UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03738

VALIC Company I

(Exact name of registrant as specified in charter)

2929 Allen Parkway, Houston, TX 77019

(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management, LLC

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Item 1. Reports to Stockholders

VALIC Company I

Annual Report, May 31, 2016

SAVING : INVESTING : PLANNING

VALIC Company I

ANNUAL REPORT MAY 31, 2016

VALIC Company I

PRESIDENT’S LETTER (unaudited)

Dear Valued Investor:

We are pleased to provide you with the following Annual Report for VALIC Company I. The report contains the investment portfolio information and the financial statements of VALIC Company I for the twelve-month period ended May 31, 2016. We encourage you to carefully read this report and thank you for your investment.

The total return for the S&P 500® Index*, widely regarded as the best single gauge of the U.S. equity market, rose 1.72%. International equity markets did not fare as well as the S&P 500® Index. The MSCI EAFE Index (net)**, designed to measure the equity market performance of developed foreign markets (Europe, Australasia, Far East), excluding the U.S. and Canada, declined sharply at -9.68%. The domestic bond market experienced respectable returns, with the Barclays U.S. Aggregate Bond Index***, a broad measure of the bond market, rising 2.99%.

Global growth continued to slow during the period which weighed heavily on international markets. Market volatility ramped up during the reporting period amid signs of a steeper than expected economic slowdown in China shortly after an unexpected decision by the Chinese government to devalue the Renminbi (RMB), which triggered a major market sell-off. In response, the Chinese government took fiscal and monetary measures in an effort to stimulate the economy. Following these measures, the Chinese economy began to show signs of stabilization towards the end of the period.

Domestically, the US Federal Reserve (“Fed”) began its much anticipated monetary tightening in December of 2015. While Fed officials said they expect to make further adjustments in the stance of monetary policy, they expect to do so gradually, watching the global economy closely. Diverging monetary policy among the various countries caused the US dollar to strengthen against many other currencies, which affected the earnings growth for multi-national corporations. Stocks saw dramatic swings in the first months of 2016 as market leadership shifted significantly. Oil prices continued to fall during the period, reaching lows not seen for almost seven years. These low oil prices have been affected by a myriad of issues, most notable among them was the oil producers’ refusal to curtail production (which has created a supply glut), exacerbated by a sluggish global economy. Also in February 2016, economic data and earnings were better than expected; as a result, the US dollar began to decline, while oil and stock prices increased.

During the period, the bond markets were lifted as fear entered the marketplace as investors increased the flow of money from equities into bonds.

As always, we encourage you to maintain a well-diversified, long-term investment portfolio. Your financial advisor can assist by reviewing your financial situation and developing a plan that utilizes diversification, asset allocation, tax planning and other investment strategies to better help you reach your long-term investment goals.

Thank you again for your trust and valued investment.

Sincerely,

John T. Genoy, President

VALIC Company I

Past performance is no guarantee of future results.

*

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

**

The MSCI EAFE Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is comprised of the MSCI country indices that represent developed markets outside of North America, Europe, Australasia and the Far East. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

***

The Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market that includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBC (agency and non-agency).

Indices are not managed and an investor cannot invest directly into an index.

1

VALIC Company I

EXPENSE EXAMPLE — May 31, 2016 (unaudited)

Disclosure of Fund Expenses in Shareholder Reports

As a shareholder of a Fund in VALIC Company I (“VC I”), you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at December 1, 2015 and held until May 31, 2016. Shares of VC I are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified retirement plans (the “Plans”) and Individual Retirement Accounts (“IRAs”) offered by The Variable Annuity Life Insurance Company (“VALIC”), the investment adviser to VC I, and other life insurance companies affiliated with VALIC. The fees and expenses associated with the Variable Contracts, Plans and IRA’s are not included in these Examples, and had such fees and expenses been included, your costs would have been higher. Please see your Variable Contract prospectus or Plan/IRA document for more details on the fees associated with the Variable Contract, Plans or IRAs.

Actual Expenses

The “Actual” section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Six Months ended May 31, 2016” to estimate the expenses you paid on your account during this period. The “Expenses Paid During the Six Months ended May 31, 2016” column and the “Annualized Expense Ratio” column do not include fees and expenses that may be charged by the Variable Contracts, Plans or IRAs, in which the Funds are offered. Had these fees and expenses been included, the “Expenses Paid During the Six Months ended May 31, 2016” column would have been higher and the “Ending Account Value” column would have been lower.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The “Expenses Paid During the Six Months ended May 31, 2016” column and the “Annualized Expense Ratio” column do not include fees and expenses that may be charged by the Variable Contracts, Plans or IRAs, in which the Funds are offered. Had these fees and expenses been included, the “Expenses Paid During the Six Months ended May 31, 2016” column would have been higher and the “Ending Account Value” column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses that may be charged by the Variable Contracts, Plans or IRAs. Please refer to your Variable Contract prospectus or Plan/IRA document for more information. Therefore, the “hypothetical” example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses were included, your costs would have been higher.

2

VALIC Company I

EXPENSE EXAMPLE — May 31, 2016 (unaudited) — (continued)

	Actual			Hypothetical
Fund	Beginning Account Value at December 1, 2015	Ending Account Value Using Actual Return at May 31, 2016	Expenses Paid During the Six Months Ended May 31, 2016	Beginning Account Value at December 1, 2015	Ending Account Value Using a Hypothetical 5% Annual Return at May 31, 2016	Expenses Paid During the Six Months Ended May 31, 2016	Annualized Expense Ratio*
Asset Allocation	$1,000.00	$993.66	$3.44	$1,000.00	$1,021.55	$3.49	0.69%
Blue Chip Growth	$1,000.00	$962.62	$4.12	$1,000.00	$1,020.80	$4.24	0.84%
Broad Cap Value Income#	$1,000.00	$997.00	$4.24	$1,000.00	$1,020.75	$4.29	0.85%
Capital Conservation	$1,000.00	$1,027.85	$3.24	$1,000.00	$1,021.80	$3.23	0.64%
Core Equity#	$1,000.00	$997.66	$4.00	$1,000.00	$1,021.00	$4.04	0.80%
Dividend Value#	$1,000.00	$1,027.42	$4.16	$1,000.00	$1,020.90	$4.14	0.82%
Dynamic Allocation#	$1,000.00	$994.30	$1.60	$1,000.00	$1,023.40	$1.62	0.32%
Emerging Economies	$1,000.00	$972.84	$4.78	$1,000.00	$1,020.15	$4.90	0.97%
Foreign Value	$1,000.00	$976.93	$3.95	$1,000.00	$1,021.00	$4.04	0.80%
Global Real Estate	$1,000.00	$1,035.81	$4.38	$1,000.00	$1,020.70	$4.34	0.86%
Global Social Awareness	$1,000.00	$1,007.21	$3.11	$1,000.00	$1,021.90	$3.13	0.62%
Global Strategy	$1,000.00	$957.61	$3.13	$1,000.00	$1,021.80	$3.23	0.64%
Government Securities	$1,000.00	$1,027.37	$3.24	$1,000.00	$1,021.80	$3.23	0.64%
Growth#	$1,000.00	$989.46	$3.88	$1,000.00	$1,021.10	$3.94	0.78%
Growth & Income#	$1,000.00	$1,015.73	$4.28	$1,000.00	$1,020.75	$4.29	0.85%
Health Sciences#	$1,000.00	$942.79	$5.10	$1,000.00	$1,019.75	$5.30	1.05%
Inflation Protected	$1,000.00	$1,021.56	$2.98	$1,000.00	$1,022.05	$2.98	0.59%
International Equities Index	$1,000.00	$973.85	$2.17	$1,000.00	$1,022.80	$2.23	0.44%
International Government Bond	$1,000.00	$1,066.92	$3.31	$1,000.00	$1,021.80	$3.23	0.64%
International Growth#	$1,000.00	$973.91	$4.98	$1,000.00	$1,019.95	$5.10	1.01%
Large Cap Core	$1,000.00	$1,022.91	$4.30	$1,000.00	$1,020.75	$4.29	0.85%
Large Capital Growth	$1,000.00	$1,024.57	$3.80	$1,000.00	$1,021.25	$3.79	0.75%
Mid Cap Index	$1,000.00	$1,028.81	$1.88	$1,000.00	$1,023.15	$1.87	0.37%
Mid Cap Strategic Growth	$1,000.00	$1,023.59	$4.25	$1,000.00	$1,020.80	$4.24	0.84%
Money Market I#	$1,000.00	$1,000.05	$1.70	$1,000.00	$1,023.30	$1.72	0.34%
Nasdaq-100® Index#	$1,000.00	$974.21	$2.67	$1,000.00	$1,022.30	$2.73	0.54%
Science & Technology	$1,000.00	$986.53	$4.92	$1,000.00	$1,020.05	$5.00	0.99%
Small Cap Aggressive Growth#	$1,000.00	$869.54	$4.63	$1,000.00	$1,020.05	$5.00	0.99%
Small Cap#	$1,000.00	$984.85	$4.57	$1,000.00	$1,020.40	$4.65	0.92%
Small Cap Index	$1,000.00	$971.02	$2.07	$1,000.00	$1,022.90	$2.12	0.42%
Small Cap Special Values	$1,000.00	$1,032.22	$4.47	$1,000.00	$1,020.60	$4.45	0.88%
Small-Mid Growth#	$1,000.00	$990.57	$4.98	$1,000.00	$1,020.00	$5.05	1.00%
Stock Index	$1,000.00	$1,017.46	$1.71	$1,000.00	$1,023.30	$1.72	0.34%
Value#	$1,000.00	$1,017.57	$4.29	$1,000.00	$1,020.75	$4.29	0.85%

*	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 days (to reflect the one-half year period). These ratios do not reflect fees and expenses associated with the Variable Contracts, Plans or IRA’s. If such fees and expenses had been included, the expenses would have been higher. Please refer to your Variable Contract prospectus for details on expenses that apply to the Variable Contracts or your Plan/IRA document for details on the administrative fees charged by your Plan/IRA sponsor.
#	During the stated period, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the “Actual/Hypothetical Ending Account Value” would have been lower and the “Actual/Hypothetical Expenses Paid During the Six Months Ended May 31, 2016” and the “Annualized Expense Ratio” would have been higher. If these fees and expenses had not been recouped, the “Actual/Hypothetical Ending Account Value” would have been higher and the “Actual/Hypothetical Expenses Paid During the Six Months Ended May 31, 2016” and the “Annualized Expense Ratio” would have been lower.

3

VALIC Company I Asset Allocation Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Time Deposits	22.2%
Federal National Mtg. Assoc.	9.5
Federal Home Loan Mtg. Corp.	4.6
Diversified Banking Institutions	3.7
U.S. Government Treasuries	3.1
Banks — Commercial	3.0
Electric — Integrated	1.9
Telephone — Integrated	1.9
Diversified Manufacturing Operations	1.7
United States Treasury Notes	1.7
Medical — Drugs	1.6
Diversified Financial Services	1.6
Registered Investment Companies	1.6
Real Estate Investment Trusts	1.6
Oil Companies — Integrated	1.4
Oil Companies — Exploration & Production	1.4
Aerospace/Defense	1.1
Computer Services	1.0
Insurance — Life/Health	1.0
Computers	1.0
Medical — HMO	1.0
Auto — Cars/Light Trucks	0.9
Chemicals — Diversified	0.9
Retail — Discount	0.8
Exchange — Traded Funds	0.8
Applications Software	0.8
Medical — Biomedical/Gene	0.8
Networking Products	0.8
Insurance — Multi-line	0.8
Food — Misc./Diversified	0.7
Electronic Components — Semiconductors	0.7
Cable/Satellite TV	0.7
Government National Mtg. Assoc.	0.7
Insurance — Property/Casualty	0.7
Oil Refining & Marketing	0.7
United States Treasury Bonds	0.7
Finance — Credit Card	0.7
Web Portals/ISP	0.6
Retail — Restaurants	0.6
Pipelines	0.5
Banks — Super Regional	0.5
Beverages — Non-alcoholic	0.5
Airlines	0.5
Aerospace/Defense — Equipment	0.5
Finance — Other Services	0.5
Commercial Services — Finance	0.4
Insurance — Reinsurance	0.4
E-Commerce/Products	0.4
Savings & Loans/Thrifts	0.4
Retail — Auto Parts	0.4
Medical Instruments	0.4
Brewery	0.4
Retail — Building Products	0.4
Paper & Related Products	0.4
Steel — Producers	0.4
Internet Content — Entertainment	0.4
Multimedia	0.4
Investment Management/Advisor Services	0.4
Medical — Hospitals	0.4
Finance — Investment Banker/Broker	0.4
Finance — Consumer Loans	0.4
Cosmetics & Toiletries	0.3
Gas — Distribution	0.3
Medical Labs & Testing Services	0.3
Machinery — Farming	0.3
Retail — Drug Store	0.3
Casino Hotels	0.3
Electric — Generation	0.3
Medical — Wholesale Drug Distribution	0.3

Agricultural Operations	0.3
Electric Products — Misc.	0.3
Cruise Lines	0.3
Consumer Products — Misc.	0.3
Electric — Distribution	0.3
Sovereign	0.2
Cellular Telecom	0.2
Insurance — Mutual	0.2
Electronic Forms	0.2
Tobacco	0.2
Oil & Gas Drilling	0.2
Oil — Field Services	0.2
Finance — Auto Loans	0.2
Municipal Bonds & Notes	0.2
Containers — Paper/Plastic	0.2
Chemicals — Specialty	0.2
Electronic Connectors	0.2
X-Ray Equipment	0.2
Retail — Apparel/Shoe	0.2
Food — Retail	0.2
Pharmacy Services	0.2
Auto/Truck Parts & Equipment — Original	0.2
Transport — Services	0.2
Containers — Metal/Glass	0.2
Diagnostic Equipment	0.2
Building Products — Wood	0.2
Building & Construction Products — Misc.	0.2
Computers — Integrated Systems	0.2
Electronic Components — Misc.	0.1
Banks — Fiduciary	0.1
Disposable Medical Products	0.1
Data Processing/Management	0.1
Independent Power Producers	0.1
Apparel Manufacturers	0.1
Telecom Services	0.1
Medical Products	0.1
Internet Infrastructure Software	0.1
Publishing — Newspapers	0.1
Transport — Rail	0.1
Coatings/Paint	0.1
Finance — Commercial	0.1
Semiconductor Components — Integrated Circuits	0.1
Beverages — Wine/Spirits	0.1
Human Resources	0.1
Auto — Heavy Duty Trucks	0.1
Schools	0.1
Tools — Hand Held	0.1
Distribution/Wholesale	0.1
Semiconductor Equipment	0.1
Advertising Agencies	0.1
Wire & Cable Products	0.1
SupraNational Banks	0.1
Enterprise Software/Service	0.1
Diversified Minerals	0.1
Home Furnishings	0.1
Medical — Generic Drugs	0.1
Printing — Commercial	0.1
Hotels/Motels	0.1
Office Supplies & Forms	0.1
Machinery — General Industrial	0.1
Food — Dairy Products	0.1
Internet Connectivity Services	0.1
Metal — Aluminum	0.1
Power Converter/Supply Equipment	0.1
Food — Meat Products	0.1
Transport — Truck	0.1
Medical — Outpatient/Home Medical	0.1
Computer Data Security	0.1
E-Commerce/Services	0.1

4

VALIC Company I Asset Allocation Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited) — (continued)

Industry Allocation* (continued)

Poultry	0.1%
Building & Construction — Misc.	0.1
Commercial Services	0.1
Publishing — Periodicals	0.1
Marine Services	0.1
Retail — Consumer Electronics	0.1
Real Estate Operations & Development	0.1
Retail — Automobile	0.1
Travel Services	0.1
Finance — Mortgage Loan/Banker	0.1
Rental Auto/Equipment	0.1
Computer Aided Design	0.1
Steel Pipe & Tube	0.1
Footwear & Related Apparel	0.1
Finance — Leasing Companies	0.1
Gambling (Non-Hotel)	0.1
Lasers — System/Components	0.1
Electronic Measurement Instruments	0.1
Engineering/R&D Services	0.1
Home Decoration Products	0.1
Miscellaneous Manufacturing	0.1
Computers — Memory Devices	0.1
Wireless Equipment	0.1
Medical Information Systems	0.1
Rubber — Tires	0.1

105.5%

*	Calculated as a percentage of net assets

5

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Principal Amount	Value (Note 2)

ASSET BACKED SECURITIES — 1.5%
Diversified Financial Services — 1.5%
Asset Backed Securities Corp. Home Equity Loan Trust FRS Series 2004-HE7, Class M2 2.01% due 10/25/2034	$72,245	$67,722
BA Credit Card Trust Series 2015-A2, Class A 1.36% due 09/15/2020	79,000	79,229
CGGS Commercial Mtg. Trust Series 2016-RNDA, Class AFX 2.76% due 02/10/2033*(1)	100,000	101,253
Chase Issuance Trust FRS Series 2014-A5, Class A5 0.80% due 04/15/2021	78,000	77,998
Citigroup Commercial Mtg. Trust Series 2014-GC23, Class A2 2.85% due 07/10/2047(1)	95,000	97,659
Core Industrial Trust Series 2015-CALW, Class A 3.04% due 02/10/2034*(1)	91,000	94,149
Countrywide Home Loan Mtg. Pass Through Trust Series 2005-6, Class 1A11 5.25% due 02/25/2026(2)	793	793
CSMC Trust Series 2015-GLPA, Class A 3.88% due 11/15/2037*(1)	722,000	786,106
Dell Equipment Finance Trust Series 2015- 1, Class A3 1.30% due 03/23/2020*	100,000	99,894
Discover Card Execution Note Trust Series 2015-A4, Class A4 2.19% due 04/17/2023	85,000	86,657
First Franklin Mtg. Loan Trust FRS Series 2006-FF15, Class A5 0.61% due 11/25/2036	64,978	57,515
Ford Credit Auto Owner Trust Series 2014-C, Class B 1.97% due 04/15/2020	52,000	52,424
GS Mtg. Securities Trust Series 2015-GC28, Class A2 2.90% due 02/10/2048(1)	24,000	24,705
Honda Auto Receivables Owner Trust Series 2016-2, Class A4 1.62% due 08/15/2022	30,000	30,000
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23, Class A2 2.98% due 07/15/2050(1)	100,000	103,456
NRP Mtg. Trust VRS Series 2013-1, Class A1 3.25% due 07/25/2043*(2)	100,332	99,922
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.83% due 05/25/2046*	30,000	30,056
Taco Bell Funding LLC Series 2016-1A, Class A2II 4.38% due 05/25/2046*	30,000	30,042
Wells Fargo Mtg. Backed Securities Trust FRS Series 2004-X, Class 1A3 2.75% due 11/25/2034(2)	18,431	18,386
WF-RBS Commercial Mtg. Trust Series 2014-C25, Class A2 2.93% due 11/15/2047(1)	600,000	620,965

Total Asset Backed Securities
(cost $2,505,677)		2,558,931

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES — 18.6%
Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc. Senior Notes 4.20% due 04/15/2024	$37,000	$38,989
Omnicom Group, Inc. Company Guar. Notes 3.60% due 04/15/2026	72,000	73,882

		112,871

Aerospace/Defense — 0.2%
BAE Systems Holdings, Inc. Company Guar. Notes 3.80% due 10/07/2024*	90,000	92,692
BAE Systems Holdings, Inc. Company Guar. Notes 4.75% due 10/07/2044*	25,000	25,947
Boeing Co. Senior Notes 0.95% due 05/15/2018	92,000	91,781
Boeing Co. Senior Notes 2.20% due 10/30/2022	77,000	77,519

		287,939

Aerospace/Defense - Equipment — 0.2%
Harris Corp. Senior Notes 4.85% due 04/27/2035	92,000	98,745
Harris Corp. Senior Notes 5.05% due 04/27/2045	87,000	95,790
Moog, Inc. Company Guar. Notes 5.25% due 12/01/2022*	29,000	29,471
Orbital ATK, Inc. Company Guar. Notes 5.50% due 10/01/2023	79,000	82,753
Spirit AeroSystems, Inc. Company Guar. Notes 3.85% due 06/15/2026	14,000	14,126
Triumph Group, Inc. Company Guar. Notes 5.25% due 06/01/2022	26,000	23,790

		344,675

Airlines — 0.1%
Allegiant Travel Co. Company Guar. Notes 5.50% due 07/15/2019	76,000	78,470
Atlas Air, Inc. Pass-Through Certs. Series 1999-1, Class B 7.63% due 01/02/2018(3)	2,671	2,680
United Airlines Pass-Through Trust Pass-Through Certs Series 2014-2, Class B 4.63% due 03/03/2024	118,868	119,463

		200,613

Appliances — 0.0%
Whirlpool Corp. Senior Notes 4.50% due 06/01/2046	52,000	52,733

Applications Software — 0.1%
Microsoft Corp. Senior Notes 1.30% due 11/03/2018	83,000	83,259

6

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Auto - Cars/Light Trucks — 0.7%
American Honda Finance Corp. Senior Notes 1.20% due 07/14/2017	$88,000	$88,154
BMW US Capital LLC Company Guar. Notes 1.50% due 04/11/2019*	78,000	77,941
Daimler Finance North America LLC Company Guar. Notes 1.38% due 08/01/2017*	158,000	157,886
Daimler Finance North America LLC Company Guar. Notes 2.45% due 05/18/2020*	158,000	159,934
Ford Motor Credit Co. LLC Senior Notes 1.50% due 01/17/2017	58,000	58,081
Ford Motor Credit Co. LLC Senior Notes 2.02% due 05/03/2019	200,000	199,394
Ford Motor Credit Co. LLC Senior Notes 3.10% due 05/04/2023	200,000	198,830
Hyundai Capital America Senior Notes 2.40% due 10/30/2018*	199,000	200,931
Toyota Motor Credit Corp. Senior Notes 2.00% due 10/24/2018	63,000	63,893

		1,205,044

Auto - Heavy Duty Trucks — 0.1%
JB Poindexter & Co., Inc. Senior Notes 9.00% due 04/01/2022*	41,000	43,153
PACCAR Financial Corp. Senior Notes 1.65% due 02/25/2019	27,000	27,167
PACCAR Financial Corp. Senior Notes 2.20% due 09/15/2019	96,000	97,755

		168,075

Banks - Commercial — 1.0%
BankUnited, Inc. Senior Notes 4.88% due 11/17/2025	190,000	191,419
Citizens Bank NA Senior Notes 2.55% due 05/13/2021	268,000	267,413
Fifth Third Bank Senior Notes 2.30% due 03/15/2019	205,000	207,401
First Horizon National Corp. Senior Notes 3.50% due 12/15/2020	242,000	242,780
MUFG Union Bank NA Senior Notes 3.00% due 06/06/2016	273,000	273,057
Regions Financial Corp. Senior Notes 3.20% due 02/08/2021	91,000	91,888
Regions Financial Corp. Sub. Notes 7.38% due 12/10/2037	131,000	166,923
SunTrust Bank Sub. Notes 3.30% due 05/15/2026	203,000	202,241

		1,643,122

Security Description	Principal Amount	Value (Note 2)

Banks - Fiduciary — 0.1%
Citizens Financial Group, Inc. Sub. Notes 4.15% due 09/28/2022*	$207,000	$213,350

Banks - Super Regional — 0.1%
SunTrust Banks, Inc. Senior Notes 2.90% due 03/03/2021	18,000	18,300
Wells Fargo & Co. Sub. Notes 4.30% due 07/22/2027	150,000	159,031
Wells Fargo & Co. Sub. Notes 4.90% due 11/17/2045	18,000	19,397

		196,728

Batteries/Battery Systems — 0.0%
EnerSys Company Guar. Notes 5.00% due 04/30/2023*	64,000	63,600

Brewery — 0.4%
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 1.90% due 02/01/2019	62,000	62,307
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 2.65% due 02/01/2021	116,000	118,061
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 3.30% due 02/01/2023	50,000	51,415
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 4.70% due 02/01/2036	181,000	195,942
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 4.90% due 02/01/2046	35,000	39,071
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 1.38% due 07/15/2017	188,000	188,461

		655,257

Broadcast Services/Program — 0.0%
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes Series A 6.50% due 11/15/2022	46,000	44,850

Building & Construction Products - Misc. — 0.1%
Standard Industries, Inc. Senior Notes 5.13% due 02/15/2021*	16,000	16,600
Standard Industries, Inc. Senior Notes 6.00% due 10/15/2025*	54,000	57,375

		73,975

Building & Construction - Misc. — 0.0%
Weekley Homes LLC/Weekley Finance Corp. Senior Notes 6.00% due 02/01/2023	38,000	35,340

Building Products - Doors & Windows — 0.0%
Griffon Corp. Company Guar. Notes 5.25% due 03/01/2022	19,000	18,763

7

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Building Products - Wood — 0.1%
Masco Corp. Senior Notes 4.45% due 04/01/2025	$123,000	$127,612

Building - Residential/Commercial — 0.0%
Lennar Corp. Company Guar. Notes 4.75% due 04/01/2021	69,000	70,552

Cable/Satellite TV — 0.3%
Block Communications, Inc. Senior Notes 7.25% due 02/01/2020*	22,000	22,220
Cable One, Inc. Company Guar. Notes 5.75% due 06/15/2022*	85,000	87,125
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.75% due 02/15/2026*	135,000	138,375
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.88% due 04/01/2024*#	25,000	26,063
Cequel Communications Holdings I LLC/Cequel Capital Corp. Senior Notes 5.13% due 12/15/2021*	55,000	52,525
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 3.58% due 07/23/2020*	116,000	119,663
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 6.38% due 10/23/2035*	52,000	59,512

		505,483

Casino Hotels — 0.2%
Caesars Entertainment Resort Properties LLC Senior Sec. Notes 8.00% due 10/01/2020	90,000	90,675
Caesars Entertainment Resort Properties LLC Sec. Notes 11.00% due 10/01/2021	47,000	45,002
Downstream Development Authority of the Quapaw Tribe of Oklahoma Senior Sec. Notes 10.50% due 07/01/2019*	65,000	60,775
MGM Resorts International Company Guar. Notes 6.00% due 03/15/2023#	50,000	52,250
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC Company Guar. Notes 5.88% due 05/15/2021*	125,000	126,250

		374,952

Cellular Telecom — 0.2%
Sprint Corp. Company Guar. Notes 7.25% due 09/15/2021	322,000	260,820
T-Mobile USA, Inc. Company Guar. Notes 6.50% due 01/15/2026	110,000	116,325

		377,145

Security Description	Principal Amount	Value (Note 2)

Chemicals - Diversified — 0.1%
Solvay Finance America LLC Company Guar. Notes 4.45% due 12/03/2025*	$226,000	$231,807

Chemicals - Plastics — 0.0%
A. Schulman, Inc. Company Guar. Notes 6.88% due 06/01/2023*	63,000	62,842

Chemicals - Specialty — 0.1%
Lubrizol Corp. Company Guar. Notes 6.50% due 10/01/2034	45,000	58,304
Tronox Finance LLC Company Guar. Notes 7.50% due 03/15/2022*	66,000	49,170

		107,474

Coal — 0.0%
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. Company Guar. Notes 7.38% due 02/01/2020	71,000	56,977

Coatings/Paint — 0.1%
RPM International, Inc. Senior Notes 5.25% due 06/01/2045	154,000	151,114
Valspar Corp. Senior Notes 3.95% due 01/15/2026	40,000	41,210

		192,324

Commercial Services - Finance — 0.1%
Automatic Data Processing, Inc. Senior Notes 2.25% due 09/15/2020	47,000	48,387
Equifax, Inc. Senior Notes 3.25% due 06/01/2026	30,000	30,020
Harland Clarke Holdings Corp. Senior Sec. Notes 6.88% due 03/01/2020*	35,000	32,550
Harland Clarke Holdings Corp. Senior Notes 9.25% due 03/01/2021*	66,000	54,780
Total System Services, Inc. Senior Notes 3.80% due 04/01/2021	23,000	23,856
Total System Services, Inc. Senior Notes 4.80% due 04/01/2026	18,000	19,002

		208,595

Computer Services — 0.2%
Hewlett Packard Enterprise Co. Senior Bonds 4.90% due 10/15/2025*	89,000	91,093
Hewlett Packard Enterprise Co. Senior Bonds 6.20% due 10/15/2035*	123,000	119,801
Hewlett Packard Enterprise Co. Senior Bonds 6.35% due 10/15/2045*	64,000	61,228
International Business Machines Corp. Senior Notes 3.45% due 02/19/2026	101,000	106,877

		378,999

8

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Computer Software — 0.0%
Rackspace Hosting, Inc. Company Guar. Notes 6.50% due 01/15/2024*#	$55,000	$55,000

Computers — 0.4%
Apple, Inc. Senior Notes 2.85% due 05/06/2021	97,000	101,286
Apple, Inc. Senior Notes 2.85% due 02/23/2023	95,000	97,821
Apple, Inc. Senior Notes 4.50% due 02/23/2036	40,000	43,401
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 6.02% due 06/15/2026*	152,000	153,655
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 8.10% due 07/15/2036*	102,000	104,358
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 8.35% due 07/15/2046*	89,000	90,600

		591,121

Computers - Integrated Systems — 0.1%
Diebold, Inc. Company Guar. Notes 8.50% due 04/15/2024*	101,000	99,990

Consumer Products - Misc. — 0.0%
Kimberly-Clark Corp. Senior Notes 1.85% due 03/01/2020#	33,000	33,440

Containers - Metal/Glass — 0.1%
Crown Cork & Seal Co., Inc. Company Guar. Notes 7.38% due 12/15/2026	50,000	55,000
Owens-Brockway Glass Container, Inc. Company Guar. Notes 5.38% due 01/15/2025*	50,000	50,437

		105,437

Containers - Paper/Plastic — 0.2%
Amcor Finance USA, Inc. Company Guar. Notes 3.63% due 04/28/2026*	71,000	71,246
Berry Plastics Corp. Sec. Notes 5.13% due 07/15/2023	105,000	104,212
Brambles USA, Inc. Company Guar. Notes 4.13% due 10/23/2025*	40,000	42,165
Multi-Color Corp. Company Guar. Notes 6.13% due 12/01/2022*	54,000	54,877

		272,500

Cosmetics & Toiletries — 0.0%
Estee Lauder Cos., Inc. Senior Notes 4.38% due 06/15/2045	27,000	29,719

Security Description	Principal Amount	Value (Note 2)

Data Processing/Management — 0.0%
Fidelity National Information Services, Inc. Company Guar. Notes 5.00% due 10/15/2025	$40,000	$44,534

Diagnostic Equipment — 0.1%
Danaher Corp. Senior Notes 3.35% due 09/15/2025	69,000	73,838
Danaher Corp. Senior Notes 4.38% due 09/15/2045	38,000	42,632

		116,470

Dialysis Centers — 0.0%
DaVita HealthCare Partners, Inc. Company Guar. Notes 5.13% due 07/15/2024	50,000	50,675

Disposable Medical Products — 0.0%
CR Bard, Inc. Senior Notes 3.00% due 05/15/2026	62,000	61,871

Distribution/Wholesale — 0.0%
WW Grainger, Inc. Senior Notes 3.75% due 05/15/2046	41,000	40,750

Diversified Banking Institutions — 1.7%
Bank of America Corp. Senior Notes 2.60% due 01/15/2019	63,000	64,003
Bank of America Corp. Senior Notes 2.63% due 10/19/2020	58,000	58,347
Bank of America Corp. Sub. Notes 3.95% due 04/21/2025	94,000	93,836
Bank of America Corp. Sub. Notes 4.25% due 10/22/2026	104,000	105,623
Bank of America Corp. Sub. Notes 6.11% due 01/29/2037	216,000	250,089
Bank of America Corp. Sub. Notes 7.25% due 10/15/2025	21,000	25,339
Citigroup, Inc. Sub. Notes 3.88% due 03/26/2025	31,000	30,993
Citigroup, Inc. Sub. Notes 4.40% due 06/10/2025	73,000	74,815
Citigroup, Inc. Sub. Notes 4.45% due 09/29/2027	376,000	381,499
Citigroup, Inc. Sub. Notes 6.00% due 10/31/2033	54,000	60,530
Goldman Sachs Group, Inc. Senior Notes 3.63% due 01/22/2023	51,000	52,865
Goldman Sachs Group, Inc. Sub. Notes 4.25% due 10/21/2025	119,000	121,277

9

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
Goldman Sachs Group, Inc. Senior Notes 4.75% due 10/21/2045	$35,000	$37,500
Goldman Sachs Group, Inc. Sub. Notes 5.15% due 05/22/2045	11,000	11,321
Goldman Sachs Group, Inc. Senior Notes 5.38% due 03/15/2020	83,000	91,757
Goldman Sachs Group, Inc. Senior Notes 6.13% due 02/15/2033	76,000	93,452
Goldman Sachs Group, Inc. Sub. Notes 6.75% due 10/01/2037	131,000	159,303
JPMorgan Chase & Co Senior Notes 2.70% due 05/18/2023	45,000	44,588
JPMorgan Chase & Co. Senior Notes 2.20% due 10/22/2019	117,000	118,052
JPMorgan Chase & Co. Senior Notes 2.55% due 03/01/2021	100,000	100,833
JPMorgan Chase & Co. Senior Notes 2.75% due 06/23/2020	78,000	79,469
JPMorgan Chase & Co. Sub. Notes 4.13% due 12/15/2026	98,000	101,538
JPMorgan Chase & Co. Sub. Notes 4.95% due 06/01/2045	21,000	22,505
Morgan Stanley Senior Notes 2.80% due 06/16/2020	58,000	58,914
Morgan Stanley Sub. Notes 4.10% due 05/22/2023	159,000	164,131
Morgan Stanley Senior Notes 4.75% due 03/22/2017	49,000	50,362
Morgan Stanley Sub. Notes 5.00% due 11/24/2025	236,000	256,195
Morgan Stanley Senior Notes 5.50% due 07/28/2021	86,000	97,025

		2,806,161

Diversified Financial Services — 0.1%
USAA Capital Corp. Senior Notes 2.13% due 06/03/2019*	159,000	161,807

Diversified Manufacturing Operations — 0.4%
General Electric Capital Corp. Senior Notes 1.25% due 05/15/2017	114,000	114,253
General Electric Co. Senior Notes 2.70% due 10/09/2022	76,000	78,378
General Electric Co. Senior Bonds 5.88% due 01/14/2038	89,000	116,764

Security Description	Principal Amount	Value (Note 2)

Diversified Manufacturing Operations (continued)
Ingersoll-Rand Global Holding Co., Ltd. Company Guar. Notes 5.75% due 06/15/2043	$95,000	$112,232
Textron, Inc. Senior Notes 4.00% due 03/15/2026	77,000	78,937
Textron, Inc. Senior Notes 4.63% due 09/21/2016	99,000	99,867
Trinity Industries, Inc. Company Guar. Notes 4.55% due 10/01/2024	51,000	47,233

		647,664

E-Commerce/Services — 0.0%
Match Group, Inc. Senior Notes 6.38% due 06/01/2024*	34,000	34,680

Educational Software — 0.0%
Cengage Learning, Inc. Senior Notes 9.50% due 06/15/2024*	43,000	43,538

Electric - Distribution — 0.1%
Entergy Louisiana LLC 1st. Mtg. Bonds 4.95% due 01/15/2045	173,000	176,703
Oglethorpe Power Corp. 1st. Mtg. Bonds 4.25% due 04/01/2046	35,000	35,180

		211,883

Electric - Integrated — 1.0%
AES Corp. Senior Notes 4.88% due 05/15/2023	147,000	145,163
AES Corp. Senior Notes 5.50% due 03/15/2024	114,000	115,104
Arizona Public Service Co. Senior Notes 2.20% due 01/15/2020	46,000	46,604
Carolina Power and Light Co. 1st. Mtg. Bonds 3.00% due 09/15/2021	84,000	88,499
Dominion Resources, Inc. Jr. Sub. Notes 2.96% due 07/01/2019	34,000	34,225
Dominion Resources, Inc. Senior Notes 5.25% due 08/01/2033	75,000	81,249
Entergy Arkansas, Inc. 1st. Mtg. Bonds 3.50% due 04/01/2026	27,000	28,925
Entergy Arkansas, Inc. 1st. Mtg. Bonds 4.95% due 12/15/2044	69,000	70,889
Exelon Corp. Senior Notes 3.40% due 04/15/2026	54,000	54,539
Exelon Corp. Senior Notes 4.95% due 06/15/2035	44,000	47,711

10

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Electric - Integrated (continued)
Exelon Corp. Senior Notes 5.10% due 06/15/2045	$44,000	$48,480
Exelon Generation Co. LLC Senior Notes 2.95% due 01/15/2020	63,000	64,017
FirstEnergy Corp. Senior Notes 7.38% due 11/15/2031	119,000	145,127
Georgia Power Co. Senior Notes 3.25% due 04/01/2026	25,000	25,965
Louisville Gas & Electric Co. 1st. Mtg. Bonds 4.38% due 10/01/2045	12,000	13,241
South Carolina Electric & Gas Co. 1st. Mtg. Bonds 5.10% due 06/01/2065	56,000	63,100
Southern California Edison Co. 1st. Mtg. Notes 1.13% due 05/01/2017	101,000	101,168
Southern Co. Senior Notes 1.30% due 08/15/2017	82,000	81,941
Southern Co. Senior Notes 4.40% due 07/01/2046	93,000	94,649
Southern Power Co. Senior Notes 4.15% due 12/01/2025	87,000	90,721
Talen Energy Supply LLC Senior Notes 6.50% due 06/01/2025	155,000	136,013
Trans-Allegheny Interstate Line Co. Senior Notes 3.85% due 06/01/2025*	49,000	51,106

		1,628,436

Electronic Components - Misc. — 0.0%
Corning, Inc. Senior Notes 1.50% due 05/08/2018	61,000	60,746

Electronic Components - Semiconductors — 0.1%
Intel Corp. Senior Notes 1.35% due 12/15/2017	74,000	74,207
Intel Corp. Senior Notes 4.10% due 05/19/2046	69,000	69,197
Micron Technology, Inc. Senior Notes 5.63% due 01/15/2026*	28,000	22,820
Micron Technology, Inc. Senior Sec. Notes 7.50% due 09/15/2023*	43,000	45,150

		211,374

Electronic Parts Distribution — 0.0%
Avnet, Inc. Senior Notes 4.63% due 04/15/2026	41,000	41,448

Security Description	Principal Amount	Value (Note 2)

Energy - Alternate Sources — 0.0%
TerraForm Power Operating LLC Company Guar. Notes 5.88% due 02/01/2023*	$60,000	$53,100

Enterprise Software/Service — 0.0%
Oracle Corp. Senior Notes 3.90% due 05/15/2035	31,000	31,558

Finance - Auto Loans — 0.2%
Ally Financial, Inc. Sub. Notes 5.75% due 11/20/2025	214,000	216,675
Credit Acceptance Corp. Company Guar. Notes 7.38% due 03/15/2023	100,000	96,250

		312,925

Finance - Commercial — 0.1%
Jefferies Finance LLC/JFIN Co-Issuer Corp. Senior Notes 7.38% due 04/01/2020*	200,000	188,000

Finance - Consumer Loans — 0.3%
Enova International, Inc. Company Guar. Notes 9.75% due 06/01/2021	138,000	105,570
Navient Corp. Senior Notes 5.63% due 08/01/2033	206,000	144,200
OneMain Financial Holdings, Inc. Company Guar. Notes 6.75% due 12/15/2019*	24,000	24,240
Springleaf Finance Corp. Company Guar. Notes 7.75% due 10/01/2021#	32,000	31,680
Springleaf Finance Corp. Company Guar. Notes 8.25% due 12/15/2020	22,000	22,880
Synchrony Financial Senior Notes 4.25% due 08/15/2024	73,000	75,504

		404,074

Finance - Credit Card — 0.2%
American Express Credit Corp. Senior Notes 2.25% due 05/05/2021	112,000	111,990
Discover Financial Services Senior Notes 3.75% due 03/04/2025	105,000	104,887
Visa, Inc. Senior Notes 4.30% due 12/14/2045	17,000	18,787

		235,664

Finance - Investment Banker/Broker — 0.1%
Lehman Brothers Holdings, Inc. Escrow Notes 5.50% due 04/04/2016	44,000	3,410
Lehman Brothers Holdings, Inc. Escrow Notes 6.75% due 12/28/2017(4)	71,000	7
Lehman Brothers Holdings, Inc. Escrow Notes 7.50% due 05/11/2038(4)	69,000	7

11

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Finance - Investment Banker/Broker (continued)
TD Ameritrade Holding Corp. Senior Notes 2.95% due 04/01/2022	$67,000	$68,678

		72,102

Finance - Mortgage Loan/Banker — 0.1%
Quicken Loans, Inc. Company Guar. Notes 5.75% due 05/01/2025*	100,000	94,750

Finance - Other Services — 0.2%
National Rural Utilities Cooperative Finance Corp. Senior Notes 0.95% due 04/24/2017	52,000	51,993
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 1.10% due 01/27/2017	143,000	143,203
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 2.00% due 01/27/2020	103,000	103,792
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 2.30% due 11/01/2020	47,000	47,909

		346,897

Firearms & Ammunition — 0.0%
FGI Operating Co. LLC/FGI Finance, Inc. Sec. Notes 7.88% due 05/01/2020	39,000	28,275

Food - Meat Products — 0.1%
JBS USA LLC/JBS USA Finance, Inc. Senior Notes 5.88% due 07/15/2024*	110,000	108,075

Food - Misc./Diversified — 0.1%
Kraft Heinz Foods Co. Company Guar. Notes 4.38% due 06/01/2046*	62,000	62,728
Kraft Heinz Foods Co. Sec. Notes 4.88% due 02/15/2025*	112,000	122,342

		185,070

Food - Retail — 0.1%
Albertsons Cos LLC/Safeway, Inc. Senior Notes 6.63% due 06/15/2024*	43,000	44,021
SUPERVALU, Inc. Senior Notes 7.75% due 11/15/2022#	84,000	72,975

		116,996

Food - Wholesale/Distribution — 0.0%
C&S Group Enterprises LLC Senior Sec. Notes 5.38% due 07/15/2022*	36,000	34,380

Gambling (Non-Hotel) — 0.1%
Scientific Games International, Inc. Company Guar. Notes 10.00% due 12/01/2022	90,000	72,900

Gas - Distribution — 0.0%
Dominion Gas Holdings LLC Senior Notes 4.80% due 11/01/2043	35,000	36,890

Security Description	Principal Amount	Value (Note 2)

Hazardous Waste Disposal — 0.0%
Clean Harbors, Inc. Company Guar. Notes 5.13% due 06/01/2021*	$37,000	$37,370

Home Decoration Products — 0.1%
Newell Rubbermaid, Inc. Senior Notes 4.20% due 04/01/2026	42,000	44,506
Newell Rubbermaid, Inc. Senior Notes 5.38% due 04/01/2036	30,000	33,383

		77,889

Home Furnishings — 0.0%
Tempur Sealy International, Inc. Company Guar. Notes 5.50% due 06/15/2026*	46,000	46,230

Hotels/Motels — 0.0%
Interval Acquisition Corp. Company Guar. Notes 5.63% due 04/15/2023*	60,000	61,200

Independent Power Producers — 0.1%
Dynegy, Inc. Company Guar. Notes 7.38% due 11/01/2022	115,000	110,975
NRG Energy, Inc. Company Guar. Notes 6.25% due 07/15/2022	115,000	112,952

		223,927

Industrial Gases — 0.0%
Airgas, Inc. Company Guar. Notes 3.05% due 08/01/2020	32,000	32,739

Insurance - Life/Health — 0.3%
CNO Financial Group, Inc. Senior Notes 5.25% due 05/30/2025	46,000	47,380
Jackson National Life Global Funding Sec. Notes 3.05% due 04/29/2026*	170,000	168,606
Pacific LifeCorp Senior Notes 6.00% due 02/10/2020*	45,000	49,940
Pricoa Global Funding I Senior Sec. Notes 1.35% due 08/18/2017*	159,000	159,153
Principal Financial Group, Inc. Company Guar. Notes 1.85% due 11/15/2017	33,000	33,070
Principal Life Global Funding II Senior Sec. Notes 3.00% due 04/18/2026*	58,000	57,769
Unum Group Senior Notes 5.75% due 08/15/2042	34,000	35,826

		551,744

Insurance - Multi-line — 0.4%
Assurant, Inc. Senior Notes 6.75% due 02/15/2034	139,000	166,639
MetLife, Inc. Senior Notes 4.60% due 05/13/2046	52,000	54,643

12

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Insurance - Multi-line (continued)
Metropolitan Life Global Funding I Sec. Notes 1.88% due 06/22/2018*	$350,000	$352,707

		573,989

Insurance - Mutual — 0.2%
Massachusetts Mutual Life Insurance Co. Sub. Notes 4.50% due 04/15/2065*	64,000	58,521
MassMutual Global Funding II Senior Sec. Notes 2.10% due 08/02/2018*	220,000	223,718
New York Life Global Funding Sec. Notes 2.10% due 01/02/2019*	74,000	75,209

		357,448

Internet Connectivity Services — 0.1%
Cogent Communications Group, Inc. Senior Sec. Notes 5.38% due 03/01/2022*	75,000	75,375
Zayo Group LLC/Zayo Capital, Inc. Company Guar. Notes 6.38% due 05/15/2025	26,000	27,040

		102,415

Internet Content - Entertainment — 0.1%
Netflix, Inc. Senior Notes 5.88% due 02/15/2025	80,000	83,800

Investment Management/Advisor Services — 0.1%
National Financial Partners Corp. Senior Notes 9.00% due 07/15/2021*	89,000	86,664

Machinery - Farming — 0.1%
John Deere Capital Corp. Senior Notes 1.13% due 06/12/2017	85,000	85,135
John Deere Capital Corp. Senior Notes 1.55% due 12/15/2017	124,000	124,826

		209,961

Marine Services — 0.1%
Great Lakes Dredge & Dock Corp. Company Guar. Notes 7.38% due 02/01/2019	105,000	99,750

Medical Labs & Testing Services — 0.3%
Laboratory Corp. of America Holdings Senior Notes 3.20% due 02/01/2022	25,000	25,289
Laboratory Corp. of America Holdings Senior Notes 3.60% due 02/01/2025	80,000	81,743
Laboratory Corp. of America Holdings Senior Notes 4.70% due 02/01/2045	41,000	41,912
Quest Diagnostics, Inc. Senior Notes 3.45% due 06/01/2026	59,000	59,085
Roche Holdings, Inc. Company Guar. Notes 1.35% due 09/29/2017*	135,000	135,539

Security Description	Principal Amount	Value (Note 2)

Medical Labs & Testing Services (continued)
Roche Holdings, Inc. Company Guar. Notes 2.25% due 09/30/2019*	$204,000	$209,150

		552,718

Medical - Drugs — 0.1%
Baxalta Inc. Senior Notes 3.60% due 06/23/2022	82,000	82,171
Endo Finance LLC/Endo Finco, Inc. Company Guar. Notes 7.75% due 01/15/2022*	50,000	46,375
Forest Laboratories LLC Company Guar. Notes 4.88% due 02/15/2021*	68,000	73,896

		202,442

Medical - HMO — 0.3%
Centene Escrow Corp. Senior Notes 5.63% due 02/15/2021*	11,000	11,440
Centene Escrow Corp. Senior Notes 6.13% due 02/15/2024*	43,000	45,285
MPH Acquisition Holdings LLC Senior Notes 7.13% due 06/01/2024*	53,000	54,457
Opal Acquisition, Inc. Senior Notes 8.88% due 12/15/2021*	90,000	70,425
UnitedHealth Group, Inc. Senior Notes 1.40% due 12/15/2017	76,000	76,290
UnitedHealth Group, Inc. Senior Notes 2.13% due 03/15/2021	82,000	82,283
UnitedHealth Group, Inc. Senior Notes 3.35% due 07/15/2022	58,000	61,256

		401,436

Medical - Hospitals — 0.3%
HCA, Inc. Senior Sec. Notes 4.75% due 05/01/2023	30,000	30,600
HCA, Inc. Senior Sec. Notes 5.25% due 06/15/2026	52,000	53,430
HCA, Inc. Company Guar. Notes 5.38% due 02/01/2025	24,000	24,360
IASIS Healthcare LLC/IASIS Capital Corp. Company Guar. Notes 8.38% due 05/15/2019	138,000	132,480
RegionalCare Hospital Partners Holdings, Inc. Senior Sec. Notes 8.25% due 05/01/2023*	110,000	113,232
Tenet Healthcare Corp. Senior Sec. Notes 4.75% due 06/01/2020	75,000	76,734
Tenet Healthcare Corp. Senior Notes 6.88% due 11/15/2031	16,000	12,960

		443,796

13

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Metal Processors & Fabrication — 0.0%
JMC Steel Group, Inc. Senior Notes 8.25% due 03/15/2018*	$50,000	$51,000

Metal - Aluminum — 0.1%
Aleris International, Inc. Senior Sec. Notes 9.50% due 04/01/2021*	56,000	57,540
Kaiser Aluminum Corp. Company Guar. Notes 5.88% due 05/15/2024*	32,000	32,845

		90,385

Multimedia — 0.2%
21st Century Fox America, Inc. Company Guar. Notes 4.95% due 10/15/2045	6,000	6,534
Time Warner, Inc. Company Guar. Notes 2.95% due 07/15/2026	50,000	49,111
Time Warner, Inc. Company Guar. Notes 4.85% due 07/15/2045	48,000	50,338
Viacom, Inc. Senior Notes 4.85% due 12/15/2034	14,000	12,453
Walt Disney Co. Senior Notes 1.50% due 09/17/2018	81,000	81,734
Walt Disney Co. Senior Notes 1.65% due 01/08/2019	39,000	39,453

		239,623

Music — 0.0%
EMI Music Publishing Group North America Holdings, Inc. Senior Notes 7.63% due 06/15/2024*	15,000	15,356

Networking Products — 0.2%
Cisco Systems, Inc. Senior Notes 1.40% due 02/28/2018	106,000	106,581
Cisco Systems, Inc. Senior Notes 2.13% due 03/01/2019	67,000	68,496
Cisco Systems, Inc. Senior Notes 2.20% due 02/28/2021	91,000	92,224

		267,301

Oil Companies - Exploration & Production — 0.6%
Anadarko Petroleum Corp. Senior Notes 6.45% due 09/15/2036	41,000	44,018
Anadarko Petroleum Corp. Senior Notes 6.60% due 03/15/2046	36,000	40,109
Carrizo Oil & Gas, Inc. Company Guar. Notes 6.25% due 04/15/2023#	100,000	97,750
Continental Resources, Inc. Company Guar. Notes 4.50% due 04/15/2023	10,000	9,106
Denbury Resources, Inc. Company Guar. Notes 5.50% due 05/01/2022	55,000	39,050

Security Description	Principal Amount	Value (Note 2)

Oil Companies - Exploration & Production (continued)
Denbury Resources, Inc. Sec. Notes 9.00% due 05/15/2021*	$60,000	$59,025
Hess Corp. Senior Notes 5.60% due 02/15/2041	38,000	36,743
Hess Corp. Senior Notes 7.88% due 10/01/2029	28,000	31,732
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 5.00% due 12/01/2024*	50,000	47,500
Laredo Petroleum, Inc. Company Guar. Notes 7.38% due 05/01/2022#	56,000	56,350
Newfield Exploration Co. Senior Notes 5.38% due 01/01/2026	110,000	107,284
Noble Energy, Inc. Senior Notes 3.90% due 11/15/2024#	76,000	75,041
Noble Energy, Inc. Senior Notes 5.05% due 11/15/2044	14,000	13,319
Oasis Petroleum, Inc. Company Guar. Notes 6.88% due 03/15/2022#	75,000	69,000
Occidental Petroleum Corp. Senior Notes 4.40% due 04/15/2046	56,000	58,472
Sanchez Energy Corp. Company Guar. Notes 6.13% due 01/15/2023#	60,000	43,200
SM Energy Co. Senior Notes 5.63% due 06/01/2025	56,000	48,160
WPX Energy, Inc. Senior Notes 7.50% due 08/01/2020	49,000	48,020

		923,879

Oil Companies - Integrated — 0.2%
Chevron Corp. Senior Notes 1.37% due 03/02/2018	110,000	110,173
Chevron Corp. Senior Notes 1.96% due 03/03/2020	61,000	61,204
ConocoPhillips Co. Company Guar. Notes 1.50% due 05/15/2018	43,000	42,697
Exxon Mobil Corp. Senior Notes 1.31% due 03/06/2018	111,000	111,348

		325,422

Oil Refining & Marketing — 0.1%
Calumet Specialty Products Partner LP/Calumet Finance Corp. Company Guar. Notes 6.50% due 04/15/2021	129,000	86,430
Murphy Oil USA, Inc. Company Guar. Notes 6.00% due 08/15/2023	30,000	31,125

14

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Oil Refining & Marketing (continued)
PBF Holding Co LLC/PBF Finance Corp. Senior Sec. Notes 7.00% due 11/15/2023*	$60,000	$57,375

		174,930

Oil - Field Services — 0.0%
Bristow Group, Inc. Company Guar. Notes 6.25% due 10/15/2022	75,000	56,016

Paper & Related Products — 0.3%
Clearwater Paper Corp. Company Guar. Notes 4.50% due 02/01/2023	67,000	65,660
Domtar Corp. Company Guar. Notes 6.75% due 02/15/2044	80,000	86,020
Georgia-Pacific LLC Senior Notes 3.60% due 03/01/2025*	150,000	156,537
Georgia-Pacific LLC Senior Notes 3.73% due 07/15/2023*	109,000	114,364
Georgia-Pacific LLC Company Guar. Notes 5.40% due 11/01/2020*	64,000	71,392

		493,973

Pharmacy Services — 0.1%
Express Scripts Holding Co. Company Guar. Notes 4.50% due 02/25/2026	76,000	81,512

Pipelines — 0.5%
Columbia Pipeline Group, Inc. Company Guar. Notes 2.45% due 06/01/2018	22,000	21,966
Energy Transfer Equity LP Senior Sec. Notes 7.50% due 10/15/2020	36,000	36,720
Energy Transfer Partners LP Senior Notes 4.90% due 03/15/2035	66,000	54,437
Energy Transfer Partners LP Senior Notes 5.15% due 03/15/2045	40,000	34,017
Energy Transfer Partners LP Senior Notes 6.63% due 10/15/2036	108,000	103,927
Enterprise Products Operating LLC Company Guar. Notes 3.95% due 02/15/2027	44,000	45,315
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 5.63% due 06/15/2024	86,000	77,185
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 6.00% due 05/15/2023	100,000	92,000
Kinder Morgan Energy Partners LP Company Guar. Notes 4.70% due 11/01/2042	27,000	22,106
Kinder Morgan Energy Partners LP Company Guar. Notes 6.50% due 04/01/2020	45,000	48,879

Security Description	Principal Amount	Value (Note 2)

Pipelines (continued)
Kinder Morgan, Inc. Company Guar. Notes 5.00% due 02/15/2021*	$26,000	$26,864
Rose Rock Midstream LP/Rose Rock Finance Corp. Company Guar. Notes 5.63% due 07/15/2022	66,000	56,925
Sabine Pass Liquefaction LLC Senior Sec. Notes 6.25% due 03/15/2022	100,000	102,250
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. Company Guar. Notes 5.50% due 08/15/2022	24,000	19,680
Tesoro Logistics LP/Tesoro Logistics Finance Corp. Company Guar. Notes 6.13% due 10/15/2021	136,000	140,420

		882,691

Power Converter/Supply Equipment — 0.1%
Hubbell, Inc. Senior Notes 3.35% due 03/01/2026	73,000	74,078

Printing - Commercial — 0.1%
Quad/Graphics, Inc. Company Guar. Notes 7.00% due 05/01/2022	100,000	88,250
RR Donnelley & Sons Co. Senior Notes 6.00% due 04/01/2024	65,000	57,850

		146,100

Publishing - Newspapers — 0.1%
Lee Enterprises, Inc. Senior Sec. Notes 9.50% due 03/15/2022*#	100,000	99,500
McClatchy Co. Senior Sec. Notes 9.00% due 12/15/2022	65,000	61,750

		161,250

Publishing - Periodicals — 0.1%
Emerald Expositions Holdings, Inc. Senior Notes 9.00% due 06/15/2021*	100,000	100,250

Radio — 0.0%
Sirius XM Radio, Inc. Company Guar. Notes 5.38% due 04/15/2025*	50,000	50,187

Real Estate Investment Trusts — 0.4%
American Tower Corp. Senior Notes 3.38% due 10/15/2026	60,000	59,101
DuPont Fabros Technology LP Company Guar. Notes 5.63% due 06/15/2023	70,000	71,925
Equinix, Inc. Senior Notes 5.88% due 01/15/2026	19,000	19,808
ESH Hospitality, Inc. Company Guar. Notes 5.25% due 05/01/2025*	50,000	48,500
Essex Portfolio LP Company Guar. Notes 3.38% due 04/15/2026	27,000	27,219

15

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Real Estate Investment Trusts (continued)
iStar, Inc. Senior Notes 6.50% due 07/01/2021	$78,000	$75,270
Omega Healthcare Investors, Inc. Company Guar. Notes 4.50% due 04/01/2027	120,000	114,780
Omega Healthcare Investors, Inc. Company Guar. Notes 4.95% due 04/01/2024	78,000	79,307
Omega Healthcare Investors, Inc. Company Guar. Notes 5.25% due 01/15/2026	77,000	79,082

		574,992

Real Estate Management/Services — 0.0%
Kennedy-Wilson, Inc. Company Guar. Notes 5.88% due 04/01/2024	50,000	48,875

Real Estate Operations & Development — 0.1%
Greystar Real Estate Partners LLC Senior Sec. Notes 8.25% due 12/01/2022*	87,000	90,480

Rental Auto/Equipment — 0.1%
United Rentals North America, Inc. Senior Sec. Notes 4.63% due 07/15/2023	25,000	24,813
United Rentals North America, Inc. Company Guar. Notes 5.50% due 07/15/2025	50,000	49,062

		73,875

Retail - Appliances — 0.0%
Conn’s, Inc. Company Guar. Notes 7.25% due 07/15/2022	57,000	41,895

Retail - Auto Parts — 0.0%
O’Reilly Automotive, Inc. Company Guar. Notes 3.55% due 03/15/2026	23,000	23,720

Retail - Building Products — 0.0%
Home Depot, Inc. Senior Notes 2.00% due 04/01/2021	45,000	45,412

Retail - Computer Equipment — 0.0%
GameStop Corp. Company Guar. Notes 5.50% due 10/01/2019*	61,000	59,322

Retail - Discount — 0.1%
Costco Wholesale Corp. Senior Notes 2.25% due 02/15/2022	100,000	101,661
Dollar General Corp. Company Guar. Notes 4.13% due 07/15/2017	62,000	63,843

		165,504

Retail - Drug Store — 0.2%
CVS Health Corp. Senior Notes 2.88% due 06/01/2026	90,000	89,552
CVS Pass-Through Trust Pass-Through Certs. 4.70% due 01/10/2036*	41,184	42,317

Security Description	Principal Amount	Value (Note 2)

Retail - Drug Store (continued)
CVS Pass-Through Trust Pass-Through Certs. 5.77% due 01/10/2033*	$32,592	$35,384
CVS Pass-Through Trust Pass-Through Certs. 5.93% due 01/10/2034*	49,874	55,734
Walgreens Boots Alliance, Inc. Senior Notes 3.45% due 06/01/2026	124,000	123,972
Walgreens Boots Alliance, Inc. Senior Notes 4.65% due 06/01/2046	26,000	26,355

		373,314

Retail - Restaurants — 0.2%
Landry’s, Inc. Company Guar. Notes 9.38% due 05/01/2020*	43,000	45,150
McDonald’s Corp. Senior Notes 4.70% due 12/09/2035	43,000	46,283
McDonald’s Corp. Senior Notes 4.88% due 12/09/2045	60,000	66,691
PF Chang’s China Bistro, Inc. Company Guar. Notes 10.25% due 06/30/2020*	100,000	93,000
Starbucks Corp. Senior Notes 2.45% due 06/15/2026	40,000	39,573

		290,697

Rubber/Plastic Products — 0.0%
Gates Global LLC/Gates Global Co. Company Guar. Notes 6.00% due 07/15/2022*	50,000	43,862

Satellite Telecom — 0.0%
Hughes Satellite Systems Corp. Company Guar. Notes 7.63% due 06/15/2021	50,000	54,125

Savings & Loans/Thrifts — 0.3%
Astoria Financial Corp. Senior Notes 5.00% due 06/19/2017	92,000	94,521
First Niagara Financial Group, Inc. Senior Notes 6.75% due 03/19/2020	257,000	290,048
First Niagara Financial Group, Inc. Sub. Notes 7.25% due 12/15/2021	99,000	115,038

		499,607

Schools — 0.1%
President and Fellows of Harvard College Notes 3.62% due 10/01/2037	52,000	54,232
University of Pennsylvania Senior Notes 4.67% due 09/01/2112	71,000	76,045

		130,277

Steel Pipe & Tube — 0.1%
Valmont Industries, Inc. Company Guar. Notes 5.25% due 10/01/2054	96,000	84,616

16

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Steel - Producers — 0.1%
AK Steel Corp. Company Guar. Notes 8.38% due 04/01/2022	$25,000	$18,875
AK Steel Corp. Senior Sec. Notes 8.75% due 12/01/2018#	100,000	102,000
Steel Dynamics, Inc. Company Guar. Notes 5.13% due 10/01/2021	54,000	55,047
United States Steel Corp. Senior Sec. Notes 8.38% due 07/01/2021*	34,000	35,105

		211,027

Telecommunication Equipment — 0.0%
Plantronics, Inc. Company Guar. Notes 5.50% due 05/31/2023*	50,000	49,750

Telephone - Integrated — 0.8%
AT&T, Inc. Senior Notes 3.00% due 06/30/2022	201,000	201,315
AT&T, Inc. Senior Notes 4.35% due 06/15/2045	106,000	99,760
AT&T, Inc. Senior Notes 4.50% due 05/15/2035	139,000	139,199
AT&T, Inc. Senior Notes 4.75% due 05/15/2046	90,000	89,387
AT&T, Inc. Senior Notes 5.80% due 02/15/2019	49,000	54,175
CenturyLink, Inc. Senior Notes 5.63% due 04/01/2025	9,000	7,965
CenturyLink, Inc. Senior Notes 7.50% due 04/01/2024	75,000	74,203
Frontier Communications Corp. Senior Notes 10.50% due 09/15/2022*	47,000	48,939
Frontier Communications Corp. Senior Notes 11.00% due 09/15/2025*	130,000	132,275
Verizon Communications, Inc. Senior Notes 3.00% due 11/01/2021	98,000	100,907
Verizon Communications, Inc. Senior Notes 4.40% due 11/01/2034	31,000	31,441
Verizon Communications, Inc. Senior Notes 4.67% due 03/15/2055	142,000	139,160
Verizon Communications, Inc. Senior Notes 4.86% due 08/21/2046	95,000	101,425
Verizon Communications, Inc. Senior Notes 6.40% due 09/15/2033	5,000	6,231

		1,226,382

Security Description	Principal Amount	Value (Note 2)

Theaters — 0.0%
Cinemark USA, Inc. Company Guar. Notes 4.88% due 06/01/2023	$55,000	$54,450

Transport - Rail — 0.1%
Burlington Northern Santa Fe LLC Senior Notes 3.90% due 08/01/2046	39,000	39,089
Union Pacific Corp. Senior Notes 4.38% due 11/15/2065	65,000	66,429

		105,518

Travel Services — 0.1%
Sabre GLBL, Inc. Senior Sec. Notes 5.38% due 04/15/2023*	93,000	95,092

Trucking/Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 3.38% due 02/01/2022*	34,000	33,854

Wire & Cable Products — 0.1%
Belden, Inc. Company Guar. Notes 5.25% due 07/15/2024*	55,000	53,212
General Cable Corp. Company Guar. Notes 5.75% due 10/01/2022	87,000	81,345

		134,557

Total U.S. Corporate Bonds & Notes
(cost $30,291,486)		30,556,530

FOREIGN CORPORATE BONDS & NOTES — 3.4%
Airlines — 0.1%
Air Canada Senior Sec. Notes 6.75% due 10/01/2019*	100,000	104,250

Banks - Commercial — 0.7%
Credit Suisse AG Senior Notes 1.70% due 04/27/2018	103,000	103,111
Credit Suisse AG Sub. Notes 5.40% due 01/14/2020	78,000	84,615
DBS Group Holdings, Ltd. Senior Notes 2.25% due 07/16/2019*	214,000	215,380
Kookmin Bank Senior Notes 1.63% due 07/14/2017*	250,000	250,130
Royal Bank of Canada Sub. Notes 4.65% due 01/27/2026	90,000	94,059
Santander Issuances SAU Company Guar. Notes 5.18% due 11/19/2025	200,000	198,838
Santander UK PLC Senior Notes 2.50% due 03/14/2019	81,000	82,353
Westpac Banking Corp. Senior Notes 2.85% due 05/13/2026	37,000	36,810

		1,065,296

17

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Beverages - Non-alcoholic — 0.1%
Coca-Cola Femsa SAB de CV Company Guar. Notes 2.38% due 11/26/2018	$164,000	$165,898

Beverages - Wine/Spirits — 0.1%
Diageo Capital PLC Company Guar. Notes 5.75% due 10/23/2017	134,000	142,287

Building - Residential/Commercial — 0.0%
Mattamy Group Corp. Company Guar. Notes 6.50% due 11/15/2020*	60,000	58,350

Cable/Satellite TV — 0.1%
Numericable-SFR SA Senior Sec. Notes 7.38% due 05/01/2026*	200,000	201,750

Consumer Products - Misc. — 0.1%
Kimberly-Clark de Mexico SAB de CV Senior Notes 3.25% due 03/12/2025*	103,000	101,424

Containers - Metal/Glass — 0.0%
Novelis, Inc. Company Guar. Notes 8.75% due 12/15/2020	50,000	51,875

Cruise Lines — 0.1%
Royal Caribbean Cruises, Ltd. Senior Notes 5.25% due 11/15/2022	80,000	84,000
Viking Cruises, Ltd. Senior Notes 6.25% due 05/15/2025*	100,000	78,750

		162,750

Diversified Banking Institutions — 0.6%
Credit Agricole SA Senior Notes 2.38% due 07/01/2021*	252,000	252,021
Deutsche Bank AG Senior Notes 3.38% due 05/12/2021	157,000	155,883
Deutsche Bank AG Sub. Notes 4.50% due 04/01/2025#	237,000	220,199
Lloyds Banking Group PLC Sub. Notes 4.58% due 12/10/2025*	60,000	60,268
Mitsubishi UFJ Financial Group, Inc. Senior Notes 2.95% due 03/01/2021	209,000	213,934

		902,305

Diversified Manufacturing Operations — 0.0%
Ingersoll-Rand Luxembourg Finance SA Company Guar. Notes 4.65% due 11/01/2044	29,000	29,814

Diversified Minerals — 0.1%
FMG Resources August 2006 Pty, Ltd. Company Guar. Notes 8.25% due 11/01/2019*	19,000	19,784
FMG Resources August 2006 Pty, Ltd. Senior Sec. Notes 9.75% due 03/01/2022*#	100,000	106,500

		126,284

Security Description	Principal Amount	Value (Note 2)

Electric - Generation — 0.3%
Electricite de France SA Senior Notes 2.35% due 10/13/2020*	$267,000	$269,516
Electricite de France SA Senior Notes 3.63% due 10/13/2025*	49,000	49,993
Electricite de France SA Senior Notes 4.95% due 10/13/2045*	112,000	119,797
Electricite de France SA Senior Notes 6.00% due 01/22/2114*	42,000	43,219

		482,525

Electronic Components - Misc. — 0.0%
Flextronics International, Ltd. Company Guar. Notes 4.75% due 06/15/2025	30,000	30,113

Finance - Leasing Companies — 0.1%
Aircastle, Ltd. Senior Notes 4.63% due 12/15/2018	14,000	14,490
Aircastle, Ltd. Senior Notes 5.00% due 04/01/2023	35,000	35,788
Aircastle, Ltd. Senior Notes 6.25% due 12/01/2019	34,000	37,187

		87,465

Gold Mining — 0.0%
Goldcorp, Inc. Senior Notes 5.45% due 06/09/2044	32,000	30,228

Insurance - Multi-line — 0.1%
XLIT, Ltd. Company Guar. Notes 4.45% due 03/31/2025	52,000	51,505
XLIT, Ltd. Company Guar. Notes 5.50% due 03/31/2045	116,000	112,221

		163,726

Machinery - General Industrial — 0.0%
ATS Automation Tooling Systems, Inc. Senior Notes 6.50% due 06/15/2023*	47,000	48,234

Medical - Drugs — 0.0%
Valeant Pharmaceuticals International, Inc. Company Guar. Notes 5.38% due 03/15/2020*	77,000	67,952

Medical - Generic Drugs — 0.1%
Actavis Funding SCS Company Guar. Notes 3.00% due 03/12/2020	103,000	104,536

Oil & Gas Drilling — 0.0%
Pacific Drilling SA Senior Sec. Notes 5.38% due 06/01/2020*	50,000	16,375

Oil Companies - Exploration & Production — 0.1%
Anadarko Finance Co. Company Guar. Notes 7.50% due 05/01/2031	41,000	46,424

18

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Oil Companies - Exploration & Production (continued)
Baytex Energy Corp. Company Guar. Notes 5.13% due 06/01/2021*	$12,000	$9,720
Baytex Energy Corp. Company Guar. Notes 5.63% due 06/01/2024*	55,000	42,625
MEG Energy Corp. Company Guar. Notes 6.38% due 01/30/2023*	49,000	37,485
MEG Energy Corp. Company Guar. Notes 6.50% due 03/15/2021*	75,000	59,062

		195,316

Oil Companies - Integrated — 0.4%
BP Capital Markets PLC Company Guar. Notes 1.68% due 05/03/2019	64,000	63,971
BP Capital Markets PLC Company Guar. Notes 3.12% due 05/04/2026	51,000	50,930
BP Capital Markets PLC Company Guar. Notes 3.25% due 05/06/2022	71,000	73,143
Petroleos Mexicanos Company Guar. Notes 5.50% due 06/27/2044	26,000	21,715
Shell International Finance BV Company Guar. Notes 1.25% due 11/10/2017	79,000	78,973
Shell International Finance BV Company Guar. Notes 2.13% due 05/11/2020	83,000	83,366
Shell International Finance BV Company Guar. Notes 2.25% due 11/10/2020	91,000	91,766
Shell International Finance BV Company Guar. Notes 2.88% due 05/10/2026	100,000	98,902
Shell International Finance BV Company Guar. Notes 4.00% due 05/10/2046	102,000	99,291

		662,057

Paper & Related Products — 0.0%
Cascades, Inc. Company Guar. Notes 5.75% due 07/15/2023*	55,000	53,075

Satellite Telecom — 0.0%
Intelsat Jackson Holdings SA Company Guar. Notes 7.25% due 04/01/2019	65,000	48,425

Security Services — 0.0%
Garda World Security Corp. Company Guar. Notes 7.25% due 11/15/2021*	56,000	45,500

Steel - Producers — 0.1%
ArcelorMittal Senior Notes 7.25% due 02/25/2022#	130,000	135,850

SupraNational Banks — 0.1%
North American Development Bank Senior Notes 2.30% due 10/10/2018	157,000	160,016

Security Description	Principal Amount	Value (Note 2)

Telephone - Integrated — 0.1%
Telecom Italia Capital SA Company Guar. Notes 7.72% due 06/04/2038	$80,000	$83,200

Transport - Rail — 0.0%
Canadian Pacific Railway Co. Senior Notes 6.13% due 09/15/2115	58,000	69,013

Total Foreign Corporate Bonds & Notes
(cost $5,662,112)		5,595,889

U.S. GOVERNMENT AGENCIES — 14.8%
Federal Home Loan Mtg. Corp. — 4.6%
2.12% due 02/01/2037 FRS	20,707	21,533
2.50% due 01/01/2028	67,884	69,722
2.50% due 03/01/2031	49,247	50,526
2.96% due 11/01/2037 FRS	181,254	191,787
3.00% due 08/01/2027	279,783	292,533
3.00% due 10/01/2042	169,999	175,371
3.00% due 11/01/2042	327,817	336,417
3.00% due 04/01/2043	459,057	471,855
3.00% due 07/01/2045	321,634	329,536
3.00% due 10/01/2045	283,621	290,589
3.50% due 02/01/2042	154,704	162,007
3.50% due 03/01/2042	87,413	91,630
3.50% due 08/01/2042	477,795	502,202
3.50% due 09/01/2043	164,585	173,509
3.50% due 03/01/2045	548,077	573,547
3.50% due 07/01/2045	203,370	212,912
3.50% due 08/01/2045	224,044	235,314
3.50% due 10/01/2045	283,347	296,466
3.50% due 03/01/2046	432,708	452,742
4.00% due 09/01/2040	212,376	227,061
4.00% due 07/01/2044	222,451	237,206
4.00% due 10/01/2045	232,726	248,427
4.00% due 11/01/2045	404,880	432,195
4.50% due 01/01/2039	4,702	5,116
4.50% due 12/01/2039	220,771	242,291
4.50% due 04/01/2044	62,562	68,101
4.50% due 09/01/2044	565,622	615,466
5.00% due 10/01/2033	1,299	1,448
5.00% due 11/01/2043	147,073	163,333
6.00% due 08/01/2036	29,476	33,389
6.00% due 03/01/2040	30,963	35,317
6.50% due 05/01/2036	137	157
Federal Home Loan Mtg. Corp. Structured Agency Credit Risk
Series 2014-HQ1, Class M1 2.10% due 08/25/2024 FRS(2)	36,739	36,840
Series 2014-DN1, Class M2 2.65% due 02/25/2024 FRS(2)	103,000	104,232
Series 2014-HQ2, Class M2 2.65% due 09/25/2024 FRS(2)	150,000	150,185

		7,530,962

Federal National Mtg. Assoc. — 9.5%
2.37% due 09/01/2035 FRS	146,285	152,603
2.44% due 05/01/2037 FRS	35,582	37,229
2.48% due 10/01/2035 FRS	156,510	165,500
2.50% due 04/01/2028	231,094	238,224
2.50% due 02/01/2031	209,312	214,859
2.50% due 05/01/2031	447,041	458,889
2.50% due June 15 TBA	248,000	254,316
2.58% due 11/01/2036 FRS	52,340	55,373
2.58% due 10/01/2040 FRS	37,021	39,188
2.64% due 07/01/2039 FRS	110,847	116,233
2.67% due 05/01/2040 FRS	169,033	178,014

19

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Federal National Mtg. Assoc. (continued)
2.67% due 10/01/2040 FRS	$77,286	$81,452
2.76% due 08/01/2035 FRS	68,666	72,621
3.00% due 10/01/2027	122,944	128,374
3.00% due 12/01/2027	103,243	107,833
3.00% due 01/01/2028	179,515	187,434
3.00% due 10/01/2030	214,581	223,753
3.00% due 03/01/2042	101,247	103,896
3.00% due 12/01/2042	55,947	57,428
3.00% due 05/01/2043	312,964	321,213
3.00% due 02/01/2045	198,033	202,982
3.00% due 06/01/2045	189,898	195,263
3.00% due June 15 TBA	177,000	184,495
3.00% due June 30 TBA	1,048,000	1,073,300
3.50% due 08/01/2026	133,256	140,781
3.50% due 08/01/2027	20,836	22,011
3.50% due 10/01/2028	204,532	217,369
3.50% due 08/01/2042	316,053	332,055
3.50% due 08/01/2043	629,305	658,960
3.50% due 07/01/2045	134,723	141,199
3.50% due 08/01/2045	187,265	196,627
3.50% due 09/01/2045	156,383	163,739
3.50% due 10/01/2045	212,764	224,191
3.50% due 11/01/2045	257,925	270,429
3.50% due 12/01/2045	638,529	668,564
3.50% due 02/01/2046	393,442	411,949
3.50% due June 15 TBA	164,000	173,119
3.50% due June 30 TBA	637,000	666,705
4.00% due 09/01/2040	68,986	73,883
4.00% due 12/01/2040	407,973	436,891
4.00% due 11/01/2041	153,947	164,877
4.00% due 01/01/2042	91,040	97,481
4.00% due 10/01/2043	9,745	10,436
4.00% due 12/01/2043	97,055	105,281
4.00% due 10/01/2044	433,587	463,295
4.00% due 11/01/2044	125,882	134,367
4.00% due 02/01/2045	136,943	146,481
4.00% due June 30 TBA	1,349,000	1,440,426
4.50% due 10/01/2024	75,452	80,747
4.50% due 03/01/2025	110,226	116,859
4.50% due 06/01/2039	524,634	577,014
4.50% due 11/01/2040	20,478	22,309
4.50% due 05/01/2041	72,289	78,758
4.50% due 07/01/2041	32,168	35,028
4.50% due 08/01/2044	185,650	202,699
4.50% due 10/01/2044	352,085	384,462
4.50% due 12/01/2044	81,275	88,406
4.50% due June 30 TBA	902,000	982,240
5.00% due 11/01/2033	2,812	3,135
5.00% due 05/01/2040	47,519	52,968
5.00% due 06/01/2040	144,468	160,578
5.00% due 07/01/2040	322,877	358,875
5.50% due 12/01/2029	19,042	21,328
5.50% due 08/01/2037	89,820	101,055
6.00% due 05/01/2017	3,561	3,604
6.00% due 11/01/2038	70,613	80,670
6.00% due 06/01/2040	4,223	4,816
6.50% due 02/01/2017	913	917

		15,568,056

Government National Mtg. Assoc. — 0.7%
3.00% due 02/20/2045	212,541	220,276
3.00% due 05/20/2045	156,080	161,760
3.00% due 07/20/2045	28,430	29,464
3.00% due June 30 TBA	175,000	181,118
3.50% due 03/20/2045	164,247	173,523
3.50% due 04/20/2045	243,686	257,453
3.50% due 07/20/2045	52,189	55,157

Security Description	Principal Amount	Value (Note 2)

Government National Mtg. Assoc. (continued)
4.00% due 03/20/2044	$17,767	$18,965
4.00% due 07/20/2045	20,332	21,698
4.00% due 10/20/2045	41,973	44,793
6.00% due 02/15/2029	1,963	2,225
6.00% due 06/15/2029	7,465	8,651

		1,175,083

Tennessee Valley Authority — 0.0%
1.75% due 10/15/2018	50,000	50,812

Total U.S. Government Agencies
(cost $24,201,353)		24,324,913

U.S. GOVERNMENT TREASURIES — 2.4%
United States Treasury Bonds — 0.7%
2.88% due 08/15/2045	34,000	35,704
3.00% due 11/15/2044	150,000	161,561
3.00% due 05/15/2045	10,000	10,766
3.00% due 11/15/2045	749,000	806,228
3.38% due 05/15/2044	33,000	38,178
3.63% due 02/15/2044	19,000	23,004
4.50% due 02/15/2036	27,000	36,940

		1,112,381

United States Treasury Notes — 1.7%
0.13% due 04/15/2018 TIPS(5)	222,484	225,338
0.75% due 01/31/2018	277,000	276,556
1.00% due 12/15/2017	525,000	526,333
1.13% due 02/28/2021	3,000	2,969
1.25% due 03/31/2021	140,000	139,240
1.38% due 03/31/2020	409,000	411,492
1.38% due 04/30/2020	122,000	122,672
1.38% due 09/30/2020	203,000	203,547
1.38% due 04/30/2021	154,000	154,048
1.50% due 01/31/2022	48,000	47,994
1.50% due 03/31/2023	280,000	277,397
1.75% due 12/31/2020	103,000	104,855
2.00% due 07/31/2022	45,000	46,139
2.13% due 12/31/2021	232,000	239,939

		2,778,519

Total U.S. Government Treasuries
(cost $3,879,290)		3,890,900

MUNICIPAL BONDS & NOTES — 0.2%
Ohio State University Revenue Bonds Series A 4.80% due 06/01/2111	91,000	98,675
Port Authority of New York & New Jersey Revenue Bonds Series 174 4.46% due 10/01/2062	100,000	111,349
Port Authority of New York & New Jersey Revenue Bonds Series 168 4.93% due 10/01/2051	83,000	99,707

Total Municipal Bonds & Notes
(cost $273,113)		309,731

FOREIGN GOVERNMENT OBLIGATIONS — 0.3%
Electric - Distribution — 0.1%
Hydro-Quebec Government Guar. Notes 1.38% due 06/19/2017	90,000	90,290

20

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sovereign — 0.2%
Government of Canada Senior Notes 0.88% due 02/14/2017	$91,000	$91,032
Province of Quebec Canada Bonds 2.50% due 04/20/2026	130,000	129,930
United Mexican States Senior Notes 3.50% due 01/21/2021	149,000	155,183
United Mexican States Senior Bonds 4.75% due 03/08/2044	121,000	120,093

		496,238

Total Foreign Government Obligations
(cost $569,307)		586,528

COMMON STOCKS — 35.7%
Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc.	1,470	35,133
Omnicom Group, Inc.	153	12,749

		47,882

Advertising Services — 0.0%
Sizmek, Inc.†	352	859

Aerospace/Defense — 0.9%
Aerovironment, Inc.†	367	10,573
Boeing Co.	3,844	484,921
Cubic Corp.	403	16,442
General Dynamics Corp.	3,266	463,348
Lockheed Martin Corp.	602	142,211
National Presto Industries, Inc.	86	7,688
Northrop Grumman Corp.	1,102	234,362
Spirit AeroSystems Holdings, Inc., Class A†	792	37,050

		1,396,595

Aerospace/Defense - Equipment — 0.3%
AAR Corp.	587	14,329
Aerojet Rocketdyne Holdings, Inc.†	1,187	20,464
Kaman Corp.	498	21,269
Moog, Inc., Class A†	615	33,167
United Technologies Corp.	3,691	371,241

		460,470

Agricultural Chemicals — 0.0%
Intrepid Potash, Inc.†	1,000	1,270

Agricultural Operations — 0.3%
Andersons, Inc.	484	17,317
Archer-Daniels-Midland Co.	10,267	439,120

		456,437

Airlines — 0.3%
Alaska Air Group, Inc.	1,025	68,060
Allegiant Travel Co.	242	33,643
American Airlines Group, Inc.	2,288	73,010
Delta Air Lines, Inc.	4,709	204,653
Hawaiian Holdings, Inc.†	876	35,443
JetBlue Airways Corp.†	386	6,921
SkyWest, Inc.	942	22,231
Southwest Airlines Co.	694	29,481
United Continental Holdings, Inc.†	1,200	54,108

		527,550

Apparel Manufacturers — 0.1%
Carter’s, Inc.	961	96,619

Security Description	Shares	Value (Note 2)

Apparel Manufacturers (continued)
Michael Kors Holdings, Ltd.†	2,350	$100,392
Oxford Industries, Inc.	269	17,046

		214,057

Appliances — 0.0%
iRobot Corp.†#	534	20,559

Applications Software — 0.7%
Citrix Systems, Inc.†	3,665	311,232
Ebix, Inc.#	467	21,122
Epiq Systems, Inc.	573	8,727
Intuit, Inc.	711	75,835
Microsoft Corp.	12,227	648,031
Progress Software Corp.†	938	24,697
Red Hat, Inc.†	636	49,265
Salesforce.com, Inc.†	385	32,228
Tangoe, Inc.†	665	5,327

		1,176,464

Athletic Footwear — 0.0%
NIKE, Inc., Class B	772	42,630

Audio/Video Products — 0.0%
Daktronics, Inc.	687	5,476
DTS, Inc.†	307	7,936
Universal Electronics, Inc.†	267	17,336
VOXX International Corp.†	355	1,175

		31,923

Auto Repair Centers — 0.0%
Monro Muffler Brake, Inc.	593	37,329

Auto-Cars/Light Trucks — 0.2%
Ford Motor Co.	22,159	298,925
General Motors Co.	1,551	48,515

		347,440

Auto/Truck Parts & Equipment - Original — 0.2%
Gentherm, Inc.†	670	24,509
Lear Corp.	1,839	218,400
Superior Industries International, Inc.	411	11,154
Titan International, Inc.	774	4,907

		258,970

Auto/Truck Parts & Equipment - Replacement — 0.0%
Dorman Products, Inc.†	548	30,255
Motorcar Parts of America, Inc.†	325	9,737
Standard Motor Products, Inc.	350	13,524

		53,516

B2B/E - Commerce — 0.0%
ePlus, Inc.†	104	9,103

Banks - Commercial — 1.3%
Ameris Bancorp	513	16,329
Banner Corp.	375	16,684
BB&T Corp.	500	18,185
BBCN Bancorp, Inc.	1,467	23,853
Cardinal Financial Corp.	572	12,984
Central Pacific Financial Corp.	556	13,327
City Holding Co.	272	13,372
Columbia Banking System, Inc.	1,064	32,420
Community Bank System, Inc.	809	33,363
CVB Financial Corp.	1,823	31,994
East West Bancorp, Inc.	4,962	191,533
First BanCorp†	2,059	8,668
First Commonwealth Financial Corp.	1,578	14,817
First Financial Bancorp	1,136	22,459

21

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Banks - Commercial (continued)
First Financial Bankshares, Inc.	1,217	$40,782
First Horizon National Corp.	15,283	222,520
First Midwest Bancorp, Inc.	1,444	27,003
First NBC Bank Holding Co.†	281	5,246
First Republic Bank	3,864	279,792
Glacier Bancorp, Inc.	1,402	38,331
Hanmi Financial Corp.	568	13,825
Home BancShares, Inc.	1,126	49,488
Independent Bank Corp.	485	23,906
LegacyTexas Financial Group, Inc.	808	21,751
M&T Bank Corp.	888	106,116
MB Financial, Inc.	1,266	45,766
NBT Bancorp, Inc.	795	23,182
OFG Bancorp	778	7,111
Old National Bancorp	2,107	27,728
Pinnacle Financial Partners, Inc.	651	32,016
Popular, Inc.	7,087	222,107
Regions Financial Corp.	8,271	81,304
S&T Bancorp, Inc.	642	16,609
Simmons First National Corp., Class A	526	24,974
Southside Bancshares, Inc.	440	12,974
Talmer Bancorp, Inc., Class A	1,170	23,330
Texas Capital Bancshares, Inc.†	846	43,349
Tompkins Financial Corp.	226	15,038
TrustCo Bank Corp. NY	1,687	11,084
UMB Financial Corp.	776	44,659
United Bankshares, Inc.#	1,194	47,533
United Community Banks, Inc.	1,123	22,606
Westamerica Bancorporation#	471	22,914
Wilshire Bancorp, Inc.	1,255	14,345
Wintrust Financial Corp.	893	47,570

		2,064,947

Banks - Fiduciary — 0.0%
Boston Private Financial Holdings, Inc.	1,539	19,376

Banks - Mortgage — 0.0%
Walker & Dunlop, Inc.†	478	11,486

Banks - Super Regional — 0.3%
Comerica, Inc.	1,830	86,193
Fifth Third Bancorp	179	3,378
KeyCorp	746	9,563
SunTrust Banks, Inc.	1,268	55,564
Wells Fargo & Co.	6,992	354,634

		509,332

Batteries/Battery Systems — 0.0%
EnerSys	801	48,156

Beverages - Non-alcoholic — 0.4%
Coca-Cola Co.	3,461	154,361
Coca-Cola European Partners PLC	702	27,245
Dr Pepper Snapple Group, Inc.	2,337	213,602
PepsiCo, Inc.	3,015	305,027

		700,235

Beverages - Wine/Spirits — 0.0%
Brown-Forman Corp., Class A#	66	6,933
Brown-Forman Corp., Class B	236	23,144
Constellation Brands, Inc., Class A	64	9,802

		39,879

Broadcast Services/Program — 0.0%
Discovery Communications, Inc., Class C†	411	11,002
Starz, Class A†	88	2,376
World Wrestling Entertainment, Inc., Class A#	631	11,087

		24,465

Security Description	Shares	Value (Note 2)

Building & Construction Products - Misc. — 0.1%
Drew Industries, Inc.	449	$34,735
Gibraltar Industries, Inc.†	548	16,374
Quanex Building Products Corp.	602	11,992
Simpson Manufacturing Co., Inc.	757	29,954
Trex Co., Inc.†	570	25,747

		118,802

Building & Construction - Misc. — 0.1%
Aegion Corp.†	643	12,854
Comfort Systems USA, Inc.	690	22,080
MYR Group, Inc.†	366	8,853
TopBuild Corp. FRS†	698	25,226

		69,013

Building Products - Air & Heating — 0.0%
AAON, Inc.	720	19,757

Building Products - Cement — 0.0%
Headwaters, Inc.†	1,364	25,902
US Concrete, Inc.†	255	16,356

		42,258

Building Products - Doors & Windows — 0.0%
Apogee Enterprises, Inc.	532	24,057
Griffon Corp.#	675	11,374
PGT, Inc.†	863	9,251

		44,682

Building Products - Wood — 0.1%
Boise Cascade Co.†	689	15,819
Masco Corp.	826	26,961
Universal Forest Products, Inc.	371	31,142

		73,922

Building - Heavy Construction — 0.0%
Dycom Industries, Inc.†#	606	51,444
Orion Group Holdings, Inc.†	484	2,260

		53,704

Building - Maintenance & Services — 0.0%
ABM Industries, Inc.	1,031	35,229

Building - Mobile Home/Manufactured Housing — 0.0%
Winnebago Industries, Inc.	479	10,787

Building - Residential/Commercial — 0.0%
Installed Building Products, Inc.†	295	9,862
M/I Homes, Inc.†	438	8,269
Meritage Homes Corp.†	682	24,886

		43,017

Cable/Satellite TV — 0.3%
Cablevision Systems Corp., Class A	2,873	99,636
Charter Communications, Inc.†	967	211,715
Comcast Corp., Class A	2,787	176,417

		487,768

Casino Hotels — 0.1%
Boyd Gaming Corp.†	1,483	28,044
MGM Resorts International†	4,424	101,088
Monarch Casino & Resort, Inc.†	190	4,013

		133,145

Casino Services — 0.0%
Scientific Games Corp., Class A†	887	8,684

Chemicals - Diversified — 0.8%
Aceto Corp.	523	11,668
Dow Chemical Co.	9,560	491,002

22

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Chemicals - Diversified (continued)
E.I. du Pont de Nemours & Co.	1,389	$90,854
Innophos Holdings, Inc.	342	13,112
Innospec, Inc.	442	21,464
Koppers Holdings, Inc.†	365	9,238
LyondellBasell Industries NV, Class A	4,091	332,844
PPG Industries, Inc.	2,299	247,556

		1,217,738

Chemicals - Fibers — 0.0%
Rayonier Advanced Materials, Inc.	761	9,863

Chemicals - Other — 0.0%
American Vanguard Corp.†	456	5,974

Chemicals - Plastics — 0.0%
A. Schulman, Inc.	520	13,161

Chemicals-Specialty — 0.1%
Balchem Corp.	581	34,831
Calgon Carbon Corp.	913	13,585
Chemours Co.	3,343	29,117
H.B. Fuller Co.	921	42,053
Hawkins, Inc.	169	6,594
Kraton Performance Polymers, Inc.†	542	14,737
Quaker Chemical Corp.	243	20,998
Stepan Co.	337	19,442

		181,357

Circuit Boards — 0.0%
Park Electrochemical Corp.	360	5,889
TTM Technologies, Inc.†	1,143	8,950

		14,839

Coal — 0.0%
Cloud Peak Energy, Inc.†#	1,086	2,128
SunCoke Energy, Inc.	1,135	6,867

		8,995

Commercial Services — 0.1%
Healthcare Services Group, Inc.	1,330	51,870
HMS Holdings Corp.†	1,526	25,217
Medifast, Inc.	165	5,265
Nielsen Holdings PLC	101	5,392
Nutrisystem, Inc.	518	14,059

		101,803

Commercial Services - Finance — 0.3%
Cardtronics, Inc.†	833	32,729
Global Payments, Inc.	456	35,427
Green Dot Corp., Class A†	835	18,420
LendingTree, Inc.†#	127	10,573
PayPal Holdings, Inc.†	722	27,284
Total System Services, Inc.	709	38,073
Vantiv, Inc., Class A†	488	26,240
Western Union Co.	16,378	318,552

		507,298

Communications Software — 0.0%
Digi International, Inc.†	449	4,957

Computer Aided Design — 0.1%
ANSYS, Inc.†	1,021	90,971

Computer Data Security — 0.1%
Fortinet, Inc.†	2,929	100,201
Qualys, Inc.†	444	13,848

		114,049

Computer Graphics — 0.0%
Monotype Imaging Holdings, Inc.	738	17,623

Security Description	Shares	Value (Note 2)

Computer Services — 0.8%
Accenture PLC, Class A	242	$28,791
CACI International, Inc., Class A†	447	45,044
Ciber, Inc.†	1,268	1,572
Cognizant Technology Solutions Corp., Class A†	5,149	316,354
Engility Holdings, Inc.†	307	7,224
ExlService Holdings, Inc.†	611	31,650
Genpact, Ltd.†	3,675	103,598
Hewlett Packard Enterprise Co.	2,242	41,410
Insight Enterprises, Inc.†	684	18,564
International Business Machines Corp.	4,584	704,744
LivePerson, Inc.†	875	6,107
Sykes Enterprises, Inc.†	718	21,411
TeleTech Holdings, Inc.	292	7,972
Virtusa Corp.†	500	17,615

		1,352,056

Computer Software — 0.0%
Blackbaud, Inc.	866	54,272

Computers — 0.6%
Apple, Inc.	9,537	952,365

Computers - Integrated Systems — 0.1%
Agilysys, Inc.†	269	3,155
Cray, Inc.†	750	24,990
Mercury Systems, Inc.†	586	12,453
MTS Systems Corp.	264	12,619
Super Micro Computer, Inc.†	678	17,791

		71,008

Computers - Memory Devices — 0.1%
Brocade Communications Systems, Inc.	1,241	11,239
EMC Corp.	894	24,987
NetApp, Inc.	769	19,633
Western Digital Corp.	252	11,728

		67,587

Computers - Periphery Equipment — 0.0%
Electronics For Imaging, Inc.†	869	38,088

Consulting Services — 0.0%
Forrester Research, Inc.	177	6,515
Gartner, Inc.†	274	27,844
Navigant Consulting, Inc.†	844	13,445

		47,804

Consumer Products - Misc. — 0.2%
Central Garden & Pet Co.†	176	3,288
Central Garden & Pet Co., Class A†	580	10,573
Clorox Co.	1,217	156,433
Helen of Troy, Ltd.†	521	53,575
Tumi Holdings, Inc.†	1,031	27,662
WD-40 Co.	247	27,508

		279,039

Containers - Metal/Glass — 0.1%
Ball Corp.	81	5,856
Silgan Holdings, Inc.	1,631	83,410

		89,266

Containers - Paper/Plastic — 0.0%
KapStone Paper and Packaging Corp.	1,581	24,110

Cosmetics & Toiletries — 0.3%
Colgate-Palmolive Co.	1,739	122,443
Inter Parfums, Inc.	303	8,860
Procter & Gamble Co.	5,082	411,845

		543,148

23

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Cruise Lines — 0.2%
Carnival Corp.	5,708	$272,500

Data Processing/Management — 0.1%
CSG Systems International, Inc.	603	25,634
Dun & Bradstreet Corp.	1,227	155,706

		181,340

Decision Support Software — 0.0%
Interactive Intelligence Group, Inc.†	325	13,400

Diagnostic Equipment — 0.1%
Abbott Laboratories	2,063	81,757
Repligen Corp.†	609	14,592
Thermo Fisher Scientific, Inc.	11	1,669

		98,018

Diagnostic Kits — 0.0%
Meridian Bioscience, Inc.	775	15,097

Direct Marketing — 0.0%
Harte-Hanks, Inc.	837	828

Disposable Medical Products — 0.1%
C.R. Bard, Inc.	554	121,348
ICU Medical, Inc.†	267	27,766
Merit Medical Systems, Inc.†	816	15,316

		164,430

Distribution/Wholesale — 0.1%
Core-Mark Holding Co., Inc.	427	36,560
Essendant, Inc.	687	21,153
G-III Apparel Group, Ltd.†	739	28,910
Ingram Micro, Inc., Class A	304	10,527
ScanSource, Inc.†	475	18,230
Veritiv Corp.†	145	5,638

		121,018

Diversified Banking Institutions — 1.3%
Bank of America Corp.	13,072	193,335
Citigroup, Inc.	17,591	819,213
JPMorgan Chase & Co.	16,453	1,073,887

		2,086,435

Diversified Manufacturing Operations — 1.3%
3M Co.	3,610	607,635
Actuant Corp., Class A	1,086	29,637
AZZ, Inc.	476	28,094
Barnes Group, Inc.	934	31,186
Dover Corp.	5,383	359,315
EnPro Industries, Inc.	404	20,430
Fabrinet†	563	19,987
Federal Signal Corp.	1,151	14,975
General Electric Co.	19,235	581,474
Harsco Corp.	1,421	9,350
Illinois Tool Works, Inc.	3,879	411,290
LSB Industries, Inc.†#	348	4,576
Lydall, Inc.†	303	11,472
Parker-Hannifin Corp.	247	28,365
Standex International Corp.	237	20,541
Textron, Inc.	229	8,716
Tredegar Corp.	441	7,166

		2,194,209

Diversified Minerals — 0.0%
US Silica Holdings, Inc.#	985	28,102

Diversified Operations/Commercial Services — 0.0%
Viad Corp.	358	11,388

Security Description	Shares	Value (Note 2)

Drug Delivery Systems — 0.0%
Depomed, Inc.†#	1,123	$22,943
Nektar Therapeutics†	2,506	38,693

		61,636

E-Commerce/Products — 0.4%
Amazon.com, Inc.†	711	513,904
Blue Nile, Inc.	205	5,406
eBay, Inc.†	6,511	159,259
FTD Cos., Inc.†	326	8,880

		687,449

E-Commerce/Services — 0.1%
Priceline Group, Inc.†	37	46,780
Stamps.com, Inc.†	277	25,204

		71,984

E-Marketing/Info — 0.0%
Liquidity Services, Inc.†	434	2,908
QuinStreet, Inc.†	631	2,334

		5,242

E-Services/Consulting — 0.0%
Perficient, Inc.†	663	13,890

Electric Products-Misc. — 0.3%
Emerson Electric Co.	7,521	391,243
Littelfuse, Inc.	412	47,186

		438,429

Electric - Integrated — 0.9%
AES Corp.	27,731	307,537
ALLETE, Inc.	851	49,137
Ameren Corp.	1,588	78,685
Avista Corp.	1,152	46,333
Consolidated Edison, Inc.	348	25,495
Dominion Resources, Inc.	37	2,673
DTE Energy Co.	337	30,559
Duke Energy Corp.	276	21,592
El Paso Electric Co.	746	33,316
Entergy Corp.	2,221	168,618
Exelon Corp.	9,787	335,401
FirstEnergy Corp.	5,893	193,349
MDU Resources Group, Inc.	3,374	77,163
NextEra Energy, Inc.	180	21,622
NorthWestern Corp.	888	51,469
Public Service Enterprise Group, Inc.	1,150	51,463
Southern Co.	217	10,728

		1,505,140

Electronic Components - Misc. — 0.1%
Bel Fuse, Inc., Class B	157	2,839
Benchmark Electronics, Inc.†	897	18,595
CTS Corp.	579	10,352
Methode Electronics, Inc.	683	20,155
OSI Systems, Inc.†	339	18,062
Plexus Corp.†	615	27,011
Rogers Corp.†	331	22,002
Sanmina Corp.†	1,423	38,122

		157,138

Electronic Components - Semiconductors — 0.6%
Broadcom, Ltd.	624	96,321
CEVA, Inc.†	363	9,815
Diodes, Inc.†	690	13,289
DSP Group, Inc.†	384	4,020
Intel Corp.	5,205	164,426
Kopin Corp.†	1,109	2,384

24

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electronic Components - Semiconductors (continued)
Monolithic Power Systems, Inc.	682	$46,601
NVIDIA Corp.	1,347	62,932
QLogic Corp.†	1,487	20,610
Rambus, Inc.†#	2,018	24,418
Rovi Corp.†	1,523	25,602
Semtech Corp.†	1,196	28,154
Texas Instruments, Inc.	8,108	491,345
Xilinx, Inc.	286	13,554

		1,003,471

Electronic Connectors — 0.2%
TE Connectivity, Ltd.	4,659	279,540

Electronic Forms — 0.2%
Adobe Systems, Inc.†	3,436	341,779

Electronic Measurement Instruments — 0.1%
Badger Meter, Inc.	268	20,100
ESCO Technologies, Inc.	476	19,169
FARO Technologies, Inc.†	309	10,935
Itron, Inc.†	699	30,791

		80,995

Electronic Security Devices — 0.0%
American Science & Engineering, Inc.	128	4,025
TASER International, Inc.†#	990	22,146

		26,171

Energy - Alternate Sources — 0.0%
First Solar, Inc.†	50	2,482
FutureFuel Corp.	404	4,497
Green Plains, Inc.	632	11,730
REX American Resources Corp.†	102	5,959

		24,668

Engineering/R&D Services — 0.1%
EMCOR Group, Inc.	1,113	52,923
Exponent, Inc.	474	25,553

		78,476

Engines - Internal Combustion — 0.0%
Briggs & Stratton Corp.	785	17,521

Enterprise Software/Service a— 0.1%
ManTech International Corp., Class A	451	16,205
MicroStrategy, Inc., Class A†	173	32,271
Omnicell, Inc.†	660	21,351
Oracle Corp.	1,326	53,305

		123,132

Entertainment Software — 0.0%
Take-Two Interactive Software, Inc.†	1,563	60,816

Environmental Consulting & Engineering — 0.0%
Tetra Tech, Inc.	1,081	33,079

Finance - Consumer Loans — 0.1%
Encore Capital Group, Inc.†#	417	11,213
Enova International, Inc.†	475	3,458
PRA Group, Inc.†	855	23,521
Synchrony Financial†	746	23,275
World Acceptance Corp.†#	151	6,596

		68,063

Finance - Credit Card — 0.5%
Alliance Data Systems Corp.†	117	25,996
American Express Co.	7,315	481,035
Discover Financial Services	512	29,087
MasterCard, Inc., Class A	567	54,375

Security Description	Shares	Value (Note 2)

Finance - Credit Card (continued)
Visa, Inc., Class A	1,860	$146,828

		737,321

Finance - Investment Banker/Broker — 0.3%
E*TRADE Financial Corp.†	2,665	74,327
Evercore Partners, Inc., Class A	732	38,064
Greenhill & Co., Inc.	511	10,537
Interactive Brokers Group, Inc., Class A	1,073	43,113
INTL. FCStone, Inc.†	274	7,642
Investment Technology Group, Inc.	596	10,990
Piper Jaffray Cos.†	270	11,402
Raymond James Financial, Inc.	4,347	243,736

		439,811

Finance - Other Services — 0.2%
CME Group, Inc.	1,156	113,161
Nasdaq, Inc.	2,244	148,126
WageWorks, Inc.†	662	37,105

		298,392

Firearms & Ammunition — 0.0%
Sturm Ruger & Co., Inc.	349	23,114

Food - Canned — 0.0%
Seneca Foods Corp., Class A†	107	3,341

Food - Meat Products — 0.0%
Tyson Foods, Inc., Class A	205	13,075

Food - Misc./Diversified — 0.6%
B&G Foods, Inc.	1,143	49,137
Cal-Maine Foods, Inc.#	572	25,454
Darling Ingredients, Inc.†	3,026	46,449
General Mills, Inc.	7,447	467,523
J&J Snack Foods Corp.	272	28,696
Kraft Heinz Co.	56	4,659
Mondelez International, Inc., Class A	9,401	418,250

		1,040,168

Food - Retail — 0.1%
Kroger Co.	4,221	150,943

Food - Wholesale/Distribution — 0.0%
Calavo Growers, Inc.	262	14,832
SpartanNash Co.	687	20,411

		35,243

Footwear & Related Apparel — 0.1%
Crocs, Inc.†	1,307	12,861
Iconix Brand Group, Inc.†#	859	6,623
Steven Madden, Ltd.†	1,025	35,168
Wolverine World Wide, Inc.	1,825	33,233

		87,885

Forestry — 0.0%
Deltic Timber Corp.	195	12,554

Funeral Services & Related Items — 0.0%
Matthews International Corp., Class A	609	33,416

Gambling (Non-Hotel) — 0.0%
Pinnacle Entertainment, Inc.†	1,122	12,634

Gas - Distribution — 0.3%
AGL Resources, Inc.	878	57,772
Northwest Natural Gas Co.	506	27,779
Piedmont Natural Gas Co., Inc.	1,498	89,970
Questar Corp.	2,421	61,034
South Jersey Industries, Inc.	1,273	36,777
Southwest Gas Corp.	875	60,751

25

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Gas - Distribution (continued)
Spire, Inc.	800	$50,864
UGI Corp.	3,141	134,812

		519,759

Gold Mining — 0.0%
Newmont Mining Corp.	366	11,862

Golf — 0.0%
Callaway Golf Co.	1,728	17,384

Hazardous Waste Disposal — 0.0%
US Ecology, Inc.	401	18,169

Health Care Cost Containment — 0.0%
CorVel Corp.†	182	8,762
ExamWorks Group, Inc.†	707	24,681
HealthEquity, Inc.†	648	16,725

		50,168

Home Furnishings — 0.1%
American Woodmark Corp.†	252	20,351
Ethan Allen Interiors, Inc.	464	15,669
La-Z-Boy, Inc.	920	24,362
Leggett & Platt, Inc.	501	25,180
Select Comfort Corp.†	899	20,156

		105,718

Hotels/Motels — 0.1%
Belmond, Ltd., Class A†	1,605	15,264
Interval Leisure Group, Inc.	694	9,966
Marcus Corp.	336	6,518
Marriott International, Inc., Class A#	246	16,246
Starwood Hotels & Resorts Worldwide, Inc.	309	22,690
Wyndham Worldwide Corp.	208	14,017

		84,701

Human Resources — 0.1%
AMN Healthcare Services, Inc.†	881	32,897
CDI Corp.	259	1,645
Cross Country Healthcare, Inc.†	578	7,872
Heidrick & Struggles International, Inc.	307	5,667
Insperity, Inc.	298	21,447
Kelly Services, Inc., Class A	528	10,465
Korn/Ferry International	1,056	30,466
Monster Worldwide, Inc.†	1,619	4,290
On Assignment, Inc.†	882	33,225
Resources Connection, Inc.	659	10,267
TrueBlue, Inc.†	775	15,353

		173,594

Identification Systems — 0.0%
Brady Corp., Class A	861	27,371

Independent Power Producers — 0.0%
NRG Energy, Inc.	106	1,736

Industrial Automated/Robotic — 0.0%
Rockwell Automation, Inc.	491	56,981

Industrial Gases — 0.0%
Praxair, Inc.	81	8,899

Instruments-Controls — 0.0%
Watts Water Technologies, Inc., Class A	517	29,753

Insurance Brokers — 0.0%
Aon PLC	275	30,049
eHealth, Inc.†	296	4,091

		34,140

Security Description	Shares	Value (Note 2)

Insurance - Life/Health — 0.6%
Aflac, Inc.	6,121	$425,164
American Equity Investment Life Holding Co.	1,509	24,461
Principal Financial Group, Inc.	159	7,085
Prudential Financial, Inc.	1,111	88,047
Torchmark Corp.	4,663	287,381
Unum Group	4,240	156,541

		988,679

Insurance - Multi-line — 0.2%
Allstate Corp.	1,432	96,674
American National Insurance Co.	697	83,299
Cincinnati Financial Corp.	426	29,437
Hartford Financial Services Group, Inc.	307	13,867
Horace Mann Educators Corp.	745	25,375
MetLife, Inc.	1,391	63,360
United Fire Group, Inc.	390	16,056

		328,068

Insurance - Property/Casualty — 0.7%
AMERISAFE, Inc.	353	21,438
AmTrust Financial Services, Inc.	6,260	166,015
Employers Holdings, Inc.	594	17,731
HCI Group, Inc.	161	5,112
Infinity Property & Casualty Corp.	200	15,586
Navigators Group, Inc.†	202	18,398
ProAssurance Corp.	978	51,335
Progressive Corp.	11,335	377,455
RLI Corp.	699	46,211
Safety Insurance Group, Inc.	250	14,852
Selective Insurance Group, Inc.	1,061	39,416
Stewart Information Services Corp.	395	14,702
Travelers Cos., Inc.	2,897	330,664
United Insurance Holdings Corp.	318	5,584
Universal Insurance Holdings, Inc.#	575	11,178

		1,135,677

Insurance - Reinsurance — 0.4%
Aspen Insurance Holdings, Ltd.	4,904	234,656
Berkshire Hathaway, Inc., Class B†	3,272	459,847

		694,503

Internet Connectivity Services — 0.0%
Cogent Communications Holdings, Inc.	758	30,184

Internet Content - Entertainment — 0.3%
Facebook, Inc., Class A†	4,262	506,368
Netflix, Inc.†	308	31,592

		537,960

Internet Content - Information/News — 0.0%
DHI Group, Inc.†	747	5,266
HealthStream, Inc.†	433	10,171
XO Group, Inc.†	419	7,094

		22,531

Internet Infrastructure Software — 0.1%
F5 Networks, Inc.†	1,846	203,429

Internet Security — 0.0%
Symantec Corp.	2,198	38,157
VASCO Data Security International, Inc.†	527	8,712

		46,869

Internet Telephone — 0.0%
8x8, Inc.†	1,584	20,228

26

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Investment Management/Advisor Services — 0.3%
Ameriprise Financial, Inc.	247	$25,112
Calamos Asset Management, Inc., Class A	306	2,353
Financial Engines, Inc.	954	26,369
Legg Mason, Inc.	851	29,360
T. Rowe Price Group, Inc.	5,249	404,488
Virtus Investment Partners, Inc.#	120	9,769

		497,451

Lasers-System/Components — 0.1%
Coherent, Inc.†	446	42,201
Electro Scientific Industries, Inc.†	491	3,422
II-VI, Inc.†	971	19,789
Rofin-Sinar Technologies, Inc.†	525	16,774

		82,186

Linen Supply & Related Items — 0.0%
G&K Services, Inc., Class A	367	27,511
UniFirst Corp.	281	32,503

		60,014

Machinery - Construction & Mining — 0.0%
Astec Industries, Inc.	335	17,869

Machinery - Electrical — 0.0%
Franklin Electric Co., Inc.	705	23,533

Machinery - Farming — 0.2%
Deere & Co.#	3,707	305,049
Lindsay Corp.#	201	14,339

		319,388

Machinery - General Industrial — 0.1%
Albany International Corp., Class A	531	20,884
Applied Industrial Technologies, Inc.	724	32,725
Chart Industries, Inc.†	542	14,070
DXP Enterprises, Inc.†	225	3,123
Tennant Co.	317	17,023

		87,825

Machinery - Pumps — 0.0%
SPX FLOW, Inc.†	767	22,987

Medical Imaging Systems — 0.0%
Analogic Corp.	229	18,778

Medical Information Systems — 0.1%
Computer Programs & Systems, Inc.#	187	7,732
Medidata Solutions, Inc.†	1,039	47,732
Quality Systems, Inc.	789	10,028

		65,492

Medical Instruments — 0.4%
Abaxis, Inc.	379	17,442
AngioDynamics, Inc.†	470	5,645
Boston Scientific Corp.†	257	5,836
Bruker Corp.	3,519	92,902
CONMED Corp.	475	18,914
CryoLife, Inc.	450	5,198
Edwards Lifesciences Corp.†	307	30,239
Integra LifeSciences Holdings Corp.†	532	39,746
Intuitive Surgical, Inc.†	450	285,619
Medtronic PLC	982	79,031
Natus Medical, Inc.†	611	19,754
NuVasive, Inc.†	916	49,803
SurModics, Inc.†	230	5,069
Vascular Solutions, Inc.†	308	11,732

		666,930

Security Description	Shares	Value (Note 2)

Medical Laser Systems — 0.0%
Cynosure, Inc., Class A†	424	$20,254

Medical Products — 0.1%
ABIOMED, Inc.†	719	71,404
Cantel Medical Corp.	661	43,910
Greatbatch, Inc.†	465	14,675
Haemonetics Corp.†	937	26,236
Invacare Corp.	531	5,682
Luminex Corp.†	680	14,001
MiMedx Group, Inc.†#	1,759	13,843
Zeltiq Aesthetics, Inc.†	590	16,792

		206,543

Medical - Biomedical/Gene — 0.8%
Acorda Therapeutics, Inc.†	843	23,983
Alexion Pharmaceuticals, Inc.†	64	9,658
AMAG Pharmaceuticals, Inc.†#	640	13,722
Amgen, Inc.	3,720	587,574
ANI Pharmaceuticals, Inc.†#	135	7,310
Biogen, Inc.†	120	34,768
Cambrex Corp.†	586	28,661
Celgene Corp.†	504	53,182
Emergent BioSolutions, Inc.†	567	24,880
Gilead Sciences, Inc.	3,794	330,306
Illumina, Inc.†	42	6,083
Ligand Pharmaceuticals, Inc.†	334	39,943
Medicines Co.†#	1,280	48,141
Momenta Pharmaceuticals, Inc.†	1,112	13,099
Regeneron Pharmaceuticals, Inc.†	55	21,941
Spectrum Pharmaceuticals, Inc.†	1,052	7,879
Vertex Pharmaceuticals, Inc.†	42	3,912

		1,255,042

Medical - Drugs — 1.5%
AbbVie, Inc.	1,076	67,713
Allergan PLC†	302	71,196
Baxalta, Inc.	313	14,157
Bristol-Myers Squibb Co.	1,163	83,387
Eli Lilly & Co.	122	9,154
Enanta Pharmaceuticals, Inc.†	233	5,715
Jazz Pharmaceuticals PLC†	398	60,321
Johnson & Johnson	6,909	778,575
Lannett Co., Inc.†#	493	12,024
Merck & Co., Inc.	13,019	732,449
Pfizer, Inc.	14,096	489,131
PharMerica Corp.†	540	14,348
Prestige Brands Holdings, Inc.†	972	52,527
Quintiles Transnational Holdings, Inc.†	698	47,387
Sagent Pharmaceuticals, Inc.†	425	5,500
Supernus Pharmaceuticals, Inc.†	608	11,862

		2,455,446

Medical - Generic Drugs — 0.0%
Impax Laboratories, Inc.†	1,258	42,961

Medical - HMO — 0.7%
Aetna, Inc.	1,600	181,168
Anthem, Inc.	2,726	360,268
Cigna Corp.	1,234	158,088
Magellan Health, Inc.†	454	30,078
UnitedHealth Group, Inc.	2,654	354,760

		1,084,362

Medical - Hospitals — 0.1%
Adeptus Health, Inc., Class A†#	221	15,801
HCA Holdings, Inc.†	747	58,281

27

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Medical - Hospitals (continued)
Select Medical Holdings Corp.†	1,936	$24,529
Universal Health Services, Inc., Class B	188	25,354

		123,965

Medical - Nursing Homes — 0.0%
Ensign Group, Inc.	847	16,813
Kindred Healthcare, Inc.	1,545	18,339

		35,152

Medical - Outpatient/Home Medical — 0.1%
Air Methods Corp.†	635	21,508
Almost Family, Inc.†	147	6,146
Amedisys, Inc.†	522	26,554
Chemed Corp.	313	40,818
LHC Group, Inc.†	230	9,660
Providence Service Corp.†	224	10,653

		115,339

Medical - Wholesale Drug Distribution — 0.3%
AmerisourceBergen Corp.	636	47,687
Cardinal Health, Inc.	3,236	255,482
McKesson Corp.	942	172,518

		475,687

Metal Processors & Fabrication — 0.0%
CIRCOR International, Inc.	293	16,420
Haynes International, Inc.	221	6,369
Mueller Industries, Inc.	1,054	32,769

		55,558

Metal Products - Distribution — 0.0%
Olympic Steel, Inc.	163	3,865

Metal - Aluminum — 0.0%
Century Aluminum Co.†	879	5,678
Kaiser Aluminum Corp.	332	28,456

		34,134

Metal - Copper — 0.0%
Freeport-McMoRan, Inc.	671	7,435

Miscellaneous Manufacturing — 0.1%
Hillenbrand, Inc.	1,161	36,246
John Bean Technologies Corp.	539	32,707

		68,953

MRI/Medical Diagnostic Imaging — 0.0%
Surgical Care Affiliates, Inc.†	498	22,295

Multimedia — 0.2%
E.W. Scripps Co., Class A†	982	16,557
Time Warner, Inc.	439	33,215
Twenty-First Century Fox, Inc., Class B	432	12,632
Viacom, Inc., Class B	666	29,550
Walt Disney Co.	2,788	276,625

		368,579

Networking Products — 0.6%
Anixter International, Inc.†	523	31,485
Black Box Corp.	273	3,426
Cisco Systems, Inc.	27,606	801,954
Ixia†	1,136	11,542
LogMeIn, Inc.†	463	28,368
NETGEAR, Inc.†	598	26,910

		903,685

Non - Ferrous Metals — 0.0%
Materion Corp.	355	8,587

Security Description	Shares	Value (Note 2)

Office Automation & Equipment — 0.0%
Pitney Bowes, Inc.	504	$9,390

Office Furnishings-Original — 0.0%
Interface, Inc.	1,214	20,589

Office Supplies & Forms — 0.1%
Avery Dennison Corp.	1,837	136,636

Oil & Gas Drilling — 0.2%
Atwood Oceanics, Inc.#	1,074	11,460
Diamond Offshore Drilling, Inc.#	8,669	223,833
Rowan Cos. PLC, Class A	3,366	56,986
Transocean, Ltd.#	2,010	19,678

		311,957

Oil Companies - Exploration & Production — 0.7%
Anadarko Petroleum Corp.	327	16,958
Antero Resources Corp.†	8,339	242,081
Apache Corp.	273	15,599
Bill Barrett Corp.†	886	6,299
Bonanza Creek Energy, Inc.†#	724	1,904
Cabot Oil & Gas Corp.	61	1,462
Carrizo Oil & Gas, Inc.†	1,000	38,500
ConocoPhillips	868	38,010
Contango Oil & Gas Co.†	310	3,354
Devon Energy Corp.	1,226	44,246
Energen Corp.	639	30,429
EOG Resources, Inc.	323	26,279
Hess Corp.	260	15,582
Laredo Petroleum, Inc.†	8,979	108,736
Memorial Resource Development Corp.†	4,237	66,945
Newfield Exploration Co.†	61	2,487
Noble Energy, Inc.	80	2,860
Northern Oil and Gas, Inc.†#	927	4,042
Occidental Petroleum Corp.	369	27,837
PDC Energy, Inc.†	837	48,588
Pioneer Natural Resources Co.	64	10,261
Rex Energy Corp.†#	861	637
Southwestern Energy Co.†#	1,257	17,183
Stone Energy Corp.†#	1,013	547
Synergy Resources Corp.†	2,115	12,775
Unit Corp.†	895	12,503
WPX Energy, Inc.†	24,506	252,167

		1,048,271

Oil Companies - Integrated — 0.8%
Chevron Corp.	3,744	378,144
Exxon Mobil Corp.	9,443	840,616
Marathon Oil Corp.	2,752	35,969
Murphy Oil Corp.#	998	30,848

		1,285,577

Oil Field Machinery & Equipment — 0.0%
Exterran Corp.†	624	7,819
Flotek Industries, Inc.†#	952	11,195
FMC Technologies, Inc.†	133	3,622
Gulf Island Fabrication, Inc.	238	1,647

		24,283

Oil Refining & Marketing — 0.6%
Marathon Petroleum Corp.	6,540	227,788
Phillips 66	3,502	281,421
Tesoro Corp.	846	66,055
Valero Energy Corp.	6,814	372,726

		947,990

28

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil - Field Services — 0.2%
Archrock, Inc.	1,232	$9,400
Baker Hughes, Inc.	1,416	65,674
Basic Energy Services, Inc.†#	696	1,364
Bristow Group, Inc.#	620	8,314
CARBO Ceramics, Inc.#	347	4,279
Era Group, Inc.†	342	3,273
Gulfmark Offshore, Inc., Class A†#	457	1,481
Halliburton Co.	133	5,610
Helix Energy Solutions Group, Inc.†	1,751	14,026
Matrix Service Co.†	471	7,804
Newpark Resources, Inc.†	1,493	6,853
Pioneer Energy Services Corp.†	1,144	4,084
Schlumberger, Ltd.	1,273	97,130
SEACOR Holdings, Inc.†	284	16,293
Tesco Corp.	692	5,065
TETRA Technologies, Inc.†	1,423	7,784

		258,434

Optical Recognition Equipment — 0.0%
Lumentum Holdings, Inc.†	871	22,071

Paper & Related Products — 0.1%
Clearwater Paper Corp.†	316	19,785
International Paper Co.	333	14,039
Neenah Paper, Inc.	309	21,442
P.H. Glatfelter Co.	801	16,420
Schweitzer-Mauduit International, Inc.	563	19,367

		91,053

Patient Monitoring Equipment — 0.0%
Masimo Corp.†	821	40,837

Pharmacy Services — 0.1%
Express Scripts Holding Co.†	2,351	177,618

Physical Therapy/Rehabilitation Centers — 0.0%
U.S. Physical Therapy, Inc.	221	12,767

Physicians Practice Management — 0.0%
Healthways, Inc.†	556	6,672

Pipelines — 0.0%
Kinder Morgan, Inc.	923	16,688
ONEOK, Inc.	434	18,771
Williams Cos., Inc.	1,183	26,215

		61,674

Platinum — 0.0%
Stillwater Mining Co.†	2,231	22,578

Poultry — 0.1%
Pilgrim’s Pride Corp.#	2,957	73,540
Sanderson Farms, Inc.	366	32,834

		106,374

Power Converter/Supply Equipment — 0.0%
Advanced Energy Industries, Inc.†	728	27,788
Powell Industries, Inc.	156	5,554
SPX Corp.	771	12,775
Vicor Corp.†	293	2,977

		49,094

Protection/Safety — 0.0%
Landauer, Inc.	170	6,737

Publishing - Books — 0.0%
Scholastic Corp.	494	19,291

Publishing - Newspapers — 0.0%
Gannett Co., Inc.	2,140	33,427

Security Description	Shares	Value (Note 2)

Publishing - Newspapers (continued)
News Corp., Class A	507	$6,064

		39,491

Real Estate Investment Trusts — 1.2%
Acadia Realty Trust	1,299	44,036
Agree Realty Corp.	344	14,644
American Assets Trust, Inc.	728	29,127
American Tower Corp.	209	22,108
Apartment Investment & Management Co., Class A	1,880	80,182
Boston Properties, Inc.	2,463	309,427
Brixmor Property Group, Inc.	4,390	110,848
Capstead Mtg. Corp.	1,768	17,079
CareTrust REIT, Inc.	854	11,435
Cedar Realty Trust, Inc.	1,328	9,017
Chesapeake Lodging Trust	1,107	26,391
CoreSite Realty Corp.	558	42,324
Cousins Properties, Inc.	3,702	39,759
Crown Castle International Corp.	114	10,352
DiamondRock Hospitality Co.	3,700	33,078
EastGroup Properties, Inc.	593	37,970
Education Realty Trust, Inc.	1,165	49,850
Equinix, Inc.	27	9,774
Equity Residential	4,703	325,495
Franklin Street Properties Corp.	1,643	18,747
Gaming and Leisure Properties, Inc.	953	31,363
GEO Group, Inc.	1,359	45,200
Getty Realty Corp.	465	9,402
Government Properties Income Trust#	1,311	25,696
Host Hotels & Resorts, Inc.	3,142	48,387
Kite Realty Group Trust	1,537	41,299
Lexington Realty Trust	3,902	36,874
LTC Properties, Inc.	692	32,261
Macerich Co.	645	49,226
Medical Properties Trust, Inc.	4,384	64,445
Parkway Properties, Inc.	1,502	26,210
Pennsylvania Real Estate Investment Trust	1,277	26,945
PS Business Parks, Inc.	359	35,444
Public Storage	302	76,620
Retail Opportunity Investments Corp.	1,836	37,124
Sabra Health Care REIT, Inc.	1,202	25,170
Saul Centers, Inc.	203	11,405
Simon Property Group, Inc.	172	33,994
Summit Hotel Properties, Inc.	1,600	18,720
Universal Health Realty Income Trust	218	11,663
Urstadt Biddle Properties, Inc., Class A	471	9,966
WP GLIMCHER, Inc.	1,004	10,261

		1,949,318

Real Estate Management/Services — 0.0%
Four Corners Property Trust, Inc.	993	19,304
HFF, Inc., Class A	637	20,512
RE/MAX Holdings, Inc., Class A	324	13,086

		52,902

Real Estate Operations & Development — 0.0%
Forestar Group, Inc.†	597	7,307

Recreational Vehicles — 0.0%
Arctic Cat, Inc.#	231	3,645

Rental Auto/Equipment — 0.0%
Rent-A-Center, Inc.	979	12,893
United Rentals, Inc.†	86	5,992

		18,885

Research & Development — 0.0%
Albany Molecular Research, Inc.†#	479	6,955

29

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Resort/Theme Parks — 0.0%
Marriott Vacations Worldwide Corp.	463	$28,058

Respiratory Products — 0.0%
Inogen, Inc.†	255	12,174

Retail - Apparel/Shoe — 0.2%
Buckle, Inc.#	500	12,365
Caleres, Inc.	805	19,690
Cato Corp., Class A	482	18,244
Children’s Place, Inc.	361	25,443
Express, Inc.†	1,324	19,251
Finish Line, Inc., Class A	796	14,432
Foot Locker, Inc.	1,205	67,384
Francesca’s Holdings Corp.†	739	7,700
Genesco, Inc.†	407	26,292
PVH Corp.	414	38,833
Stein Mart, Inc.	519	3,607
Tailored Brands, Inc.	858	11,832
Vera Bradley, Inc.†	378	5,791

		270,864

Retail - Auto Parts — 0.4%
Advance Auto Parts, Inc.	23	3,538
AutoZone, Inc.†	138	105,184
Genuine Parts Co.	1,384	134,137
O’Reilly Automotive, Inc.†	1,555	411,189

		654,048

Retail - Automobile — 0.1%
Asbury Automotive Group, Inc.†	456	25,582
Group 1 Automotive, Inc.	410	25,494
Lithia Motors, Inc., Class A	421	34,665
Sonic Automotive, Inc., Class A	533	9,519

		95,260

Retail - Bookstores — 0.0%
Barnes & Noble Education, Inc.†	693	6,584
Barnes & Noble, Inc.	1,099	12,781

		19,365

Retail - Building Products — 0.4%
Home Depot, Inc.	3,899	515,136
Lowe’s Cos., Inc.	949	76,043
Lumber Liquidators Holdings, Inc.†#	481	6,301

		597,480

Retail - Consumer Electronics — 0.1%
Best Buy Co., Inc.	3,060	98,440

Retail - Discount — 0.7%
Costco Wholesale Corp.	70	10,414
Fred’s, Inc., Class A	622	9,131
Target Corp.	6,054	416,394
Tuesday Morning Corp.†	786	5,345
Wal-Mart Stores, Inc.	10,244	725,070

		1,166,354

Retail - Drug Store — 0.1%
CVS Health Corp.	1,288	124,227
Walgreens Boots Alliance, Inc.	262	20,279

		144,506

Retail - Hair Salons — 0.0%
Regis Corp.†	680	8,867

Retail - Home Furnishings — 0.0%
Haverty Furniture Cos., Inc.	357	6,637
Kirkland’s, Inc.†	279	3,708

		10,345

Security Description	Shares	Value (Note 2)

Retail - Jewelry — 0.0%
Movado Group, Inc.	291	$5,971
Tiffany & Co.	101	6,258

		12,229

Retail - Leisure Products — 0.0%
MarineMax, Inc.†	453	7,692

Retail - Major Department Stores — 0.0%
TJX Cos., Inc.	729	55,491

Retail - Misc./Diversified — 0.0%
Five Below, Inc.†	1,005	42,069

Retail - Pawn Shops — 0.0%
Cash America International, Inc.	451	16,358
EZCORP, Inc., Class A†	920	6,238
First Cash Financial Services, Inc.	521	22,762

		45,358

Retail - Pet Food & Supplies — 0.0%
PetMed Express, Inc.	358	6,741

Retail - Regional Department Stores — 0.0%
Stage Stores, Inc.#	568	3,141

Retail - Restaurants — 0.4%
Biglari Holdings, Inc.†	19	7,606
BJ’s Restaurants, Inc.†	367	16,442
Bob Evans Farms, Inc.	371	16,550
Darden Restaurants, Inc.	1,709	115,921
DineEquity, Inc.	307	25,806
McDonald’s Corp.	599	73,114
Papa John’s International, Inc.	513	32,493
Popeyes Louisiana Kitchen, Inc.†	414	24,062
Red Robin Gourmet Burgers, Inc.†	248	12,576
Ruby Tuesday, Inc.†	1,099	4,264
Ruth’s Hospitality Group, Inc.	621	10,315
Sonic Corp.	905	26,960
Starbucks Corp.	2,641	144,965
Texas Roadhouse, Inc.	1,163	52,114

		563,188

Retail - Sporting Goods — 0.0%
Big 5 Sporting Goods Corp.	328	2,749
Hibbett Sports, Inc.†	405	13,989
Zumiez, Inc.†	355	5,282

		22,020

Retail - Video Rentals — 0.0%
Outerwall, Inc.#	307	12,664

Retail - Vitamins & Nutrition Supplements — 0.0%
GNC Holdings, Inc., Class A	844	21,986
Vitamin Shoppe, Inc.†	475	14,364

		36,350

Rubber - Tires — 0.1%
Goodyear Tire & Rubber Co.	2,254	63,044

Rubber/Plastic Products — 0.0%
Myers Industries, Inc.	396	5,659
Proto Labs, Inc.†#	435	28,623

		34,282

Satellite Telecom — 0.0%
EchoStar Corp., Class A†	507	20,300
Iridium Communications, Inc.†#	1,432	12,502

		32,802

30

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Savings & Loans/Thrifts — 0.1%
Astoria Financial Corp.	1,682	$26,878
Bank Mutual Corp.	750	6,083
BofI Holding, Inc.†#	1,057	19,840
Brookline Bancorp, Inc.	1,298	15,096
Dime Community Bancshares, Inc.	543	9,969
Northfield Bancorp, Inc.	721	11,212
Northwest Bancshares, Inc.	1,876	27,784
Oritani Financial Corp.	666	11,155
Provident Financial Services, Inc.	1,091	22,278
Sterling Bancorp	2,213	36,426

		186,721

Schools — 0.0%
American Public Education, Inc.†	289	8,167
Capella Education Co.	193	10,127
Career Education Corp.†	1,207	7,097
Strayer Education, Inc.†	196	9,441
Universal Technical Institute, Inc.	374	1,231

		36,063

Security Services — 0.0%
Brink’s Co.	901	26,264

Seismic Data Collection — 0.0%
Geospace Technologies Corp.†#	234	4,055

Semiconductor Components - Integrated Circuits — 0.1%
Cirrus Logic, Inc.†	1,163	41,868
Exar Corp.†	859	5,867
Maxim Integrated Products, Inc.	1,984	75,313
Power Integrations, Inc.	529	26,392
QUALCOMM, Inc.	647	35,533

		184,973

Semiconductor Equipment — 0.1%
Brooks Automation, Inc.	1,261	13,846
Cabot Microelectronics Corp.	427	18,421
Cohu, Inc.	441	5,204
Kulicke & Soffa Industries, Inc.†	1,254	15,663
MKS Instruments, Inc.	982	40,242
Nanometrics, Inc.†	429	7,988
Rudolph Technologies, Inc.†	554	8,088
Tessera Technologies, Inc.	872	28,139
Ultratech, Inc.†	469	10,698
Veeco Instruments, Inc.†	727	12,933

		161,222

Steel Pipe & Tube — 0.0%
TimkenSteel Corp.	674	6,039

Steel - Producers — 0.2%
AK Steel Holding Corp.†	3,155	13,503
Nucor Corp.	5,478	265,738

		279,241

Storage/Warehousing — 0.0%
Mobile Mini, Inc.	822	28,318

Telecom Equipment - Fiber Optics — 0.0%
Harmonic, Inc.†	1,545	4,419
Viavi Solutions, Inc.†	4,271	29,171

		33,590

Telecom Services — 0.0%
Consolidated Communications Holdings, Inc.#	930	22,859
Lumos Networks Corp.†	408	5,251
Spok Holdings, Inc.	373	6,543

		34,653

Security Description	Shares	Value (Note 2)

Telecommunication Equipment — 0.0%
ADTRAN, Inc.	880	$17,116
Comtech Telecommunications Corp.	287	6,612
Juniper Networks, Inc.	1,353	31,674
Nortel Networks Corp.†(3)(4)	62	0

		55,402

Telephone - Integrated — 1.0%
AT&T, Inc.	10,778	421,959
Atlantic Tele-Network, Inc.	191	14,227
CenturyLink, Inc.	11,898	322,674
Cincinnati Bell, Inc.†	3,723	14,817
General Communication, Inc., Class A†	527	8,216
Verizon Communications, Inc.	15,504	789,154

		1,571,047

Television — 0.0%
CBS Corp., Class B	454	25,061
ION Media Networks, Inc.(3)(4)†	18	20,611

		45,672

Textile - Apparel — 0.0%
Perry Ellis International, Inc.†	211	4,085
Unifi, Inc.†	266	6,685

		10,770

Therapeutics — 0.0%
Anika Therapeutics, Inc.†	260	12,303

Tobacco — 0.2%
Altria Group, Inc.	2,516	160,118
Philip Morris International, Inc.	1,506	148,612
Universal Corp.#	419	22,920

		331,650

Tools - Hand Held — 0.0%
Stanley Black & Decker, Inc.	252	28,521

Toys — 0.0%
Hasbro, Inc.	390	34,043

Transactional Software — 0.0%
Bottomline Technologies de, Inc.†	699	17,517
Synchronoss Technologies, Inc.†	737	25,994

		43,511

Transport - Air Freight — 0.0%
Atlas Air Worldwide Holdings, Inc.†	454	19,903

Transport - Equipment & Leasing — 0.0%
Greenbrier Cos., Inc.#	480	13,776

Transport - Marine — 0.0%
Hornbeck Offshore Services, Inc.†#	566	4,703
Tidewater, Inc.	833	3,607

		8,310

Transport - Rail — 0.0%
Union Pacific Corp.	308	25,931

Transport - Services — 0.2%
C.H. Robinson Worldwide, Inc.	286	21,444
Echo Global Logistics, Inc.†	456	10,333
Expeditors International of Washington, Inc.	2,158	104,771
Hub Group, Inc., Class A†	634	25,373
Matson, Inc.	801	26,697
United Parcel Service, Inc., Class B	681	70,204

		258,822

31

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Transport - Truck — 0.1%
ArcBest Corp.	433	$7,460
Celadon Group, Inc.	495	4,891
Forward Air Corp.	563	25,611
Heartland Express, Inc.	1,073	19,829
Knight Transportation, Inc.	1,130	29,516
Landstar System, Inc.	84	5,699
Marten Transport, Ltd.	424	8,404
Roadrunner Transportation Systems, Inc.†	537	4,323
Saia, Inc.†	443	11,549

		117,282

Veterinary Diagnostics — 0.0%
Neogen Corp.†	690	34,065
Phibro Animal Health Corp., Class A	322	6,115

		40,180

Water — 0.0%
American States Water Co.	673	26,288
California Water Service Group	882	25,710

		51,998

Web Hosting/Design — 0.0%
NIC, Inc.	1,125	22,331

Web Portals/ISP — 0.6%
Alphabet, Inc., Class A†	339	253,860
Alphabet, Inc., Class C†	977	718,798
Blucora, Inc.†	727	6,529
Yahoo!, Inc.†	268	10,168

		989,355

Wire & Cable Products — 0.0%
Encore Wire Corp.	367	14,310
General Cable Corp.	867	11,843

		26,153

Wireless Equipment — 0.1%
CalAmp Corp.†	649	9,754
ViaSat, Inc.†#	829	57,226

		66,980

X-Ray Equipment — 0.2%
Hologic, Inc.†	7,938	273,147

Total Common Stocks (cost $57,074,875)		58,710,462

EXCHANGE-TRADED FUNDS — 0.8%
iShares Core S&P Small-Cap ETF	3,270	378,503
iShares Russell 1000 Growth ETF	1,913	192,830
iShares Russell 1000 Value ETF	4,408	451,247
SPDR S&P 500 ETF Trust, Series 1	1,271	267,012

Total Exchange-Traded Funds (cost $1,240,152)		1,289,592

PREFERRED SECURITIES — 0.2%
Electric - Distribution — 0.1%
Entergy Louisiana LLC 4.70%	3,575	89,518

Sovereign Agency — 0.0%
Federal Home Loan Mtg. Corp. FRS Series Z 8.38%†#	2,200	9,812

Telecom Services — 0.1%
Qwest Corp. 6.13%#	6,925	173,540

Total Preferred Securities
(cost $296,449)		272,870

Security Description	Shares/ Principal Amount	Value (Note 2)

PREFERRED SECURITIES/CAPITAL SECURITIES — 0.7%
Banks - Super Regional — 0.1%
Fifth Third Bancorp FRS Series J 4.90% due 09/30/2019(6)	83,000	$72,729
Wells Fargo & Co. FRS Series U 5.88% due 06/15/2025(6)	80,000	85,600
Wells Fargo Capital X 5.95% due 12/01/2086	28,000	29,050

		187,379

Diversified Banking Institutions — 0.1%
BAC Capital Trust XIII FRS Series F 4.00% due 06/22/2016(6)	178,000	132,610
JPMorgan Chase & Co. FRS Series U 6.13% due 04/30/2024(6)	133,000	138,480

		271,090

Electric - Integrated — 0.0%
Dominion Resources, Inc. FRS 5.75% due 10/01/2054	47,000	46,060

Finance - Investment Banker/Broker — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Security 5.86% due 11/30/2056(4)	45,000	4

Finance - Other Services — 0.1%
National Rural Utilities Cooperative Finance Corp. FRS 4.75% due 04/30/2043	100,000	97,101

Food - Dairy Products — 0.1%
Land O’Lakes Capital Trust I 7.45% due 03/15/2028*	125,000	135,000

Insurance - Life/Health — 0.1%
Prudential Financial, Inc. FRS 5.38% due 05/15/2045	35,000	35,919
Prudential Financial, Inc. FRS 5.63% due 06/15/2043	52,000	54,797

		90,716

Insurance - Multi-line — 0.1%
MetLife, Inc. 6.40% due 12/15/2066	81,000	86,974

Pipelines — 0.0%
Transcanada Trust FRS 5.63% due 05/20/2075	45,000	40,360

Tools - Hand Held — 0.1%
Stanley Black & Decker, Inc. FRS 5.75% due 12/15/2053#	128,000	134,336

Total Preferred Securities/Capital Securities
(cost $1,026,543)		1,089,020

Total Long-Term Investment Securities
(cost $127,020,357)		129,185,366

SHORT-TERM INVESTMENT SECURITIES — 26.9%
Registered Investment Companies — 1.6%
State Street Navigator Securities Lending Prime Portfolio 0.53%(7)(8)	2,656,697	2,656,697

Time Deposits — 22.2%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$36,467,000	36,467,000

32

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES (continued)
U.S. Government Treasuries — 3.1%
United States Treasury Bills
0.50% due 03/31/2017(10)	$50,000	$49,751
0.52% due 03/31/2017(10)	80,000	79,602
0.56% due 03/30/2017(10)	4,940,000	4,915,424

		5,044,777

Total Short-Term Investment Securities
(cost $44,169,931)		44,168,474

TOTAL INVESTMENTS
(cost $171,190,288)(9)	105.5%	173,353,840
Liabilities in excess of other assets	(5.5)	(8,995,342)

NET ASSETS	100.0%	$164,358,498

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $12,149,278 representing 7.4% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
#	The security or a portion thereof is out on loan (see Note 2).
†	Non-income producing security
(1)	Commercial Mortgage Backed Security
(2)	Collateralized Mortgage Obligation
(3)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs (see Note 2).
(4)	Illiquid security. At May 31, 2016, the aggregate value of these securities was $20,629 representing 0.0% of net assets.
(5)	Principal amount of security is adjusted for inflation.
(6)	Perpetual maturity — maturity date reflects the next call date.
(7)	At May 31, 2016, the Fund had loaned securities with a total value of $2,731,353. This was secured by collateral of $2,656,697, which was received in cash and subsequently invested in short-term investments currently valued at $2,656,697 as reported in the Portfolio of Investments. Additional collateral of $123,979 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	06/23/2016 to 02/02/2017	$6,522
United States Treasury Notes/Bonds	zero coupon to 7.63%	08/31/2016 to 02/15/2046	117,457

(8)	The rate shown is the 7-day yield as of May 31, 2016.
(9)	See Note 5 for cost of investments on a tax basis.
(10)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement date.

TIPS—Treasury Inflation Protected Securities

FRS—Floating Rate Security

VRS—Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at May 31, 2016 and, unless noted otherwise, the dates shown are the original maturity dates.

Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of May 31, 2016	Unrealized Appreciation (Depreciation)
551	Long	EURO STOXX 50 Index	June 2016	$18,270,451	$18,717,036	$446,585
192	Long	Mexican Bolsa IPC Index	June 2016	4,633,341	4,738,325	104,984
99	Short	Russell 1000 Growth Index	June 2016	9,620,446	9,994,050	(373,604)
133	Long	Russell 1000 Value Index	June 2016	12,659,241	13,374,480	715,239
98	Long	Russell 2000 Mini Index	June 2016	10,391,720	11,303,320	911,600
159	Short	S&P 500 E-Mini Index	June 2016	15,948,444	16,654,455	(706,011)
182	Long	SGX Nifty 50 Index	June 2016	2,816,559	2,980,614	164,055
143	Long	TOPIX Index	June 2016	17,346,254	17,782,182	435,928
26	Short	U.S. Treasury 5-Year Note	September 2016	3,122,582	3,123,047	(465)
59	Short	U.S. Treasury 10-Year Note	September 2016	7,648,653	7,651,562	(2,909)
28	Short	U.S. Treasury Long Bond	September 2016	4,559,558	4,572,750	(13,192)

						$1,682,210

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Asset Backed Securities	$—	$2,558,931	$—	$2,558,931
U.S. Corporate Bonds & Notes:
Airlines	—	197,933	2,680	200,613
Other Industries	—	30,355,917	—	30,355,917
Foreign Corporate Bonds & Notes	—	5,595,889	—	5,595,889
U.S. Government Agencies	—	24,324,913	—	24,324,913
U.S. Government Treasuries	—	3,890,900	—	3,890,900
Municipal Bonds & Notes	—	309,731	—	309,731
Foreign Government Obligations	—	586,528	—	586,528

33

VALIC Company I Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks:
Telecommunications Equipment	$55,402	$—	$0	$55,402
Television	25,061	—	20,611	45,672
Other Industries	58,609,388	—	—	58,609,388
Exchange-Traded Funds	1,289,592	—	—	1,289,592
Preferred Securities	272,870	—	—	272,870
Preferred Securities/Capital Securities	—	1,089,020	—	1,089,020
Short-Term Investment Securities:
Registered Investment Companies	2,656,697	—	—	2,656,697
Other Short-Term Investment Securities	—	41,511,777	—	41,511,777

Total Investments at Value	$62,909,010	$110,421,539	$23,291	$173,353,840

Other Financial Instruments:†
Futures Contracts	$2,778,391	$—	$—	$2,778,391

LIABILITIES:
Other Financial Instruments:†
Futures Contracts	$1,096,181	$—	$—	$1,096,181

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no material transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

34

VALIC Company I Blue Chip Growth Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

E-Commerce/Products	9.8%
Web Portals/ISP	7.5
Medical — Biomedical/Gene	6.2
Internet Content — Entertainment	5.9
Applications Software	5.6
Finance — Credit Card	5.5
Medical — Drugs	5.0
Diagnostic Equipment	4.8
E-Commerce/Services	3.9
Medical — HMO	3.9
Retail — Building Products	2.8
Medical Products	2.2
Medical — Wholesale Drug Distribution	1.9
Airlines	1.9
Real Estate Investment Trusts	1.8
Retail — Auto Parts	1.8
Registered Investment Companies	1.6
Aerospace/Defense	1.6
Retail — Drug Store	1.6
Internet Application Software	1.5
Finance — Other Services	1.4
Diversified Banking Institutions	1.3
Cruise Lines	1.2
Data Processing/Management	1.1
Hotels/Motels	1.1
Transport — Rail	1.0
Finance — Investment Banker/Broker	1.0
Medical Instruments	1.0
Computers	0.8
Banks — Fiduciary	0.8
Retail — Restaurants	0.8
Entertainment Software	0.7
Transport — Services	0.7
Machinery — General Industrial	0.7
Retail — Gardening Products	0.7
Auto — Cars/Light Trucks	0.7
Athletic Footwear	0.6
Insurance Brokers	0.6
Apparel Manufacturers	0.6
Retail — Discount	0.6
Casino Hotels	0.5
Retail — Apparel/Shoe	0.5
Semiconductor Components — Integrated Circuits	0.5
Commercial Services — Finance	0.5
Transport — Truck	0.5
Multimedia	0.5
Coatings/Paint	0.5
Auto/Truck Parts & Equipment — Original	0.4
Investment Management/Advisor Services	0.4
Beverages — Wine/Spirits	0.4
Chemicals — Specialty	0.3
Electronic Components — Semiconductors	0.3
Tobacco	0.2
Computer Services	0.2
Internet Content — Information/News	0.2
Diversified Manufacturing Operations	0.2
Food — Misc./Diversified	0.2
Brewery	0.1
Enterprise Software/Service	0.1
Electronic Measurement Instruments	0.1
Chemicals — Diversified	0.1
Cosmetics & Toiletries	0.1
Beverages — Non-alcoholic	0.1
Insurance — Multi-line	0.1
Cable/Satellite TV	0.1

101.3%

*	Calculated as a percentage of net assets

35

VALIC Company I Blue Chip Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 99.7%
Aerospace/Defense — 1.6%
Boeing Co.#	60,200	$7,594,230
Northrop Grumman Corp.	6,500	1,382,355
Raytheon Co.	3,800	492,746
Rockwell Collins, Inc.	5,100	450,840

		9,920,171

Airlines — 1.9%
Alaska Air Group, Inc.	36,100	2,397,040
American Airlines Group, Inc.	218,800	6,981,908
Delta Air Lines, Inc.	21,800	947,428
United Continental Holdings, Inc.†	26,000	1,172,340

		11,498,716

Apparel Manufacturers — 0.6%
Hanesbrands, Inc.	133,600	3,616,552

Applications Software — 5.6%
Intuit, Inc.	500	53,330
Microsoft Corp.	283,300	15,014,900
Red Hat, Inc.†	46,800	3,625,128
Salesforce.com, Inc.†	137,000	11,468,270
ServiceNow, Inc.†	59,300	4,247,659

		34,409,287

Athletic Footwear — 0.6%
NIKE, Inc., Class B	70,300	3,881,966

Auto - Cars/Light Trucks — 0.7%
Ferrari NV#	4,000	169,720
Tesla Motors, Inc.†#	17,267	3,854,512

		4,024,232

Auto/Truck Parts & Equipment - Original — 0.4%
Delphi Automotive PLC	30,100	2,045,596
Johnson Controls, Inc.	16,400	724,060

		2,769,656

Banks - Fiduciary — 0.8%
Bank of New York Mellon Corp.	41,100	1,728,666
Northern Trust Corp.	8,900	659,490
State Street Corp.	40,800	2,572,848

		4,961,004

Beverages - Non-alcoholic — 0.1%
Monster Beverage Corp.†	4,100	615,000

Beverages - Wine/Spirits — 0.4%
Constellation Brands, Inc., Class A	15,100	2,312,565

Brewery — 0.1%
Molson Coors Brewing Co., Class B	8,400	833,112

Cable/Satellite TV — 0.1%
Charter Communications, Inc.†	1,804	395,012

Casino Hotels — 0.5%
Las Vegas Sands Corp.	8,300	383,792
MGM Resorts International†	130,800	2,988,780

		3,372,572

Chemicals - Diversified — 0.1%
PPG Industries, Inc.	6,700	721,456

Chemicals - Specialty — 0.3%
Ashland, Inc.	12,600	1,428,336
Ecolab, Inc.	5,800	679,992

		2,108,328

Coatings/Paint — 0.5%
Sherwin-Williams Co.	9,700	2,823,573

Security Description	Shares	Value (Note 2)

Commercial Services - Finance — 0.5%
FleetCor Technologies, Inc.†	1,600	$238,224
PayPal Holdings, Inc.†	46,500	1,757,235
S&P Global, Inc.	8,100	905,661

		2,901,120

Computer Services — 0.2%
Cognizant Technology Solutions Corp., Class A†	10,200	626,688
IHS, Inc., Class A†	5,600	688,408

		1,315,096

Computers — 0.8%
Apple, Inc.	52,200	5,212,692

Cosmetics & Toiletries — 0.1%
Estee Lauder Cos., Inc., Class A	7,100	651,638

Cruise Lines — 1.2%
Carnival Corp.	8,100	386,694
Norwegian Cruise Line Holdings, Ltd.†	65,700	3,049,137
Royal Caribbean Cruises, Ltd.	48,200	3,730,198

		7,166,029

Data Processing/Management — 1.1%
Fidelity National Information Services, Inc.	6,900	512,463
Fiserv, Inc.†	62,300	6,562,059

		7,074,522

Dental Supplies & Equipment — 0.0%
DENTSPLY SIRONA, Inc.	1,000	62,160

Diagnostic Equipment — 4.8%
Danaher Corp.	203,580	20,024,129
Thermo Fisher Scientific, Inc.	61,400	9,318,678

		29,342,807

Diversified Banking Institutions — 1.3%
Citigroup, Inc.	17,800	828,946
JPMorgan Chase & Co.	10,200	665,754
Morgan Stanley	248,400	6,798,708

		8,293,408

Diversified Manufacturing Operations — 0.2%
Pentair PLC	5,300	319,272
Textron, Inc.	20,400	776,424

		1,095,696

E-Commerce/Products — 9.8%
Alibaba Group Holding, Ltd. ADR†#	105,421	8,644,522
Amazon.com, Inc.†	70,900	51,245,811
JD.com, Inc. ADR†	27,700	681,697

		60,572,030

E-Commerce/Services — 3.9%
Ctrip.com International, Ltd. ADR†	55,600	2,544,256
Priceline Group, Inc.†	17,000	21,493,610

		24,037,866

Electronic Components - Semiconductors — 0.3%
Broadcom, Ltd.	12,000	1,852,320

Electronic Measurement Instruments — 0.1%
Agilent Technologies, Inc.	17,200	789,308

Enterprise Software/Service — 0.1%
Workday, Inc., Class A†#	10,900	826,656

Entertainment Software — 0.7%
Activision Blizzard, Inc.	39,000	1,531,140
Electronic Arts, Inc.†	38,400	2,947,200

		4,478,340

36

VALIC Company I Blue Chip Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Finance - Consumer Loans — 0.0%
Synchrony Financial†	4,600	$143,520

Finance - Credit Card — 5.5%
MasterCard, Inc., Class A	166,800	15,996,120
Visa, Inc., Class A	226,300	17,864,122

		33,860,242

Finance - Investment Banker/Broker — 1.0%
TD Ameritrade Holding Corp.#	183,400	5,991,678

Finance - Other Services — 1.4%
CME Group, Inc.	6,100	597,129
Intercontinental Exchange, Inc.	29,420	7,976,350

		8,573,479

Food - Misc./Diversified — 0.2%
Kraft Heinz Co.	5,700	474,183
Mondelez International, Inc., Class A	12,900	573,921

		1,048,104

Food - Retail — 0.0%
Kroger Co.#	2,300	82,248

Hotels/Motels — 1.1%
Hilton Worldwide Holdings, Inc.	195,659	4,065,794
Marriott International, Inc., Class A#	39,690	2,621,128

		6,686,922

Insurance Brokers — 0.6%
Aon PLC	3,500	382,445
Marsh & McLennan Cos., Inc.	43,500	2,874,045
Willis Towers Watson PLC	4,500	576,090

		3,832,580

Insurance - Multi-line — 0.1%
Chubb, Ltd.	4,500	569,745

Internet Application Software — 1.5%
Tencent Holdings, Ltd.	407,800	9,057,849

Internet Content - Entertainment — 5.9%
Facebook, Inc., Class A†	243,941	28,982,630
Netflix, Inc.†	69,400	7,118,358

		36,100,988

Internet Content - Information/News — 0.2%
LinkedIn Corp., Class A†	8,400	1,146,600

Investment Management/Advisor Services — 0.4%
Ameriprise Financial, Inc.	16,640	1,691,789
BlackRock, Inc.	2,800	1,018,780

		2,710,569

Machinery - General Industrial — 0.7%
Roper Technologies, Inc.	16,000	2,737,280
Wabtec Corp.	21,500	1,663,670

		4,400,950

Medical Instruments — 1.0%
Intuitive Surgical, Inc.†	8,700	5,521,977
Medtronic PLC	4,392	353,468

		5,875,445

Medical Products — 2.2%
Becton Dickinson and Co.	33,100	5,509,495
Henry Schein, Inc.†	14,600	2,536,458
Stryker Corp.	48,800	5,424,608

		13,470,561

Security Description	Shares	Value (Note 2)

Medical - Biomedical/Gene — 6.2%
Alexion Pharmaceuticals, Inc.†	82,300	$12,419,070
Biogen, Inc.†	19,100	5,533,843
Celgene Corp.†	94,500	9,971,640
Gilead Sciences, Inc.	5,100	444,006
Incyte Corp.†	7,800	658,398
Regeneron Pharmaceuticals, Inc.†	9,200	3,670,156
Vertex Pharmaceuticals, Inc.†	60,000	5,589,000

		38,286,113

Medical - Drugs — 5.0%
Allergan PLC†	46,351	10,927,248
Baxalta, Inc.	16,100	728,203
Bristol-Myers Squibb Co.	155,600	11,156,520
Eli Lilly & Co.	49,400	3,706,482
Shire PLC ADR#	15,700	2,922,712
Zoetis, Inc.	25,600	1,213,952

		30,655,117

Medical - HMO — 3.9%
Aetna, Inc.	45,200	5,117,996
Anthem, Inc.	33,400	4,414,144
Cigna Corp.	12,200	1,562,942
Humana, Inc.	12,300	2,121,873
UnitedHealth Group, Inc.	79,700	10,653,499

		23,870,454

Medical - Wholesale Drug Distribution — 1.9%
Cardinal Health, Inc.	32,300	2,550,085
McKesson Corp.	51,200	9,376,768

		11,926,853

Multimedia — 0.5%
Time Warner, Inc.	5,500	416,130
Walt Disney Co.	24,800	2,460,656

		2,876,786

Real Estate Investment Trusts — 1.8%
American Tower Corp.	106,300	11,244,414
Equinix, Inc.	200	72,400

		11,316,814

Retail - Apparel/Shoe — 0.5%
L Brands, Inc.	700	47,985
Ross Stores, Inc.	59,700	3,187,980

		3,235,965

Retail - Auto Parts — 1.8%
AutoZone, Inc.†	5,100	3,887,220
O’Reilly Automotive, Inc.†	26,800	7,086,724

		10,973,944

Retail - Building Products — 2.8%
Home Depot, Inc.	55,700	7,359,084
Lowe’s Cos., Inc.	120,700	9,671,691

		17,030,775

Retail - Discount — 0.6%
Costco Wholesale Corp.	6,600	981,882
Dollar General Corp.	26,800	2,409,320

		3,391,202

Retail - Drug Store — 1.6%
CVS Health Corp.	37,200	3,587,940
Walgreens Boots Alliance, Inc.	77,400	5,990,760

		9,578,700

37

VALIC Company I Blue Chip Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail - Gardening Products — 0.7%
Tractor Supply Co.	44,000	$4,228,400

Retail - Restaurants — 0.8%
McDonald’s Corp.	500	61,030
Starbucks Corp.	77,000	4,226,530
Yum! Brands, Inc.	5,900	484,331

		4,771,891

Semiconductor Components - Integrated Circuits — 0.5%
NXP Semiconductors NV†	33,900	3,203,211

Tobacco — 0.2%
Philip Morris International, Inc.	15,000	1,480,200

Transport - Rail — 1.0%
Canadian Pacific Railway, Ltd.	32,700	4,237,593
Kansas City Southern	21,000	1,955,100
Union Pacific Corp.	2,700	227,313

		6,420,006

Transport - Services — 0.7%
FedEx Corp.	27,000	4,454,190

Transport - Truck — 0.5%
JB Hunt Transport Services Inc	34,800	2,878,656

Web Portals/ISP — 7.5%
Alphabet, Inc., Class A†	20,500	15,351,425
Alphabet, Inc., Class C†	36,284	26,694,865
Baidu, Inc. ADR†	21,800	3,892,172

		45,938,462

X-Ray Equipment — 0.0%
Hologic, Inc.†	1,000	34,410

Total Long-Term Investment Securities
(cost $425,179,805)		614,038,519

Security Description	Shares	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES — 1.6%
Registered Investment Companies — 1.6%
State Street Institutional U.S. Government Money Market Fund 0.24%(2)	600,107	$600,107
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2)	6,974,101	6,974,101
T. Rowe Price Reserve Investment Fund 0.37%(2)	2,450,547	2,450,547

Total Short-Term Investment Securities
(cost $10,024,755)		10,024,755

TOTAL INVESTMENTS
(cost $435,204,560)(3)	101.3%	624,063,274
Liabilities in excess of other assets	(1.3)	(8,136,628)

NET ASSETS	100.0%	$615,926,646

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $29,902,954. This was secured by collateral of $6,974,101, which was received in cash and subsequently invested in short-term investments currently valued at $6,974,101 as reported in the Portfolio of Investments. Additional collateral of $23,730,819 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.

The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	12/08/2016	$1,829,788
United States Treasury Notes/Bonds	zero coupon to 4.75%	06/15/2016 to 02/15/2046	21,901,031

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	See Note 5 for cost of investments on a tax basis.

ADR—American	Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$614,038,519	$—	$—	$614,038,519
Short-Term Investment Securities	10,024,755	—	—	10,024,755

Total Investments at Value	$624,063,274	$—	$—	$624,063,274

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $9,057,849 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities.

There were no additional transfers between Levels during the reporting period.

See Notes to Financial Statements

38

VALIC Company I Broad Cap Value Income Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Banks — Super Regional	7.3%
Medical — Drugs	6.7
Diversified Banking Institutions	6.0
Aerospace/Defense	4.7
Tobacco	4.6
Cruise Lines	4.5
Medical — HMO	3.9
Electronic Components — Semiconductors	3.3
Oil Companies — Exploration & Production	3.0
Oil Companies — Integrated	3.0
Chemicals — Diversified	2.8
Registered Investment Companies	2.8
Finance — Credit Card	2.5
Finance — Consumer Loans	2.2
Building & Construction Products — Misc.	1.8
Auto/Truck Parts & Equipment — Original	1.6
Savings & Loans/Thrifts	1.6
Pharmacy Services	1.6
Industrial Gases	1.6
Telephone — Integrated	1.6
Aerospace/Defense — Equipment	1.5
Apparel Manufacturers	1.5
Oil Refining & Marketing	1.5
Commercial Services	1.5
Electronic Security Devices	1.5
Tools — Hand Held	1.4
Applications Software	1.4
Insurance — Reinsurance	1.4
Building Products — Cement	1.4
Enterprise Software/Service	1.4
Banks — Fiduciary	1.3
Medical — Wholesale Drug Distribution	1.3
Medical — Generic Drugs	1.2
Medical Instruments	1.2
Finance — Investment Banker/Broker	1.2
Semiconductor Components — Integrated Circuits	1.2
Finance — Mortgage Loan/Banker	1.1
Investment Management/Advisor Services	1.1
Computers	1.0
Building — Residential/Commercial	1.0
Instruments — Controls	1.0
Insurance Brokers	1.0
Machinery — Farming	0.9
Retail — Discount	0.8
Cellular Telecom	0.7
Engineering/R&D Services	0.7
Time Deposits	0.6
Diversified Manufacturing Operations	0.5
Resorts/Theme Parks	0.5
Diversified Minerals	0.3

100.2%

*	Calculated as a percentage of net assets

39

VALIC Company I Broad Cap Value Income Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 96.8%
Aerospace/Defense — 4.7%
General Dynamics Corp.	4,500	$638,415
Raytheon Co.	5,260	682,064
Rolls-Royce Holdings PLC ADR	60,800	549,632
Spirit AeroSystems Holdings, Inc., Class A†	17,600	823,328

		2,693,439

Aerospace/Defense - Equipment — 1.5%
United Technologies Corp.	8,690	874,040

Apparel Manufacturers — 1.5%
Hanesbrands, Inc.	32,100	868,947

Applications Software — 1.4%
Microsoft Corp.	15,435	818,055

Auto/Truck Parts & Equipment - Original — 1.6%
Johnson Controls, Inc.	21,000	927,150

Banks - Fiduciary — 1.3%
State Street Corp.	12,010	757,351

Banks - Super Regional — 7.3%
Capital One Financial Corp.	13,425	983,247
Fifth Third Bancorp	27,500	518,925
KeyCorp	60,600	776,892
PNC Financial Services Group, Inc.	8,425	756,060
Wells Fargo & Co.	23,145	1,173,914

		4,209,038

Building & Construction Products - Misc. — 1.8%
Owens Corning	19,700	1,006,079

Building Products - Cement — 1.4%
CRH PLC ADR	26,300	805,043

Building - Residential/Commercial — 1.0%
NVR, Inc.†	333	577,089

Cellular Telecom — 0.7%
Vodafone Group PLC ADR	12,554	426,710

Chemicals - Diversified — 2.8%
FMC Corp.	18,200	864,318
LyondellBasell Industries NV, Class A	9,400	764,784

		1,629,102

Commercial Services — 1.5%
Nielsen Holdings PLC	15,600	832,884

Computers — 1.0%
Apple, Inc.	5,800	579,188

Cruise Lines — 4.5%
Carnival Corp.	18,600	887,964
Norwegian Cruise Line Holdings, Ltd.†	17,300	802,893
Royal Caribbean Cruises, Ltd.	11,200	866,768

		2,557,625

Diversified Banking Institutions — 6.0%
Bank of America Corp.	69,826	1,032,727
Citigroup, Inc.	26,810	1,248,542
JPMorgan Chase & Co.	17,305	1,129,497

		3,410,766

Diversified Manufacturing Operations — 0.5%
Eaton Corp. PLC	4,500	277,335

Diversified Minerals — 0.3%
Fairmount Santrol Holdings, Inc.†#	36,700	197,446

Security Description	Shares	Value (Note 2)

Electronic Components - Semiconductors — 3.3%
Intel Corp.	14,800	$467,532
Microchip Technology, Inc.#	13,800	713,184
Texas Instruments, Inc.	11,420	692,052

		1,872,768

Electronic Security Devices — 1.5%
Tyco International PLC	19,500	831,090

Engineering/R&D Services — 0.7%
KBR, Inc.	28,100	408,855

Enterprise Software/Service — 1.4%
Oracle Corp.	19,700	791,940

Finance - Consumer Loans — 2.2%
Navient Corp.	47,805	655,407
SLM Corp.†	88,605	608,716

		1,264,123

Finance - Credit Card — 2.5%
American Express Co.	10,855	713,825
Discover Financial Services	12,700	721,487

		1,435,312

Finance - Investment Banker/Broker — 1.2%
E*TRADE Financial Corp.†	24,400	680,516

Finance - Mortgage Loan/Banker — 1.1%
FNF Group	18,500	646,575

Industrial Gases — 1.6%
Air Products & Chemicals, Inc.	6,300	898,632

Instruments - Controls — 1.0%
Honeywell International, Inc.	4,900	557,767

Insurance Brokers — 1.0%
Willis Towers Watson PLC	4,300	550,486

Insurance - Reinsurance — 1.4%
Berkshire Hathaway, Inc., Class B†	5,800	815,132

Investment Management/Advisor Services — 1.1%
Ameriprise Financial, Inc.	6,300	640,521

Machinery - Farming — 0.9%
Deere & Co.#	6,500	534,885

Medical Instruments — 1.2%
Medtronic PLC	8,530	686,494

Medical - Drugs — 6.7%
Bayer AG ADR	5,700	543,780
Johnson & Johnson	7,885	888,560
Merck & Co., Inc.	13,400	753,884
Pfizer, Inc.	25,541	886,273
Sanofi ADR	19,000	782,800

		3,855,297

Medical - Generic Drugs — 1.2%
Teva Pharmaceutical Industries, Ltd. ADR	13,300	689,871

Medical - HMO — 3.9%
Anthem, Inc.	4,515	596,702
Cigna Corp.	5,800	743,038
UnitedHealth Group, Inc.	6,820	911,630

		2,251,370

Medical - Wholesale Drug Distribution — 1.3%
Cardinal Health, Inc.	9,300	734,235

40

VALIC Company I Broad Cap Value Income Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil Companies - Exploration & Production — 3.0%
ConocoPhillips	19,065	$834,856
Occidental Petroleum Corp.	12,065	910,184

		1,745,040

Oil Companies - Integrated — 3.0%
BP PLC ADR#	26,235	823,779
Chevron Corp.	8,900	898,900

		1,722,679

Oil Refining & Marketing — 1.5%
Phillips 66	10,700	859,852

Pharmacy Services — 1.6%
Express Scripts Holding Co.†	11,900	899,045

Resort/Theme Parks — 0.5%
SeaWorld Entertainment, Inc.	15,600	272,376

Retail - Discount — 0.8%
Target Corp.	6,900	474,582

Savings & Loans/Thrifts — 1.6%
New York Community Bancorp, Inc.	58,000	912,920

Semiconductor Components - Integrated Circuits — 1.2%
QUALCOMM, Inc.	12,100	664,532

Telephone - Integrated — 1.6%
Verizon Communications, Inc.	17,438	887,594

Tobacco — 4.6%
Altria Group, Inc.	17,570	1,118,155
Philip Morris International, Inc.	7,800	769,704
Reynolds American, Inc.	15,356	763,193

		2,651,052

Tools - Hand Held — 1.4%
Stanley Black & Decker, Inc.	7,260	821,687

Total Long-Term Investment Securities
(cost $46,597,657)		55,504,515

Security Description	Shares/ Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES — 3.4%
Registered Investment Companies — 2.8%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2)	1,618,344	$1,618,344

Time Deposits — 0.6%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$318,000	318,000

Total Short-Term Investment Securities
(cost $1,936,344)		1,936,344

TOTAL INVESTMENTS
(cost $48,534,001)(3)	100.2%	57,440,859
Liabilities in excess of other assets	(0.2)	(111,175)

NET ASSETS	100.0%	$57,329,684

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $1,804,564. This was secured by collateral of $1,618,344, which was received in cash and subsequently invested in short-term investments currently valued at $1,618,344 as reported in the Portfolio of Investments. Additional collateral of $241,119 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.

The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	07/21/2016	$6,516
United States Treasury Notes/Bonds	0.13% to 8.88%	09/15/2016 to 05/15/2044	234,603

(2)	The rate shown is the 7-day-yield as of May 31, 2016
(3)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$55,504,515	$—	$—	$55,504,515
Short-Term Investment Securities:
Registered Investment Companies	1,618,344	—	—	1,618,344
Other Short-Term Investment Securities	—	318,000	—	318,000

Total Investments at Value*	$57,122,859	$318,000	$—	$57,440,859

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

41

VALIC Company I Capital Conservation Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Federal National Mtg. Assoc.	23.9%
United States Treasury Notes	16.8
Federal Home Loan Mtg. Corp.	14.5
Time Deposits	8.1
United States Treasury Bonds	6.0
Diversified Banking Institutions	4.6
Diversified Financial Services	3.2
Banks — Commercial	3.1
Government National Mtg. Assoc.	2.3
Electric — Integrated	1.6
Telephone — Integrated	1.3
Oil Companies — Integrated	1.3
Auto — Cars/Light Trucks	1.2
Savings & Loans/Thrifts	0.8
Brewery	0.8
Insurance — Life/Health	0.8
Insurance — Multi-line	0.7
Computers	0.7
Medical Labs & Testing Services	0.6
Registered Investment Company	0.7
Paper & Related Products	0.6
Oil Companies — Exploration & Production	0.6
Sovereign	0.6
Diversified Manufacturing Operations	0.5
Pipelines	0.5
Electric — Generation	0.5
Finance — Other Services	0.5
Electric — Distribution	0.5
Retail — Drug Store	0.5
Networking Products	0.4
Real Estate Investment Trusts	0.4
Insurance — Mutual	0.4
Municipal Bonds & Notes	0.4
Aerospace/Defense	0.4
Banks — Super Regional	0.3
Machinery — Farming	0.3
Computer Services	0.3
Medical — Drugs	0.3
Multimedia	0.3
Finance — Credit Card	0.3
Medical — HMO	0.2
Banks — Fiduciary	0.2
Aerospace/Defense — Equipment	0.2
Retail — Discount	0.2
Medical — Generic Drugs	0.2
Coatings/Paint	0.2
Enterprise Software/Service	0.2
SupraNational Banks	0.2
Food — Misc./Diversified	0.2
Cable/Satellite TV	0.2
Transport — Rail	0.2
Electronic Components — Semiconductors	0.2
Tools — Hand Held	0.2
Beverages — Non-alcoholic	0.2
Auto — Heavy Duty Trucks	0.2
Retail — Restaurants	0.2
Beverages — Wine/Spirits	0.2
Telecom Services	0.1
Federal Home Loan Bank	0.1
Consumer Products — Misc.	0.1
Advertising Agencies	0.1
Commercial Services — Finance	0.1
Schools	0.1
Chemicals — Diversified	0.1
Diagnostic Equipment	0.1
Containers — Paper/Plastic	0.1
Steel Pipe & Tube	0.1
Finance — Consumer Loans	0.1
Electronic Components — Misc.	0.1

Chemicals — Specialty	0.1
Applications Software	0.1
Home Decoration Products	0.1
Chemicals — Plastics	0.1
Pharmacy Services	0.1
Finance — Investment Banker/Broker	0.1
Power Converter/Supply Equipment	0.1
Tennessee Valley Authority	0.1
Disposable Medical Products	0.1
Appliances	0.1
Gas — Distribution	0.1
Data Processing/Management	0.1

107.4%

Credit Quality†#

Aaa	65.8%
Aa	3.3
A	11.8
Baa	14.5
Ba	2.2
Not Rated@	2.4

100.0%

*	Calculated as a percentage of net assets
@	Represents debt issues that either have no rating, or the rating is unvailable from the data source.
†	Source: Moody’s
#	Calculated as a percentage of total debt issues, excluding short-term securities.

42

VALIC Company I Capital Conservation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Principal Amount	Value (Note 2)

ASSET BACKED SECURITIES — 2.9%
Diversified Financial Services — 2.9%
American Express Credit Account Master Trust Series 2014-3, Class A 1.49% due 04/15/2020	$102,000	$102,517
AmeriCredit Automobile Receivables Trust Series 2013-3, Class D 3.00% due 07/08/2019	200,000	201,952
BA Credit Card Trust Series 2015-A2,Class A 1.36% due 09/15/2020	333,000	333,965
CGGS Commercial Mtg. Trust Series 2016-RNDA, Class AFX 2.76% due 02/10/2033*(1)	200,000	202,506
Chase Issuance Trust FRS Series 2014-A5, Class A5 0.80% due 04/15/2021	228,000	227,995
Citigroup Commercial Mtg. Trust Series 2014-GC23, Class A2 2.85% due 07/10/2047(1)	420,000	431,755
Commercial Mtg. Trust VRS Series 2016-787S, Class A 3.55% due 02/10/2036*(1)	313,000	332,264
Commercial Mtg. Trust VRS Series 2016-787S, Class B 3.83% due 02/10/2036*(1)	125,000	131,798
CSMC Trust Series 2015-GLPA, Class A 3.88% due 11/15/2037*(1)	467,000	508,465
Dell Equipment Finance Trust Series 2015-1,Class A3 1.30% due 03/23/2020*	335,000	334,647
Ford Credit Auto Owner Trust Series 2014-C,Class B 1.97% due 04/15/2020	282,000	284,300
Ford Credit Auto Owner Trust Series 2015-2, Class A 2.44% due 01/15/2027*	250,000	254,326
GS Mtg. Securities Trust Series 2015-GC28, Class A2 2.90% due 02/10/2048(1)	240,000	247,049
Honda Auto Receivables Owner Trust Series 2016-2, Class A4 1.62% due 08/15/2022	112,000	111,998
LB-UBS Commercial Mtg. Trust Series 2007-C1, Class A4 5.42% due 02/15/2040(1)	937,093	949,811
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23, Class A2 2.98% due 07/15/2050(1)	390,000	403,479
NRP Mtg. Trust VRS Series 2013-1, Class A1 3.25% due 07/25/2043*(2)	452,758	450,909
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04% due 03/15/2022	100,000	101,247
Synchrony Credit Card Master Note Trust Series 2016-2, Class A 2.21% due 05/15/2024	100,000	99,996
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.83% due 05/25/2046*	115,000	115,213
Taco Bell Funding LLC Series 2016-1A, Class A2II 4.38% due 05/25/2046*	115,000	115,161
WF-RBS Commercial Mtg. Trust Series 2014-C25, Class A2 2.93% due 11/15/2047(1)	900,000	931,448

Total Asset Backed Securities
(cost $6,912,330)		6,872,801

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES — 23.7%
Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc. Senior Notes 4.20% due 04/15/2024	$126,000	$132,773
Omnicom Group, Inc. Company Guar. Notes 3.60% due 04/15/2026	189,000	193,941

		326,714

Aerospace/Defense — 0.4%
BAE Systems Holdings, Inc. Company Guar. Notes 3.80% due 10/07/2024*	252,000	259,537
BAE Systems Holdings, Inc. Company Guar. Notes 4.75% due 10/07/2044*	94,000	97,561
Boeing Co. Senior Notes 0.95% due 05/15/2018	302,000	301,280
Boeing Co. Senior Notes 2.20% due 10/30/2022	186,000	187,255

		845,633

Aerospace/Defense - Equipment — 0.2%
Harris Corp. Senior Notes 4.85% due 04/27/2035	241,000	258,670
Harris Corp. Senior Notes 5.05% due 04/27/2045	228,000	251,036
Spirit AeroSystems, Inc. Company Guar. Notes 3.85% due 06/15/2026	34,000	34,305

		544,011

Appliances — 0.1%
Whirlpool Corp. Senior Notes 4.50% due 06/01/2046	134,000	135,889

Applications Software — 0.1%
Microsoft Corp. Senior Notes 1.30% due 11/03/2018	202,000	202,631

Auto - Cars/Light Trucks — 1.2%
American Honda Finance Corp. Senior Notes 1.20% due 07/14/2017	305,000	305,533
BMW US Capital LLC Company Guar. Notes 1.50% due 04/11/2019*	204,000	203,845
Daimler Finance North America LLC Company Guar. Notes 1.38% due 08/01/2017*	393,000	392,717
Daimler Finance North America LLC Company Guar. Notes 2.45% due 05/18/2020*	413,000	418,055
Daimler Finance North America LLC Company Guar. Notes 2.63% due 09/15/2016*	150,000	150,700
Ford Motor Credit Co. LLC Senior Notes 1.50% due 01/17/2017	163,000	163,227
Ford Motor Credit Co. LLC Senior Notes 2.02% due 05/03/2019	274,000	273,170
Ford Motor Credit Co. LLC Senior Notes 3.10% due 05/04/2023	273,000	271,403

43

VALIC Company I Capital Conservation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Auto - Cars/Light Trucks (continued)
Hyundai Capital America Senior Notes 2.40% due 10/30/2018*	$485,000	$489,707
Toyota Motor Credit Corp. Senior Notes 2.00% due 10/24/2018	167,000	169,367

		2,837,724

Auto - Heavy Duty Trucks — 0.2%
PACCAR Financial Corp. Senior Notes 1.65% due 02/25/2019	65,000	65,403
PACCAR Financial Corp. Senior Notes 2.20% due 09/15/2019	335,000	341,123

		406,526

Banks - Commercial — 1.2%
BankUnited, Inc. Senior Notes 4.88% due 11/17/2025	473,000	476,534
Fifth Third Bank Senior Notes 2.88% due 10/01/2021	221,000	226,239
First Horizon National Corp. Senior Notes 3.50% due 12/15/2020	589,000	590,898
First Tennessee Bank NA Senior Notes 2.95% due 12/01/2019	258,000	257,308
MUFG Union Bank NA Senior Notes 3.00% due 06/06/2016	810,000	810,170
Regions Financial Corp. Senior Notes 3.20% due 02/08/2021	219,000	221,137
SunTrust Bank Sub. Notes 3.30% due 05/15/2026	202,000	201,244

		2,783,530

Banks - Fiduciary — 0.2%
Citizens Financial Group, Inc. Sub. Notes 4.15% due 09/28/2022*	540,000	556,565

Banks - Super Regional — 0.3%
SunTrust Banks, Inc. Senior Notes 2.90% due 03/03/2021	47,000	47,784
Wells Fargo & Co. Sub. Notes 4.10% due 06/03/2026	297,000	313,373
Wells Fargo & Co. Sub. Notes 4.30% due 07/22/2027	381,000	403,939
Wells Fargo & Co. Sub. Notes 4.90% due 11/17/2045	45,000	48,492

		813,588

Brewery — 0.8%
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 1.90% due 02/01/2019	152,000	152,752
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 2.65% due 02/01/2021	286,000	291,081

Security Description	Principal Amount	Value (Note 2)

Brewery (continued)
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 3.30% due 02/01/2023	$125,000	$128,538
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 4.70% due 02/01/2036	442,000	478,488
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 4.90% due 02/01/2046	79,000	88,190
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 1.38% due 07/15/2017	630,000	631,544

		1,770,593

Cable/Satellite TV — 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 3.58% due 07/23/2020*	284,000	292,968
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 6.38% due 10/23/2035*	136,000	155,647

		448,615

Chemicals - Diversified — 0.1%
Solvay Finance America LLC Company Guar. Notes 4.45% due 12/03/2025*	302,000	309,760

Chemicals - Specialty — 0.1%
Lubrizol Corp. Company Guar. Notes 6.50% due 10/01/2034	179,000	231,919

Coatings/Paint — 0.2%
RPM International, Inc. Senior Notes 5.25% due 06/01/2045	409,000	401,337
Valspar Corp. Senior Notes 3.95% due 01/15/2026	106,000	109,206

		510,543

Commercial Services - Finance — 0.1%
Automatic Data Processing, Inc. Senior Notes 2.25% due 09/15/2020	123,000	126,630
Equifax, Inc. Senior Notes 3.25% due 06/01/2026	79,000	79,052
Total System Services, Inc. Senior Notes 3.80% due 04/01/2021	59,000	61,197
Total System Services, Inc. Senior Notes 4.80% due 04/01/2026	46,000	48,559

		315,438

Computer Services — 0.3%
Hewlett Packard Enterprise Co. Senior Bonds 4.90% due 10/15/2025*	228,000	233,362
Hewlett Packard Enterprise Co. Senior Bonds 6.20% due 10/15/2035*	315,000	306,807
Hewlett Packard Enterprise Co. Senior Bonds 6.35% due 10/15/2045*	164,000	156,898

		697,067

44

VALIC Company I Capital Conservation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Computers — 0.6%
Apple, Inc. Senior Notes 2.85% due 05/06/2021	$259,000	$270,444
Apple, Inc. Senior Notes 2.85% due 02/23/2023	229,000	235,800
Apple, Inc. Senior Notes 4.50% due 02/23/2036	89,000	96,566
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 6.02% due 06/15/2026*	262,000	264,852
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 8.10% due 07/15/2036*	263,000	269,081
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 8.35% due 07/15/2046*	228,000	232,100

		1,368,843

Consumer Products - Misc. — 0.0%
Kimberly-Clark Corp. Senior Notes 1.85% due 03/01/2020#	87,000	88,159

Containers - Paper/Plastic — 0.1%
Amcor Finance USA, Inc. Company Guar. Notes 3.63% due 04/28/2026*	185,000	185,640
Brambles USA, Inc. Company Guar. Notes 4.13% due 10/23/2025*	97,000	102,249

		287,889

Cosmetics & Toiletries — 0.0%
Estee Lauder Cos., Inc. Senior Notes 4.38% due 06/15/2045	69,000	75,949

Data Processing/Management — 0.1%
Fidelity National Information Services, Inc. Company Guar. Notes 5.00% due 10/15/2025	100,000	111,336

Diagnostic Equipment — 0.1%
Danaher Corp. Senior Notes 3.35% due 09/15/2025	176,000	188,339
Danaher Corp. Senior Notes 4.38% due 09/15/2045	98,000	109,946

		298,285

Disposable Medical Products — 0.1%
CR Bard, Inc. Senior Notes 3.00% due 05/15/2026	151,000	150,687

Distribution/Wholesale — 0.0%
WW Grainger, Inc. Senior Notes 3.75% due 05/15/2046	106,000	105,353

Diversified Banking Institutions — 3.4%
Bank of America Corp. Senior Notes 2.60% due 01/15/2019	757,000	769,048
Bank of America Corp. Senior Notes 2.63% due 10/19/2020	143,000	143,854
Bank of America Corp. Sub. Notes 3.95% due 04/21/2025	247,000	246,569

Security Description	Principal Amount	Value (Note 2)

Diversified Banking Institutions (continued)
Bank of America Corp. Sub. Notes 4.25% due 10/22/2026	$296,000	$300,620
Bank of America Corp. Sub. Notes 6.11% due 01/29/2037	334,000	386,711
Bank of America Corp. Sub. Notes 7.25% due 10/15/2025	44,000	53,090
Citigroup, Inc. Sub. Notes 3.88% due 03/26/2025	245,000	244,948
Citigroup, Inc. Sub. Notes 4.40% due 06/10/2025	878,000	899,832
Citigroup, Inc. Sub. Notes 4.45% due 09/29/2027	211,000	214,086
Citigroup, Inc. Sub. Notes 6.00% due 10/31/2033	142,000	159,172
Goldman Sachs Group, Inc. Senior Notes 3.63% due 01/22/2023	135,000	139,938
Goldman Sachs Group, Inc. Sub. Notes 4.25% due 10/21/2025	295,000	300,645
Goldman Sachs Group, Inc. Senior Notes 4.75% due 10/21/2045	86,000	92,144
Goldman Sachs Group, Inc. Sub. Notes 5.15% due 05/22/2045	31,000	31,905
Goldman Sachs Group, Inc. Senior Notes 6.13% due 02/15/2033	261,000	320,933
Goldman Sachs Group, Inc. Sub. Notes 6.75% due 10/01/2037	575,000	699,229
JPMorgan Chase & Co. Senior Notes 2.20% due 10/22/2019	399,000	402,589
JPMorgan Chase & Co Senior Notes 2.70% due 05/18/2023	184,000	182,316
JPMorgan Chase & Co. Senior Notes 2.75% due 06/23/2020	310,000	315,839
JPMorgan Chase & Co. Sub. Notes 4.13% due 12/15/2026	274,000	283,892
JPMorgan Chase & Co. Sub. Notes 4.95% due 06/01/2045	57,000	61,086
Morgan Stanley Senior Notes 2.80% due 06/16/2020	152,000	154,396
Morgan Stanley Sub. Notes 4.10% due 05/22/2023	772,000	796,911
Morgan Stanley Senior Notes 4.75% due 03/22/2017	323,000	331,979
Morgan Stanley Sub. Notes 5.00% due 11/24/2025	348,000	377,778

		7,909,510

45

VALIC Company I Capital Conservation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Diversified Financial Services — 0.2%
USAA Capital Corp. Senior Notes 2.13% due 06/03/2019*	$359,000	$365,337

Diversified Manufacturing Operations — 0.5%
General Electric Co. Senior Notes 2.70% due 10/09/2022	262,000	270,197
General Electric Co. Senior Bonds 5.88% due 01/14/2038	78,000	102,333
Ingersoll-Rand Global Holding Co., Ltd. Company Guar. Notes 5.75% due 06/15/2043	330,000	389,861
Textron, Inc. Senior Notes 4.00% due 03/15/2026	202,000	207,081
Textron, Inc. Senior Notes 4.63% due 09/21/2016	305,000	307,670

		1,277,142

Electric - Distribution — 0.3%
Entergy Louisiana LLC 1st. Mtg. Bonds 4.95% due 01/15/2045	500,000	510,701
Oglethorpe Power Corp. 1st. Mtg. Bonds 4.25% due 04/01/2046	91,000	91,468

		602,169

Electric - Integrated — 1.5%
Arizona Public Service Co. Senior Notes 2.20% due 01/15/2020	134,000	135,759
Duke Energy Progress LLC. 1st. Mtg. Bonds 3.00% due 09/15/2021	217,000	228,623
Dominion Resources, Inc. Jr. Sub. Notes 2.96% due 07/01/2019	87,000	87,576
Dominion Resources, Inc. Senior Notes 5.25% due 08/01/2033	326,000	353,164
Entergy Arkansas, Inc. 1st. Mtg. Bonds 3.50% due 04/01/2026	65,000	69,634
Entergy Arkansas, Inc. 1st. Mtg. Bonds 4.95% due 12/15/2044	192,000	197,256
Exelon Corp. Senior Notes 3.40% due 04/15/2026	140,000	141,397
Exelon Corp. Senior Notes 4.95% due 06/15/2035	115,000	124,700
Exelon Corp. Senior Notes 5.10% due 06/15/2045	118,000	130,014
Exelon Generation Co. LLC Senior Notes 2.95% due 01/15/2020	180,000	182,906
FirstEnergy Corp. Senior Notes 7.38% due 11/15/2031	262,000	319,522
Georgia Power Co. Senior Notes 3.25% due 04/01/2026	66,000	68,549

Security Description	Principal Amount	Value (Note 2)

Electric - Integrated (continued)
Louisville Gas & Electric Co. 1st. Mtg. Bonds 4.38% due 10/01/2045	$30,000	$33,103
South Carolina Electric & Gas Co. 1st. Mtg. Bonds 5.10% due 06/01/2065	146,000	164,511
Southern California Edison Co. 1st. Mtg. Notes 1.13% due 05/01/2017	310,000	310,515
Southern Co. Senior Notes 1.30% due 08/15/2017	259,000	258,815
Southern Co. Senior Notes 4.40% due 07/01/2046	240,000	244,255
Southern Power Co. Senior Notes 4.15% due 12/01/2025	217,000	226,280
Trans-Allegheny Interstate Line Co. Senior Notes 3.85% due 06/01/2025*	137,000	142,888

		3,419,467

Electronic Components - Misc. — 0.1%
Corning, Inc. Senior Notes 1.50% due 05/08/2018	160,000	159,335

Electronic Components - Semiconductors — 0.2%
Intel Corp. Senior Notes 1.35% due 12/15/2017	249,000	249,697
Intel Corp. Senior Notes 4.10% due 05/19/2046	178,000	178,508

		428,205

Electronic Parts Distribution — 0.0%
Avnet, Inc. Senior Notes 4.63% due 04/15/2026	106,000	107,158

Enterprise Software/Service — 0.2%
Oracle Corp. Senior Notes 2.80% due 07/08/2021	406,000	421,178
Oracle Corp. Senior Notes 3.90% due 05/15/2035	82,000	83,475

		504,653

Finance - Consumer Loans — 0.1%
Synchrony Financial Senior Notes 4.25% due 08/15/2024	253,000	261,678

Finance - Credit Card — 0.3%
American Express Credit Corp. Senior Notes 2.25% due 05/05/2021	290,000	289,973
Discover Financial Services Senior Notes 3.75% due 03/04/2025	275,000	274,705
Visa, Inc. Senior Notes 4.30% due 12/14/2045	30,000	33,153

		597,831

46

VALIC Company I Capital Conservation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Finance - Investment Banker/Broker — 0.1%
Lehman Brothers Holdings, Inc. Escrow Notes 5.50% due 04/04/2016†	$89,000	$6,897
Lehman Brothers Holdings, Inc. Escrow Notes 6.75% due 12/28/2017†(3)	87,000	9
Lehman Brothers Holdings, Inc. Escrow Notes 7.50% due 05/11/2038†(3)	112,000	11
TD Ameritrade Holding Corp. Senior Notes 2.95% due 04/01/2022	176,000	180,408

		187,325

Finance - Other Services — 0.4%
National Rural Utilities Cooperative Finance Corp. Senior Notes 0.95% due 04/24/2017	134,000	133,983
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 1.10% due 01/27/2017	478,000	478,679
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 2.00% due 01/27/2020	269,000	271,068
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 2.30% due 11/01/2020	114,000	116,203

		999,933

Food - Misc./Diversified — 0.2%
Kraft Heinz Foods Co. Company Guar. Notes 4.38% due 06/01/2046*	162,000	163,903
Kraft Heinz Foods Co. Sec. Notes 4.88% due 02/15/2025*	276,000	301,485

		465,388

Gas - Distribution — 0.0%
Dominion Gas Holdings LLC Senior Notes 4.80% due 11/01/2043	109,000	114,886

Home Decoration Products — 0.1%
Newell Rubbermaid, Inc. Senior Notes 4.20% due 04/01/2026	108,000	114,444
Newell Rubbermaid, Inc. Senior Notes 5.38% due 04/01/2036	79,000	87,909

		202,353

Industrial Gases — 0.0%
Airgas, Inc. Company Guar. Notes 3.05% due 08/01/2020	84,000	85,940

Insurance - Life/Health — 0.6%
Jackson National Life Global Funding Sec. Notes 3.05% due 04/29/2026*	440,000	436,391
Pacific LifeCorp Senior Notes 6.00% due 02/10/2020*	185,000	205,312
Pricoa Global Funding I Senior Sec. Notes 1.35% due 08/18/2017*	320,000	320,307
Principal Financial Group, Inc. Company Guar. Notes 1.85% due 11/15/2017	117,000	117,250

Security Description	Principal Amount	Value (Note 2)

Insurance - Life/Health (continued)
Principal Life Global Funding II Senior Sec. Notes 3.00% due 04/18/2026*	$151,000	$150,399
Unum Group Senior Notes 5.75% due 08/15/2042	89,000	93,779

		1,323,438

Insurance - Multi-line — 0.3%
Assurant, Inc. Senior Notes 6.75% due 02/15/2034	477,000	571,847
MetLife, Inc. Senior Notes 4.60% due 05/13/2046	131,000	137,659

		709,506

Insurance - Mutual — 0.4%
Massachusetts Mutual Life Insurance Co. Sub. Notes 4.50% due 04/15/2065*	169,000	154,532
MassMutual Global Funding II Senior Sec. Notes 2.10% due 08/02/2018*	442,000	449,469
MassMutual Global Funding II Senior Sec. Notes 2.50% due 10/17/2022*	162,000	160,633
New York Life Global Funding Sec. Notes 2.10% due 01/02/2019*	187,000	190,057

		954,691

Machinery - Farming — 0.3%
John Deere Capital Corp. Senior Notes 1.13% due 06/12/2017	351,000	351,560
John Deere Capital Corp. Senior Notes 1.55% due 12/15/2017	429,000	431,856

		783,416

Medical Labs & Testing Services — 0.7%
Laboratory Corp. of America Holdings Senior Notes 3.20% due 02/01/2022	71,000	71,821
Laboratory Corp. of America Holdings Senior Notes 3.60% due 02/01/2025	229,000	233,988
Laboratory Corp. of America Holdings Senior Notes 4.70% due 02/01/2045	117,000	119,604
Quest Diagnostics, Inc. Senior Notes 3.45% due 06/01/2026	154,000	154,221
Roche Holdings, Inc. Company Guar. Notes 1.35% due 09/29/2017*	441,000	442,761
Roche Holdings, Inc. Company Guar. Notes 2.25% due 09/30/2019*	548,000	561,835

		1,584,230

Medical Products — 0.0%
Becton Dickinson and Co. Senior Notes 3.13% due 11/08/2021	56,000	57,903

47

VALIC Company I Capital Conservation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Medical - Drugs — 0.1%
Baxalta, Inc. Senior Notes 3.60% due 06/23/2022*	$216,000	$216,450

Medical - HMO — 0.2%
UnitedHealth Group, Inc. Senior Notes 1.40% due 12/15/2017	211,000	211,806
UnitedHealth Group, Inc. Senior Notes 2.13% due 03/15/2021	196,000	196,676
UnitedHealth Group, Inc. Senior Notes 3.35% due 07/15/2022	152,000	160,533

		569,015

Multimedia — 0.3%
21st Century Fox America, Inc. Company Guar. Notes 4.95% due 10/15/2045	10,000	10,889
Time Warner, Inc. Company Guar. Notes 2.95% due 07/15/2026	131,000	128,671
Time Warner, Inc. Company Guar. Notes 4.85% due 07/15/2045	125,000	131,089
Viacom, Inc. Senior Notes 4.85% due 12/15/2034	38,000	33,802
Walt Disney Co. Senior Notes 1.50% due 09/17/2018	207,000	208,876
Walt Disney Co. Senior Notes 1.65% due 01/08/2019	97,000	98,127

		611,454

Networking Products — 0.4%
Cisco Systems, Inc. Senior Notes 1.40% due 02/28/2018	255,000	256,397
Cisco Systems, Inc. Senior Notes 2.13% due 03/01/2019	528,000	539,790
Cisco Systems, Inc. Senior Notes 2.20% due 02/28/2021	218,000	220,933

		1,017,120

Oil Companies - Exploration & Production — 0.6%
Anadarko Petroleum Corp. Senior Notes 6.45% due 09/15/2036	485,000	520,694
Anadarko Petroleum Corp. Senior Notes 6.60% due 03/15/2046	94,000	104,730
Hess Corp. Senior Notes 5.60% due 02/15/2041	124,000	119,899
Hess Corp. Senior Notes 7.88% due 10/01/2029	154,000	174,523
Noble Energy, Inc. Senior Notes 3.90% due 11/15/2024#	228,000	225,123
Noble Energy, Inc. Senior Notes 5.05% due 11/15/2044	44,000	41,861

Security Description	Principal Amount	Value (Note 2)

Oil Companies - Exploration & Production (continued)
Occidental Petroleum Corp. Senior Notes 4.40% due 04/15/2046	$147,000	$153,488

		1,340,318

Oil Companies - Integrated — 0.4%
Chevron Corp. Senior Notes 1.37% due 03/02/2018	289,000	289,455
Chevron Corp. Senior Notes 1.96% due 03/03/2020	159,000	159,531
ConocoPhillips Co. Company Guar. Notes 1.50% due 05/15/2018	114,000	113,197
Exxon Mobil Corp. Senior Notes 1.31% due 03/06/2018	290,000	290,908

		853,091

Paper & Related Products — 0.6%
Domtar Corp. Company Guar. Notes 6.75% due 02/15/2044	251,000	269,888
Georgia-Pacific LLC Senior Notes 3.60% due 03/01/2025*	530,000	553,098
Georgia-Pacific LLC Senior Notes 3.73% due 07/15/2023*	368,000	386,109
Georgia-Pacific LLC Company Guar. Notes 5.40% due 11/01/2020*	256,000	285,567

		1,494,662

Pharmacy Services — 0.1%
Express Scripts Holding Co. Company Guar. Notes 4.50% due 02/25/2026	183,000	196,272

Pipelines — 0.5%
Columbia Pipeline Group, Inc. Company Guar. Notes 2.45% due 06/01/2018	59,000	58,908
Energy Transfer Partners LP Senior Notes 4.90% due 03/15/2035	176,000	145,165
Energy Transfer Partners LP Senior Notes 5.15% due 03/15/2045	103,000	87,595
Energy Transfer Partners LP Senior Notes 6.63% due 10/15/2036	371,000	357,009
Enterprise Products Operating LLC Company Guar. Notes 3.95% due 02/15/2027	116,000	119,466
Kinder Morgan Energy Partners LP Company Guar. Notes 4.70% due 11/01/2042	131,000	107,255
Kinder Morgan Energy Partners LP Company Guar. Notes 6.50% due 04/01/2020	294,000	319,344

		1,194,742

Power Converter/Supply Equipment — 0.1%
Hubbell, Inc. Senior Notes 3.35% due 03/01/2026	175,000	177,584

48

VALIC Company I Capital Conservation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Real Estate Investment Trusts — 0.4%
American Tower Corp. Senior Notes 3.38% due 10/15/2026	$155,000	$152,679
Essex Portfolio LP Company Guar. Notes 3.38% due 04/15/2026	71,000	71,575
Omega Healthcare Investors, Inc. Company Guar. Notes 4.50% due 04/01/2027	311,000	297,472
Omega Healthcare Investors, Inc. Company Guar. Notes 4.95% due 04/01/2024	239,000	243,006
Omega Healthcare Investors, Inc. Company Guar. Notes 5.25% due 01/15/2026	195,000	200,273

		965,005

Retail - Auto Parts — 0.0%
O’Reilly Automotive, Inc. Company Guar. Notes 3.55% due 03/15/2026	61,000	62,910

Retail - Building Products — 0.0%
Home Depot, Inc. Senior Notes 2.00% due 04/01/2021	109,000	109,997

Retail - Discount — 0.2%
Costco Wholesale Corp. Senior Notes 2.25% due 02/15/2022	306,000	311,084
Dollar General Corp. Company Guar. Notes 4.13% due 07/15/2017	215,000	221,390

		532,474

Retail - Drug Store — 0.5%
CVS Health Corp. Senior Notes 2.88% due 06/01/2026	232,000	230,845
CVS Pass-Through Trust Pass-Through Certs. 4.70% due 01/10/2036*	128,233	131,759
CVS Pass-Through Trust Pass-Through Certs. 5.77% due 01/10/2033*	145,806	158,298
CVS Pass-Through Trust Pass-Through Certs. 5.93% due 01/10/2034*	143,387	160,233
Walgreens Boots Alliance, Inc. Senior Notes 3.45% due 06/01/2026	322,000	321,928
Walgreens Boots Alliance, Inc. Senior Notes 4.65% due 06/01/2046	68,000	68,929

		1,071,992

Retail - Restaurants — 0.2%
McDonald’s Corp. Senior Notes 4.70% due 12/09/2035	106,000	114,093
McDonald’s Corp. Senior Notes 4.88% due 12/09/2045	149,000	165,615
Starbucks Corp. Senior Notes 2.45% due 06/15/2026	102,000	100,912

		380,620

Security Description	Principal Amount	Value (Note 2)

Savings & Loans/Thrifts — 0.8%
Astoria Financial Corp. Senior Notes 5.00% due 06/19/2017	$363,000	$372,947
First Niagara Financial Group, Inc. Senior Notes 6.75% due 03/19/2020	991,000	1,118,435
First Niagara Financial Group, Inc. Sub. Notes 7.25% due 12/15/2021	400,000	464,799

		1,956,181

Schools — 0.1%
President and Fellows of Harvard College Notes 3.62% due 10/01/2037	113,000	117,851
University of Pennsylvania Senior Notes 4.67% due 09/01/2112	180,000	192,790

		310,641

Steel Pipe & Tube — 0.1%
Valmont Industries, Inc. Company Guar. Notes 5.25% due 10/01/2054	303,000	267,068

Telephone - Integrated — 1.2%
AT&T, Inc. Senior Notes 3.00% due 06/30/2022	523,000	523,821
AT&T, Inc. Senior Notes 4.35% due 06/15/2045	277,000	260,694
AT&T, Inc. Senior Notes 4.50% due 05/15/2035	362,000	362,519
AT&T, Inc. Senior Notes 4.75% due 05/15/2046	222,000	220,487
AT&T, Inc. Senior Notes 5.80% due 02/15/2019	130,000	143,728
Verizon Communications, Inc. Senior Notes 3.00% due 11/01/2021	313,000	322,285
Verizon Communications, Inc. Senior Notes 4.40% due 11/01/2034	104,000	105,479
Verizon Communications, Inc. Senior Notes 4.67% due 03/15/2055	674,000	660,520
Verizon Communications, Inc. Senior Notes 4.86% due 08/21/2046	147,000	156,942
Verizon Communications, Inc. Senior Notes 6.40% due 09/15/2033	15,000	18,692

		2,775,167

Transport - Rail — 0.1%
Burlington Northern Santa Fe LLC Senior Notes 3.90% due 08/01/2046	100,000	100,228
Union Pacific Corp. Senior Notes 4.38% due 11/15/2065	163,000	166,583

		266,811

49

VALIC Company I Capital Conservation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Trucking/Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 3.38% due 02/01/2022*	$95,000	$94,592

Total U.S. Corporate Bonds & Notes
(cost $54,885,563)		55,788,907

FOREIGN CORPORATE BONDS & NOTES — 6.0%
Banks - Commercial — 1.9%
BPCE SA Sub. Notes 4.50% due 03/15/2025*	314,000	309,737
Credit Suisse AG Senior Notes 1.70% due 04/27/2018	414,000	414,445
Credit Suisse AG Senior Notes 3.00% due 10/29/2021	254,000	257,896
DBS Group Holdings, Ltd. Senior Notes 2.25% due 07/16/2019*	336,000	338,167
Intesa Sanpaolo SpA Sub. Notes 5.02% due 06/26/2024*	280,000	265,494
Kookmin Bank Senior Notes 1.63% due 07/14/2017*	783,000	783,409
Mizuho Bank, Ltd. Company Guar. Notes 2.15% due 10/20/2018*	215,000	216,522
Mizuho Bank, Ltd. Company Guar. Notes 2.45% due 04/16/2019*	239,000	241,897
National Bank of Canada Company Guar. Notes 1.45% due 11/07/2017	650,000	649,493
National Bank of Canada Guar. Notes 2.10% due 12/14/2018	253,000	254,937
Royal Bank of Canada Sub. Notes 4.65% due 01/27/2026	215,000	224,696
Santander Issuances SAU Company Guar. Notes 5.18% due 11/19/2025	200,000	198,838
Santander UK PLC Senior Notes 2.50% due 03/14/2019	212,000	215,540
Westpac Banking Corp. Senior Notes 2.85% due 05/13/2026	95,000	94,513

		4,465,584

Beverages - Non-alcoholic — 0.2%
Coca-Cola Femsa SAB de CV Company Guar. Notes 2.38% due 11/26/2018	410,000	414,746

Beverages - Wine/Spirits — 0.2%
Diageo Capital PLC Company Guar. Notes 5.75% due 10/23/2017	353,000	374,831

Chemicals - Plastics — 0.1%
Mexichem SAB de CV Company Guar. Notes 5.88% due 09/17/2044*	219,000	197,921

Consumer Products - Misc. — 0.1%
Kimberly-Clark de Mexico SAB de CV Senior Notes 3.25% due 03/12/2025*	259,000	255,037

Security Description	Principal Amount	Value (Note 2)

Diversified Banking Institutions — 1.0%
BNP Paribas SA Sub. Notes 4.38% due 05/12/2026*	$200,000	$201,746
Credit Suisse Group Funding Guernsey, Ltd Company Guar. Notes 4.55% due 04/17/2026*	274,000	281,997
Deutsche Bank AG Senior Notes 3.38% due 05/12/2021	406,000	403,110
Deutsche Bank AG Sub. Notes 4.50% due 04/01/2025#	381,000	353,991
HSBC Holdings PLC Senior Notes 3.40% due 03/08/2021	203,000	207,845
Lloyds Banking Group PLC Sub. Notes 4.58% due 12/10/2025*	262,000	263,172
Mitsubishi UFJ Financial Group, Inc. Senior Notes 2.95% due 03/01/2021	352,000	360,310
UBS Group Funding Jersey, Ltd. Company Guar. Notes 4.13% due 09/24/2025*	202,000	207,298

		2,279,469

Diversified Financial Services — 0.1%
GE Capital International Funding Co. Company Guar. Notes 4.42% due 11/15/2035*	249,000	270,887

Diversified Manufacturing Operations — 0.0%
Ingersoll-Rand Luxembourg Finance SA Company Guar. Notes 4.65% due 11/01/2044	98,000	100,750

Electric - Generation — 0.5%
Electricite de France SA Senior Notes 2.35% due 10/13/2020*	677,000	683,380
Electricite de France SA Senior Notes 3.63% due 10/13/2025*	124,000	126,513
Electricite de France SA Senior Notes 4.95% due 10/13/2045*	285,000	304,840
Electricite de France SA Senior Notes 6.00% due 01/22/2114*	122,000	125,541

		1,240,274

Electronic Components - Misc. — 0.0%
Flextronics International, Ltd. Company Guar. Notes 4.75% due 06/15/2025	79,000	79,296

Gold Mining — 0.0%
Goldcorp, Inc. Senior Notes 5.45% due 06/09/2044	111,000	104,853

Insurance - Multi-line — 0.2%
XLIT, Ltd. Company Guar. Notes 4.45% due 03/31/2025	135,000	133,713
XLIT, Ltd. Company Guar. Notes 5.50% due 03/31/2045	304,000	294,098

		427,811

50

VALIC Company I Capital Conservation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Medical - Drugs — 0.2%
Takeda Pharmaceutical Co., Ltd. Senior Notes 1.63% due 03/17/2017*	$404,000	$405,113

Medical - Generic Drugs — 0.2%
Actavis Funding SCS Company Guar. Notes 3.00% due 03/12/2020	269,000	273,011
Perrigo Finance Unlimited Co. Company Guar. Notes 3.50% due 12/15/2021	237,000	239,837

		512,848

Oil Companies - Integrated — 0.9%
BP Capital Markets PLC Company Guar. Notes 1.38% due 11/06/2017	475,000	474,599
BP Capital Markets PLC Company Guar. Notes 1.68% due 05/03/2019	164,000	163,925
BP Capital Markets PLC Company Guar. Notes 3.12% due 05/04/2026	132,000	131,819
BP Capital Markets PLC Company Guar. Notes 3.25% due 05/06/2022	201,000	207,066
Petroleos Mexicanos Company Guar. Notes 5.50% due 06/27/2044	22,000	18,374
Shell International Finance BV Company Guar. Notes 1.25% due 11/10/2017	196,000	195,933
Shell International Finance BV Company Guar. Notes 2.13% due 05/11/2020	216,000	216,952
Shell International Finance BV Company Guar. Notes 2.25% due 11/10/2020	227,000	228,912
Shell International Finance BV Company Guar. Notes 2.88% due 05/10/2026	261,000	258,133
Shell International Finance BV Company Guar. Notes 4.00% due 05/10/2046	266,000	258,936

		2,154,649

SupraNational Banks — 0.2%
Black Sea Trade & Development Bank Senior Notes 4.88% due 05/06/2021*	201,000	207,030
North American Development Bank Senior Notes 2.30% due 10/10/2018	257,000	261,937

		468,967

Telephone - Integrated — 0.1%
Telecom Italia Capital SA Company Guar. Notes 7.72% due 06/04/2038	275,000	286,000

Transport - Rail — 0.1%
Canadian Pacific Railway Co. Senior Notes 6.13% due 09/15/2115	152,000	180,861

Total Foreign Corporate Bonds & Notes
(cost $14,150,772)		14,219,897

Security Description	Principal Amount	Value (Note 2)

MUNICIPAL BONDS & NOTES — 0.4%
Ohio State University Revenue Bonds Series A 4.80% due 06/01/2111	$241,000	$261,326
Port Authority of New York & New Jersey Revenue Bonds Series 168 4.93% due 10/01/2051	216,000	259,479
Port Authority of New York & New Jersey Revenue Bonds Series 174 4.46% due 10/01/2062	335,000	373,019

Total Municipal Bonds & Notes
(cost $789,578)		893,824

U.S. GOVERNMENT AGENCIES — 40.9%
Federal Home Loan Bank — 0.1%
5.50% due 07/15/2036	250,000	343,903

Federal Home Loan Mtg. Corp. — 14.5%
2.12% due 02/01/2037 FRS	99,526	103,500
2.50% due 01/01/2028	312,731	321,198
2.50% due 04/01/2028	795,386	816,937
2.50% due 03/01/2031	658,924	676,044
2.88% due 11/01/2037 FRS	752,026	795,727
3.00% due 08/01/2027	615,669	643,512
3.00% due 10/01/2042	685,038	706,684
3.00% due 11/01/2042	772,226	792,483
3.00% due 04/01/2043	812,773	833,715
3.00% due 05/01/2043	1,126,494	1,162,083
3.00% due 08/01/2043	829,560	850,593
3.00% due 07/01/2045	1,104,660	1,131,801
3.00% due 10/01/2045	559,550	573,298
3.50% due 11/01/2041	829,394	869,079
3.50% due 03/01/2042	262,814	275,493
3.50% due 04/01/2042	1,434,123	1,505,514
3.50% due 06/01/2042	1,938,100	2,030,414
3.50% due 08/01/2042	354,126	373,063
3.50% due 03/01/2045	2,271,733	2,377,304
3.50% due 08/01/2045	931,152	977,994
3.50% due 10/01/2045	944,491	988,220
3.50% due 11/01/2045	644,602	674,446
3.50% due 03/01/2046	1,563,270	1,635,647
4.00% due 09/01/2040	625,165	668,388
4.00% due 07/01/2044	862,916	920,153
4.00% due 10/01/2045	1,347,212	1,438,103
4.00% due 11/01/2045	1,535,686	1,639,292
4.50% due 01/01/2039	18,287	19,894
4.50% due 04/01/2044	298,592	325,030
4.50% due 09/01/2044	2,143,750	2,332,664
5.00% due 10/01/2033	1,157	1,289
5.00% due 06/01/2039	584,355	652,586
5.00% due 07/01/2040	1,037,095	1,146,339
5.00% due 11/01/2043	750,633	833,622
5.50% due 11/01/2018	24,596	25,271
5.50% due 02/01/2035	104,394	116,116
6.00% due 10/01/2033	159,578	182,223
6.00% due 03/01/2040	1,057	1,206
6.50% due 02/01/2035	6,798	7,861
6.50% due 01/01/2036	19,755	22,534
6.75% due 09/15/2029#	500,000	738,432
6.75% due 03/15/2031	250,000	373,821
7.00% due 11/01/2016	132	132
Federal Home Loan Mtg. Corp. REMIC FRS Series 3572, Class JS 6.37% due 09/15/2039(2)(4)	415,141	62,329

51

VALIC Company I Capital Conservation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Federal Home Loan Mtg. Corp. (continued)
Federal Home Loan Mtg. Corp. Structured Agency Credit Risk FRS Series 2014-DN1, Class M2 2.65% due 02/25/2024(2)	$431,000	$436,155
Series 2014-HQ2, Class M2 2.65% due 09/25/2024(2)	600,000	600,739
Series 2014-HQ3, Class M2 3.10% due 10/25/2024(2)	567,000	574,832

		34,233,760

Federal National Mtg. Assoc. — 23.9%
2.37% due 09/01/2035 FRS	610,143	636,492
2.44% due 05/01/2037 FRS	160,023	167,432
2.48% due 10/01/2035 FRS	644,948	681,994
2.50% due 04/01/2028	462,188	476,449
2.50% due 02/01/2031	798,061	819,212
2.50% due 05/01/2031	879,180	902,482
2.50% due June 15 TBA	840,000	861,394
2.58% due 11/01/2036 FRS	306,216	323,958
2.58% due 10/01/2040 FRS	167,375	177,173
2.64% due 07/01/2039 FRS	499,515	523,785
2.67% due 05/01/2040 FRS	708,894	746,557
2.67% due 10/01/2040 FRS	377,327	397,668
2.76% due 08/01/2035 FRS	360,273	381,023
3.00% due 10/01/2027	153,680	160,468
3.00% due 12/01/2027	1,032,425	1,078,326
3.00% due 01/01/2028	1,196,764	1,249,557
3.00% due 10/01/2030	804,914	839,319
3.00% due 03/01/2042	870,725	893,504
3.00% due 12/01/2042	923,314	948,902
3.00% due 02/01/2045	848,080	869,275
3.00% due 06/01/2045	902,018	927,498
3.00% due June 15 TBA	254,000	264,755
3.00% due June 30 TBA	4,634,000	4,745,869
3.50% due 08/01/2026	242,284	255,965
3.50% due 09/01/2026	69,304	73,277
3.50% due 08/01/2027	130,085	137,421
3.50% due 10/01/2028	681,775	724,563
3.50% due 12/01/2041	600,450	633,063
3.50% due 06/01/2042	394,708	413,837
3.50% due 07/01/2042	122,500	126,345
3.50% due 08/01/2042	1,801,238	1,883,383
3.50% due 08/01/2043	706,326	740,142
3.50% due 07/01/2045	669,822	702,018
3.50% due 08/01/2045	710,282	745,792
3.50% due 09/01/2045	654,672	685,466
3.50% due 10/01/2045	807,137	850,484
3.50% due 11/01/2045	486,651	510,243
3.50% due 12/01/2045	2,392,537	2,505,077
3.50% due 02/01/2046	1,053,442	1,102,993
3.50% due June 15 TBA	1,047,000	1,105,219
3.50% due June 30 TBA	1,164,000	1,218,281
4.00% due 07/01/2040	235,265	254,224
4.00% due 09/01/2040	128,432	137,485
4.00% due 10/01/2040	135,044	144,593
4.00% due 12/01/2040	1,529,899	1,638,343
4.00% due 10/01/2041	676,893	724,953
4.00% due 11/01/2041	771,990	826,800
4.00% due 01/01/2042	116,531	124,776
4.00% due 12/01/2043	806,966	875,364
4.00% due 10/01/2044	2,340,536	2,501,274
4.00% due 11/01/2044	539,494	575,859
4.00% due 02/01/2045	546,005	584,034
4.00% due June 30 TBA	2,478,000	2,645,941
4.50% due 11/01/2022	157,748	164,275
4.50% due 10/01/2024	339,535	363,362
4.50% due 06/01/2039	1,049,268	1,154,027
4.50% due 11/01/2040	263,007	286,519
4.50% due 12/01/2040	520,224	567,652

Security Description	Principal Amount	Value (Note 2)

Federal National Mtg. Assoc. (continued)
4.50% due 05/01/2041	$404,824	$441,052
4.50% due 07/01/2041	170,674	185,847
4.50% due 08/01/2044	704,379	769,064
4.50% due 10/01/2044	1,827,287	1,995,324
4.50% due 12/01/2044	339,200	368,961
4.50% due June 30 TBA	954,000	1,038,865
5.00% due 05/11/2017	500,000	519,689
5.00% due 10/01/2033	4,632	5,153
5.00% due 03/01/2034	61,263	68,244
5.00% due 05/01/2039	227,461	252,106
5.00% due 05/01/2040	165,569	184,555
5.00% due 06/01/2040	101,494	112,811
5.00% due 07/01/2040	382,100	424,829
5.00% due June 30 TBA	511,000	566,821
5.50% due 12/01/2029	109,546	122,699
5.50% due 04/01/2033	90,659	102,618
5.50% due 12/01/2033	75,621	85,574
5.50% due 07/01/2037	465,518	523,293
5.50% due 08/01/2037	303,143	341,061
5.50% due 06/01/2038	45,588	51,620
6.00% due 12/01/2016	719	723
6.00% due 11/01/2017	3,838	3,895
6.00% due 12/01/2020	15,700	16,326
6.00% due 12/01/2036	606,600	691,953
6.00% due 11/01/2038	173,323	198,008
6.00% due 06/01/2040	126,694	144,473
6.50% due 10/01/2037	46,074	53,322

		56,325,028

Government National Mtg. Assoc. — 2.3%
3.00% due 02/20/2045	880,404	912,443
3.00% due 05/20/2045	654,796	678,625
3.00% due 07/20/2045	102,347	106,071
3.00% due June 30 TBA	727,000	752,417
3.50% due 03/20/2045	678,667	716,994
3.50% due 04/20/2045	1,305,460	1,379,213
3.50% due 07/20/2045	262,778	277,719
4.00% due 07/20/2045	334,638	357,117
4.00% due 10/20/2045	197,093	210,333

		5,390,932

Tennessee Valley Authority — 0.1%
1.75% due 10/15/2018	155,000	157,517

Total U.S. Government Agencies
(cost $95,651,773)		96,451,140

U.S. GOVERNMENT TREASURIES — 22.8%
United States Treasury Bonds — 6.0%
2.75% due 11/15/2042	423,000	436,384
2.88% due 08/15/2045	142,000	149,117
3.00% due 11/15/2044	397,000	427,597
3.00% due 05/15/2045	1,500,000	1,614,843
3.00% due 11/15/2045	3,294,000	3,545,681
3.13% due 11/15/2041	1,278,000	1,419,578
3.13% due 02/15/2042	408,000	453,024
3.38% due 05/15/2044	259,000	299,641
3.63% due 02/15/2044	840,000	1,017,023
3.88% due 08/15/2040	174,000	217,962
4.25% due 05/15/2039	267,000	352,961
4.38% due 11/15/2039	934,000	1,255,354
4.50% due 02/15/2036	875,000	1,197,144
4.75% due 02/15/2037	587,000	828,197
5.00% due 05/15/2037	159,000	231,985
5.25% due 11/15/2028	404,000	549,282
8.13% due 08/15/2019	92,000	112,434

		14,108,207

52

VALIC Company I Capital Conservation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT TREASURIES (continued)
United States Treasury Notes — 16.8%
0.50% due 03/31/2017	$1,500,000	$1,497,687
0.50% due 04/30/2017	603,000	601,828
0.75% due 01/31/2018	523,000	522,162
0.75% due 02/28/2018	1,745,000	1,741,796
0.88% due 02/28/2017	600,000	600,844
0.88% due 01/15/2018	600,000	600,328
0.88% due 01/31/2018	2,033,000	2,034,191
1.13% due 02/28/2021	160,000	158,331
1.25% due 11/30/2018	7,911,000	7,967,864
1.38% due 07/31/2018	809,000	817,090
1.38% due 02/28/2019	510,000	515,339
1.38% due 01/31/2020	996,000	1,003,276
1.38% due 01/31/2021	250,000	250,215
1.38% due 04/30/2021	691,000	691,215
1.50% due 01/31/2022	3,444,000	3,443,597
1.63% due 08/15/2022	2,390,000	2,398,590
1.63% due 02/15/2026	863,000	845,908
1.75% due 12/31/2020	212,000	215,818
1.75% due 05/15/2023	3,000,000	3,020,976
2.00% due 07/31/2022	118,000	120,987
2.00% due 02/15/2025	1,900,000	1,931,468
2.00% due 08/15/2025	107,000	108,580
2.25% due 11/15/2024	2,220,000	2,302,990
2.50% due 05/15/2024	4,538,000	4,800,174
3.13% due 05/15/2019	11,000	11,673
3.63% due 08/15/2019	27,000	29,191
4.00% due 08/15/2018	1,403,000	1,500,442

		39,732,560

Total U.S. Government Treasuries
(cost $52,101,944)		53,840,767

FOREIGN GOVERNMENT OBLIGATIONS — 0.7%
Electric-Distribution — 0.1%
Hydro-Quebec Government Guar. Notes 1.38% due 06/19/2017	298,000	298,960

Sovereign — 0.6%
Province of Quebec Canada Bonds 2.50% due 04/20/2026	340,000	339,817
United Mexican States Senior Notes 3.50% due 01/21/2021#	423,000	440,554
United Mexican States Senior Notes 3.60% due 01/30/2025	240,000	242,100
United Mexican States Senior Bonds 4.75% due 03/08/2044	319,000	316,608

		1,339,079

Total Foreign Government Obligations
(cost $1,586,617)		1,638,039

PREFERRED SECURITIES — 0.2%
Electric - Distribution — 0.1%
Entergy Louisiana LLC 4.70%#	7,100	177,784

Telecom Services — 0.1%
Qwest Corp. 6.13%	13,750	344,575

Total Preferred Securities
(cost $521,212)		522,359

Security Description	Principal Amount/ Shares	Value (Note 2)

PREFERRED SECURITIES/CAPITAL SECURITIES — 1.0%
Banks - Super Regional — 0.0%
Wells Fargo Capital X 5.95% due 12/01/2086	$97,000	$100,637

Diversified Banking Institutions — 0.2%
HSBC Holdings PLC VRS 6.38% due 03/30/2025(6)	209,000	210,567
JPMorgan Chase & Co. FRS Series U 6.13% due 04/30/2024(6)	295,000	307,154

		517,721

Electric - Integrated — 0.1%
Dominion Resources, Inc. FRS 5.75% due 10/01/2054	154,000	150,920

Finance - Investment Banker/Broker — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Security 0.00%†(3)	78,000	8

Finance - Other Services — 0.1%
National Rural Utilities Cooperative Finance Corp. FRS 4.75% due 04/30/2043	216,000	209,738

Insurance - Life/Health — 0.2%
Prudential Financial, Inc. FRS 4.38% due 05/15/2045	94,000	96,468
Prudential Financial, Inc. FRS 5.63% due 06/15/2043	283,000	298,225

		394,693

Insurance - Multi-line — 0.2%
MetLife, Inc. 6.40% due 12/15/2036	284,000	304,948
MetLife Capital Trust IV 7.88% due 12/15/2037*	150,000	177,825

		482,773

Pipelines — 0.0%
TransCanada Trust FRS 5.63% due 05/20/2075	118,000	105,832

Tools - Hand Held — 0.2%
Stanley Black & Decker, Inc. FRS 5.75% due 12/15/2053#	396,000	415,602

Total Preferred Securities/Capital Securities
(cost $2,346,137)		2,377,924

Total Long-Term Investment Securities
(cost $228,945,926)		232,605,658

SHORT-TERM INVESTMENT SECURITIES — 8.8%
Registered Investment Companies — 0.7%
State Street Navigator Securities Lending Prime Portfolio 0.53%(7)(8) . . . . . . .	1,645,620	1,645,620

53

VALIC Company I Capital Conservation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

Time Deposits — 8.1%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$19,195,000	$19,195,000

Total Short-Term Investment Securities
(cost $20,840,620)		20,840,620

TOTAL INVESTMENTS
(cost $249,786,546)(5)	107.4%	253,446,278
Liabilities in excess of other assets	(7.4)	(17,384,772)

NET ASSETS	100.0%	$236,061,506

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $19,418,281 representing 8.2% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
†	Non Income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	Commercial Mortgage Backed Security
(2)	Collateralized Mortgage Obligation
(3)	Illiquid security. At May 31, 2016, the aggregate value of these securities was $28 representing 0.0% of net assets.
(4)	Interest Only
(5)	See Note 5 for cost of investments on a tax basis.
(6)	Perpetual maturity — maturity date reflects the next call date.
(7)	The rate shown is the 7-day yield as of May 31, 2016.
(8)	At May 31, 2016, the Fund had loaned securities with a total value of $1,614,770. This was secured by collateral of $1,645,620, which was received in cash and subsequently invested in short-term investments currently valued at $1,645,620 as reported in the Portfolio of Investments.

REMIC—Real Estate Mortgage Investment Conduit

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement date.

FRS—Floating Rate Security

VRS—Variable Rate Security

The rates shown on FRS and VRS are the current interest rates as of May 31, 2016 and, unless noted otherwise, the dates shown are the original maturity dates.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Asset Backed Securities	$—	$6,872,801	$—	$6,872,801
U.S. Corporate Bonds & Notes	—	55,788,907	—	55,788,907
Foreign Corporate Bonds & Notes	—	14,219,897	—	14,219,897
Municipal Bonds & Notes	—	893,824	—	893,824
U.S. Government Agencies	—	96,451,140	—	96,451,140
U.S. Government Treasuries	—	53,840,767	—	53,840,767
Foreign Government Obligations	—	1,638,039	—	1,638,039
Preferred Securities	522,359	—	—	522,359
Preferred Securities/Capital Securities	—	2,377,924	—	2,377,924
Short-Term Investment Securities:
Registered Investment Companies	1,645,620	—	—	1,645,620
Time Deposits	—	19,195,000	—	19,195,000

Total Investments at Value	$2,167,979	$251,278,299	$—	$253,446,278

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

54

VALIC Company I Core Equity Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Diversified Banking Institutions	10.0%
Medical — HMO	5.4
Medical — Drugs	4.9
Banks — Super Regional	3.8
Networking Products	3.5
Computers	3.3
Retail — Building Products	3.3
Oil Companies — Exploration & Production	3.2
Oil Companies — Integrated	3.1
Medical — Biomedical/Gene	3.0
Web Portals/ISP	2.9
Electric — Integrated	2.8
Cable/Satellite TV	2.5
Applications Software	2.1
Airlines	2.1
Registered Investment Companies	2.0
Auto/Truck Parts & Equipment — Original	1.9
Retail — Drug Store	1.9
Tobacco	1.6
Chemicals — Diversified	1.6
Computer Services	1.5
Semiconductor Components — Integrated Circuits	1.5
Cruise Lines	1.4
Entertainment Software	1.4
Aerospace/Defense	1.4
Computers — Memory Devices	1.3
Medical Products	1.3
Semiconductor Equipment	1.2
Finance — Credit Card	1.2
Telephone — Integrated	1.1
Oil Refining & Marketing	1.1
Medical — Generic Drugs	1.1
Building — Residential/Commercial	1.0
Advertising Agencies	1.0
Food — Meat Products	0.9
Finance — Consumer Loans	0.8
Beverages — Non-alcoholic	0.8
Insurance — Multi-line	0.8
Commercial Services	0.8
Insurance — Property/Casualty	0.7
Medical Instruments	0.7
Electronic Components — Semiconductors	0.7
Medical Labs & Testing Services	0.7
Containers — Paper/Plastic	0.7
Repurchase Agreements	0.6
Electronics — Military	0.6
Insurance — Life/Health	0.6
Retail — Apparel/Shoe	0.5
Oil — Field Services	0.5
Independent Power Producers	0.5
Rubber — Tires	0.5
Retail — Vitamins & Nutrition Supplements	0.5
E-Services/Consulting	0.4
Metal — Diversified	0.4
Internet Content — Entertainment	0.4
Building & Construction Products — Misc.	0.4
Office Supplies & Forms	0.4
Finance — Other Services	0.4
Transport — Rail	0.4
Home Decoration Products	0.4
Real Estate Investment Trusts	0.3
Engineering/R&D Services	0.3
E-Commerce/Services	0.3
Brewery	0.3
Broadcast Services/Program	0.3
Food — Retail	0.3
Electronic Components — Misc.	0.3
Banks — Commercial	0.3
Paper & Related Products	0.2

Commercial Services — Finance	0.2
Steel — Producers	0.2
Wireless Equipment	0.2
Savings & Loans/Thrifts	0.1
Data Processing/Management	0.1
Shipbuilding	0.1
Distribution/Wholesale	0.1
Instruments — Controls	0.1
Retail — Regional Department Stores	0.1
Cellular Telecom	0.1
Investment Management/Advisor Services	0.1
Aerospace/Defense — Equipment	0.1
Building — Mobile Home/Manufactured Housing	0.1
Containers — Metal/Glass	0.1

101.8%

*	Calculated as a percentage of net assets

55

VALIC Company I Core Equity Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 99.0%
Advertising Agencies — 1.0%
Interpublic Group of Cos., Inc.	14,290	$341,531
Omnicom Group, Inc.	22,310	1,859,092

		2,200,623

Aerospace/Defense — 1.4%
Boeing Co.#	4,350	548,752
Northrop Grumman Corp.	280	59,548
Raytheon Co.	19,810	2,568,763

		3,177,063

Aerospace/Defense - Equipment — 0.1%
B/E Aerospace, Inc.	3,150	150,066

Airlines — 2.1%
American Airlines Group, Inc.	8,500	271,235
Delta Air Lines, Inc.	39,000	1,694,940
Southwest Airlines Co.	57,800	2,455,344
United Continental Holdings, Inc.†	9,890	445,940

		4,867,459

Applications Software — 2.1%
Microsoft Corp.	92,060	4,879,180

Auto/Truck Parts & Equipment - Original — 1.9%
Lear Corp.	31,633	3,756,735
Magna International, Inc.	1,840	74,575
WABCO Holdings, Inc.†	5,400	582,660

		4,413,970

Banks - Commercial — 0.3%
Regions Financial Corp.	59,370	583,607

Banks - Super Regional — 3.8%
Capital One Financial Corp.	25,190	1,844,915
KeyCorp	36,100	462,802
SunTrust Banks, Inc.	44,763	1,961,515
US Bancorp	87,085	3,728,980
Wells Fargo & Co.	14,005	710,334

		8,708,546

Beverages - Non-alcoholic — 0.8%
Dr Pepper Snapple Group, Inc.	20,200	1,846,280

Brewery — 0.3%
Molson Coors Brewing Co., Class B	7,400	733,932

Broadcast Services/Program — 0.3%
Scripps Networks Interactive, Inc., Class A#	10,110	650,477

Building & Construction Products - Misc. — 0.4%
Owens Corning	19,200	980,544

Building - Mobile Home/Manufactured Housing — 0.1%
Thor Industries, Inc.	2,200	143,000

Building - Residential/Commercial — 1.0%
D.R. Horton, Inc.	34,790	1,063,182
Lennar Corp., Class A	14,701	669,925
NVR, Inc.†	297	514,701

		2,247,808

Cable/Satellite TV — 2.5%
Comcast Corp., Class A	91,400	5,785,620

Cellular Telecom — 0.1%
United States Cellular Corp.†	4,678	176,735

Chemicals - Diversified — 1.6%
Akzo Nobel NV ADR#	8,938	201,954
Dow Chemical Co.	14,576	748,623

Security Description	Shares	Value (Note 2)

Chemicals - Diversified (continued)
Eastman Chemical Co.	19,290	$1,415,115
PPG Industries, Inc.	11,960	1,287,853

		3,653,545

Chemicals - Specialty — 0.0%
Ashland, Inc.	880	99,757

Commercial Services — 0.8%
Nielsen Holdings PLC	32,220	1,720,226

Commercial Services - Finance — 0.2%
Total System Services, Inc.	7,773	417,410

Computer Services — 1.5%
Amdocs, Ltd.	22,188	1,286,682
Cognizant Technology Solutions Corp., Class A†	36,900	2,267,136

		3,553,818

Computers — 3.3%
Apple, Inc.	75,890	7,578,375

Computers - Memory Devices — 1.3%
Brocade Communications Systems, Inc.	61,189	554,372
EMC Corp.	71,620	2,001,779
Western Digital Corp.	9,950	463,073

		3,019,224

Containers - Metal/Glass — 0.1%
Crown Holdings, Inc.†	2,630	137,207

Containers - Paper/Plastic — 0.7%
Bemis Co., Inc.	4,330	217,972
Packaging Corp. of America	19,905	1,358,118

		1,576,090

Cruise Lines — 1.4%
Carnival Corp.	69,073	3,297,545

Data Processing/Management — 0.1%
Dun & Bradstreet Corp.	879	111,545
Fidelity National Information Services, Inc.	980	72,785
First Data Corp., Class A†	7,660	95,980

		280,310

Distribution/Wholesale — 0.1%
Fossil Group, Inc.†#	8,000	222,960

Diversified Banking Institutions — 10.0%
Bank of America Corp.	355,444	5,257,017
Citigroup, Inc.	114,022	5,310,005
Goldman Sachs Group, Inc.	16,640	2,653,747
JPMorgan Chase & Co.	140,644	9,179,834
Morgan Stanley	18,150	496,765

		22,897,368

E-Commerce/Services — 0.3%
Priceline Group, Inc.†	600	758,598

E-Services/Consulting — 0.4%
CDW Corp.	23,950	1,019,312

Electric - Integrated — 2.8%
AES Corp.	160,460	1,779,501
Exelon Corp.	60,920	2,087,729
FirstEnergy Corp.	29,700	974,457
Public Service Enterprise Group, Inc.	36,000	1,611,000

		6,452,687

Electronic Components - Misc. — 0.3%
Flextronics International, Ltd.†	47,500	591,375

56

VALIC Company I Core Equity Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electronic Components - Semiconductors — 0.7%
Intel Corp.	22,660	$715,829
NVIDIA Corp.#	19,300	901,696

		1,617,525

Electronics - Military — 0.6%
L-3 Communications Holdings, Inc.	10,600	1,454,426

Engineering/R&D Services — 0.3%
AECOM†	13,790	442,797
EMCOR Group, Inc.	6,800	323,340

		766,137

Enterprise Software/Service — 0.0%
Oracle Corp.	860	34,572

Entertainment Software — 1.4%
Activision Blizzard, Inc.	82,190	3,226,779

Finance - Consumer Loans — 0.8%
SLM Corp.†	275,126	1,890,116

Finance - Credit Card — 1.2%
Discover Financial Services	46,470	2,639,961

Finance - Leasing Companies — 0.0%
AerCap Holdings NV†	610	23,845
Air Lease Corp.	670	20,133

		43,978

Finance - Other Services — 0.4%
Nasdaq, Inc.	13,310	878,593

Food - Meat Products — 0.7%
Tyson Foods, Inc., Class A	26,050	1,661,469

Food - Retail — 0.3%
Kroger Co.#	17,626	630,306

Home Decoration Products — 0.4%
Newell Brands, Inc.	17,690	843,636

Hotels/Motels — 0.0%
Wyndham Worldwide Corp.	100	6,739

Housewares — 0.0%
Tupperware Brands Corp.	1,350	76,383

Independent Power Producers — 0.5%
Dynegy, Inc.†	61,730	1,162,993

Instruments - Controls — 0.1%
Honeywell International, Inc.	1,815	206,601

Insurance - Life/Health — 0.6%
Lincoln National Corp.	13,747	630,300
Prudential Financial, Inc.	9,205	729,496

		1,359,796

Insurance - Multi-line — 0.8%
Genworth Financial, Inc., Class A†	71,340	263,958
Hartford Financial Services Group, Inc.	19,209	867,671
MetLife, Inc.	2,505	114,103
XL Group PLC	14,130	485,365

		1,731,097

Insurance - Property/Casualty — 0.7%
Travelers Cos., Inc.	14,680	1,675,575

Internet Content - Entertainment — 0.4%
Facebook, Inc., Class A†	8,369	994,321

Investment Management/Advisor Services — 0.1%
Ameriprise Financial, Inc.	1,620	164,705

Security Description	Shares	Value (Note 2)

Medical Instruments — 0.7%
Medtronic PLC	11,054	$889,626
St. Jude Medical, Inc.	9,440	739,718

		1,629,344

Medical Labs & Testing Services — 0.7%
Laboratory Corp. of America Holdings†	12,480	1,596,816

Medical Products — 1.3%
Baxter International, Inc.	35,740	1,542,539
Zimmer Biomet Holdings, Inc.	11,810	1,442,119

		2,984,658

Medical - Biomedical/Gene — 3.0%
Amgen, Inc.	19,360	3,057,912
Gilead Sciences, Inc.	44,556	3,879,045

		6,936,957

Medical - Drugs — 4.9%
Baxalta, Inc.	21,450	970,183
Johnson & Johnson	6,250	704,313
Merck & Co., Inc.	49,780	2,800,623
Pfizer, Inc.	197,172	6,841,868

		11,316,987

Medical - Generic Drugs — 1.1%
Teva Pharmaceutical Industries, Ltd. ADR	47,692	2,473,784

Medical - HMO — 5.4%
Aetna, Inc.	32,800	3,713,944
Centene Corp.†	29,700	1,851,795
Cigna Corp.	19,000	2,434,090
Humana, Inc.	5,400	931,554
UnitedHealth Group, Inc.	25,900	3,462,053

		12,393,436

Metal - Diversified — 0.4%
Rio Tinto PLC ADR#	35,473	994,663

Networking Products — 3.5%
Cisco Systems, Inc.	262,480	7,625,044
Telefonaktiebolaget LM Ericsson ADR	57,912	447,660

		8,072,704

Office Supplies & Forms — 0.4%
Avery Dennison Corp.	12,590	936,444

Oil Companies - Exploration & Production — 3.2%
Anadarko Petroleum Corp.	9,220	478,149
Apache Corp.#	47,650	2,722,721
Devon Energy Corp.	45,500	1,642,095
Gulfport Energy Corp.†	40,080	1,232,059
Hess Corp.	15,220	912,135
Parsley Energy, Inc., Class A†	12,160	317,011

		7,304,170

Oil Companies - Integrated — 3.1%
BP PLC ADR#	35,700	1,120,980
Chevron Corp.	14,300	1,444,300
Marathon Oil Corp.	177,424	2,318,932
Statoil ASA ADR#	30,260	476,898
Suncor Energy, Inc.#	60,310	1,667,571

		7,028,681

Oil Refining & Marketing — 1.1%
Marathon Petroleum Corp.	16,650	579,920
Valero Energy Corp.	35,530	1,943,491

		2,523,411

57

VALIC Company I Core Equity Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil - Field Services — 0.5%
Schlumberger, Ltd.	6,230	$475,349
Superior Energy Services, Inc.	40,565	699,341

		1,174,690

Paper & Related Products — 0.2%
Domtar Corp.	13,981	540,226

Real Estate Investment Trusts — 0.3%
Brixmor Property Group, Inc.	7,720	194,930
Starwood Property Trust, Inc.	28,340	584,371

		779,301

Retail - Apparel/Shoe — 0.5%
Ross Stores, Inc.	22,688	1,211,539

Retail - Building Products — 3.3%
Home Depot, Inc.	27,900	3,686,148
Lowe’s Cos., Inc.	48,300	3,870,279

		7,556,427

Retail - Discount — 0.0%
Dollar General Corp.	360	32,364

Retail - Drug Store — 1.9%
CVS Health Corp.	44,950	4,335,428

Retail - Regional Department Stores — 0.1%
Macy’s, Inc.	5,380	178,670

Retail - Vitamins & Nutrition Supplements — 0.5%
GNC Holdings, Inc., Class A	44,090	1,148,545

Rubber - Tires — 0.5%
Goodyear Tire & Rubber Co.#	41,200	1,152,364

Savings & Loans/Thrifts — 0.1%
New York Community Bancorp, Inc.	19,660	309,448

Semiconductor Components - Integrated Circuits — 1.5%
QUALCOMM, Inc.	61,480	3,376,482

Semiconductor Equipment — 1.2%
Lam Research Corp.	30,572	2,531,667
Teradyne, Inc.	14,400	285,264

		2,816,931

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	1,770	271,536

Steel - Producers — 0.2%
Reliance Steel & Aluminum Co.	5,040	374,724

Steel - Specialty — 0.0%
Allegheny Technologies, Inc.#	3,150	38,997

Telephone - Integrated — 1.1%
Telephone & Data Systems, Inc.	38,319	1,103,204
Verizon Communications, Inc.	28,990	1,475,591

		2,578,795

Tobacco — 1.6%
Altria Group, Inc.	57,568	3,663,628

Transport - Rail — 0.4%
Norfolk Southern Corp.	10,402	874,392

Web Portals/ISP — 2.9%
Alphabet, Inc., Class A†	4,171	3,123,453
Alphabet, Inc., Class C†	4,722	3,474,070

		6,597,523

Security Description	Shares/ Principal Amount	Value (Note 2)

Wireless Equipment — 0.2%
Nokia OYJ ADR	59,530	$339,321

Total Common Stocks
(cost $191,473,853)		227,429,811

CONVERTIBLE PREFERRED SECURITIES — 0.1%
Food - Meat Products — 0.1%
Tyson Foods, Inc. 4.75% due 07/15/2017	4,272	301,304

Tools - Hand Held — 0.0%
Stanley Black & Decker, Inc. 6.25% due 11/17/2016#	530	62,646

Total Convertible Preferred Securities
(cost $266,600)		363,950

Total Long-Term Investment Securities
(cost $191,740,453)		227,793,761

SHORT-TERM INVESTMENT SECURITIES — 2.0%
Registered Investment Companies — 2.0%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2) (cost $4,515,976)	4,515,976	4,515,976

REPURCHASE AGREEMENTS — 0.7%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 05/31/2016, to be repurchased 06/01/2016 in the amount $1,528,000 collateralized by $1,545,000 of United States Treasury Notes, bearing interest at 1.75% due 04/30/2022 and having an approximate value of $1,562,381 (cost $1,528,000)	$1,528,000	1,528,000

TOTAL INVESTMENTS
(cost $197,784,429)(3)	101.8%	233,837,737
Liabilities in excess of other assets	(1.8)	(4,201,060)

NET ASSETS	100.0%	$229,636,677

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $11,061,338. This was secured by collateral of $4,515,976, which was received in cash and subsequently invested in short-term investments currently valued at $4,515,976 as reported in the Portfolio of Investments. Additional collateral of $6,902,202 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.

The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Notes/Bonds	0.63% to 4.75%	01/31/2017 to 08/15/2024	$6,902,202

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	See Note 5 for cost of investments on a tax basis.

ADR—American Depository Receipt

58

VALIC Company I Core Equity Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of May 31, 2016	Unrealized Appreciation (Depreciation)
6	Long	S&P 500 E-Mini Index	June 2016	$593,851	$628,470	$34,619

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$227,429,811	$—	$—	$227,429,811
Convertible Preferred Securities	363,950	—	—	363,950
Short-Term Investment Securities	4,515,976	—	—	4,515,976
Repurchase Agreements	—	1,528,000	—	1,528,000

Total Investments at Value	$232,309,737	$1,528,000	$—	$233,837,737

Other Financial Instruments:†
Futures Contracts	$34,619	$—	$—	$34,619

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

59

VALIC Company I Dividend Value Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Medical — Drugs	7.8%
Oil Companies — Integrated	6.2
Diversified Banking Institutions	6.1
Diversified Manufacturing Operations	5.0
Chemicals — Diversified	4.0
Banks — Super Regional	3.9
Tobacco	3.8
Retail — Apparel/Shoe	3.5
Registered Investment Companies	3.2
Retail — Discount	2.9
Electric — Integrated	2.9
Aerospace/Defense	2.5
Cosmetics & Toiletries	2.5
Medical — HMO	2.3
Telephone — Integrated	2.3
Oil Companies — Exploration & Production	2.3
Electronic Components — Semiconductors	2.2
Time Deposits	2.0
Retail — Restaurants	1.9
Computers — Memory Devices	1.7
Computers	1.6
Engines — Internal Combustion	1.5
Oil & Gas Drilling	1.4
Advertising Agencies	1.4
Electric Products — Misc.	1.4
Computer Services	1.4
Insurance — Multi-line	1.4
Data Processing/Management	1.4
Machinery — Construction & Mining	1.3
Retail — Building Products	1.3
Applications Software	1.2
Multimedia	1.2
Insurance — Life/Health	1.1
Retail — Regional Department Stores	1.1
Enterprise Software/Service	0.9
Cable/Satellite TV	0.9
Instruments — Controls	0.9
Retail — Office Supplies	0.9
Retail — Computer Equipment	0.8
Food — Retail	0.8
Beverages — Non-alcoholic	0.7
Semiconductor Components — Integrated Circuits	0.7
Medical Labs & Testing Services	0.6
Insurance — Property/Casualty	0.6
Transport — Services	0.6
Finance — Other Services	0.5
Internet Security	0.5
Wireless Equipment	0.5
Beverages — Wine/Spirits	0.4
Medical Products	0.4
Oil Refining & Marketing	0.4
Investment Management/Advisor Services	0.4
Food — Misc./Diversified	0.3
Transport — Rail	0.3
Commercial Services	0.3
Water	0.3
Paper & Related Products	0.3
Oil — Field Services	0.3
Real Estate Investment Trusts	0.3
Cellular Telecom	0.2
Repurchase Agreements	0.2
Pipelines	0.2
Finance — Credit Card	0.2
Telecom Services	0.2
Industrial Gases	0.2
Industrial Automated/Robotic	0.2

Aerospace/Defense — Equipment	0.1
Insurance Brokers	0.1

102.9%

*	Calculated as a percentage of net assets

60

VALIC Company I Dividend Value Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 97.5%
Advertising Agencies — 1.4%
Omnicom Group, Inc.	101,754	$8,479,161

Aerospace/Defense — 2.5%
Lockheed Martin Corp.	17,700	4,181,271
Northrop Grumman Corp.	23,505	4,998,808
Raytheon Co.	43,595	5,652,964

		14,833,043

Aerospace/Defense - Equipment — 0.1%
United Technologies Corp.	7,290	733,228

Applications Software — 1.2%
Microsoft Corp.	135,765	7,195,545

Banks - Super Regional — 3.9%
SunTrust Banks, Inc.	143,363	6,282,166
US Bancorp	126,740	5,427,007
Wells Fargo & Co.	216,465	10,979,105

		22,688,278

Beverages - Non-alcoholic — 0.7%
Coca-Cola Co.	98,295	4,383,957

Beverages - Wine/Spirits — 0.4%
Diageo PLC	91,135	2,468,973

Cable/Satellite TV — 0.9%
Comcast Corp., Class A	85,615	5,419,430

Cellular Telecom — 0.2%
SK Telecom Co., Ltd. ADR#	68,180	1,420,189

Chemicals - Diversified — 4.0%
Dow Chemical Co.	233,568	11,996,053
E.I. du Pont de Nemours & Co.	73,230	4,789,974
LyondellBasell Industries NV, Class A	83,316	6,778,590

		23,564,617

Commercial Services — 0.3%
Nielsen Holdings PLC	35,170	1,877,726

Computer Services — 1.4%
International Business Machines Corp.	54,535	8,384,211

Computers — 1.6%
HP, Inc.	615,337	8,233,209
Lenovo Group, Ltd.	1,966,000	1,204,280

		9,437,489

Computers - Memory Devices — 1.7%
Western Digital Corp.	208,427	9,700,193

Cosmetics & Toiletries — 2.5%
Procter & Gamble Co.	169,725	13,754,514
Unilever NV	16,365	732,497

		14,487,011

Data Processing/Management — 1.4%
Paychex, Inc.	148,092	8,029,548

Diversified Banking Institutions — 6.1%
Bank of America Corp.	566,050	8,371,879
Citigroup, Inc.	158,610	7,386,468
Goldman Sachs Group, Inc.	17,810	2,840,339
JPMorgan Chase & Co.	198,685	12,968,170
Morgan Stanley	145,950	3,994,651

		35,561,507

Diversified Manufacturing Operations — 5.0%
3M Co.	8,935	1,503,939
Eaton Corp. PLC	141,136	8,698,212
General Electric Co.	623,793	18,857,262

		29,059,413

Security Description	Shares	Value (Note 2)

Electric Products - Misc. — 1.4%
Emerson Electric Co.	162,467	$8,451,533

Electric - Integrated — 2.9%
CMS Energy Corp.	52,780	2,207,259
Dominion Resources, Inc.	50,820	3,671,745
Exelon Corp.	53,940	1,848,524
NextEra Energy, Inc.	38,060	4,571,767
Public Service Enterprise Group, Inc.	56,460	2,526,585
WEC Energy Group, Inc.	30,820	1,853,515

		16,679,395

Electronic Components - Semiconductors — 2.2%
Intel Corp.	259,355	8,193,024
NVIDIA Corp.	30,840	1,440,845
Samsung Electronics Co., Ltd. GDR	6,289	3,433,794

		13,067,663

Engines - Internal Combustion — 1.5%
Cummins, Inc.	74,130	8,485,661

Enterprise Software/Service — 0.9%
Oracle Corp.	135,290	5,438,658

Finance - Credit Card — 0.2%
American Express Co.	15,694	1,032,037

Finance - Other Services — 0.5%
CME Group, Inc.	32,190	3,151,079

Food - Misc./Diversified — 0.3%
Mondelez International, Inc., Class A	43,665	1,942,656

Food - Retail — 0.8%
Kroger Co.	126,950	4,539,732

Industrial Automated/Robotic — 0.2%
Rockwell Automation, Inc.	8,130	943,487

Industrial Gases — 0.2%
Praxair, Inc.	9,185	1,009,064

Instruments - Controls — 0.9%
Honeywell International, Inc.	46,595	5,303,909

Insurance Brokers — 0.1%
Marsh & McLennan Cos., Inc.	6,354	419,809

Insurance - Life/Health — 1.1%
Prudential Financial, Inc.	83,955	6,653,434

Insurance - Multi-line — 1.4%
Allstate Corp.	25,310	1,708,678
MetLife, Inc.	141,310	6,436,671

		8,145,349

Insurance - Property/Casualty — 0.6%
Travelers Cos., Inc.	29,890	3,411,645

Internet Security — 0.5%
Symantec Corp.	158,758	2,756,039

Investment Management/Advisor Services — 0.4%
Invesco, Ltd.	66,921	2,101,319

Machinery - Construction & Mining — 1.3%
Caterpillar, Inc.	106,505	7,722,678

Medical Labs & Testing Services — 0.6%
Quest Diagnostics, Inc.	49,045	3,784,803

Medical Products — 0.4%
Becton Dickinson and Co.	14,450	2,405,203

Medical - Drugs — 7.8%
AstraZeneca PLC	65,460	3,818,905
Bristol-Myers Squibb Co.	12,229	876,819

61

VALIC Company I Dividend Value Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Medical - Drugs (continued)
Johnson & Johnson	50,305	$5,668,871
Merck & Co., Inc.	265,239	14,922,346
Pfizer, Inc.	583,722	20,255,154

		45,542,095

Medical - HMO — 2.3%
Aetna, Inc.	38,910	4,405,779
Anthem, Inc.	38,427	5,078,513
UnitedHealth Group, Inc.	31,873	4,260,464

		13,744,756

Multimedia — 1.2%
Viacom, Inc., Class B	155,764	6,911,249

Oil & Gas Drilling — 1.4%
Helmerich & Payne, Inc.#	138,709	8,482,055

Oil Companies - Exploration & Production — 2.3%
Anadarko Petroleum Corp.	17,500	907,550
ConocoPhillips	25,000	1,094,750
Hess Corp.	39,720	2,380,420
Occidental Petroleum Corp.	98,251	7,412,055
Pioneer Natural Resources Co.	10,810	1,733,059

		13,527,834

Oil Companies - Integrated — 6.2%
Chevron Corp.	132,591	13,391,691
Exxon Mobil Corp.	183,865	16,367,662
Marathon Oil Corp.	73,915	966,069
Suncor Energy, Inc.	38,289	1,058,691
TOTAL SA ADR	98,922	4,799,696

		36,583,809

Oil Refining & Marketing — 0.4%
Marathon Petroleum Corp.	60,580	2,110,001

Oil - Field Services — 0.3%
Schlumberger, Ltd.	20,205	1,541,642

Paper & Related Products — 0.3%
International Paper Co.	38,620	1,628,219

Pipelines — 0.2%
Spectra Energy Corp.	41,750	1,330,155

Real Estate Investment Trusts — 0.3%
Weyerhaeuser Co.	47,750	1,504,125

Retail - Apparel/Shoe — 3.5%
Coach, Inc.	248,387	9,791,416
Gap, Inc.#	400,489	7,204,797
L Brands, Inc.	47,744	3,272,851

		20,269,064

Retail - Building Products — 1.3%
Home Depot, Inc.	57,120	7,546,694

Retail - Computer Equipment — 0.8%
GameStop Corp., Class A#	165,544	4,817,330

Retail - Discount — 2.9%
Dollar General Corp.	85,491	7,685,641
Wal-Mart Stores, Inc.	132,249	9,360,584

		17,046,225

Retail - Office Supplies — 0.9%
Staples, Inc.	584,558	5,144,110

Retail - Regional Department Stores — 1.1%
Kohl’s Corp.	171,942	6,196,790

Security Description	Shares/ Principal Amount	Value (Note 2)

Retail - Restaurants — 1.9%
McDonald’s Corp.	89,105	$10,876,156

Semiconductor Components - Integrated Circuits — 0.7%
QUALCOMM, Inc.	76,480	4,200,282

Telecom Services — 0.2%
BCE, Inc.	22,400	1,031,296

Telephone - Integrated — 2.3%
Verizon Communications, Inc.	269,677	13,726,559

Tobacco — 3.8%
Altria Group, Inc.	156,271	9,945,087
Philip Morris International, Inc.	104,759	10,337,618
Reynolds American, Inc.	42,619	2,118,164

		22,400,869

Transport - Rail — 0.3%
Union Pacific Corp.	22,507	1,894,864

Transport - Services — 0.6%
United Parcel Service, Inc., Class B	33,075	3,409,702

Water — 0.3%
American Water Works Co., Inc.	23,560	1,745,796

Wireless Equipment — 0.5%
Motorola Solutions, Inc.	39,430	2,731,316

Total Long-Term Investment Securities
(cost $521,665,878)		571,111,665

SHORT-TERM INVESTMENT SECURITIES — 5.2%
Registered Investment Companies — 3.2%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2)	18,507,962	18,507,962

Time Deposits — 2.0%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$11,450,000	11,450,000

Total Short-Term Investment Securities
(cost $29,957,962)		29,957,962

REPURCHASE AGREEMENTS — 0.2%
State Street Bank and Trust Co. Joint Repurchase Agreement(3) (cost $1,365,000)	1,365,000	1,365,000

TOTAL INVESTMENTS
(cost $552,988,840)(4)	102.9%	602,434,627
Liabilities in excess of other assets	(2.9)	(16,929,151)

NET ASSETS —	100.0%	$585,505,476

#	The security or a portion thereof is out on loan (see Note 2).
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $21,924,372. This was secured by collateral of $18,507,962, which was received in cash and subsequently invested in short-term investments currently valued at $18,507,962 as reported in the Portfolio of Investments. Additional collateral of $3,855,735 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Notes/Bonds	zero coupon to 3.63%	06/15/2016 to 05/15/2045	$3,855,735

62

VALIC Company I Dividend Value Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	See Note 2 for details of Joint Repurchase Agreements.
(4)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$571,111,665	$—	$—	$571,111,665
Short-Term Investment Securities:
Registered Investment Companies	18,507,962	—	—	18,507,962
Time Deposits	—	11,450,000	—	11,450,000
Repurchase Agreements	—	1,365,000	—	1,365,000

Total Investments at Value	$589,619,627	$12,815,000	$—	$602,434,627

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $5,902,767 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

See Notes to Financial Statements

63

VALIC Company I Dynamic Allocation Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Domestic Equity Investment Companies	48.4%
Domestic Fixed Income Investment Companies	19.3
United States Treasury Notes	14.3
International Equity Investment Companies	12.9
Registered Investment Companies	0.7
United States Treasury Bonds	2.1
International Fixed Income Investment Companies	0.9
Options — Purchased	0.3

98.9%

*	Calculated as a percentage of net assets

64

VALIC Company I Dynamic Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares/ Principal Amount	Value (Note 2)

AFFILIATED REGISTERED INVESTMENT COMPANIES(1)@ — 81.5%
Domestic Equity Investment Companies — 48.4%
VALIC Co. I Blue Chip Growth Fund	623,827	$9,656,837
VALIC Co. I Broad Cap Value Income Fund	730,054	10,198,859
VALIC Co. I Dividend Value Fund	540,143	6,233,249
VALIC Co. I Growth & Income Fund	224,998	4,148,954
VALIC Co. I Growth Fund	746,505	10,055,419
VALIC Co. I Large Cap Core Fund	768,483	8,276,564
VALIC Co. I Large Capital Growth Fund	664,644	8,115,300
VALIC Co. I Mid Cap Index Fund	166,352	4,137,185
VALIC Co. I Stock Index Fund	915,556	30,341,539
VALIC Co. I Value Fund	690,566	10,310,155
VALIC Co. II Capital Appreciation Fund	388,456	6,059,909
VALIC Co. II Mid Cap Growth Fund	263,613	2,143,173
VALIC Co. II Mid Cap Value Fund	104,821	2,056,580
VALIC Co. II Small Cap Growth Fund	323,525	4,131,419
VALIC Co. II Small Cap Value Fund	342,974	4,359,202

Total Domestic Equity Investment Companies
(cost $123,077,282)		120,224,344

Domestic Fixed Income Investment Companies — 19.3%
VALIC Co. I Capital Conservation Fund	1,344,999	13,382,737
VALIC Co. I Government Securities Fund	745,555	8,089,267
VALIC Co. I Inflation Protected Fund	191,028	2,057,368
VALIC Co. II Core Bond Fund	1,373,527	15,122,528
VALIC Co. II High Yield Bond Fund	412,930	2,973,093
VALIC Co. II Strategic Bond Fund	575,878	6,242,521

Total Domestic Fixed Income Investment Companies
(cost $48,147,422)		47,867,514

International Equity Investment Companies — 12.9%
VALIC Co. I Emerging Economies Fund	787,041	4,863,913
VALIC Co. I Foreign Value Fund	1,171,258	10,283,647
VALIC Co. I Global Real Estate Fund	257,813	2,067,658
VALIC Co. I International Equities Index Fund	803,631	4,998,586
VALIC Co. I International Growth Fund	852,774	9,917,764

Total International Equity Investment Companies
(cost $36,616,071)		32,131,568

International Fixed Income Investment Companies — 0.9%
VALIC Co. I International Government Bond Fund
(cost $2,2237,936)	188,171	2,150,796

Total Affiliated Registered Investment Companies
(cost $210,078,711)		202,374,222

U.S. GOVERNMENT TREASURIES — 16.4%
United States Treasury Bonds — 2.1%
6.00% due 02/15/2026	$1,630,000	2,237,876
6.25% due 08/15/2023	95,000	124,828

Security Description	Shares/ Principal Amount	Value (Note 2)

United States Treasury Bonds (continued)
6.88% due 08/15/2025	$1,080,000	$1,547,985
7.50% due 11/15/2024	490,000	713,103
7.63% due 02/15/2025	375,000	553,272

		5,177,064

United States Treasury Notes — 14.3%
1.63% due 02/15/2026	2,975,000	2,916,080
1.75% due 05/15/2023	81,100	81,667
2.00% due 02/15/2025	3,090,000	3,141,177
2.00% due 08/15/2025	3,090,000	3,135,627
2.13% due 05/15/2025	3,450,000	3,540,562
2.25% due 11/15/2024	4,200,000	4,357,009
2.25% due 11/15/2025	1,825,000	1,891,014
2.38% due 08/15/2024	4,845,000	5,075,515
2.50% due 08/15/2023	1,553,000	1,642,176
2.50% due 05/15/2024	3,427,000	3,624,988
2.75% due 11/15/2023	3,218,000	3,461,236
2.75% due 02/15/2024	2,642,000	2,843,865

		35,710,916

Total U.S. Government Treasuries
(cost $39,673,469)		40,887,980

OPTIONS-PURCHASED — 0.3%
Options-Purchased(2)
(cost $1,341,402)	76,000	749,971

Total Long-Term Investment Securities
(cost $251,093,582)		244,012,173

SHORT-TERM INVESTMENT SECURITIES — 0.7%
Registered Investment Companies — 0.7%
AllianceBernstein Government STIF Fund 0.41%(4)
(cost $1,699,053)	1,699,053	1,699,053

TOTAL INVESTMENTS
(cost $252,792,635)(3)	98.9%	245,711,226
Other assets less liabilities	1.1	2,734,841

NET ASSETS	100.0%	$248,446,067

@	The Dynamic Allocation Fund invests in various VALIC Company I or VALIC Company II Funds, some of which are not presented in this report. Additional information on the underlying funds including such funds’ prospectuses and shareholder reports are available at our website, www.valic.com.
(1)	See Note 3.

(2)	Options — Purchased

Over the Counter Put Options — Purchased
Issue	Expiration Month	Strike Price	No. of Contracts	Premiums Paid	Value at May 31, 2016	Unrealized Appreciation (Depreciation)
S&P 500 Index . . . . . . . . . . . . .	August 2016	$1,820	64,000	$1,108,402	$538,810	$(569,592)
S&P 500 Index . . . . . . . . . . . . .	September 2016	1,860	12,000	233,000	211,161	(21,839)

			76,000	$1,341,402	$749,971	$(591,431)

(3)	See Note 5 for cost of investments on a tax basis.
(4)	The rate shown is the 7-day yield as of May 31, 2016.

STIF—Short Term Investment Fund

65

VALIC Company I Dynamic Allocation Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Over the Counter Written Call Options
Issue	Expiration Month	Strike Price	No. of Contracts	Premiums Received	Value at May 31, 2016	Unrealized Appreciation (Depreciation)
S&P 500 Index . . . . . . . . . . . . .	August 2016	$2,180	64,000	$533,217	$662,409	$(129,192)
S&P 500 Index . . . . . . . . . . . . .	September 2016	2,200	12,000	139,277	147,538	(8,261)

			76,000	$672,494	$809,947	$(137,453)

Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of May 31, 2016	Unrealized Appreciation (Depreciation)
780	Long	S&P 500 E-Mini Index	June 2016	$80,715,053	$81,701,100	$986,047

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$202,374,222	$—	$—	$202,374,222
U.S. Government Treasuries	—	40,887,980	—	40,887,980
Options Purchased	—	749,971	—	749,971
Short-Term Investment Securities	1,699,053	—	—	1,699,053

Total Investments at Value	$204,073,275	$41,637,951	$—	$245,711,226

Other Financial Instruments:†
Futures Contracts	$986,047	$—	$—	$986,047

LIABILITIES:
Other Financial Instruments:†
Written Call Options	$—	$137,453	$—	$137,453

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation(depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

66

VALIC Company I Emerging Economies Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Banks — Commercial	14.1%
Electronic Components — Semiconductors	7.4
Oil Companies — Integrated	5.5
Semiconductor Components — Integrated Circuits	5.3
Cellular Telecom	4.0
Auto — Cars/Light Trucks	3.8
Electronic Components — Misc.	3.3
Oil Refining & Marketing	3.2
Registered Investment Companies	2.5
Food — Retail	2.4
Internet Application Software	2.3
Real Estate Operations & Development	2.0
Tobacco	1.8
Retail — Apparel/Shoe	1.6
Insurance — Property/Casualty	1.6
Electric — Integrated	1.6
Home Furnishings	1.5
Finance — Mortgage Loan/Banker	1.4
Rubber — Tires	1.4
Applications Software	1.3
Entertainment Software	1.3
Food — Misc./Diversified	1.3
Diversified Financial Services	1.2
Cosmetics & Toiletries	1.2
Appliances	1.2
Beverages — Non-alcoholic	1.1
Metal Processors & Fabrication	1.1
Public Thoroughfares	1.1
Oil Companies — Exploration & Production	1.0
Electric — Generation	1.0
Medical — Wholesale Drug Distribution	1.0
Airlines	0.9
Medical — Drugs	0.9
Circuit Boards	0.8
Banks — Special Purpose	0.8
Casino Hotels	0.7
Internet Content — Entertainment	0.7
Computers — Periphery Equipment	0.7
Energy — Alternate Sources	0.6
Athletic Footwear	0.6
Retail — Hypermarkets	0.6
Diversified Operations	0.6
Food — Meat Products	0.6
Food — Canned	0.6
Auto/Truck Parts & Equipment — Original	0.6
Petrochemicals	0.5
Multimedia	0.5
Metal Products — Distribution	0.5
Finance — Other Services	0.5
Photo Equipment & Supplies	0.4
Distribution/Wholesale	0.4
Time Deposits	0.4
Building — Residential/Commercial	0.4
Building — Heavy Construction	0.4
Food — Confectionery	0.4
Textile — Products	0.4
Containers — Paper/Plastic	0.4
Airport Development/Maintenance	0.3
Audio/Video Products	0.3
Optical Supplies	0.3
Housewares	0.3
Retail — Convenience Store	0.3
Retail — Drug Store	0.3
Food — Wholesale/Distribution	0.3
Diamonds/Precious Stones	0.3
Real Estate Management/Services	0.3
Medical — Generic Drugs	0.3
Telecommunication Equipment	0.3
Food — Flour & Grain	0.3

Insurance — Multi-line	0.3
Wireless Equipment	0.3
Textile — Apparel	0.3
Retail — Consumer Electronics	0.2
Metal — Iron	0.2
Power Converter/Supply Equipment	0.2
Commercial Services — Finance	0.2
Building & Construction Products — Misc.	0.2
Wire & Cable Products	0.1
Retail — Automobile	0.1
Retail — Misc./Diversified	0.1
Steel — Producers	0.1

101.3%

*	Calculated as a percentage of net assets

Country Allocation*

South Korea	19.9%
China	14.8
Taiwan	12.8
Cayman Islands	8.7
Russia	8.1
Hong Kong	6.6
Turkey	6.2
India	5.3
United States	2.9
Brazil	2.7
Thailand	2.2
South Africa	1.9
Netherlands	1.8
Poland	1.8
Hungary	1.1
United Arab Emirates	0.9
Mexico	0.9
Bermuda	0.9
Singapore	0.4
Egypt	0.4
Cyprus	0.4
Malaysia	0.3
Indonesia	0.3

101.3%

*	Calculated as a percentage of net assets

67

VALIC Company I Emerging Economies Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 98.4%
Bermuda — 0.9%
GOME Electrical Appliances Holding, Ltd.#	9,991,000	$1,195,718
Shenzhen International Holdings, Ltd.	1,219,000	1,851,070
Skyworth Digital Holdings, Ltd.	2,848,000	1,718,897

		4,765,685

Brazil — 2.7%
Banco do Brasil SA	889,270	4,053,099
Braskem SA, Class A (preference shares)	232,130	1,348,995
Cia Brasileira de Distribuicao ADR	183,950	2,049,203
EDP - Energias do Brasil SA	447,830	1,513,174
Marfrig Alimentos SA†	864,720	1,505,172
MRV Engenharia e Participacoes SA	778,510	2,124,227
Sul America SA	328,072	1,360,006

		13,953,876

Cayman Islands — 8.7%
AAC Technologies Holdings, Inc.	542,500	4,387,752
ANTA Sports Products, Ltd.#	985,000	2,142,200
Belle International Holdings, Ltd.	6,276,000	3,707,086
Casetek Holdings, Ltd.	270,000	1,026,600
China Lesso Group Holdings, Ltd.#	1,497,000	791,773
Chlitina Holding, Ltd.	306,000	1,867,198
Geely Automobile Holdings, Ltd.#	8,360,000	4,410,900
Jiangnan Group, Ltd.	4,522,000	756,504
Lee & Man Paper Manufacturing, Ltd.	2,766,000	1,840,263
NetEase, Inc. ADR	37,810	6,724,131
Shenzhou International Group Holdings, Ltd.#	260,000	1,304,893
Silicon Motion Technology Corp. ADR	96,529	4,290,714
Sino Biopharmaceutical, Ltd.	4,438,000	3,004,070
Sunny Optical Technology Group Co., Ltd.#	672,000	2,326,262
Trina Solar, Ltd. ADR†#	215,840	1,733,195
WH Group, Ltd.*	2,150,500	1,657,690
Xinyi Solar Holdings, Ltd.#	3,678,000	1,495,670
Zhen Ding Technology Holding, Ltd.	884,000	1,664,319

		45,131,220

China — 14.8%
Bank of China, Ltd.	22,479,000	9,141,156
China CITIC Bank Corp., Ltd.	9,427,000	5,544,045
China Construction Bank Corp.	20,423,000	13,114,663
China Everbright Bank Co., Ltd.	5,912,000	2,525,862
China Merchants Bank Co., Ltd.	3,086,000	6,314,371
China Railway Construction Corp., Ltd.#	1,634,000	2,039,674
China Vanke Co., Ltd.	2,164,100	5,152,122
Chongqing Rural Commercial Bank Co., Ltd.	2,637,000	1,357,398
Great Wall Motor Co., Ltd.	2,997,500	2,302,876
Guangzhou Automobile Group Co., Ltd.	3,800,000	4,347,328
Huadian Power International Corp., Ltd.	3,444,000	1,821,554
Huaneng Power International, Inc.	2,522,000	1,716,872
PICC Property & Casualty Co., Ltd.	3,280,000	5,976,875
Shanghai Pharmaceuticals Holding Co., Ltd.	713,900	1,543,419
Shenzhen Expressway Co., Ltd.	2,042,000	1,763,256
Sinopharm Group Co., Ltd.	1,085,200	5,027,468
TravelSky Technology, Ltd.	1,083,000	2,051,509
Xinjiang Goldwind Science & Technology Co., Ltd.#	649,800	1,011,817
Zhejiang Expressway Co., Ltd.	2,344,000	2,195,968
ZTE Corp.	1,096,400	1,441,973

		76,390,206

Cyprus — 0.4%
QIWI PLC ADR#	82,010	1,011,183
Ros Agro PLC GDR†*(1)	66,510	877,932

		1,889,115

Egypt — 0.4%
Commercial International Bank of Egypt SAE GDR	553,053	2,043,531

Security Description	Shares	Value (Note 2)

Hong Kong — 6.6%
China Mobile, Ltd.	1,373,000	$15,672,246
China Overseas Land & Investment, Ltd.	1,266,000	3,796,004
China Power International Development, Ltd.	3,583,000	1,507,758
CSPC Pharmaceutical Group, Ltd.	1,814,000	1,650,417
Tencent Holdings, Ltd.	526,000	11,683,248

		34,309,673

Hungary — 1.1%
MOL Hungarian Oil & Gas PLC	36,840	2,026,135
OTP Bank PLC	141,180	3,411,938

		5,438,073

India — 5.3%
Apollo Tyres, Ltd.	783,990	1,826,416
Bharat Petroleum Corp., Ltd.	323,270	4,701,432
Ceat, Ltd.	134,880	1,846,344
HCL Technologies, Ltd.	433,640	4,763,370
Hindustan Petroleum Corp., Ltd.	377,120	5,083,568
Housing Development Finance Corp., Ltd.	403,383	7,446,863
Jubilant Life Sciences, Ltd.	267,230	1,445,667

		27,113,660

Indonesia — 0.3%
Gudang Garam Tbk PT	276,200	1,399,198

Malaysia — 0.3%
AirAsia Bhd	2,870,600	1,599,026

Mexico — 0.9%
Fomento Economico Mexicano SAB de CV ADR	37,426	3,393,790
Gruma S.A.B. de CV, Class B	95,915	1,372,304

		4,766,094

Netherlands — 1.8%
Steinhoff International Holdings NV	1,342,991	7,881,273
X5 Retail Group NV GDR†	78,580	1,536,239

		9,417,512

Poland — 1.8%
Eurocash SA	120,890	1,501,775
Polski Koncern Naftowy Orlen SA	321,980	5,648,285
Polskie Gornictwo Naftowe I Gazownictwo SA#	1,640,520	2,200,617

		9,350,677

Russia — 8.1%
Alrosa PAO†	1,399,900	1,484,185
Gazprom PAO ADR	2,043,800	8,890,530
Lukoil PJSC ADR	196,140	7,545,506
Magnit PJSC†	15,650	2,194,074
Magnitogorsk Iron & Steel Works OJSC†	2,870,510	1,111,014
Moscow Exchange MICEX-RTS PJSC	1,447,580	2,376,996
Sberbank of Russia ADR	1,152,921	9,661,478
Severstal PAO GDR	60,660	633,897
Surgutneftegas OAO† (preference shares)	7,192,490	4,440,499
Tatneft PAO ADR	136,196	3,682,740

		42,020,919

Singapore — 0.4%
Jardine Cycle & Carriage, Ltd.#	90,500	2,221,262

South Africa — 1.9%
Naspers, Ltd., Class N	17,100	2,515,094
Pick n Pay Stores, Ltd.#	357,900	1,628,241
SPAR Group, Ltd.#	225,710	2,905,776
Truworths International, Ltd.	415,214	2,483,953

		9,533,064

68

VALIC Company I Emerging Economies Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
South Korea — 19.9%
Amorepacific Corp.	12,350	$4,326,334
BGF retail Co., Ltd.	8,490	1,563,647
Coway Co., Ltd.	43,177	3,731,525
Crown Confectionery Co. Ltd.#	10,412	411,046
GS Home Shopping, Inc.	4,153	642,917
GS Retail Co., Ltd.	34,920	1,549,982
Hankook Tire Co., Ltd.	73,410	3,153,710
Hyosung Corp.	25,060	2,470,675
Hyundai Marine & Fire Insurance Co., Ltd.	87,400	2,317,369
Hyundai Mobis Co., Ltd.	13,720	2,935,560
Industrial Bank of Korea	416,140	3,980,530
Kangwon Land, Inc.	105,710	3,774,090
Kia Motors Corp.	153,680	6,015,415
Korea Electric Power Corp.	126,623	6,682,822
KT&G Corp.	74,412	7,960,673
LG Display Co., Ltd.	226,640	4,906,286
LG Uplus Corp.	270,050	2,617,115
Lotte Chemical Corp.	5,550	1,322,537
NCSoft Corp.	18,304	3,693,667
Partron Co., Ltd.	149,200	1,345,779
S-Oil Corp.	30,120	2,170,925
Samsung Electronics Co., Ltd.	24,198	26,232,435
Shinhan Financial Group Co., Ltd.	113,590	3,769,495
SK Hynix, Inc.	227,950	5,489,314

		103,063,848

Taiwan — 12.8%
Advanced Semiconductor Engineering, Inc.	4,143,000	4,687,672
Catcher Technology Co., Ltd.	576,000	4,380,161
Chicony Electronics Co., Ltd.	621,797	1,498,605
Coretronic Corp.	1,058,500	952,609
Elite Material Co., Ltd.	1,192,000	2,401,362
Feng TAY Enterprise Co., Ltd.	44,150	184,790
FLEXium Interconnect, Inc.	977,000	2,507,471
Fubon Financial Holding Co., Ltd.	2,233,000	2,636,121
Grape King Bio, Ltd.	416,000	2,627,704
Innolux Corp.	6,062,000	1,797,456
Pegatron Corp.	1,660,000	3,456,160
Pou Chen Corp.	2,248,000	3,015,715
Shin Zu Shing Co., Ltd.	478,000	1,612,265
St. Shine Optical Co., Ltd.	75,000	1,630,510
Taiwan Paiho, Ltd.	697,000	1,887,163
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	927,380	22,924,834
Uni-President Enterprises Corp.	3,005,000	5,722,054
Win Semiconductors Corp.	1,065,678	2,097,862

		66,020,514

Thailand — 2.2%
Krung Thai Bank PCL	8,887,900	4,254,250
Star Petroleum Refining PCL NVDR	5,328,300	1,566,050
Thai Oil PCL	1,283,200	2,262,886
Thai Union Group PCL	5,012,500	3,100,805

		11,183,991

Turkey — 6.2%
Arcelik AS	363,580	2,415,163
BIM Birlesik Magazalar AS	187,480	3,677,075
Dogus Otomotiv Servis ve Ticaret AS	196,320	726,200
Ford Otomotiv Sanayi AS	96,950	1,148,779
TAV Havalimanlari Holding AS	355,950	1,825,508
Tekfen Holding AS	1,311,030	3,179,762
Tofas Turk Otomobil Fabrikasi AS	188,870	1,416,477
Turk Hava Yollari AO†	1,473,630	3,104,901
Turkcell Iletisim Hizmetleri AS†	661,740	2,411,952
Turkiye Halk Bankasi AS	1,311,180	3,948,508

Security Description	Shares/ Principal Amount	Value (Note 2)

Turkey (continued)
Turkiye Is Bankasi, Class C	3,377,580	$5,160,017
Turkiye Sise ve Cam Fabrikalari AS	1,346,001	1,604,933
Ulker Biskuvi Sanayi AS	211,870	1,531,556

		32,150,831

United Arab Emirates — 0.9%
Aldar Properties PJSC	2,055,470	1,471,751
Dubai Islamic Bank PJSC	1,216,160	1,688,605
Emaar Properties PJSC	887,230	1,509,675

		4,670,031

Total Common Stocks
(cost $523,986,480)		508,432,006

RIGHTS — 0.0%
United Arab Emirates — 0.0%
Dubai Islamic Bank PJSC Expires 06/20/2016 (strike price AED 3.20)† (cost $0)	304,040	153,961

Total Long-Term Investment Securities
(cost $523,986,480)		508,585,967

SHORT-TERM INVESTMENT SECURITIES — 2.9%
Registered Investment Companies — 2.5%
State Street Navigator Securities Lending Prime Portfolio(2)(3) 0.53%	12,810,661	12,810,661

Time Deposits — 0.4%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$2,180,000	2,180,000

Total Short-Term Investment Securities
(cost $14,990,661)		14,990,661

TOTAL INVESTMENTS —
(cost $538,977,141)(4)	101.3%	523,576,628
Liabilities in excess of other assets	(1.3)	(6,565,420)

NET ASSETS —	100.0%	$517,011,208

#	The security or a portion thereof is out on loan (see Note 2).
†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $2,535,622 representing 0.5% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 2.
(2)	At May 31, 2016, the Fund had loaned securities with a total value of $14,101,194. This was secured by collateral of $12,810,661, which was received in cash and subsequently invested in short-term investments currently valued at $12,810,661 as reported in the Portfolio of Investments. Additional collateral of $2,402,536 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Notes/Bonds	0.50% to 5.38%	02/28/2017 to 02/15/2044	$2,402,536

(3)	The rate shown is the 7-day yield as of May 31, 2016
(4)	See Note 5 for cost of investments on a tax basis.

ADR — American Depositary Receipt

AED — United Arab Emirates Dirham

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

69

VALIC Company I Emerging Economies Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Cyprus	$1,011,183	$877,932	$—	$1,889,115
Other Countries	506,542,891	—	—	506,542,891
Rights	153,961	—	—	153,961
Short-Term Investment Securities:
Registered Investment Companies	12,810,661	—	—	12,810,661
Time Deposits	—	2,180,000	—	2,180,000

Total Investments at Value*	$520,518,696	$3,057,932	$—	$523,576,628

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $245,153,945 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

See Notes to Financial Statements

70

VALIC Company I Foreign Value Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Registered Investment Companies	11.4%
Diversified Banking Institutions	7.4
Oil Companies — Integrated	7.4
Oil — Field Services	6.9
Medical — Drugs	5.1
Electronic Components — Semiconductors	4.5
Diversified Financial Services	4.2
U.S. Government Agencies	4.0
Auto — Cars/Light Trucks	3.2
Banks — Commercial	2.9
Energy — Alternate Sources	2.9
Insurance — Multi-line	2.4
Silver Mining	2.3
Food — Retail	2.1
Metal — Diversified	2.1
Telephone — Integrated	1.9
Medical — Generic Drugs	1.7
Rubber — Tires	1.7
Oil & Gas Drilling	1.7
Cellular Telecom	1.5
Gold Mining	1.4
Diversified Manufacturing Operations	1.4
Insurance — Life/Health	1.4
Insurance — Reinsurance	1.4
Import/Export	1.3
Aerospace/Defense	1.2
Auto/Truck Parts & Equipment — Original	1.2
Retail — Major Department Stores	1.2
Machinery — Electrical	1.2
Finance — Investment Banker/Broker	1.1
Finance — Other Services	1.1
Diagnostic Kits	1.1
Telecom Services	1.0
Chemicals — Other	1.0
Engineering/R&D Services	0.9
Medical — Biomedical/Gene	0.9
Building & Construction Products — Misc.	0.8
Electric — Integrated	0.8
Chemicals — Diversified	0.8
Containers — Metal/Glass	0.8
Building & Construction — Misc.	0.8
Retail — Drug Store	0.8
Steel Pipe & Tube	0.7
Oil Companies — Exploration & Production	0.7
Medical — Wholesale Drug Distribution	0.7
Web Portals/ISP	0.7
Retail — Building Products	0.6
Medical Instruments	0.6
Airlines	0.6
Office Automation & Equipment	0.6
Platinum	0.6
Investment Management/Advisor Services	0.6
Building — Heavy Construction	0.5
Appliances	0.5
Motorcycle/Motor Scooter	0.5
Finance — Mortgage Loan/Banker	0.4
Non — Ferrous Metals	0.4
Diamonds/Precious Stones	0.4
Photo Equipment & Supplies	0.4
Computers	0.4
Rubber/Plastic Products	0.2
Retail — Misc./Diversified	0.1

111.1%

Country Allocation*

United States	18.0%
United Kingdom	14.2
South Korea	12.3
France	9.3
Canada	7.8
Germany	7.2
Japan	6.4
Switzerland	5.2
Cayman Islands	4.7
Netherlands	4.2
China	3.5
Jersey	3.1
Italy	2.0
Australia	1.7
Israel	1.7
Luxembourg	1.3
Bermuda	1.2
Hong Kong	1.1
India	1.1
Thailand	1.0
Singapore	0.7
Brazil	0.6
Sweden	0.6
Belgium	0.6
Spain	0.5
Mexico	0.4
Taiwan	0.4
Russia	0.3

111.1%

*	Calculated as a percentage of net assets

71

VALIC Company I Foreign Value Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 95.7%
Australia — 1.7%
Origin Energy, Ltd.	1,566,595	$6,465,186
WorleyParsons, Ltd.#	1,571,784	7,531,727

		13,996,913

Belgium — 0.6%
UCB SA	66,370	4,796,337

Bermuda — 1.2%
Haier Electronics Group Co., Ltd.	2,342,000	3,785,416
Kunlun Energy Co., Ltd.#	3,448,000	2,813,154
Petra Diamonds, Ltd.	1,821,150	3,059,688

		9,658,258

Brazil — 0.6%
BM&FBovespa SA	1,168,400	5,147,479

Canada — 7.8%
Barrick Gold Corp.	709,560	11,899,321
Cenovus Energy, Inc.	518,100	7,810,910
Ensign Energy Services, Inc.	718,600	3,934,532
HudBay Minerals, Inc.#	1,031,800	3,997,060
Precision Drilling Corp.#	2,069,000	9,734,800
Silver Wheaton Corp.#	1,000,399	18,652,347
Suncor Energy, Inc.#	284,900	7,869,049

		63,898,019

Cayman Islands — 4.7%
Baidu, Inc. ADR†	30,450	5,436,543
GCL-Poly Energy Holdings, Ltd.#	97,335,000	13,903,658
Kingboard Chemical Holdings, Ltd.	4,044,500	8,306,820
Springland International Holdings, Ltd.#	8,282,900	1,097,885
Trina Solar, Ltd. ADR†#	1,219,582	9,793,243

		38,538,149

China — 3.5%
China Life Insurance Co., Ltd.	1,580,000	3,533,816
China Telecom Corp., Ltd.	17,829,823	8,283,069
Shanghai Pharmaceuticals Holding Co., Ltd.	2,852,500	6,166,972
Sinopec Engineering Group Co., Ltd.	5,880,000	5,137,883
Sinopharm Group Co., Ltd.	1,218,800	5,646,405

		28,768,145

France — 9.3%
AXA SA	441,932	11,102,942
BNP Paribas SA#	321,980	17,828,368
Cie de Saint-Gobain#	150,390	6,713,339
Cie Generale des Etablissements Michelin#	109,590	11,137,574
Sanofi	129,420	10,611,301
Societe Generale SA#	100,703	4,144,627
Technip SA	101,310	5,561,169
TOTAL SA#	179,620	8,728,634

		75,827,954

Germany — 7.2%
Bayer AG	78,400	7,469,657
Deutsche Boerse AG	44,000	3,855,333
Deutsche Lufthansa AG#	359,760	5,041,616
Gerresheimer AG	78,750	6,268,421
Merck KGaA	77,902	7,796,658
METRO AG	173,577	5,703,144
MorphoSys AG†#	81,370	4,563,032
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	35,060	6,586,757
Siemens AG	107,655	11,593,735

		58,878,353

Hong Kong — 1.1%
China Mobile, Ltd.	782,500	8,931,924

India — 1.1%
Hero MotoCorp, Ltd.	81,301	3,754,877
Jain Irrigation Systems, Ltd.	1,609,577	1,540,563
LIC Housing Finance, Ltd.	516,974	3,615,015

		8,910,455

Security Description	Shares	Value (Note 2)

Israel — 1.7%
Teva Pharmaceutical Industries, Ltd. ADR	269,170	$13,961,848

Italy — 2.0%
Eni SpA	524,979	8,019,940
UniCredit SpA	2,673,892	8,556,407

		16,576,347

Japan — 6.4%
Canon, Inc.	169,000	4,902,045
ITOCHU Corp.	360,900	4,535,082
Konica Minolta, Inc.	335,900	2,899,900
Nissan Motor Co., Ltd.	1,604,000	16,295,661
SoftBank Group Corp.	274,800	15,455,406
Sumitomo Rubber Industries, Ltd.	190,500	2,804,127
Toyota Motor Corp.	109,200	5,702,837

		52,595,058

Jersey — 3.1%
Glencore PLC	6,914,920	13,129,957
Petrofac, Ltd.#	1,071,650	12,075,524

		25,205,481

Luxembourg — 1.3%
Subsea 7 SA†#	546,769	4,856,189
Tenaris SA#	455,229	6,032,542

		10,888,731

Mexico — 0.4%
Industrias Penoles SAB de CV	219,730	3,510,704

Netherlands — 4.2%
Aegon NV#	1,708,953	8,784,778
ING Groep NV CVA	317,664	3,956,861
QIAGEN NV†	411,070	8,813,658
SBM Offshore NV#	1,083,110	12,798,402

		34,353,699

Norway — 0.0%
Telenor ASA	7,598	126,609

Russia — 0.3%
Lukoil PJSC ADR (OTC)	43,008	1,654,518
Lukoil PJSC ADR (LSE)	13,510	516,757

		2,171,275

Singapore — 0.7%
United Overseas Bank, Ltd.	436,300	5,772,555

South Korea — 12.3%
Hana Financial Group, Inc.	763,978	16,570,592
Hyundai Mobis Co., Ltd.	45,365	9,706,389
Hyundai Motor Co.	34,432	4,030,260
KB Financial Group, Inc.	622,023	17,797,436
KIWOOM Securities Co., Ltd.	68,423	4,214,003
Korea Investment Holdings Co., Ltd.	130,228	4,878,906
Posco Daewoo Corp.	327,925	6,493,564
Samsung Electronics Co., Ltd.	34,003	36,861,786

		100,552,936

Spain — 0.5%
Tecnicas Reunidas SA#	124,175	3,905,187
Telefonica SA ADR	859	8,959

		3,914,146

Sweden — 0.6%
Getinge AB, Class B	239,574	5,112,383

Switzerland — 5.2%
ABB, Ltd.	450,370	9,369,871
Basilea Pharmaceutica†#	33,210	2,631,074
Credit Suisse Group AG	721,105	9,880,735
GAM Holding AG	186,050	2,339,663
Roche Holding AG	44,840	11,769,372
Swiss Re AG	53,270	4,785,725
UBS Group AG	128,400	1,984,129

		42,760,569

72

VALIC Company I Foreign Value Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)
Taiwan — 0.4%
Quanta Computer, Inc.	1,623,000	$2,886,439

Thailand — 1.0%
Bangkok Bank PCL NVDR	1,195,200	5,469,984
PTT Exploration & Production PCL	1,440,300	3,134,593

		8,604,577

United Kingdom — 14.2%
Aberdeen Asset Management PLC#	614,400	2,483,616
Aviva PLC	1,227,958	7,999,750
BAE Systems PLC	1,415,310	9,913,141
Barclays PLC	3,189,110	8,424,958
BP PLC	2,511,582	12,995,501
BP PLC ADR#	180	5,652
Carillion PLC#	1,538,340	6,178,394
HSBC Holdings PLC	1,681,260	10,837,201
Johnson Matthey PLC	154,621	6,458,582
Kingfisher PLC	986,565	5,246,888
Marks & Spencer Group PLC	1,753,350	9,642,344
Royal Dutch Shell PLC, Class B	515,575	12,399,500
Standard Chartered PLC	1,137,028	8,716,587
Tesco PLC†	4,895,470	11,706,172
Vodafone Group PLC	957,821	3,202,489

		116,210,775

United States — 2.6%
Halliburton Co.	382,390	16,129,210
Stillwater Mining Co.†	479,440	4,851,933

		20,981,143

Total Long-Term Investment Securities
(cost $868,342,399)		783,537,261

SHORT-TERM INVESTMENT SECURITIES — 15.4%
Registered Investment Companies — 11.4%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2)	$93,133,001	93,133,001

Time Deposits — 0.0%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	110,000	110,000

U.S. Government Agencies — 4.0%
Federal Home Loan Mtg. Corp. Disc. Notes 0.20% due 06/01/2016	33,200,000	33,200,000

Total Short-Term Investment Securities
(cost $126,443,001)		126,443,001

Security Description	Principal Amount	Value (Note 2)

TOTAL INVESTMENTS
(cost $994,785,400)(3)	111.1%	$909,980,262
Liabilities in excess of other assets	(11.1)	(90,986,943)

NET ASSETS	100.0%	$818,993,319

#	The security or a portion thereof is out on loan (see Note 2).
†	Non-income producing security
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $103,691,787. This was secured by collateral of $93,133,001, which was received in cash and subsequently invested in short-term investments currently valued at $93,133,001 as reported in the Portfolio of Investments. Additional collateral of $17,226,297 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.

The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
Federal Home Loan Mtg. Corp.	3.00% to 3.50%	05/01/2032 to 12/01/2041	$248,882
Federal National Mtg. Assoc.	2.50% to 4.32%	01/25/2032 to 10/01/2041	781,009
United States Treasury Bills	0.00%	06/16/2016 to 09/08/2016	2,145,070
United States Treasury Notes/Bonds	zero coupon to 5.38%	06/30/2016 to 08/15/2045	14,051,336

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

CVA—Certification Van Aandelen (Dutch Cert.)

LSE—London Stock Exchange

NVDR—Non-Voting Depositary Receipt

OTC—Over The Counter US

PJSC—Public Joint Stock Company

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$783,537,261	$—	$—	$783,537,261
Short-Term Investment Securities:
Registered Investment Companies	93,133,001	—	—	93,133,001
Time Deposits	—	110,000	—	110,000
U.S. Government Agencies	—	33,200,000	—	33,200,000

Total Investments at Value	$876,670,262	$33,310,000	$—	$909,980,262

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $608,036,239 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

See Notes to Financial Statements

73

VALIC Company I Global Real Estate Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Real Estate Investment Trusts	71.3%
Real Estate Operations & Development	13.0
Real Estate Management/Services	9.9
Registered Investment Companies	2.6
Hotels/Motels	1.7
Time Deposits	1.1
Building — Residential/Commercial	1.0
Retirement/Aged Care	0.6

101.2%

Country Allocation*
United States	49.6%
Japan	13.5
France	6.5
Australia	6.2
United Kingdom	5.2
Hong Kong	2.9
Germany	2.8
Canada	2.8
Cayman Islands	2.4
Singapore	2.4
Bermuda	1.5
Switzerland	1.2
Spain	1.0
Jersey	0.9
Sweden	0.7
Netherlands	0.7
Finland	0.6
Norway	0.3

101.2%

*	Calculated as a percentage of net assets

74

VALIC Company I Global Real Estate Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 97.5%
Australia — 6.2%
BGP Holdings PLC†(1)(2)	479,213	$0
Charter Hall Group	1,052,478	4,008,776
Dexus Property Group	969,944	6,070,895
GPT Group	1,534,534	5,966,876
Mirvac Group	5,497,278	7,727,793
Vicinity Centres	2,754,837	6,490,852

		30,265,192

Bermuda — 1.5%
Hongkong Land Holdings, Ltd. (OTC)	1,700	10,047
Hongkong Land Holdings, Ltd. (SGX)	1,245,000	7,519,800

		7,529,847

Canada — 2.8%
Allied Properties Real Estate Investment Trust	66,863	1,850,351
Canadian Real Estate Investment Trust	46,324	1,613,665
Granite Real Estate Investment Trust	34,339	1,026,491
H&R Real Estate Investment Trust	154,406	2,498,567
RioCan Real Estate Investment Trust	198,879	4,160,027
Smart Real Estate Investment Trust	97,170	2,556,423

		13,705,524

Cayman Islands — 2.4%
Cheung Kong Property Holdings, Ltd.	1,916,000	11,946,106

Finland — 0.6%
Citycon OYJ	1,283,907	3,071,360

France — 6.5%
Fonciere Des Regions	61,891	5,531,079
Klepierre	239,555	10,957,498
Unibail-Rodamco SE (Euronext Amsterdam)	40,960	11,024,388
Unibail-Rodamco SE (Euronext Paris)	16,682	4,489,962

		32,002,927

Germany — 2.8%
Vonovia SE	400,959	13,742,947

Hong Kong — 2.9%
Sun Hung Kai Properties, Ltd.	1,227,504	14,406,378

Japan — 13.5%
Comforia Residential REIT, Inc.#	3,182	6,922,326
Japan Retail Fund Investment Corp.	2,699	6,281,052
Mitsubishi Estate Co., Ltd.#	877,000	16,944,431
Mitsui Fudosan Co., Ltd.	334,000	8,208,615
Orix JREIT, Inc.	5,083	8,046,687
Sekisui House, Ltd.#	268,800	4,820,850
Sumitomo Realty & Development Co., Ltd.	445,000	12,449,632
Top REIT, Inc.#	652	2,611,297

		66,284,890

Jersey — 0.9%
Kennedy Wilson Europe Real Estate PLC	277,280	4,357,343

Netherlands — 0.7%
Wereldhave NV#	63,019	3,208,955

Norway — 0.3%
Entra ASA*	165,439	1,567,256

Singapore — 2.4%
City Developments, Ltd.	800,500	4,760,798
Fortune Real Estate Investment Trust	2,390,000	2,654,274
Mapletree Greater China Commercial Trust	6,347,100	4,516,853

		11,931,925

Spain — 1.0%
Merlin Properties Socimi SA	427,780	4,709,243

Security Description	Shares	Value (Note 2)

Sweden — 0.7%
Hufvudstaden AB, Class A	231,756	$3,586,913

Switzerland — 1.2%
PSP Swiss Property AG	59,564	5,578,882

United Kingdom — 5.2%
Big Yellow Group PLC	315,912	3,815,976
British Land Co. PLC	542,752	5,817,101
Derwent London PLC	96,844	4,617,490
Hammerson PLC	710,513	5,958,323
Helical Bar PLC	244,143	1,396,737
UNITE Group PLC	386,552	3,675,497

		25,281,124

United States — 45.9%
Acadia Realty Trust	40,517	1,373,526
American Campus Communities, Inc.	71,875	3,379,562
American Homes 4 Rent, Class A	99,785	1,830,057
American Tower Corp.	113,497	12,005,713
Apartment Investment & Management Co., Class A	88,631	3,780,112
AvalonBay Communities, Inc.	64,046	11,520,594
Boston Properties, Inc.	66,479	8,351,757
Brandywine Realty Trust	145,698	2,300,571
Brixmor Property Group, Inc.	170,467	4,304,292
Brookdale Senior Living, Inc.†	153,336	2,750,848
Care Capital Properties, Inc.	104,026	2,703,636
Cousins Properties, Inc.	253,701	2,724,749
Crown Castle International Corp.	89,645	8,140,662
CubeSmart	11,334	360,875
CyrusOne, Inc.	72,600	3,579,906
DCT Industrial Trust, Inc.	44,747	1,929,938
DiamondRock Hospitality Co.	287,928	2,574,076
Digital Realty Trust, Inc.	3,588	342,475
Empire State Realty Trust, Inc., Class A	63,269	1,198,948
EPR Properties	21,127	1,505,933
Equinix, Inc.	22,144	8,016,128
Equity LifeStyle Properties, Inc.	32,709	2,397,570
Equity Residential	61,284	4,241,466
Essex Property Trust, Inc.	25,529	5,800,955
Extra Space Storage, Inc.	49,193	4,573,473
Federal Realty Investment Trust	22,255	3,409,243
First Industrial Realty Trust, Inc.	66,697	1,651,418
General Growth Properties, Inc.	196,455	5,278,746
HCP, Inc.	221,087	7,267,130
Healthcare Realty Trust, Inc.	150,534	4,785,476
Hilton Worldwide Holdings, Inc.	171,405	3,561,796
Host Hotels & Resorts, Inc.	174,189	2,682,511
Hudson Pacific Properties, Inc.	165,106	4,641,130
InfraREIT, Inc.	54,956	943,594
Liberty Property Trust	58,409	2,179,824
National Retail Properties, Inc.	14,299	648,174
Paramount Group, Inc.	73,543	1,204,634
Post Properties, Inc.	32,585	1,973,673
Prologis, Inc.	169,636	8,062,799
Public Storage	38,344	9,728,256
QTS Realty Trust, Inc., Class A	44,363	2,292,236
Realty Income Corp.#	65,821	3,955,184
Retail Opportunity Investments Corp.	199,882	4,041,614
Rexford Industrial Realty, Inc.	93,355	1,857,764
Simon Property Group, Inc.	93,232	18,426,372
SL Green Realty Corp.	42,945	4,352,905
Sunstone Hotel Investors, Inc.	187,834	2,261,521
Ventas, Inc.	9,696	643,136
Vornado Realty Trust	109,153	10,426,295
Washington Real Estate Investment Trust	34,451	1,020,783
Weingarten Realty Investors	108,234	4,072,845

75

VALIC Company I Global Real Estate Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
Welltower, Inc.	63,408	$4,369,445
Weyerhaeuser Co.	246,200	7,755,300

		225,181,626

Total Long-Term Investment Securities
(cost $465,478,237)		478,358,438

SHORT-TERM INVESTMENT SECURITIES — 3.7%
Registered Investment Companies — 2.6%
State Street Navigator Securities Lending Prime Portfolio 0.53%(3)(4)	6,335,497	6,335,497
SSgA U.S. Government Money Market Fund, Class N 0.00%(4)	6,197,146	6,197,147

		12,532,644

Time Deposits — 1.1%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$5,621,000	5,621,000

Total Short-Term Investment Securities
(cost $18,153,644)		18,153,644

TOTAL INVESTMENTS —
(cost $483,631,881)(5)	101.2%	496,512,082
Liabilities in excess of other assets	(1.2)	(5,797,655)

NET ASSETS —	100.0%	$490,714,427

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $1,567,256 representing 0.3% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs (see Note 2).
(2)	Illiquid security. At May 31, 2016, the aggregate value of these securities was $0 representing 0.0% of net assets.
(3)	At May 31, 2016, the Fund had loaned securities with a total value of $6,144,136. This was secured by collateral of $6,335,497, which was received in cash and subsequently invested in short-term investments currently valued at $6,335,497 as reported in the Portfolio of Investments.
(4)	The rate shown is the 7-day yield as of May 31, 2016.
(5)	See Note 5 for cost of investments on a tax basis.

Euronext Amsterdam—Euronext Stock Exchange, Amsterdam

Euronext Paris—Euronext Stock Exchange, Paris

OTC—Over the Counter

SGX—Singapore Exchange

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Australia	$30,265,192	$—	$0	$30,265,192
Other Countries	448,093,246	—	—	448,093,246
Short-Term Investment Securities:
Registered Investment Companies	12,532,644	—	—	12,532,644
Time Deposits	—	5,621,000	—	5,621,000

Total Investments at Value	$490,891,082	$5,621,000	$0	$496,512,082

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $194,744,688 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

76

VALIC Company I Global Social Awareness Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Medical — Drugs	5.2%
Time Deposits	3.6
Banks — Commercial	3.6
Real Estate Investment Trusts	3.4
Insurance — Multi-line	2.5
Insurance — Life/Health	2.4
Food — Misc./Diversified	2.4
Telephone — Integrated	2.2
Medical — Biomedical/Gene	1.9
Applications Software	1.9
Cosmetics & Toiletries	1.9
Insurance — Property/Casualty	1.7
Multimedia	1.7
Web Portals/ISP	1.5
Finance — Credit Card	1.5
Electronic Components — Semiconductors	1.5
Cable/Satellite TV	1.5
Transport — Rail	1.4
Auto — Cars/Light Trucks	1.2
Insurance — Reinsurance	1.2
Commercial Services — Finance	1.2
Oil Companies — Exploration & Production	1.1
Investment Management/Advisor Services	1.1
E-Commerce/Products	1.1
Retail — Discount	1.0
Banks — Super Regional	1.0
Transport — Services	1.0
Pipelines	1.0
Beverages — Non-alcoholic	1.0
Chemicals — Specialty	1.0
Data Processing/Management	0.9
Medical — HMO	0.9
Diagnostic Equipment	0.9
Registered Investment Companies	0.9
Diversified Manufacturing Operations	0.9
Chemicals — Diversified	0.8
Finance — Other Services	0.8
Enterprise Software/Service	0.8
Internet Content — Entertainment	0.8
Computer Services	0.8
Consumer Products — Misc.	0.8
Retail — Building Products	0.8
Medical Products	0.8
Oil — Field Services	0.7
Networking Products	0.7
Food — Retail	0.7
Distribution/Wholesale	0.7
Building & Construction Products — Misc.	0.7
Commercial Services	0.6
Retail — Restaurants	0.6
Diversified Banking Institutions	0.6
Electric Products — Misc.	0.6
Retail — Apparel/Shoe	0.6
Real Estate Operations & Development	0.5
Real Estate Management/Services	0.5
Semiconductor Components — Integrated Circuits	0.5
Electric — Integrated	0.5
Retail — Drug Store	0.5
Banks — Fiduciary	0.5
Electronic Components — Misc.	0.5
Advertising Agencies	0.5
Oil Refining & Marketing	0.5
Industrial Gases	0.5
Semiconductor Equipment	0.5
Telecom Services	0.5
Medical Instruments	0.5
Investment Companies	0.5
Retail — Major Department Stores	0.4
Medical — Wholesale Drug Distribution	0.4

Building — Residential/Commercial	0.4
Water	0.4
Machinery — Electrical	0.4
Television	0.4
Hotels/Motels	0.4
Gas — Distribution	0.4
Machinery — Farming	0.4
Machinery — Construction & Mining	0.4
Auto/Truck Parts & Equipment — Original	0.3
Gold Mining	0.3
Diversified Operations	0.3
Athletic Footwear	0.3
Finance — Investment Banker/Broker	0.3
Soap & Cleaning Preparation	0.3
Computers — Memory Devices	0.3
Airport Development/Maintenance	0.3
U.S. Government Treasuries	0.3
Insurance Brokers	0.3
Toys	0.3
E-Commerce/Services	0.3
Public Thoroughfares	0.3
Oil Companies — Integrated	0.3
Import/Export	0.3
Building — Heavy Construction	0.3
Medical — Hospitals	0.3
Rubber — Tires	0.3
Dialysis Centers	0.3
Retail — Jewelry	0.3
Apparel Manufacturers	0.2
Computer Aided Design	0.2
Food — Catering	0.2
Industrial Automated/Robotic	0.2
Cellular Telecom	0.2
Human Resources	0.2
Medical — Generic Drugs	0.2
Pharmacy Services	0.2
Electronic Measurement Instruments	0.2
Consulting Services	0.2
Building Products — Cement	0.2
Non-Hazardous Waste Disposal	0.2
Office Automation & Equipment	0.2
Electronic Forms	0.2
Entertainment Software	0.2
Agricultural Operations	0.2
Food — Confectionery	0.2
Publishing — Periodicals	0.2
Private Equity	0.2
Food — Dairy Products	0.2
Wireless Equipment	0.2
Oil Field Machinery & Equipment	0.2
Audio/Video Products	0.2
Satellite Telecom	0.2
Electric — Transmission	0.2
Tools — Hand Held	0.2
Savings & Loans/Thrifts	0.2
Office Supplies & Forms	0.2
Internet Security	0.2
Machinery — General Industrial	0.1
Agricultural Chemicals	0.1
Containers — Metal/Glass	0.1
Telecommunication Equipment	0.1
Food — Wholesale/Distribution	0.1
Auto — Heavy Duty Trucks	0.1
Steel — Producers	0.1
Medical Labs & Testing Services	0.1
Coatings/Paint	0.1
Chemicals — Plastics	0.1
Transport — Truck	0.1
Retail — Catalog Shopping	0.1

77

VALIC Company I Global Social Awareness Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited) — (continued)

Industry Allocation* (continued)

Engines — Internal Combustion	0.1%
Computers — Integrated Systems	0.1
Retail — Regional Department Stores	0.1
Containers — Paper/Plastic	0.1
Optical Supplies	0.1
Metal Processors & Fabrication	0.1
Paper & Related Products	0.1
Home Decoration Products	0.1
Computers	0.1
Aerospace/Defense — Equipment	0.1
Publishing — Newspapers	0.1
Medical Information Systems	0.1
Advertising Services	0.1
Retail — Perfume & Cosmetics	0.1
Finance — Mortgage Loan/Banker	0.1
Security Services	0.1
Transactional Software	0.1
Power Converter/Supply Equipment	0.1
Finance — Leasing Companies	0.1
Silver Mining	0.1
Broadcast Services/Program	0.1
Retirement/Aged Care	0.1
Printing — Commercial	0.1
Resorts/Theme Parks	0.1
Building Products — Doors & Windows	0.1
Steel Pipe & Tube	0.1
Finance — Consumer Loans	0.1
Electronic Connectors	0.1
Retail — Auto Parts	0.1
Building Products — Air & Heating	0.1
Appliances	0.1
Food — Baking	0.1
Diversified Financial Services	0.1
Hazardous Waste Disposal	0.1
Motorcycle/Motor Scooter	0.1
Aerospace/Defense	0.1
Bicycle Manufacturing	0.1
Building Products — Wood	0.1
Storage/Warehousing	0.1

100.0%

Country Allocation*

United States	57.0%
Japan	8.7
United Kingdom	6.0
Canada	4.1
Switzerland	3.6
France	3.4
Germany	2.6
Australia	2.1
Netherlands	1.3
Ireland	1.3
Hong Kong	1.3
Sweden	1.2
Spain	0.9
Singapore	0.9
Denmark	0.9
Jersey	0.6
Finland	0.6
Italy	0.6
Belgium	0.5
Bermuda	0.5
Luxembourg	0.4
New Zealand	0.3
Curacao	0.3
Cayman Islands	0.3
Israel	0.2
Norway	0.2
Portugal	0.2

100.0%

*	Calculated as a percentage of net assets

78

VALIC Company I Global Social Awareness Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 95.2%
Australia — 2.1%
Amcor, Ltd.	22,626	$266,226
APA Group	49,311	312,559
Asciano, Ltd.	11,776	75,664
ASX, Ltd.	15,070	484,796
Aurizon Holdings, Ltd.	54,552	177,818
BGP Holdings PLC†(1)(2)	60,919	0
Caltex Australia, Ltd.	2,247	53,138
Commonwealth Bank of Australia	9,931	555,764
Computershare, Ltd.	21,594	167,620
CSL, Ltd.	5,187	433,973
Dexus Property Group	63,132	395,144
Flight Centre Travel Group, Ltd.	3,452	78,865
Goodman Group	24,735	127,107
GPT Group	103,827	403,720
Harvey Norman Holdings, Ltd.	8,377	27,608
Iluka Resources, Ltd.	6,051	28,208
Insurance Australia Group, Ltd.	93,362	396,767
National Australia Bank, Ltd.	15,693	307,939
Newcrest Mining, Ltd.†	11,637	160,391
QBE Insurance Group, Ltd.	19,550	175,774
Ramsay Health Care, Ltd.	6,273	329,835
Scentre Group	70,481	237,381
SEEK, Ltd.	6,309	74,325
Sonic Healthcare, Ltd.	6,155	95,199
Stockland	80,658	264,079
Sydney Airport	38,727	198,169
Transurban Group	93,111	810,917
Vicinity Centres	188,223	443,485
Wesfarmers, Ltd.	5,189	152,377
Westfield Corp.	35,582	275,685
Woodside Petroleum, Ltd.	15,244	301,882
WorleyParsons, Ltd.	10,937	52,408

		7,864,823

Belgium — 0.5%
Ageas	5,216	210,989
Colruyt SA	705	41,888
Delhaize Group	2,344	245,757
Groupe Bruxelles Lambert SA	5,139	436,905
KBC Groep NV†	2,444	144,695
Proximus SADP	11,201	363,914
Telenet Group Holding NV†	1,643	78,224
UCB SA	1,624	117,361
Umicore SA	6,908	348,184

		1,987,917

Bermuda — 0.5%
Arch Capital Group, Ltd.†	5,140	373,472
Bunge, Ltd.	3,331	223,410
Everest Re Group, Ltd.	2,701	483,776
Li & Fung, Ltd.	176,000	89,464
Marvell Technology Group, Ltd.	8,992	91,988
NWS Holdings, Ltd.	108,000	169,003
RenaissanceRe Holdings, Ltd.	2,025	233,908

		1,665,021

British Virgin Islands — 0.0%
Michael Kors Holdings, Ltd.†	3,143	134,269

Canada — 4.1%
Agnico Eagle Mines, Ltd.	3,785	169,890
Agrium, Inc.	3,330	300,534
Alimentation Couche-Tard, Inc., Class B	3,553	156,334
AltaGas, Ltd.	11,471	265,136
ARC Resources, Ltd.	19,368	318,578
Atco, Ltd., Class I	300	9,874

Security Description	Shares	Value (Note 2)

Canada (continued)
BCE, Inc.	9,210	$424,558
BlackBerry, Ltd.†	5,296	38,528
Brookfield Asset Management, Inc., Class A	14,200	498,329
Canadian Natural Resources, Ltd.	8,221	244,307
Canadian Pacific Railway, Ltd.	1,841	238,269
Canadian Tire Corp., Ltd., Class A	2,465	269,179
Canadian Utilities, Ltd., Class A	1,500	41,465
CGI Group, Inc., Class A†	5,081	237,631
CI Financial Corp.	13,200	288,893
Dollarama, Inc.	5,839	402,076
Empire Co., Ltd., Class A	16,200	277,587
Encana Corp.	13,119	104,144
Enerplus Corp.	34,556	188,413
Fairfax Financial Holdings, Ltd.	849	436,280
First Capital Realty, Inc.	29,984	480,622
First Quantum Minerals, Ltd.	12,273	80,488
Fortis, Inc.	8,562	267,826
Franco-Nevada Corp.	3,700	234,017
Gildan Activewear, Inc.	2,800	83,422
Great-West Lifeco, Inc.	22,215	598,679
IGM Financial, Inc.	10,180	298,099
Industrial Alliance Insurance & Financial Services, Inc.	4,186	135,953
Intact Financial Corp.	8,048	562,780
Inter Pipeline, Ltd.	10,505	213,489
Kinross Gold Corp.†	37,736	161,724
Loblaw Cos., Ltd.	378	20,486
Manulife Financial Corp.	31,548	469,605
Methanex Corp.	3,571	117,477
Metro, Inc., Class A	18,754	635,406
Onex Corp.	3,661	222,282
Open Text Corp.	2,900	169,884
Paramount Resources, Ltd., Class A†	6,255	42,500
Pembina Pipeline Corp.	10,586	310,553
Peyto Exploration & Development Corp.	2,594	68,008
Potash Corp. of Saskatchewan, Inc.	9,352	152,616
Power Corp. of Canada	15,066	339,842
Power Financial Corp.	11,025	266,850
RioCan Real Estate Investment Trust	7,948	166,251
Royal Bank of Canada	14,367	863,652
Saputo, Inc.	18,582	566,097
Shaw Communications, Inc., Class B	29,396	562,208
Silver Wheaton Corp.	4,633	86,382
Sun Life Financial, Inc.	8,746	302,927
Suncor Energy, Inc.	4,931	136,196
Teck Resources, Ltd., Class B	11,201	107,709
Thomson Reuters Corp.	14,735	618,795
Toronto-Dominion Bank	17,230	750,376
Tourmaline Oil Corp.†	4,024	96,292
TransAlta Corp.	21,885	105,140
Turquoise Hill Resources, Ltd.†	30,905	87,435
Valeant Pharmaceuticals International, Inc.†	4,200	119,849
Vermilion Energy, Inc.	4,907	162,363

		15,574,285

Cayman Islands — 0.3%
ASM Pacific Technology, Ltd.	2,600	19,088
Cheung Kong Property Holdings, Ltd.	49,808	310,549
CK Hutchison Holdings, Ltd.	49,808	577,191
HKT Trust & HKT, Ltd.	117,000	169,536
WH Group, Ltd.*	37,000	28,521

		1,104,885

Curacao — 0.3%
Schlumberger, Ltd.	14,894	1,136,412

79

VALIC Company I Global Social Awareness Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Denmark — 0.9%
Coloplast A/S, Class B	3,615	$273,638
Danske Bank A/S	5,872	169,448
DSV A/S	8,768	399,923
Novo Nordisk A/S, Class B	24,237	1,348,051
Pandora A/S	1,457	216,544
TDC A/S	41,179	206,120
Tryg A/S	15,617	307,915
Vestas Wind Systems A/S	2,104	150,764
William Demant Holding A/S†	9,330	196,797

		3,269,200

Finland — 0.6%
Elisa Oyj	18,249	695,235
Kone Oyj, Class B	372	17,583
Metso Oyj	5,521	129,678
Nokia OYJ	46,433	265,551
Nokian Renkaat Oyj	6,498	229,408
Orion Oyj, Class B	10,190	365,647
Sampo Oyj, Class A	11,249	501,524

		2,204,626

France — 3.4%
Accor SA	4,516	196,492
Aeroports de Paris	2,815	335,292
Air Liquide SA	4,183	449,271
Alcatel-Lucent SA†	39,757	148,632
Arkema SA	1,586	130,126
Atos SE	2,660	245,829
AXA SA	24,468	614,725
Bureau Veritas SA	12,706	273,133
Capgemini SA	2,743	261,556
Carrefour SA	5,341	144,704
Casino Guichard Perrachon SA	2,889	171,876
Christian Dior SE	179	29,188
Cie de Saint-Gobain	5,254	234,536
Cie Generale des Etablissements Michelin	687	69,819
CNP Assurances	14,412	244,542
Credit Agricole SA	15,833	158,990
Danone SA	3,730	261,794
Dassault Systemes	5,876	467,855
Edenred	3,686	68,285
Essilor International SA	2,939	383,744
Eutelsat Communications SA	5,255	104,778
Fonciere Des Regions	1,988	177,664
Gecina SA	2,109	297,898
Groupe Eurotunnel SE	3,102	40,019
Hermes International	198	71,588
ICADE	2,281	164,739
Iliad SA	726	159,093
Imerys SA	2,842	200,386
Kering	1,881	303,784
Klepierre	8,921	408,056
L’Oreal SA	5,556	1,044,120
Lagardere SCA	9,463	224,005
Legrand SA	5,384	296,141
Natixis SA	7,978	38,507
Numericable-SFR SA	851	26,451
Orange SA	26,039	452,403
Peugeot SA†	5,397	84,940
Publicis Groupe SA	4,461	322,927
Renault SA	2,174	204,010
Schneider Electric SE	4,708	304,401
SCOR SE	8,324	278,314
Societe BIC SA	1,493	199,259
Societe Generale SA	9,209	379,014

Security Description	Shares	Value (Note 2)

France (continued)
Sodexo SA	5,101	$536,517
Suez	3,699	62,168
Technip SA	3,050	167,422
Unibail-Rodamco SE	1,363	366,852
Valeo SA	1,110	167,533
Vallourec SA†	6,203	24,115
Veolia Environnement SA	10,211	229,270
Vivendi SA	16,981	336,879
Wendel SA	1,469	169,578
Zodiac Aerospace	7,009	163,692

		12,896,912

Germany — 2.6%
Allianz SE	5,828	951,280
BASF SE	10,356	800,014
Bayerische Motoren Werke AG	4,892	413,076
Beiersdorf AG	7,692	699,059
Brenntag AG	5,411	289,649
Commerzbank AG	12,708	108,875
Continental AG	1,377	295,393
Deutsche Bank AG†	17,605	314,489
Deutsche Boerse AG	2,904	254,452
Deutsche Post AG	11,385	332,079
Deutsche Telekom AG	37,209	657,028
Deutsche Wohnen AG (BR)	4,878	156,665
Fraport AG Frankfurt Airport Services Worldwide	2,932	167,845
Fresenius Medical Care AG & Co. KGaA	3,106	269,559
Fresenius SE & Co. KGaA	4,930	372,072
FUCHS PETROLUB SE (preference shares)	5,308	216,069
Hannover Rueck SE	2,979	335,933
Infineon Technologies AG	13,282	199,210
K+S AG	4,668	115,200
LANXESS AG	2,845	135,926
Linde AG	1,471	220,137
Merck KGaA	3,656	365,903
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,369	632,937
OSRAM Licht AG	2,709	144,168
ProSiebenSat.1 Media SE	613	30,819
SAP SE	13,777	1,118,402
Telefonica Deutschland Holding AG	39,082	174,765
United Internet AG	1,148	54,146

		9,825,150

Hong Kong — 1.3%
AIA Group, Ltd.	174,800	1,021,255
Bank of East Asia, Ltd.	76,000	283,139
BOC Hong Kong Holdings, Ltd.	55,500	170,698
Hang Lung Properties, Ltd.	77,000	146,653
Hang Seng Bank, Ltd.	17,700	313,421
Henderson Land Development Co., Ltd.	21,990	133,286
Hong Kong & China Gas Co., Ltd.	336,760	645,719
Hong Kong Exchanges and Clearing, Ltd.	32,400	774,273
Link REIT	62,500	383,248
New World Development Co., Ltd.	54,000	50,868
Sino Land Co., Ltd.	148,000	226,264
Sun Hung Kai Properties, Ltd.	13,000	152,572
Swire Pacific, Ltd., Class A	12,000	129,331
Swire Properties, Ltd.	17,800	50,852
Techtronic Industries Co., Ltd.	23,500	94,354
Wharf Holdings, Ltd.	27,000	145,758
Wheelock & Co., Ltd.	18,000	81,073

		4,802,764

Ireland — 1.3%
Accenture PLC, Class A	8,675	1,032,065

80

VALIC Company I Global Social Awareness Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Ireland (continued)
Allergan PLC†	5,414	$1,276,351
Bank of Ireland†	369,127	112,534
CRH PLC	8,730	264,545
Endo International PLC†	3,057	48,331
Jazz Pharmaceuticals PLC†	849	128,674
Kerry Group PLC, Class A	7,279	656,827
Pentair PLC	4,813	289,935
Perrigo Co. PLC	1,411	135,230
Seagate Technology PLC#	3,162	71,335
Tyco International PLC	3,698	157,609
Weatherford International PLC†	28,269	158,589
Willis Towers Watson PLC	2,095	268,202
XL Group PLC	10,099	346,901

		4,947,128

Israel — 0.2%
Israel Chemicals, Ltd.	4,566	18,785
Israel Corp., Ltd.	232	40,298
NICE-Systems, Ltd.	4,159	266,961
Teva Pharmaceutical Industries, Ltd.	10,394	539,839

		865,883

Italy — 0.6%
Assicurazioni Generali SpA	34,830	504,960
Atlantia SpA	7,576	204,330
Banca Monte dei Paschi di Siena SpA†	1,405	974
Banco Popolare SC	5,225	25,859
EXOR SpA	4,122	156,348
Intesa Sanpaolo SpA	146,572	376,396
Intesa Sanpaolo SpA RSP	1,177	2,855
Luxottica Group SpA	2,513	136,142
Mediobanca SpA	7,402	57,404
Rizzoli Corriere Della Sera Mediagroup SpA†	754	639
Telecom Italia SpA†	123,283	116,732
Terna Rete Elettrica Nazionale SpA	60,973	338,123
UniCredit SpA	51,665	165,327
Unione di Banche Italiane SpA	14,564	54,123
UnipolSai SpA	9,928	19,850

		2,160,062

Japan — 8.7%
ABC-Mart, Inc.	200	12,968
Acom Co., Ltd.†	10,000	55,177
Advantest Corp.	2,600	28,950
Aeon Co., Ltd.	26,600	404,399
AEON Financial Service Co., Ltd.	7,200	159,104
Aeon Mall Co., Ltd.	1,300	17,175
Air Water, Inc.	2,000	31,336
Ajinomoto Co., Inc.	11,000	265,774
Alfresa Holdings Corp.	700	14,773
Amada Holdings Co., Ltd.	12,000	132,316
ANA Holdings, Inc.	20,000	58,500
Aozora Bank, Ltd.	33,000	112,349
Asahi Glass Co., Ltd.	44,000	267,016
Asics Corp.	1,900	43,256
Astellas Pharma, Inc.	32,800	449,339
Bridgestone Corp.	7,800	269,497
Brother Industries, Ltd.	3,500	42,006
Calbee, Inc.	1,500	55,403
Canon, Inc.	17,600	510,509
Casio Computer Co., Ltd.	3,700	57,638
Central Japan Railway Co.	1,900	336,813
Chiba Bank, Ltd.	44,000	231,255
Chubu Electric Power Co., Inc.	9,100	124,459
Chugai Pharmaceutical Co., Ltd.	3,500	123,109

Security Description	Shares	Value (Note 2)

Japan (continued)
Citizen Holdings Co., Ltd.	3,800	$21,310
Concordia Financial Group, Ltd.†	32,000	149,199
Credit Saison Co., Ltd.	4,900	93,456
Dai Nippon Printing Co., Ltd.	9,000	92,329
Dai-ichi Life Insurance Co., Ltd.	14,100	185,967
Daikin Industries, Ltd.	2,200	188,659
Daito Trust Construction Co., Ltd.	1,300	188,951
Daiwa House Industry Co., Ltd.	9,500	275,988
Daiwa Securities Group, Inc.	27,000	157,560
Denso Corp.	3,200	126,255
Don Quijote Holdings Co., Ltd.	1,900	61,083
East Japan Railway Co.	5,600	512,539
Eisai Co., Ltd.	3,900	242,238
FANUC Corp.	2,800	429,349
Fast Retailing Co., Ltd.	300	80,964
Fuji Heavy Industries, Ltd.	8,900	333,544
Hakuhodo DY Holdings, Inc.	1,700	21,370
Hamamatsu Photonics KK	2,000	54,545
Hankyu Hanshin Holdings, Inc.	19,000	130,573
Hirose Electric Co., Ltd.	500	62,130
Hisamitsu Pharmaceutical Co., Inc.	2,500	133,878
Hitachi Chemical Co., Ltd.	8,000	149,907
Hitachi Construction Machinery Co., Ltd.	500	7,730
Hitachi High-Technologies Corp.	1,200	35,002
Hitachi, Ltd.	38,000	175,699
Honda Motor Co., Ltd.	15,200	432,521
Hoya Corp.	12,800	451,615
Hulic Co., Ltd.	4,000	39,698
Ibiden Co., Ltd.	1,600	20,373
Isetan Mitsukoshi Holdings, Ltd.	5,800	56,725
Isuzu Motors, Ltd.	9,500	114,616
ITOCHU Corp.	28,400	356,875
Iyo Bank, Ltd.	6,100	40,654
Japan Exchange Group, Inc.	6,200	84,544
Joyo Bank, Ltd.	18,000	66,646
JSR Corp.	3,000	44,159
Kajima Corp.	18,000	122,725
Kakaku.com, Inc.	2,000	37,928
Kaneka Corp.	5,000	39,825
Kansai Paint Co., Ltd.	3,000	60,767
Kao Corp.	10,000	550,955
KDDI Corp.	23,700	692,797
Keikyu Corp.	26,000	246,535
Keio Corp.	3,000	25,737
Keisei Electric Railway Co., Ltd.	1,000	13,438
Keyence Corp.	700	445,026
Kintetsu Group Holdings Co., Ltd.	30,000	120,829
Komatsu, Ltd.	10,100	174,437
Konica Minolta, Inc.	9,500	82,016
Kubota Corp.	13,000	191,416
Kuraray Co., Ltd.	5,600	74,441
Kurita Water Industries, Ltd.	4,400	103,191
Kyocera Corp.	5,600	280,164
Kyowa Hakko Kirin Co., Ltd.	1,000	18,242
LIXIL Group Corp.	8,800	159,097
M3, Inc.	1,500	43,144
Mabuchi Motor Co., Ltd.	2,600	123,032
Makita Corp.	3,100	201,002
Marui Group Co., Ltd.	3,300	48,486
Maruichi Steel Tube, Ltd.	1,700	56,802
Mazda Motor Corp.	5,700	98,367
McDonald’s Holdings Co. Japan, Ltd.	4,300	113,038
Medipal Holdings Corp.	1,200	20,861
MEIJI Holdings Co., Ltd.	2,600	235,030
Mitsubishi Chemical Holdings Corp.	27,100	138,125

81

VALIC Company I Global Social Awareness Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
Mitsubishi Corp.	16,100	$285,986
Mitsubishi Electric Corp.	29,000	350,797
Mitsubishi Estate Co., Ltd.	6,000	115,925
Mitsubishi Gas Chemical Co., Inc.	7,000	39,762
Mitsubishi Logistics Corp.	13,000	183,257
Mitsubishi Motors Corp.	6,600	34,509
Mitsubishi Tanabe Pharma Corp.	2,900	48,789
Mitsubishi UFJ Financial Group, Inc.	79,100	395,589
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,400	31,876
Mitsui & Co., Ltd.	16,200	195,304
Mitsui Chemicals, Inc.	12,000	45,189
Mitsui Fudosan Co., Ltd.	12,000	294,920
Mixi, Inc.	500	19,325
MS&AD Insurance Group Holdings, Inc.	8,100	231,293
Murata Manufacturing Co., Ltd.	800	93,557
Nabtesco Corp.	3,900	99,283
NGK Insulators, Ltd.	8,000	176,204
NGK Spark Plug Co., Ltd.	3,800	73,745
NH Foods, Ltd.	3,000	70,113
NHK Spring Co., Ltd.	3,300	28,430
Nidec Corp.	3,800	293,643
Nintendo Co., Ltd.	1,500	222,829
Nippon Express Co., Ltd.	8,000	34,533
Nippon Paint Holdings Co., Ltd.	3,000	85,610
Nippon Steel & Sumitomo Metal Corp.	6,500	134,420
Nippon Telegraph & Telephone Corp.	13,700	600,655
Nissan Motor Co., Ltd.	41,200	418,567
Nisshin Seifun Group, Inc.	3,400	57,938
Nissin Foods Holdings Co., Ltd.	700	35,147
Nitori Holdings Co., Ltd.	1,100	111,853
Nitto Denko Corp.	900	59,241
NOK Corp.	1,100	19,748
Nomura Holdings, Inc.	31,700	137,524
Nomura Real Estate Holdings, Inc.	2,000	35,960
Nomura Research Institute, Ltd.	2,000	75,586
NSK, Ltd.	5,000	44,476
NTT Data Corp.	2,200	113,641
NTT DOCOMO, Inc.	24,700	619,870
NTT Urban Development Corp.	1,600	16,038
Obayashi Corp.	3,000	31,616
Odakyu Electric Railway Co., Ltd.	7,000	76,110
Oji Holdings Corp.	19,000	78,241
Omron Corp.	3,700	119,285
Ono Pharmaceutical Co., Ltd.	2,000	88,933
Oracle Corp. Japan†	2,000	106,380
Oriental Land Co., Ltd.	4,100	269,989
ORIX Corp.	19,200	267,016
Osaka Gas Co., Ltd.	37,000	138,999
Otsuka Corp.	1,100	52,152
Otsuka Holdings Co., Ltd.	6,100	249,542
Panasonic Corp.	27,800	258,958
Park24 Co., Ltd.	1,200	34,352
Rakuten, Inc.	11,800	127,287
Resona Holdings, Inc.	29,800	113,403
Rinnai Corp.	500	43,618
Rohm Co., Ltd.	1,300	55,588
Sanrio Co., Ltd.	1,500	27,728
Santen Pharmaceutical Co., Ltd.	16,600	244,649
Secom Co., Ltd.	4,000	313,722
Seiko Epson Corp.	2,000	36,050
Sekisui Chemical Co., Ltd.	7,000	91,407
Sekisui House, Ltd.	11,400	204,456
Sharp Corp.†	19,000	25,737
Shikoku Electric Power Co., Inc.	2,900	34,595
Shimamura Co., Ltd.	400	52,016

Security Description	Shares	Value (Note 2)

Japan (continued)
Shimano, Inc.	1,200	$187,366
Shimizu Corp.	7,000	62,708
Shin-Etsu Chemical Co., Ltd.	6,700	391,345
Shinsei Bank, Ltd.	28,000	45,008
Shionogi & Co., Ltd.	4,000	225,295
Shiseido Co., Ltd.	7,800	205,997
Shizuoka Bank, Ltd.	22,000	164,700
SMC Corp.	700	178,580
SoftBank Group Corp.	12,800	719,902
Sompo Japan Nipponkoa Holdings, Inc.	4,600	129,856
Sony Corp.	12,900	361,132
Sony Financial Holdings, Inc.	2,000	24,473
Sumitomo Chemical Co., Ltd.	28,000	128,451
Sumitomo Dainippon Pharma Co., Ltd.	8,900	130,363
Sumitomo Metal Mining Co., Ltd.	9,000	92,897
Sumitomo Mitsui Financial Group, Inc.	8,300	271,108
Sumitomo Mitsui Trust Holdings, Inc.	46,000	160,222
Sumitomo Rubber Industries, Ltd.	4,200	61,823
Suntory Beverage & Food, Ltd.	4,900	231,426
Suruga Bank, Ltd.	4,000	89,619
Suzuken Co., Ltd.	600	19,398
Sysmex Corp.	2,200	160,925
T&D Holdings, Inc.	7,500	74,942
Taisho Pharmaceutical Holdings Co., Ltd.	100	9,329
Taiyo Nippon Sanso Corp.	2,000	18,007
Takashimaya Co., Ltd.	2,000	14,160
TDK Corp.	2,000	117,036
Teijin, Ltd.	7,000	24,653
Terumo Corp.	5,100	214,621
THK Co., Ltd.	3,600	68,174
Tobu Railway Co., Ltd.	40,000	203,368
Toho Co., Ltd.	1,000	27,363
Toho Gas Co., Ltd.	2,000	14,846
Tohoku Electric Power Co., Inc.	7,500	96,853
Tokio Marine Holdings, Inc.	10,400	360,551
Tokyo Electron, Ltd.	2,600	193,048
Tokyo Gas Co., Ltd.	46,000	186,060
Tokyo Tatemono Co., Ltd.	1,500	19,154
Tokyu Corp.	27,000	231,634
Tokyu Fudosan Holdings Corp.	7,500	49,578
TonenGeneral Sekiyu KK	36,000	342,981
Toppan Printing Co., Ltd.	20,000	180,973
Toray Industries, Inc.	28,000	242,514
TOTO, Ltd.	5,500	209,103
Toyota Motor Corp.	27,900	1,457,043
Toyota Tsusho Corp.	6,200	146,693
Trend Micro, Inc.	4,300	156,102
Unicharm Corp.	8,500	166,454
USS Co., Ltd.	4,000	63,395
West Japan Railway Co.	3,100	194,116
Yahoo Japan Corp.	25,200	113,330
Yakult Honsha Co., Ltd.	1,800	88,427
Yamada Denki Co., Ltd.	16,200	76,366
Yamaguchi Financial Group, Inc.	19,000	185,650
Yamato Holdings Co., Ltd.	6,500	132,160
Yaskawa Electric Corp.	4,700	59,591
Yokohama Rubber Co., Ltd.	1,500	23,069

		32,816,124

Jersey — 0.6%
Delphi Automotive PLC	3,496	237,588
Experian PLC	13,462	254,640
Petrofac, Ltd.	18,642	210,061
Randgold Resources, Ltd.	2,778	233,364
Shire PLC	8,549	527,471

82

VALIC Company I Global Social Awareness Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Jersey (continued)
Wolseley PLC	4,223	$247,774
WPP PLC	28,561	658,552

		2,369,450

Liberia — 0.0%
Royal Caribbean Cruises, Ltd.	959	74,217

Luxembourg — 0.4%
Millicom International Cellular SA SDR	2,797	162,964
RTL Group SA	6,325	567,294
SES SA FDR	14,875	333,165
Subsea 7 SA†	12,950	115,017
Tenaris SA	13,542	179,454

		1,357,894

Netherlands — 1.3%
Aegon NV	16,620	85,434
Akzo Nobel NV	3,724	252,754
Altice NV, Class A†	4,131	71,198
Altice NV, Class B†	1,377	23,809
ASML Holding NV	3,981	395,994
Boskalis Westminster NV	3,117	112,888
CNH Industrial NV	27,566	194,456
Core Laboratories NV#	1,438	174,358
Delta Lloyd NV	11,247	56,638
Ferrari NV	1,113	47,182
Fiat Chrysler Automobiles NV	11,132	79,456
Gemalto NV	1,225	74,869
ING Groep NV CVA	48,736	607,062
Koninklijke KPN NV	50,803	201,628
Koninklijke Philips NV	12,276	330,819
Koninklijke Vopak NV	667	34,754
LyondellBasell Industries NV, Class A	6,634	539,742
Mylan NV†	5,913	256,269
OCI NV†	1,011	14,545
RELX NV	39,053	677,205
STMicroelectronics NV	16,688	99,840
Wolters Kluwer NV	17,163	684,129

		5,015,029

New Zealand — 0.3%
Auckland International Airport, Ltd.	108,203	456,831
Contact Energy, Ltd.	29,781	108,608
Fletcher Building, Ltd.	15,867	96,084
Ryman Healthcare, Ltd.	45,044	292,577
Spark New Zealand, Ltd.	95,487	239,044

		1,193,144

Norway — 0.2%
DNB ASA	12,243	157,033
Gjensidige Forsikring ASA	6,443	111,137
Norsk Hydro ASA	20,956	83,542
Orkla ASA	35,200	318,523

		670,235

Portugal — 0.2%
Banco Comercial Portugues SA†	188,663	6,424
Banco Espirito Santo SA†(1)(2)	126,030	8,414
Galp Energia SGPS SA	33,940	444,852
Jeronimo Martins SGPS SA	3,463	56,101

		515,791

Singapore — 0.9%
Ascendas Real Estate Investment Trust	8,000	13,303
Broadcom, Ltd.	4,530	699,251
CapitaLand Mall Trust	20,000	29,482

Security Description	Shares	Value (Note 2)

Singapore (continued)
CapitaLand, Ltd.	45,000	$97,705
City Developments, Ltd.	29,000	172,471
ComfortDelGro Corp., Ltd.	159,000	316,361
DBS Group Holdings, Ltd.	27,000	303,900
Global Logistic Properties, Ltd.	45,000	59,146
Jardine Cycle & Carriage, Ltd.	1,000	24,544
Keppel Corp., Ltd.	3,800	14,846
Oversea-Chinese Banking Corp., Ltd.	106,000	663,510
Singapore Telecommunications, Ltd.	97,000	272,595
StarHub, Ltd.	112,000	287,096
United Overseas Bank, Ltd.	27,000	357,229
Yangzijiang Shipbuilding Holdings, Ltd.	39,000	25,913

		3,337,352

Spain — 0.9%
Amadeus IT Holding SA, Class A	6,764	313,344
Banco Bilbao Vizcaya Argentaria SA	71,115	471,671
Banco de Sabadell SA	61,492	105,092
Banco Popular Espanol SA	30,897	50,879
Banco Santander SA	146,869	701,209
Bankia SA	49,859	43,326
Bankinter SA	16,590	126,185
CaixaBank SA	49,624	135,661
Grifols SA	10,560	239,280
Industria de Diseno Textil SA	11,221	379,046
Mapfre SA	9,280	23,521
Red Electrica Corp. SA	3,426	305,108
Telefonica SA	60,355	630,643

		3,524,965

Sweden — 1.2%
Assa Abloy AB, Class B	16,308	339,011
Atlas Copco AB, Class A	11,320	292,454
Atlas Copco AB, Class B	6,591	157,163
Boliden AB	8,309	147,028
Electrolux AB, Series B	1,733	46,497
Elekta AB, Series B	4,373	34,470
Getinge AB, Class B	7,273	155,202
Hennes & Mauritz AB, Class B	6,555	201,176
Hexagon AB, Class B	3,839	149,071
Husqvarna AB, Class B	3,671	29,134
Industrivarden AB, Class C	6,942	117,346
Investor AB, Class B	16,914	588,447
Kinnevik AB†	1,954	4,193
Kinnevik AB, Class B	1,954	47,554
Nordea Bank AB	21,036	204,147
Skandinaviska Enskilda Banken AB, Class A	39,212	375,838
Skanska AB, Class B	13,220	290,349
Svenska Handelsbanken AB, Class A	38,558	493,684
Swedbank AB, Class A	14,762	324,924
Tele2 AB, Class B	4,417	38,762
Telefonaktiebolaget LM Ericsson, Class B	32,965	254,113
Telia Co AB	29,848	139,876

		4,430,439

Switzerland — 3.6%
ABB, Ltd.	28,594	594,893
Actelion, Ltd.	1,104	181,149
Aryzta AG	5,640	224,465
Baloise Holding AG	1,739	214,838
Chubb, Ltd.	13,729	1,738,229
Coca-Cola HBC AG	11,386	221,473
EMS-Chemie Holding AG	880	436,237
Garmin, Ltd.#	5,490	233,435
Geberit AG	1,734	662,897

83

VALIC Company I Global Social Awareness Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Switzerland (continued)
Julius Baer Group, Ltd.	5,010	$222,930
LafargeHolcim, Ltd.	3,424	153,977
Lonza Group AG	1,793	309,536
Novartis AG	26,522	2,105,217
Pargesa Holding SA (BR)	6,739	445,086
Partners Group Holding AG	508	214,137
Roche Holding AG	8,304	2,179,591
Sika AG (BR)	100	432,596
Sonova Holding AG	901	120,284
Sulzer AG	90	7,941
Swatch Group AG (BR)	670	197,495
Swiss Prime Site AG	12,310	1,055,143
Swiss Re AG	4,613	414,427
Swisscom AG	1,889	900,031
Zurich Insurance Group AG	1,749	423,174

		13,689,181

United Arab Emirates — 0.0%
Orascom Construction, Ltd.†	531	2,655

United Kingdom — 6.0%
3i Group PLC	53,962	438,845
Aberdeen Asset Management PLC	29,323	118,534
Admiral Group PLC	14,174	404,009
Aggreko PLC	10,084	164,162
Amec Foster Wheeler PLC	39,955	252,771
Antofagasta PLC	27,284	169,527
Aon PLC	3,253	355,455
ARM Holdings PLC	19,418	277,584
Ashtead Group PLC	11,268	159,283
Associated British Foods PLC	6,070	258,821
AstraZeneca PLC	17,563	1,024,617
Aviva PLC	63,892	416,236
British Land Co. PLC	35,934	385,133
BT Group PLC	105,153	674,377
Bunzl PLC	33,711	997,990
Burberry Group PLC	11,844	184,237
Capita PLC	35,704	550,214
Compass Group PLC	26,406	492,215
Croda International PLC	2,296	97,767
CYBG PLC†	3,923	15,767
Direct Line Insurance Group PLC	85,325	463,797
Dixons Carphone PLC	22,950	146,254
easyJet PLC	2,334	51,822
Ensco PLC, Class A	4,809	47,561
Fresnillo PLC	14,506	211,989
GKN PLC	38,537	153,436
Hammerson PLC	52,725	442,149
Hargreaves Lansdown PLC	5,024	98,160
ICAP PLC	20,405	127,671
Inmarsat PLC	19,902	207,396
InterContinental Hotels Group PLC	7,779	299,807
Intertek Group PLC	10,773	489,468
Intu Properties PLC	104,195	452,280
Investec PLC	31,544	214,180
ITV PLC	67,535	210,105
Johnson Matthey PLC	5,956	248,785
Kingfisher PLC	34,055	181,116
Land Securities Group PLC	21,000	354,643
Legal & General Group PLC	161,043	558,392
Liberty Global PLC, Class A†	5,281	197,245
London Stock Exchange Group PLC	1,859	73,639
Marks & Spencer Group PLC	31,390	172,626
Next PLC	4,336	341,634
Nielsen Holdings PLC	6,062	323,650
Old Mutual PLC	98,150	253,179

Security Description	Shares	Value (Note 2)

United Kingdom (continued)
Pearson PLC	26,239	$318,657
Persimmon PLC	8,221	250,283
Prudential PLC	35,454	708,627
Reckitt Benckiser Group PLC	8,884	884,616
RELX PLC	32,929	596,159
Rexam PLC	59,955	545,763
Royal Mail PLC	24,593	192,700
RSA Insurance Group PLC	57,944	411,224
Sage Group PLC	2,652	23,546
Schroders PLC	9,585	376,214
Segro PLC	54,440	345,276
Severn Trent PLC	9,541	316,725
Sky PLC	19,115	266,747
Smith & Nephew PLC	20,481	347,658
Smiths Group PLC	18,020	292,834
SSE PLC	15,309	339,687
Standard Chartered PLC	37,329	286,168
Standard Life PLC	77,875	382,472
Tate & Lyle PLC	34,732	316,161
Travis Perkins PLC	7,665	213,484
Tullow Oil PLC†	43,864	146,438
United Utilities Group PLC	43,128	605,905
Weir Group PLC	7,671	133,212
Whitbread PLC	4,680	285,501
WM Morrison Supermarkets PLC	83,780	240,501

		22,585,086

United States — 52.2%
3M Co.	5,723	963,295
Abbott Laboratories	16,100	638,043
AbbVie, Inc.	20,175	1,269,613
Activision Blizzard, Inc.	9,737	382,275
Adobe Systems, Inc.†	7,642	760,150
Advance Auto Parts, Inc.	1,590	244,606
Aetna, Inc.	5,539	627,181
Affiliated Managers Group, Inc.†	2,068	358,839
Aflac, Inc.	9,919	688,974
Agilent Technologies, Inc.	2,604	119,498
Air Products & Chemicals, Inc.	7,143	1,018,878
Akamai Technologies, Inc.†	2,248	122,696
Albemarle Corp.	3,348	262,818
Alexion Pharmaceuticals, Inc.†	3,151	475,486
Alliance Data Systems Corp.†	801	177,974
Allstate Corp.	13,980	943,790
Alphabet, Inc., Class A†	4,082	3,056,806
Alphabet, Inc., Class C†	3,010	2,214,517
Amazon.com, Inc.†	4,951	3,578,533
American Airlines Group, Inc.	1,777	56,704
American Express Co.	15,233	1,001,722
American Tower Corp.	7,811	826,248
American Water Works Co., Inc.	1,233	91,365
Ameriprise Financial, Inc.	4,466	454,058
AmerisourceBergen Corp.	4,394	329,462
AMETEK, Inc.	4,930	235,753
Amgen, Inc.	9,758	1,541,276
Amphenol Corp., Class A	3,249	190,781
Anadarko Petroleum Corp.	8,297	430,282
Analog Devices, Inc.	7,494	438,399
ANSYS, Inc.†	4,693	418,146
Antero Resources Corp.†	4,381	127,180
Anthem, Inc.	4,195	554,411
Apache Corp.#	8,099	462,777
Applied Materials, Inc.	21,118	515,702
Archer-Daniels-Midland Co.	11,565	494,635
Arrow Electronics, Inc.†	1,257	81,227

84

VALIC Company I Global Social Awareness Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
Assurant, Inc.	2,981	$260,510
AT&T, Inc.	13,245	518,542
Autodesk, Inc.†	2,812	163,855
Automatic Data Processing, Inc.	12,257	1,076,655
AutoNation, Inc.†	1,279	64,513
AvalonBay Communities, Inc.	1,148	206,502
Avery Dennison Corp.	3,669	272,900
Avon Products, Inc.	16,336	63,710
B/E Aerospace, Inc.	4,255	202,708
Baker Hughes, Inc.	8,524	395,343
Ball Corp.	1,050	75,915
Bank of New York Mellon Corp.	21,716	913,375
Baxalta, Inc.	7,426	335,878
Baxter International, Inc.	7,426	320,506
BB&T Corp.	9,818	357,081
Bed Bath & Beyond, Inc.†	3,896	174,346
Berkshire Hathaway, Inc., Class B†	13,163	1,849,928
Best Buy Co., Inc.	4,707	151,424
Biogen, Inc.†	3,179	921,052
BioMarin Pharmaceutical, Inc.†	3,122	279,887
BlackRock, Inc.	2,225	809,566
BorgWarner, Inc.	4,190	142,586
Boston Scientific Corp.†	8,911	202,369
Bristol-Myers Squibb Co.	24,370	1,747,329
C.H. Robinson Worldwide, Inc.	4,142	310,567
CA, Inc.	12,878	416,217
Cablevision Systems Corp., Class A	8,506	294,988
Cabot Oil & Gas Corp.	6,391	153,192
Calpine Corp.†	5,296	78,381
Capital One Financial Corp.	8,990	658,428
Cardinal Health, Inc.	7,721	609,573
CarMax, Inc.†#	2,030	108,930
Caterpillar, Inc.#	4,114	298,306
CBRE Group, Inc., Class A†	5,334	159,220
CBS Corp., Class B	8,634	476,597
Celanese Corp., Series A	5,247	369,809
Celgene Corp.†	10,195	1,075,776
CenterPoint Energy, Inc.	9,924	223,588
CenturyLink, Inc.	11,855	321,508
Cerner Corp.†	6,248	347,451
CF Industries Holdings, Inc.	2,424	67,048
Charles Schwab Corp.	15,895	486,069
Charter Communications, Inc.†	3,451	755,562
Cheniere Energy, Inc.†	2,716	87,265
Chesapeake Energy Corp.†#	10,364	44,462
Chipotle Mexican Grill, Inc.†	278	122,865
Church & Dwight Co., Inc.	2,946	290,122
Cigna Corp.	3,407	436,471
Cimarex Energy Co.	1,884	219,072
Cincinnati Financial Corp.	7,048	487,017
Cintas Corp.	1,867	176,992
Cisco Systems, Inc.	79,008	2,295,182
CIT Group, Inc.	4,521	154,889
Citrix Systems, Inc.†	3,998	339,510
Clorox Co.	10,593	1,361,624
CME Group, Inc.	5,673	555,330
Coach, Inc.	5,861	231,041
Cobalt International Energy, Inc.†#	5,085	11,390
Cognizant Technology Solutions Corp., Class A†	5,462	335,585
Colgate-Palmolive Co.	16,984	1,195,843
Columbia Pipeline Group, Inc.	10,764	274,913
Comcast Corp., Class A	39,946	2,528,582
ConAgra Foods, Inc.	8,950	409,015
CONSOL Energy, Inc.	3,081	47,324
Continental Resources, Inc.†#	2,757	115,959

Security Description	Shares	Value (Note 2)

United States (continued)
Cooper Cos., Inc.	450	$73,265
Corning, Inc.	14,840	310,008
Costco Wholesale Corp.	10,103	1,503,023
Crown Castle International Corp.	8,215	746,004
CSX Corp.	17,593	464,983
Cummins, Inc.	3,570	408,658
CVS Health Corp.	11,987	1,156,146
D.R. Horton, Inc.	4,690	143,326
Danaher Corp.	15,390	1,513,760
DaVita HealthCare Partners, Inc.†	3,255	251,677
Deere & Co.	8,676	713,948
Delta Air Lines, Inc.	1,570	68,232
Devon Energy Corp.	6,615	238,735
Digital Realty Trust, Inc.#	2,876	274,514
Discover Financial Services	5,813	330,237
DISH Network Corp., Class A†	5,080	253,492
Dollar General Corp.	3,107	279,319
Dollar Tree, Inc.†	4,673	423,093
Dover Corp.	9,002	600,884
Dr Pepper Snapple Group, Inc.	10,355	946,447
Dun & Bradstreet Corp.	2,788	353,797
Eaton Vance Corp.	7,373	268,082
eBay, Inc.†	15,885	388,547
Ecolab, Inc.	6,409	751,391
Edgewell Personal Care Co.	1,407	111,758
Edwards Lifesciences Corp.†	2,808	276,588
Electronic Arts, Inc.†	4,406	338,161
EMC Corp.	23,117	646,120
Emerson Electric Co.	22,504	1,170,658
Energen Corp.	614	29,239
EOG Resources, Inc.	4,095	333,169
EQT Corp.	4,034	295,491
Equifax, Inc.	1,078	135,537
Equinix, Inc.	1,497	541,914
Equity Residential	4,349	300,994
Estee Lauder Cos., Inc., Class A	5,535	508,002
Eversource Energy	3,541	195,605
Expedia, Inc.	1,748	194,448
Expeditors International of Washington, Inc.	11,730	569,492
Express Scripts Holding Co.†	11,911	899,876
F5 Networks, Inc.†	1,441	158,798
Facebook, Inc., Class A†	22,956	2,727,402
Fastenal Co.#	8,190	376,986
FedEx Corp.	4,000	659,880
Fidelity National Information Services, Inc.	12,293	913,001
Fifth Third Bancorp	15,741	297,033
FireEye, Inc.†	799	12,720
First Republic Bank	3,876	280,661
Fiserv, Inc.†	12,266	1,291,978
FleetCor Technologies, Inc.†	891	132,661
Flowserve Corp.	2,762	132,935
FMC Technologies, Inc.†	7,333	199,678
FNF Group	9,250	323,288
Ford Motor Co.#	46,034	620,999
Franklin Resources, Inc.	7,712	288,043
Frontier Communications Corp.#	22,451	116,072
GameStop Corp., Class A#	2,364	68,792
General Growth Properties, Inc.	7,155	192,255
General Mills, Inc.	28,063	1,761,795
Gilead Sciences, Inc.	18,697	1,627,761
Goldman Sachs Group, Inc.	5,138	819,408
Hanesbrands, Inc.	9,177	248,421
Harley-Davidson, Inc.#	4,728	219,332
Hartford Financial Services Group, Inc.	5,857	264,561
Hasbro, Inc.	5,283	461,153

85

VALIC Company I Global Social Awareness Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
HCA Holdings, Inc.†	3,556	$277,439
HCP, Inc.	7,868	258,621
Helmerich & Payne, Inc.#	1,514	92,581
Hershey Co.	7,673	712,438
Hertz Global Holdings, Inc.†	8,163	79,099
Hewlett Packard Enterprise Co.	24,752	457,169
HollyFrontier Corp.	5,571	149,080
Home Depot, Inc.	14,037	1,854,568
Hormel Foods Corp.	214	7,364
Host Hotels & Resorts, Inc.	16,843	259,382
HP, Inc.	24,752	331,182
Humana, Inc.	1,960	338,120
IHS, Inc., Class A†	4,024	494,670
Illinois Tool Works, Inc.	2,451	259,880
Illumina, Inc.†	1,489	215,652
Incyte Corp.†	1,725	145,607
Intel Corp.	61,653	1,947,618
Intercontinental Exchange, Inc.	3,137	850,503
International Flavors & Fragrances, Inc.	1,823	235,167
International Paper Co.	7,172	302,372
Interpublic Group of Cos., Inc.	10,654	254,631
Intuit, Inc.	7,491	798,990
Intuitive Surgical, Inc.†	499	316,720
Iron Mountain, Inc.	3,803	139,722
JB Hunt Transport Services, Inc.	3,516	290,844
Johnson & Johnson	44,881	5,057,640
Johnson Controls, Inc.	8,543	377,173
Juniper Networks, Inc.	6,594	154,366
Kansas City Southern	3,192	297,175
Kellogg Co.	15,556	1,156,900
KeyCorp	14,121	181,031
Kimberly-Clark Corp.	13,134	1,668,543
Kinder Morgan, Inc.	22,465	406,167
KLA-Tencor Corp.	4,540	331,102
Kohl’s Corp.	3,527	127,113
Kraft Heinz Co.	3,017	250,984
Kroger Co.#	8,144	291,229
L Brands, Inc.	4,771	327,052
Lam Research Corp.	2,992	247,768
Lennar Corp., Class A	4,689	213,678
Level 3 Communications, Inc.†	4,959	267,538
Liberty Braves Group, Class C†#	395	5,925
Liberty Braves Group, Series A†#	197	3,065
Liberty Interactive Corp. QVC Group, Class A†	15,276	412,146
Liberty Media Group, Series A†	493	9,604
Liberty Media Group, Series C†	987	18,704
Liberty SiriusXM Group, Series A†	1,975	62,983
Liberty SiriusXM Group, Series C†	3,950	124,228
Lincoln National Corp.	4,513	206,921
Linear Technology Corp.	11,040	522,413
LinkedIn Corp., Class A†	1,066	145,509
LKQ Corp.†	10,988	363,373
Loews Corp.	3,862	156,334
Lowe’s Cos., Inc.	9,390	752,421
lululemon athletica, Inc.†	2,020	131,361
M&T Bank Corp.	3,811	455,415
Macy’s, Inc.	6,279	208,526
ManpowerGroup, Inc.	3,503	279,364
Marathon Oil Corp.	8,032	104,978
Marathon Petroleum Corp.	6,919	240,989
Marriott International, Inc., Class A#	2,741	181,016
Marsh & McLennan Cos., Inc.	7,787	514,487
Masco Corp.	5,662	184,808
MasterCard, Inc., Class A	14,855	1,424,594
Mattel, Inc.	12,911	411,603

Security Description	Shares	Value (Note 2)

United States (continued)
McCormick & Co., Inc.	2,150	$208,701
McDonald’s Corp.	8,965	1,094,268
McKesson Corp.	2,986	546,856
MDU Resources Group, Inc.	12,578	287,659
Mead Johnson Nutrition Co.	2,090	171,965
Medivation, Inc.†	1,848	111,730
MetLife, Inc.	15,977	727,752
Microchip Technology, Inc.#	7,794	402,794
Micron Technology, Inc.†	15,302	194,641
Microsoft Corp.	100,920	5,348,760
Mondelez International, Inc., Class A	44,156	1,964,500
Monster Beverage Corp.†	1,554	233,100
Moody’s Corp.	3,414	336,757
Mosaic Co.	4,581	115,579
Motorola Solutions, Inc.	5,584	386,804
Murphy Oil Corp.#	10,560	326,410
Nasdaq, Inc.	6,716	443,323
National Oilwell Varco, Inc.	13,658	450,031
Navient Corp.	14,800	202,908
NetApp, Inc.	7,429	189,662
Netflix, Inc.†	4,682	480,233
New York Community Bancorp, Inc.	12,075	190,061
Newell Brands, Inc.	7,862	374,939
Newmont Mining Corp.	15,048	487,706
News Corp., Class A	29,052	347,462
NIKE, Inc., Class B	20,710	1,143,606
Noble Energy, Inc.	9,481	338,946
Nordstrom, Inc.#	3,335	126,663
Norfolk Southern Corp.	4,381	368,267
Northern Trust Corp.	5,252	389,173
Nucor Corp.	7,804	378,572
NVIDIA Corp.#	10,317	482,010
Oceaneering International, Inc.	7,174	237,172
Omnicom Group, Inc.	11,877	989,710
ONEOK, Inc.	11,159	482,627
Oracle Corp.	40,001	1,608,040
PACCAR, Inc.	7,845	437,359
Palo Alto Networks, Inc.†	1,314	171,424
Parker-Hannifin Corp.	4,152	476,816
Paychex, Inc.	19,483	1,056,368
PayPal Holdings, Inc.†	15,885	600,294
People’s United Financial, Inc.	22,008	349,487
PepsiCo, Inc.	15,660	1,584,322
Phillips 66	6,407	514,867
Pioneer Natural Resources Co.	934	149,739
PNC Financial Services Group, Inc.	7,974	715,587
Polaris Industries, Inc.#	953	81,024
PPG Industries, Inc.	6,971	750,637
Priceline Group, Inc.†	616	778,827
Principal Financial Group, Inc.	9,465	421,760
Procter & Gamble Co.	30,021	2,432,902
Progressive Corp.	24,476	815,051
Prologis, Inc.	6,021	286,178
Prudential Financial, Inc.	8,857	701,917
Public Storage	1,999	507,166
PulteGroup, Inc.	3,103	58,212
PVH Corp.	1,783	167,245
QUALCOMM, Inc.	21,544	1,183,196
Quanta Services, Inc.†	5,024	120,727
Quest Diagnostics, Inc.	6,487	500,602
Rackspace Hosting, Inc.†	2,572	64,300
Range Resources Corp.#	4,214	179,474
Realogy Holdings Corp.†	2,403	78,818
Red Hat, Inc.†	2,648	205,114
Regeneron Pharmaceuticals, Inc.†	1,040	414,887

86

VALIC Company I Global Social Awareness Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
Regions Financial Corp.	20,245	$199,008
Republic Services, Inc.	6,786	327,628
ResMed, Inc.	2,871	169,561
Robert Half International, Inc.	2,809	116,826
Rockwell Automation, Inc.	4,625	536,731
Roper Technologies, Inc.	2,293	392,286
Ross Stores, Inc.	5,034	268,816
S&P Global, Inc.	4,248	474,969
Salesforce.com, Inc.†	5,625	470,869
SBA Communications Corp., Class A†	5,672	563,797
Scripps Networks Interactive, Inc., Class A#	4,556	293,133
Sealed Air Corp.	2,660	123,530
ServiceNow, Inc.†	1,849	132,444
Sherwin-Williams Co.	1,094	318,452
Simon Property Group, Inc.	2,424	479,079
Sirius XM Holdings, Inc.†#	20,878	83,930
Skyworks Solutions, Inc.#	2,800	186,928
Southwest Airlines Co.	3,337	141,756
Southwestern Energy Co.†#	8,953	122,388
Spectra Energy Corp.	18,192	579,597
Sprint Corp.†#	13,103	49,791
St. Jude Medical, Inc.	6,999	548,442
Stanley Black & Decker, Inc.	3,498	395,904
Staples, Inc.	9,508	83,670
Starbucks Corp.	13,315	730,860
State Street Corp.	9,924	625,807
Stericycle, Inc.†	2,256	221,065
Stryker Corp.	2,613	290,461
SunTrust Banks, Inc.	10,302	451,434
Symantec Corp.	14,541	252,432
Sysco Corp.	11,513	553,890
T-Mobile US, Inc.†	2,750	117,590
T. Rowe Price Group, Inc.	6,856	528,323
Target Corp.	4,611	317,145
TD Ameritrade Holding Corp.	8,363	273,219
Teradata Corp.†	4,578	129,741
Tesla Motors, Inc.†#	938	209,390
Tesoro Corp.	2,371	185,128
Texas Instruments, Inc.#	9,961	603,637
Thermo Fisher Scientific, Inc.	8,190	1,242,996
Tiffany & Co.	3,930	243,503
Time Warner, Inc.	13,219	1,000,150
TJX Cos., Inc.	13,325	1,014,299
Toll Brothers, Inc.†	3,872	112,869
Torchmark Corp.	13,741	846,858
Total System Services, Inc.	12,039	646,494
TransDigm Group, Inc.†	831	219,002
Travelers Cos., Inc.	9,938	1,134,323
Trimble Navigation, Ltd.†	10,103	258,435
TripAdvisor, Inc.†	1,442	97,681
Twenty-First Century Fox, Inc., Class A	21,097	609,281
Twitter, Inc.†#	4,333	65,948
Tyson Foods, Inc., Class A	1,825	116,399
Ulta Salon Cosmetics & Fragrance, Inc.†	1,451	338,098
Under Armour, Inc., Class A†#	2,238	84,440
Under Armour, Inc., Class B†	2,238	78,263
Union Pacific Corp.	14,034	1,181,522
United Continental Holdings, Inc.†	1,548	69,799
United Parcel Service, Inc., Class B	5,144	530,295
United Rentals, Inc.†	1,715	119,484
UnitedHealth Group, Inc.	12,277	1,641,067
Universal Health Services, Inc., Class B	2,540	342,544
US Bancorp	30,198	1,293,078
Valero Energy Corp.	4,416	241,555
Vantiv, Inc., Class A†	3,592	193,142
Varian Medical Systems, Inc.†	3,147	260,540

Security Description	Shares/ Principal Amount	Value (Note 2)

United States (continued)
Ventas, Inc.	5,335	$353,871
VEREIT, Inc.	20,508	196,672
Verisk Analytics, Inc.†	6,616	525,244
Vertex Pharmaceuticals, Inc.†	2,872	267,527
VF Corp.	5,769	359,524
Viacom, Inc., Class B	7,902	350,612
Visa, Inc., Class A	27,304	2,155,378
VMware, Inc., Class A†#	1,751	106,041
Voya Financial, Inc.	5,683	186,743
Vulcan Materials Co.	3,165	369,514
Walgreens Boots Alliance, Inc.	10,661	825,161
Walt Disney Co.	21,553	2,138,489
Waste Management, Inc.	7,537	459,380
WEC Energy Group, Inc.	6,906	415,327
Welltower, Inc.	4,073	280,670
Western Digital Corp.	2,939	136,781
Western Union Co.	11,620	226,009
Weyerhaeuser Co.	7,956	250,614
Whirlpool Corp.	1,050	183,351
Whiting Petroleum Corp.†#	3,366	41,570
Whole Foods Market, Inc.	6,926	224,056
Williams Cos., Inc.	15,656	346,937
Workday, Inc., Class A†	592	44,897
WR Berkley Corp.	7,712	439,815
WW Grainger, Inc.#	1,740	397,329
Wyndham Worldwide Corp.	2,118	142,732
Xerox Corp.	22,329	222,620
Xylem, Inc.	2,072	92,536
Yahoo!, Inc.†	12,184	462,261
Yum! Brands, Inc.	5,094	418,166
Zimmer Biomet Holdings, Inc.	2,580	315,044
Zoetis, Inc.	8,528	404,398

		196,986,799

Total Common Stocks
(cost $350,132,197)		359,007,698

RIGHTS — 0.0%
Banco Popular Espanol SA Expires 06/16/2016 (Strike price EUR 0.31)†	30,897	7,701
Liberty Braves Group Expires 6/16/2016†#	278	609

Total Rights
(cost $0)		8,310

Total Long-Term Investment Securities
(cost $350,132,197)		359,016,008

SHORT-TERM INVESTMENT SECURITIES — 4.8%
Registered Investment Companies — 0.9%
State Street Navigator Securities Lending Prime Portfolio 0.53%(3)(5)	3,266,443	3,266,443

Time Deposits — 3.6%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$13,660,000	13,660,000

U.S. Government Treasuries — 0.3%
United States Treasury Bills 0.29% due 06/16/2016(4)	1,150,000	1,149,929

Total Short-Term Investment Securities
(cost $18,076,304)		18,076,372

TOTAL INVESTMENTS
(cost $368,208,501)(6)	100.0%	377,092,380
Other assets less liabilities	0.0	21,278

NET ASSETS	100.0%	$377,113,658

87

VALIC Company I Global Social Awareness Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $28,521 representing 0.0% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
#	The security or a portion thereof is out on loan (see Note 2).
(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs (see Note 2).
(2)	Illiquid security. At May 31, 2016, the aggregate value of these securities was $8,414 representing 0.0% of net assets.
(3)	At May 31, 2016, the Fund had loaned securities with a total value of $7,393,063. This was secured by collateral of $3,266,443, which was received in cash and subsequently invested in short-term investments currently valued at $3,266,443 as reported in the Portfolio of Investments. Additional collateral of $4,255,031 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.

The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	06/23/2016 to 02/02/2017	$105,643
United States Treasury Notes/Bonds	zero coupon to 8.88%	06/15/2016 to 02/15/2046	4,149,388

(4)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(5)	The rate shown is the 7-day yield as of May 31, 2016.

(6)	See Note 5 for cost of investments on a tax basis.

BR—Bearer Shares

CVA—Certification Van Aandelen (Dutch Cert.)

EUR—Euro Dollar

FDR—Fiduciary Depositary Receipt

RSP—Risparmio Shares-Savings Shares on the Italian Stock Exchange

SDR—Swedish Depositary Receipt

Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of May 31, 2016	Unrealized Appreciation (Depreciation)
167	Long	S&P 500 E-Mini Index	June 2016	$17,108,598	$17,492,415	$383,817

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Australia	$7,864,823	$—	$0	$7,864,823
Portugal	507,377	—	8,414	515,791
Other Countries	350,627,084	—	—	350,627,084
Rights	8,310	—	—	8,310
Short-Term Investment Securities:
Registered Investment Companies	3,266,443	—	—	3,266,443
Other Short-Term Investment Securities	—	14,809,929	—	14,809,929

Total Investments at Value	$362,274,037	$14,809,929	$8,414	$377,092,380

Other Financial Instruments:†
Futures Contracts	$383,817	$—	$—	$383,817

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $131,912,966 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

88

VALIC Company I Global Strategy Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Sovereign	23.4%
Diversified Banking Institutions	7.0
Time Deposits	5.5
Registered Investment Companies	5.4
Medical — Drugs	4.7
Foreign Government Obligations	4.5
Oil Companies — Integrated	3.9
U.S. Government Agencies	3.8
Oil — Field Services	2.5
Banks — Fiduciary	2.4
Banks — Commercial	2.1
Medical — Biomedical/Gene	2.0
Auto — Cars/Light Trucks	2.0
Cable/Satellite TV	1.8
Insurance — Multi-line	1.6
Telecom Services	1.6
Building Products — Cement	1.4
Electronic Components — Semiconductors	1.4
Oil Companies — Exploration & Production	1.3
Applications Software	1.3
Telephone — Integrated	1.3
Chemicals — Diversified	1.3
Web Portals/ISP	1.2
Retail — Drug Store	1.2
Insurance — Life/Health	1.0
Medical Instruments	1.0
Medical — Generic Drugs	0.9
Enterprise Software/Service	0.9
Cellular Telecom	0.9
Food — Retail	0.8
Banks — Super Regional	0.8
Diversified Manufacturing Operations	0.8
Building & Construction Products — Misc.	0.7
Beverages — Non-alcoholic	0.6
Rubber — Tires	0.6
Semiconductor Equipment	0.6
Tools — Hand Held	0.6
Medical — Wholesale Drug Distribution	0.6
Metal — Diversified	0.6
Aerospace/Defense	0.6
Diversified Financial Services	0.5
Machinery — Electrical	0.5
Airlines	0.5
Retail — Building Products	0.5
Photo Equipment & Supplies	0.5
Multimedia	0.5
Publishing — Newspapers	0.4
Electronic Components — Misc.	0.4
Retail — Regional Department Stores	0.4
Auto/Truck Parts & Equipment — Original	0.4
Insurance — Reinsurance	0.4
Semiconductor Components — Integrated Circuits	0.3
Miscellaneous Manufacturing	0.3
Diagnostic Kits	0.3
Aerospace/Defense — Equipment	0.3
Finance — Other Services	0.3
Steel — Specialty	0.3
Retail — Major Department Stores	0.3
Steel — Producers	0.3
Networking Products	0.2
Apparel Manufacturers	0.2
Auto/Truck Parts & Equipment — Replacement	0.2

104.6%

Country Allocation*

United States	33.3%
United Kingdom	8.7
South Korea	8.1
Mexico	7.2
France	5.6
Brazil	5.6
Indonesia	3.7
Germany	3.6
Japan	3.5
Switzerland	3.0
Malaysia	3.1
Ireland	2.4
China	2.1
Netherlands	1.6
Philippines	1.4
Ukraine	1.4
Portugal	1.1
Italy	1.0
Israel	0.9
Singapore	0.9
Poland	0.8
Jersey	0.7
Colombia	0.6
Norway	0.6
Spain	0.6
Sweden	0.5
Thailand	0.4
Luxembourg	0.4
Taiwan	0.3
Cayman Islands	0.3
Bermuda	0.3
Russia	0.3
Hungary	0.3
British Virgin Islands	0.2
Serbia	0.1

104.6%

*	Calculated as a percentage of net assets

89

VALIC Company I Global Strategy Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 59.6%
Bermuda — 0.3%
Kunlun Energy Co., Ltd.	1,460,000	$1,191,185

British Virgin Islands — 0.2%
Michael Kors Holdings, Ltd.†	21,910	935,995

Cayman Islands — 0.3%
Baidu, Inc. ADR†	7,490	1,337,265

China — 2.1%
China Life Insurance Co., Ltd., Class H	634,000	1,418,000
China Telecom Corp., Ltd., Class H	5,876,000	2,729,770
CRRC Corp., Ltd., Class H#	1,401,000	1,328,748
Sinopharm Group Co., Ltd., Class H	538,000	2,492,424
Weichai Power Co., Ltd., Class H#	789,000	919,903

		8,888,845

France — 5.6%
AXA SA	138,045	3,468,193
BNP Paribas SA#	78,570	4,350,503
Cie de Saint-Gobain#	64,110	2,861,840
Cie Generale des Etablissements Michelin#	28,110	2,856,805
Credit Agricole SA#	202,650	2,034,944
Sanofi	39,392	3,229,797
Technip SA	29,310	1,608,902
TOTAL SA#	52,880	2,569,704
Zodiac Aerospace	54,960	1,283,565

		24,264,253

Germany — 3.6%
Deutsche Boerse AG	14,300	1,252,983
Deutsche Lufthansa AG#	164,150	2,300,370
HeidelbergCement AG	23,400	2,001,909
LANXESS AG	54,890	2,622,491
Merck KGaA	32,500	3,252,694
METRO AG	53,700	1,764,398
Siemens AG ADR#	22,154	2,389,420

		15,584,265

Ireland — 2.4%
Allergan PLC†	17,165	4,046,649
CRH PLC	130,981	3,969,121
Medtronic PLC	27,730	2,231,710

		10,247,480

Israel — 0.9%
Teva Pharmaceutical Industries, Ltd. ADR	76,651	3,975,887

Italy — 1.0%
Eni SpA	177,112	2,705,685
UniCredit SpA	536,120	1,715,574

		4,421,259

Japan — 3.5%
Konica Minolta, Inc.	238,500	2,059,024
Nissan Motor Co., Ltd.#	412,900	4,194,812
SoftBank Group Corp.	52,100	2,930,228
Suntory Beverage & Food, Ltd.	61,200	2,890,468
Toshiba Corp.†#	405,000	1,000,659
Toyota Motor Corp. ADR	21,374	2,210,286

		15,285,477

Jersey — 0.7%
Glencore PLC	698,830	1,326,929
Petrofac, Ltd.	145,720	1,641,996

		2,968,925

Luxembourg — 0.4%
Subsea 7 SA†#	194,590	1,728,273

Security Description	Shares	Value (Note 2)

Netherlands — 1.6%
Akzo Nobel NV	41,870	$2,841,787
ING Groep NV CVA	225,161	2,804,632
QIAGEN NV†	60,672	1,300,854

		6,947,273

Norway — 0.6%
Telenor ASA	162,472	2,707,349

Portugal — 0.5%
Galp Energia SGPS SA	157,760	2,067,763

Russia — 0.3%
MMC Norilsk Nickel PJSC ADR	81,789	1,153,225

Singapore — 0.9%
DBS Group Holdings, Ltd.	209,595	2,359,104
Singapore Telecommunications, Ltd.	515,100	1,447,562

		3,806,666

South Korea — 2.6%
Hana Financial Group, Inc.	63,469	1,376,635
Hyundai Mobis Co., Ltd.	7,673	1,641,731
KB Financial Group, Inc. ADR#	35,718	1,027,250
POSCO ADR	26,885	1,173,261
Samsung Electronics Co., Ltd.	5,502	5,964,578

		11,183,455

Spain — 0.6%
Telefonica SA ADR#	251,485	2,622,988

Sweden — 0.5%
Getinge AB, Class B	94,800	2,022,982

Switzerland — 3.0%
ABB, Ltd.	112,050	2,331,181
Chubb, Ltd.	14,997	1,898,770
Credit Suisse Group AG	180,790	2,477,223
Novartis AG	14,950	1,186,675
Roche Holding AG	13,020	3,417,423
Swiss Re AG	17,590	1,580,269

		12,891,541

Taiwan — 0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	293,914	1,410,427

Thailand — 0.4%
Bangkok Bank PCL NVDR	417,900	1,912,572

United Kingdom — 8.7%
Aviva PLC	483,460	3,149,586
BAE Systems PLC	338,479	2,370,781
Barclays PLC	1,045,720	2,762,572
BP PLC	700,295	3,623,487
GlaxoSmithKline PLC	126,106	2,639,229
HSBC Holdings PLC	521,183	3,430,622
Kingfisher PLC	393,900	2,094,894
Lloyds Banking Group PLC	1,663,000	1,734,678
Marks & Spencer Group PLC	215,790	1,186,712
Royal Dutch Shell PLC, Class B	161,776	3,890,688
Sky PLC	223,940	3,125,049
Standard Chartered PLC	254,235	1,948,995
Tesco PLC†	761,660	1,821,301
Vodafone Group PLC ADR#	108,276	3,680,301

		37,458,895

United States — 18.6%
Allegheny Technologies, Inc.#	97,860	1,211,507
Alphabet, Inc., Class A†	5,000	3,744,250
Amgen, Inc.	24,670	3,896,627

90

VALIC Company I Global Strategy Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares/ Principal Amount(5)		Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
Apache Corp.		47,060	$2,689,008
Applied Materials, Inc.		112,010	2,735,284
Baker Hughes, Inc.		40,000	1,855,200
Capital One Financial Corp.		46,540	3,408,590
Chesapeake Energy Corp.†#		129,770	556,713
Chevron Corp.		22,700	2,292,700
Cisco Systems, Inc.		32,620	947,611
Citigroup, Inc.		91,400	4,256,498
Comcast Corp., Class A		73,645	4,661,728
ConocoPhillips		14,270	624,883
CVS Health Corp.		24,640	2,376,528
Devon Energy Corp.		20,980	757,168
General Motors Co.		62,910	1,967,825
Gilead Sciences, Inc.		43,920	3,823,675
Halliburton Co.		95,150	4,013,427
Ionis Pharmaceuticals, Inc.†#		33,190	753,081
JPMorgan Chase & Co.		79,710	5,202,672
Knowles Corp.†		124,030	1,813,319
Macy’s, Inc.		49,680	1,649,873
Merck & Co., Inc.		24,620	1,385,121
Microsoft Corp.		106,894	5,665,382
Morgan Stanley		86,680	2,372,432
News Corp., Class A		158,573	1,896,533
Oracle Corp.		94,510	3,799,302
Pfizer, Inc.		39,859	1,383,107
Stanley Black & Decker, Inc.		22,670	2,565,791
Twenty-First Century Fox, Inc., Class A		70,157	2,026,134
Voya Financial, Inc.		48,540	1,595,024
Walgreens Boots Alliance, Inc.		32,770	2,536,398

			80,463,391

Total Common Stocks
(cost $246,454,349)			257,477,636

FOREIGN GOVERNMENT OBLIGATIONS — 25.8%
Brazil — 5.6%
Brazil Letras do Tesouro Nacional Bills zero coupon due 07/01/2016	BRL	40,000	10,936
Brazil Letras do Tesouro Nacional Bills zero coupon due 10/01/2016	BRL	950,000	251,138
Brazil Letras do Tesouro Nacional Notes 10.00% due 01/01/2023	BRL	60,000	15,281
Brazil Letras do Tesouro Nacional Notes 10.00% due 01/01/2027	BRL	30,790,000	7,472,105
Brazil Notas do Tesouro Nacional Notes 6.00% due 08/15/2016(1)	BRL	1,335,011	373,435
Brazil Notas do Tesouro Nacional Notes 6.00% due 08/15/2018(1)	BRL	4,786,434	1,338,859
Brazil Notas do Tesouro Nacional Notes 6.00% due 05/15/2045(1)	BRL	13,696,121	3,673,804
Brazil Notas do Tesouro Nacional Senior Notes 10.00% due 01/01/2017	BRL	8,345,000	2,355,973
Brazil Notas do Tesouro Nacional Bonds 10.00% due 01/01/2021	BRL	3,540,000	930,977
Brazil Notas do Tesouro Nacional Notes 10.00% due 01/01/2025	BRL	30,970,000	7,668,409

			24,090,917

Security Description	Principal Amount(5)		Value (Note 2)

Colombia — 0.6%
Colombian Titulos De Tesoreria Bonds 6.00% due 04/28/2028	COP	773,000,000	$209,183
Colombian Titulos De Tesoreria Bonds 7.50% due 08/26/2026	COP	3,552,000,000	1,099,303
Colombian Titulos De Tesoreria Bonds 7.75% due 09/18/2030	COP	4,402,000,000	1,357,666
Republic of Colombia Senior Notes 4.38% due 03/21/2023	COP	64,000,000	16,967
Republic of Colombia Senior Notes 7.75% due 04/14/2021	COP	329,000,000	105,963

			2,789,082

Hungary — 0.3%
Republic of Hungary Senior Bonds 6.25% due 01/29/2020		740,000	823,990
Republic of Hungary Senior Bonds 6.38% due 03/29/2021		260,000	295,100

			1,119,090

Indonesia — 3.7%
Republic of Indonesia Senior Notes 5.63% due 05/15/2023	IDR	87,000,000	5,640
Republic of Indonesia Senior Notes 7.00% due 05/15/2022	IDR	294,000,000	20,828
Republic of Indonesia Senior Notes 7.88% due 04/15/2019	IDR	347,000,000	25,699
Republic of Indonesia Senior Notes 8.25% due 07/15/2021	IDR	4,525,000,000	341,185
Republic of Indonesia Senior Notes 8.38% due 03/15/2024	IDR	122,146,000,000	9,252,363
Republic of Indonesia Senior Notes 8.38% due 09/15/2026	IDR	2,628,000,000	199,272
Republic of Indonesia Senior Notes 8.38% due 03/15/2034	IDR	8,380,000,000	632,737
Republic of Indonesia Senior Bonds 9.00% due 09/15/2018	IDR	2,780,000,000	210,963
Republic of Indonesia Senior Notes 9.00% due 03/15/2029	IDR	1,124,000,000	88,660
Republic of Indonesia Senior Bonds 10.25% due 07/15/2022	IDR	116,000,000	9,563
Republic of Indonesia Senior Bonds 11.00% due 11/15/2020	IDR	13,282,000,000	1,098,958
Republic of Indonesia Senior Bonds 11.50% due 09/15/2019	IDR	44,962,000,000	3,690,422
Republic of Indonesia Senior Bonds 12.80% due 06/15/2021	IDR	7,078,000,000	631,649
Republic of Indonesia Senior Bonds 12.90% due 06/15/2022	IDR	229,000,000	20,973

			16,228,912

91

VALIC Company I Global Strategy Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount(5)		Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Malaysia — 2.5%
Government of Malaysia Senior Notes 3.17% due 07/15/2016	MYR	21,316,000	$5,161,414
Government of Malaysia Senior Notes 3.26% due 03/01/2018	MYR	6,056,000	1,474,776
Government of Malaysia Senior Notes 3.31% due 10/31/2017	MYR	1,170,000	284,828
Government of Malaysia Senior Notes 3.39% due 03/15/2017	MYR	7,020,000	1,706,708
Government of Malaysia Senior Bonds 3.81% due 02/15/2017	MYR	4,465,000	1,087,932
Government of Malaysia Senior Notes 4.01% due 09/15/2017	MYR	987,000	242,259
Government of Malaysia Senior Bonds 4.24% due 02/07/2018	MYR	693,000	171,414
Government of Malaysia Senior Notes 4.26% due 09/15/2016	MYR	2,740,000	666,183

			10,795,514

Mexico — 4.1%
United Mexican States Bonds 2.50% due 12/10/2020(1)	MXN	2,266,457	122,208
United Mexican States Bonds 3.50% due 12/14/2017(1)	MXN	4,348,560	242,839
United Mexican States Bonds 4.00% due 06/13/2019(1)	MXN	2,906,270	165,817
United Mexican States Bonds 4.75% due 06/14/2018	MXN	49,890,000	2,698,302
United Mexican States Bonds 5.00% due 06/16/2016(1)	MXN	4,543,757	246,061
United Mexican States Bonds 5.00% due 06/15/2017	MXN	102,220,000	5,570,847
United Mexican States Senior Bonds 7.25% due 12/15/2016	MXN	136,906,000	7,533,159
United Mexican States Bonds 7.75% due 12/14/2017	MXN	19,000,000	1,081,495

			17,660,728

Philippines — 1.1%
Republic of the Philippines Senior Notes 2.13% due 05/23/2018	PHP	90,135,000	1,913,175
Republic of the Philippines Senior Notes 2.88% due 05/22/2017	PHP	6,400,000	137,285
Republic of the Philippines Senior Notes 3.88% due 11/22/2019	PHP	114,190,000	2,535,875
Republic of the Philippines Senior Notes 5.00% due 08/18/2018	PHP	2,700,000	60,938

Security Description	Principal Amount(5)		Value (Note 2)

Philippines (continued)
Republic of the Philippines Senior Notes 5.88% due 01/31/2018	PHP	2,050,000	$46,603

			4,693,876

Poland — 0.8%
Government of Poland FRS Bonds 1.75% due 01/25/2017	PLN	1,357,000	344,790
Government of Poland FRS Bonds 1.75% due 01/25/2021	PLN	1,376,000	342,988
Government of Poland Bonds 4.75% due 10/25/2016	PLN	10,925,000	2,806,048
Government of Poland Bonds 4.75% due 04/25/2017	PLN	30,000	7,828

			3,501,654

Portugal — 0.6%
Republic of Portugal Obrigacoes Do Tesouro Notes 3.88% due 02/15/2030*(2)	EUR	2,140,000	2,469,009
Republic of Portugal Obrigacoes Do Tesouro Senior Notes 4.95% due 10/25/2023*(2)	EUR	15,000	19,253
Republic of Portugal Obrigacoes Do Tesouro Senior Notes 5.65% due 02/15/2024*(2)	EUR	37,400	49,703

			2,537,965

Serbia — 0.1%
Republic of Serbia Senior Notes 5.25% due 11/21/2017*		270,000	279,788

South Korea — 5.0%
Bank of Korea Senior Notes 1.56% due 10/02/2017	KRW	3,146,300,000	2,642,618
Bank of Korea Senior Notes 1.70% due 08/02/2017	KRW	617,100,000	519,086
Bank of Korea Senior Notes 2.46% due 08/02/2016	KRW	1,376,500,000	1,156,843
Bank of Korea Senior Notes 2.79% due 06/02/2016	KRW	7,413,000,000	6,220,433
Republic of South Korea Senior Notes 1.50% due 06/10/2019	KRW	815,600,000	684,291
Republic of South Korea Senior Notes 1.75% due 12/10/2018	KRW	1,386,600,000	1,170,860
Republic of South Korea Senior Notes 2.00% due 12/10/2017	KRW	2,294,600,000	1,940,115
Republic of South Korea Senior Notes 2.00% due 03/10/2021	KRW	6,188,290,000	5,291,647
Republic of South Korea Senior Notes 2.75% due 06/10/2016	KRW	584,050,000	490,222
Republic of South Korea Senior Notes 3.00% due 12/10/2016	KRW	1,545,600,000	1,307,055

			21,423,170

92

VALIC Company I Global Strategy Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount(5)		Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Ukraine — 1.4%
Government of Ukraine VRS Senior Bonds zero coupon due 05/31/2040*		$1,520,000	$471,504
Government of Ukraine Senior Notes 7.75% due 09/01/2019*		152,590	147,402
Government of Ukraine Senior Notes 7.75% due 09/01/2020*		925,000	882,404
Government of Ukraine Senior Notes 7.75% due 09/01/2021#*		859,000	809,779
Government of Ukraine Senior Notes 7.75% due 09/01/2022*		859,000	803,337
Government of Ukraine Senior Notes 7.75% due 09/01/2023*		859,000	799,042
Government of Ukraine Senior Notes 7.75% due 09/01/2024*		633,000	585,651
Government of Ukraine Senior Notes 7.75% due 09/01/2025*		633,000	584,069
Government of Ukraine Senior Bonds 7.75% due 09/01/2026*		633,000	579,322
Government of Ukraine Senior Bonds 7.75% due 09/01/2027*		633,000	576,157

			6,238,667

Total Foreign Government Obligations
(cost $126,510,172)			111,359,363

Total Long-Term Investment Securities
(cost $372,964,521)			368,836,999

SHORT-TERM INVESTMENT SECURITIES — 19.2%
Foreign Government Obligations — 4.5%
Bank Negara Malaysia Monetary Notes
0.94% due 09/22/2016	MYR	780,000	187,402
3.05% due 07/05/2016	MYR	670,000	161,875
3.05% due 07/19/2016	MYR	1,060,000	255,839
3.05% due 09/15/2016	MYR	450,000	108,171
3.05% due 10/06/2016	MYR	350,000	84,004
3.05% due 10/11/2016	MYR	1,420,000	340,691
3.05% due 10/18/2016	MYR	1,060,000	254,186
3.08% due 06/07/2016	MYR	1,490,000	360,729
3.10% due 09/15/2016	MYR	200,0000	48,076
3.11% due 09/15/2016	MYR	330,000	79,325

			1,880,298

Bank of Korea
1.56% due 08/09/2016	KRW	1,285,000,000	1,078,301
1.57% due 01/09/2017	KRW	60,100,000	50,451
1.61% due 11/09/2016	KRW	995,700,000	835,881

			1,964,633

Government of Malaysia
2.50% due 01/20/2017	MYR	170,000	40,478
2.70% due 01/20/2017	MYR	220,000	52,384
3.05% due 08/05/2016	MYR	410,000	98,841

			191,703

Security Description	Principal Amount(5)		Value (Note 2)

Foreign Government Obligations (continued)
Republic of the Philippines
1.20% due 09/14/2016	PHP	3,170,000	$67,518
1.25% due 08/24/2016	PHP	7,030,000	149,836
1.26% due 08/03/2016	PHP	7,890,000	168,330
1.30% due 07/20/2016	PHP	23,920,000	510,368
1.31% due 11/02/2016	PHP	3,320,000	70,511
1.32% due 03/15/2017	PHP	6,350,000	134,164
1.36% due 02/22/2017	PHP	9,450,000	199,870
1.37% due 01/18/2017	PHP	25,910,000	548,556
1.39% due 06/08/2016	PHP	4,310,000	92,119
1.47% due 05/03/2017	PHP	3,580,000	75,487
1.53% due 12/07/2016	PHP	4,350,000	92,337

			2,109,096

United Mexican States
3.36% due 06/09/2016	MXN	1,537,800	83,242
3.42% due 10/13/2016	MXN	129,700	6,918
3.43% due 07/21/2016	MXN	4,976,300	268,177
3.43% due 08/04/2016	MXN	14,319,600	770,563
3.44% due 07/07/2016	MXN	8,980,800	484,693
3.46% due 06/23/2016	MXN	1,350,800	243,355
3.48% due 08/18/2016	MXN	970,700	52,121
3.49% due 06/09/2016	MXN	15,131,300	819,062
3.49% due 06/23/2016	MXN	16,582,500	896,286
3.49% due 08/18/2016	MXN	647,100	34,746
3.49% due 12/08/2016	MXN	5,606,200	297,041
3.50% due 06/09/2016	MXN	15,792,400	854,847
3.51% due 06/09/2016	MXN	3,137,100	169,812
3.51% due 10/13/2016	MXN	198,000	10,561
3.53% due 12/08/2016	MXN	1,568,500	83,106
3.55% due 06/23/2016	MXN	5,296,100	320,307
3.55% due 12/08/2016	MXN	14,279,700	756,601
3.56% due 10/13/2016	MXN	1,568,500	83,661
3.57% due 06/23/2016	MXN	4,052,400	219,033
3.61% due 10/13/2016	MXN	7,289,400	388,804
3.63% due 06/23/2016	MXN	3,335,200	180,268
3.63% due 08/18/2016	MXN	9,995,900	536,722
3.76% due 07/07/2016	MXN	1,683,100	90,837
3.76% due 07/21/2016	MXN	9,025,900	486,413
3.79% due 06/23/2016	MXN	5,241,700	283,315
3.86% due 07/07/2016	MXN	6,332,000	341,738
3.87% due 10/27/2016	MXN	8,385,900	446,521
3.89% due 10/13/2016	MXN	4,513,000	240,715
3.90% due 11/10/2016	MXN	1,557,600	82,788
3.92% due 06/09/2016	MXN	2,005,200	108,542
3.92% due 08/18/2016	MXN	2,645,700	142,059
3.96% due 09/29/2016	MXN	6,384,900	341,140
3.98% due 06/23/2016	MXN	2,787,600	150,670
3.99% due 07/07/2016	MXN	1,784,100	96,288
4.00% due 08/04/2016	MXN	1,115,000	60,000
4.00% due 10/13/2016	MXN	2,870,000	153,081
4.01% due 08/04/2016	MXN	1,672,600	90,006
4.01% due 09/01/2016	MXN	2,022,400	108,418
4.03% due 12/08/2016	MXN	4,305,000	228,098
4.03% due 02/02/2017	MXN	2,076,800	109,274
4.03% due 03/30/2017	MXN	4,955,300	258,870
4.06% due 03/30/2017	MXN	1,038,400	54,247
4.07% due 08/18/2016	MXN	6,385,900	342,886
4.07% due 03/30/2017	MXN	1,557,600	81,371
4.08% due 08/18/2016	MXN	4,257,200	228,587
4.08% due 02/02/2017	MXN	6,284,800	330,684
4.11% due 10/13/2016	MXN	3,902,600	208,158
4.11% due 02/02/2017	MXN	9,302,200	489,449
4.13% due 12/08/2016	MXN	4,257,300	225,571
4.14% due 12/08/2016	MXN	3,193,000	169,179

			13,508,831

Total Foreign Government Obligations
(cost $20,425,138)			19,654,561

93

VALIC Company I Global Strategy Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount(5)	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES (continued)
Registered Investment Companies — 5.4%
State Street Navigator Securities Lending Prime Portfolio 0.53%(3)(4) (cost $23,165,807)	$23,165,807	$23,165,807

Time Deposits — 5.5%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016 (cost $23,903,000)	23,903,000	23,903,000

U.S. Government Agencies — 3.8%
Federal Home Loan Bank Disc. Notes 0.15% due 06/01/2016	9,935,000	9,935,000
Federal Home Loan Mtg. Corp. Disc. Notes 0.20% due 06/01/2016	6,400,000	6,400,000

(cost $16,335,000)		16,335,000

Total Short-Term Investment Securities
(cost $83,828,945)		83,058,368

TOTAL INVESTMENTS
(cost $456,793,466)(6)	104.6%	451,895,367
Liabilities in excess of other assets	(4.6)	(19,960,296)

NET ASSETS	100.0%	$431,935,071

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $9,056,420 representing 2.1% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	Principal amount of security is adjusted for inflation.
(2)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of May 31, 2016, the Global Strategy Fund held the following restricted securities:

Description	Acquisition Date	Principal Amount		Acquisition Cost	Value	Value Per Share	% of Net Assets
Foreign Government Obligations
Republic of Portugal Obrigacoes Do Tesouro 3.88% due 02/15/2030	09/03/2014	EUR	2,140,000	$2,799,741	$2,469,009	$1.15	0.57%
Republic of Portugal Obrigacoes Do Tesouro 4.95% due 10/25/2023	07/11/2014	EUR	15,000	21,891	19,253	1.28	0.01
Republic of Portugal Obrigacoes Do Tesouro 5.65% due 02/15/2024	07/11/2014	EUR	37,400	56,726	49,703	1.33	0.01

					$2,537,965		0.59%

(3)	At May 31, 2016, the Fund had loaned securities with a total value of $25,090,672. This was secured by collateral of $23,165,807, which was received in cash and subsequently invested in short-term investments currently valued at $23,165,807 as reported in the Portfolio of Investments. Additional collateral of $3,103,414 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.

The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	06/16/2016 to 09/08/2016	$1,182,560
United States Treasury Notes/Bonds	0.13% to 3.88%	06/30/2016 to 08/15/2045	1,920,854

(4)	The rate shown is the 7-day yield as of May 31, 2016.
(5)	Denominated in United States Dollar unless otherwise indicated.
(6)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

BRL—Brazilian Real

COP—Columbian Peso

CVA—Certification Van Aandelen (Dutch Cert.)

EUR—Euro

IDR—Indonesian Rupiah

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NVDR—Non-Voting Depositary Receipt

PHP—Philippine Peso

PJSC—Public Joint Stock Company

PLN—Polish Zloty

FRS—Floating Rate Security

VRS—Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at May 31, 2016 and unless noted otherwise, the dates shown are the original maturity dates.

Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	EUR	934,000	USD	1,049,358	06/30/2016	$9,127	$–
	EUR	1,662,700	USD	1,888,894	07/28/2016	35,339	–
	EUR	1,662,700	USD	1,888,727	07/29/2016	35,111	–
	EUR	1,007,000	USD	1,151,649	08/11/2016	28,520	–
	EUR	214,240	USD	240,077	08/26/2016	1,005	–

						109,102	–

Barclays Investment, Inc.	EUR	453,864	USD	524,467	06/06/2016	19,413	–
	EUR	709,208	USD	781,058	06/09/2016	–	(8,213)
	EUR	130,161	USD	145,145	06/16/2016	253	–

94

VALIC Company I Global Strategy Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
	EUR	72,605	USD	82,120	06/23/2016	$1,278	$–
	EUR	131,194	USD	147,671	06/24/2016	1,587	–
	EUR	188,102	USD	214,854	07/01/2016	5,350	–
	EUR	2,317,000	USD	2,538,042	07/19/2016	–	(44,151)
	EUR	181,000	USD	198,451	07/21/2016	–	(3,279)
	EUR	72,605	USD	81,584	07/25/2016	653	–
	EUR	391,113	USD	435,416	10/27/2016	–	(2,052)
	EUR	664,629	USD	728,590	01/27/2017	–	(17,673)
	EUR	453,000	USD	513,306	02/08/2017	4,397	–
	EUR	1,629,000	USD	1,866,671	02/13/2017	36,218	–
	JPY	39,140,000	USD	332,993	07/15/2016	–	(20,985)
	JPY	45,070,000	USD	402,088	08/31/2016	–	(6,119)
	JPY	40,123,600	USD	355,457	09/09/2016	–	(8,078)
	JPY	24,850,000	USD	205,729	09/20/2016	–	(19,523)
	JPY	39,800,000	USD	335,003	10/13/2016	–	(26,106)
	JPY	557,000,000	USD	5,166,137	11/07/2016	107,220	–
	JPY	116,230,000	USD	1,007,847	02/09/2017	–	(52,503)
	JPY	22,560,000	USD	204,034	02/27/2017	–	(1,962)
	USD	293,437	CLP	200,300,000	06/23/2016	–	(4,870)
	USD	81,578	EUR	72,605	06/23/2016	–	(735)

						176,369	(216,249)

Citibank N.A.	AUD	1,364,000	USD	976,160	06/14/2016	–	(9,222)
	AUD	1,355,000	USD	976,115	09/14/2016	303	–
	AUD	638,000	USD	461,848	11/21/2016	3,375	–
	EUR	795,744	USD	876,256	06/09/2016	–	(9,320)
	EUR	89,576	USD	99,933	06/16/2016	220	–
	EUR	1,111,160	USD	1,242,747	07/15/2016	4,573	–
	EUR	291,881	USD	327,063	07/28/2016	1,678	–
	EUR	685,000	USD	757,713	08/05/2016	–	(6,122)
	EUR	419,900	USD	481,537	08/09/2016	13,246	–
	EUR	124,811	USD	137,086	08/10/2016	–	(2,113)
	JPY	32,100,000	USD	260,561	06/08/2016	–	(29,354)
	JPY	79,600,000	USD	641,547	06/10/2016	–	(77,413)
	JPY	38,770,000	USD	319,966	06/20/2016	–	(30,351)
	JPY	72,889,000	USD	592,603	07/25/2016	–	(66,791)
	JPY	80,345,200	USD	653,399	08/08/2016	–	(73,760)
	JPY	90,060,000	USD	817,316	02/16/2017	–	(4,574)
	KRW	786,000,000	USD	646,116	06/16/2016	–	(13,202)
	KRW	1,048,000,000	USD	864,901	09/19/2016	–	(13,019)
	KRW	1,051,000,000	USD	899,021	11/14/2016	18,905	–
	KRW	721,000,000	USD	616,187	11/16/2016	12,424	–
	KRW	2,989,000,000	USD	2,527,482	11/21/2016	24,583	–
	USD	135,629	INR	9,291,000	06/13/2016	2,188	–
	USD	477,957	CLP	327,410,000	06/15/2016	–	(5,943)

						81,495	(341,184)

Deutsche Bank AG	CLP	150,532,000	USD	218,479	06/02/2016	1,223	–
	CLP	78,897,000	USD	114,426	06/03/2016	568	–
	EUR	36,531	USD	40,991	06/30/2016	305	–
	EUR	344,183	MYR	1,491,000	07/20/2016	–	(23,601)
	EUR	346,168	MYR	1,683,000	07/22/2016	20,471	–
	EUR	120,000	USD	132,329	07/25/2016	–	(1,432)
	EUR	501,100	MYR	2,164,000	07/27/2016	–	(36,330)
	EUR	316,000	USD	344,487	07/27/2016	–	(7,773)
	EUR	1,083,000	USD	1,186,264	07/29/2016	–	(21,089)
	EUR	133,071	USD	152,493	08/15/2016	4,055	–
	EUR	137,755	USD	156,287	08/19/2016	2,603	–
	EUR	6,734,000	USD	7,530,868	08/29/2016	15,562	–
	EUR	80,784	USD	91,367	08/31/2016	1,204	–
	EUR	630,927	USD	715,471	10/11/2016	10,196	–
	EUR	2,960,031	MYR	14,333,653	10/17/2016	134,109	–
	EUR	746,000	USD	809,597	11/18/2016	–	(25,522)
	EUR	122,735	USD	132,561	11/28/2016	–	(4,888)
	EUR	2,501,000	USD	2,762,905	01/19/2017	–	(44,291)
	EUR	133,000	USD	146,885	01/23/2017	–	(2,424)
	EUR	1,190,000	USD	1,312,951	02/03/2017	–	(23,623)
	JPY	23,100,000	USD	187,582	06/13/2016	–	(21,086)
	JPY	43,140,000	USD	356,626	06/17/2016	–	(33,131)
	JPY	43,210,000	USD	353,601	06/22/2016	–	(36,867)
	JPY	39,300,000	USD	330,892	10/13/2016	–	(25,680)
	JPY	686,286,000	USD	5,651,375	11/18/2016	–	(584,607)
	JPY	58,120,000	USD	503,530	01/23/2017	–	(26,245)

95

VALIC Company I Global Strategy Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
	JPY	762,755,000	USD	7,116,646	05/16/2017	$124,067	$–
	KRW	920,000,000	USD	770,197	06/20/2016	–	(1,468)
	KRW	920,000,000	USD	782,040	11/23/2016	11,670	–
	USD	214,357	CLP	150,532,000	06/02/2016	2,899	–
	USD	112,871	CLP	78,897,000	06/03/2016	987	–
	USD	262,640	CLP	181,130,000	06/13/2016	–	(1,468)
	USD	80,848	INR	5,431,000	06/13/2016	–	(288)
	USD	50,420	CLP	35,010,000	06/20/2016	31	–
	USD	91,279	CLP	63,250,000	06/23/2016	–	(156)
	USD	38,280	CLP	26,660,000	06/28/2016	112	–
	USD	56,739	CLP	39,428,000	06/30/2016	30	–
	USD	316,327	CLP	215,235,000	07/07/2016	–	(6,622)
	USD	94,524	CLP	64,045,000	07/18/2016	–	(2,471)
	USD	974,596	INR	65,614,000	07/20/2016	–	(7,404)
	USD	158,070	INR	10,622,000	07/25/2016	–	(1,628)
	USD	433,816	INR	29,224,000	07/27/2016	–	(3,549)
	USD	562,014	INR	37,942,150	07/29/2016	–	(3,580)
	USD	581,568	INR	39,235,750	08/09/2016	–	(5,171)
	USD	78,610	INR	5,308,000	08/10/2016	–	(646)
	USD	467,077	INR	31,543,000	08/16/2016	–	(4,241)
	USD	265,217	CLP	181,130,000	08/17/2016	–	(5,634)
	USD	54,493	CLP	38,085,000	08/31/2016	16	–
	USD	330,080	CLP	229,429,000	09/02/2016	–	(1,775)

						330,108	(964,690)

Goldman Sachs International	EUR	316,000	USD	346,775	01/27/2017	–	(8,037)
	EUR	849,000	USD	968,174	02/16/2017	14,055	–
	JPY	11,563,000	USD	98,697	01/10/2017	–	(6,634)
	JPY	45,170,000	USD	406,158	02/16/2017	–	(6,065)
	KRW	2,075,000,000	USD	1,677,351	06/07/2016	–	(63,515)
	KRW	2,075,000,000	USD	1,734,805	09/07/2016	–	(3,578)
	USD	1,738,875	KRW	2,075,000,000	06/07/2016	1,990	–

						16,045	(87,829)

HSBC Bank PLC	EUR	1,058,658	USD	1,200,137	06/06/2016	22,076	–
	EUR	372,921	USD	405,366	06/09/2016	–	(9,655)
	EUR	686,000	USD	757,275	08/05/2016	–	(7,674)
	EUR	1,696,257	KRW	2,228,406,400	09/30/2016	–	(28,723)
	EUR	1,286,393	MYR	5,686,371	10/17/2016	–	(72,141)
	EUR	235,000	USD	264,431	02/10/2017	405	–
	JPY	48,100,000	USD	391,805	06/09/2016	–	(42,624)
	JPY	69,900,000	USD	563,869	06/10/2016	–	(67,479)
	JPY	43,210,000	USD	360,384	06/16/2016	–	(29,990)
	JPY	78,700,000	USD	662,263	10/11/2016	–	(51,729)
	JPY	67,990,000	USD	603,470	02/16/2017	–	(17,008)
	KRW	1,488,000,000	USD	1,201,567	06/02/2016	–	(46,965)
	KRW	1,485,000,000	USD	1,216,415	09/19/2016	–	(27,584)
	KRW	1,658,000,000	USD	1,425,194	09/26/2016	36,334	–
	KRW	1,666,000,000	USD	1,421,623	09/28/2016	26,079	–
	KRW	2,552,000,000	USD	2,204,085	10/18/2016	66,649	–
	KRW	2,644,000,000	USD	2,294,803	11/02/2016	80,526	–
	KRW	2,045,000,000	USD	1,743,170	11/17/2016	30,705	–
	KRW	1,128,000,000	USD	961,022	11/18/2016	16,451	–
	KRW	1,665,000,000	USD	1,396,812	11/25/2016	2,627	–
	KRW	2,011,000,000	USD	1,697,046	12/02/2016	13,215	–
	KRW	2,214,000,000	USD	1,942,361	04/25/2017	88,780	–
	KRW	617,000,000	USD	538,418	04/26/2017	21,861	–
	USD	1,259,523	KRW	1,488,000,000	06/02/2016	–	(10,991)
	USD	578,026	INR	39,026,000	07/29/2016	–	(3,639)
	USD	313,946	INR	21,106,500	08/05/2016	–	(3,668)
	USD	798,014	INR	53,896,000	08/16/2016	–	(7,187)
	USD	805,907	MXN	14,850,450	03/10/2017	–	(23,387)

						405,708	(450,444)

JPMorgan Chase & Co.	AUD	2,023,000	USD	1,463,752	06/14/2016	2,294	–
	AUD	5,929,000	USD	4,495,961	06/22/2016	213,948	–
	AUD	1,740,000	USD	1,319,268	10/31/2016	68,057	–
	AUD	4,807,000	USD	3,515,840	11/16/2016	60,937	–
	AUD	1,371,000	USD	975,712	12/12/2016	–	(8,897)
	AUD	682,000	USD	488,230	12/14/2016	–	(1,535)
	EUR	2,336,911	MYR	11,097,756	07/08/2016	77,827	–
	EUR	2,711,072	USD	2,960,192	07/15/2016	–	(60,777)
	EUR	2,307,820	MYR	11,153,000	07/19/2016	120,976	–

96

VALIC Company I Global Strategy Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
	EUR	2,174,000	USD	2,366,921	07/25/2016	$–	$(56,384)
	EUR	491,952	MYR	2,164,000	07/29/2016	–	(26,228)
	EUR	686,000	USD	765,089	07/29/2016	320	–
	EUR	2,153,000	USD	2,384,458	01/19/2017	–	(32,132)
	EUR	375,660	USD	414,590	01/23/2017	–	(7,136)
	INR	8,121,000	USD	119,867	06/03/2016	–	(807)
	JPY	64,760,000	USD	525,366	06/13/2016	–	(59,627)
	JPY	27,300,000	USD	222,480	06/16/2016	–	(24,157)
	JPY	25,450,000	USD	216,331	07/15/2016	–	(13,836)
	JPY	112,000,000	USD	910,421	07/25/2016	–	(102,792)
	JPY	90,220,000	USD	806,824	08/16/2016	–	(9,918)
	JPY	577,091,720	USD	4,880,000	09/26/2016	–	(352,326)
	JPY	52,770,000	USD	449,340	10/19/2016	–	(29,565)
	JPY	56,320,000	USD	462,090	11/14/2016	–	(49,581)
	JPY	52,770,000	USD	455,804	01/19/2017	–	(25,110)
	JPY	116,200,000	USD	1,004,048	02/08/2017	–	(55,976)
	JPY	116,480,000	USD	1,007,578	02/09/2017	–	(55,054)
	JPY	67,952,000	USD	600,076	02/16/2017	–	(20,055)
	JPY	99,670,000	USD	930,917	04/20/2017	18,408	–
	USD	117,427	INR	8,121,000	06/03/2016	3,247	–
	USD	173,500	CLP	118,700,000	06/14/2016	–	(2,360)
	USD	290,670	INR	19,581,000	07/18/2016	–	(1,935)
	USD	72,053	CLP	48,385,000	07/26/2016	–	(2,563)
	USD	241,135	INR	16,267,000	07/29/2016	–	(1,717)
	USD	120,435	INR	8,121,000	08/09/2016	–	(1,133)
	USD	226,365	CLP	159,825,000	08/23/2016	2,555	–
	USD	2,070,571	INR	141,152,250	08/23/2016	–	(1,866)
	USD	118,210	INR	8,121,000	09/06/2016	533	–

						569,102	(1,003,467)

Morgan Stanley and Co. Inc.	EUR	138,000	USD	157,831	08/16/2016	3,889	–
	EUR	118,000	USD	127,323	11/25/2016	–	(4,808)
	USD	171,157	CLP	116,499,000	06/06/2016	–	(3,077)
	USD	54,063	CLP	37,306,500	06/10/2016	–	(257)
	USD	110,377	CLP	74,767,000	06/13/2016	–	(2,570)
	USD	39,681	CLP	26,397,500	08/04/2016	–	(1,803)
	USD	94,469	CLP	65,045,000	08/16/2016	–	(1,242)
	USD	93,541	CLP	65,045,000	08/18/2016	–	(332)
	USD	358,646	CLP	250,640,000	08/22/2016	384	–

						4,273	(14,089)

Standard Chartered Bank	EUR	195,111	USD	212,124	06/09/2016	–	(5,013)
	EUR	1,333,312	USD	1,553,122	08/26/2016	65,270	–
	EUR	686,000	USD	771,249	08/31/2016	5,603	–
	EUR	3,447,257	USD	3,792,672	01/13/2017	–	(75,608)
	EUR	1,210,000	USD	1,378,710	02/16/2017	18,893	–
	JPY	116,210,000	USD	1,006,304	02/08/2017	–	(53,811)

						89,766	(134,432)

UBS AG	EUR	54,521	USD	62,196	07/21/2016	1,430	–
	EUR	974,000	USD	1,106,742	08/19/2016	20,115	–

						21,545	–

Net Unrealized Appreciation (Depreciation)						$1,803,513	$(3,212,384)

Currency Legend

AUD—Australian Dollar

CLP—Chilean Peso

EUR—Euro Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malasian Ringgit

USD—United States Dollar

97

VALIC Company I Global Strategy Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$257,477,636	$—	$—	$257,477,636
Foreign Government Obligations	—	111,359,363	—	111,359,363
Short-Term Investment Securities:
Registered Investment Companies	23,165,807	—	—	23,165,807
Other Short-Term Investment Securities	—	59,892,561	—	59,892,561

Total Investments at Value*	$280,643,443	$171,251,924	$—	$451,895,367

Other Financial Instruments:+
Forward Foreign Currency Contracts	$—	$1,803,513	$—	$1,803,513

LIABILITIES:
Other Financial Instruments:+
Forward Foreign Currency Contracts	$—	$3,212,384	$—	$3,212,384

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
+	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and Other written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $141,769,505 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

See Notes to Financial Statements

98

VALIC Company I Government Securities Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Federal National Mtg. Assoc.	36.8%
United States Treasury Notes	18.6
Federal Home Loan Mtg. Corp.	15.7
United States Treasury Bonds	7.8
Government National Mtg. Assoc.	4.3
Repurchase Agreements	4.0
Diversified Financial Services	2.5
Federal Farm Credit Bank	1.7
Sovereign	1.4
Resolution Funding Corp.	1.2
Insurance — Reinsurance	0.8
Diversified Banking Institutions	0.8
Multimedia	0.4
Pipelines	0.4
Oil Companies — Exploration & Production	0.3
Computers	0.3
Retail — Drug Store	0.2
Brewery	0.2
Medical Instruments	0.2
Electric — Integrated	0.2
Oil Companies — Integrated	0.2
Banks — Commercial	0.2
Chemicals — Diversified	0.2
Telephone — Integrated	0.1
Insurance — Life/Health	0.1
Networking Products	0.1
Cable/Satellite TV	0.1
Auto/Truck Parts & Equipment — Original	0.1
Cosmetics & Toiletries	0.1
Insurance — Mutual	0.1
Medical — Biomedical/Gene	0.1
Insurance — Property/Casualty	0.1
Medical — Generic Drugs	0.1
Registered Investment Companies	0.1
Transport — Rail	0.1
Finance — Credit Card	0.1

99.7%

Credit Quality Allocation†#

Aaa	88.7%
Aa	5.2
A	1.7
Baa	2.2
Not Rated@	2.2

100.0%

*	Calculated as a percentage of net assets.
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.
†	Source: Moody’s
#	Calculated as a percentage of total debt issues, excluding short-term securities.

99

VALIC Company I Government Securities Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Principal Amount	Value (Note 2)

ASSET BACKED SECURITIES — 2.5%
Diversified Financial Services — 2.5%
A10 Securitization LLC Series 2015-1,Class A1 2.10% due 04/15/2034*(1)	$411,677	$411,123
Barclays Commercial Mtg. Securities Trust Series 2015-VFM, Class A1 2.47% due 03/10/2036*(1)	464,872	454,561
Commercial Mtg. Pass Through Certs. VRS Series 2012-CR2, Class XA 1.74% due 08/15/2045(1)(2)	867,774	70,447
DBUBS Mtg. Trust Series 2011-LC2A, Class A1 3.53% due 07/10/2044*(1)	213,685	221,588
DT Auto Owner Trust Series 2016-2A, Class A 1.73% due 08/15/2019*	529,724	529,649
Eleven Madison Trust 2015-11MD Mtg. Trust VRS Series 2015-11MD, Class A 3.55% due 09/10/2035*(1)	398,000	424,114
Progress Residential Trust Series 2015-SFR2, Class A 2.74% due 06/12/2032*	454,805	455,516
Progress Residential Trust Series 2015-SFR3, Class A 3.07% due 11/12/2032*	699,466	709,146
UBS-BAMLL Trust Series 2012-WRM, Class A 3.66% due 06/10/2030*(1)	217,000	225,478
Wells Fargo Resecuritization Trust Series 2012-IO, Class A 1.75% due 08/20/2021*(1)	14,535	14,527
WF-RBS Commercial Mtg. Trust Series 2011-C3, Class A4 4.38% due 03/15/2044*(1)	310,000	338,647

Total Asset Backed Securities
(cost $3,816,505)		3,854,796

U.S. CORPORATE BONDS & NOTES — 5.0%
Auto/Truck Parts & Equipment - Original — 0.1%
Johnson Controls, Inc. Senior Notes 5.00% due 03/30/2020	200,000	216,546

Brewery — 0.2%
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 3.65% due 02/01/2026	288,000	299,506

Cable/Satellite TV — 0.1%
Comcast Corp. Company Guar. Notes 5.70% due 05/15/2018	200,000	217,471

Chemicals - Diversified — 0.2%
Dow Chemical Co. Senior Notes 8.55% due 05/15/2019	200,000	237,197

Computers — 0.3%
Apple, Inc. Senior Notes 2.40% due 05/03/2023	227,000	226,859
Apple, Inc. Senior Notes 2.85% due 05/06/2021	151,000	157,672

		384,531

Cosmetics & Toiletries — 0.1%
Procter & Gamble Co. Senior Notes 1.90% due 11/01/2019	176,000	179,750

Security Description	Principal Amount	Value (Note 2)

Diversified Banking Institutions — 0.8%
Citigroup, Inc. Senior Notes 3.40% due 05/01/2026	$400,000	$402,931
Citigroup, Inc. Senior Notes 4.50% due 01/14/2022	162,000	176,582
Goldman Sachs Group, Inc. Senior Notes 2.63% due 04/25/2021	133,000	133,365
Goldman Sachs Group, Inc. Senior Notes 5.95% due 01/18/2018	200,000	213,430
Morgan Stanley Senior Notes 2.50% due 04/21/2021	319,000	317,889

		1,244,197

Electric - Integrated — 0.2%
San Diego Gas & Electric Co. 1st. Mtg. Bonds 6.00% due 06/01/2026	200,000	256,619

Finance - Credit Card — 0.1%
American Express Co. Sub. Notes 3.63% due 12/05/2024	104,000	104,899

Insurance - Life/Health — 0.1%
Jackson National Life Global Funding Senior Sec. Notes 1.88% due 10/15/2018*	225,000	226,622

Insurance - Mutual — 0.1%
New York Life Global Funding Senior Sec. Notes 2.00% due 04/13/2021*	154,000	153,639

Insurance - Property/Casualty — 0.1%
ACE INA Holdings, Inc. Company Guar. Notes 3.35% due 05/03/2026	125,000	130,997

Insurance - Reinsurance — 0.8%
Berkshire Hathaway Finance Corp. Company Guar. Notes 0.95% due 08/15/2016	1,250,000	1,250,760

Medical Instruments — 0.2%
Medtronic, Inc. Company Guar. Notes 3.15% due 03/15/2022	250,000	263,254

Medical - Biomedical/Gene — 0.1%
Gilead Sciences, Inc. Senior Notes 3.50% due 02/01/2025	144,000	150,142

Multimedia — 0.3%
Time Warner, Inc. Company Guar. Notes 3.60% due 07/15/2025	500,000	518,418

Networking Products — 0.1%
Cisco Systems, Inc. Senior Notes 4.95% due 02/15/2019	200,000	218,792

Oil Companies - Exploration & Production — 0.3%
CNOOC Finance 2015 USA LLC Company Guar. Notes 3.50% due 05/05/2025	402,000	396,110

100

VALIC Company I Government Securities Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Oil Companies - Exploration & Production (continued)
Noble Energy, Inc. Senior Notes 3.90% due 11/15/2024#	$116,000	$114,537

		510,647

Pipelines — 0.4%
Buckeye Partners LP Senior Notes 4.88% due 02/01/2021	190,000	196,685
Enterprise Products Operating LLC Company Guar. Notes 3.70% due 02/15/2026	127,000	128,651
Magellan Midstream Partners LP Senior Notes 3.20% due 03/15/2025	137,000	132,450
Plains All American Pipeline LP/PAA Finance Corp. Senior Notes 2.60% due 12/15/2019	171,000	162,300

		620,086

Retail - Drug Store — 0.2%
Walgreens Boots Alliance, Inc. Senior Notes 3.80% due 11/18/2024	325,000	337,273

Telephone - Integrated — 0.1%
AT&T, Inc. Senior Notes 3.95% due 01/15/2025	171,000	177,490

Transport - Rail — 0.1%
Norfolk Southern Corp. Senior Notes 2.90% due 02/15/2023	89,000	90,195
Norfolk Southern Corp. Senior Notes 5.59% due 05/17/2025	19,000	22,654

		112,849

Total U.S. Corporate Bonds & Notes
(cost $7,646,420)		7,811,685

FOREIGN CORPORATE BONDS & NOTES — 0.6%
Banks - Commercial — 0.2%
Australia & New Zealand Banking Group, Ltd. Bonds 2.40% due 11/23/2016*	250,000	251,689

Medical - Generic Drugs — 0.1%
Actavis Funding SCS Company Guar. Notes 3.45% due 03/15/2022	126,000	128,004

Multimedia — 0.1%
Thomson Reuters Corp. Company Guar. Notes 6.50% due 07/15/2018	200,000	219,166

Oil Companies - Integrated — 0.2%
BP Capital Markets PLC Company Guar. Notes 2.52% due 01/15/2020	250,000	254,539

Telephone - Integrated — 0.0%
Nippon Telegraph & Telephone Corp. General Refunding Mtg. Notes 1.40% due 07/18/2017	60,000	59,995

Total Foreign Corporate Bonds & Notes
(cost $899,200)		913,393

Security Description	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES — 59.7%
Federal Farm Credit Bank — 1.7%
3.35% due 10/21/2025	$1,500,000	$1,627,437
4.88% due 01/17/2017	1,000,000	1,026,237

		2,653,674

Federal Home Loan Mtg. Corp. — 15.7%
2.63% due 12/01/2035 FRS	20,404	21,714
3.00% due 11/01/2042	1,504,820	1,544,373
3.50% due 06/01/2033	2,185,950	2,314,750
4.50% due 09/01/2019	45,679	46,888
4.50% due 09/01/2039	911,032	992,357
4.50% due 11/01/2039	413,297	451,495
4.50% due 02/01/2040	590,997	645,611
4.50% due 04/01/2040	54,305	59,354
4.50% due 06/01/2040	166,213	181,636
4.50% due 08/01/2040	654,950	716,015
4.50% due 03/01/2041	2,085,279	2,279,162
4.50% due 04/01/2041	276,564	302,322
4.50% due 06/01/2041	453,603	494,517
5.00% due 12/14/2018	1,000,000	1,097,359
5.00% due 10/01/2034	24,876	27,376
5.50% due 12/01/2036	23,446	26,254
6.00% due 11/01/2033	76,929	88,645
6.50% due 02/01/2032	40,329	46,002
8.00% due 02/01/2030	3,283	3,397
8.00% due 08/01/2030	259	301
8.00% due 06/01/2031	2,579	2,990
Federal Home Loan Mtg. Corp. Multifamily Structured Pass-Through Certs. Series K049, Class A2 3.01% due 07/25/2025(1)	430,000	452,509
Series K048, Class A2 3.28% due 06/25/2025 VRS(1)	1,000,000	1,074,143
Federal Home Loan Mtg. Corp. REMIC(3) Series 4150, Class GE 2.00% due 01/15/2033	1,997,571	2,013,398
Series 4186, Class JE
2.00% due 03/15/2033	516,104	517,027
Series 3981, Class PA
3.00% due 04/15/2031	437,161	446,632
Series 4150, Class IG
3.00% due 01/15/2033(2)	6,401,786	664,119
Series 4365, Class HZ
3.00% due 01/15/2040	739,528	722,971
Series 4057, Class WY
3.50% due 06/15/2027	1,000,000	1,083,010
Series 3813, Class D
4.00% due 02/15/2026	1,000,000	1,108,250
Series 3917, Class B
4.50% due 08/15/2026	465,000	525,820
Series 3927, Class AY
4.50% due 09/15/2026	1,494,968	1,676,596
Series 3786, Class PB
4.50% due 07/15/2040	1,000,000	1,097,248
Series 4039, Class SA
6.07% due 05/15/2042 FRS(2)(4)	876,832	163,725
Federal Home Loan Mtg. Corp. STRIPS Series 264, Class 30 3.00% due 07/15/2042(3)	1,463,263	1,477,343

		24,365,309

Federal National Mtg. Assoc. — 36.8%
zero coupon due 10/09/2019	4,250,000	4,035,392

101

VALIC Company I Government Securities Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Federal National Mtg. Assoc. (continued)
2.04% due 01/01/2036 FRS	$12,137	$12,513
2.23% due 02/01/2035 FRS	4,581	4,723
2.58% due 11/01/2034 FRS	24,531	26,137
2.81% due 04/01/2025	800,000	828,524
2.94% due 01/01/2026	1,595,000	1,667,994
4.00% due 09/01/2040	178,310	190,954
4.00% due 10/01/2040	176,126	188,590
4.00% due 12/01/2040	212,487	227,571
4.00% due 01/01/2041	472,121	505,542
4.00% due 02/01/2041	1,938,392	2,075,631
4.00% due 03/01/2041	2,722,046	2,914,877
4.00% due 06/01/2042	1,710,556	1,862,509
5.00% due 02/01/2019	38,324	39,383
5.00% due 12/01/2036	34,836	38,602
5.50% due 12/01/2033	43,308	49,005
5.50% due 10/01/2034	33,020	36,982
6.50% due 02/01/2017	1,807	1,824
6.50% due 07/01/2032	8,980	10,543
7.00% due 09/01/2031	21,729	24,658
Federal National Mtg. Assoc. Series 2015-M13, Class A2 2.71% due 06/25/2025 VRS(1)	515,000	528,724
Series 2016-M1, Class A2
2.94% due 01/25/2026 VRS(1)	1,239,000	1,285,736
Series 2014-M13, Class A2
3.02% due 08/25/2024 VRS(1)	1,273,000	1,334,209
Series 384, Class 23
6.00% due 08/25/2037 STRIPS(2)(3)	356,039	70,250
Federal National Mtg. Assoc. REMIC(3) Series 2002-34, Class AO zero coupon due 05/18/2032(5)	436,017	407,317
Series 2013-15, Class DC
2.00% due 03/25/2033	1,379,529	1,380,248
Series 2011-126, Class EC
2.00% due 04/25/2040	677,864	681,060
Series 2012-38, Class PA
2.00% due 09/25/2041	3,156,046	3,171,161
Series 2013-23, Class KJ
2.25% due 05/25/2042	2,201,680	2,223,199
Series 2012-93, Class ME
2.50% due 01/25/2042	3,252,934	3,337,700
Series 2013-73, Class TD
2.50% due 09/25/2042	1,036,544	1,048,432
Series 2013-100, Class DE
3.00% due 11/25/2030	4,222,208	4,364,783
Series 2013-106, Class PY
3.00% due 10/25/2033	2,900,000	3,001,503
Series 2012-139, Class LV
3.00% due 02/25/2036	3,557,740	3,602,286
Series 2016-30, Class PA
3.00% due 04/25/2045	1,095,347	1,139,153
Series 2016-25, Class LA
3.00% due 07/25/2045	792,720	824,258
Series 2016-33, Class JA
3.00% due 07/25/2045	800,000	836,585
Series 2015-97, Class N
3.00% due 11/25/2045	2,000,000	2,019,643
Series 2016-38, Class NA
3.00% due 01/25/2046(6)	1,400,000	1,455,562
Series 2011-145, Class PB
3.50% due 01/25/2032	2,500,000	2,713,842
Series 2016-30, Class LY
3.50% due 05/25/2036	800,000	859,875
Series 2012-50, Class VB
4.00% due 01/25/2029	1,355,000	1,481,952

Security Description	Principal Amount	Value (Note 2)

Federal National Mtg. Assoc. (continued)
Series 2012-47, Class VB
4.00% due 04/25/2031	$2,000,000	$2,163,616
Series 2004-90, Class GC
4.35% due 11/25/2034	730,207	758,298
Series 2010-117, Class DY
4.50% due 10/25/2025	974,930	1,085,043
Series 2010-134, Class MB
4.50% due 12/25/2040	250,000	292,827
Series 2007-116, Class PB
5.50% due 08/25/2035	118,954	134,753

		56,943,969

Government National Mtg. Assoc. — 4.3%
4.50% due 03/15/2038	43,353	47,658
4.50% due 03/15/2039	11,562	12,734
4.50% due 05/15/2039	323,368	356,410
4.50% due 06/15/2039	301,830	332,767
4.50% due 07/15/2039	438,062	483,451
4.50% due 09/15/2039	6,928	7,631
4.50% due 12/15/2039	130,626	143,597
4.50% due 04/15/2040	183,419	202,358
4.50% due 06/15/2040	534,772	588,981
4.50% due 08/15/2040	74,014	81,658
5.00% due 09/15/2035	2,378	2,682
5.00% due 02/15/2036	108,690	122,001
5.00% due 05/15/2036	6,654	7,390
6.00% due 01/15/2032	17,944	20,831
6.50% due 08/15/2031	56,608	64,734
7.50% due 02/15/2029	5,670	5,902
7.50% due 07/15/2030	397	449
7.50% due 01/15/2031	5,715	6,489
7.50% due 02/15/2031	1,326	1,331
Government National Mtg. Assoc. REMIC(3) Series 2014-58, Class EP 4.00% due 04/20/2044	432,000	497,188
Series 2004-18, Class Z
4.50% due 03/16/2034	493,228	545,513
Series 2008-6, Class GL
4.50% due 02/20/2038	1,000,000	1,107,415
Series 2005-21, Class Z
5.00% due 03/20/2035	853,324	945,089
Series 2009-91, Class PR
5.00% due 09/20/2038	1,000,000	1,049,288

		6,633,547

Resolution Funding Corp. — 1.2%
zero coupon due 07/15/2020 STRIPS	2,000,000	1,879,584

Total U.S. Government Agencies
(cost $90,290,524)		92,476,083

U.S. GOVERNMENT TREASURIES — 26.4%
United States Treasury Bonds — 7.8%
zero coupon due 08/15/2024 STRIPS	2,040,000	1,753,005
3.13% due 02/15/2043	1,000,000	1,107,031
3.75% due 08/15/2041	5,000,000	6,150,000
3.88% due 08/15/2040	2,500,000	3,131,640

		12,141,676

United States Treasury Notes — 18.6%
0.63% due 10/15/2016	5,000,000	5,001,905
0.63% due 05/31/2017	4,000,000	3,995,468
1.75% due 05/15/2023	8,000,000	8,055,936
2.00% due 02/15/2022	5,000,000	5,138,280
2.50% due 08/15/2023	3,000,000	3,172,266
2.63% due 08/15/2020	3,250,000	3,426,845

		28,790,700

Total U.S. Government Treasuries
(cost $38,564,567)		40,932,376

102

VALIC Company I Government Securities Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS — 1.4%
Sovereign — 1.4%
Israel Government AID Government Guar. Notes zero coupon due 02/15/2024 (cost $2,245,076)	$2,641,000	$2,206,960

Total Long-Term Investment Securities
(cost $143,462,292)		148,195,293

SHORT-TERM INVESTMENT SECURITIES — 0.1%
Registered Investment Companies — 0.1%
State Street Navigator Securities Lending Prime Portfolio 0.53%(7)(8) (cost $117,160)	117,160	117,160

REPURCHASE AGREEMENTS — 4.0%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 05/31/2016, to be repurchased 06/01/2016 in the amount $6,148,002 collateralized by $6,265,000 of U.S. Treasury Notes, bearing interest at 1.75% due 04/30/2022 and having an approximate value of $6,335,481 (cost $6,148,000)	6,148,000	6,148,000

TOTAL INVESTMENTS
(cost $149,727,452)(9)	99.7%	154,460,453
Other assets less liabilities	0.3	526,224

NET ASSETS	100.0%	$154,986,677

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $4,416,299 representing 2.8% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
#	The security or a portion thereof is out on loan (see Note 2).
(1)	Commercial Mortgage Backed Security
(2)	Interest Only
(3)	Collateralized Mortgage Obligation
(4)	Inverse Floating Rate Security that pays interest that varies inversely to changes in the market interest rates. The interest rate shown is the current interest rate at May 31, 2016.
(5)	Principal Only
(6)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs (see Note 2).
(7)	At May 31, 2016, the Fund had loaned securities with a total value of $114,720. This was secured by collateral of $117,160, which was received in cash and subsequently invested in short-term investments currently valued at $117,160 as reported in the Portfolio of Investments.
(8)	The rate shown is the 7-day yield as of May 31, 2016
(9)	See Note 5 for cost of investments on a tax basis.

REMIC—Real Estate Mortgage Investment Conduit

STRIPS—Separate Trading of Registered Interest and Principal Securities

FRS—Floating Rate Security

VRS—Variable Rate Security

The rates shown on FRS and VRS are the current interest rates as of May 31, 2016 and unless noted otherwise, the dates shown are the original maturity dates.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Asset Backed Securities	$—	$3,854,796	$—	$3,854,796
U.S. Corporate Bonds & Notes	—	7,811,685	—	7,811,685
Foreign Corporate Bonds & Notes	—	913,393	—	913,393
U.S. Government Agencies:
Federal National Mtg. Assoc.	—	55,488,407	1,455,562	56,943,969
Other U.S. Government Agencies	—	35,532,114	—	35,532,114
U.S. Government Treasuries	—	40,932,376	—	40,932,376
Foreign Government Obligations	—	2,206,960	—	2,206,960
Short-Term Investment Securities	117,160	—	—	117,160
Repurchase Agreements	—	6,148,000	—	6,148,000

Total Investments at Value	$117,160	$152,887,731	$1,455,562	$154,460,453

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

At the beginning and end of the period, Level 3 investments were not considered a material portion of the Fund.

See Notes to Financial Statements

103

VALIC Company I Growth Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Medical — Biomedical/Gene	6.0%
Web Portals/ISP	5.3
Computers	4.9
Finance — Credit Card	4.0
Medical — Drugs	3.8
E-Commerce/Products	3.6
Multimedia	3.3
Registered Investment Companies	3.0
Internet Content — Entertainment	2.9
Applications Software	2.7
Aerospace/Defense	2.4
Beverages — Non-alcoholic	2.0
Tobacco	1.9
Chemicals — Diversified	1.6
Medical Instruments	1.6
Cosmetics & Toiletries	1.5
Retail — Restaurants	1.4
Retail — Discount	1.3
Airlines	1.2
Retail — Major Department Stores	1.2
Retail — Auto Parts	1.2
Cable/Satellite TV	1.2
Medical — HMO	1.2
Retail — Apparel/Shoe	1.1
Auto/Truck Parts & Equipment — Original	1.1
Diversified Manufacturing Operations	1.1
Semiconductor Components — Integrated Circuits	1.1
Telephone — Integrated	1.0
Food — Misc./Diversified	0.9
E-Commerce/Services	0.9
Enterprise Software/Service	0.9
Athletic Footwear	0.8
Machinery — General Industrial	0.8
Internet Application Software	0.8
Oil Companies — Exploration & Production	0.7
Computer Services	0.7
Electronic Components — Semiconductors	0.7
Food — Retail	0.7
Electronic Forms	0.6
Apparel Manufacturers	0.6
Insurance — Life/Health	0.6
Pharmacy Services	0.6
Banks — Commercial	0.6
Beverages — Wine/Spirits	0.6
Exchange-Traded Funds	0.6
Time Deposits	0.6
Data Processing/Management	0.6
Semiconductor Equipment	0.6
Coatings/Paint	0.6
Retail — Building Products	0.6
Medical — Wholesale Drug Distribution	0.5
Distribution/Wholesale	0.5
Investment Management/Advisor Services	0.5
Lighting Products & Systems	0.5
Real Estate Investment Trusts	0.5
Consumer Products — Misc.	0.5
Disposable Medical Products	0.5
Internet Content — Information/News	0.5
Aerospace/Defense — Equipment	0.5
Soap & Cleaning Preparation	0.5
Auto — Cars/Light Trucks	0.5
Medical Information Systems	0.5
Entertainment Software	0.5
Vitamins & Nutrition Products	0.5
Oil — Field Services	0.4
Diversified Banking Institutions	0.4
Diagnostic Equipment	0.4
Commercial Services	0.4
Food — Meat Products	0.4
Television	0.4

Transport — Rail	0.4
Building Products — Cement	0.4
Agricultural Chemicals	0.4
Chemicals — Specialty	0.3
Insurance — Multi-line	0.3
Engines — Internal Combustion	0.3
Building & Construction Products — Misc.	0.3
Oil Companies — Integrated	0.3
Retail — Jewelry	0.3
Brewery	0.3
Internet Security	0.3
Retail — Drug Store	0.3
Industrial Gases	0.3
Machinery — Pumps	0.3
Electronic Measurement Instruments	0.3
Finance — Other Services	0.3
Machinery — Farming	0.3
Medical — Generic Drugs	0.2
Insurance Brokers	0.2
Broadcast Services/Program	0.2
Retail — Mail Order	0.2
Rental Auto/Equipment	0.2
Respiratory Products	0.2
Computers — Memory Devices	0.2
Insurance — Property/Casualty	0.2
Food — Wholesale/Distribution	0.2
Transport — Truck	0.2
Casino Hotels	0.2
Real Estate Management/Services	0.2
Medical Products	0.2
Retail — Misc./Diversified	0.2
Dialysis Centers	0.2
Software Tools	0.2
X-Ray Equipment	0.2
Veterinary Diagnostics	0.2
Banks — Super Regional	0.2
Optical Supplies	0.2
Finance — Leasing Companies	0.2
Finance — Investment Banker/Broker	0.2
Radio	0.2
Telecom Equipment — Fiber Optics	0.1
Office Supplies & Forms	0.1
E-Services/Consulting	0.1
Medical Labs & Testing Services	0.1
Firearms & Ammunition	0.1
Cruise Lines	0.1
Textile — Apparel	0.1
Transport — Services	0.1
Retail — Convenience Store	0.1
Commercial Services — Finance	0.1
Retail — Home Furnishings	0.1
Metal — Diversified	0.1
Paper & Related Products	0.1
Electric Products — Misc.	0.1
Racetracks	0.1
Electronic Components — Misc.	0.1
Advertising Services	0.1
Machinery — Construction & Mining	0.1
Food — Catering	0.1
Instruments — Scientific	0.1
Water	0.1
Diversified Financial Services	0.1
Building Products — Air & Heating	0.1
Networking Products	0.1
Building — Heavy Construction	0.1
Pipelines	0.1
Filtration/Separation Products	0.1
Garden Products	0.1
Retail — Arts & Crafts	0.1

104

VALIC Company I Growth Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited) — (continued)

Industry Allocation* (continued)

E-Marketing/Info	0.1%
Satellite Telecom	0.1
Insurance — Reinsurance	0.1
Computer Software	0.1
Hotels/Motels	0.1
Steel — Producers	0.1
Retail — Automobile	0.1

102.7%

*	Calculated as a percentage of net assets

105

VALIC Company I Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 98.5%
Advertising Services — 0.1%
Publicis Groupe SA	14,450	$1,046,021

Aerospace/Defense — 2.4%
Boeing Co.#	113,780	14,353,347
Lockheed Martin Corp.	22,855	5,399,037
Rockwell Collins, Inc.	12,240	1,082,016
Spirit AeroSystems Holdings, Inc., Class A†	16,311	763,029
Thales SA	14,290	1,237,956

		22,835,385

Aerospace/Defense - Equipment — 0.5%
B/E Aerospace, Inc.	47,942	2,283,957
United Technologies Corp.	22,480	2,261,038

		4,544,995

Agricultural Chemicals — 0.4%
Monsanto Co.	29,890	3,361,728

Airlines — 1.2%
Alaska Air Group, Inc.	13,841	919,042
Delta Air Lines, Inc.	111,315	4,837,750
Hawaiian Holdings, Inc.†	40,397	1,634,463
JetBlue Airways Corp.†	47,593	853,343
Ryanair Holdings PLC ADR	16,863	1,473,826
United Continental Holdings, Inc.†	44,489	2,006,009

		11,724,433

Apparel Manufacturers — 0.6%
Burberry Group PLC	60,410	939,694
Carter’s, Inc.	22,702	2,282,459
Under Armour, Inc., Class A†#	34,680	1,308,476
Under Armour, Inc., Class C†	44,420	1,553,368

		6,083,997

Applications Software — 2.7%
Citrix Systems, Inc.†	7,796	662,036
Intuit, Inc.	22,529	2,402,943
Microsoft Corp.	211,312	11,199,536
NetSuite, Inc.†#	20,670	1,639,338
Salesforce.com, Inc.†	100,108	8,380,041
ServiceNow, Inc.†	14,538	1,041,357

		25,325,251

Athletic Footwear — 0.8%
adidas AG	12,110	1,551,554
NIKE, Inc., Class B	113,850	6,286,797

		7,838,351

Auto - Cars/Light Trucks — 0.5%
Tata Motors, Ltd.†	96,240	651,660
Tesla Motors, Inc.†#	17,200	3,839,556

		4,491,216

Auto - Heavy Duty Trucks — 0.0%
Isuzu Motors, Ltd.	22,200	267,839

Auto/Truck Parts & Equipment - Original — 1.1%
Cooper-Standard Holding, Inc.†	4,393	377,578
Lear Corp.	17,876	2,122,954
Mobileye NV†#	20,580	781,423
Valeo SA#	10,460	1,578,738
WABCO Holdings, Inc.†	50,299	5,427,262

		10,287,955

Banks - Commercial — 0.6%
Bank Mandiri Persero Tbk PT	692,700	457,659
Bank of Ireland†	3,097,060	944,189
Erste Group Bank AG	44,750	1,197,476

Security Description	Shares	Value (Note 2)

Banks - Commercial (continued)
Intesa Sanpaolo SpA	815,200	$2,093,431
KBC Groep NV†	21,380	1,265,784

		5,958,539

Banks - Super Regional — 0.2%
US Bancorp	34,890	1,493,990

Beverages - Non-alcoholic — 2.0%
Coca-Cola Co.	47,511	2,118,991
PepsiCo, Inc.	157,737	15,958,252
Suntory Beverage & Food, Ltd.	26,200	1,237,423

		19,314,666

Beverages - Wine/Spirits — 0.6%
Constellation Brands, Inc., Class A	33,710	5,162,686
Pernod Ricard SA	7,170	781,097

		5,943,783

Brewery — 0.3%
Anheuser-Busch InBev SA/NV	11,580	1,466,899
Boston Beer Co., Inc., Class A†	9,092	1,412,897

		2,879,796

Broadcast Services/Program — 0.2%
Scripps Networks Interactive, Inc., Class A	36,380	2,340,689

Building & Construction Products-Misc. — 0.3%
Cie de Saint-Gobain	21,260	949,036
USG Corp.†	74,025	2,136,362

		3,085,398

Building Products - Air & Heating — 0.1%
Daikin Industries, Ltd.	9,800	840,392

Building Products - Cement — 0.4%
Cemex SAB de CV ADR†	91,720	583,339
CRH PLC	44,520	1,349,091
HeidelbergCement AG	16,740	1,432,135

		3,364,565

Building - Heavy Construction — 0.1%
Vinci SA	10,990	826,492

Cable/Satellite TV — 1.2%
Comcast Corp., Class A	164,711	10,426,206
Liberty Global PLC, Class A†	16,277	607,946

		11,034,152

Casino Hotels — 0.2%
Las Vegas Sands Corp.	24,950	1,153,688
Sands China, Ltd.	168,000	642,100

		1,795,788

Chemicals - Diversified — 1.6%
Arkema SA	9,770	801,598
Dow Chemical Co.	112,973	5,802,293
Koninklijke DSM NV#	14,660	872,500
LyondellBasell Industries NV, Class A	28,148	2,290,121
PPG Industries, Inc.	47,437	5,108,016
Symrise AG	10,600	665,069

		15,539,597

Chemicals - Specialty — 0.3%
Ecolab, Inc.	28,370	3,326,099

Coatings/Paint — 0.6%
Sherwin-Williams Co.	18,232	5,307,153

106

VALIC Company I Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Commercial Services — 0.4%
Nielsen Holdings PLC	69,320	$3,700,995

Commercial Services - Finance — 0.1%
Global Payments, Inc.	3,889	302,137
PayPal Holdings, Inc.†	9,148	345,703
Travelport Worldwide, Ltd.	38,493	509,647

		1,157,487

Computer Services — 0.7%
Accenture PLC, Class A	6,435	765,572
Cognizant Technology Solutions Corp., Class A†	19,225	1,181,184
International Business Machines Corp.	26,883	4,132,992
Syntel, Inc.†	4,287	197,545
Teradata Corp.†	7,264	205,862

		6,483,155

Computer Software — 0.1%
j2 Global, Inc.	9,502	636,349

Computers — 4.9%
Apple, Inc.	468,066	46,741,071

Computers - Memory Devices — 0.2%
EMC Corp.	72,671	2,031,155

Consumer Products - Misc. — 0.5%
Clorox Co.	17,437	2,241,352
Kimberly-Clark Corp.	20,059	2,548,295

		4,789,647

Cosmetics & Toiletries — 1.5%
Amorepacific Corp.	2,140	749,664
Estee Lauder Cos., Inc., Class A	92,956	8,531,502
Kao Corp.	12,100	666,656
Procter & Gamble Co.	39,476	3,199,135
Svenska Cellulosa AB SCA, Class B	37,030	1,185,301

		14,332,258

Cruise Lines — 0.1%
Carnival PLC	24,650	1,217,075

Data Processing/Management — 0.6%
CSG Systems International, Inc.	43,931	1,867,507
Fiserv, Inc.†	33,952	3,576,164

		5,443,671

Diagnostic Equipment — 0.4%
Danaher Corp.	22,270	2,190,477
Thermo Fisher Scientific, Inc.	10,625	1,612,557

		3,803,034

Dialysis Centers — 0.2%
Fresenius Medical Care AG & Co. KGaA	18,215	1,580,820

Disposable Medical Products — 0.5%
C.R. Bard, Inc.	21,502	4,709,798

Distribution/Wholesale — 0.5%
Bunzl PLC	44,970	1,331,304
HD Supply Holdings, Inc.†	39,900	1,408,470
Rexel SA	39,310	601,183
Wolseley PLC	30,490	1,788,929

		5,129,886

Diversified Banking Institutions — 0.4%
JPMorgan Chase & Co.	59,720	3,897,924

Diversified Financial Services — 0.1%
Julius Baer Group, Ltd.	19,170	853,007

Security Description	Shares	Value (Note 2)

Diversified Manufacturing Operations — 1.1%
3M Co.	35,779	$6,022,321
Carlisle Cos., Inc.	21,795	2,262,757
Eaton Corp PLC	7,360	453,597
Parker-Hannifin Corp.	13,355	1,533,688

		10,272,363

E-Commerce/Products — 3.6%
Alibaba Group Holding, Ltd. ADR†	7,850	643,700
Amazon.com, Inc.†	45,501	32,887,668
ASOS PLC†	12,220	618,751
Shutterfly, Inc.†	11,202	541,057

		34,691,176

E-Commerce/Services — 0.9%
Auto Trader Group PLC*	271,680	1,546,406
Expedia, Inc.#	31,112	3,460,899
Priceline Group, Inc.†	1,499	1,895,231
TripAdvisor, Inc.†#	25,991	1,760,630

		8,663,166

E-Marketing/Info — 0.1%
Criteo SA ADR†	15,560	698,177

E-Services/Consulting — 0.1%
CDW Corp.	31,200	1,327,872

Electric Products - Misc. — 0.1%
Legrand SA#	20,240	1,113,278

Electronic Components - Misc. — 0.1%
Murata Manufacturing Co., Ltd.	9,100	1,064,207

Electronic Components - Semiconductors — 0.7%
ARM Holdings PLC	116,670	1,667,822
Broadcom, Ltd.	2,390	368,921
Intel Corp.	70,212	2,217,997
Xilinx, Inc.	44,564	2,111,888

		6,366,628

Electronic Design Automation — 0.0%
Cadence Design Systems, Inc.†	18,139	448,396

Electronic Forms — 0.6%
Adobe Systems, Inc.†	61,293	6,096,815

Electronic Measurement Instruments — 0.3%
Agilent Technologies, Inc.	36,212	1,661,769
Keyence Corp.	1,400	890,053

		2,551,822

Engines - Internal Combustion — 0.3%
Cummins, Inc.	27,540	3,152,504

Enterprise Software/Service — 0.9%
Oracle Corp.	212,037	8,523,887

Entertainment Software — 0.5%
Electronic Arts, Inc.†	57,477	4,411,360

Filtration/Separation Products — 0.1%
Donaldson Co., Inc.	23,930	801,894

Finance - Credit Card — 4.0%
American Express Co.	74,137	4,875,249
MasterCard, Inc., Class A	82,600	7,921,340
Visa, Inc., Class A	295,619	23,336,164
Worldpay Group PLC†*	440,610	1,768,334

		37,901,087

Finance - Investment Banker/Broker — 0.2%
Charles Schwab Corp.	47,915	1,465,241

107

VALIC Company I Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Finance - Leasing Companies — 0.2%
ORIX Corp.	105,800	$1,471,369

Finance - Mortgage Loan/Banker — 0.0%
CoreLogic, Inc.†	10,827	403,522

Finance - Other Services — 0.3%
Deutsche Boerse AG	11,890	1,041,816
London Stock Exchange Group PLC	36,070	1,428,818

		2,470,634

Firearms & Ammunition — 0.1%
Smith & Wesson Holding Corp.†#	50,366	1,227,419

Food - Catering — 0.1%
Compass Group PLC	54,330	1,012,725

Food - Flour & Grain — 0.0%
Seaboard Corp.†	15	45,300

Food - Meat Products — 0.4%
Hormel Foods Corp.	39,990	1,376,056
Tyson Foods, Inc., Class A	35,432	2,259,853

		3,635,909

Food - Misc./Diversified — 0.9%
Associated British Foods PLC#	15,030	640,870
Cal-Maine Foods, Inc.#	32,116	1,429,162
Calbee, Inc.	27,700	1,023,100
Campbell Soup Co.	12,878	780,021
General Mills, Inc.	44,077	2,767,154
Ingredion, Inc.	17,412	2,044,343

		8,684,650

Food - Retail — 0.7%
Jeronimo Martins SGPS SA#	83,250	1,348,666
Kroger Co.	91,601	3,275,652
Seven & i Holdings Co., Ltd.	36,900	1,580,833

		6,205,151

Food - Wholesale/Distribution — 0.2%
Sysco Corp.	41,348	1,989,252

Garden Products — 0.1%
Toro Co.	8,902	795,038

Hotels/Motels — 0.1%
Accor SA	14,007	609,447

Industrial Gases — 0.3%
Air Products & Chemicals, Inc.	19,491	2,780,196

Instruments - Controls — 0.0%
Honeywell International, Inc.	2,161	245,987

Instruments - Scientific — 0.1%
Waters Corp.†	7,275	1,000,676

Insurance Brokers — 0.2%
Aon PLC	1,349	147,405
Arthur J. Gallagher & Co.	46,053	2,225,742

		2,373,147

Insurance - Life/Health — 0.6%
AIA Group, Ltd.	398,000	2,325,284
Aviva PLC	168,820	1,099,808
Prudential PLC	65,410	1,307,364
St James’s Place PLC	97,850	1,314,463

		6,046,919

Insurance - Multi-line — 0.3%
MetLife, Inc.	69,250	3,154,338

Security Description	Shares	Value (Note 2)

Insurance - Property/Casualty — 0.2%
Admiral Group PLC	37,130	$1,058,336
Universal Insurance Holdings, Inc.	49,096	954,426

		2,012,762

Insurance - Reinsurance — 0.1%
Essent Group, Ltd.†	29,492	644,695

Internet Application Software — 0.8%
Splunk, Inc.†#	59,307	3,407,187
Tencent Holdings, Ltd.	193,000	4,286,819

		7,694,006

Internet Content - Entertainment — 2.9%
Facebook, Inc., Class A†	215,722	25,629,931
Netflix, Inc.†	15,400	1,579,578

		27,209,509

Internet Content - Information/News — 0.5%
LinkedIn Corp., Class A†	33,508	4,573,842

Internet Infrastructure Software — 0.0%
F5 Networks, Inc.†	352	38,790

Internet Security — 0.3%
Symantec Corp.	162,754	2,825,409

Investment Management/Advisor Services — 0.5%
Federated Investors, Inc., Class B	41,818	1,351,558
Franklin Resources, Inc.	29,200	1,090,620
T. Rowe Price Group, Inc.	32,560	2,509,073

		4,951,251

Lighting Products & Systems — 0.5%
Acuity Brands, Inc.	18,550	4,805,192

Machinery - Construction & Mining — 0.1%
Caterpillar, Inc.#	14,124	1,024,131

Machinery - Farming — 0.3%
Deere & Co.#	10,820	890,378
Kubota Corp.	106,200	1,563,725

		2,454,103

Machinery - General Industrial — 0.8%
Hexagon AB, Class B	35,670	1,385,089
Wabtec Corp.#	82,481	6,382,380

		7,767,469

Machinery - Pumps — 0.3%
Flowserve Corp.	41,680	2,006,059
Weir Group PLC	31,780	551,882

		2,557,941

Medical Information Systems — 0.5%
Allscripts Healthcare Solutions, Inc.†	64,296	867,353
Cerner Corp.†	61,245	3,405,834
Medidata Solutions, Inc.†	4,170	191,570

		4,464,757

Medical Instruments — 1.6%
Boston Scientific Corp.†	64,651	1,468,224
Bruker Corp.	3,612	95,357
Edwards Lifesciences Corp.†	22,262	2,192,807
Intuitive Surgical, Inc.†	12,426	7,886,906
LivaNova PLC†	8,439	411,908
Olympus Corp.	28,500	1,208,358
St. Jude Medical, Inc.	28,580	2,239,529

		15,503,089

108

VALIC Company I Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Medical Labs & Testing Services — 0.1%
Laboratory Corp. of America Holdings†	9,971	$1,275,790

Medical Products — 0.2%
Baxter International, Inc.	8,427	363,709
Cooper Cos., Inc.#	8,550	1,392,026

		1,755,735

Medical - Biomedical/Gene — 6.0%
Alexion Pharmaceuticals, Inc.†	6,830	1,030,647
Amgen, Inc.	62,744	9,910,415
Biogen, Inc.†	26,431	7,657,854
Celgene Corp.†	104,466	11,023,252
Gilead Sciences, Inc.	193,317	16,830,178
Illumina, Inc.†	4,044	585,693
Incyte Corp.†	15,200	1,283,032
Ionis Pharmaceuticals, Inc.†#	19,870	450,850
Kite Pharma, Inc.†#	8,360	428,450
Myriad Genetics, Inc.†	8,106	274,712
Regeneron Pharmaceuticals, Inc.†	14,869	5,931,690
Spark Therapeutics, Inc.†#	11,300	632,235
United Therapeutics Corp.†	5,729	682,152

		56,721,160

Medical - Drugs — 3.8%
AbbVie, Inc.	74,281	4,674,503
Actelion, Ltd.	4,280	702,282
Bristol-Myers Squibb Co.	95,712	6,862,550
Eli Lilly & Co.	22,920	1,719,688
Jazz Pharmaceuticals PLC†	12,775	1,936,179
Johnson & Johnson	25,210	2,840,915
Mallinckrodt PLC†	804	50,941
Merck & Co., Inc.	45,079	2,536,145
Novo Nordisk A/S, Class B	41,920	2,331,572
Ono Pharmaceutical Co., Ltd.	27,000	1,200,596
Pfizer, Inc.	105,740	3,669,178
Roche Holding AG	16,551	4,344,221
Shire PLC	33,820	2,086,684
UCB SA	4,520	326,645
Zoetis, Inc.	24,898	1,180,663

		36,462,762

Medical - Generic Drugs — 0.2%
Mylan NV†	8,612	373,244
Perrigo Co. PLC#	6,119	586,445
Teva Pharmaceutical Industries, Ltd. ADR	27,455	1,424,091

		2,383,780

Medical - HMO — 1.2%
Cigna Corp.	14,710	1,884,498
UnitedHealth Group, Inc.	68,109	9,104,130

		10,988,628

Medical - Wholesale Drug Distribution — 0.5%
AmerisourceBergen Corp.	24,954	1,871,051
Cardinal Health, Inc.	42,807	3,379,613

		5,250,664

Metal - Diversified — 0.1%
Rio Tinto PLC	40,330	1,134,652

Multimedia — 3.3%
Pearson PLC	49,720	603,820
Time Warner, Inc.	118,549	8,969,417
Viacom, Inc., Class B	58,367	2,589,744
Walt Disney Co.	195,253	19,373,003

		31,535,984

Security Description	Shares	Value (Note 2)

Networking Products — 0.1%
Arista Networks, Inc.†	2,884	$211,368
Cisco Systems, Inc.	21,497	624,488

		835,856

Office Supplies & Forms — 0.1%
Avery Dennison Corp.	18,589	1,382,650

Oil Companies - Exploration & Production — 0.7%
Concho Resources, Inc.†	31,424	3,812,988
EOG Resources, Inc.	20,920	1,702,051
Lundin Petroleum AB†	56,820	1,019,053

		6,534,092

Oil Companies - Integrated — 0.3%
Statoil ASA	69,610	1,110,019
TOTAL SA#	37,955	1,844,423

		2,954,442

Oil - Field Services — 0.4%
Core Laboratories NV	10,650	1,291,313
Halliburton Co.	61,908	2,611,279

		3,902,592

Optical Supplies — 0.2%
Essilor International SA	11,340	1,480,658

Paper & Related Products — 0.1%
Smurfit Kappa Group PLC	41,410	1,129,755

Pharmacy Services — 0.6%
Express Scripts Holding Co.†	79,502	6,006,376

Pipelines — 0.1%
Koninklijke Vopak NV	15,640	814,929

Racetracks — 0.1%
Churchill Downs, Inc.	8,747	1,097,836

Radio — 0.2%
Sirius XM Holdings, Inc.†#	363,925	1,462,979

Real Estate Investment Trusts — 0.5%
American Tower Corp.	14,944	1,580,776
Simon Property Group, Inc.	16,256	3,212,836

		4,793,612

Real Estate Management/Services — 0.2%
Daito Trust Construction Co., Ltd.	7,300	1,061,033
Marcus & Millichap, Inc.†	3,030	77,022
Mitsubishi Estate Co., Ltd.	34,000	656,911

		1,794,966

Rental Auto/Equipment — 0.2%
Ashtead Group PLC	92,468	1,307,118
United Rentals, Inc.†	12,009	836,667

		2,143,785

Respiratory Products — 0.2%
ResMed, Inc.	35,833	2,116,297

Retail - Apparel/Shoe — 1.1%
American Eagle Outfitters, Inc.	130,189	2,036,156
Coach, Inc.	36,687	1,446,201
Express, Inc.†	22,363	325,158
Foot Locker, Inc.	29,728	1,662,390
Industria de Diseno Textil SA	49,820	1,682,923
Ross Stores, Inc.	43,428	2,319,055
Zalando SE†*	39,900	1,169,580

		10,641,463

109

VALIC Company I Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail - Arts & Crafts — 0.1%
Michaels Cos., Inc.†	26,442	$775,015

Retail - Auto Parts — 1.2%
O’Reilly Automotive, Inc.†	42,280	11,180,100

Retail - Automobile — 0.1%
Astra International Tbk PT	1,137,400	549,549

Retail - Building Products — 0.6%
Home Depot, Inc.	39,857	5,265,907

Retail - Convenience Store — 0.1%
Alimentation Couche-Tard, Inc., Class B	26,690	1,174,372

Retail - Discount — 1.3%
Costco Wholesale Corp.	44,180	6,572,659
Dollar Tree, Inc.†	42,654	3,861,893
Target Corp.	28,895	1,987,398

		12,421,950

Retail - Drug Store — 0.3%
CVS Health Corp.	8,124	783,560
Walgreens Boots Alliance, Inc.	26,334	2,038,251

		2,821,811

Retail - Home Furnishings — 0.1%
Nitori Holdings Co., Ltd.	11,300	1,149,032

Retail - Jewelry — 0.3%
Pandora A/S	14,580	2,166,923
Tiffany & Co.	11,991	742,962

		2,909,885

Retail - Mail Order — 0.2%
Williams-Sonoma, Inc.#	42,214	2,239,031

Retail - Major Department Stores — 1.2%
Kering	6,120	988,387
TJX Cos., Inc.	135,308	10,299,645

		11,288,032

Retail - Misc./Diversified — 0.2%
Ryohin Keikaku Co., Ltd.	7,100	1,636,908

Retail - Restaurants — 1.4%
Bob Evans Farms, Inc.	10,090	450,115
Chipotle Mexican Grill, Inc.†	2,570	1,135,837
Darden Restaurants, Inc.	31,426	2,131,625
McDonald’s Corp.	7,812	953,533
Starbucks Corp.	164,130	9,009,096
Yum! Brands, Inc.	533	43,754

		13,723,960

Satellite Telecom — 0.1%
Cellnex Telecom SAU*	42,010	677,765

Semiconductor Components - Integrated Circuits — 1.1%
Linear Technology Corp.	49,410	2,338,081
Maxim Integrated Products, Inc.	59,296	2,250,876
NXP Semiconductors NV†	32,921	3,110,705
QUALCOMM, Inc.	43,017	2,362,494

		10,062,156

Semiconductor Equipment — 0.6%
Applied Materials, Inc.	120,932	2,953,159
ASML Holding NV#	24,769	2,463,796

		5,416,955

Soap & Cleaning Preparation — 0.5%
Church & Dwight Co., Inc.	14,843	1,461,739
Reckitt Benckiser Group PLC	30,850	3,071,859

		4,533,598

Security Description	Shares	Value (Note 2)

Software Tools — 0.2%
VMware, Inc., Class A†#	25,519	$1,545,431

Steel - Producers — 0.1%
Steel Dynamics, Inc.	24,683	609,423

Telecom Equipment - Fiber Optics — 0.1%
Ciena Corp.†	81,956	1,430,952

Telecommunication Equipment — 0.0%
Juniper Networks, Inc.	17,834	417,494

Telephone - Integrated — 1.0%
AT&T, Inc.	71,704	2,807,211
Verizon Communications, Inc.	128,272	6,529,045

		9,336,256

Television — 0.4%
AMC Networks, Inc., Class A†	31,159	1,992,306
CBS Corp., Class B	28,298	1,562,050

		3,554,356

Textile - Apparel — 0.1%
LVMH Moet Hennessy Louis Vuitton SE	7,480	1,198,874

Tobacco — 1.9%
Altria Group, Inc.	108,236	6,888,139
Philip Morris International, Inc.	109,380	10,793,618

		17,681,757

Tools - Hand Held — 0.0%
Stanley Black & Decker, Inc.	3,350	379,153

Transport - Rail — 0.4%
Canadian Pacific Railway, Ltd.	7,730	1,000,446
Union Pacific Corp.	29,840	2,512,230

		3,512,676

Transport - Services — 0.1%
DSV A/S	26,130	1,191,832

Transport - Truck — 0.2%
JB Hunt Transport Services, Inc.	22,620	1,871,126

Veterinary Diagnostics — 0.2%
VCA, Inc.†	23,380	1,518,063

Vitamins & Nutrition Products — 0.5%
Mead Johnson Nutrition Co.	52,543	4,323,238

Water — 0.1%
Veolia Environnement SA	41,250	926,198

Web Portals/ISP — 5.3%
Alphabet, Inc., Class A†	50,655	37,932,997
Alphabet, Inc., Class C†	12,060	8,872,783
Baidu, Inc. ADR†	15,570	2,779,868
Iliad SA	3,500	766,977

		50,352,625

X-Ray Equipment — 0.2%
Hologic, Inc.†	44,559	1,533,275

Total Common Stocks
(cost $872,450,845)		935,404,298

EXCHANGE-TRADED FUNDS — 0.6%
Financial Select Sector SPDR Fund	107,912	2,558,593
iShares Russell 1000 Growth ETF	30,634	3,087,907

Total Exchange-Traded Funds
(cost $5,557,446)		5,646,500

Total Long-Term Investment Securities
(cost $878,008,291)		941,050,798

110

VALIC Company I Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES — 3.6%
Registered Investment Companies — 3.0%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2)	28,971,702	$28,971,702

Time Deposits — 0.6%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$5,527,000	5,527,000

Total Short-Term Investment Securities
(cost $34,498,702)		34,498,702

TOTAL INVESTMENTS
(cost $912,506,993)(3)	102.7%	975,549,500
Liabilities in excess of other assets	(2.7)	(25,551,728)

NET ASSETS	100.0%	$949,997,772

#	The security or a portion thereof is out on loan (see Note 2).
†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $5,162,085 representing 0.5% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $42,552,309. This was secured by collateral of $28,971,702, which was received in cash and subsequently invested in short-term investments currently valued at $28,971,702 as reported in the Portfolio of Investments. Additional collateral of $14,926,735 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
Federal Home Loan Mtg. Corp.	3.00% to 3.50%	05/01/2032 to 12/01/2041	$131,892
Federal National Mtg. Assoc.	2.50% to 4.32%	01/25/2032 to 10/01/2041	413,885
United States Treasury Bills	0.00%	06/16/2016 to 12/08/2016	1,032,418
United States Treasury Notes/Bonds	zero coupon to 7.63%	06/30/2016 to 02/15/2046	13,348,540

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Credit Suisse AG	GBP	1,314,834	USD	1,905,563	06/30/2016	$841	$–

UBS AG	EUR	2,315,086	USD	2,636,805	06/30/2016	58,405	–
	USD	1,394,552	EUR	1,238,488	06/30/2016	–	(15,200)

						58,405	(15,200)

Net Unrealized Appreciation (Depreciation)						$59,246	$(15,200)

Currency Legend

EUR—Euro Dollar

GBP—British Pound

USD—United States Dollar

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$935,404,298	$—	$—	$935,404,298
Exchange-Traded Funds	5,646,500	—	—	5,646,500
Short-Term Investment Securities:
Registered Investment Companies	28,971,702	—	—	28,971,702
Time Deposits	—	5,527,000	—	5,527,000

Total Investments at Value	$970,022,500	$5,527,000	$—	$975,549,500

Other Financial Instruments:+
Forward Foreign Currency Contracts	$—	$59,246	$—	$59,246

LIABILITIES:
Other Financial Instruments:+
Forward Foreign Currency Contracts	$—	$15,200	$—	$15,200

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
+	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $29,234,837 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

See Notes to Financial Statements

111

VALIC Company I Growth & Income Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Medical — Drugs	6.0%
Medical — Biomedical/Gene	3.6
Diversified Banking Institutions	3.6
Computers	3.4
Oil Companies — Exploration & Production	3.0
Applications Software	2.9
Web Portals/ISP	2.8
Oil Companies — Integrated	2.8
Electric — Integrated	2.7
Real Estate Investment Trusts	2.7
Banks — Super Regional	2.5
Insurance — Multi-line	2.4
Medical — HMO	2.3
Retail — Building Products	2.3
Beverages — Non-alcoholic	2.3
Multimedia	2.1
Electronic Components — Semiconductors	2.0
Diversified Manufacturing Operations	2.0
Computer Services	1.9
Cable/Satellite TV	1.9
Internet Content — Entertainment	1.8
E-Commerce/Products	1.7
Telephone — Integrated	1.6
Chemicals — Diversified	1.5
Finance — Credit Card	1.4
Transport — Rail	1.3
Insurance — Reinsurance	1.3
Retail — Discount	1.3
Diagnostic Equipment	1.3
Tobacco	1.2
Instruments — Controls	1.1
Cosmetics & Toiletries	1.0
Aerospace/Defense — Equipment	1.0
Electronic Forms	1.0
Medical — Wholesale Drug Distribution	1.0
Food — Misc./Diversified	0.9
Semiconductor Equipment	0.9
Consumer Products — Misc.	0.9
Retail — Restaurants	0.8
Investment Management/Advisor Services	0.8
Brewery	0.8
Time Deposits	0.7
Finance — Investment Banker/Broker	0.7
Medical Instruments	0.7
Oil — Field Services	0.7
Airlines	0.7
Electronic Connectors	0.6
Tools — Hand Held	0.6
Retail — Major Department Stores	0.6
Banks — Fiduciary	0.6
Auto — Heavy Duty Trucks	0.5
Apparel Manufacturers	0.5
Agricultural Chemicals	0.5
Data Processing/Management	0.5
Networking Products	0.5
Building — Residential/Commercial	0.5
Cruise Lines	0.4
Food — Retail	0.4
Beverages — Wine/Spirits	0.4
Gas — Distribution	0.4
Electronics — Military	0.4
Aerospace/Defense	0.4
Engines — Internal Combustion	0.4
Commercial Services — Finance	0.4
Finance — Other Services	0.4
Auto — Cars/Light Trucks	0.4
Engineering/R&D Services	0.3
Oil Refining & Marketing	0.3
Containers — Metal/Glass	0.3

Food — Confectionery	0.3
Retail — Drug Store	0.3
Building Products — Wood	0.3
Retail — Auto Parts	0.3
Banks — Commercial	0.3
Audio/Video Products	0.3
Medical Products	0.2
Semiconductor Components — Integrated Circuits	0.2
Electronic Security Devices	0.2
Auto/Truck Parts & Equipment — Original	0.2
Registered Investment Companies	0.2
Computers — Memory Devices	0.2
Containers — Paper/Plastic	0.2
Retail — Consumer Electronics	0.2
Finance — Consumer Loans	0.2
Insurance Brokers	0.2
Cellular Telecom	0.2
Electric — Distribution	0.2
Enterprise Software/Service	0.1
Building Products — Cement	0.1
Retail — Apparel/Shoe	0.1
Pipelines	0.1
Television	0.1
Retail — Jewelry	0.1
Radio	0.1
Medical — Generic Drugs	0.1
Gold Mining	0.1
Agricultural Operations	0.1
Electronic Measurement Instruments	0.1
Medical Labs & Testing Services	0.1
Electric Products — Misc.	0.1
Textile — Home Furnishings	0.1
Home Decoration Products	0.1
Machinery — Farming	0.1
Medical — Hospitals	0.1
Insurance — Life/Health	0.1

99.6%

*	Calculated as a percentage of net assets

112

VALIC Company I Growth & Income Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 98.7%
Aerospace/Defense — 0.4%
General Dynamics Corp.	462	$65,544
Northrop Grumman Corp.	1,899	403,860

		469,404

Aerospace/Defense - Equipment — 1.0%
United Technologies Corp.	11,270	1,133,537

Agricultural Chemicals — 0.5%
Monsanto Co.	1,637	184,113
Mosaic Co.	16,437	414,706

		598,819

Agricultural Operations — 0.1%
Archer-Daniels-Midland Co.	2,166	92,640

Airlines — 0.7%
Delta Air Lines, Inc.	7,571	329,036
United Continental Holdings, Inc.†	9,190	414,377

		743,413

Apparel Manufacturers — 0.5%
Ralph Lauren Corp.	1,890	178,284
VF Corp.	6,906	430,382

		608,666

Applications Software — 2.9%
Microsoft Corp.	63,376	3,358,928

Audio/Video Products — 0.3%
Harman International Industries, Inc.	3,704	289,801

Auto - Cars/Light Trucks — 0.4%
Ford Motor Co.	17,428	235,104
General Motors Co.	5,548	173,541

		408,645

Auto - Heavy Duty Trucks — 0.5%
PACCAR, Inc.	11,177	623,118

Auto/Truck Parts & Equipment - Original — 0.2%
Delphi Automotive PLC	2,150	146,114
Johnson Controls, Inc.	1,446	63,841
Magna International, Inc.	1,176	47,663

		257,618

Banks - Commercial — 0.3%
BB&T Corp.	2,443	88,852
Regions Financial Corp.	5,781	56,827
SVB Financial Group†	929	102,376
Zions Bancorporation	2,017	56,516

		304,571

Banks - Fiduciary — 0.6%
Bank of New York Mellon Corp.	2,616	110,029
Citizens Financial Group, Inc.	3,670	86,429
State Street Corp.	7,239	456,491

		652,949

Banks - Super Regional — 2.5%
Capital One Financial Corp.	5,176	379,090
Comerica, Inc.	1,794	84,497
KeyCorp	15,177	194,569
Wells Fargo & Co.	42,445	2,152,811

		2,810,967

Beverages - Non-alcoholic — 2.3%
Coca-Cola Co.	19,995	891,777
Dr Pepper Snapple Group, Inc.	1,144	104,562

Security Description	Shares	Value (Note 2)

Beverages - Non-alcoholic (continued)
PepsiCo, Inc.	15,831	$1,601,622

		2,597,961

Beverages - Wine/Spirits — 0.4%
Constellation Brands, Inc., Class A	3,165	484,720

Brewery — 0.8%
Boston Beer Co., Inc., Class A†	686	106,604
Molson Coors Brewing Co., Class B	7,714	765,075

		871,679

Building Products - Cement — 0.1%
Martin Marietta Materials, Inc.	858	162,196

Building Products - Wood — 0.3%
Masco Corp.	10,435	340,598

Building - Residential/Commercial — 0.5%
D.R. Horton, Inc.	7,676	234,579
PulteGroup, Inc.	11,121	208,630
Toll Brothers, Inc.†	3,228	94,096

		537,305

Cable/Satellite TV — 1.9%
Charter Communications, Inc.†	2,462	539,030
Comcast Corp., Class A	21,008	1,329,806
DISH Network Corp., Class A†	6,165	307,634

		2,176,470

Cellular Telecom — 0.2%
T-Mobile US, Inc.†	4,075	174,247

Chemicals - Diversified — 1.5%
Axiall Corp.	3,384	78,813
Dow Chemical Co.	10,245	526,183
E.I. du Pont de Nemours & Co.	10,148	663,781
Eastman Chemical Co.	5,566	408,322

		1,677,099

Commercial Services - Finance — 0.4%
Automatic Data Processing, Inc.	706	62,015
Equifax, Inc.	438	55,070
Global Payments, Inc.	873	67,824
PayPal Holdings, Inc.†	2,932	110,800
Vantiv, Inc., Class A†	2,664	143,243

		438,952

Computer Services — 1.9%
Accenture PLC, Class A	13,306	1,583,015
Cognizant Technology Solutions Corp., Class A†	8,991	552,407
Hewlett Packard Enterprise Co.	2,793	51,587

		2,187,009

Computers — 3.4%
Apple, Inc.	34,981	3,493,202
HP, Inc.	27,207	364,030

		3,857,232

Computers - Memory Devices — 0.2%
Western Digital Corp.	5,277	245,592

Consumer Products - Misc. — 0.9%
Kimberly-Clark Corp.	7,684	976,175

Containers - Metal/Glass — 0.3%
Crown Holdings, Inc.†	7,295	380,580

Containers - Paper/Plastic — 0.2%
Sealed Air Corp.	1,237	57,446

113

VALIC Company I Growth & Income Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Containers - Paper/Plastic (continued)
WestRock Co.	4,690	$185,771

		243,217

Cosmetics & Toiletries — 1.0%
Procter & Gamble Co.	14,047	1,138,369

Cruise Lines — 0.4%
Royal Caribbean Cruises, Ltd.	6,561	507,756

Data Processing/Management — 0.5%
Fidelity National Information Services, Inc.	7,641	567,497

Diagnostic Equipment — 1.3%
Abbott Laboratories	20,860	826,682
Danaher Corp.	1,851	182,064
Thermo Fisher Scientific, Inc.	2,745	416,609

		1,425,355

Diversified Banking Institutions — 3.6%
Bank of America Corp.	94,655	1,399,948
Citigroup, Inc.	33,518	1,560,933
Goldman Sachs Group, Inc.	1,690	269,521
Morgan Stanley	30,687	839,903

		4,070,305

Diversified Manufacturing Operations — 2.0%
3M Co.	330	55,546
Eaton Corp PLC	11,942	735,985
General Electric Co.	34,416	1,040,396
Ingersoll-Rand PLC	2,475	165,355
Parker-Hannifin Corp.	1,050	120,582
Pentair PLC	1,095	65,963
Textron, Inc.	1,521	57,889

		2,241,716

E-Commerce/Products — 1.7%
Amazon.com, Inc.†	2,679	1,936,354

Electric Products - Misc. — 0.1%
Emerson Electric Co.	1,296	67,418

Electric - Distribution — 0.2%
PPL Corp.	4,473	172,389

Electric - Integrated — 2.7%
CMS Energy Corp.	7,605	318,041
Edison International	8,351	598,182
Exelon Corp.	1,577	54,044
NextEra Energy, Inc.	6,681	802,522
PG&E Corp.	1,957	117,577
Public Service Enterprise Group, Inc.	10,810	483,747
Xcel Energy, Inc.	16,808	695,347

		3,069,460

Electronic Components - Semiconductors — 2.0%
Broadcom, Ltd.	8,324	1,284,892
Qorvo, Inc.†	736	37,514
Texas Instruments, Inc.	15,398	933,119

		2,255,525

Electronic Connectors — 0.6%
Amphenol Corp., Class A	1,027	60,305
TE Connectivity, Ltd.	10,812	648,720

		709,025

Electronic Forms — 1.0%
Adobe Systems, Inc.†	11,309	1,124,906

Security Description	Shares	Value (Note 2)

Electronic Measurement Instruments — 0.1%
Agilent Technologies, Inc.	1,972	$90,495

Electronic Security Devices — 0.2%
Allegion PLC	3,893	263,323

Electronics - Military — 0.4%
L-3 Communications Holdings, Inc.	3,484	478,040

Engineering/R&D Services — 0.3%
Fluor Corp.	7,485	395,058

Engines - Internal Combustion — 0.4%
Cummins, Inc.	3,934	450,325

Enterprise Software/Service — 0.1%
Oracle Corp.	4,220	169,644

Finance - Consumer Loans — 0.2%
Synchrony Financial†	6,570	204,984

Finance - Credit Card — 1.4%
American Express Co.	1,377	90,551
Discover Financial Services	5,855	332,623
MasterCard, Inc., Class A	1,129	108,271
Visa, Inc., Class A	13,953	1,101,450

		1,632,895

Finance - Investment Banker/Broker — 0.7%
Charles Schwab Corp.	21,912	670,069
TD Ameritrade Holding Corp.	4,832	157,861

		827,930

Finance - Other Services — 0.4%
Intercontinental Exchange, Inc.	1,547	419,423

Food - Confectionery — 0.3%
Hershey Co.	3,914	363,415

Food - Misc./Diversified — 0.9%
Mondelez International, Inc., Class A	24,310	1,081,552

Food - Retail — 0.4%
Kroger Co.	13,874	496,134

Gas - Distribution — 0.4%
Sempra Energy	3,173	339,892
UGI Corp.	3,313	142,194

		482,086

Gold Mining — 0.1%
Newmont Mining Corp.	3,005	97,392

Home Decoration Products — 0.1%
Newell Brands, Inc.	1,383	65,955

Instruments - Controls — 1.1%
Honeywell International, Inc.	10,929	1,244,048

Insurance Brokers — 0.2%
Arthur J. Gallagher & Co.	3,822	184,717

Insurance - Life/Health — 0.1%
Prudential Financial, Inc.	719	56,981

Insurance - Multi-line — 2.4%
Chubb, Ltd.	9,129	1,155,823
Hartford Financial Services Group, Inc.	2,451	110,712
MetLife, Inc.	20,127	916,785
Voya Financial, Inc.	3,612	118,690
XL Group PLC	11,510	395,368

		2,697,378

Insurance - Reinsurance — 1.3%
Berkshire Hathaway, Inc., Class B†	10,540	1,481,292

114

VALIC Company I Growth & Income Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Internet Content - Entertainment — 1.8%
Facebook, Inc., Class A†	17,418	$2,069,433

Investment Management/Advisor Services — 0.8%
Ameriprise Financial, Inc.	927	94,248
BlackRock, Inc.	1,383	503,205
Invesco, Ltd.	10,043	315,350

		912,803

Machinery - Construction & Mining — 0.0%
Caterpillar, Inc.#	746	54,092

Machinery - Farming — 0.1%
Deere & Co.#	801	65,914

Medical Instruments — 0.7%
Boston Scientific Corp.†	33,247	755,040
Medtronic PLC	682	54,887

		809,927

Medical Labs & Testing Services — 0.1%
Quest Diagnostics, Inc.	1,097	84,655

Medical Products — 0.2%
Stryker Corp.	2,576	286,348

Medical - Biomedical/Gene — 3.6%
Alexion Pharmaceuticals, Inc.†	2,558	386,002
Amgen, Inc.	365	57,652
Biogen, Inc.†	2,735	792,411
BioMarin Pharmaceutical, Inc.†	631	56,569
Celgene Corp.†	9,602	1,013,203
Gilead Sciences, Inc.	13,599	1,183,929
Illumina, Inc.†	1,926	278,943
Vertex Pharmaceuticals, Inc.†	3,506	326,584

		4,095,293

Medical - Drugs — 6.0%
Allergan PLC†	3,392	799,664
Bristol-Myers Squibb Co.	21,539	1,544,346
Eli Lilly & Co.	14,617	1,096,714
Johnson & Johnson	10,357	1,167,130
Merck & Co., Inc.	6,502	365,803
Pfizer, Inc.	52,255	1,813,248

		6,786,905

Medical - Generic Drugs — 0.1%
Mylan NV†	2,365	102,499

Medical - HMO — 2.3%
Aetna, Inc.	5,577	631,484
Anthem, Inc.	681	90,001
Cigna Corp.	1,584	202,926
Humana, Inc.	2,602	448,871
UnitedHealth Group, Inc.	9,543	1,275,613

		2,648,895

Medical - Hospitals — 0.1%
HCA Holdings, Inc.†	819	63,898

Medical - Wholesale Drug Distribution — 1.0%
McKesson Corp.	5,981	1,095,360

Multimedia — 2.1%
Time Warner, Inc.	16,802	1,271,239
Twenty-First Century Fox, Inc., Class A	38,761	1,119,418

		2,390,657

Networking Products — 0.5%
Cisco Systems, Inc.	18,613	540,708

Security Description	Shares	Value (Note 2)

Oil Companies - Exploration & Production — 3.0%
Cabot Oil & Gas Corp.	13,032	$312,377
Concho Resources, Inc.†	1,536	186,378
ConocoPhillips	8,816	386,053
Diamondback Energy, Inc.†	2,755	250,567
EOG Resources, Inc.	5,604	455,942
EQT Corp.	5,049	369,839
Occidental Petroleum Corp.	10,880	820,787
Pioneer Natural Resources Co.	3,851	617,392

		3,399,335

Oil Companies - Integrated — 2.8%
Chevron Corp.	13,969	1,410,869
Exxon Mobil Corp.	20,418	1,817,610

		3,228,479

Oil Field Machinery & Equipment — 0.0%
National Oilwell Varco, Inc.	1,526	50,282

Oil Refining & Marketing — 0.3%
Marathon Petroleum Corp.	1,970	68,615
Valero Energy Corp.	5,723	313,048

		381,663

Oil - Field Services — 0.7%
Baker Hughes, Inc.	2,756	127,823
Halliburton Co.	9,375	395,438
Schlumberger, Ltd.	3,488	266,134

		789,395

Pipelines — 0.1%
Kinder Morgan, Inc.	8,103	146,502

Radio — 0.1%
Sirius XM Holdings, Inc.†#	28,001	112,564

Real Estate Investment Trusts — 2.7%
American Tower Corp.	2,081	220,128
Apartment Investment & Management Co., Class A	1,317	56,170
AvalonBay Communities, Inc.	2,558	460,133
Boston Properties, Inc.	633	79,524
DiamondRock Hospitality Co.	6,525	58,334
Equinix, Inc.	724	262,088
Essex Property Trust, Inc.	505	114,751
HCP, Inc.	6,341	208,429
Kimco Realty Corp.	9,508	267,935
LaSalle Hotel Properties	4,307	99,535
Liberty Property Trust	3,172	118,379
Macerich Co.	731	55,790
Prologis, Inc.	5,505	261,653
Public Storage	535	135,735
Simon Property Group, Inc.	2,321	458,722
SL Green Realty Corp.	1,614	163,595
STORE Capital Corp.	1,876	47,894

		3,068,795

Retail - Apparel/Shoe — 0.1%
lululemon athletica, Inc.†#	672	43,700
PVH Corp.	514	48,213
Ross Stores, Inc.	1,066	56,925

		148,838

Retail - Auto Parts — 0.3%
O’Reilly Automotive, Inc.†	1,176	310,970

Retail - Automobile — 0.0%
AutoNation, Inc.†	852	42,975

Retail - Building Products — 2.3%
Home Depot, Inc.	10,522	1,390,167

115

VALIC Company I Growth & Income Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail - Building Products (continued)
Lowe’s Cos., Inc.	15,409	$1,234,723

		2,624,890

Retail - Consumer Electronics — 0.2%
Best Buy Co., Inc.	6,669	214,542

Retail - Discount — 1.3%
Costco Wholesale Corp.	4,610	685,830
Dollar General Corp.	5,918	532,028
Target Corp.	3,030	208,403
Wal-Mart Stores, Inc.	189	13,378

		1,439,639

Retail - Drug Store — 0.3%
Walgreens Boots Alliance, Inc.	4,678	362,077

Retail - Jewelry — 0.1%
Signet Jewelers, Ltd.	304	30,087
Tiffany & Co.	1,558	96,534

		126,621

Retail - Major Department Stores — 0.6%
TJX Cos., Inc.	9,028	687,211

Retail - Restaurants — 0.8%
Starbucks Corp.	11,069	607,577
Yum! Brands, Inc.	4,216	346,092

		953,669

Semiconductor Components - Integrated Circuits — 0.2%
NXP Semiconductors NV†	3,028	286,116

Semiconductor Equipment — 0.9%
KLA-Tencor Corp.	942	68,700
Lam Research Corp.	11,045	914,637

		983,337

Steel - Producers — 0.0%
United States Steel Corp.#	1,230	17,798

Telephone - Integrated — 1.6%
AT&T, Inc.	33,057	1,294,181
Verizon Communications, Inc.	9,892	503,503

		1,797,684

Television — 0.1%
CBS Corp., Class B	2,589	142,913

Textile - Home Furnishings — 0.1%
Mohawk Industries, Inc.†	341	67,071

Tobacco — 1.2%
Philip Morris International, Inc.	13,491	1,331,292

Tools - Hand Held — 0.6%
Snap-on, Inc.	1,060	171,529
Stanley Black & Decker, Inc.	4,731	535,455

		706,984

Security Description	Shares/ Principal Amount	Value (Note 2)

Transport - Rail — 1.3%
Canadian Pacific Railway, Ltd.	2,704	$350,411
CSX Corp.	5,852	154,668
Union Pacific Corp.	12,240	1,030,486

		1,535,565

Web Portals/ISP — 2.8%
Alphabet, Inc., Class A†	2,129	1,594,301
Alphabet, Inc., Class C†	2,222	1,634,770

		3,229,071

Total Long-Term Investment Securities
(cost $98,391,770)		112,366,915

SHORT-TERM INVESTMENT SECURITIES — 0.9%
Registered Investment Companies — 0.2%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2)	247,381	247,381

Time Deposits — 0.7%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$846,000	846,000

Total Short-Term Investment Securities
(cost $1,093,381)		1,093,381

TOTAL INVESTMENTS
(cost $99,485,151) (3)	99.6%	113,460,296
Other assets less liabilities	0.4	424,531

NET ASSETS	100.0%	$113,884,827

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $294,069. This was secured by collateral of $247,381, which was received in cash and subsequently invested in short-term investments currently valued at $247,381 as reported in the Portfolio of Investments. Additional collateral of $55,015 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Notes/Bonds	0.13% to 2.75%	07/31/2016 to 08/15/2042	$55,015

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	See Note 5 for cost of investments on a tax basis.

Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of May 31, 2016	Unrealized Appreciation (Depreciation)
10	Long	S&P 500 E-Mini Index	June 2016	$1,021,645	$1,047,450	$25,805

116

VALIC Company I Growth & Income Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$112,366,915	$—	$—	$112,366,915
Short-Term Investment Securities:
Registered Investment Companies	247,381	—	—	247,381
Time Deposits	—	846,000	—	846,000

Total Investments at Value	$112,614,296	$846,000	$—	$113,460,296

Other Financial Instruments:†
Futures Contracts	$25,805	$—	$—	$25,805

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

117

VALIC Company I Health Sciences Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Medical — Drugs	22.2%
Medical — Biomedical/Gene	20.7
Medical — HMO	19.8
Medical Products	8.1
Registered Investment Companies	6.5
Medical — Hospitals	4.7
Diagnostic Equipment	3.4
Medical Instruments	3.4
Medical — Wholesale Drug Distribution	2.7
Therapeutics	2.3
Retail — Drug Store	2.2
Dialysis Centers	2.0
Electronic Measurement Instruments	1.7
Medical — Generic Drugs	1.2
Instruments — Scientific	0.8
Medical Information Systems	0.7
Drug Delivery Systems	0.5
Dental Supplies & Equipment	0.5
Pharmacy Services	0.5
Instruments — Controls	0.4
X-Ray Equipment	0.3
Physicians Practice Management	0.3
Human Resources	0.2
Consulting Services	0.2
Retail — Convenience Store	0.1

105.4%

*	Calculated as a percentage of net assets

118

VALIC Company I Health Sciences Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 98.3%
Consulting Services — 0.2%
Advisory Board Co.†	54,900	$1,802,367

Dental Supplies & Equipment — 0.5%
Align Technology, Inc.†	20,900	1,647,547
DENTSPLY SIRONA, Inc.	38,756	2,409,073

		4,056,620

Diagnostic Equipment — 3.4%
Danaher Corp.	49,600	4,878,656
GenMark Diagnostics, Inc.†#	60,900	458,577
Oxford Immunotec Global PLC†#	21,000	185,220
Thermo Fisher Scientific, Inc.	143,600	21,794,172

		27,316,625

Dialysis Centers — 2.0%
DaVita HealthCare Partners, Inc.†	178,700	13,817,084
Fresenius SE & Co. KGaA	27,398	2,067,756

		15,884,840

Drug Delivery Systems — 0.5%
Catalent, Inc.†	105,000	2,952,600
DexCom, Inc.†	22,400	1,444,576

		4,397,176

Electronic Measurement Instruments — 1.7%
Agilent Technologies, Inc.	292,000	13,399,880

Human Resources — 0.2%
Team Health Holdings, Inc.†	38,200	1,832,454

Instruments - Controls — 0.4%
Mettler-Toledo International, Inc.†	7,900	2,965,028

Instruments - Scientific — 0.8%
FEI Co.	58,000	6,232,100

Medical Imaging Systems — 0.0%
Lantheus Holdings, Inc.†	147,800	288,210

Medical Information Systems — 0.7%
athenahealth, Inc.†#	47,693	6,050,811

Medical Instruments — 3.4%
Bruker Corp.	95,300	2,515,920
Intuitive Surgical, Inc.†	26,560	16,857,898
Medtronic PLC	96,521	7,768,010

		27,141,828

Medical Products — 8.1%
Advanced Accelerator Applications SA†(1)(3)(4)	72,378	1,078,432
Advanced Accelerator Applications SA ADR†	15,933	474,803
Becton Dickinson and Co.	167,400	27,863,730
Cooper Cos., Inc.	32,200	5,242,482
Henry Schein, Inc.†	38,700	6,723,351
Medgenics, Inc.†	39,000	222,300
Novocure, Ltd.†#	70,779	787,770
Stryker Corp.	109,800	12,205,368
Teleflex, Inc.	15,500	2,497,050
West Pharmaceutical Services, Inc.	58,200	4,369,656
Wright Medical Group NV†#	192,714	3,727,089
Wright Medical Group NV CVR†#	7,700	11,242

		65,203,273

Medical - Biomedical/Gene — 20.6%
Acceleron Pharma, Inc.†	65,800	2,251,018
Acerta Pharma B.V., Class A (entitlement share)(2)(3)(4)	854,366	806,436
Acerta Pharma B.V., Class B CVR(2)(3)(4)	9,771,120	581,382
Achillion Pharmaceuticals, Inc.†	171,500	1,603,525
Alexion Pharmaceuticals, Inc.†	227,585	34,342,576

Security Description	Shares	Value (Note 2)

Medical - Biomedical/Gene (continued)
Alnylam Pharmaceuticals, Inc.†	47,844	$3,431,372
Ardelyx, Inc.†	54,600	499,590
Bellicum Pharmaceuticals, Inc.†#	42,524	496,255
Biogen, Inc.†	45,800	13,269,634
BioMarin Pharmaceutical, Inc.†	42,400	3,801,160
Bluebird Bio, Inc.†#	51,000	2,307,750
Blueprint Medicines Corp.†#	15,000	284,850
Celgene Corp.†	75,880	8,006,858
Corvus Pharmaceuticals, Inc.†#	8,200	115,210
Corvus Pharmaceuticals, Inc.†(1)(3)(4)	17,999	240,242
Editas Medicine, Inc.†#	15,075	559,132
Editas Medicine, Inc.†(1)(3)(4)	21,204	747,133
Exelixis, Inc.†#	393,844	2,556,047
Gilead Sciences, Inc.	225,300	19,614,618
Incyte Corp.†	182,100	15,371,061
Insmed, Inc.†#	255,200	3,011,360
Ligand Pharmaceuticals, Inc.†#	11,800	1,411,162
Medivation, Inc.†	23,300	1,408,718
Novavax, Inc.†#	641,500	3,906,735
Otonomy, Inc.†	21,900	321,711
Prothena Corp. PLC†#	111,387	5,406,725
Puma Biotechnology, Inc.†	41,155	1,555,247
Regeneron Pharmaceuticals, Inc.†	37,300	14,880,089
REGENXBIO, Inc.†#	28,165	348,119
Retrophin, Inc.†	25,700	456,946
Spark Therapeutics, Inc.#	76,525	4,281,574
Ultragenyx Pharmaceutical, Inc.†	32,492	2,375,165
Vertex Pharmaceuticals, Inc.†	164,505	15,323,641
Zeneca, Inc. CVR(2)(3)(4)	23,110	14,213

		165,587,254

Medical - Drugs — 21.8%
AbbVie, Inc.	182,677	11,495,864
ACADIA Pharmaceuticals, Inc.†#	194,000	6,873,420
Aimmune Therapeutics, Inc.†#	16,100	247,135
Alkermes PLC†	157,900	7,328,139
Allergan PLC†	147,480	34,768,410
Amicus Therapeutics, Inc.†#	213,400	1,510,872
Anacor Pharmaceuticals, Inc.†	15,832	1,572,118
Astellas Pharma, Inc.	286,300	3,922,130
Baxalta, Inc.	155,103	7,015,309
BeiGene, Ltd.(1)(3)(4)	212,162	437,992
BeiGene, Ltd. ADS†#	12,607	356,148
Bristol-Myers Squibb Co.	381,900	27,382,230
Carbylan Therapeutics, Inc.†	84,500	92,950
Chugai Pharmaceutical Co., Ltd.#	58,700	2,064,717
Clovis Oncology, Inc.†#	45,200	760,716
CoLucid Pharmaceuticals, Inc.†#	31,800	222,600
Eli Lilly & Co.	240,200	18,022,206
Endo International PLC†#	48,200	762,042
FibroGen, Inc.†	35,700	666,162
Inotek Pharmaceuticals Corp.†#	40,200	369,840
Ironwood Pharmaceuticals, Inc.†#	222,500	2,779,025
Mallinckrodt PLC†	261,044	16,539,748
Merck & Co., Inc.	96,400	5,423,464
Natco Pharma, Ltd.	49,005	351,050
Ophthotech Corp.†	49,600	2,663,520
Pacira Pharmaceuticals, Inc.†	66,200	3,078,962
Shire PLC ADR#	26,800	4,989,088
TESARO, Inc.†#	116,222	5,381,078
TherapeuticsMD, Inc.†#	564,200	5,043,948
Valeant Pharmaceuticals International, Inc.†	18,133	515,884
Zoetis, Inc.	46,300	2,195,546

		174,832,313

119

VALIC Company I Health Sciences Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Medical - Generic Drugs — 1.2%
AveXis, Inc.†#	8,300	$356,734
AveXis, Inc.†(1)(3)(4)	23,936	977,331
Teva Pharmaceutical Industries, Ltd. ADR	160,400	8,319,948

		9,654,013

Medical - HMO — 19.8%
Aetna, Inc.	276,500	31,308,095
Anthem, Inc.	140,800	18,608,128
Centene Corp.†	184,600	11,509,810
Cigna Corp.	186,500	23,892,515
Humana, Inc.	197,500	34,070,725
UnitedHealth Group, Inc.	248,200	33,176,894
Universal American Corp.	55,200	454,848
WellCare Health Plans, Inc.†	61,600	6,247,472

		159,268,487

Medical - Hospitals — 4.7%
Acadia Healthcare Co., Inc.†	105,780	6,227,268
Adeptus Health, Inc., Class A†#	43,800	3,131,700
HCA Holdings, Inc.†	220,500	17,203,410
Universal Health Services, Inc., Class B	82,800	11,166,408

		37,728,786

Medical - Wholesale Drug Distribution — 2.7%
McKesson Corp.	119,100	21,811,974

Pharmacy Services — 0.4%
Diplomat Pharmacy, Inc.†#	83,300	2,713,914
JAND, Inc. (dba Warby Parker)., Class A(2)(3)(4)	33,706	344,540

		3,058,454

Physicians Practice Management — 0.3%
Envision Healthcare Holdings, Inc.†	82,300	2,041,863

Retail - Convenience Store — 0.1%
CP ALL PCL	494,800	689,050

Retail - Drug Store — 2.2%
Raia Drogasil SA	47,000	750,991
Rite Aid Corp.†	763,123	5,876,047
Walgreens Boots Alliance, Inc.	139,700	10,812,780

		17,439,818

Therapeutics — 2.3%
Agios Pharmaceuticals, Inc.†#	11,500	643,425
Axovant Sciences, Ltd.†#	45,500	601,055
Dyax Corp. CVR(2)(4)	159,200	176,712
GW Pharmaceuticals PLC ADR†#	5,545	494,170
Merus BV†#	21,900	188,559
Neurocrine Biosciences, Inc.†	281,835	13,993,108
Portola Pharmaceuticals, Inc.†	22,600	621,048
Seres Therapeutics, Inc.†#	39,706	1,208,254
Xencor, Inc.†#	31,700	447,921

		18,374,252

X-Ray Equipment — 0.3%
Hologic, Inc.†	72,200	2,484,402

Total Common Stocks
(cost $650,313,394)		789,541,878

CONVERTIBLE PREFERRED SECURITIES — 0.5%
Medical Information Systems — 0.0%
Doximity, Inc., Series C†(2)(3)(4)	64,785	249,422

Medical - Biomedical/Gene — 0.1%
Audentes Therapeutics, Inc., Series C†(2)(3)(4)	37,847	186,176
Ovid Therapeutics, Inc., Series B†(2)(3)(4)	31,882	144,996

		331,172

Security Description	Shares/ Principal Amount	Value (Note 2)

Medical - Drugs — 0.3%
Allergan PLC 5.50%	2,970	$2,508,640

Pharmacy Services — 0.1%
JAND, Inc. (dba Warby Parker), Series D†(2)(3)(4)	75,264	769,343

Total Convertible Preferred Securities
(cost $4,153,254)		3,858,577

WARRANTS† — 0.0%
Medical Products — 0.0%
EnteroMedics, Inc. Expires 09/28/2016 (Strike price $1.90)	6,300	0
EnteroMedics, Inc. Expires 06/13/2016 (Strike price $2.19)	42,300	0

		0

Medical - Drugs — 0.0%
Alexza Pharmaceuticals, Inc. Expires 06/20/2016 (strike price $27.70)(3)(4)	1,305	0

Total Warrants
(cost $1,631)		0

CONVERTIBLE BONDS & NOTES — 0.1%
Medical - Drugs — 0.1%
Ironwood Pharmaceuticals, Inc. Senior Notes 2.25% due 06/15/2022* (cost $865,000)	$865,000	864,460

Total Long-Term Investment Securities
(cost $655,333,279)		794,264,915

SHORT-TERM INVESTMENT SECURITIES — 6.5%
Registered Investment Companies — 6.5%
State Street Institutional U.S. Government Money Market Fund 0.24%(6)	494,682	494,682
State Street Navigator Securities Lending Prime Portfolio 0.53%(5)(6)	42,559,729	42,559,729
T. Rowe Price Reserve Investment Fund 0.37%(6)	9,072,128	9,072,128

Total Short-Term Investment Securities
(cost $52,126,539)		52,126,539

TOTAL INVESTMENTS
(cost $707,459,818)(7)	105.4%	846,391,454
Liabilities in excess of other assets	(5.4)	(42,989,070)

NET ASSETS —	100.0%	$803,402,384

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $864,460 representing 0.1% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs (see Note 2).
(2)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs (see Note 2).
(3)

Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted

120

VALIC Company I Health Sciences Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of May 31, 2016, the Health Sciences Fund held the following restricted securities:

Description	Acquisition Date	Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Common Stocks
Acerta Pharma B.V. Class A (entitlement shares)	2/2/2016	854,366	$854,366	$806,436	$0.94	0.10%
Acerta Pharma B.V. Class B CVR	2/2/2016	9,771,120	249,853	581,382	0.06	0.07%
Advanced Accelerator Applications SA	6/12/2015	72,378	496,871	1,078,432	14.90	0.14%
AveXis, Inc.	9/3/2015	23,936	503,005	997,331	41.67	0.12%
BeiGene, Ltd.	4/21/2015	212,162	248,230	437,992	2.06	0.06%
Corvus Pharma ceuticals, Inc.	9/16/2015	17,999	252,166	240,242	13.35	0.03%
Editas Medicine, Inc.	8/4/2015	21,204	248,090	747,133	35.24	0.09%
JAND, Inc. (dba Warby Parker) Class A	4/23/2015	33,706	387,123	344,540	10.22	0.04%
Zeneca, Inc. CVR	7/19/2013	23,110	0	14,213	0.62	0.00%
Convertible Preferred Securities
Audentes Therapeutics, Inc. Series C	10/8/2015	37,847	255,036	186,176	4.92	0.02%
Doximity, Inc. Series C	4/10/2014	64,785	312,316	249,422	3.85	0.03%
JAND, Inc. (dba Warby Parker) Series D	4/23/2015	75,264	864,430	769,343	10.22	0.10%
Ovid Therapeutics, Inc. Series B	8/10/2015	31,882	198,625	144,996	4.55	0.02%

Description	Acquisition Date	Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Warrants
Alexza Pharmaceuticals, Inc. Expires 06/20/2016 Strike price $27.70	10/5/2009	1,305	$1,631	$0	$0.00	0.00%

				$6,597,638		0.82%

(4)	Illiquid security. At May 31, 2016, the aggregate value of these securities was $6,754,350 representing 0.8% of net assets.
(5)	At May 31, 2016, the Fund had loaned securities with a total value of $49,583,644. This was secured by collateral of $42,559,729, which was received in cash and subsequently invested in short-term investments currently valued at $42,559,729 as reported in the Portfolio of Investments. Additional collateral of $7,727,399 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	09/15/2016 to 12/08/2016	$215,968
United States Treasury Notes/Bonds	zero coupon to 8.88%	06/15/2016 to 02/15/2046	7,511,431

(6)	The rate shown is the 7-day yield as of May 31, 2016
(7)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

ADS—American Depositary Shares

CVR—Contingent Value Rights

Exchange-Traded Written Call Options
Issue	Expiration Month	Strike Price	No. of Contracts	Premiums Received	Value at May 31,2016	Unrealized Appreciation (Depreciation)
Acadia Pharmaceuticals Inc.	June 2016	$29.00	101	$40,232	$68,680	$(28,448)
Acadia Pharmaceuticals, Inc.	June 2016	30.00	153	67,384	89,505	(22,121)
Allergan PLC	January 2017	270.00	70	104,802	73,500	31,302
Incyte Corp.	June 2016	75.00	106	89,780	107,590	(17,810)
Intuitive Surgical Inc.	October 2016	700.00	9	20,767	14,400	6,367
Neurocrine Biosciences, Inc.	November 2016	50.00	90	56,467	69,750	(13,283)
Neurocrine Biosciences, Inc.	November 2016	55.00	97	53,269	53,269	–
Regeneron Pharmaceuticals, Inc.	August 2016	420.00	28	90,752	49,280	41,472
Spark Therapeutics, Inc.	September 2016	50.00	99	53,549	107,415	(53,866)
Spark Therapeutics, Inc.	September 2016	60.00	23	11,581	13,800	(2,219)
Wellcare Health Plans, Inc.	June 2016	95.00	73	39,240	53,290	(14,050)

			849	$627,823	$700,479	$(72,656)

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Medical Products	$64,124,841	$1,078,432	$—	$65,203,273
Medical - Biomedical/Gene	163,197,847	987,376	1,402,031	165,587,254
Medical - Drugs	174,394,321	437,992	—	174,832,313
Medical - Generic Drugs	8,676,682	977,331	—	9,654,013

121

VALIC Company I Health Sciences Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Pharmacy Services	$2,713,914	$—	$344,540	$3,058,454
Therapeutics	18,197,540	—	176,712	18,374,252
Other Industries	352,832,319	—	—	352,832,319
Convertible Preferred Securities:
Medical - Drugs	2,508,640	—	—	2,508,640
Other Industries	—	—	1,349,937	1,349,937
Warrants	—	0	—	0
Convertible Bonds & Notes	—	864,460	—	864,460
Short-Term Investment Securities	52,126,539	—	—	52,126,539

Total Investments at Value	$838,772,643	$4,345,591	$3,273,220	$846,391,454

Other Financial Instruments:†
Written Call Options	$79,141	$—	$—	$79,141

LIABILITIES:
Other Financial Instruments:†
Written Call Options	$151,797	$—	$—	$151,797

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no material transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

122

VALIC Company I Inflation Protected Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

United States Treasury Notes	30.2%
United States Treasury Bonds	24.6
Diversified Banking Institutions	13.0
Sovereign	10.9
Time Deposits	2.3
Banks — Commercial	2.2
Insurance — Multi-line	2.1
Federal Home Loan Mtg. Corp.	1.9
Insurance — Life/Health	1.8
Banks — Super Regional	1.6
Finance — Consumer Loans	1.3
Federal National Mtg. Assoc.	1.0
Special Purpose Entities	0.9
Gold Mining	0.8
Oil Companies — Exploration & Production	0.8
Diversified Financial Services	0.7
Metal — Diversified	0.5
Telephone — Integrated	0.5
Auto — Cars/Light Trucks	0.4
Electric — Integrated	0.4
Computers	0.4
Registered Investment Companies	0.4
Medical — Generic Drugs	0.3
Retail — Drug Store	0.3
Metal — Copper	0.2
Retail — Building Products	0.2
Diversified Minerals	0.2
Government National Mtg. Assoc.	0.1
Banks — Money Center	0.1
Federal Home Loan Bank	0.1
Coatings/Paint	0.1
Real Estate Investment Trusts	0.1
Pipelines	0.1
SupraNational Banks	0.1
Chemicals — Plastics	0.1
Containers — Paper/Plastic	0.1
Steel Pipe & Tube	0.1

100.9%

Credit Quality†#

Aaa	66.7%
Aa	6.2
A	10.9
Baa	9.0
Ba	2.9
B	0.5
Not Rated@	3.8

100.0%

*	Calculated as a percentage of net assets.
@	Represent debt issues that either have no rating, or the rating is unavailable from the data source.
†	Source: Moody’s
#	Calculated as percentage of total debt issues, excluding short-term securities.

123

VALIC Company I Inflation Protected Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Principal Amount**	Value (Note 2)

ASSET BACKED SECURITIES — 0.3%
Diversified Financial Services — 0.3%
Citigroup Commercial Mtg. Trust FRS Series 2014-388G, Class C 1.84% due 06/15/2033*(1)	$150,000	$149,771
COMM Mtg. Trust Series 2015-CR24, Class A2 3.02% due 08/10/2055(1)	171,855	179,169
CSAIL Commercial Mtg. Trust Series 2015-C1, Class A2 2.97% due 04/15/2050(1)	102,600	106,184
GS Mtg. Securities Corp. II Series GC30, Class A2 2.73% due 05/10/2050(1)	192,375	197,444
Invitation Homes Trust FRS Series 2014-SFR1, Class A 1.43% due 06/17/2031*	781,791	771,072

Total Asset Backed Securities
(cost $1,411,147)		1,403,640

U.S. CORPORATE BONDS & NOTES — 17.6%
Auto - Cars/Light Trucks — 0.4%
Toyota Motor Credit Corp. FRS Senior Notes 1.50% due 02/13/2020	2,000,000	1,953,948

Banks - Commercial — 0.7%
BB&T Corp. FRS Senior Notes 1.34% due 01/15/2020	653,000	644,622
BNP Paribas US LLC FRS Company Guar. Notes 2.06% due 04/03/2017	674,000	663,890
Santander Holdings USA, Inc. Senior Notes 2.70% due 05/24/2019	700,000	701,572
Zions Bancorporation FRS Sub. Notes 5.65% due 11/15/2023	1,000,000	1,012,500

		3,022,584

Banks - Super Regional — 1.0%
JPMorgan Chase Bank NA FRS Sub. Notes 0.96% due 06/13/2016	497,000	497,056
Wells Fargo & Co. FRS Senior Notes 2.35% due 03/31/2021	2,000,000	2,047,482
Wells Fargo Bank NA FRS Senior Notes 1.17% due 09/07/2017	2,000,000	2,003,878

		4,548,416

Coatings/Paint — 0.1%
RPM International, Inc. Senior Notes 5.25% due 06/01/2045	443,000	434,700

Computers — 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 3.48% due 06/01/2019*	511,000	517,638
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 4.42% due 06/15/2021*	1,099,000	1,120,945

		1,638,583

Containers - Paper/Plastic — 0.1%
Amcor Finance USA, Inc. Company Guar. Notes 3.63% due 04/28/2026*	247,000	247,854

Security Description	Principal Amount**	Value (Note 2)

Diversified Banking Institutions — 8.3%
Bank of America Corp. FRS Senior Notes 2.12% due 11/19/2024	$2,000,000	$1,845,000
Bank of America Corp. FRS Senior Notes 3.23% due 02/18/2020	1,600,000	1,609,920
Citigroup, Inc. FRS Senior Notes 1.18% due 03/27/2025	2,000,000	1,889,020
Citigroup, Inc. FRS Senior Notes 1.50% due 12/07/2018	1,350,000	1,342,211
Citigroup, Inc. FRS Senior Notes 1.85% due 09/29/2024	2,000,000	1,925,640
Citigroup, Inc. FRS Senior Notes 3.35% due 03/30/2020	4,000,000	4,168,480
Goldman Sachs Group, Inc. FRS Senior Notes 1.80% due 04/23/2020	1,057,000	1,057,416
Goldman Sachs Group, Inc. FRS Senior Notes 2.25% due 08/30/2023	4,000,000	4,027,676
JPMorgan Chase & Co. FRS Senior Notes 1.35% due 06/23/2016	2,000,000	1,971,400
JPMorgan Chase & Co FRS Senior Notes 1.78% due 06/07/2021	554,000	554,000
JPMorgan Chase & Co. FRS Senior Notes 2.10% due 12/20/2023	2,000,000	1,988,200
JPMorgan Chase & Co. FRS Senior Notes 2.85% due 02/25/2021	1,000,000	1,025,000
JPMorgan Chase & Co. FRS Senior Notes 2.93% due 04/28/2020	5,000,000	5,120,500
Morgan Stanley FRS Senior Notes 1.08% due 10/18/2016	400,000	400,368
Morgan Stanley FRS Senior Notes 2.57% due 08/24/2023	468,000	469,170
Morgan Stanley FRS Senior Notes 3.02% due 12/15/2019	1,813,000	1,799,403
Morgan Stanley FRS Senior Notes 3.02% due 01/24/2020	2,203,000	2,219,522
Morgan Stanley FRS Senior Notes 3.02% due 04/25/2023	3,870,000	3,802,275
Morgan Stanley FRS Senior Notes 3.02% due 06/09/2023	664,000	655,700

		37,870,901

Diversified Financial Services — 0.4%
Morgan Stanley & Co. LLC FRS Senior Notes 3.02% due 02/11/2020	2,000,000	2,055,000

124

VALIC Company I Inflation Protected Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount**	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Electric - Integrated — 0.0%
Dominion Resources, Inc. Jr. Sub. Notes 2.96% due 07/01/2019	$172,000	$173,140

Finance - Consumer Loans — 0.7%
SLM Corp. FRS Senior Notes 3.17% due 12/15/2020	2,017,000	1,648,897
SLM Corp. FRS Senior Notes 3.27% due 05/03/2019	1,576,000	1,392,396

		3,041,293

Finance - Investment Banker/Broker — 0.0%
Lehman Brothers Holdings, Inc. FRS Escrow Notes 0.00% due 04/14/2011†	400,000	30,500
Lehman Brothers Holdings, Inc. FRS Escrow Notes 0.00% due 06/10/2014†	578,000	44,217
Lehman Brothers Holdings, Inc. FRS Escrow Notes 0.00% due 11/01/2014	1,000,000	76,250

		150,967

Insurance - Life/Health — 1.0%
Allstate Life Global Funding Trusts FRS Senior Sec. Notes 1.53% due 11/25/2016	1,744,000	1,732,664
Pacific Life Global Funding FRS Senior Notes 2.97% due 06/02/2018*	300,000	301,200
Pacific LifeCorp Senior Notes 6.00% due 02/10/2020*	307,000	340,706
Prudential Financial, Inc. FRS Senior Notes 3.60% due 05/23/2018	2,000,000	2,045,000

		4,419,570

Insurance - Multi-line — 1.2%
Monumental Global Funding III FRS Senior Sec. Notes 3.20% due 05/22/2018*	5,000,000	5,283,620

Metal - Copper — 0.2%
Freeport-McMoRan, Inc. Company Guar. Notes 2.30% due 11/14/2017	1,027,000	1,001,325

Metal - Diversified — 0.5%
Glencore Funding LLC FRS Company Guar. Notes 1.69% due 04/16/2018*#	1,603,000	1,534,872
Glencore Funding LLC Company Guar. Notes 4.13% due 05/30/2023*	1,102,000	964,250

		2,499,122

Oil Companies - Exploration & Production — 0.8%
Anadarko Petroleum Corp. Senior Notes 4.85% due 03/15/2021	2,795,000	2,896,866
Anadarko Petroleum Corp. Senior Notes 6.45% due 09/15/2036	660,000	708,573

Security Description	Principal Amount**	Value (Note 2)

Oil Companies - Exploration & Production (continued)
Anadarko Petroleum Corp. Senior Notes 6.60% due 03/15/2046	$107,000	$119,214

		3,724,653

Real Estate Investment Trusts — 0.1%
Omega Healthcare Investors, Inc. Company Guar. Notes 4.50% due 04/01/2027	406,000	388,339

Retail - Building Products — 0.2%
Lowe’s Cos., Inc. FRS Senior Notes 0.87% due 04/15/2019	1,000,000	998,771

Retail - Drug Store — 0.3%
Walgreens Boots Alliance, Inc. Senior Notes 1.75% due 05/30/2018	460,000	460,584
Walgreens Boots Alliance, Inc. Senior Notes 2.60% due 06/01/2021	1,035,000	1,038,802

		1,499,386

Special Purpose Entity — 0.9%
Hartford Life Institutional Funding FRS Senior Sec. Notes 3.15% due 05/08/2018*(2)	3,985,000	4,012,935

Steel Pipe & Tube — 0.1%
Valmont Industries, Inc. Company Guar. Notes 5.25% due 10/01/2054	270,000	237,982

Telephone - Integrated — 0.2%
Verizon Communications, Inc. FRS Senior Notes 1.04% due 06/09/2017	1,000,000	1,000,597

Total U.S. Corporate Bonds & Notes
(cost $80,381,862)		80,203,686

FOREIGN CORPORATE BONDS & NOTES — 5.9%
Banks - Commercial — 0.8%
Banco Santander Chile FRS Senior Notes 1.53% due 04/11/2017*	800,000	798,000
Barclays Bank PLC FRS Senior Notes 1.28% due 03/10/2017	2,466,000	2,443,806
Santander Issuances SAU Company Guar. Notes 5.18% due 11/19/2025	400,000	397,677

		3,639,483

Chemicals - Plastics — 0.1%
Mexichem SAB de CV Company Guar. Notes 5.88% due 09/17/2044*	320,000	289,200

Diversified Banking Institutions — 3.3%
BNP Paribas SA FRS Senior Notes 1.99% due 12/21/2020	431,000	416,001
BNP Paribas SA Sub. Notes 4.38% due 05/12/2026*	400,000	403,492
Credit Suisse Group Funding Guernsey, Ltd. FRS Company Guar. Notes 2.92% due 04/16/2021*	1,799,000	1,832,598

125

VALIC Company I Inflation Protected Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount**	Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
HSBC Holdings PLC FRS Senior Notes 2.32% due 05/25/2021	$1,099,000	$1,106,882
Royal Bank of Scotland PLC FRS Company Guar. Notes 3.12% due 03/31/2018	2,000,000	2,024,400
Societe Generale SA FRS Company Guar. Notes 3.60% due 05/03/2023(2)	10,000,000	9,485,000

		15,268,373

Diversified Minerals — 0.2%
Anglo American Capital PLC Company Guar. Notes 2.63% due 09/27/2017*	350,000	347,375
Glencore Finance Canada, Ltd. Company Guar. Notes 2.70% due 10/25/2017*	547,000	544,265

		891,640

Gold Mining — 0.8%
Goldcorp, Inc. Senior Notes 2.13% due 03/15/2018	2,347,000	2,339,159
Goldcorp, Inc. Senior Notes 3.63% due 06/09/2021	1,067,000	1,075,096
Goldcorp, Inc. Senior Notes 5.45% due 06/09/2044	462,000	436,416

		3,850,671

Medical - Generic Drugs — 0.3%
Actavis Funding SCS FRS Company Guar. Notes 1.51% due 09/01/2016	1,066,000	1,067,324
Actavis Funding SCS FRS Company Guar. Notes 1.71% due 03/12/2018	439,000	440,689

		1,508,013

Oil Companies - Integrated — 0.0%
BP Capital Markets PLC Company Guar. Notes 1.68% due 05/03/2019	219,000	218,900

SupraNational Banks — 0.1%
Black Sea Trade & Development Bank Senior Notes 4.88% due 05/06/2021*	300,000	309,000

Telephone - Integrated — 0.3%
Telefonica Emisiones SAU FRS Company Guar. Notes 1.27% due 06/23/2017	1,200,000	1,200,145

Total Foreign Corporate Bonds & Notes
(cost $27,680,154)		27,175,425

U.S. GOVERNMENT AGENCIES — 3.1%
Federal Home Loan Bank — 0.1%
Federal Home Loan Bank 0.88% due 06/29/2018	500,000	498,853

Federal Home Loan Mtg. Corp. — 1.9%
Federal Home Loan Mtg. Corp. REMIC Series 4012, Class NF
0.88% due 12/15/2038 FRS(3)	1,025,277	1,035,809

Security Description	Principal Amount**	Value (Note 2)

Federal Home Loan Mtg. Corp. (continued)
Federal Home Loan Mtg. Corp. REMIC (continued)
Series 3925, Class FL 0.88% due 01/15/2041 FRS(3)	$1,067,096	$1,066,046
Series 4001, Class FM 0.93% due 02/15/2042 FRS(3)	589,108	593,185
Series 3355, Class BF 1.13% due 08/15/2037 FRS(3)	648,580	658,469
Federal Home Loan Mtg. Corp. Structured Agency Credit Risk
Series 2014-DN2, Class M2 2.10% due 04/25/2024 FRS(3)	2,500,000	2,498,732
Series 2014-DN1, Class M2 2.65% due 02/25/2024 FRS(3)	1,685,000	1,705,154
Series 2015-HQ1, Class M2 2.65% due 03/25/2025 FRS(3)	1,000,000	1,009,679

		8,567,074

Federal National Mtg. Assoc. — 1.0%
Federal National Mtg. Assoc. REMIC
Series 2012-93, Class BF 0.85% due 09/25/2042 FRS(3)	1,527,463	1,537,219
Series 2011-103, Class FD 0.90% due 05/25/2040 FRS(3)	2,555,658	2,566,398
Series 2014-C01, Class M1 2.05% due 01/25/2024 FRS(3)	15,057	15,062
Series 2013-C01, Class M1 2.45% due 10/25/2023 FRS(3)	295,878	297,335

		4,416,014

Government National Mtg. Assoc. — 0.1%
Government National Mtg. Assoc. REMIC FRS Series 2010-14, Class FN 0.98% due 02/16/2040(3)	572,201	577,988

Total U.S. Government Agencies
(cost $14,000,059)		14,059,929

U.S. GOVERNMENT TREASURIES — 54.8%
United States Treasury Bonds TIPS(4) — 24.6%
0.75% due 02/15/2045	5,213,840	4,977,043
1.00% due 02/15/2046	1,607,792	1,653,199
1.38% due 02/15/2044	4,377,685	4,835,976
1.75% due 01/15/2028	19,207,357	22,029,436
2.00% due 01/15/2026	9,609,036	11,118,328
2.13% due 02/15/2040	2,643,840	3,332,960
2.13% due 02/15/2041	4,533,874	5,763,098
2.38% due 01/15/2025	3,789,450	4,460,596
2.50% due 01/15/2029	9,426,415	11,705,571
3.63% due 04/15/2028	13,248,990	18,025,357
3.88% due 04/15/2029	17,018,113	24,061,126

		111,962,690

United States Treasury Notes TIPS(4) — 30.2%
0.13% due 04/15/2017	21,162,564	21,318,532
0.13% due 04/15/2018	16,531,821	16,743,858
0.13% due 04/15/2019	3,942,584	4,001,877
0.13% due 04/15/2020	4,408,541	4,468,184
0.13% due 04/15/2021	2,511,525	2,540,614
0.13% due 07/15/2022	3,623,830	3,650,443
0.13% due 01/15/2023	16,039,569	16,017,226
0.13% due 07/15/2024	5,264,438	5,234,620
0.25% due 01/15/2025	4,523,670	4,515,247
0.38% due 07/15/2025	3,269,724	3,308,510
0.63% due 07/15/2021	1,056,420	1,098,361
0.63% due 01/15/2024	1,826,588	1,884,120

126

VALIC Company I Inflation Protected Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares/ Principal Amount**		Value (Note 2)

U.S. GOVERNMENT TREASURIES (continued)
United States Treasury Notes TIPS(4) (continued)
0.63% due 01/15/2026		$4,168,227	$4,310,860
1.13% due 01/15/2021		9,251,740	9,789,257
1.25% due 07/15/2020		3,275,310	3,489,358
1.38% due 07/15/2018		12,035,235	12,606,126
1.38% due 01/15/2020		6,606,360	7,004,803
1.88% due 07/15/2019		1,672,680	1,801,311
2.38% due 01/15/2017		4,722,680	4,830,725
2.63% due 07/15/2017		8,730,956	9,115,659

			137,729,691

Total U.S. Government Treasuries
(cost $232,164,227)			249,692,381

FOREIGN GOVERNMENT OBLIGATIONS — 10.9%
Sovereign — 10.9%
Commonwealth of Australia Senior Notes 2.50% due 09/20/2030(4)	AUD	3,141,050	2,825,758
Commonwealth of Australia Senior Notes 3.00% due 09/20/2025(4)	AUD	15,688,720	13,917,229
Government of Canada Bonds 4.25% due 12/01/2021(4)	CAD	18,255,149	17,600,033
Republic of Italy Senior Notes 0.10% due 05/15/2022*(4)	EUR	2,012,880	2,235,967
Republic of Italy Senior Notes 1.25% due 09/15/2032*(4)	EUR	1,994,580	2,315,142
United Kingdom Inflation Linked Gilt Treasury Senior Notes 0.13% due 03/22/2029(4)	GBP	3,859,561	6,346,320
United Kingdom Inflation Linked Gilt Treasury Bonds 0.13% due 03/22/2044(4)	GBP	1,184,590	2,242,953
United Mexican States Bonds 2.50% due 12/10/2020(4)	MXN	37,683,908	2,031,920

Total Foreign Government Obligations
(cost $55,808,853)			49,515,322

PREFERRED SECURITIES — 2.1%
Banks - Commercial — 0.2%
HSBC USA, Inc. FRS Series F 3.50%		38,155	962,269

Banks - Money Center — 0.1%
UBS Preferred Funding Trust IV FRS 1.13%		21,000	524,370

Banks - Super Regional — 0.2%
Wells Fargo & Co. FRS 5.85%		40,000	1,059,600

Electric - Integrated — 0.2%
Alabama Power Co. 6.50%		770	21,252
DTE Energy Co 5.38%		28,000	702,627

			723,879

Security Description	Shares/ Principal Amount		Value (Note 2)

Finance - Consumer Loans — 0.6%
Navient Corp. FRS 3.02%#		84,412	$2,086,664
Navient Corp. FRS 3.07%#		37,607	906,329

			2,992,993

Insurance - Life/Health — 0.8%
Prudential Financial, Inc. FRS 3.42%		139,445	3,567,003

Total Preferred Securities
(cost $9,472,505)			9,830,114

PREFERRED SECURITIES/CAPITAL SECURITIES — 3.5%
Banks - Commercial — 0.5%
Banco do Brasil SA VRS 9.00% due 06/18/2024*#(5)		$800,000	581,760
Corestates Capital II FRS 1.28% due 01/15/2027*		512,000	428,800
Standard Chartered PLC FRS 6.41% due 01/30/2017*(5)		1,300,000	1,183,000

			2,193,560

Banks - Super Regional — 0.4%
PNC Preferred Funding Trust II FRS 1.86% due 03/15/2017*(5)		1,000,000	870,000
SunTrust Capital III FRS 1.28% due 03/15/2028		707,000	567,367
Wachovia Capital Trust II FRS 1.13% due 01/15/2027		552,000	460,920

			1,898,287

Diversified Banking Institutions — 1.4%
BAC Capital Trust XIV FRS 4.00% due 06/22/2016(5)		1,800,000	1,351,125
Bank of America Corp. FRS 6.30% due 03/10/2026(5)		1,113,000	1,181,171
BNP Paribas SA FRS 7.44% due 10/23/2017(5)	GBP	200,000	302,850
Citigroup, Inc. FRS Series T 6.25% due 08/15/2026(5)		549,000	567,419
Goldman Sachs Capital III FRS 4.00% due 07/07/2016#(5)		1,012,000	762,542
HSBC Holdings PLC VRS 6.88% due 06/01/2021(5)		944,000	951,080
JP Morgan Chase Capital XIII FRS Series M 1.58% due 09/30/2034		1,039,000	831,200
Societe Generale SA VRS 7.88% due 12/18/2023*(5)		500,000	482,266

			6,429,653

Electric - Integrated — 0.2%
Dominion Resources, Inc. FRS 2.93% due 09/30/2066		1,200,000	888,154

Insurance - Multi-line — 0.9%
Genworth Holdings, Inc. FRS 6.15% due 11/15/2066		800,000	264,000
XL Group PLC FRS 6.50% due 04/15/2017(5)		4,083,000	2,883,619
ZFS Finance USA Trust V FRS 6.50% due 05/09/2067*		1,000,000	1,002,500

			4,150,119

127

VALIC Company I Inflation Protected Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares/ Principal Amount**	Value (Note 2)

PREFERRED SECURITIES/CAPITAL SECURITIES (continued)
Pipelines — 0.1%
DCP Midstream LLC FRS 5.85% due 05/21/2043*	$493,000	$335,240

Total Preferred Securities/Capital Securities
(cost $18,592,403)		15,895,013

Total Long-Term Investment Securities
(cost $439,511,210)		447,775,510

SHORT-TERM INVESTMENT SECURITIES — 2.7%
Registered Investment Companies — 0.4%
State Street Navigator Securities Lending Prime Portfolio 0.53%(6)(7)	1,602,450	1,602,450

Time Deposits — 2.3%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$10,689,000	10,689,000

Total Short-Term Investment Securities
(cost $12,291,450)		12,291,450

TOTAL INVESTMENTS
(cost $451,802,660)(8)	100.9%	460,066,960
Liabilities in excess of other assets	(0.9)	(4,236,901)

NET ASSETS	100.0%	$455,830,059

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $29,203,468 representing 6.4% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
**	Denominated in United States Dollars unless otherwise indicated.
†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	Commercial Mortgage Backed Security
(2)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs (see Note 2).
(3)	Collateralized Mortgage Obligation
(4)	Principal amount of security is adjusted for inflation.
(5)	Perpetual maturity — maturity date reflects the next call date.
(6)	At May 31, 2016, the Fund had loaned securities with a total value of $1,570,699. This was secured by collateral of $1,602,450, which was received in cash and subsequently invested in short-term investments currently valued at $1,602,450 as reported in the portfolio of investments.
(7)	The rate shown is the 7-day yield as of May 31, 2016.
(8)	See Note 5 for cost of investments on a tax basis.

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro Dollar

GBP—British Pound

MXN—Mexican Peso

REMIC—Real Estate Mortgage Investment Conduit

TIPS—Treasury Inflation Protected Security

FRS—Floating Rate Security

VRS—Variable Rate Security

The rates shown on FRS and VRS are the current interest rates as of May 31, 2016 and unless noted otherwise, the dates shown are the original maturity dates.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1-Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Asset Backed Securities	$—	$1,403,640	$—	$1,403,640
U.S. Corporate Bonds & Notes:
Special Purpose Entity	—	—	4,012,935	4,012,935
Other Industries	—	76,190,751	—	76,190,751
Foreign Corporate Bonds & Notes:
Diversified Banking Institutions	—	5,367,372	9,901,001	15,268,373
Other Industries	—	11,907,052	—	11,907,052
U.S. Government Agencies	—	14,059,929	—	14,059,929
U.S. Government Treasuries	—	249,692,381	—	249,692,381
Foreign Government Obligations	—	49,515,322	—	49,515,322
Preferred Securities:
Electric-Integrated	21,252	702,627	—	723,879
Other Industries	9,106,235	—	—	9,106,235
Preferred Securities/Capital Securities	—	15,895,013	—	15,895,013
Short-Term Investment Securities:
Registered Investment Companies	1,602,450	—	—	1,602,450
Time Deposits	—	10,689,000	—	10,689,000

Total Investments at Value	$10,729,937	$435,423,087	$13,913,936	$460,066,960

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

128

VALIC Company I Inflation Protected Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes
Balance as of 05/31/2015	$3,042,960	$9,440,000
Accrued discounts	—	180
Accrued premiums	(45,207)	—
Realized gain	—	—
Realized loss	—	—
Change in unrealized appreciation(1)	6,552	45,000
Change in unrealized depreciation(1)	—	(9,503)
Net purchases	1,008,630	425,324
Net sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 05/31/2016	$4,012,935	$9,901,001

(1)	The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at May 31, 2016 includes:

U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes
$6,552	$35,497

Any differences between the change in appreciation (depreciation) in the Level 3 reconciliation and the total change in unrealized appreciation (depreciation) is attributable to securities sold/no longer held at May 31, 2016.

The Fund’s securities classified as Level 3, with a fair value of $13,913,936 at May 31, 2016, are attributable to valuations from a single broker which were deemed to be indicative quotes (which do not necessarily represent prices the broker may be willing to trade on).

See Notes to Financial Statements

129

VALIC Company I International Equities Index Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Registered Investment Companies	9.6%
Medical — Drugs	8.3
Banks — Commercial	6.8
Diversified Banking Institutions	4.3
U.S. Government Treasuries	4.1
Oil Companies — Integrated	3.5
Auto — Cars/Light Trucks	3.4
Telephone — Integrated	3.1
Food — Misc./Diversified	2.9
Exchange — Traded Funds	2.6
Electric — Integrated	2.4
Insurance — Life/Health	2.3
Cosmetics & Toiletries	2.1
Insurance — Multi-line	2.1
Brewery	1.9
Real Estate Investment Trusts	1.8
Tobacco	1.7
Chemicals — Diversified	1.4
Transport — Rail	1.4
Food — Retail	1.2
Cellular Telecom	1.0
Repurchase Agreements	1.0
Machinery — Electrical	1.0
Diversified Manufacturing Operations	1.0
Real Estate Operations & Development	0.9
Gas — Distribution	0.9
Import/Export	0.9
Electronic Components — Misc.	0.8
Soap & Cleaning Preparation	0.8
Auto/Truck Parts & Equipment — Original	0.8
Retail — Apparel/Shoe	0.7
Beverages — Wine/Spirits	0.7
Chemicals — Specialty	0.7
Diversified Minerals	0.7
Insurance — Property/Casualty	0.7
Metal — Diversified	0.7
Building & Construction Products — Misc.	0.7
Building & Construction — Misc.	0.7
Enterprise Software/Service	0.6
Finance — Other Services	0.6
Rubber — Tires	0.6
Building — Residential/Commercial	0.6
Diversified Operations	0.6
Insurance — Reinsurance	0.5
Real Estate Management/Services	0.5
Industrial Gases	0.5
Transport — Services	0.5
Building — Heavy Construction	0.5
Audio/Video Products	0.5
Machinery — General Industrial	0.4
Commercial Services	0.4
Aerospace/Defense	0.4
Retail — Jewelry	0.4
Telecom Services	0.4
Medical Products	0.4
Semiconductor Equipment	0.4
Agricultural Chemicals	0.4
Medical — Generic Drugs	0.4
Dialysis Centers	0.4
Building Products — Cement	0.3
Aerospace/Defense — Equipment	0.3
Electronic Components — Semiconductors	0.3
Finance — Investment Banker/Broker	0.3
Machinery — Construction & Mining	0.3
Textile — Apparel	0.3
Steel — Producers	0.3
Office Automation & Equipment	0.3
Food — Catering	0.3
Medical — Biomedical/Gene	0.3

Oil Companies — Exploration & Production	0.3
Public Thoroughfares	0.3
Multimedia	0.3
Power Converter/Supply Equipment	0.3
Water	0.3
Metal Processors & Fabrication	0.3
Human Resources	0.3
Hotels/Motels	0.3
Computers — Integrated Systems	0.3
Apparel Manufacturers	0.3
Web Portals/ISP	0.3
Electric Products — Misc.	0.2
Investment Companies	0.2
Distribution/Wholesale	0.2
Athletic Footwear	0.2
Electronic Measurement Instruments	0.2
Computer Services	0.2
Medical Instruments	0.2
Advertising Agencies	0.2
Industrial Automated/Robotic	0.2
Photo Equipment & Supplies	0.2
Advertising Services	0.2
Optical Supplies	0.2
Auto — Heavy Duty Trucks	0.2
Casino Hotels	0.2
Retail — Major Department Stores	0.2
Television	0.2
Machinery — Farming	0.2
Airport Development/Maintenance	0.2
Oil Refining & Marketing	0.2
Paper & Related Products	0.2
Finance — Leasing Companies	0.2
Building Products — Air & Heating	0.2
Networking Products	0.2
Electronics — Military	0.2
Wireless Equipment	0.2
Transactional Software	0.2
Retail — Building Products	0.2
Electric — Transmission	0.2
Machine Tools & Related Products	0.2
Gold Mining	0.2
Applications Software	0.2
Cable/Satellite TV	0.1
Security Services	0.1
Investment Management/Advisor Services	0.1
Toys	0.1
Transport — Marine	0.1
Commercial Services — Finance	0.1
Resorts/Theme Parks	0.1
Energy — Alternate Sources	0.1
Food — Confectionery	0.1
Retail — Discount	0.1
Diversified Operations/Commercial Services	0.1
Satellite Telecom	0.1
Publishing — Periodicals	0.1
Telecommunication Equipment	0.1
Beverages — Non-alcoholic	0.1
Internet Content — Information/News	0.1
Containers — Paper/Plastic	0.1
Semiconductor Components — Integrated Circuits	0.1
Bicycle Manufacturing	0.1
Gas — Transportation	0.1
Retail — Misc./Diversified	0.1
Private Equity	0.1
Pipelines	0.1
Medical — Hospitals	0.1
Printing — Commercial	0.1
Computer Aided Design	0.1
Appliances	0.1

130

VALIC Company I International Equities Index Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited) — (continued)

Industry Allocation* (continued)

Diversified Financial Services	0.1%
E-Commerce/Products	0.1
Publishing — Newspapers	0.1
Cruise Lines	0.1
Retail — Vision Service Center	0.1
Travel Services	0.1
Retail — Convenience Store	0.1
Steel Pipe & Tube	0.1
Tools — Hand Held	0.1
Rental Auto/Equipment	0.1
Transport — Truck	0.1
Computers — Memory Devices	0.1
Retail — Home Furnishings	0.1
MRI/Medical Diagnostic Imaging	0.1
Building Products — Doors & Windows	0.1
Leisure Products	0.1
Wire & Cable Products	0.1

108.5%

Country Allocation*

Japan	21.2%
United States	17.3
United Kingdom	16.6
France	8.7
Switzerland	8.4
Germany	8.2
Australia	6.3
Netherlands	3.3
Spain	2.9
Sweden	2.6
Hong Kong	2.2
Denmark	1.8
Italy	1.7
Belgium	1.4
Singapore	1.1
Jersey	1.0
Finland	0.8
Israel	0.6
Norway	0.5
Cayman Islands	0.5
Ireland	0.4
Luxembourg	0.2
Bermuda	0.2
New Zealand	0.2
Austria	0.2
Portugal	0.1
Papua New Guinea	0.1

108.5%

*	Calculated as a percentage of net assets

131

VALIC Company I International Equities Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 91.2%
Australia — 6.3%
AGL Energy, Ltd.	50,755	$681,940
Alumina, Ltd.	197,532	202,014
Amcor, Ltd.	88,188	1,037,653
AMP, Ltd.	227,997	929,387
APA Group	84,538	535,846
Aristocrat Leisure, Ltd.	40,794	379,163
Asciano, Ltd.	48,071	308,868
ASX, Ltd.	14,935	480,453
Aurizon Holdings, Ltd.	161,995	528,039
AusNet Services	131,509	149,701
Australia & New Zealand Banking Group, Ltd.	216,430	3,985,704
Bank of Queensland, Ltd.	27,861	234,188
Bendigo & Adelaide Bank, Ltd.#	33,627	248,872
BGP Holdings PLC†(1)(2)	835,027	0
BHP Billiton, Ltd.	242,583	3,345,237
Boral, Ltd.	61,189	300,726
Brambles, Ltd.	121,910	1,132,220
Caltex Australia, Ltd.	20,446	483,515
Challenger, Ltd.	43,249	299,141
CIMIC Group, Ltd.	7,987	215,895
Coca-Cola Amatil, Ltd.	44,505	285,634
Cochlear, Ltd.	4,434	386,708
Commonwealth Bank of Australia	128,658	7,200,029
Computershare, Ltd.	36,757	285,320
Crown Resorts, Ltd.	28,179	245,211
CSL, Ltd.	35,426	2,963,936
Dexus Property Group	72,260	452,276
DUET Group	170,456	289,513
Flight Centre Travel Group, Ltd.#	4,399	100,500
Fortescue Metals Group, Ltd.	128,473	276,705
Goodman Group	133,938	688,274
GPT Group	130,772	508,493
Harvey Norman Holdings, Ltd.	41,371	136,348
Healthscope, Ltd.	121,971	264,464
Iluka Resources, Ltd.	32,753	152,686
Incitec Pivot, Ltd.	129,131	321,987
Insurance Australia Group, Ltd.	181,806	772,634
LendLease Group	42,775	415,197
Macquarie Group, Ltd.	22,533	1,219,313
Medibank Pvt., Ltd.	210,107	485,936
Mirvac Group	287,211	403,747
National Australia Bank, Ltd.	198,576	3,896,591
Newcrest Mining, Ltd.†	58,287	803,361
Orica, Ltd.#	29,022	285,269
Origin Energy, Ltd.	131,170	541,326
Platinum Asset Management, Ltd.	17,244	82,007
Qantas Airways, Ltd.	39,676	88,322
QBE Insurance Group, Ltd.	103,202	927,890
Ramsay Health Care, Ltd.	10,350	544,204
REA Group, Ltd.#	4,157	168,220
Rio Tinto, Ltd.#	32,022	1,034,301
Santos, Ltd.	124,743	408,416
Scentre Group	404,061	1,360,884
SEEK, Ltd.#	25,888	304,982
Sonic Healthcare, Ltd.	29,633	458,329
South32, Ltd.†	408,752	460,864
Stockland	180,497	590,958
Suncorp Group, Ltd.	99,549	933,899
Sydney Airport	84,807	433,963
Tabcorp Holdings, Ltd.	58,533	186,987
Tatts Group, Ltd.	108,548	309,105
Telstra Corp., Ltd.	325,547	1,315,266
TPG Telecom, Ltd.	21,960	195,538
Transurban Group	151,295	1,317,649
Treasury Wine Estates, Ltd.	50,378	376,487

Security Description	Shares	Value (Note 2)

Australia (continued)
Vicinity Centres	253,529	$597,356
Wesfarmers, Ltd.	84,896	2,493,000
Westfield Corp.	150,757	1,168,047
Westpac Banking Corp.	250,088	5,549,060
Woodside Petroleum, Ltd.	56,890	1,126,613
Woolworths, Ltd.	95,189	1,521,809

		62,814,176

Austria — 0.2%
ANDRITZ AG	5,683	289,444
Erste Group Bank AG	21,641	579,097
OMV AG#	11,211	312,472
Raiffeisen Bank International AG†	9,092	121,647
voestalpine AG	8,648	296,219

		1,598,879

Belgium — 1.4%
Ageas	15,818	639,845
Anheuser-Busch InBev SA/NV#	60,663	7,684,500
Colruyt SA#	5,803	344,788
Delhaize Group	8,072	846,309
Groupe Bruxelles Lambert SA	6,303	535,866
KBC Groep NV†	19,283	1,141,633
Proximus SADP	11,801	383,407
Solvay SA#	5,562	564,397
Telenet Group Holding NV†	4,104	195,393
UCB SA	9,717	702,215
Umicore SA	7,186	362,196

		13,400,549

Bermuda — 0.2%
Cheung Kong Infrastructure Holdings, Ltd.	46,000	430,061
First Pacific Co., Ltd.	182,000	119,214
Hongkong Land Holdings, Ltd.	43,900	265,156
Kerry Properties, Ltd.	49,500	123,324
Li & Fung, Ltd.#	446,000	226,709
Noble Group, Ltd.†#	333,000	71,335
NWS Holdings, Ltd.	114,000	178,392
Shangri-La Asia, Ltd.	80,000	91,214
Yue Yuen Industrial Holdings, Ltd.	55,000	206,318

		1,711,723

Cayman Islands — 0.5%
ASM Pacific Technology, Ltd.#	18,500	135,820
Cheung Kong Property Holdings, Ltd.	205,308	1,280,079
CK Hutchison Holdings, Ltd.	204,808	2,373,383
Melco Crown Entertainment, Ltd. ADR	7,300	105,631
MGM China Holdings, Ltd.#	73,600	107,027
Sands China, Ltd.	185,600	709,368
WH Group, Ltd.*	448,000	345,336
Wynn Macau, Ltd.#	120,400	187,787

		5,244,431

Denmark — 1.8%
AP Moeller - Maersk A/S, Series A	295	367,829
AP Moeller - Maersk A/S, Series B	548	705,833
Carlsberg A/S, Class B#	8,260	796,999
Chr. Hansen Holding A/S	7,407	469,482
Coloplast A/S, Class B#	8,636	653,704
Danske Bank A/S	53,590	1,546,443
DSV A/S	14,033	640,068
ISS A/S	11,175	450,531
Novo Nordisk A/S, Class B	147,654	8,212,449
Novozymes A/S, Class B#	17,582	836,399
Pandora A/S	8,354	1,241,596

132

VALIC Company I International Equities Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Denmark (continued)
TDC A/S	62,075	$310,714
Tryg A/S#	8,340	164,437
Vestas Wind Systems A/S	17,117	1,226,539
William Demant Holding A/S†#	8,770	184,985

		17,808,008

Finland — 0.8%
Elisa Oyj	11,218	427,374
Fortum Oyj	34,254	513,760
Kone Oyj, Class B	25,563	1,208,245
Metso Oyj	8,711	204,604
Neste Oyj	9,796	330,147
Nokia Oyj	279,526	1,598,615
Nokian Renkaat Oyj	8,774	309,761
Orion Oyj, Class B	7,747	277,985
Sampo Oyj, Class A	34,169	1,523,387
Stora Enso Oyj, Class R	42,854	367,386
UPM-Kymmene Oyj	41,298	794,479
Wartsila Oyj Abp	11,451	474,601

		8,030,344

France — 8.7%
Accor SA	15,928	693,030
Aeroports de Paris#	2,302	274,189
Air Liquide SA#	26,301	2,824,836
Alcatel-Lucent SA†	218,838	818,127
Alstom SA†	16,675	418,751
Arkema SA	4,967	407,527
Atos SE#	6,139	567,346
AXA SA	148,470	3,730,107
BNP Paribas SA#	79,832	4,420,381
Bollore SA	65,735	237,632
Bouygues SA	15,289	496,730
Bureau Veritas SA	19,989	429,692
Capgemini SA#	12,284	1,171,330
Carrefour SA#	41,820	1,133,031
Casino Guichard Perrachon SA#	4,374	260,224
Christian Dior SE	4,195	684,032
Cie de Saint-Gobain#	36,238	1,617,647
Cie Generale des Etablissements Michelin#	14,446	1,468,139
CNP Assurances	13,363	226,742
Credit Agricole SA#	77,324	776,462
Danone SA	44,511	3,124,048
Dassault Systemes	9,964	793,346
Edenred#	15,896	294,483
Electricite de France SA#	18,697	249,119
Engie SA	110,824	1,707,204
Essilor International SA	15,747	2,056,078
Eurazeo SA#	3,271	212,946
Eutelsat Communications SA	11,799	235,257
Fonciere Des Regions	2,208	197,325
Gecina SA	2,640	372,903
Groupe Eurotunnel SE	36,473	470,545
Hermes International	2,007	725,642
ICADE	2,881	208,072
Iliad SA	2,047	448,572
Imerys SA	2,665	187,906
Ingenico Group SA	4,150	505,616
JCDecaux SA#	5,180	213,798
Kering	5,771	932,023
Klepierre	16,552	757,106
L’Oreal SA	19,012	3,572,861
Lagardere SCA	9,521	225,378
Legrand SA#	20,150	1,108,328
LVMH Moet Hennessy Louis Vuitton SE	21,046	3,373,195

Security Description	Shares	Value (Note 2)

France (continued)
Natixis SA#	71,670	$345,928
Numericable-SFR SA	7,476	232,368
Orange SA	150,854	2,620,943
Pernod Ricard SA	16,393	1,785,847
Peugeot SA†	33,339	524,704
Publicis Groupe SA#	14,170	1,025,753
Remy Cointreau SA	1,868	155,134
Renault SA#	14,699	1,379,368
Rexel SA	20,699	316,558
Safran SA#	23,517	1,648,470
Sanofi	89,367	7,327,307
Schneider Electric SE	42,162	2,726,031
SCOR SE	11,847	396,106
Societe BIC SA#	2,238	298,689
Societe Generale SA#	55,414	2,280,670
Sodexo SA	7,379	776,115
Suez	21,762	365,745
Technip SA	7,801	428,217
Thales SA	7,781	674,075
TOTAL SA	163,594	7,949,851
Unibail-Rodamco	7,523	2,024,816
Valeo SA#	5,872	886,267
Veolia Environnement SA	34,199	767,880
Vinci SA	35,943	2,703,059
Vivendi SA	87,559	1,737,044
Wendel SA	2,159	249,229
Zodiac Aerospace	14,647	342,074

		86,595,954

Germany — 8.2%
adidas AG	15,802	2,024,579
Allianz SE	34,423	5,618,722
Axel Springer SE#	3,084	175,414
BASF SE	69,156	5,342,392
Bayer AG	62,315	5,937,139
Bayerische Motoren Werke AG#	24,987	2,109,878
Bayerische Motoren Werke AG (preference shares)	4,168	306,540
Beiersdorf AG#	7,835	712,055
Brenntag AG	11,672	624,798
Commerzbank AG	81,030	694,217
Continental AG#	8,290	1,778,362
Daimler AG#	72,547	4,955,366
Deutsche Bank AG†	103,947	1,856,868
Deutsche Boerse AG	14,904	1,305,907
Deutsche Lufthansa AG#	18,384	257,630
Deutsche Post AG	74,042	2,159,666
Deutsche Telekom AG	243,167	4,293,785
Deutsche Wohnen AG (BR)	25,453	817,465
E.ON SE	153,272	1,506,704
Evonik Industries AG	10,522	310,244
Fraport AG Frankfurt Airport Services Worldwide#	2,902	166,127
Fresenius Medical Care AG & Co. KGaA	16,752	1,453,851
Fresenius SE & Co. KGaA	28,679	2,164,435
FUCHS PETROLUB SE (preference shares)	5,656	230,235
GEA Group AG	13,910	644,848
Hannover Rueck SE	4,685	528,314
HeidelbergCement AG	10,976	939,015
Henkel AG & Co. KGaA# (preference shares)	13,665	1,592,657
Henkel AG & Co. KGaA	7,946	833,275
HUGO BOSS AG	5,087	312,605
Infineon Technologies AG	87,377	1,310,526
K+S AG#	13,462	332,223
Kabel Deutschland Holding AG	1,703	195,586
LANXESS AG	7,163	342,228
Linde AG	14,239	2,130,887
MAN SE	2,728	289,113

133

VALIC Company I International Equities Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Germany (continued)
Merck KGaA	9,795	$980,312
METRO AG	12,621	414,683
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	12,695	2,385,022
OSRAM Licht AG	7,019	373,538
Porsche Automobil Holding SE (preference shares)	11,930	656,926
ProSiebenSat.1 Media SE	16,677	838,438
RWE AG†	37,591	492,079
SAP SE	74,030	6,009,679
Siemens AG	60,150	6,477,759
Symrise AG	9,400	589,778
Telefonica Deutschland Holding AG	45,185	202,056
thyssenkrupp AG	27,976	615,858
TUI AG	37,436	573,110
United Internet AG	9,138	430,996
Volkswagen AG#	2,675	412,967
Volkswagen AG (preference shares)	13,997	2,092,335
Vonovia SE	35,308	1,210,188
Zalando SE†#*	6,504	190,650

		81,200,030

Hong Kong — 2.2%
AIA Group, Ltd.	907,800	5,303,751
Bank of East Asia, Ltd.#	96,600	359,884
BOC Hong Kong Holdings, Ltd.	289,000	888,859
Cathay Pacific Airways, Ltd.	90,000	140,373
CLP Holdings, Ltd.	145,000	1,365,891
Galaxy Entertainment Group, Ltd.	178,000	596,712
Hang Lung Properties, Ltd.	171,000	325,683
Hang Seng Bank, Ltd.	58,900	1,042,967
Henderson Land Development Co., Ltd.	88,000	533,385
HK Electric Investments & HK Electric Investments, Ltd.*	187,000	164,121
HKT Trust & HKT, Ltd.	204,000	295,601
Hong Kong & China Gas Co., Ltd.	532,400	1,020,849
Hong Kong Exchanges and Clearing, Ltd.	85,000	2,031,271
Hysan Development Co., Ltd.	47,000	202,316
Link REIT	170,500	1,045,501
MTR Corp., Ltd.	109,500	518,560
New World Development Co., Ltd.	398,000	374,914
PCCW, Ltd.	310,000	201,860
Power Assets Holdings, Ltd.	105,500	1,022,314
Sino Land Co., Ltd.	226,000	345,511
SJM Holdings, Ltd.	148,000	94,657
Sun Hung Kai Properties, Ltd.	129,000	1,513,985
Swire Pacific, Ltd., Class A	44,500	479,603
Swire Properties, Ltd.	88,800	253,690
Techtronic Industries Co., Ltd.	104,500	419,573
Wharf Holdings, Ltd.	103,000	556,040
Wheelock & Co., Ltd.	67,000	301,773

		21,399,644

Ireland — 0.4%
Bank of Ireland†	2,119,954	646,302
CRH PLC	62,285	1,887,424
James Hardie Industries PLC CDI	35,168	535,805
Kerry Group PLC, Class A#	12,203	1,101,149

		4,170,680

Isle of Man — 0.0%
Genting Singapore PLC	469,000	252,022

Israel — 0.6%
Azrieli Group, Ltd.	2,769	117,510
Bank Hapoalim BM	81,463	420,773
Bank Leumi Le-Israel BM†	102,146	374,892
Bezeq The Israeli Telecommunication Corp., Ltd.	147,227	284,694

Security Description	Shares	Value (Note 2)

Israel (continued)
Check Point Software Technologies, Ltd.†	5,076	$431,308
Delek Group, Ltd.	361	67,661
Israel Chemicals, Ltd.	34,306	141,135
Mizrahi Tefahot Bank, Ltd.	10,606	124,870
NICE-Systems, Ltd.	4,513	289,684
Taro Pharmaceutical Industries, Ltd.†#	566	82,704
Teva Pharmaceutical Industries, Ltd.	68,838	3,575,281

		5,910,512

Italy — 1.7%
Assicurazioni Generali SpA#	87,731	1,271,909
Atlantia SpA	32,184	868,023
Banca Monte dei Paschi di Siena SpA†	192,260	133,271
Banco Popolare SC#	28,292	140,019
Enel SpA	602,263	2,730,020
Eni SpA	192,018	2,933,399
EXOR SpA	7,743	293,694
Intesa Sanpaolo SpA#	956,385	2,455,994
Intesa Sanpaolo SpA RSP	72,633	176,177
Leonardo-Finmeccanica SpA†	30,471	360,734
Luxottica Group SpA	12,980	703,191
Mediobanca SpA	46,173	358,080
Prysmian SpA	15,708	384,331
Rizzoli Corriere Della Sera Mediagroup SpA†#	4,633	3,928
Saipem SpA†	20,254	8,291
Snam SpA	157,294	900,443
Telecom Italia SpA†#	866,247	820,219
Telecom Italia SpA RSP	471,452	363,783
Terna Rete Elettrica Nazionale SpA	117,022	648,940
UniCredit SpA	363,959	1,164,662
Unione di Banche Italiane SpA#	66,263	246,250
UnipolSai SpA	69,887	139,734

		17,105,092

Japan — 21.2%
ABC-Mart, Inc.	1,900	123,195
Acom Co., Ltd.†#	30,900	170,496
Aeon Co., Ltd.	48,800	741,905
AEON Financial Service Co., Ltd.	8,600	190,041
Aeon Mall Co., Ltd.	8,700	114,942
Air Water, Inc.	12,000	188,016
Aisin Seiki Co., Ltd.	14,700	607,328
Ajinomoto Co., Inc.	43,000	1,038,935
Alfresa Holdings Corp.	13,500	284,910
Alps Electric Co., Ltd.	13,102	265,270
Amada Holdings Co., Ltd.	26,000	286,684
ANA Holdings, Inc.	90,000	263,250
Aozora Bank, Ltd.	88,000	299,598
Asahi Glass Co., Ltd.	71,000	430,866
Asahi Group Holdings, Ltd.	29,600	1,008,808
Asahi Kasei Corp.	96,000	644,046
Asics Corp.#	12,400	282,299
Astellas Pharma, Inc.	160,000	2,191,900
Bandai Namco Holdings, Inc.	13,600	337,252
Bank of Kyoto, Ltd.#	26,000	171,870
Benesse Holdings, Inc.	5,000	110,624
Bridgestone Corp.	48,900	1,689,542
Brother Industries, Ltd.	18,000	216,029
Calbee, Inc.	5,500	203,143
Canon, Inc.	80,900	2,346,600
Casio Computer Co., Ltd.#	16,100	250,801
Central Japan Railway Co.	11,000	1,949,971
Chiba Bank, Ltd.#	56,000	294,324
Chubu Electric Power Co., Inc.	49,700	679,737
Chugai Pharmaceutical Co., Ltd.	17,100	601,477

134

VALIC Company I International Equities Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
Chugoku Bank, Ltd.	12,900	$146,666
Chugoku Electric Power Co., Inc.	22,900	287,245
Citizen Holdings Co., Ltd.#	20,200	113,281
Concordia Financial Group, Ltd.†	88,000	410,298
Credit Saison Co., Ltd.	11,300	215,520
Dai Nippon Printing Co., Ltd.	43,000	441,125
Dai-ichi Life Insurance Co., Ltd.#	82,200	1,084,148
Daicel Corp.	20,000	249,966
Daihatsu Motor Co., Ltd.#	14,700	201,514
Daiichi Sankyo Co., Ltd.	48,500	1,128,462
Daikin Industries, Ltd.	17,900	1,535,002
Daito Trust Construction Co., Ltd.	5,400	784,874
Daiwa House Industry Co., Ltd.	46,200	1,342,172
Daiwa Securities Group, Inc.	127,000	741,115
Denso Corp.#	37,300	1,471,655
Dentsu, Inc.	16,700	846,047
Don Quijote Holdings Co., Ltd.	9,000	289,339
East Japan Railway Co.	25,100	2,297,273
Eisai Co., Ltd.#	19,200	1,192,555
Electric Power Development Co., Ltd.	10,800	280,009
FamilyMart Co., Ltd.	4,500	236,511
FANUC Corp.	14,700	2,254,084
Fast Retailing Co., Ltd.	4,000	1,079,514
Fuji Electric Co., Ltd.	43,000	173,965
Fuji Heavy Industries, Ltd.	44,200	1,656,477
FUJIFILM Holdings Corp.	35,500	1,443,275
Fujitsu, Ltd.	140,000	566,397
Fukuoka Financial Group, Inc.	58,000	211,604
GungHo Online Entertainment, Inc.#	31,300	91,016
Gunma Bank, Ltd.	28,000	112,268
Hachijuni Bank, Ltd.	31,000	137,174
Hakuhodo DY Holdings, Inc.	17,900	225,013
Hamamatsu Photonics KK	10,600	289,087
Hankyu Hanshin Holdings, Inc.	87,000	597,887
Hikari Tsushin, Inc.	1,200	97,964
Hino Motors, Ltd.	19,300	197,993
Hirose Electric Co., Ltd.#	2,400	298,226
Hiroshima Bank, Ltd.	38,000	143,442
Hisamitsu Pharmaceutical Co., Inc.	4,300	230,270
Hitachi Chemical Co., Ltd.	8,000	149,907
Hitachi Construction Machinery Co., Ltd.	8,300	128,321
Hitachi High-Technologies Corp.	4,700	137,093
Hitachi Metals, Ltd.	17,000	182,688
Hitachi, Ltd.#	369,000	1,706,127
Hokuhoku Financial Group, Inc.	92,000	112,990
Hokuriku Electric Power Co.	13,000	162,595
Honda Motor Co., Ltd.	122,800	3,494,313
Hoshizaki Electric Co., Ltd.	2,900	277,862
Hoya Corp.	31,400	1,107,868
Hulic Co., Ltd.	22,500	223,303
Idemitsu Kosan Co., Ltd.	6,700	134,200
IHI Corp.	104,000	268,605
Iida Group Holdings Co., Ltd.	12,400	260,015
Inpex Corp.#	72,500	597,494
Isetan Mitsukoshi Holdings, Ltd.	25,600	250,371
Isuzu Motors, Ltd.#	46,200	557,396
ITOCHU Corp.	120,700	1,516,721
Itochu Techno-Solutions Corp.	3,400	75,440
Iyo Bank, Ltd.#	18,600	123,961
J. Front Retailing Co., Ltd.	18,400	220,664
Japan Airlines Co., Ltd.	9,300	319,224
Japan Airport Terminal Co., Ltd.#	3,200	110,679
Japan Exchange Group, Inc.	39,800	542,719
Japan Post Bank Co., Ltd.#	31,000	371,211
Japan Post Holdings Co., Ltd.	34,400	445,164

Security Description	Shares	Value (Note 2)

Japan (continued)
Japan Prime Realty Investment Corp.	59	$252,815
Japan Real Estate Investment Corp.	91	533,336
Japan Retail Fund Investment Corp.	176	409,583
Japan Tobacco, Inc.	82,800	3,291,512
JFE Holdings, Inc.#	37,800	509,132
JGC Corp.#	15,000	232,040
Joyo Bank, Ltd.#	51,000	188,829
JSR Corp.	13,700	201,662
JTEKT Corp.	15,600	216,246
JX Holdings, Inc.	176,100	688,593
Kajima Corp.	63,000	429,539
Kakaku.com, Inc.#	11,300	214,295
Kamigumi Co., Ltd.	17,000	155,669
Kaneka Corp.	21,000	167,264
Kansai Electric Power Co., Inc.†	54,000	523,737
Kansai Paint Co., Ltd.	17,000	344,345
Kao Corp.	38,300	2,110,158
Kawasaki Heavy Industries, Ltd.	109,000	339,595
KDDI Corp.	131,800	3,852,771
Keihan Holdings Co., Ltd.	38,000	256,685
Keikyu Corp.	35,000	331,873
Keio Corp.	44,000	377,478
Keisei Electric Railway Co., Ltd.	20,000	268,750
Keyence Corp.	3,500	2,225,132
Kikkoman Corp.	12,000	431,300
Kintetsu Group Holdings Co., Ltd.	140,000	563,869
Kirin Holdings Co., Ltd.	62,900	1,058,794
Kobe Steel, Ltd.#	234,000	211,315
Koito Manufacturing Co., Ltd.#	7,400	349,501
Komatsu, Ltd.	71,600	1,236,601
Konami Holdings Corp.	7,600	288,256
Konica Minolta, Inc.	37,200	321,156
Kose Corp.	2,279	204,983
Kubota Corp.	85,000	1,251,569
Kuraray Co., Ltd.	26,500	352,264
Kurita Water Industries, Ltd.#	7,700	180,583
Kyocera Corp.	24,600	1,230,722
Kyowa Hakko Kirin Co., Ltd.#	16,000	291,868
Kyushu Electric Power Co., Inc.#	33,000	335,260
Kyushu Financial Group, Inc.#	26,100	140,947
Lawson, Inc.	4,900	388,071
LIXIL Group Corp.	20,400	368,816
M3, Inc.#	14,900	428,559
Mabuchi Motor Co., Ltd.	3,600	170,353
Makita Corp.#	9,200	596,523
Marubeni Corp.	125,000	601,549
Marui Group Co., Ltd.#	18,300	268,877
Maruichi Steel Tube, Ltd.	3,500	116,946
Mazda Motor Corp.#	41,700	719,634
McDonald’s Holdings Co. Japan, Ltd.#	5,000	131,440
Medipal Holdings Corp.	10,300	179,054
MEIJI Holdings Co., Ltd.	9,200	831,643
Minebea Co., Ltd.#	24,000	192,676
Miraca Holdings, Inc.	4,300	181,925
Mitsubishi Chemical Holdings Corp.	105,000	535,170
Mitsubishi Corp.	102,000	1,811,839
Mitsubishi Electric Corp.	148,000	1,790,274
Mitsubishi Estate Co., Ltd.	94,000	1,816,165
Mitsubishi Gas Chemical Co., Inc.	28,000	159,046
Mitsubishi Heavy Industries, Ltd.#	232,000	942,163
Mitsubishi Logistics Corp.#	8,000	112,774
Mitsubishi Materials Corp.#	84,000	242,742
Mitsubishi Motors Corp.#	50,000	261,435
Mitsubishi Tanabe Pharma Corp.	17,100	287,690
Mitsubishi UFJ Financial Group, Inc.	961,500	4,808,585

135

VALIC Company I International Equities Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
Mitsubishi UFJ Lease & Finance Co., Ltd.	38,300	$164,980
Mitsui & Co., Ltd.	130,700	1,575,694
Mitsui Chemicals, Inc.	61,000	229,711
Mitsui Fudosan Co., Ltd.	71,000	1,744,945
Mitsui OSK Lines, Ltd.#	83,000	188,883
Mixi, Inc.	2,800	108,222
Mizuho Financial Group, Inc.	1,771,200	2,789,518
MS&AD Insurance Group Holdings, Inc.	38,500	1,099,354
Murata Manufacturing Co., Ltd.#	15,300	1,789,272
Nabtesco Corp.	8,800	224,023
Nagoya Railroad Co., Ltd.#	63,000	317,461
NEC Corp.	199,000	469,039
Nexon Co., Ltd.	10,000	164,627
NGK Insulators, Ltd.	20,000	440,511
NGK Spark Plug Co., Ltd.	14,000	271,694
NH Foods, Ltd.	12,000	280,453
NHK Spring Co., Ltd.	12,200	105,105
Nidec Corp.	16,600	1,282,758
Nikon Corp.	26,100	366,982
Nintendo Co., Ltd.#	8,000	1,188,423
Nippon Building Fund, Inc.	105	624,870
Nippon Electric Glass Co., Ltd.	29,000	139,847
Nippon Express Co., Ltd.	65,000	280,580
Nippon Paint Holdings Co., Ltd.#	12,000	342,439
Nippon Prologis REIT, Inc.	101	219,266
Nippon Steel & Sumitomo Metal Corp.	58,300	1,205,644
Nippon Telegraph & Telephone Corp.	56,500	2,477,153
Nippon Yusen KK#	123,000	233,260
Nissan Motor Co., Ltd.	187,400	1,903,870
Nisshin Seifun Group, Inc.	16,200	276,059
Nissin Foods Holdings Co., Ltd.	4,500	225,945
Nitori Holdings Co., Ltd.	5,200	528,758
Nitto Denko Corp.	12,100	796,468
NOK Corp.	7,200	129,260
Nomura Holdings, Inc.	276,700	1,200,404
Nomura Real Estate Holdings, Inc.	9,500	170,809
Nomura Real Estate Master Fund, Inc.	267	421,953
Nomura Research Institute, Ltd.	9,300	351,474
NSK, Ltd.	35,000	311,329
NTT Data Corp.	9,400	485,556
NTT DOCOMO, Inc.	108,400	2,720,401
NTT Urban Development Corp.	8,700	87,208
Obayashi Corp.	49,000	516,395
OBIC Co., Ltd.	4,900	266,826
Odakyu Electric Railway Co., Ltd.	47,000	511,022
Oji Holdings Corp.	60,000	247,076
Olympus Corp.#	20,800	881,889
Omron Corp.#	15,700	506,154
Ono Pharmaceutical Co., Ltd.	31,000	1,378,462
Oracle Corp. Japan†#	2,800	148,932
Oriental Land Co., Ltd.	15,200	1,000,934
ORIX Corp.	100,600	1,399,052
Osaka Gas Co., Ltd.	143,000	537,210
Otsuka Corp.	3,600	170,678
Otsuka Holdings Co., Ltd.	29,900	1,223,163
Panasonic Corp.	167,130	1,556,821
Park24 Co., Ltd.	7,600	217,564
Rakuten, Inc.	70,600	761,563
Recruit Holdings Co., Ltd.	10,861	370,256
Resona Holdings, Inc.	170,600	649,215
Ricoh Co., Ltd.	53,800	469,326
Rinnai Corp.	2,700	235,535
Rohm Co., Ltd.	7,200	307,870
Ryohin Keikaku Co., Ltd.	1,814	418,218
Sankyo Co., Ltd.	3,600	134,429

Security Description	Shares	Value (Note 2)

Japan (continued)
Sanrio Co., Ltd.#	3,600	$66,548
Santen Pharmaceutical Co., Ltd.	28,000	412,661
SBI Holdings, Inc.	15,200	158,815
Secom Co., Ltd.	16,200	1,270,574
Sega Sammy Holdings, Inc.#	13,800	168,489
Seibu Holdings, Inc.	9,200	173,557
Seiko Epson Corp.	19,200	346,080
Sekisui Chemical Co., Ltd.	32,000	417,862
Sekisui House, Ltd.	45,400	814,236
Seven & i Holdings Co., Ltd.	56,600	2,424,802
Seven Bank, Ltd.#	45,600	168,012
Shikoku Electric Power Co., Inc.	13,700	163,433
Shimadzu Corp.	17,000	259,448
Shimamura Co., Ltd.	1,600	208,064
Shimano, Inc.	5,900	921,217
Shimizu Corp.	45,000	403,125
Shin-Etsu Chemical Co., Ltd.#	31,500	1,839,906
Shinsei Bank, Ltd.	125,000	200,930
Shionogi & Co., Ltd.#	22,600	1,272,915
Shiseido Co., Ltd.	27,600	728,913
Shizuoka Bank, Ltd.#	40,000	299,454
Showa Shell Sekiyu KK	14,300	145,150
SMC Corp.	4,000	1,020,454
SoftBank Group Corp.	72,400	4,071,948
Sohgo Security Services Co., Ltd.	4,600	226,812
Sompo Japan Nipponkoa Holdings, Inc.	25,800	728,323
Sony Corp.	95,400	2,670,700
Sony Financial Holdings, Inc.	13,400	163,968
Stanley Electric Co., Ltd.	10,800	229,293
Sumitomo Chemical Co., Ltd.	114,000	522,978
Sumitomo Corp.	87,100	894,715
Sumitomo Dainippon Pharma Co., Ltd.#	12,000	175,771
Sumitomo Electric Industries, Ltd.	58,100	823,479
Sumitomo Heavy Industries, Ltd.	42,000	204,434
Sumitomo Metal Mining Co., Ltd.	40,000	412,878
Sumitomo Mitsui Financial Group, Inc.	96,400	3,148,768
Sumitomo Mitsui Trust Holdings, Inc.	254,000	884,705
Sumitomo Realty & Development Co., Ltd.	27,000	755,371
Sumitomo Rubber Industries, Ltd.	13,300	195,774
Suntory Beverage & Food, Ltd.	10,700	505,360
Suruga Bank, Ltd.#	13,000	291,263
Suzuken Co., Ltd.	5,800	187,511
Suzuki Motor Corp.	27,600	710,095
Sysmex Corp.#	11,100	811,938
T&D Holdings, Inc.	45,000	449,655
Taiheiyo Cement Corp.	89,000	234,686
Taisei Corp.	78,000	579,004
Taisho Pharmaceutical Holdings Co., Ltd.	2,400	223,886
Taiyo Nippon Sanso Corp.	10,000	90,035
Takashimaya Co., Ltd.	20,000	141,599
Takeda Pharmaceutical Co., Ltd.#	59,700	2,586,182
TDK Corp.#	9,300	544,218
Teijin, Ltd.	71,000	250,056
Terumo Corp.#	22,700	955,272
THK Co., Ltd.	8,600	162,859
Tobu Railway Co., Ltd.	79,000	401,653
Toho Co., Ltd.	8,500	232,582
Toho Gas Co., Ltd.	30,000	222,694
Tohoku Electric Power Co., Inc.#	35,100	453,271
Tokio Marine Holdings, Inc.	51,200	1,775,020
Tokyo Electric Power Co. Holdings, Inc.†	111,700	525,540
Tokyo Electron, Ltd.	13,300	987,516
Tokyo Gas Co., Ltd.	178,000	719,973
Tokyo Tatemono Co., Ltd.	15,500	197,923
Tokyu Corp.	87,000	746,377

136

VALIC Company I International Equities Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
Tokyu Fudosan Holdings Corp.	36,900	$243,923
TonenGeneral Sekiyu KK	21,000	200,072
Toppan Printing Co., Ltd.	39,000	352,897
Toray Industries, Inc.	111,000	961,395
Toshiba Corp.†#	308,000	760,995
TOTO, Ltd.	10,500	399,196
Toyo Seikan Group Holdings, Ltd.	12,400	262,143
Toyo Suisan Kaisha, Ltd.	6,000	232,718
Toyoda Gosei Co., Ltd.	4,900	96,243
Toyota Industries Corp.	12,500	542,399
Toyota Motor Corp.	206,000	10,758,098
Toyota Tsusho Corp.	16,200	383,293
Trend Micro, Inc.	7,900	286,793
Unicharm Corp.#	28,800	563,984
United Urban Investment Corp.	191	301,847
USS Co., Ltd.	17,099	270,996
West Japan Railway Co.	12,700	795,248
Yahoo Japan Corp.#	110,200	495,594
Yakult Honsha Co., Ltd.#	6,600	324,234
Yamada Denki Co., Ltd.#	51,200	241,355
Yamaguchi Financial Group, Inc.#	15,000	146,566
Yamaha Corp.	12,800	388,387
Yamaha Motor Co., Ltd.#	20,200	357,903
Yamato Holdings Co., Ltd.#	26,800	544,906
Yamazaki Baking Co., Ltd.	9,000	221,150
Yaskawa Electric Corp.	17,400	220,613
Yokogawa Electric Corp.	16,200	187,258
Yokohama Rubber Co., Ltd.	7,500	115,343

		210,554,276

Jersey — 1.0%
Experian PLC	73,170	1,384,043
Glencore PLC#	921,489	1,749,711
Petrofac, Ltd.	19,723	222,242
Randgold Resources, Ltd.	6,735	565,769
Shire PLC	45,195	2,788,518
Wolseley PLC	19,905	1,167,879
WPP PLC	98,752	2,276,996

		10,155,158

Luxembourg — 0.2%
ArcelorMittal†	78,196	384,561
Millicom International Cellular SA SDR	5,078	295,864
RTL Group SA	3,002	269,252
SES SA FDR	23,526	526,927
Tenaris SA#	36,410	482,493

		1,959,097

Mauritius — 0.0%
Golden Agri-Resources, Ltd.#	544,000	154,063

Netherlands — 3.3%
Aegon NV	140,574	722,613
AerCap Holdings NV†	6,683	261,238
Airbus Group SE	44,515	2,774,650
Akzo Nobel NV	18,759	1,273,205
Altice NV, Class A†#	27,837	479,769
Altice NV, Class B†	6,635	114,723
ASML Holding NV#	26,147	2,600,866
Boskalis Westminster NV	6,682	242,000
CNH Industrial NV#	71,772	506,294
Ferrari NV#	6,841	290,003
Fiat Chrysler Automobiles NV#	68,416	488,330
Gemalto NV	6,122	374,164
Heineken Holding NV	7,781	638,406
Heineken NV	17,699	1,643,758

Security Description	Shares	Value (Note 2)

Netherlands (continued)
ING Groep NV CVA	291,610	$3,632,329
Koninklijke Ahold NV	62,920	1,393,858
Koninklijke DSM NV	13,410	798,105
Koninklijke KPN NV#	245,133	972,890
Koninklijke Philips NV	71,350	1,922,768
Koninklijke Vopak NV#	5,428	282,828
Mobileye NV†#	6,110	231,997
NN Group NV	17,846	595,989
NXP Semiconductors NV†	10,224	966,066
OCI NV†	6,560	94,376
QIAGEN NV†	16,489	353,537
Randstad Holding NV	9,820	530,414
RELX NV#	76,733	1,330,600
STMicroelectronics NV	50,134	299,938
Unilever NV CVA	122,571	5,504,924
Wolters Kluwer NV	23,393	932,461

		32,253,099

New Zealand — 0.2%
Auckland International Airport, Ltd.	75,233	317,633
Contact Energy, Ltd.	53,878	196,486
Fletcher Building, Ltd.	53,865	326,183
Meridian Energy, Ltd.	94,457	171,278
Mighty River Power, Ltd.	51,050	102,585
Ryman Healthcare, Ltd.	29,175	189,502
Spark New Zealand, Ltd.	141,395	353,971

		1,657,638

Norway — 0.5%
DNB ASA	75,662	970,466
Gjensidige Forsikring ASA#	15,648	269,916
Norsk Hydro ASA#	103,911	414,248
Orkla ASA	63,821	577,514
Schibsted ASA, Class A#	5,633	175,072
Schibsted ASA, Class B	6,753	200,194
Statoil ASA#	84,465	1,346,900
Telenor ASA	57,190	952,984
Yara International ASA#	13,858	499,780

		5,407,074

Papua New Guinea — 0.1%
Oil Search, Ltd.	102,290	501,985

Portugal — 0.1%
Banco Comercial Portugues SA†#	2,719,684	92,598
Banco Espirito Santo SA†(1)(2)	213,818	14,274
EDP - Energias de Portugal SA#	178,488	594,791
Galp Energia SGPS SA	29,340	384,560
Jeronimo Martins SGPS SA#	19,273	312,226

		1,398,449

Singapore — 1.1%
Ascendas Real Estate Investment Trust	158,000	262,740
CapitaLand Commercial Trust, Ltd.	155,000	156,452
CapitaLand Mall Trust	187,000	275,659
CapitaLand, Ltd.	197,000	427,732
City Developments, Ltd.	31,000	184,366
ComfortDelGro Corp., Ltd.	157,000	312,381
DBS Group Holdings, Ltd.	132,000	1,485,731
Global Logistic Properties, Ltd.	238,000	312,817
Hutchison Port Holdings Trust	438,000	188,340
Jardine Cycle & Carriage, Ltd.#	8,000	196,355
Keppel Corp., Ltd.#	110,000	429,744
Oversea-Chinese Banking Corp., Ltd.#	226,000	1,414,654
Sembcorp Industries, Ltd.	75,000	151,950
Sembcorp Marine, Ltd.#	63,000	70,910

137

VALIC Company I International Equities Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Singapore (continued)
Singapore Airlines, Ltd.	42,000	$325,728
Singapore Exchange, Ltd.	61,000	343,294
Singapore Press Holdings, Ltd.#	124,000	347,571
Singapore Technologies Engineering, Ltd.	119,000	279,115
Singapore Telecommunications, Ltd.	614,000	1,725,496
StarHub, Ltd.	46,000	117,914
Suntec Real Estate Investment Trust	173,000	209,168
United Overseas Bank, Ltd.	97,000	1,283,378
UOL Group, Ltd.	35,000	144,361
Wilmar International, Ltd.#	146,000	351,986
Yangzijiang Shipbuilding Holdings, Ltd.	146,000	97,008

		11,094,850

Spain — 2.9%
Abertis Infraestructuras SA#	38,768	593,541
ACS Actividades de Construccion y Servicios SA	13,353	440,517
Aena SA†#*	5,147	694,948
Amadeus IT Holding SA, Class A	32,990	1,528,268
Banco Bilbao Vizcaya Argentaria SA	476,245	3,158,699
Banco de Sabadell SA#	375,783	642,225
Banco Popular Espanol SA#	136,615	224,967
Banco Santander SA	1,091,535	5,211,405
Bankia SA	353,009	306,758
Bankinter SA	51,748	393,599
CaixaBank SA#	196,776	537,943
Distribuidora Internacional de Alimentacion SA#	47,731	285,455
Enagas SA	15,529	465,479
Endesa SA	23,965	492,763
Ferrovial SA	33,829	716,286
Gas Natural SDG SA	26,893	532,321
Grifols SA#	23,058	522,474
Iberdrola SA	406,360	2,756,224
Industria de Diseno Textil SA	82,114	2,773,816
International Consolidated Airlines Group SA	61,901	483,841
Mapfre SA#	71,430	181,048
Red Electrica Corp. SA	8,328	741,663
Repsol SA	82,547	1,063,117
Telefonica SA#	338,363	3,535,521
Zardoya Otis SA#	12,998	134,788

		28,417,666

Sweden — 2.6%
Alfa Laval AB	24,073	363,923
Assa Abloy AB, Class B	77,406	1,609,116
Atlas Copco AB, Class A	51,821	1,338,803
Atlas Copco AB, Class B	30,011	715,614
Boliden AB	21,032	372,161
Electrolux AB, Series B	18,646	500,276
Getinge AB, Class B	15,438	329,439
Hennes & Mauritz AB, Class B	71,663	2,199,372
Hexagon AB, Class B	19,700	764,964
Husqvarna AB, Class B	31,435	249,480
ICA Gruppen AB	5,922	208,514
Industrivarden AB, Class C	12,344	208,660
Investor AB, Class B	35,084	1,220,591
Kinnevik AB†	18,127	38,899
Kinnevik AB, Class B	18,127	441,149
Lundin Petroleum AB†	16,970	304,353
Nordea Bank AB	230,221	2,234,217
Sandvik AB	81,291	794,749
Securitas AB, Class B	24,189	381,336
Skandinaviska Enskilda Banken AB, Class A	116,631	1,117,882
Skanska AB, Class B	29,319	643,929
SKF AB, Class B	30,423	535,416
Svenska Cellulosa AB SCA, Class B	45,557	1,458,243

Security Description	Shares	Value (Note 2)

Sweden (continued)
Svenska Handelsbanken AB, Class A	115,407	$1,477,635
Swedbank AB, Class A	68,047	1,497,771
Swedish Match AB	15,670	534,647
Tele2 AB, Class B	24,641	216,239
Telefonaktiebolaget LM Ericsson, Class B	229,049	1,765,644
Telia Co AB	197,814	927,014
Volvo AB, Class B	116,744	1,299,511

		25,749,547

Switzerland — 8.4%
ABB, Ltd.	165,444	3,442,034
Actelion, Ltd.	7,764	1,273,952
Adecco Group AG	12,494	757,307
Aryzta AG#	6,836	272,065
Baloise Holding AG	3,658	451,914
Barry Callebaut AG#	170	200,956
Chocoladefabriken Lindt & Spruengli AG	8	591,549
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	70	431,338
Cie Financiere Richemont SA	39,345	2,317,555
Coca-Cola HBC AG	15,242	296,477
Credit Suisse Group AG	135,341	1,854,471
Dufry AG†#	3,056	410,439
EMS-Chemie Holding AG	638	316,272
Galenica AG#	294	388,352
Geberit AG	2,869	1,096,801
Givaudan SA	703	1,347,299
Julius Baer Group, Ltd.	17,359	772,423
Kuehne & Nagel International AG	4,202	590,986
LafargeHolcim, Ltd.	31,964	1,437,415
Lonza Group AG	4,067	702,110
Nestle SA	240,290	17,743,748
Novartis AG	171,477	13,611,203
Pargesa Holding SA (BR)	2,378	157,058
Partners Group Holding AG	1,212	510,893
Roche Holding AG	52,981	13,906,180
Schindler Holding AG	1,653	304,658
Schindler Holding AG (Participation Certificate)	3,353	621,013
SGS SA	422	900,465
Sika AG (BR)	167	722,435
Sonova Holding AG	4,169	556,566
Sulzer AG#	1,042	91,935
Swatch Group AG	3,839	222,654
Swatch Group AG (BR)#	2,388	703,907
Swiss Life Holding AG	2,471	640,620
Swiss Prime Site AG	4,446	381,086
Swiss Re AG	26,498	2,380,555
Swisscom AG	1,950	929,095
Syngenta AG	7,011	2,754,321
UBS Group AG	275,455	4,256,528
Zurich Insurance Group AG	11,432	2,765,992

		83,112,627

United Arab Emirates — 0.0%
Orascom Construction, Ltd.†	3,280	16,400

United Kingdom — 16.6%
3i Group PLC	75,375	612,986
Aberdeen Asset Management PLC	71,615	289,492
Admiral Group PLC	14,649	417,548
Aggreko PLC	20,010	325,752
Amec Foster Wheeler PLC	29,739	188,141
Anglo American PLC#	107,372	933,229
Antofagasta PLC#	30,317	188,372
ARM Holdings PLC	107,333	1,534,348
Ashtead Group PLC	38,576	545,306

138

VALIC Company I International Equities Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
United Kingdom (continued)
Associated British Foods PLC#	26,744	$1,140,348
AstraZeneca PLC	95,235	5,555,965
Auto Trader Group PLC*	56,435	321,229
Aviva PLC	306,128	1,994,325
Babcock International Group PLC	19,102	286,900
BAE Systems PLC	240,773	1,686,427
Barclays PLC	1,272,200	3,360,885
Barratt Developments PLC	75,519	647,517
BHP Billiton PLC	158,704	1,891,738
BP PLC	1,377,486	7,127,428
British American Tobacco PLC	140,686	8,553,951
British Land Co. PLC	73,869	791,712
BT Group PLC	635,530	4,075,840
Bunzl PLC	25,950	768,231
Burberry Group PLC#	34,225	532,379
Capita PLC	51,143	788,136
Carnival PLC	14,428	712,372
Centrica PLC	382,058	1,127,735
Cobham PLC	87,133	205,704
Compass Group PLC	124,594	2,322,465
Croda International PLC	10,380	441,996
CYBG PLC†	49,644	199,528
Diageo PLC	189,397	5,131,026
Direct Line Insurance Group PLC	105,369	572,750
Dixons Carphone PLC	75,550	481,460
easyJet PLC	12,519	277,962
Fresnillo PLC#	16,739	244,621
G4S PLC	117,842	318,994
GKN PLC	128,565	511,883
GlaxoSmithKline PLC	366,320	7,666,584
Hammerson PLC	59,759	501,136
Hargreaves Lansdown PLC	18,475	360,969
HSBC Holdings PLC	1,474,224	9,502,671
ICAP PLC	43,101	269,677
IMI PLC#	21,048	306,373
Imperial Brands PLC	72,085	3,926,645
Inmarsat PLC	33,236	346,348
InterContinental Hotels Group PLC	15,498	597,302
Intertek Group PLC	12,588	571,932
Intu Properties PLC#	69,258	300,628
Investec PLC	42,755	290,301
ITV PLC	291,832	907,905
J Sainsbury PLC#	95,521	371,464
Johnson Matthey PLC	15,105	630,942
Kingfisher PLC	173,523	922,854
Land Securities Group PLC	60,511	1,021,895
Legal & General Group PLC	453,099	1,571,052
Lloyds Banking Group PLC	4,306,441	4,492,055
London Stock Exchange Group PLC	23,772	941,665
Lonmin PLC†#	86	230
Marks & Spencer Group PLC	124,458	684,442
Meggitt PLC	61,120	343,470
Melrose Industries PLC#	11,343	63,135
Merlin Entertainments PLC*	49,290	301,691
Mondi PLC	27,902	543,944
National Grid PLC	282,558	4,121,075
Next PLC	11,108	875,202
Old Mutual PLC	374,646	966,403
Pearson PLC	63,277	768,462
Persimmon PLC	23,404	712,519
Provident Financial PLC	10,990	463,514
Prudential PLC	193,783	3,873,185
Reckitt Benckiser Group PLC	48,267	4,806,140
RELX PLC	84,140	1,523,302
Rexam PLC	54,162	493,030

Security Description	Shares/ Principal Amount	Value (Note 2)

United Kingdom (continued)
Rio Tinto PLC	94,491	$2,658,428
Rolls-Royce Holdings PLC	141,166	1,265,593
Rolls-Royce Holdings PLC, Class C (Entitlement Shares)†	10,022,786	14,517
Royal Bank of Scotland Group PLC†	261,981	935,320
Royal Dutch Shell PLC, Class A	295,808	7,101,284
Royal Dutch Shell PLC, Class B	299,979	7,214,449
Royal Mail PLC	68,116	533,728
RSA Insurance Group PLC	77,858	552,551
SABMiller PLC	73,122	4,548,143
Sage Group PLC	82,128	729,164
Schroders PLC	9,722	381,591
Segro PLC	58,490	370,962
Severn Trent PLC	18,287	607,058
Sky PLC	78,955	1,101,805
Smith & Nephew PLC	67,210	1,140,867
Smiths Group PLC	30,696	498,825
Sports Direct International PLC†	21,654	117,578
SSE PLC	75,180	1,668,148
St James’s Place PLC#	39,558	531,400
Standard Chartered PLC	246,415	1,889,046
Standard Life PLC	152,375	748,368
Tate & Lyle PLC	36,031	327,986
Taylor Wimpey PLC	247,838	737,296
Tesco PLC†	620,208	1,483,057
Travis Perkins PLC	19,395	540,185
Unilever PLC	96,645	4,403,637
United Utilities Group PLC	51,834	728,215
Vodafone Group PLC	2,000,892	6,690,013
Weir Group PLC	16,616	288,549
Whitbread PLC	14,185	865,349
William Hill PLC	68,324	307,855
WM Morrison Supermarkets PLC#	161,680	464,123

		164,591,913

Total Common Stocks
(cost $950,939,944)		904,265,886

EXCHANGE-TRADED FUNDS — 2.6%
iShares MSCI EAFE ETF# (cost $27,781,682)	441,902	25,798,239

RIGHTS†— 0.0%
Spain — 0.0%
Abertis Infraestructuras SA Expires 06/20/2016	38,768	29,720
Banco Popular Espanol SA Expires 06/17/2016	136,615	34,049
Ferrovial SA Expires 06/17/2016	33,829	12,083

Total Rights
(cost $11,773)		75,852

Total Long-Term Investment Securities
(cost $978,733,399)		930,139,977

SHORT-TERM INVESTMENT SECURITIES — 13.7%
Registered Investment Companies — 9.6%
State Street Navigator Securities Lending Prime Portfolio 0.53%(3)(4)	95,024,954	95,024,954

U.S. Government Treasuries — 4.1%
United States Treasury Bills
0.17% due 06/23/2016	$5,000,000	4,999,415

139

VALIC Company I International Equities Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES (continued)
U.S. Government Treasuries (continued)
0.24% due 06/02/2016	$20,000,000	$19,999,920
0.25% due 06/02/2016	10,000,000	9,999,960
0.29% due 06/16/2016(5)	5,950,000	5,949,631

		40,948,926

Total Short-Term Investment Securities
(cost $135,973,514)		135,973,880

REPURCHASE AGREEMENTS — 1.0%
State Street Bank and Trust Co. Joint Repurchase Agreement(6) (cost $9,177,000)	9,177,000	9,177,000

TOTAL INVESTMENTS —
(cost $1,123,883,913) (7)	108.5%	1,075,290,857
Liabilities in excess of other assets	(8.5)	(83,911,345)

NET ASSETS —	100.0%	$991,379,512

#	The security or a portion thereof is out on loan (see Note 2).
†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $2,017,975 representing 0.2% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs (see Note 2).
(2)	Illiquid security. At May 31, 2016, the aggregate value of these securities was $14,274 representing 0.0% of net assets.
(3)	At May 31, 2016, the Fund had loaned securities with a total value of $107,169,918. This was secured by collateral of $95,024,954, which was received in cash and subsequently invested in short-term investments currently valued at $95,024,954 as reported in the Portfolio of Investments. Additional collateral of $18,642,344 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s asset and liabilities.

The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
Federal Home Loan Mtg. Corp.	3.00% to 3.50%	05/01/2032 to 12/01/2041	$3,249,891
Federal National Mtg. Assoc.	2.50% to 4.32%	01/25/2032 to 10/01/2041	10,198,389
United States Treasury Bills	0.00%	06/16/2016 to 02/02/2017	281,346
United States Treasury Notes/Bonds	0.13% to 8.88%	06/15/2016 to 08/15/2045	4,912,718

(4)	The rate shown is the 7-day yield as of May 31, 2016.
(5)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(6)	See Note 2 for details of Joint Repurchase Agreements.
(7)	See Note 5 for cost of investments on a tax basis.

ADR — American Depositary Receipt

BR — Bearer Shares

CDI — Chess Depositary Interest

CVA — Certification Van Aandelen (Dutch Cert.)

FDR — Fiduciary Depositary Receipt

RSP — Risparmio Shares-Savings Shares on the Italian Stock Exchange

SDR — Swedish Depositary Receipt

Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of May 31, 2016	Unrealized Appreciation (Depreciation)
753	Long	E-Mini MSCI EAFE Index	June 2016	$61,327,122	$62,517,825	$1,190,703

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Australia	$62,814,176	$—	$0	$62,814,176
Portugal	1,384,175	—	14,274	1,398,449
United Kingdom	164,577,396	14,517	—	164,591,913
Other Countries	675,461,348	—	—	675,461,348
Exchange-Traded Funds	25,798,239	—	—	25,798,239
Rights	75,852	—	—	75,852
Short-Term Investment Securities:
Registered Investment Companies	95,024,954	—	—	95,024,954
U.S. Government Treasuries	—	40,948,926	—	40,948,926
Repurchase Agreements	—	9,177,000	—	9,177,000

Total Investments at Value	$1,025,136,140	$50,140,443	$14,274	$1,075,290,857

Other Financial Instruments:†
Futures Contracts	$1,190,703	$—	$—	$1,190,703

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $881,445,815 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional material transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments were not considered a material portion of the Fund.

See Notes to Financial Statements

140

VALIC Company I International Government Bond Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Sovereign	61.7%
United States Treasury Notes	24.7
Registered Investment Companies	1.9
United States Treasury Bonds	1.8
Time Deposits	1.7
Banks — Commercial	1.7
Banks — Fiduciary	0.6
Oil Companies — Integrated	0.5
Pipelines	0.5
Oil Companies — Exploration & Production	0.4
Paper & Related Products	0.4
Auto — Cars/Light Trucks	0.4
Brewery	0.3
Food — Meat Products	0.3
Real Estate Operations & Development	0.3
Auto/Truck Parts & Equipment — Original	0.3
Warehousing & Harbor Transportation Services	0.2
Oil Refining & Marketing	0.2
Telecom Services	0.2
Import/Export	0.2
Transport — Marine	0.2
Petrochemicals	0.2
Gold Mining	0.2
Transport — Services	0.2
Investment Management/Advisor Services	0.1
Chemicals — Diversified	0.1
Retail — Major Department Stores	0.1
Cellular Telecom	0.1
Appliances	0.1
Diversified Operations	0.1
Steel — Producers	0.1
Electric — Distribution	0.1
Banks — Super Regional	0.1
Food — Retail	0.1
Sugar	0.1
Gas — Transportation	0.1
Sovereign Agency	0.1
Metal Processors & Fabrication	0.1
Building Products — Cement	0.1
Food — Misc./Diversified	0.1

100.7%

Country Allocation*

United States	30.6%
Japan	14.9
Italy	5.6
Spain	3.7
Germany	3.6
Mexico	2.5
United Kingdom	2.3
France	2.2
Turkey	1.9
Belgium	1.6
Poland	1.4
Sweden	1.4
Indonesia	1.4
Peru	1.3
South Africa	1.3
Australia	1.1
Netherlands	1.1
Philippines	1.0
Serbia	0.9
Lebanon	0.9
Sri Lanka	0.9
Paraguay	0.8
Panama	0.7
Azerbaijan	0.7

Country Allocation* (continued)
Hungary	0.7
Venezuela	0.7
Pakistan	0.7
Ukraine	0.7
Argentina	0.7
Luxembourg	0.7
Dominican Republic	0.6
Tunisia	0.6
Russia	0.6
Thailand	0.6
Colombia	0.6
Ivory Coast	0.6
Romania	0.6
Mozambique	0.5
British Virgin Islands	0.5
Ghana	0.5
Lithuania	0.4
Egypt	0.4
El Salvador	0.4
Georgia	0.4
Chile	0.4
Costa Rica	0.3
Brazil	0.4
Honduras	0.3
Jamaica	0.3
South Korea	0.3
Austria	0.3
Latvia	0.3
Montenegro	0.3
Singapore	0.3
Senegal	0.2
Canada	0.2
Cayman Islands	0.2
Malaysia	0.2
Armenia	0.2
Norway	0.2
Ethiopia	0.2
Israel	0.1
Nigeria	0.1
Ireland	0.1
India	0.1
United Arab Emirates	0.1
China	0.1
Cyprus	0.1
Trinidad and Tobago	0.1

100.7%

Credit Quality†#

Aaa	33.9%
Aa	5.3
A	21.3
Baa	19.8
Ba	6.1
B	7.3
Caa	2.1
Not Rated@	4.2

100.0%

*	Calculated as a percentage of net assets.
@	Represent debt issues that either have no rating, or the rating is unavailable from the data source.
†	Source: Moody’s
#	Calculated as percentage of total debt issues, excluding short-term securities.

141

VALIC Company I International Government Bond Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Principal Amount	Value (Note 2)

CORPORATE BONDS & NOTES — 8.3%
Azerbaijan — 0.4%
Southern Gas Corridor CJSC Government Guar. Notes 6.88% due 03/24/2026*	$800,000	$824,160

Belgium — 0.2%
Anheuser-Busch InBev NV Company Guar. Notes 2.00% due 12/16/2019	EUR 400,000	473,648

Brazil — 0.1%
BRF SA Senior Notes 7.75% due 05/22/2018*(1)	BRL 500,000	123,146
Oi SA Senior Notes 9.75% due 09/15/2016*(1)(2)(6)	BRL 500,000	31,824

		154,970

British Virgin Islands — 0.5%
China Cinda Finance 2015 I, Ltd. Company Guar. Notes 4.25% due 04/23/2025*	275,000	270,891
Gold Fields Orogen Holdings BVI, Ltd. Company Guar. Notes 4.88% due 10/07/2020*	320,000	292,800
LS Finance 2022, Ltd. Company Guar. Notes 4.25% due 10/16/2022	250,000	251,228
State Grid Overseas Investment 2014, Ltd. Company Guar. Notes 4.13% due 05/07/2024*	200,000	217,523

		1,032,442

Cayman Islands — 0.2%
Agile Property Holdings, Ltd. Company Guar. Notes 9.88% due 03/20/2017	200,000	208,759
Fibria Overseas Finance, Ltd. Company Guar. Notes 5.25% due 05/12/2024	250,000	253,125

		461,884

Chile — 0.4%
Cencosud SA Company Guar. Notes 5.15% due 02/12/2025	200,000	203,090
Empresa Nacional de Telecomunicaciones SA Senior Notes 4.88% due 10/30/2024	250,000	249,196
Inversiones CMPC SA Company Guar. Notes 4.50% due 04/25/2022	300,000	309,712

		761,998

China — 0.1%
Bank of China, Ltd. Sub. Notes 5.00% due 11/13/2024	220,000	227,910

Colombia — 0.2%
Ecopetrol SA Senior Notes 4.13% due 01/16/2025	300,000	262,875
Transportadora de Gas Internacional SA ESP Senior Notes 5.70% due 03/20/2022*	200,000	206,400

		469,275

Security Description	Principal Amount		Value (Note 2)

Cyprus — 0.1%
Global Ports Finance PLC Company Guar. Notes 6.87% due 01/25/2022*		$220,000	$221,650

India — 0.1%
Reliance Industries, Ltd. Senior Notes 4.13% due 01/28/2025*		250,000	254,372

Indonesia — 0.4%
Pertamina Persero PT Senior Notes 4.88% due 05/03/2022*		318,000	328,286
PT Pelabuhan Indonesia II Senior Notes 4.25% due 05/05/2025*		400,000	388,580

			716,866

Ireland — 0.1%
Novatek OAO via Novatek Finance, Ltd. Senior Notes 4.42% due 12/13/2022		260,000	254,800

Israel — 0.1%
Israel Chemicals, Ltd. Senior Notes 4.50% due 12/02/2024*		255,000	259,037

Luxembourg — 0.7%
Cosan Luxembourg SA Company Guar. Notes 9.50% due 03/14/2018*(1)	BRL	825,000	199,789
Evraz Group SA Senior Notes 8.25% due 01/28/2021		220,000	229,478
Gazprom Neft OAO Via GPN Capital SA Senior Notes 4.38% due 09/19/2022*		200,000	191,000
Klabin Finance SA Company Guar. Notes 5.25% due 07/16/2024*		200,000	197,000
Minerva Luxembourg SA Company Guar. Notes 7.75% due 01/31/2023		240,000	242,400
Tupy Overseas SA Company Guar. Notes 6.63% due 07/17/2024#		270,000	253,800

			1,313,467

Malaysia — 0.1%
Petronas Capital, Ltd. Company Guar. Notes 3.50% due 03/18/2025		200,000	204,973

Mexico — 0.4%
Alpek SAB de CV Company Guar. Notes 5.38% due 08/08/2023*		310,000	329,762
Elementia SAB de CV Company Guar. Notes 5.50% due 01/15/2025*		200,000	197,500
Nemak SAB de CV Senior Notes 5.50% due 02/28/2023		225,000	232,043

			759,305

142

VALIC Company I International Government Bond Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

CORPORATE BONDS & NOTES (continued)
Netherlands — 0.5%
Bharti Airtel International Netherlands BV Company Guar. Notes 5.35% due 05/20/2024	$200,000	$217,056
GTH Finance BV Company Guar. Notes 7.25% due 04/26/2023*	200,000	202,250
Lukoil International Finance BV Company Guar. Notes 4.56% due 04/24/2023	200,000	197,131
Marfrig Holdings Europe BV Company Guar. Notes 8.00% due 06/08/2023*	200,000	200,840
MDC-GMTN BV Company Guar. Notes 2.75% due 05/11/2023*	200,000	197,540

		1,014,817

Nigeria — 0.1%
Zenith Bank PLC Senior Notes 6.25% due 04/22/2019*	275,000	258,555

Peru — 0.3%
Alicorp SAA Senior Notes 3.88% due 03/20/2023*	150,000	145,500
Banco Internacional del Peru SAA/Panama Senior Notes 5.75% due 10/07/2020	250,000	277,125
Transportadora de Gas del Peru SA Senior Notes 4.25% due 04/30/2028*	200,000	198,100

		620,725

Singapore — 0.3%
Oversea-Chinese Banking Corp., Ltd. VRS Sub. Notes 4.00% due 10/15/2024*	200,000	207,706
Theta Capital Pte, Ltd. Company Guar. Notes 6.13% due 11/14/2020	300,000	303,046

		510,752

South Africa — 0.2%
Transnet SOC, Ltd. Senior Notes 4.00% due 07/26/2022*	320,000	291,082

South Korea — 0.3%
KEB Hana Bank Sub. Notes 4.38% due 09/30/2024*	200,000	209,292
Kia Motors Corp. Senior Notes 3.25% due 04/21/2026*	200,000	202,852
Shinhan Bank Sub. Bonds 3.88% due 03/24/2026*	200,000	201,948

		614,092

Sweden — 0.4%
PKO Bank Polski SA Senior Notes 4.63% due 09/26/2022*	305,000	315,675
Svensk Exportkredit AB Senior Notes 1.75% due 05/30/2017	400,000	403,071

		718,746

Security Description	Principal Amount	Value (Note 2)

Thailand — 0.6%
Bangkok Bank PCL Senior Notes 2.75% due 03/27/2018*	$500,000	$506,128
Bangkok Bank PCL Senior Notes 3.88% due 09/27/2022	300,000	319,445
Siam Commercial Bank PCL Senior Notes 3.50% due 04/07/2019*	200,000	206,276
Thai Oil PCL Senior Notes 3.63% due 01/23/2023*	200,000	202,951

		1,234,800

Turkey — 0.7%
Akbank TAS Senior Notes 5.00% due 10/24/2022	275,000	274,428
Anadolu Efes Biracilik Ve Malt Sanayii AS Senior Notes 3.38% due 11/01/2022	300,000	263,298
Arcelik AS Senior Notes 5.00% due 04/03/2023	250,000	238,235
KOC Holding AS Senior Notes 5.25% due 03/15/2023*	230,000	230,046
Turkiye Halk Bankasi AS Senior Notes 3.88% due 02/05/2020*	200,000	191,720
Turkiye Is Bankasi AS Senior Notes 5.38% due 10/06/2021*	200,000	201,800

		1,399,527

United Arab Emirates — 0.1%
DP World, Ltd. Senior Notes 6.85% due 07/02/2037	230,000	242,022

United States — 0.5%
Cemex Finance LLC Senior Sec. Notes 6.00% due 04/01/2024*#	200,000	195,000
Fifth Third Bancorp Senior Notes 3.50% due 03/15/2022	200,000	208,065
Toyota Motor Credit Corp. Senior Notes 1.75% due 05/22/2017	500,000	503,918

		906,983

Venezuela — 0.2%
Petroleos de Venezuela SA Company Guar. Notes 5.38% due 04/12/2027	300,000	98,220
Petroleos de Venezuela SA Company Guar. Notes 6.00% due 11/15/2026	1,100,000	354,640

		452,860

Total Corporate Bonds & Notes
(cost $17,212,114)		16,655,718

143

VALIC Company I International Government Bond Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount		Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS — 62.3%
Argentina — 0.7%
Republic of Argentina Senior Notes 6.25% due 04/22/2019*		$614,000	$641,323
Republic of Argentina Senior Notes 7.50% due 04/22/2026*		651,000	683,224

			1,324,547

Armenia — 0.2%
Republic of Armenia Senior Bonds 7.15% due 03/26/2025*		430,000	418,906

Australia — 1.1%
Commonwealth of Australia Senior Notes 2.75% due 04/21/2024	AUD	1,500,000	1,128,597
Commonwealth of Australia Senior Notes 3.25% due 06/21/2039	AUD	500,000	373,779
Commonwealth of Australia Senior Notes 4.75% due 04/21/2027	AUD	750,000	665,459

			2,167,835

Austria — 0.3%
Republic of Austria Senior Notes 4.85% due 03/15/2026*	EUR	370,000	590,095

Azerbaijan — 0.3%
Republic of Azerbaijan Senior Notes 4.75% due 03/18/2024		670,000	645,009

Belgium — 1.4%
Kingdom of Belgium Bonds 2.25% due 06/22/2023	EUR	1,735,000	2,234,880
Kingdom of Belgium Senior Notes 3.75% due 06/22/2045	EUR	300,000	516,770

			2,751,650

Brazil — 0.3%
Federative Republic of Brazil Senior Notes 5.00% due 01/27/2045		300,000	234,000
Federative Republic of Brazil Senior Bonds 7.13% due 01/20/2037		300,000	303,000

			537,000

Canada — 0.2%
Government of Canada Bonds 5.00% due 06/01/2037	CAD	410,000	477,330

Colombia — 0.4%
Republic of Colombia Senior Notes 4.50% due 01/28/2026#		340,000	344,250
Republic of Colombia Senior Notes 6.13% due 01/18/2041		400,000	420,000

			764,250

Security Description	Principal Amount		Value (Note 2)

Costa Rica — 0.3%
Republic of Costa Rica Senior Notes 4.38% due 04/30/2025		$350,000	$311,500
Republic of Costa Rica Senior Bonds 5.63% due 04/30/2043*		200,000	156,750
Republic of Costa Rica Senior Notes 7.16% due 03/12/2045*		250,000	230,000

			698,250

Dominican Republic — 0.6%
Dominican Republic Senior Notes 5.50% due 01/27/2025*		300,000	298,500
Dominican Republic Senior Bonds 5.88% due 04/18/2024		300,000	306,000
Dominican Republic Senior Notes 6.88% due 01/29/2026*		335,000	360,962
Dominican Republic Senior Notes 8.63% due 04/20/2027		300,000	348,000

			1,313,462

Egypt — 0.4%
Government of Egypt Senior Notes 5.88% due 06/11/2025		700,000	601,125
Government of Egypt Senior Notes 6.88% due 04/30/2040		350,000	288,750

			889,875

El Salvador — 0.4%
Republic of El Salvador Senior Notes 5.88% due 01/30/2025		200,000	170,000
Republic of El Salvador Senior Notes 7.38% due 12/01/2019		450,000	445,500
Republic of El Salvador Senior Notes 7.65% due 06/15/2035		200,000	172,500

			788,000

Ethiopia — 0.2%
Federal Republic of Ethiopia Senior Notes 6.63% due 12/11/2024		340,000	309,859

France — 2.2%
Government of France Bonds 3.50% due 04/25/2026	EUR	1,200,000	1,730,954
Government of France Bonds 4.00% due 04/25/2060	EUR	350,000	664,784
Government of France Bonds 4.25% due 10/25/2023	EUR	1,400,000	2,039,635
Government of France Bonds 5.50% due 04/25/2029	EUR	347	614

			4,435,987

144

VALIC Company I International Government Bond Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount		Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Georgia — 0.4%
Republic of Georgia Notes 6.88% due 04/12/2021		$700,000	$769,650

Germany — 3.6%
Federal Republic of Germany Bonds 0.50% due 02/15/2026	EUR	500,000	574,881
Federal Republic of Germany Bonds 1.75% due 02/15/2024	EUR	800,000	1,019,556
Federal Republic of Germany Bonds 3.50% due 07/04/2019	EUR	1,580,000	1,977,242
Federal Republic of Germany Bonds 4.00% due 01/04/2037	EUR	1,110,000	2,020,145
Federal Republic of Germany Bonds 4.75% due 07/04/2028	EUR	1,000,000	1,709,478

			7,301,302

Ghana — 0.5%
Republic of Ghana Senior Bonds 7.88% due 08/07/2023		800,000	660,160
Republic of Ghana Government Guar. Notes 10.75% due 10/14/2030		300,000	300,030

			960,190

Honduras — 0.3%
Republic of Honduras Senior Notes 7.50% due 03/15/2024		620,000	668,050

Hungary — 0.7%
Republic of Hungary Senior Notes 5.38% due 03/25/2024		700,000	775,250
Republic of Hungary Senior Notes 5.75% due 11/22/2023		308,000	347,985
Republic of Hungary Senior Bonds 6.38% due 03/29/2021		300,000	340,500

			1,463,735

Indonesia — 1.0%
Republic of Indonesia Senior Notes 4.75% due 01/08/2026*		700,000	742,219
Republic of Indonesia Senior Notes 5.95% due 01/08/2046*		470,000	526,759
Republic of Indonesia Senior Notes 8.50% due 10/12/2035		500,000	692,807

			1,961,785

Italy — 5.6%
Republic of Italy Bonds 4.25% due 09/01/2019	EUR	2,000,000	2,525,316
Republic of Italy Bonds 4.25% due 03/01/2020	EUR	800,000	1,026,352

Security Description	Principal Amount		Value (Note 2)

Italy (continued)
Republic of Italy Bonds 4.50% due 03/01/2024	EUR	750,000	$1,047,716
Republic of Italy Bonds 4.75% due 09/01/2021	EUR	1,150,000	1,562,297
Republic of Italy Bonds 5.00% due 03/01/2025*	EUR	820,000	1,195,556
Republic of Italy Bonds 6.00% due 05/01/2031	EUR	600,000	1,022,081
Republic of Italy Bonds 6.50% due 11/01/2027	EUR	1,200,000	2,007,844
Republic of Italy Bonds 9.00% due 11/01/2023	EUR	532,912	932,813

			11,319,975

Ivory Coast — 0.6%
Republic of Ivory Coast Senior Notes 5.38% due 07/23/2024		650,000	593,255
Republic of Ivory Coast Senior Notes 5.75% due 12/31/2032		650,000	586,658

			1,179,913

Jamaica — 0.3%
Government of Jamaica Senior Notes 6.75% due 04/28/2028		350,000	362,250
Government of Jamaica Senior Notes 7.63% due 07/09/2025		230,000	255,300

			617,550

Japan — 14.9%
Government of Japan Senior Notes 0.40% due 06/20/2025	JPY	120,000,000	1,138,643
Government of Japan Senior Notes 0.40% due 09/20/2025	JPY	250,000,000	2,372,940
Government of Japan Senior Bonds 0.90% due 03/20/2022	JPY	205,000,000	1,975,061
Government of Japan Senior Bonds 1.00% due 09/20/2020	JPY	185,000,000	1,759,534
Government of Japan Senior Notes 1.10% due 06/20/2020	JPY	132,000,000	1,257,132
Government of Japan Senior Bonds 1.20% due 12/20/2020	JPY	200,000,000	1,924,595
Government of Japan Senior Notes 1.20% due 09/20/2035	JPY	200,000,000	2,134,212
Government of Japan Senior Bonds 1.30% due 12/20/2019	JPY	254,000,000	2,419,738
Government of Japan Senior Bonds 1.50% due 09/20/2018	JPY	190,000,000	1,785,058

145

VALIC Company I International Government Bond Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount		Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan (continued)
Government of Japan Senior Notes 1.50% due 03/20/2033	JPY	170,000,000	$1,884,009
Government of Japan Senior Bonds 1.50% due 12/20/2044	JPY	200,000,000	2,390,518
Government of Japan Senior Bonds 1.70% due 12/20/2016	JPY	62,500,000	570,337
Government of Japan Senior Notes 1.80% due 06/20/2030	JPY	100,000,000	1,128,568
Government of Japan Senior Notes 1.80% due 12/20/2031	JPY	53,000,000	606,057
Government of Japan Senior Notes 1.90% due 12/20/2028	JPY	100,000,000	1,121,922
Government of Japan Senior Bonds 2.00% due 09/20/2040	JPY	285,000,000	3,599,748
Government of Japan Senior Bonds 2.10% due 09/20/2029	JPY	128,000,000	1,479,961
Government of Japan Senior Notes 2.20% due 03/20/2051	JPY	33,000,000	478,971

			30,027,004

Latvia — 0.3%
Republic of Latvia Senior Notes 5.25% due 06/16/2021		500,000	568,750

Lebanon — 0.9%
Republic of Lebanon Senior Notes 6.60% due 11/27/2026		900,000	894,420
Republic of Lebanon Senior Notes 6.65% due 02/26/2030		600,000	589,530
Republic of Lebanon Senior Notes 8.25% due 04/12/2021		260,000	284,055

			1,768,005

Lithuania — 0.4%
Republic of Lithuania Senior Notes 6.63% due 02/01/2022		750,000	903,750

Malaysia — 0.1%
Government of Malaysia Senior Notes 4.05% due 09/30/2021	MYR	1,000,000	246,660

Mexico — 2.1%
United Mexican States Senior Notes 3.60% due 01/30/2025		700,000	706,125
United Mexican States Senior Notes 4.00% due 10/02/2023		500,000	521,250
United Mexican States Senior Notes 4.13% due 01/21/2026		1,300,000	1,355,250
United Mexican States Senior Notes 4.60% due 01/23/2046		200,000	194,000

Security Description	Principal Amount		Value (Note 2)

Mexico (continued)
United Mexican States Senior Notes 5.55% due 01/21/2045		$200,000	$222,500
United Mexican States Senior Notes 6.05% due 01/11/2040		400,000	470,000
United Mexican States Bonds 10.00% due 11/20/2036	MXN	10,000,000	732,384

			4,201,509

Montenegro — 0.3%
Republic of Montenegro Senior Notes 5.75% due 03/10/2021*	EUR	500,000	562,233

Mozambique — 0.5%
Republic of Mozambique Senior Notes 10.50% due 01/18/2023*		1,447,000	1,085,539

Netherlands — 0.6%
Government of Netherlands Bonds 2.25% due 07/15/2022*	EUR	885,000	1,130,512

Norway — 0.2%
Kingdom of Norway Bonds 4.50% due 05/22/2019*	NOK	3,000,000	399,504

Pakistan — 0.7%
Islamic Republic of Pakistan Senior Notes 7.25% due 04/15/2019		200,000	210,900
Islamic Republic of Pakistan Senior Notes 8.25% due 04/15/2024		300,000	318,796
Islamic Republic of Pakistan Senior Notes 8.25% due 09/30/2025		300,000	318,834
Islamic Republic of Pakistan Senior Notes 8.25% due 09/30/2025*		500,000	531,391

			1,379,921

Panama — 0.7%
Republic of Panama Senior Notes 3.75% due 03/16/2025		500,000	508,750
Republic of Panama Senior Notes 6.70% due 01/26/2036		800,000	1,004,000

			1,512,750

Paraguay — 0.8%
Republic of Paraguay Senior Notes 4.63% due 01/25/2023		750,000	766,875
Republic of Paraguay Senior Bonds 6.10% due 08/11/2044*		250,000	255,000
Republic of Paraguay Senior Notes 6.10% due 08/11/2044		500,000	510,000

			1,531,875

146

VALIC Company I International Government Bond Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount		Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Peru — 1.0%
Republic of Peru Senior Notes 4.13% due 08/25/2027		$151,000	$159,116
Republic of Peru Senior Notes 6.55% due 03/14/2037		300,000	377,250
Republic of Peru Senior Notes 7.35% due 07/21/2025		650,000	857,188
Republic of Peru Senior Notes 8.75% due 11/21/2033		400,000	596,000

			1,989,554

Philippines — 1.0%
Republic of the Philippines Senior Notes 3.70% due 03/01/2041		200,000	212,412
Republic of the Philippines Senior Notes 4.00% due 01/15/2021		500,000	546,348
Republic of the Philippines Senior Notes 10.63% due 03/16/2025		710,000	1,159,414

			1,918,174

Poland — 1.4%
Republic of Poland Senior Notes 3.25% due 04/06/2026		1,200,000	1,200,000
Republic of Poland Senior Notes 4.00% due 01/22/2024		1,250,000	1,336,113
Republic of Poland Bonds 5.25% due 10/25/2020	PLN	1,000,000	286,413

			2,822,526

Romania — 0.6%
Government of Romania Senior Notes 6.13% due 01/22/2044		200,000	241,300
Government of Romania Senior Notes 6.75% due 02/07/2022		750,000	884,588

			1,125,888

Russia — 0.6%
Russian Federation Senior Notes 5.63% due 04/04/2042		200,000	209,600
Russian Federation Senior Notes 5.88% due 09/16/2043		400,000	432,441
Russian Federation Senior Bonds 12.75% due 06/24/2028		350,000	601,167

			1,243,208

Senegal — 0.2%
Republic of Senegal Bonds 6.25% due 07/30/2024		530,000	487,600

Serbia — 0.9%
Republic of Serbia Bonds 4.88% due 02/25/2020		450,000	462,375

Security Description	Principal Amount		Value (Note 2)

Serbia (continued)
Republic of Serbia Notes 5.88% due 12/03/2018		$500,000	$530,050
Republic of Serbia Senior Notes 7.25% due 09/28/2021		700,000	797,125

			1,789,550

South Africa — 1.1%
Republic of South Africa Senior Bonds 4.88% due 04/14/2026		600,000	588,360
Republic of South Africa Senior Notes 5.50% due 03/09/2020		550,000	579,562
Republic of South Africa Senior Notes 5.88% due 09/16/2025		500,000	531,683
Republic of South Africa Senior Notes 6.88% due 05/27/2019		500,000	549,375

			2,248,980

Spain — 3.7%
Kingdom of Spain Bonds 1.15% due 07/30/2020	EUR	1,000,000	1,152,581
Kingdom of Spain Senior Notes 3.45% due 07/30/2066*	EUR	330,000	382,490
Kingdom of Spain Senior Notes 4.40% due 10/31/2023*	EUR	750,000	1,038,835
Kingdom of Spain Bonds 5.15% due 10/31/2028*	EUR	1,200,000	1,832,289
Kingdom of Spain Senior Bonds 5.50% due 04/30/2021*	EUR	1,500,000	2,079,989
Kingdom of Spain Bonds 5.75% due 07/30/2032	EUR	300,000	504,293
Kingdom of Spain Bonds 6.00% due 01/31/2029	EUR	300,000	492,376

			7,482,853

Sri Lanka — 0.9%
Republic of Sri Lanka Senior Notes 5.88% due 07/25/2022		300,000	283,579
Republic of Sri Lanka Senior Notes 6.85% due 11/03/2025*		800,000	766,206
Republic of Sri Lanka Senior Notes 6.85% due 11/03/2025		700,000	670,431

			1,720,216

Sweden — 1.0%
Kingdom of Sweden Bonds 1.50% due 11/13/2023	SEK	5,800,000	754,237
Kingdom of Sweden Bonds 3.50% due 06/01/2022	SEK	3,000,000	432,358

147

VALIC Company I International Government Bond Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount		Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sweden (continued)
Kingdom of Sweden Bonds 3.50% due 03/30/2039	SEK	5,600,000	$901,136

			2,087,731

Trinidad and Tobago — 0.1%
Republic of Trinidad and Tobago Notes 4.38% due 01/16/2024		200,000	202,900

Tunisia — 0.6%
Central Bank of Tunisia Senior Notes 5.75% due 01/30/2025		1,450,000	1,299,678

Turkey — 1.2%
Republic of Turkey Senior Notes 6.00% due 01/14/2041		330,000	346,074
Republic of Turkey Senior Notes 6.75% due 04/03/2018		470,000	502,524
Republic of Turkey Senior Notes 6.88% due 03/17/2036		500,000	576,900
Republic of Turkey Senior Notes 7.38% due 02/05/2025		200,000	237,400
Republic of Turkey Senior Notes 11.88% due 01/15/2030		380,000	657,400

			2,320,298

Ukraine — 0.7%
Government of Ukraine Senior Notes 7.75% due 09/01/2019		1,400,000	1,352,400

United Kingdom — 2.3%
United Kingdom Gilt Treasury Bonds 1.25% due 07/22/2018	GBP	600,000	883,541
United Kingdom Gilt Treasury Bonds 2.00% due 09/07/2025	GBP	400,000	606,552
United Kingdom Gilt Treasury Bonds 2.25% due 09/07/2023	GBP	300,000	464,978
United Kingdom Gilt Treasury Bonds 4.25% due 06/07/2032	GBP	600,000	1,143,057
United Kingdom Gilt Treasury Bonds 4.25% due 12/07/2040	GBP	450,000	903,450
United Kingdom Gilt Treasury Bonds 4.50% due 09/07/2034	GBP	290,000	574,064

			4,575,642

Venezuela — 0.5%
Republic of Venezuela Senior Bonds 7.75% due 10/13/2019		800,000	323,000
Republic of Venezuela Senior Bonds 9.00% due 05/07/2023		870,000	329,513

Security Description	Principal Amount/ Shares	Value (Note 2)

Venezuela (continued)
Republic of Venezuela Senior Notes 11.75% due 10/21/2026	$830,000	$347,562

		1,000,075

Total Foreign Government Obligations
(cost $125,346,939)		125,339,490

U.S. GOVERNMENT TREASURIES — 26.5%
United States Treasury Bonds
2.88% due 08/15/2045	1,000,000	1,050,117
3.00% due 05/15/2042	1,720,000	1,864,452
4.38% due 02/15/2038#	620,000	836,080
United States Treasury Notes
0.63% due 09/30/2017	2,500,000	2,494,433
0.75% due 02/28/2018	1,500,000	1,497,246
0.75% due 04/30/2018#	1,400,000	1,396,828
1.13% due 02/28/2021	2,500,000	2,473,925
1.38% due 09/30/2018	2,000,000	2,020,390
1.38% due 04/30/2021#	2,500,000	2,500,780
1.63% due 02/15/2026	2,000,000	1,960,390
1.75% due 12/31/2020	2,000,000	2,036,016
1.75% due 01/31/2023	1,000,000	1,007,656
1.75% due 05/15/2023	1,500,000	1,510,488
1.88% due 11/30/2021	2,000,000	2,042,500
1.88% due 10/31/2022	2,000,000	2,033,124
2.00% due 11/30/2020	3,000,000	3,087,423
2.00% due 02/15/2025	1,000,000	1,016,562
2.00% due 08/15/2025	1,000,000	1,014,766
2.25% due 11/15/2025	2,000,000	2,072,344
2.38% due 08/15/2024	2,050,000	2,147,535
2.50% due 05/15/2024	4,500,000	4,759,978
2.75% due 11/30/2016	2,370,000	2,395,641
2.75% due 12/31/2017	2,150,000	2,214,081
2.75% due 02/28/2018	3,030,000	3,129,184
2.75% due 11/15/2023	2,000,000	2,151,172
2.75% due 02/15/2024	1,200,000	1,291,687
3.13% due 05/15/2021	1,360,000	1,473,529

Total U.S. Government Treasuries
(cost $52,734,193)		53,478,327

Total Long-Term Investment Securities
(cost $195,293,246)		195,473,535

SHORT-TERM INVESTMENT SECURITIES — 3.6%
Registered Investment Companies — 1.9%
State Street Navigator Securities Lending Prime Portfolio 0.53%(3)(4)	3,848,681	3,848,681

Time Deposits — 1.7%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	3,412,000	3,412,000

Total Short-Term Investment Securities
(cost $7,260,681)		7,260,681

TOTAL INVESTMENTS —
(cost $202,553,927)(5)	100.7%	202,734,216
Liabilities in excess of other assets	(0.7)	(1,481,581)

NET ASSETS —	100.0%	$201,252,635

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $24,807,263 representing 12.3% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.

148

VALIC Company I International Government Bond Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

**	Denominated in United States Dollars unless otherwise indicated.
#	The security or a portion thereof is out on loan (see Note 2).
(1)	Illiquid security. At May 31, 2016, the aggregate value of these securities was $354,759 representing 0.2% of net assets.
(2)	Subsequent to May 31, 2016, Company has filed for bankruptcy protection.
(3)	At May 31, 2016, the Fund had loaned securities with a total value of $3,771,266. This was secured by collateral of $3,848,681, which was received in cash and subsequently invested in short-term investments currently valued at $3,848,681 as reported in the Portfolio of Investments.
(4)	The rate shown is the 7-day yield as of May 31, 2016.
(5)	See Note 5 for cost of investments on a tax basis.
(6)	Subsequent to May 31, 2016, security in default.

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro Dollar

GBP—British Pound

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

PLN—Polish Zloty

SEK—Swedish Krona

VRS—Variable Rate Security

The rates shown on VRS are the current interest rates as of May 31, 2016 and unless noted otherwise, the dates shown are the original maturity dates.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Corporate Bonds & Notes	$—	$16,655,718	$—	$16,655,718
Foreign Government Obligations	—	125,339,490	—	125,339,490
U.S. Government Treasuries	—	53,478,327	—	53,478,327
Short-Term Investment Securities:
Registered Investment Companies	3,848,681	—	—	3,848,681
Time Deposits	—	3,412,000	—	3,412,000

Total Investments at Value	$3,848,681	$198,885,535	$—	$202,734,216

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

149

VALIC Company I International Growth Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Medical — Drugs	7.8%
Registered Investment Companies	7.0
Banks — Commercial	4.7
Insurance — Life/Health	3.4
Oil Companies — Integrated	2.9
Time Deposits	2.4
Cosmetics & Toiletries	2.3
Food — Misc./Diversified	2.2
Finance — Other Services	2.0
Semiconductor Components — Integrated Circuits	1.9
Soap & Cleaning Preparation	1.8
Diversified Banking Institutions	1.8
Brewery	1.8
Beverages — Wine/Spirits	1.7
Auto/Truck Parts & Equipment — Original	1.7
Food — Catering	1.7
Web Portals/ISP	1.7
Retail — Apparel/Shoe	1.7
Distribution/Wholesale	1.6
Tobacco	1.6
Cable/Satellite TV	1.6
Advertising Agencies	1.5
Electronic Components — Misc.	1.4
Chemicals — Diversified	1.4
Food — Retail	1.3
Building Products — Cement	1.3
Transport — Rail	1.1
Enterprise Software/Service	1.1
Medical Products	1.1
Retail — Jewelry	1.1
Diversified Financial Services	1.0
Advertising Services	1.0
Textile — Apparel	0.9
Electronic Components — Semiconductors	0.9
Industrial Gases	0.9
Transport — Services	0.9
Aerospace/Defense	0.8
Power Converter/Supply Equipment	0.8
Commercial Services	0.8
Machinery — Farming	0.8
Finance — Leasing Companies	0.8
Electric Products — Misc.	0.8
Medical Instruments	0.8
Beverages — Non-alcoholic	0.8
E-Commerce/Products	0.8
Transactional Software	0.7
Insurance — Property/Casualty	0.7
Internet Application Software	0.7
Finance — Credit Card	0.7
Real Estate Management/Services	0.7
Medical — Generic Drugs	0.7
Computers — Integrated Systems	0.7
Retail — Misc./Diversified	0.6
Dialysis Centers	0.6
Metal — Diversified	0.6
Athletic Footwear	0.6
E-Commerce/Services	0.6
Television	0.6
Airlines	0.6
Optical Supplies	0.6
Containers — Paper/Plastic	0.6
Auto — Cars/Light Trucks	0.6
Casino Hotels	0.6
Electronic Measurement Instruments	0.6
Multimedia	0.6
Building Products — Air & Heating	0.5
Machinery — General Industrial	0.5
Diversified Operations	0.5
Rental Auto/Equipment	0.5

Oil Companies — Exploration & Production	0.5
Cruise Lines	0.5
Retail — Convenience Store	0.5
Investment Companies	0.5
Retail — Home Furnishings	0.5
Industrial Automated/Robotic	0.5
Paper & Related Products	0.5
Retail — Building Products	0.4
Insurance — Multi-line	0.4
Human Resources	0.4
Semiconductor Equipment	0.4
Retail — Major Department Stores	0.4
Broadcast Services/Program	0.4
Building & Construction Products — Misc.	0.4
Water	0.4
Finance — Mortgage Loan/Banker	0.3
Building — Heavy Construction	0.3
Pipelines	0.3
Electric — Integrated	0.3
Networking Products	0.3
Medical — Biomedical/Gene	0.3
E-Marketing/Info	0.3
Satellite Telecom	0.3
Diversified Manufacturing Operations	0.3
Hotels/Motels	0.2
Machinery — Construction & Mining	0.2
Computer Services	0.2
Retail — Automobile	0.2
Machinery — Pumps	0.2
Diversified Operations/Commercial Services	0.2
Investment Management/Advisor Services	0.2
Applications Software	0.2
Agricultural Chemicals	0.2
Computer Aided Design	0.2
Chemicals — Specialty	0.2
Apparel Manufacturers	0.2
Machine Tools & Related Products	0.1
Consulting Services	0.1
Telecom Services	0.1
Auto — Heavy Duty Trucks	0.1
Explosives	0.1
U.S. Government Agencies	0.1

106.5%

Country Allocation*

United Kingdom	17.6%
Japan	12.6
France	11.7
United States	9.5
Germany	8.0
Switzerland	7.7
Canada	4.2
Netherlands	3.9
Denmark	3.2
Jersey	3.2
Sweden	2.9
Cayman Islands	2.8
Ireland	2.0
Hong Kong	1.8
Spain	1.7
Belgium	1.6
Singapore	1.5
Taiwan	1.3
Australia	1.2
Italy	1.0
Israel	0.9
Mexico	0.9

150

VALIC Company I International Growth Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited) — (continued)

Country Allocation* (continued)

India	0.8%
China	0.6
Brazil	0.6
Portugal	0.5
Austria	0.5
South Korea	0.5
Norway	0.5
Indonesia	0.4
Thailand	0.4
Turkey	0.3
Bermuda	0.2

106.5%

*	Calculated as a percentage of net assets

151

VALIC Company I International Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 97.0%
Australia — 1.2%
Amcor, Ltd.	259,530	$3,053,727
Brambles, Ltd.	120,511	1,119,226
CSL, Ltd.	18,335	1,534,008
Orica, Ltd.#	52,906	520,034

		6,226,995

Austria — 0.5%
Erste Group Bank AG	95,320	2,550,691

Belgium — 1.6%
Anheuser-Busch InBev NV#	33,891	4,293,150
KBC Groep NV†	61,574	3,645,435
UCB SA	9,400	679,306

		8,617,891

Bermuda — 0.2%
Global Brands Group Holding, Ltd.†	3,960,800	402,668
Li & Fung, Ltd.	1,694,800	861,495

		1,264,163

Brazil — 0.6%
Ambev SA ADR	160,849	846,066
BM&FBovespa SA	509,702	2,245,532

		3,091,598

Canada — 4.2%
Alimentation Couche-Tard, Inc., Class B	57,380	2,524,746
Canadian National Railway Co. (NYSE)	45,760	2,713,110
Canadian National Railway Co. (TSX)	21,490	1,274,143
Canadian Pacific Railway, Ltd.	16,240	2,101,844
Cenovus Energy, Inc.	82,526	1,244,167
CGI Group, Inc., Class A†	73,653	3,444,648
Element Financial Corp.	71,792	842,003
Fairfax Financial Holdings, Ltd.	3,339	1,715,829
Great-West Lifeco, Inc.	42,428	1,143,406
Loblaw Cos., Ltd.	19,604	1,062,460
Suncor Energy, Inc.#	143,611	3,966,592

		22,032,948

Cayman Islands — 2.8%
Alibaba Group Holding, Ltd. ADR†	28,455	2,333,310
Baidu, Inc. ADR†	23,419	4,181,228
CK Hutchison Holdings, Ltd.	242,392	2,808,918
Sands China, Ltd.	352,000	1,345,353
Tencent Holdings, Ltd.	172,200	3,824,820

		14,493,629

China — 0.6%
Industrial & Commercial Bank of China, Ltd., Class H	1,404,000	744,391
Kweichow Moutai Co., Ltd., Class A	62,351	2,509,190

		3,253,581

Denmark — 3.2%
Carlsberg A/S, Class B#	37,601	3,628,083
DSV A/S	54,680	2,494,043
Novo Nordisk A/S, Class B	108,795	6,051,129
Pandora A/S	30,560	4,541,918

		16,715,173

France — 11.7%
Accor SA#	29,280	1,273,978
Air Liquide SA#	23,735	2,549,237
Arkema SA	20,480	1,680,319
Bureau Veritas SA	34,001	730,899
Cie de Saint-Gobain	44,460	1,984,674
Criteo SA ADR†	32,370	1,452,442
Danone SA	45,569	3,198,305

Security Description	Shares	Value (Note 2)

France (continued)
Dassault Systemes	11,462	$912,619
Engie SA	101,616	1,565,358
Essilor International SA	23,422	3,058,199
Hermes International	819	296,114
Iliad SA	7,310	1,601,888
Kering	13,160	2,125,356
L’Oreal SA	7,276	1,367,354
Legrand SA#	71,303	3,921,941
LVMH Moet Hennessy Louis Vuitton SE	29,624	4,748,054
Pernod Ricard SA	40,070	4,365,209
Publicis Groupe SA#	72,319	5,235,102
Rexel SA	81,690	1,249,316
Schneider Electric SE	66,285	4,285,730
Thales SA	30,020	2,600,661
TOTAL SA	80,902	3,931,433
Valeo SA#	21,840	3,296,333
Veolia Environnement SA	86,610	1,944,679
Vinci SA	22,840	1,717,660

		61,092,860

Germany — 8.0%
adidas AG	25,380	3,251,728
Allianz SE	13,706	2,237,173
Bayer AG	38,331	3,652,034
Beiersdorf AG#	27,205	2,472,425
Deutsche Boerse AG	61,865	5,420,686
Deutsche Post AG	48,358	1,410,512
Fresenius Medical Care AG & Co. KGaA	38,230	3,317,856
HeidelbergCement AG	35,140	3,006,286
Linde AG	13,476	2,016,703
Merck KGaA	13,454	1,346,515
MTU Aero Engines AG	6,322	597,131
ProSiebenSat.1 Media SE	61,604	3,097,148
SAP SE	73,802	5,991,170
Symrise AG	22,210	1,393,508
Zalando SE†#*	83,598	2,450,489

		41,661,364

Hong Kong — 1.8%
AIA Group, Ltd.	1,332,200	7,783,274
Galaxy Entertainment Group, Ltd.	494,000	1,656,044

		9,439,318

India — 0.8%
Housing Development Finance Corp., Ltd.	94,610	1,746,598
Tata Consultancy Services, Ltd.	30,585	1,167,080
Tata Motors, Ltd.†	201,510	1,364,464

		4,278,142

Indonesia — 0.4%
Astra International Tbk PT	2,377,600	1,148,767
Bank Mandiri Persero Tbk PT	1,449,700	957,800

		2,106,567

Ireland — 2.0%
Bank of Ireland†	6,439,350	1,963,140
CRH PLC	93,350	2,828,788
Ryanair Holdings PLC ADR	35,101	3,067,827
Smurfit Kappa Group PLC	86,920	2,371,368

		10,231,123

Israel — 0.9%
Check Point Software Technologies, Ltd.†	12,534	1,065,014
Teva Pharmaceutical Industries, Ltd. ADR	68,937	3,575,762

		4,640,776

152

VALIC Company I International Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Italy — 1.0%
Eni SpA	57,014	$870,985
Intesa Sanpaolo SpA	1,703,790	4,375,327

		5,246,312

Japan — 12.6%
Calbee, Inc.#	58,200	2,149,618
Daikin Industries, Ltd.	34,300	2,941,372
Daito Trust Construction Co., Ltd.	15,400	2,238,344
Denso Corp.	88,300	3,483,837
FANUC Corp.	16,000	2,453,425
Honda Motor Co., Ltd.#	23,200	660,163
Hoya Corp.	85,500	3,016,648
Inpex Corp.#	49,711	409,683
Isuzu Motors, Ltd.	46,700	563,428
Japan Tobacco, Inc.	114,600	4,555,644
Kao Corp.	25,500	1,404,935
Keyence Corp.#	4,700	2,988,034
Komatsu, Ltd.	71,000	1,226,238
Kubota Corp.	273,600	4,028,580
Kyocera Corp.#	35,100	1,756,030
Mitsubishi Estate Co., Ltd.	72,000	1,391,105
Murata Manufacturing Co., Ltd.	19,400	2,268,750
Nitori Holdings Co., Ltd.	24,400	2,481,095
Olympus Corp.	59,800	2,535,431
Ono Pharmaceutical Co., Ltd.	56,700	2,521,252
ORIX Corp.	221,600	3,081,808
Ryohin Keikaku Co., Ltd.	15,000	3,458,256
Seven & i Holdings Co., Ltd.	77,300	3,311,611
Shin-Etsu Chemical Co., Ltd.	15,300	893,669
Suntory Beverage & Food, Ltd.	55,700	2,630,704
Terumo Corp.	72,500	3,050,978
Toyota Motor Corp.#	19,275	1,006,613
Yahoo Japan Corp.#	672,600	3,024,832

		65,532,083

Jersey — 3.2%
Delphi Automotive PLC	8,922	606,339
Shire PLC	70,990	4,380,062
Wolseley PLC	63,710	3,738,034
WPP PLC	338,352	7,801,628

		16,526,063

Mexico — 0.9%
Cemex SAB de CV ADR†	191,828	1,220,026
Fomento Economico Mexicano SAB de CV ADR	13,903	1,260,724
Grupo Televisa SAB ADR	76,090	2,034,647

		4,515,397

Netherlands — 3.9%
Akzo Nobel NV	33,810	2,294,741
ASML Holding NV#	21,780	2,166,477
Heineken NV	6,057	562,531
ING Groep NV CVA	213,014	2,653,328
Koninklijke DSM NV	30,720	1,828,321
Koninklijke Vopak NV	32,510	1,693,947
Mobileye NV†#	43,050	1,634,609
NXP Semiconductors NV†	37,730	3,565,108
Randstad Holding NV	41,402	2,236,271
Unilever NV CVA	42,002	1,886,399

		20,521,732

Norway — 0.5%
Statoil ASA#	148,390	2,366,265

Security Description	Shares	Value (Note 2)

Portugal — 0.5%
Jeronimo Martins SGPS SA	174,078	$2,820,096

Singapore — 1.5%
Broadcom, Ltd.	20,023	3,090,750
DBS Group Holdings, Ltd.	200,900	2,261,237
Singapore Telecommunications, Ltd.	216,950	609,685
United Overseas Bank, Ltd.	124,877	1,652,210

		7,613,882

South Korea — 0.5%
Amorepacific Corp.	4,510	1,579,900
Samsung Electronics Co., Ltd.	800	867,260

		2,447,160

Spain — 1.7%
Amadeus IT Holding SA, Class A	86,337	3,999,578
Cellnex Telecom SAU*	88,126	1,421,775
Industria de Diseno Textil SA	104,140	3,517,856

		8,939,209

Sweden — 2.9%
Getinge AB, Class B	64,462	1,375,585
Hennes & Mauritz AB, Class B	46,315	1,421,429
Hexagon AB, Class B	74,600	2,896,766
Investor AB, Class B	71,324	2,481,400
Lundin Petroleum AB†	119,010	2,134,414
Sandvik AB	76,687	749,738
Svenska Cellulosa AB SCA, Class B	78,208	2,503,376
Telefonaktiebolaget LM Ericsson, Class B	199,236	1,535,828

		15,098,536

Switzerland — 7.7%
Actelion, Ltd.	9,050	1,484,965
Cie Financiere Richemont SA	20,155	1,187,198
Julius Baer Group, Ltd.	119,191	5,303,640
Kuehne & Nagel International AG	3,899	548,370
Nestle SA	63,392	4,681,059
Novartis AG	43,441	3,448,184
Roche Holding AG	64,050	16,811,514
Sonova Holding AG#	5,095	680,188
Syngenta AG	2,600	1,021,429
UBS Group AG	330,521	5,107,447

		40,273,994

Taiwan — 1.3%
Hon Hai Precision Industry Co., Ltd.	230,294	565,628
Taiwan Semiconductor Manufacturing Co., Ltd.	644,269	3,091,701
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	126,336	3,123,026

		6,780,355

Thailand — 0.4%
Kasikornbank PCL NVDR	401,900	1,957,470

Turkey — 0.3%
Akbank TAS	523,692	1,413,849

United Kingdom — 17.6%
Aberdeen Asset Management PLC	264,363	1,068,646
Admiral Group PLC	78,890	2,248,643
ARM Holdings PLC	47,910	684,884
Ashtead Group PLC	197,821	2,796,376
ASOS PLC†	25,660	1,299,276
Associated British Foods PLC#	31,497	1,343,014
Auto Trader Group PLC*	564,874	3,215,271
Aviva PLC	352,580	2,296,945
Barclays PLC	421,841	1,114,415

153

VALIC Company I International Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)
United Kingdom (continued)
British American Tobacco PLC	56,649	$3,444,357
Bunzl PLC	96,490	2,856,516
Carnival PLC	51,490	2,542,280
Compass Group PLC	476,945	8,890,379
Diageo PLC	80,923	2,192,316
HSBC Holdings PLC	248,330	1,600,705
Informa PLC	155,204	1,528,570
Kingfisher PLC	426,663	2,269,139
Liberty Global PLC, Class A†	34,500	1,288,575
Lloyds Banking Group PLC	1,529,419	1,595,339
London Stock Exchange Group PLC	75,720	2,999,448
Next PLC	13,555	1,068,001
Pearson PLC	104,390	1,267,755
Prudential PLC	203,635	4,070,099
Reckitt Benckiser Group PLC	96,084	9,567,472
RELX PLC	223,724	4,050,382
Rio Tinto PLC	116,970	3,290,857
Rolls-Royce Holdings PLC	127,937	1,146,992
Rolls-Royce Holdings PLC, Class C (Entitlement Shares)†	9,083,527	13,156
Royal Dutch Shell PLC, Class B	81,374	1,957,032
Sky PLC	474,311	6,618,938
Smith & Nephew PLC	126,926	2,154,525
Smiths Group PLC	82,852	1,346,385
St James’s Place PLC	208,451	2,800,215
Weir Group PLC	66,050	1,147,005
Worldpay Group PLC†*	925,190	3,713,136

		91,487,044

Total Long-Term Investment Securities
(cost $463,002,247)		505,236,266

SHORT-TERM INVESTMENT SECURITIES — 9.5%
U.S. Government Agencies — 0.1%
Federal Home Loan Bank Disc. Notes 0.15% due 06/01/2016	$459,000	459,000

Registered Investment Companies — 7.0%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2)	36,483,442	36,483,442

Security Description	Principal Amount	Value (Note 2)

Time Deposits — 2.4%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$12,544,000	$12,544,000

Total Short-Term Investment Securities
(cost $49,486,442)		49,486,442

TOTAL INVESTMENTS
(cost $512,488,689)(3)	106.5%	554,722,708
Liabilities in excess of other assets	(6.5)	(33,710,961)

NET ASSETS	100.0%	$521,011,747

#	The security or a portion thereof is out on loan (see Note 2).
†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $10,800,671 representing 2.1% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $38,308,622. This was secured by collateral of $36,483,442, which was received in cash and subsequently invested in short-term investments currently valued at $36,483,442 as reported in the Portfolio of Investments. Additional collateral of $4,021,407 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Notes/Bonds	0.50% to 5.38%	05/31/2017 to 05/15/2043	$4,021,407

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

CVA—Certification Van Aandelen (Dutch Cert.)

NVDR—Non-Voting Depositary Receipt

NYSE—New York Stock Exchange

TSX—Toronto Stock Exchange

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
United Kingdom	$91,473,888	$13,156	$—	$91,487,044
Other Countries	413,749,222	—	—	413,749,222
Short-Term Investment Securities:
Registered Investment Companies	36,483,442	—	—	36,483,442
Other Short-Term Investment Securities	—	13,003,000	—	13,003,000

Total Investments at Value*	$541,706,552	$13,016,156	$—	$554,722,708

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $362,854,686 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

See Notes to Financial Statements

154

VALIC Company I Large Cap Core Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Diversified Banking Institutions	7.1%
Medical — Drugs	5.4
Web Portals/ISP	4.3
Medical — Biomedical/Gene	3.8
Oil Companies — Integrated	3.4
Computers	3.4
Cable/Satellite TV	3.2
Retail — Drug Store	3.2
Entertainment Software	3.0
Insurance — Reinsurance	2.8
Telephone — Integrated	2.8
Oil Companies — Exploration & Production	2.8
Applications Software	2.6
Commercial Services	2.6
Auto/Truck Parts & Equipment — Original	2.5
Medical Instruments	2.3
Diversified Manufacturing Operations	2.3
Retail — Building Products	2.3
Finance — Credit Card	2.2
Investment Management/Advisor Services	2.2
Internet Content — Entertainment	2.1
Instruments — Controls	2.0
Retail — Apparel/Shoe	1.9
Beverages — Non-alcoholic	1.8
Medical Products	1.7
Banks — Super Regional	1.6
Diagnostic Equipment	1.6
Real Estate Investment Trusts	1.6
Data Processing/Management	1.5
Repurchase Agreements	1.4
Television	1.4
Transport — Services	1.4
Electric — Integrated	1.3
Tobacco	1.3
Electronic Components — Semiconductors	1.2
Commercial Services — Finance	1.1
Registered Investment Companies	1.1
Insurance Brokers	1.0
Beverages — Wine/Spirits	1.0
Hotels/Motels	1.0
Oil — Field Services	1.0
Banks — Fiduciary	0.9
Semiconductor Components — Integrated Circuits	0.9
Home Decoration Products	0.8
Medical — HMO	0.7
E-Commerce/Services	0.7
Agricultural Chemicals	0.7
Retail — Arts & Crafts	0.6
Medical — Wholesale Drug Distribution	0.6
Retail — Restaurants	0.6
Real Estate Management/Services	0.4

101.1%

*	Calculated as a percentage of net assets

155

VALIC Company I Large Cap Core Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 98.6%
Agricultural Chemicals — 0.7%
Monsanto Co.	9,495	$1,067,903

Applications Software — 2.6%
Intuit, Inc.	8,270	882,078
Microsoft Corp.	65,305	3,461,165

		4,343,243

Auto/Truck Parts & Equipment - Original — 2.5%
Delphi Automotive PLC	27,154	1,845,386
Johnson Controls, Inc.	52,625	2,323,394

		4,168,780

Banks - Fiduciary — 0.9%
Bank of New York Mellon Corp.	36,801	1,547,850

Banks - Super Regional — 1.6%
Wells Fargo & Co.	52,749	2,675,429

Beverages - Non-alcoholic — 1.8%
PepsiCo, Inc.	29,444	2,978,849

Beverages - Wine/Spirits — 1.0%
Diageo PLC ADR	15,356	1,675,800

Cable/Satellite TV — 3.2%
Comcast Corp., Class A	61,944	3,921,055
Liberty Global PLC, Class C†	37,600	1,358,488

		5,279,543

Commercial Services — 2.6%
Aramark	26,069	867,837
Nielsen Holdings PLC	63,305	3,379,854

		4,247,691

Commercial Services - Finance — 1.1%
S&P Global, Inc.	16,310	1,823,621

Computers — 3.4%
Apple, Inc.	55,253	5,517,565

Data Processing/Management — 1.5%
Dun & Bradstreet Corp.	8,935	1,133,852
Fidelity National Information Services, Inc.	17,575	1,305,295

		2,439,147

Diagnostic Equipment — 1.6%
Abbott Laboratories	66,257	2,625,765

Diversified Banking Institutions — 7.1%
Citigroup, Inc.	102,960	4,794,847
JPMorgan Chase & Co.	68,435	4,466,752
Morgan Stanley	89,810	2,458,100

		11,719,699

Diversified Manufacturing Operations — 2.3%
Eaton Corp. PLC	17,905	1,103,485
General Electric Co.	89,052	2,692,042

		3,795,527

E-Commerce/Services — 0.7%
Expedia, Inc.	10,460	1,163,570

Electric - Integrated — 1.3%
DTE Energy Co.	8,896	806,689
Edison International	19,274	1,380,597

		2,187,286

Electronic Components - Semiconductors — 1.2%
Broadcom, Ltd.	8,030	1,239,511
Skyworks Solutions, Inc.#	10,376	692,702

		1,932,213

Security Description	Shares	Value (Note 2)

Entertainment Software — 3.0%
Activision Blizzard, Inc.	88,280	$3,465,873
Electronic Arts, Inc.†	19,180	1,472,065

		4,937,938

Finance - Credit Card — 2.2%
American Express Co.	21,465	1,411,538
MasterCard, Inc., Class A	23,322	2,236,580

		3,648,118

Home Decoration Products — 0.8%
Newell Brands, Inc.	27,805	1,326,020

Hotels/Motels — 1.0%
Marriott International, Inc., Class A#	25,210	1,664,868

Instruments - Controls — 2.0%
Honeywell International, Inc.	28,121	3,201,013

Insurance Brokers — 1.0%
Aon PLC	15,436	1,686,692

Insurance - Reinsurance — 2.8%
Berkshire Hathaway, Inc., Class B†	32,939	4,629,247

Internet Content - Entertainment — 2.1%
Facebook, Inc., Class A†	29,095	3,456,777

Investment Management/Advisor Services — 2.2%
BlackRock, Inc.	7,270	2,645,189
Invesco, Ltd.	30,785	966,649

		3,611,838

Medical Instruments — 2.3%
Medtronic PLC	47,243	3,802,117

Medical Products — 1.7%
Cooper Cos., Inc.	7,831	1,274,965
Zimmer Biomet Holdings, Inc.	12,480	1,523,933

		2,798,898

Medical - Biomedical/Gene — 3.8%
Alexion Pharmaceuticals, Inc.†	6,045	912,191
Biogen, Inc.†	9,370	2,714,770
Celgene Corp.†	19,312	2,037,802
Vertex Pharmaceuticals, Inc.†	6,905	643,201

		6,307,964

Medical - Drugs — 5.4%
Allergan PLC†	2,965	698,999
Johnson & Johnson	36,143	4,072,955
Pfizer, Inc.	117,355	4,072,218

		8,844,172

Medical - HMO — 0.7%
Anthem, Inc.	5,950	786,352
Cigna Corp.	3,074	393,810

		1,180,162

Medical - Wholesale Drug Distribution — 0.6%
Cardinal Health, Inc.	12,649	998,639

Oil Companies - Exploration & Production — 2.8%
Canadian Natural Resources, Ltd.	68,123	2,025,978
ConocoPhillips	21,701	950,287
EQT Corp.	10,830	793,298
Noble Energy, Inc.	22,107	790,325

		4,559,888

156

VALIC Company I Large Cap Core Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil Companies - Integrated — 3.4%
Chevron Corp.	23,740	$2,397,740
Exxon Mobil Corp.	35,051	3,120,240

		5,517,980

Oil - Field Services — 1.0%
Schlumberger, Ltd.	20,750	1,583,225

Real Estate Investment Trusts — 1.6%
American Tower Corp.	14,990	1,585,642
Weyerhaeuser Co.	31,380	988,470

		2,574,112

Real Estate Management/Services — 0.4%
CBRE Group, Inc., Class A†	22,076	658,969

Retail - Apparel/Shoe — 1.9%
Coach, Inc.	40,665	1,603,014
PVH Corp.	15,380	1,442,644

		3,045,658

Retail - Arts & Crafts — 0.6%
Michaels Cos., Inc.†	34,136	1,000,526

Retail - Building Products — 2.3%
Lowe’s Cos., Inc.	46,035	3,688,785

Retail - Drug Store — 3.2%
CVS Health Corp.	35,469	3,420,985
Walgreens Boots Alliance, Inc.	23,041	1,783,373

		5,204,358

Retail - Restaurants — 0.6%
McDonald’s Corp.	7,620	930,097

Semiconductor Components - Integrated Circuits — 0.9%
QUALCOMM, Inc.	27,105	1,488,607

Telephone - Integrated — 2.8%
Verizon Communications, Inc.	90,833	4,623,400

Television — 1.4%
CBS Corp., Class B	41,435	2,287,212

Tobacco — 1.3%
Philip Morris International, Inc.	21,795	2,150,731

Transport-Services — 1.4%
FedEx Corp.	13,855	2,285,659

Security Description	Shares/ Principal Amount	Value (Note 2)

Web Portals/ISP — 4.3%
Alphabet, Inc., Class A†	2,852	$2,135,720
Alphabet, Inc., Class C†	6,603	4,857,959

		6,993,679

Total Long-Term Investment Securities
(cost $141,408,776)		161,876,830

SHORT-TERM INVESTMENT SECURITIES — 1.1%
Registered Investment Companies — 1.1%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2) (cost $1,707,978)	1,707,978	1,707,978

REPURCHASE AGREEMENTS — 1.4%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 05/31/2016, to be repurchased 06/01/2016 in the amount $2,359,001 collateralized by $2,380,000 of U.S. Treasury Notes, bearing interest at 1.75% due 04/30/2022 and having an approximate value of $2,406,775 (cost $2,359,000)	$2,359,000	2,359,000

TOTAL INVESTMENTS
(cost $145,475,754)(3)	101.1%	165,943,808
Liabilities in excess of other assets	(1.1)	(1,883,474)

NET ASSETS	100.0%	$164,060,334

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $2,310,171. This was secured by collateral of $1,707,978, which was received in cash and subsequently invested in short-term investments currently valued at $1,707,978 as reported in the Portfolio of Investments. Additional collateral of $655,397 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	06/23/2016 to 02/02/2017	$106,498
United States Treasury Notes/Bonds	0.13% to 4.75%	10/31/2016 to 08/15/2045	548,899

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$161,876,830	$—	$—	$161,876,830
Short-Term Investment Securities	1,707,978	—	—	1,707,978
Repurchase Agreements	—	2,359,000	—	2,359,000

Total Investments at Value	$163,584,808	$2,359,000	$—	$165,943,808

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

157

VALIC Company I Large Capital Growth Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Diagnostic Equipment	8.2%
Computer Services	7.7
Web Portals/ISP	5.7
Finance — Credit Card	5.2
Medical — Drugs	5.2
Cosmetics & Toiletries	3.8
Data Processing/Management	3.2
Commercial Services — Finance	3.0
Agricultural Chemicals	2.9
Electronic Components — Semiconductors	2.9
Multimedia	2.8
Medical Products	2.6
Athletic Footwear	2.5
Retail — Auto Parts	2.2
Chemicals — Specialty	2.2
Distribution/Wholesale	2.1
Aerospace/Defense — Equipment	2.0
Vitamins & Nutrition Products	2.0
Computers	2.0
Retail — Major Department Stores	1.9
Chemicals — Diversified	1.9
Apparel Manufacturers	1.8
Retail — Drug Store	1.8
Instruments — Controls	1.8
Coatings/Paint	1.7
Textile — Apparel	1.6
Transport — Rail	1.6
Food — Misc./Diversified	1.4
Pharmacy Services	1.3
Semiconductor Components — Integrated Circuits	1.3
Instruments — Scientific	1.2
Electronic Connectors	1.2
Finance — Investment Banker/Broker	1.1
Dental Supplies & Equipment	1.0
Beverages — Wine/Spirits	0.9
Enterprise Software/Service	0.9
Industrial Gases	0.8
Diversified Manufacturing Operations	0.8
Soap & Cleaning Preparation	0.8
Registered Investment Companies	0.7
Medical Instruments	0.6
Brewery	0.6
Oil — Field Services	0.5
Beverages — Non-alcoholic	0.5
Computers-Memory Devices	0.5
Finance — Other Services	0.5
U.S. Government Agencies	0.5
Private Equity	0.5
Advertising Agencies	0.4

100.3%

*	Calculated as a percentage of net assets

158

VALIC Company I Large Capital Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 99.1%
Advertising Agencies — 0.4%
Omnicom Group, Inc.	18,858	$1,571,437

Aerospace/Defense - Equipment — 2.0%
United Technologies Corp.	80,068	8,053,239

Agricultural Chemicals — 2.9%
Monsanto Co.	101,480	11,413,456

Apparel Manufacturers — 1.8%
Burberry Group PLC	178,375	2,774,672
VF Corp.	69,558	4,334,855

		7,109,527

Athletic Footwear — 2.5%
NIKE, Inc., Class B	177,908	9,824,080

Beverages - Non-alcoholic — 0.5%
PepsiCo, Inc.	20,519	2,075,907

Beverages - Wine/Spirits — 0.9%
Pernod Ricard SA	34,136	3,718,762

Brewery — 0.6%
Ambev SA ADR	420,053	2,209,479

Chemicals - Diversified — 1.9%
LyondellBasell Industries NV, Class A	16,636	1,353,505
PPG Industries, Inc.	55,840	6,012,851

		7,366,356

Chemicals - Specialty — 2.2%
Ecolab, Inc.	73,223	8,584,664

Coatings/Paint — 1.7%
Sherwin-Williams Co.	23,242	6,765,514

Commercial Services - Finance — 3.0%
Equifax, Inc.	45,799	5,758,308
Moody’s Corp.	59,595	5,878,451

		11,636,759

Computer Services — 7.7%
Accenture PLC, Class A	174,858	20,802,856
Cognizant Technology Solutions Corp., Class A†	155,724	9,567,683

		30,370,539

Computers — 2.0%
Apple, Inc.	77,830	7,772,104

Computers - Memory Devices — 0.5%
EMC Corp.	71,497	1,998,341

Cosmetics & Toiletries — 3.8%
Colgate-Palmolive Co.	161,243	11,353,120
L’Oreal SA	18,046	3,391,324

		14,744,444

Data Processing/Management — 3.2%
Fidelity National Information Services, Inc.	102,925	7,644,240
Fiserv, Inc.†	46,657	4,914,382

		12,558,622

Dental Supplies & Equipment — 1.0%
DENTSPLY SIRONA, Inc.	66,020	4,103,803

Diagnostic Equipment — 8.2%
Abbott Laboratories	239,170	9,478,307
Danaher Corp.	97,372	9,577,510
Thermo Fisher Scientific, Inc.	87,810	13,326,924

		32,382,741

Security Description	Shares	Value (Note 2)

Distribution/Wholesale — 2.1%
Fastenal Co.#	68,220	$3,140,167
WW Grainger, Inc.#	22,332	5,099,512

		8,239,679

Diversified Manufacturing Operations — 0.8%
Colfax Corp.†	116,344	3,151,759

Electronic Components - Semiconductors — 2.9%
Microchip Technology, Inc.#	41,187	2,128,544
Texas Instruments, Inc.#	152,121	9,218,533

		11,347,077

Electronic Connectors — 1.2%
Amphenol Corp., Class A	80,373	4,719,503

Enterprise Software/Service — 0.9%
Oracle Corp.	87,619	3,522,284

Finance - Credit Card — 5.2%
MasterCard, Inc., Class A	57,839	5,546,760
Visa, Inc., Class A	189,255	14,939,790

		20,486,550

Finance - Investment Banker/Broker — 1.1%
Charles Schwab Corp.	147,517	4,511,070

Finance - Other Services — 0.5%
CME Group, Inc.	20,251	1,982,370

Food - Misc./Diversified — 1.4%
Danone SA	79,761	5,598,104

Industrial Gases — 0.8%
Praxair, Inc.	28,891	3,173,965

Instruments - Controls — 1.8%
Mettler-Toledo International, Inc.†	18,400	6,905,888

Instruments - Scientific — 1.2%
Waters Corp.†	34,461	4,740,110

Medical Instruments — 0.6%
St. Jude Medical, Inc.	30,695	2,405,260

Medical Products — 2.6%
Cooper Cos., Inc.	42,982	6,997,900
Zimmer Biomet Holdings, Inc.	24,958	3,047,621

		10,045,521

Medical - Drugs — 5.2%
Eli Lilly & Co.	76,658	5,751,650
Roche Holding AG	23,619	6,199,393
Zoetis, Inc.	175,658	8,329,702

		20,280,745

Multimedia — 2.8%
Time Warner, Inc.	26,182	1,980,930
Twenty-First Century Fox, Inc., Class A	256,908	7,419,503
Walt Disney Co.	17,444	1,730,794

		11,131,227

Oil - Field Services — 0.5%
Schlumberger, Ltd.	27,925	2,130,677

Pharmacy Services — 1.3%
Express Scripts Holding Co.†	68,218	5,153,870

Private Equity — 0.5%
Blackstone Group LP	68,911	1,804,779

Retail - Auto Parts — 2.2%
AutoZone, Inc.†	11,332	8,637,250

159

VALIC Company I Large Capital Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)
Retail - Drug Store — 1.8%
CVS Health Corp.	73,462	$7,085,410

Retail - Major Department Stores — 1.9%
TJX Cos., Inc.	98,532	7,500,256

Semiconductor Components - Integrated Circuits — 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	198,738	4,912,803

Soap & Cleaning Preparation — 0.8%
Church & Dwight Co., Inc.	31,806	3,132,255

Textile - Apparel — 1.6%
LVMH Moet Hennessy Louis Vuitton SE	38,672	6,198,243

Transport - Rail — 1.6%
Union Pacific Corp.	72,343	6,090,557

Vitamins & Nutrition Products — 2.0%
Mead Johnson Nutrition Co.	95,268	7,838,651

Web Portals/ISP — 5.7%
Alphabet, Inc., Class A†	30,050	22,502,942

Total Long-Term Investment Securities
(cost $335,351,794)		389,488,579

SHORT-TERM INVESTMENT SECURITIES — 1.2%
Registered Investment Companies — 0.7%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2)………………………….	2,935,545	2,935,545

U.S. Government Agencies — 0.5%
Federal Home Loan Bank 0.15% due 06/01/2016	$1,945,000	1,945,000

Total Short-Term Investment Securities
(cost $4,880,545)		4,880,545

TOTAL INVESTMENTS
(cost $340,232,339)(3)	100.3%	394,369,124
Liabilities in excess of other assets	(0.3)	(1,306,333)

NET ASSETS	100.0%	$393,062,791

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $14,800,311. This was secured by collateral of $2,935,545, which was received in cash and subsequently invested in short-term investments currently valued at $2,935,545 as reported in the Portfolio of Investments. Additional collateral of $12,218,963 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Notes/Bonds	0.00% to 4.75%	08/15/2016 to 11/15/2025	$12,218,963

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$389,488,579	$—	$—	$389,488,579
Short-Term Investment Securities:
Registered Investment Companies	2,935,545	—	—	2,935,545
U.S. Government Agencies	—	1,945,000	—	1,945,000

Total Investments at Value	$392,424,124	$1,945,000	$—	$394,369,124

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $ 27,880,498 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

See Notes to Financial Statements

160

VALIC Company I Mid Cap Index Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Real Estate Investment Trusts	10.1%
Banks — Commercial	5.4
U.S. Government Treasuries	4.4
Registered Investment Companies	4.2
Electric — Integrated	2.8
Gas — Distribution	2.4
Retail — Restaurants	2.2
Medical Products	1.8
Chemicals — Specialty	1.8
Computer Services	1.7
Insurance — Reinsurance	1.7
Insurance — Property/Casualty	1.5
Enterprise Software/Service	1.4
Diversified Manufacturing Operations	1.4
Data Processing/Management	1.4
Electronic Components — Semiconductors	1.3
Steel — Producers	1.2
Food — Misc./Diversified	1.2
Oil Companies — Exploration & Production	1.1
Electronic Design Automation	1.1
Building — Residential/Commercial	1.1
Aerospace/Defense — Equipment	1.1
Machinery — General Industrial	1.0
Containers — Paper/Plastic	1.0
Electronic Measurement Instruments	0.9
Coatings/Paint	0.9
Electronic Parts Distribution	0.9
Savings & Loans/Thrifts	0.9
Distribution/Wholesale	0.9
Instruments — Controls	0.9
Insurance — Multi-line	0.8
Investment Management/Advisor Services	0.8
Medical — Biomedical/Gene	0.8
Oil & Gas Drilling	0.8
Finance — Other Services	0.8
Consulting Services	0.8
Building & Construction Products — Misc.	0.8
Electronic Components — Misc.	0.7
Computers — Integrated Systems	0.7
Retail — Apparel/Shoe	0.7
Repurchase Agreements	0.7
Finance — Investment Banker/Broker	0.6
Food — Dairy Products	0.6
Recreational Vehicles	0.6
Oil — Field Services	0.6
Retail — Sporting Goods	0.6
Commercial Services — Finance	0.6
Oil Refining & Marketing	0.6
Multimedia	0.5
Transport — Truck	0.5
Industrial Automated/Robotic	0.5
Respiratory Products	0.5
Garden Products	0.5
Non — Hazardous Waste Disposal	0.5
Computer Aided Design	0.5
Diagnostic Kits	0.5
Machinery — Construction & Mining	0.5
Medical — Hospitals	0.5
Shipbuilding	0.5
Decision Support Software	0.5
Filtration/Separation Products	0.4
Engineering/R&D Services	0.4
Printing — Commercial	0.4
Semiconductor Components — Integrated Circuits	0.4
Medical — HMO	0.4
Physicians Practice Management	0.4
Cosmetics & Toiletries	0.4
Insurance — Life/Health	0.4
Medical Instruments	0.4

Disposable Medical Products	0.4
Computer Software	0.4
Telecommunication Equipment	0.4
Machine Tools & Related Products	0.4
Footwear & Related Apparel	0.4
Human Resources	0.4
Airlines	0.4
Water	0.4
Dental Supplies & Equipment	0.4
Power Converter/Supply Equipment	0.4
Building Products — Air & Heating	0.3
Aerospace/Defense	0.3
Food — Canned	0.3
Funeral Services & Related Items	0.3
Real Estate Management/Services	0.3
Medical — Drugs	0.3
Veterinary Diagnostics	0.3
Apparel Manufacturers	0.3
Wireless Equipment	0.3
Retail — Automobile	0.3
Computer Data Security	0.3
Food — Flour & Grain	0.3
Miscellaneous Manufacturing	0.3
Food — Retail	0.3
Retail — Convenience Store	0.3
Machinery — Pumps	0.3
Instruments — Scientific	0.3
Retail — Mail Order	0.3
Retail — Discount	0.3
Insurance Brokers	0.3
Applications Software	0.3
Semiconductor Equipment	0.3
Medical — Outpatient/Home Medical	0.3
Office Furnishings — Original	0.3
Television	0.2
Building Products — Cement	0.2
Theaters	0.2
Chemicals — Diversified	0.2
Transport — Marine	0.2
Machinery — Farming	0.2
Gold Mining	0.2
Home Furnishings	0.2
Retail — Catalog Shopping	0.2
Commercial Services	0.2
Coal	0.2
Food — Baking	0.2
Transport — Rail	0.2
Research & Development	0.2
Finance — Mortgage Loan/Banker	0.2
Retail — Petroleum Products	0.2
Chemicals — Plastics	0.2
Schools	0.2
Steel Pipe & Tube	0.2
Retail — Computer Equipment	0.2
Containers — Metal/Glass	0.2
Building — Mobile Home/Manufactured Housing	0.2
Finance — Consumer Loans	0.2
Batteries/Battery Systems	0.2
Motion Pictures & Services	0.2
Retail — Misc./Diversified	0.2
Housewares	0.2
Drug Delivery Systems	0.2
Telephone — Integrated	0.2
Wire & Cable Products	0.2
Hazardous Waste Disposal	0.2
Building — Maintenance & Services	0.2
Quarrying	0.2
Publishing — Books	0.2
Medical Information Systems	0.2

161

VALIC Company I Mid Cap Index Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited) — (continued)

Industry Allocation* (continued)

Machinery — Electrical	0.2%
Internet Content — Information/News	0.2
Transactional Software	0.2
Paper & Related Products	0.2
Retail — Major Department Stores	0.2
Computers — Periphery Equipment	0.2
Medical — Wholesale Drug Distribution	0.2
Oil Field Machinery & Equipment	0.1
Metal Processors & Fabrication	0.1
Telecom Equipment — Fiber Optics	0.1
Cable/Satellite TV	0.1
Transport — Equipment & Leasing	0.1
Food — Wholesale/Distribution	0.1
Auto/Truck Parts & Equipment — Original	0.1
Retail — Office Supplies	0.1
Real Estate Operations & Development	0.1
Building — Heavy Construction	0.1
Publishing — Periodicals	0.1
Rental Auto/Equipment	0.1
Networking Products	0.1
Environmental Monitoring & Detection	0.1
Auction Houses/Art Dealers	0.1
E-Marketing/Info	0.1
Publishing — Newspapers	0.1
Brewery	0.1
Computers — Other	0.1
Steel — Specialty	0.1
Telecom Services	0.1
Retail — Home Furnishings	0.1
Racetracks	0.1

103.8%

*	Calculated as a percentage of net assets

162

VALIC Company I Mid Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 94.5%
Aerospace/Defense — 0.3%
Esterline Technologies Corp.†	56,346	$3,798,284
Teledyne Technologies, Inc.†#	65,544	6,431,833

		10,230,117

Aerospace/Defense-Equipment — 1.1%
B/E Aerospace, Inc.	194,177	9,250,592
Curtiss - Wright Corp.	84,677	7,046,820
KLX, Inc.†	100,367	3,301,071
Orbital ATK, Inc.	111,872	9,736,220
Triumph Group, Inc.	93,806	3,539,300

		32,874,003

Airlines — 0.4%
JetBlue Airways Corp.†	610,579	10,947,681

Apparel Manufacturers — 0.3%
Carter’s, Inc.	98,405	9,893,639

Applications Software — 0.3%
PTC, Inc.†	217,799	7,784,136

Auction Houses/Art Dealers — 0.1%
Sotheby’s#	99,102	2,963,150

Auto/Truck Parts & Equipment - Original — 0.1%
Dana Holding Corp.	284,049	3,414,269

Banks - Commercial — 5.4%
Associated Banc-Corp.	284,688	5,320,819
BancorpSouth, Inc.	161,287	3,853,146
Bank of Hawaii Corp.	81,970	5,889,544
Bank of the Ozarks, Inc.#	155,225	6,039,805
Cathay General Bancorp, Class B#	140,768	4,338,470
Commerce Bancshares, Inc.	158,217	7,741,558
Cullen/Frost Bankers, Inc.#	103,724	6,939,136
East West Bancorp, Inc.	273,649	10,562,851
First Horizon National Corp.	452,115	6,582,794
FirstMerit Corp.	315,207	7,148,895
FNB Corp.	398,290	5,333,103
Fulton Financial Corp.#	330,170	4,704,922
Hancock Holding Co.#	147,372	4,051,256
International Bancshares Corp.	105,320	2,953,173
PacWest Bancorp	217,591	9,069,193
PrivateBancorp, Inc.	150,924	6,693,479
Prosperity Bancshares, Inc.	124,903	6,726,027
Signature Bank†	101,303	13,675,905
SVB Financial Group†	98,152	10,816,350
Synovus Financial Corp.	240,222	7,727,942
TCF Financial Corp.	324,457	4,662,447
Trustmark Corp.	128,570	3,185,965
Umpqua Holdings Corp.#	418,937	6,698,803
Valley National Bancorp	425,245	4,052,585
Webster Financial Corp.#	173,856	6,808,201

		161,576,369

Batteries/Battery Systems — 0.2%
Energizer Holdings, Inc.	117,579	5,565,014

Brewery — 0.1%
Boston Beer Co., Inc., Class A†	17,999	2,797,045

Building & Construction Products - Misc. — 0.8%
Fortune Brands Home & Security, Inc.	299,686	17,582,578
Louisiana-Pacific Corp.†	272,259	4,976,894

		22,559,472

Building Products - Air & Heating — 0.3%
Lennox International, Inc.	75,655	10,391,214

Security Description	Shares	Value (Note 2)

Building Products - Cement — 0.2%
Eagle Materials, Inc.	93,770	$7,344,066

Building - Heavy Construction — 0.1%
Granite Construction, Inc.	74,951	3,217,646

Building - Maintenance & Services — 0.2%
Rollins, Inc.	178,919	5,084,878

Building - Mobile Home/Manufactured Housing — 0.2%
Thor Industries, Inc.	86,830	5,643,950

Building - Residential/Commercial — 1.1%
CalAtlantic Group, Inc.#	145,314	5,375,165
KB Home#	160,882	2,242,695
MDC Holdings, Inc.	74,555	1,732,658
NVR, Inc.†	6,937	12,021,821
Toll Brothers, Inc.†	294,839	8,594,557
TRI Pointe Group, Inc.†#	277,106	3,231,056

		33,197,952

Cable/Satellite TV — 0.1%
Cable One, Inc.	8,351	4,091,906

Chemicals - Diversified — 0.2%
Olin Corp.#	313,988	7,224,864

Chemicals-Plastics — 0.2%
PolyOne Corp.	162,224	6,078,533

Chemicals - Specialty — 1.8%
Albemarle Corp.	213,462	16,756,767
Ashland, Inc.	120,232	13,629,499
Cabot Corp.	118,585	5,420,520
Minerals Technologies, Inc.	66,301	3,818,938
NewMarket Corp.	18,929	7,666,245
Sensient Technologies Corp.	85,508	5,833,356

		53,125,325

Coal — 0.2%
CONSOL Energy, Inc.#	435,580	6,690,509

Coatings/Paint — 0.9%
RPM International, Inc.#	252,600	12,677,994
Valspar Corp.	138,220	14,971,990

		27,649,984

Commercial Services — 0.2%
Live Nation Entertainment, Inc.†	277,205	6,694,501

Commercial Services - Finance — 0.6%
MarketAxess Holdings, Inc.#	71,355	9,985,419
WEX, Inc.†	73,487	6,779,910

		16,765,329

Computer Aided Design — 0.5%
ANSYS, Inc.†	167,735	14,945,189

Computer Data Security — 0.3%
Fortinet, Inc.†	277,381	9,489,204

Computer Services — 1.7%
Computer Sciences Corp.	262,555	12,917,706
Convergys Corp.	183,671	5,177,686
DST Systems, Inc.	60,222	7,282,044
Leidos Holdings, Inc.#	122,137	6,033,568
Manhattan Associates, Inc.†	138,816	9,152,139
MAXIMUS, Inc.	123,405	7,114,298
Science Applications International Corp.	78,679	4,293,513

		51,970,954

163

VALIC Company I Mid Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Computer Software — 0.4%
j2 Global, Inc.#	87,922	$5,888,136
Rackspace Hosting, Inc.†#	211,737	5,293,425

		11,181,561

Computers - Integrated Systems — 0.7%
Diebold, Inc.#	123,868	3,201,988
NCR Corp.†	237,516	7,334,494
NetScout Systems, Inc.†#	187,445	4,547,416
VeriFone Systems, Inc.†	209,489	5,530,509

		20,614,407

Computers - Other — 0.1%
3D Systems Corp.†#	202,476	2,711,154

Computers - Periphery Equipment — 0.2%
Lexmark International, Inc., Class A	117,799	4,459,870

Consulting Services — 0.8%
CEB, Inc.#	62,081	3,958,285
FTI Consulting, Inc.†	78,412	3,281,542
Gartner, Inc.†	156,582	15,911,863

		23,151,690

Containers - Metal/Glass — 0.2%
Greif, Inc., Class A	48,861	1,752,155
Silgan Holdings, Inc.	76,947	3,935,070

		5,687,225

Containers - Paper/Plastic — 1.0%
Bemis Co., Inc.	180,061	9,064,271
Packaging Corp. of America	179,234	12,229,136
Sonoco Products Co.#	191,992	9,152,258

		30,445,665

Cosmetics & Toiletries — 0.4%
Avon Products, Inc.	828,114	3,229,644
Edgewell Personal Care Co.	112,876	8,965,741

		12,195,385

Data Processing/Management — 1.4%
Acxiom Corp.†	147,804	3,130,489
Broadridge Financial Solutions, Inc.	225,980	14,505,656
CommVault Systems, Inc.†	79,879	3,616,921
Fair Isaac Corp.#	59,670	6,649,028
Jack Henry & Associates, Inc.	149,968	12,661,798

		40,563,892

Decision Support Software — 0.5%
MSCI, Inc.	169,070	13,490,095

Dental Supplies & Equipment — 0.4%
Align Technology, Inc.†#	137,793	10,862,222

Diagnostic Kits — 0.5%
IDEXX Laboratories, Inc.†	170,460	14,927,182

Disposable Medical Products — 0.4%
STERIS PLC#	163,312	11,338,752

Distribution/Wholesale — 0.9%
Fossil Group, Inc.†#	78,709	2,193,620
Ingram Micro, Inc., Class A	282,132	9,770,231
Pool Corp.#	79,947	7,320,747
Watsco, Inc.	48,974	6,573,780

		25,858,378

Diversified Manufacturing Operations — 1.4%
A.O. Smith Corp.	142,011	11,687,505
Carlisle Cos., Inc.	122,074	12,673,723
Crane Co.	94,128	5,402,947

Security Description	Shares	Value (Note 2)

Diversified Manufacturing Operations (continued)
ITT, Inc.	170,197	$6,043,696
Trinity Industries, Inc.#	290,682	5,249,717

		41,057,588

Drug Delivery Systems — 0.2%
Catalent, Inc.†	187,071	5,260,437

E-Marketing/Info — 0.1%
comScore, Inc.†	89,444	2,896,197

Electric - Generation — 0.0%
Talen Energy Corp.†	122,206	1,405,369

Electric - Integrated — 2.8%
Alliant Energy Corp.	431,544	15,988,705
Black Hills Corp.#	97,353	5,893,751
Great Plains Energy, Inc.	293,116	8,553,125
Hawaiian Electric Industries, Inc.	204,665	6,719,152
IDACORP, Inc.#	95,649	7,002,463
MDU Resources Group, Inc.	371,327	8,492,248
OGE Energy Corp.	379,763	11,465,045
PNM Resources, Inc.#	151,474	4,974,406
Westar Energy, Inc.	269,317	15,170,627

		84,259,522

Electronic Components - Misc. — 0.7%
Gentex Corp.	549,363	9,108,438
Jabil Circuit, Inc.	362,359	6,913,810
Knowles Corp.†	168,180	2,458,792
Vishay Intertechnology, Inc.#	257,797	3,341,049

		21,822,089

Electronic Components - Semiconductors — 1.3%
Advanced Micro Devices, Inc.†#	1,221,867	5,583,932
Cree, Inc.†#	191,935	4,621,795
Fairchild Semiconductor International, Inc.†	215,983	4,291,582
Intersil Corp., Class A	252,476	3,413,476
IPG Photonics Corp.†#	69,396	5,994,426
Microsemi Corp.†#	213,726	7,230,351
Silicon Laboratories, Inc.†	73,490	3,656,128
Synaptics, Inc.†#	69,728	4,729,650

		39,521,340

Electronic Design Automation — 1.1%
Cadence Design Systems, Inc.†	580,683	14,354,484
Mentor Graphics Corp.	191,144	4,098,127
Synopsys, Inc.†	288,153	14,888,866

		33,341,477

Electronic Measurement Instruments — 0.9%
Keysight Technologies, Inc.†	325,773	9,978,427
National Instruments Corp.	191,961	5,484,326
Trimble Navigation, Ltd.†	477,123	12,204,806

		27,667,559

Electronic Parts Distribution — 0.9%
Arrow Electronics, Inc.†	172,941	11,175,447
Avnet, Inc.	249,622	10,241,991
Tech Data Corp.†#	66,695	5,040,141

		26,457,579

Engineering/R&D Services — 0.4%
AECOM†	290,210	9,318,643
KBR, Inc.	270,372	3,933,913

		13,252,556

Enterprise Software/Service — 1.4%
CDK Global, Inc.	295,280	16,328,984
SYNNEX Corp.#	55,089	5,018,608

164

VALIC Company I Mid Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Enterprise Software/Service (continued)
Tyler Technologies, Inc.†#	62,592	$9,594,728
Ultimate Software Group, Inc.†#	54,857	11,217,159

		42,159,479

Environmental Monitoring & Detection — 0.1%
MSA Safety, Inc.	60,408	3,042,751

Filtration/Separation Products — 0.4%
CLARCOR, Inc.#	92,701	5,497,169
Donaldson Co., Inc.#	234,596	7,861,312

		13,358,481

Finance - Consumer Loans — 0.2%
SLM Corp.†	810,702	5,569,523

Finance - Investment Banker/Broker — 0.6%
Raymond James Financial, Inc.	243,476	13,651,699
Stifel Financial Corp.†#	132,180	4,993,761

		18,645,460

Finance - Mortgage Loan/Banker — 0.2%
CoreLogic, Inc.†	167,818	6,254,577

Finance - Other Services — 0.8%
CBOE Holdings, Inc.	155,545	9,900,439
SEI Investments Co.#	261,412	13,447,034

		23,347,473

Food - Baking — 0.2%
Flowers Foods, Inc.#	355,268	6,661,275

Food - Canned — 0.3%
TreeHouse Foods, Inc.†#	107,243	10,155,912

Food - Confectionery — 0.0%
Tootsie Roll Industries, Inc.#	34,217	1,224,626

Food - Dairy Products — 0.6%
Dean Foods Co.#	174,354	3,187,191
WhiteWave Foods Co.†	335,344	14,973,110

		18,160,301

Food - Flour & Grain — 0.3%
Post Holdings, Inc.†	121,886	9,264,555

Food - Misc./Diversified — 1.2%
Hain Celestial Group, Inc.†	196,062	9,693,305
Ingredion, Inc.	136,704	16,050,417
Lancaster Colony Corp.	36,961	4,480,782
Snyder’s-Lance, Inc.	150,333	4,646,793

		34,871,297

Food - Retail — 0.3%
Sprouts Farmers Market, Inc.†#	268,774	6,654,844
SUPERVALU, Inc.†	505,667	2,341,238

		8,996,082

Food - Wholesale/Distribution — 0.1%
United Natural Foods, Inc.†	95,693	3,565,521

Footwear & Related Apparel — 0.4%
Deckers Outdoor Corp.†#	61,668	3,243,120
Skechers U.S.A., Inc., Class A†	248,498	7,745,683

		10,988,803

Funeral Services & Related Items — 0.3%
Service Corp. International	370,595	10,154,303

Garden Products — 0.5%
Scotts Miracle-Gro Co., Class A	86,420	6,006,190
Toro Co.	103,548	9,247,872

		15,254,062

Security Description	Shares	Value (Note 2)

Gas - Distribution — 2.4%
Atmos Energy Corp.	194,065	$14,147,338
National Fuel Gas Co.	161,241	8,868,255
New Jersey Resources Corp.#	163,397	5,743,405
ONE Gas, Inc.#	99,441	5,832,215
Questar Corp.	332,803	8,389,964
UGI Corp.	326,922	14,031,492
Vectren Corp.	157,403	7,819,781
WGL Holdings, Inc.#	94,793	6,183,347

		71,015,797

Gold Mining — 0.2%
Royal Gold, Inc.	124,103	6,965,901

Hazardous Waste Disposal — 0.2%
Clean Harbors, Inc.†	99,684	5,132,729

Home Furnishings — 0.2%
Tempur Sealy International, Inc.†#	118,710	6,911,296

Housewares — 0.2%
Tupperware Brands Corp.	96,033	5,433,547

Human Resources — 0.4%
ManpowerGroup, Inc.	137,480	10,964,030

Industrial Automated/Robotic — 0.5%
Cognex Corp.	161,421	6,952,402
Nordson Corp.	101,872	8,860,827

		15,813,229

Instruments - Controls — 0.9%
Mettler - Toledo International, Inc.†	51,308	19,256,918
Woodward, Inc.#	105,968	6,033,818

		25,290,736

Instruments - Scientific — 0.3%
FEI Co.#	77,707	8,349,617

Insurance Brokers — 0.3%
Brown & Brown, Inc.	218,788	7,889,495

Insurance - Life/Health — 0.4%
CNO Financial Group, Inc.	341,524	6,929,522
Primerica, Inc.#	91,406	5,128,791

		12,058,313

Insurance - Multi-line — 0.8%
American Financial Group, Inc.	135,027	9,894,779
Genworth Financial, Inc., Class A†	946,695	3,502,771
Kemper Corp.#	91,746	2,964,313
Old Republic International Corp.	463,447	8,879,645

		25,241,508

Insurance - Property/Casualty — 1.5%
Alleghany Corp.†	29,371	16,002,202
First American Financial Corp.	207,445	7,932,697
Hanover Insurance Group, Inc.	81,429	7,058,266
Mercury General Corp.	69,236	3,639,736
WR Berkley Corp.	186,494	10,635,753

		45,268,654

Insurance - Reinsurance — 1.7%
Aspen Insurance Holdings, Ltd.	115,962	5,548,782
Endurance Specialty Holdings, Ltd.	117,081	7,952,141
Everest Re Group, Ltd.	81,189	14,541,762
Reinsurance Group of America, Inc.	124,010	12,294,351
RenaissanceRe Holdings, Ltd.	82,047	9,477,249

		49,814,285

165

VALIC Company I Mid Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Internet Content - Information/News — 0.2%
WebMD Health Corp.†#	71,274	$4,686,266

Investment Management/Advisor Services — 0.8%
Eaton Vance Corp.	218,163	7,932,406
Federated Investors, Inc., Class B	179,712	5,808,292
Janus Capital Group, Inc.#	279,273	4,239,364
Waddell & Reed Financial, Inc., Class A	155,475	3,322,501
WisdomTree Investments, Inc.#	215,300	2,669,720

		23,972,283

Machine Tools & Related Products — 0.4%
Kennametal, Inc.	151,508	3,708,916
Lincoln Electric Holdings, Inc.#	122,334	7,362,060

		11,070,976

Machinery - Construction & Mining — 0.5%
Joy Global, Inc.#	186,232	3,171,531
Oshkosh Corp.	139,031	6,382,913
Terex Corp.	206,519	4,374,073

		13,928,517

Machinery - Electrical — 0.2%
Regal Beloit Corp.	84,945	4,852,908

Machinery - Farming — 0.2%
AGCO Corp.#	134,840	7,002,241

Machinery - General Industrial — 1.0%
IDEX Corp.	144,390	12,033,463
Wabtec Corp.	174,820	13,527,572
Zebra Technologies Corp., Class A†	99,169	5,266,865

		30,827,900

Machinery - Pumps — 0.3%
Graco, Inc.#	104,811	8,413,179

Medical Information Systems — 0.2%
Allscripts Healthcare Solutions, Inc.†#	360,065	4,857,277

Medical Instruments — 0.4%
Bio-Techne Corp.	70,724	7,771,153
LivaNova PLC†#	80,862	3,946,874

		11,718,027

Medical Products — 1.8%
ABIOMED, Inc.†	74,210	7,369,795
Cooper Cos., Inc.	92,023	14,982,265
Halyard Health, Inc.†#	88,645	2,755,973
Hill-Rom Holdings, Inc.	108,061	5,309,037
Teleflex, Inc.#	79,150	12,751,065
West Pharmaceutical Services, Inc.	137,554	10,327,554

		53,495,689

Medical - Biomedical/Gene — 0.8%
Bio-Rad Laboratories, Inc., Class A†	39,638	5,900,117
Charles River Laboratories International, Inc.†	88,841	7,634,107
United Therapeutics Corp.†	86,245	10,269,192

		23,803,416

Medical - Drugs — 0.3%
Akorn, Inc.†#	152,328	4,553,084
Prestige Brands Holdings, Inc.†	100,319	5,421,239

		9,974,323

Medical - HMO — 0.4%
Molina Healthcare, Inc.†#	78,016	3,778,315
WellCare Health Plans, Inc.†	83,906	8,509,746

		12,288,061

Security Description	Shares	Value (Note 2)

Medical - Hospitals — 0.5%
Community Health Systems, Inc.†	214,433	$2,881,979
LifePoint Health, Inc.†	82,024	5,437,371
Tenet Healthcare Corp.†#	187,367	5,422,401

		13,741,751

Medical - Outpatient/Home Medical — 0.3%
Amsurg Corp.†#	101,852	7,617,511

Medical - Wholesale Drug Distribution — 0.2%
Owens & Minor, Inc.#	119,209	4,445,304

Metal Processors & Fabrication — 0.1%
Timken Co.	132,404	4,402,433

Miscellaneous Manufacturing — 0.3%
AptarGroup, Inc.	119,505	9,232,956

Motion Pictures & Services — 0.2%
DreamWorks Animation SKG, Inc., Class A†	135,880	5,467,811

Multimedia — 0.5%
FactSet Research Systems, Inc.#	78,331	12,460,112
Meredith Corp.	71,736	3,550,932

		16,011,044

Networking Products — 0.1%
Polycom, Inc.†	254,657	3,055,884

Non-Hazardous Waste Disposal — 0.5%
Waste Connections, Inc.	232,754	15,238,404

Office Furnishings - Original — 0.3%
Herman Miller, Inc.	113,789	3,602,560
HNI Corp.	83,975	3,868,728

		7,471,288

Oil & Gas Drilling — 0.8%
Ensco PLC, Class A	555,851	5,497,366
Nabors Industries, Ltd.	535,517	5,033,860
Noble Corp. PLC#	462,486	3,857,133
Patterson-UTI Energy, Inc.#	279,862	5,208,232
Rowan Cos. PLC, Class A	237,371	4,018,691

		23,615,282

Oil Companies - Exploration & Production — 1.1%
Denbury Resources, Inc.#	667,122	2,675,159
Energen Corp.	184,562	8,788,843
Gulfport Energy Corp.†	233,950	7,191,623
QEP Resources, Inc.	362,984	6,762,392
SM Energy Co.#	129,460	4,080,579
WPX Energy, Inc.†#	445,294	4,582,075

		34,080,671

Oil Field Machinery & Equipment — 0.1%
Dril-Quip, Inc.†	72,173	4,404,718

Oil Refining & Marketing — 0.6%
HollyFrontier Corp.	335,677	8,982,716
Murphy USA, Inc.†	70,424	4,788,128
Western Refining, Inc.	128,374	2,726,664

		16,497,508

Oil - Field Services — 0.6%
NOW, Inc.†	204,037	3,538,002
Oceaneering International, Inc.	186,078	6,151,739
Oil States International, Inc.†	97,840	3,215,022
Superior Energy Services, Inc.	287,905	4,963,482

		17,868,245

Paper & Related Products — 0.2%
Domtar Corp.	119,151	4,603,995

166

VALIC Company I Mid Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Physicians Practice Management — 0.4%
MEDNAX, Inc.†	178,376	$12,209,837

Power Converter/Supply Equipment — 0.4%
Hubbell, Inc.	101,418	10,777,691

Printing - Commercial — 0.4%
Deluxe Corp.#	93,112	6,064,385
RR Donnelley & Sons Co.#	397,001	6,467,146

		12,531,531

Publishing - Books — 0.2%
John Wiley & Sons, Inc., Class A	92,395	4,978,243

Publishing - Newspapers — 0.1%
New York Times Co., Class A	233,390	2,821,685

Publishing - Periodicals — 0.1%
Time, Inc.	199,393	3,164,367

Quarrying — 0.2%
Compass Minerals International, Inc.#	64,162	5,001,428

Racetracks — 0.1%
International Speedway Corp., Class A	50,797	1,680,365

Real Estate Investment Trusts — 10.1%
Alexandria Real Estate Equities, Inc.	139,539	13,521,329
American Campus Communities, Inc.	247,786	11,650,898
Camden Property Trust	165,310	14,086,065
Care Capital Properties, Inc.	159,362	4,141,818
Communications Sales & Leasing, Inc.	228,976	5,719,820
Corporate Office Properties Trust	179,759	4,858,886
Corrections Corp. of America	222,955	7,491,288
DCT Industrial Trust, Inc.	167,965	7,244,330
Douglas Emmett, Inc.	266,177	9,020,739
Duke Realty Corp.	657,781	15,569,676
Education Realty Trust, Inc.	120,222	5,144,299
EPR Properties	120,388	8,581,257
Equity One, Inc.	172,480	5,081,261
First Industrial Realty Trust, Inc.	221,245	5,478,026
Healthcare Realty Trust, Inc.	194,367	6,178,927
Highwoods Properties, Inc.	182,756	8,892,907
Hospitality Properties Trust	288,189	7,377,638
Kilroy Realty Corp.#	175,328	11,071,963
Lamar Advertising Co. Class A	156,099	10,154,240
LaSalle Hotel Properties#	214,762	4,963,150
Liberty Property Trust	278,044	10,376,602
Mack-Cali Realty Corp.	170,376	4,470,666
Medical Properties Trust, Inc.	452,301	6,648,825
Mid-America Apartment Communities, Inc.#	143,445	14,773,401
National Retail Properties, Inc.	268,220	12,158,413
Omega Healthcare Investors, Inc.#	314,829	10,049,342
Post Properties, Inc.	102,016	6,179,109
Potlatch Corp.	77,361	2,644,199
Rayonier, Inc.	233,399	6,052,036
Regency Centers Corp.	185,614	14,218,032
Senior Housing Properties Trust	451,588	8,435,664
Sovran Self Storage, Inc.	86,335	9,347,490
Tanger Factory Outlet Centers, Inc.	180,267	6,349,004
Taubman Centers, Inc.	114,549	7,854,625
Urban Edge Properties#	175,599	4,714,833
Weingarten Realty Investors	216,854	8,160,216
WP GLIMCHER, Inc.	352,394	3,601,467

		302,262,441

Real Estate Management/Services — 0.3%
Jones Lang LaSalle, Inc.	85,736	10,104,845

Real Estate Operations & Development — 0.1%
Alexander & Baldwin, Inc.#	87,502	3,295,325

Security Description	Shares	Value (Note 2)

Recreational Vehicles — 0.6%
Brunswick Corp.	173,107	$8,286,632
Polaris Industries, Inc.#	114,877	9,766,843

		18,053,475

Rental Auto/Equipment — 0.1%
Aaron’s, Inc.	122,887	3,084,464

Research & Development — 0.2%
PAREXEL International Corp.†#	102,099	6,421,006

Respiratory Products — 0.5%
ResMed, Inc.	266,308	15,728,150

Retail - Apparel/Shoe — 0.7%
Abercrombie & Fitch Co., Class A	127,800	2,541,942
American Eagle Outfitters, Inc.#	316,067	4,943,288
Ascena Retail Group, Inc.†#	324,647	2,343,951
Chico’s FAS, Inc.	254,237	2,758,472
Guess?, Inc.#	121,070	1,909,274
Kate Spade & Co.†#	243,614	5,325,402

		19,822,329

Retail - Automobile — 0.3%
Copart, Inc.†	193,818	9,595,929

Retail - Catalog Shopping — 0.2%
MSC Industrial Direct Co., Inc., Class A	91,697	6,872,690

Retail - Computer Equipment — 0.2%
GameStop Corp., Class A#	199,045	5,792,210

Retail - Convenience Store — 0.3%
Casey’s General Stores, Inc.	74,261	8,926,915

Retail - Discount — 0.3%
Big Lots, Inc.#	94,232	4,928,334
HSN, Inc.#	60,642	3,175,821

		8,104,155

Retail - Home Furnishings — 0.1%
Restoration Hardware Holdings, Inc.†#	71,097	2,364,686

Retail - Mail Order — 0.3%
Williams-Sonoma, Inc.	157,183	8,336,986

Retail - Major Department Stores — 0.2%
J.C. Penney Co., Inc.†#	582,094	4,534,512

Retail - Misc./Diversified — 0.2%
CST Brands, Inc.	143,795	5,454,144

Retail - Office Supplies — 0.1%
Office Depot, Inc.†	939,581	3,363,700

Retail - Petroleum Products — 0.2%
World Fuel Services Corp.	134,637	6,189,263

Retail - Restaurants — 2.2%
Brinker International, Inc.#	108,597	4,883,607
Buffalo Wild Wings, Inc.†	35,806	5,205,834
Cheesecake Factory, Inc.#	85,835	4,280,592
Cracker Barrel Old Country Store, Inc.#	45,525	6,896,127
Domino’s Pizza, Inc.	94,740	11,452,171
Dunkin’ Brands Group, Inc.#	174,318	7,546,226
Jack in the Box, Inc.	61,881	5,272,261
Panera Bread Co., Class A†#	43,728	9,582,991
Texas Roadhouse, Inc.	119,956	5,375,229
Wendy’s Co.	416,048	4,276,974

		64,772,012

Retail - Sporting Goods — 0.6%
Cabela’s, Inc.†#	91,567	4,446,494
Dick’s Sporting Goods, Inc.	171,302	7,348,856
Vista Outdoor, Inc.†	116,219	5,831,869

		17,627,219

167

VALIC Company I Mid Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Savings & Loans/Thrifts — 0.9%
First Niagara Financial Group, Inc.	674,678	$7,367,484
New York Community Bancorp, Inc.	924,881	14,557,627
Washington Federal, Inc.#	174,120	4,351,259

		26,276,370

Schools — 0.2%
DeVry Education Group, Inc.#	108,126	1,957,081
Graham Holdings Co., Class B	8,174	4,070,243

		6,027,324

Semiconductor Components - Integrated Circuits — 0.4%
Cypress Semiconductor Corp.#	598,180	6,358,654
Integrated Device Technology, Inc.†	257,432	6,011,037

		12,369,691

Semiconductor Equipment — 0.3%
Teradyne, Inc.	388,575	7,697,671

Shipbuilding — 0.5%
Huntington Ingalls Industries, Inc.	89,026	13,657,479

Steel Pipe & Tube — 0.2%
Valmont Industries, Inc.	43,333	5,993,821

Steel - Producers — 1.2%
Carpenter Technology Corp.#	89,062	2,853,546
Commercial Metals Co.	221,049	3,795,411
Reliance Steel & Aluminum Co.	136,662	10,160,820
Steel Dynamics, Inc.	462,456	11,418,039
United States Steel Corp.#	278,182	4,025,293
Worthington Industries, Inc.	86,571	3,234,293

		35,487,402

Steel - Specialty — 0.1%
Allegheny Technologies, Inc.#	207,114	2,564,071

Telecom Equipment - Fiber Optics — 0.1%
Ciena Corp.†	245,673	4,289,451

Telecom Services — 0.1%
NeuStar, Inc., Class A†#	102,248	2,407,940

Telecommunication Equipment — 0.4%
ARRIS International PLC†	341,491	8,229,933
Plantronics, Inc.	63,836	2,841,979

		11,071,912

Telephone - Integrated — 0.2%
Telephone & Data Systems, Inc.	179,775	5,175,722

Television — 0.2%
AMC Networks, Inc., Class A†	115,829	7,406,106

Theaters — 0.2%
Cinemark Holdings, Inc.	200,606	7,257,925

Transactional Software — 0.2%
ACI Worldwide, Inc.†	226,437	4,678,188

Transport - Equipment & Leasing — 0.1%
GATX Corp.#	80,059	3,672,306

Transport - Marine — 0.2%
Kirby Corp.†#	102,320	7,170,586

Transport - Rail — 0.2%
Genesee & Wyoming, Inc., Class A†#	108,297	6,505,401

Transport - Truck — 0.5%
Landstar System, Inc.	80,668	5,473,324
Old Dominion Freight Line, Inc.†	130,703	8,410,738
Werner Enterprises, Inc.#	84,939	2,114,132

		15,998,194

Veterinary Diagnostics — 0.3%
VCA, Inc.†	153,588	9,972,469

Security Description	Shares/ Principal Amount	Value (Note 2)

Water — 0.4%
Aqua America, Inc.	336,671	$10,877,840

Wire & Cable Products — 0.2%
Belden, Inc.#	79,846	5,163,642

Wireless Equipment — 0.3%
InterDigital, Inc.	66,550	3,879,865
ViaSat, Inc.†#	85,500	5,902,065

		9,781,930

Total Long-Term Investment Securities
(cost $2,168,442,312)		2,816,484,620

SHORT-TERM INVESTMENT SECURITIES — 8.6%
Registered Investment Companies — 4.2%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2)	125,519,258	125,519,258

U.S. Government Treasuries — 4.4%
United States Treasury Bills
0.17% due 06/02/2016	$10,000,000	9,999,960
0.17% due 06/16/2016(3)	250,000	249,984
0.17% due 06/23/2016	10,000,000	9,998,830
0.19% due 06/23/2016	11,000,000	10,998,713
0.23% due 06/02/2016	15,000,000	14,999,940
0.24% due 06/02/2016	60,000,000	59,999,760
0.25% due 06/02/2016	5,000,000	4,999,980
0.25% due 06/09/2016	14,000,000	13,999,524
0.29% due 06/16/2016(3)	6,450,000	6,449,600

		131,696,291

Total Short-Term Investment Securities
(cost $257,214,806)		257,215,549

REPURCHASE AGREEMENTS — 0.7%
State Street Bank and Trust Co. Joint Repurchase Agreement(4) (cost $19,557,000)	19,557,000	19,557,000

TOTAL INVESTMENTS
(cost $2,445,214,118)(5)	103.8%	3,093,257,169
Liabilities in excess of other assets	(3.8)	(113,779,899)

NET ASSETS	100.0%	$2,979,477,270

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $274,268,391. This was secured by collateral of $125,519,258, which was received in cash and subsequently invested in short-term investments currently valued at $125,519,258 as reported in the Portfolio of Investments. Additional collateral of $155,094,528 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	06/23/2016 to 02/02/2017	$14,272,507
United States Treasury Notes/Bonds	zero coupon to 8.88%	06/15/2016 to 02/15/2046	140,822,021

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(4)	See Note 2 for details of Joint Repurchase Agreements.
(5)	See Note 5 for cost of investments on a tax basis.

168

VALIC Company I Mid Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of May 31, 2016	Unrealized Appreciation (Depreciation)
1,099	Long	S&P Mid Cap 400 E-Mini Index	June 2016	$155,889,017	$163,948,820	$8,059,803

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$2,816,484,620	$—	$—	$2,816,484,620
Short-Term Investment Securities:
Registered Investment Companies	125,519,258	—	—	125,519,258
U.S. Government Treasuries	—	131,696,291	—	131,696,291
Repurchase Agreements	—	19,557,000	—	19,557,000

Total Investments at Value	$2,942,003,878	$151,253,291	$—	$3,093,257,169

Other Financial Instruments:+
Futures Contracts	$8,059,803	$—	$—	$8,059,803

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
+	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

169

VALIC Company I Mid Cap Strategic Growth Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Real Estate Investment Trusts	4.8%
Commercial Services — Finance	4.1
Registered Investment Companies	3.7
Data Processing/Management	3.6
Electronic Components — Semiconductors	3.6
Medical Products	3.2
Medical Instruments	3.2
Medical — Biomedical/Gene	2.7
Commercial Services	2.5
Applications Software	2.4
Instruments — Scientific	2.2
Consulting Services	2.1
Retail — Discount	1.9
Semiconductor Equipment	1.8
Computer Software	1.7
Insurance Brokers	1.7
Finance — Investment Banker/Broker	1.7
Instruments — Controls	1.7
Apparel Manufacturers	1.5
E-Commerce/Services	1.5
Medical — Drugs	1.5
Electronic Connectors	1.4
Airlines	1.4
Advertising Agencies	1.4
Computer Services	1.3
Medical Information Systems	1.3
Machinery — General Industrial	1.3
Telecommunication Equipment	1.2
Auction Houses/Art Dealers	1.2
Home Decoration Products	1.2
Retail — Apparel/Shoe	1.1
Multimedia	1.1
Electronic Design Automation	1.1
Entertainment Software	1.1
Diversified Manufacturing Operations	1.1
Beverages — Wine/Spirits	1.1
Disposable Medical Products	1.1
Drug Delivery Systems	1.0
Electric Products — Misc.	1.0
Aerospace/Defense	1.0
Decision Support Software	1.0
Retail — Restaurants	1.0
Retail — Auto Parts	0.9
Containers — Paper/Plastic	0.9
Auto/Truck Parts & Equipment — Original	0.9
Food — Dairy Products	0.8
Printing — Commercial	0.8
Retail — Arts & Crafts	0.8
Real Estate Management/Services	0.8
Transport — Services	0.8
Building Products — Cement	0.7
Lighting Products & Systems	0.7
Finance — Other Services	0.7
Retail — Gardening Products	0.7
Banks — Commercial	0.7
Television	0.7
Electronic Measurement Instruments	0.7
Medical — Hospitals	0.7
Cruise Lines	0.7
Food — Meat Products	0.7
Aerospace/Defense — Equipment	0.6
Wire & Cable Products	0.6
Coatings/Paint	0.6
Audio/Video Products	0.6
Computers — Memory Devices	0.6
Electronic Components — Misc.	0.6
E-Commerce/Products	0.6
Textile — Home Furnishings	0.6
Financial Guarantee Insurance	0.6

Commercial Paper	0.6
Retail — Petroleum Products	0.6
Home Furnishings	0.5
Vitamins & Nutrition Products	0.5
Computers — Integrated Systems	0.5
Footwear & Related Apparel	0.5
Food — Misc./Diversified	0.5
Transport — Rail	0.4
Patient Monitoring Equipment	0.4
Retail — Mail Order	0.3
Recreational Vehicles	0.3
Toys	0.3
Lasers — System/Components	0.3
Electronic Security Devices	0.3
Distribution/Wholesale	0.3
Agricultural Chemicals	0.2
Enterprise Software/Service	0.2
Auto Repair Centers	0.2

103.5%

*	Calculated as a percentage of net assets

170

VALIC Company I Mid Cap Strategic Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 97.3%
Advertising Agencies — 1.4%
Interpublic Group of Cos., Inc.	61,125	$1,460,887
Omnicom Group, Inc.	24,554	2,046,085

		3,506,972

Aerospace/Defense — 1.0%
Teledyne Technologies, Inc.†	16,042	1,574,201
TransDigm Group, Inc.†	3,600	948,744

		2,522,945

Aerospace/Defense - Equipment — 0.6%
Orbital ATK, Inc.	18,150	1,579,594

Agricultural Chemicals — 0.2%
Potash Corp. of Saskatchewan, Inc.	35,969	587,374

Airlines — 1.4%
Ryanair Holdings PLC ADR	16,842	1,471,991
United Continental Holdings, Inc.†	45,655	2,058,584

		3,530,575

Apparel Manufacturers — 1.5%
Carter’s, Inc.	10,134	1,018,872
Gildan Activewear, Inc.	90,995	2,714,381

		3,733,253

Applications Software — 2.4%
Dropbox, Inc.†(1)(2)(3)	89,561	703,651
Intuit, Inc.	17,191	1,833,592
Red Hat, Inc.†	26,303	2,037,430
Tableau Software, Inc., Class A†	26,432	1,359,662

		5,934,335

Auction Houses/Art Dealers — 1.2%
Ritchie Bros. Auctioneers, Inc.#	93,137	3,047,443

Audio/Video Products — 0.6%
Harman International Industries, Inc.	19,475	1,523,724

Auto Repair Centers — 0.2%
Monro Muffler Brake, Inc.	6,426	404,517

Auto/Truck Parts & Equipment - Original — 0.9%
Delphi Automotive PLC	32,143	2,184,438

Banks - Commercial — 0.7%
First Republic Bank	23,350	1,690,773

Beverages - Wine/Spirits — 1.1%
Constellation Brands, Inc., Class A	17,545	2,687,017

Building Products - Cement — 0.7%
Vulcan Materials Co.	15,840	1,849,320

Coatings/Paint — 0.6%
Axalta Coating Systems, Ltd.†	55,530	1,563,169

Commercial Services — 2.5%
Aramark	52,981	1,763,738
CoStar Group, Inc.†	9,346	1,930,790
Edenred	48,046	890,082
ServiceMaster Global Holdings, Inc.†	44,729	1,710,437

		6,295,047

Commercial Services - Finance — 4.1%
Equifax, Inc.	18,848	2,369,759
Global Payments, Inc.	19,421	1,508,818
S&P Global, Inc.	14,715	1,645,284
Vantiv, Inc., Class A†	39,088	2,101,762
WEX, Inc.†	27,643	2,550,343

		10,175,966

Security Description	Shares	Value (Note 2)

Computer Services — 1.3%
Amdocs, Ltd.	57,318	$3,323,871

Computer Software — 1.7%
Constellation Software, Inc.	5,359	2,178,173
SS&C Technologies Holdings, Inc.	34,708	2,137,666

		4,315,839

Computers - Integrated Systems — 0.5%
NetScout Systems, Inc.†	50,215	1,218,216

Computers - Memory Devices — 0.6%
Western Digital Corp.	32,144	1,495,982

Consulting Services — 2.1%
Gartner, Inc.†	11,913	1,210,599
Verisk Analytics, Inc.†	49,436	3,924,724

		5,135,323

Containers - Paper/Plastic — 0.9%
Berry Plastics Group, Inc.†	35,735	1,399,740
Sealed Air Corp.	19,277	895,224

		2,294,964

Cruise Lines — 0.7%
Royal Caribbean Cruises, Ltd.	20,840	1,612,808

Data Processing/Management — 3.6%
Broadridge Financial Solutions, Inc.	33,081	2,123,469
Fidelity National Information Services, Inc.	58,729	4,361,803
Jack Henry & Associates, Inc.	28,758	2,428,038

		8,913,310

Decision Support Software — 1.0%
MSCI, Inc.	31,602	2,521,524

Disposable Medical Products — 1.1%
STERIS PLC	37,448	2,600,015

Distribution/Wholesale — 0.3%
Fastenal Co.#	15,134	696,618

Diversified Manufacturing Operations — 1.1%
A.O. Smith Corp.	33,529	2,759,437

Drug Delivery Systems — 1.0%
Catalent, Inc.†	48,302	1,358,252
DexCom, Inc.†	19,014	1,226,213

		2,584,465

E-Commerce/Services — 0.2%
SurveyMonkey.com LLC†(1)(2)(3)	44,965	497,538

Electric Products - Misc. — 1.0%
AMETEK, Inc.	53,613	2,563,774

Electronic Components - Misc. — 0.6%
Flextronics International, Ltd.†	119,018	1,481,774

Electronic Components - Semiconductors — 3.6%
MACOM Technology Solutions Holdings, Inc.†#	27,595	993,420
Microchip Technology, Inc.	31,336	1,619,444
Monolithic Power Systems, Inc.	17,330	1,184,159
NVIDIA Corp.	23,280	1,087,642
ON Semiconductor Corp.†	141,553	1,382,973
Xilinx, Inc.	54,942	2,603,701

		8,871,339

Electronic Connectors — 1.4%
Amphenol Corp., Class A	23,837	1,399,709
TE Connectivity, Ltd.	36,088	2,165,280

		3,564,989

171

VALIC Company I Mid Cap Strategic Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electronic Design Automation — 1.1%
Cadence Design Systems, Inc.†	113,591	$2,807,969

Electronic Measurement Instruments — 0.7%
National Instruments Corp.	58,041	1,658,231

Electronic Security Devices — 0.3%
Allegion PLC	11,042	746,881

Enterprise Software/Service — 0.2%
Atlassian Corp PLC, Class A†#	23,533	531,140

Entertainment Software — 1.1%
Activision Blizzard, Inc.	70,978	2,786,596

Finance - Investment Banker/Broker — 1.7%
LPL Financial Holdings, Inc.#	52,581	1,466,484
TD Ameritrade Holding Corp.	83,127	2,715,759

		4,182,243

Finance - Other Services — 0.7%
SEI Investments Co.	35,291	1,815,369

Financial Guarantee Insurance — 0.6%
MGIC Investment Corp.†	199,098	1,403,641

Food - Dairy Products — 0.8%
WhiteWave Foods Co.†	46,613	2,081,270

Food - Meat Products — 0.7%
Tyson Foods, Inc., Class A	25,129	1,602,728

Food - Misc./Diversified — 0.5%
Blue Buffalo Pet Products, Inc.†#	42,770	1,105,177

Footwear & Related Apparel — 0.5%
Wolverine World Wide, Inc.	63,890	1,163,437

Home Decoration Products — 1.2%
Newell Brands, Inc.	60,020	2,862,354

Home Furnishings — 0.5%
Tempur Sealy International, Inc.†	22,355	1,301,508

Instruments - Controls — 1.7%
Mettler-Toledo International, Inc.†	1,538	577,242
Sensata Technologies Holding NV†	97,051	3,588,946

		4,166,188

Instruments - Scientific — 2.2%
PerkinElmer, Inc.	68,216	3,734,826
Waters Corp.†	11,603	1,595,993

		5,330,819

Insurance Brokers — 1.7%
Aon PLC	24,155	2,639,417
Willis Towers Watson PLC	13,044	1,669,893

		4,309,310

Lasers - System/Components — 0.3%
Coherent, Inc.†	7,995	756,487

Lighting Products & Systems — 0.7%
Acuity Brands, Inc.	7,056	1,827,786

Machinery - General Industrial — 1.3%
Middleby Corp.†	10,947	1,359,617
Roper Technologies, Inc.	6,409	1,096,452
Wabtec Corp.	10,139	784,556

		3,240,625

Medical Information Systems — 1.3%
athenahealth, Inc.†	18,613	2,361,431
IMS Health Holdings, Inc.†	35,006	914,007

		3,275,438

Security Description	Shares	Value (Note 2)

Medical Instruments — 3.2%
Boston Scientific Corp.†	243,695	$5,534,313
Edwards Lifesciences Corp.†	23,437	2,308,545

		7,842,858

Medical Products — 3.2%
Henry Schein, Inc.†	14,149	2,458,106
Teleflex, Inc.	14,872	2,395,879
Varian Medical Systems, Inc.†	38,660	3,200,661

		8,054,646

Medical - Biomedical/Gene — 2.7%
BioMarin Pharmaceutical, Inc.†	15,990	1,433,503
Celgene Corp.†	19,648	2,073,257
Incyte Corp.†	15,225	1,285,142
Medivation, Inc.†	31,595	1,910,234

		6,702,136

Medical - Drugs — 1.5%
AbbVie, Inc.	14,363	903,864
DBV Technologies SA ADR†	12,648	424,087
Quintiles Transnational Holdings, Inc.†	33,379	2,266,100

		3,594,051

Medical - Hospitals — 0.7%
Universal Health Services, Inc., Class B	12,251	1,652,170

Multimedia — 1.1%
FactSet Research Systems, Inc.	5,934	943,921
Markit Ltd†#	54,862	1,885,607

		2,829,528

Patient Monitoring Equipment — 0.4%
Masimo Corp.†	18,056	898,105

Printing - Commercial — 0.8%
Cimpress NV†	20,766	2,080,130

Real Estate Investment Trusts — 4.8%
Crown Castle International Corp.	53,448	4,853,613
Equinix, Inc.	8,648	3,130,576
Lamar Advertising Co. Class A	58,674	3,816,743

		11,800,932

Real Estate Management/Services — 0.8%
CBRE Group, Inc., Class A†	63,225	1,887,266

Recreational Vehicles — 0.3%
Polaris Industries, Inc.#	9,087	772,577

Retail - Apparel/Shoe — 1.1%
Burlington Stores, Inc.†	29,417	1,775,610
Kate Spade & Co.†	48,288	1,055,576

		2,831,186

Retail - Arts & Crafts — 0.8%
Michaels Cos., Inc.†	66,625	1,952,779

Retail - Auto Parts — 0.9%
Advance Auto Parts, Inc.	15,095	2,322,215

Retail - Discount — 1.9%
Dollar General Corp.	10,511	944,939
Dollar Tree, Inc.†	41,430	3,751,072

		4,696,011

Retail - Gardening Products — 0.7%
Tractor Supply Co.	18,650	1,792,265

Retail - Mail Order — 0.3%
Williams-Sonoma, Inc.	15,994	848,322

172

VALIC Company I Mid Cap Strategic Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)
Retail - Petroleum Products — 0.6%
World Fuel Services Corp.	30,230	$1,389,673

Retail - Restaurants — 1.0%
Dunkin’ Brands Group, Inc.#	54,344	2,352,552

Semiconductor Equipment — 1.8%
KLA-Tencor Corp.	30,046	2,191,255
Lam Research Corp.	28,352	2,347,829

		4,539,084

Telecommunication Equipment — 1.2%
Nice-Systems, Ltd. ADR	48,315	3,091,677

Television — 0.7%
AMC Networks, Inc., Class A†	26,025	1,664,038

Textile - Home Furnishings — 0.6%
Mohawk Industries, Inc.†	7,345	1,444,688

Toys — 0.3%
Hasbro, Inc.	8,840	771,644

Transport - Rail — 0.4%
Canadian Pacific Railway, Ltd.	8,088	1,048,124

Transport - Services — 0.8%
Expeditors International of Washington, Inc.	38,860	1,886,653

Vitamins & Nutrition Products — 0.5%
Mead Johnson Nutrition Co.	15,810	1,300,847

Wire & Cable Products — 0.6%
Belden, Inc.	24,334	1,573,680

Total Common Stocks
(cost $220,704,755)		241,843,282

CONVERTIBLE PREFERRED SECURITIES — 1.9%
Applications Software — 0.0%
Dropbox, Inc. Series A†(1)(2)(3)	8,758	68,809

E-Commerce/Products — 0.6%
Flipkart Online Services Pvt., Ltd. Series D†(1)(2)(3)	13,407	1,448,559
Peixe Urbano, Inc. Series C†(1)(2)(3)	14,214	6,112

		1,454,671

E-Commerce/Services — 1.3%
Airbnb, Inc. Series D†(1)(2)(3)	29,418	3,129,180

Total Convertible Preferred Securities
(cost $2,028,690)		4,652,660

Total Long-Term Investment Securities
(cost $222,733,445)		246,495,942

SHORT-TERM INVESTMENT SECURITIES — 4.3%
Commercial Paper — 0.6%
BNP Paribas SA NY 0.27% due 06/01/16	$1,400,000	1,400,000

Registered Investment Companies — 3.7%
State Street Navigator Securities Lending Prime Portfolio 0.53%(4)(5)	9,302,599	9,302,599

Time Deposits — 0.0%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/16	104,000	104,000

Total Short-Term Investment Securities
(cost $10,806,599)		10,806,599

TOTAL INVESTMENTS
(cost $233,540,044)(6)	103.5%	257,302,541
Liabilities in excess of other assets	(3.5)	(8,684,004)

NET ASSETS	100.0%	$248,618,537

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs (see Note 2).
(2)	Illiquid security. At May 31, 2016, the aggregate value of these securities was $5,853,849 representing 2.4% of net assets.
(3)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of May 31, 2016, the Fund held the following restricted securities:

Description	Acquisition Date	Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Common Stocks
Dropbox, Inc.	05/01/2012	89,561	$810,680	$703,651	$7.86	0.28%
SurveyMonkey.com LLC	11/25/2014	44,965	739,674	497,538	11.07	0.20
Convertible Preferred Securities
Airbnb, Inc. Series D	04/16/2014	29,418	1,197,696	3,129,180	106.37	1.26
Dropbox, Inc. Series A	05/25/2012	8,758	79,351	68,809	7.86	0.03
Flipkart Online Services Pvt., Ltd. Series D	10/04/2013	13,407	307,650	1,448,559	108.04	0.58
Peixe Urbano, Inc. Series C	12/02/2011	14,214	443,993	6,112	0.43	0.00

				$5,853,849		2.35%

(4)	At May 31, 2016, the Fund had loaned securities with a total value of $9,683,130. This was secured by collateral of $9,302,599, which was received in cash and subsequently invested in short-term investments currently valued at $9,302,599 as reported in the Portfolio of Investments. Additional collateral of $635,459 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.

The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Notes/Bonds	zero coupon to 3.63%	06/15/2016 to 05/15/2045	$635,459

(5)	The rate shown is the 7-day yield as of May 31, 2016.
(6)	See Note 5 for cost of investments on a tax basis.

ADR— American Depository Receipt

173

VALIC Company I Mid Cap Strategic Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Investments at Value:*
Common Stocks:
Applications Software	$5,230,684	$—	$703,651	$5,934,335
E-Commerce/Services	—	—	497,538	497,538
Other Industries	235,411,409	—	—	235,411,409
Convertible Preferred Securities	—	—	4,652,660	4,652,660
Short-Term Investment Securities:
Registered Investment Companies	9,302,599	—	—	9,302,599
Other Short-Term Securities	—	1,504,000	—	1,504,000

Total Investment at Value	$249,944,692	$1,504,000	$5,853,849	$257,302,541

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Convertible Preferred Securities
Balance as of 5/31/2015	$2,431,325	$5,169,281
Accrued Discounts	—	—
Accrued Premiums	—	—
Realized Gain	—	177,041
Realized Loss	—	(787,431)
Change in unrealized appreciation(1)	—	2,052,682
Change in unrealized depreciation(1)	(1,230,136)	(1,337,976)
Net purchases	—	—
Net sales	—	(620,937)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of May 31, 2016	$1,201,189	$4,652,660

(1)	The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at May 31, 2016 includes:

Common Stocks	Convertible Preferred Securities
$(1,230,136)	$710,075

Any differences between the change in unrealized appreciation (depreciation) in the Level 3 reconciliation and the total change in unrealized appreciation (depreciation) is attributable to securities sold/no longer held at May 31, 2016.

The following is quantitative information about Level 3 fair value measurements:

Description	Fair Value at 5/31/16	Valuation Technique(s)	Unobservable Input (1)	Range (weighted average)
Common Stocks	$703,651	Market Approach with Option Pricing Method ("OPM")	Estimated 2017 Revenue Multiple* Discount for Lack of Marketability OPM assumptions: Volatility* Term to liquidity event in years Risk-free rate	4.5x - 5.36x (5.037x) 10.0% 35.0% 3.1 1.07%

	$497,538	Market Approach	Transaction Price* EBITIDA Multiple* Estimated Revenue Multiple* Discount for Lack of Marketability	$16.4500 25.425x 5.6x 10.0%

174

VALIC Company I Mid Cap Strategic Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Description	Fair Value at 5/31/16	Valuation Technique(s)	Unobservable Input (1)	Range (weighted average)
Convertible Preferred Securities	$6,112	Income Approach	Future Cash Flows* Discount for Potential Claims	$0.86 50.0%

	$1,448,559	Market Approach and Income Approach	Enterprise Value/Revenue Multiple* Discount for Lack of Marketability Weighted Average Cost of Capital Perpetual Growth Rate*	3.1x - 2.4x (2.75x) 8.25% - 10% (9.125%) 18% 4.0%

	$3,129,180	Market Approach	Transaction Price* Estimated EBITIDA Multiple* Estimated Revenue Multiple* Discount for Lack of Marketability	$93.0944 25.6x 10.0x 6.0 - 10.0% (8.0%)

	$68,809	Market Approach with Option Pricing Method ("OPM")	Estimated 2017 Revenue Multiple* Discount for Lack of Marketability OPM assumptions: Volatility* Term to liquidity event in years Risk-free rate	4.5x - 5.36x (5.037x) 10.0% 35.0% 3.1 1.07%

(1)	The significant unobservable inputs regarding the Level 3 securities in the table above are attributable to private securities and include assumptions made from non-public financial statements, private transactions, and/or market comparables. For those unobservable inputs indicated with *, a significant increase (decrease) in any of those inputs in isolation may result in a significantly higher (lower) fair value measurement, while the remaining unobservable inputs have a inverse relationship.

See Notes to Financial Statements

175

VALIC Company I Money Market I Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

U.S. Government Agencies	72.6%
U.S. Government Treasuries	18.8
Foreign Bank	4.9
Commercial Banks-Canadian	2.3
Repurchase Agreement	1.5

100.1%

Credit Quality@#

A-1	100.0%

*	Calculated as a percentage of net assets.
@	Source: Standard & Poor’s
#	Calculated as a percentage of total debt issues.

Weighted Average days to Maturity — 23.2 days

176

VALIC Company I Money Market I Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES — 98.6%
Certificates of Deposit — 2.3%
Royal Bank of Canada NY FRS 0.68% due 06/03/2016 (amortized cost $7,700,000)	$7,700,000	$7,700,000

Commercial Paper — 4.9%
Credit Agricole Corporate and Investment Bank NY 0.38% due 06/01/2016 (amortized cost $16,770,000)	16,770,000	16,770,000

U.S. Government Agencies — 72.6%
Federal Farm Credit Bank
0.32% due 08/03/2016	4,000,000	3,997,760
0.42% due 11/09/2016 FRS	6,700,000	6,699,705
0.42% due 12/19/2016 FRS	750,000	749,984
0.44% due 09/19/2016 FRS	6,000,000	5,998,543
0.45% due 10/19/2016 FRS	6,650,000	6,649,889
0.47% due 01/03/2017 FRS	1,300,000	1,299,696
0.47% due 02/13/2017 FRS	3,100,000	3,099,035
0.47% due 03/29/2017 FRS	10,700,000	10,695,484
0.49% due 05/24/2017 FRS	9,500,000	9,500,000
0.51% due 02/16/2017 FRS	5,850,000	5,850,424
0.52% due 03/27/2017 FRS	2,500,000	2,499,312
0.53% due 07/27/2016 FRS	8,550,000	8,550,133
0.53% due 09/19/2016 FRS	5,550,000	5,550,175
0.53% due 10/20/2016 FRS	11,150,000	11,150,541
Federal Home Loan Bank
0.24% due 06/01/2016	22,000,000	22,000,000
0.30% due 06/29/2016	2,000,000	1,999,533
0.30% due 07/19/2016	7,500,000	7,497,000
0.31% due 06/21/2016	7,000,000	6,998,814
0.32% due 06/02/2016	3,000,000	2,999,973
0.32% due 08/01/2016	4,000,000	3,997,831
0.33% due 08/03/2016	7,000,000	6,995,982
0.34% due 07/06/2016	4,000,000	3,998,678
0.35% due 06/09/2016	2,900,000	2,899,775
0.36% due 07/22/2016	5,500,000	5,497,195
0.42% due 06/22/2016 FRS	7,000,000	7,000,000
0.43% due 11/25/2016 FRS	7,550,000	7,550,000
0.44% due 06/02/2016 FRS	5,100,000	5,099,997
0.44% due 01/27/2017 FRS	7,000,000	7,000,057
0.45% due 04/25/2017 FRS	6,800,000	6,800,679
0.46% due 02/27/2017 FRS	6,000,000	5,999,764
0.47% due 08/26/2016 FRS	6,000,000	6,000,000
0.49% due 10/26/2016 FRS	5,750,000	5,749,902
0.50% due 06/30/2016	6,000,000	6,000,000
0.51% due 09/07/2016	6,400,000	6,391,115
0.55% due 08/30/2016	3,000,000	2,995,875
0.59% due 09/16/2016 FRS	2,500,000	2,499,958

Security Description	Principal Amount	Value (Note 2)

U.S. Government Agencies (continued)
Federal Home Loan Mtg. Corp.
0.44% due 01/13/2017 FRS	$3,800,000	$3,798,788
0.46% due 08/04/2016	4,650,000	4,646,197
0.49% due 09/20/2016	6,450,000	6,440,255
Federal National Mtg. Assoc.
0.40% due 07/19/2016	6,250,000	6,246,667
0.45% due 08/12/2016 FRS	4,500,000	4,500,081
0.45% due 08/15/2016 FRS	3,000,000	3,000,000
0.45% due 08/16/2016 FRS	2,650,000	2,650,000
0.46% due 07/25/2016 FRS	1,200,000	1,200,001
0.63% due 08/26/2016	700,000	700,477

Total U.S. Government Agencies
(amortized cost $249,445,275)		249,445,275

U.S. Government Treasuries — 18.8%
United States Treasury Bills
0.16% due 06/02/2016	13,000,000	12,999,919
0.18% due 06/02/2016	6,000,000	5,999,963
0.19% due 06/23/2016	7,500,000	7,499,152
0.22% due 06/02/2016	4,000,000	3,999,975
0.24% due 06/09/2016	5,000,000	4,999,693
0.25% due 06/16/2016	4,000,000	3,999,583
0.31% due 06/09/2016	6,450,000	6,449,603
0.32% due 06/02/2016	12,600,000	12,599,921
United States Treasury Notes 3.00% due 09/30/2016	5,950,000	5,998,284

Total U.S. Government Treasuries
(amortized cost $64,546,093)		64,546,093

Total Short-Term Investment Securities
(amortized cost $338,461,368)		338,461,368

REPURCHASE AGREEMENTS — 1.5%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $5,271,000)	5,271,000	5,271,000

TOTAL INVESTMENTS —
(amortized cost $343,732,368)(2)	100.1%	343,732,368
Liabilities in excess of other assets	(0.1)	(242,093)

NET ASSETS	100.0%	$343,490,275

(1)	See Note 2 for details of Joint Repurchase Agreements.
(2)	See Note 5 for cost of investments on a tax basis.

FRS—Floating Rate Security

The rates shown on FRS are the current interest rates at May 31, 2016 and unless noted otherwise, the dates shown are the original maturity dates.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Short-Term Investment Securities	$—	$338,461,368	$—	$338,461,368
Repurchase Agreements	—	5,271,000	—	5,271,000

Total Investments at Value	$—	$343,732,368	$—	$343,732,368

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

177

VALIC Company I Nasdaq-100 Index Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Web Portals/ISP	10.5%
Computers	10.4
Medical — Biomedical/Gene	10.0
Applications Software	8.9
E-Commerce/Products	7.3
Electronic Components — Semiconductors	6.3
Internet Content — Entertainment	5.9
Cable/Satellite TV	4.1
Food — Misc./Diversified	3.2
Semiconductor Components — Integrated Circuits	2.9
Networking Products	2.7
Registered Investment Companies	2.3
Repurchase Agreements	2.1
E-Commerce/Services	2.0
Retail — Discount	1.6
Commercial Services — Finance	1.6
Retail — Drug Store	1.6
Retail — Restaurants	1.5
Multimedia	1.4
Entertainment Software	1.2
Pharmacy Services	0.9
Electronic Forms	0.9
Cellular Telecom	0.9
Data Processing/Management	0.8
Semiconductor Equipment	0.8
Computer Services	0.7
Beverages — Non-alcoholic	0.6
Auto — Cars/Light Trucks	0.6
Retail — Auto Parts	0.5
Transport — Rail	0.5
Computers — Memory Devices	0.5
Medical Instruments	0.4
Retail — Apparel/Shoe	0.4
Medical — Generic Drugs	0.4
Radio	0.4
Auto — Heavy Duty Trucks	0.4
Airlines	0.4
Medical Information Systems	0.4
Hotels/Motels	0.3
U.S. Government Treasuries	0.3
Retail — Perfume & Cosmetics	0.3
Medical Products	0.3
Enterprise Software/Service	0.3
Consulting Services	0.3
Distribution/Wholesale	0.2
Computer Aided Design	0.2
Retail — Gardening Products	0.2
Building — Heavy Construction	0.2
Retail — Catalog Shopping	0.2
Internet Security	0.2
Broadcast Services/Program	0.2
Toys	0.2
Cruise Lines	0.2
Food — Retail	0.2
Computer Software	0.2
Hazardous Waste Disposal	0.2
Retail — Bedding	0.1
Medical — Drugs	0.1

102.4%

*	Calculated as a percentage of net assets

178

VALIC Company I Nasdaq-100 Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 97.7%
Airlines — 0.4%
American Airlines Group, Inc.	36,116	$1,152,462

Applications Software — 8.9%
Check Point Software Technologies, Ltd.†	10,832	920,395
Citrix Systems, Inc.†	9,222	783,132
Intuit, Inc.	15,381	1,640,538
Microsoft Corp.	473,703	25,106,259

		28,450,324

Auto - Cars/Light Trucks — 0.6%
Tesla Motors, Inc.†#	7,909	1,765,526

Auto - Heavy Duty Trucks — 0.4%
PACCAR, Inc.	21,044	1,173,203

Beverages - Non-alcoholic — 0.6%
Monster Beverage Corp.†	12,153	1,822,950

Broadcast Services/Program — 0.2%
Discovery Communications, Inc., Class A†	8,989	250,344
Discovery Communications, Inc., Class C†	15,163	405,913

		656,257

Building - Heavy Construction — 0.2%
SBA Communications Corp., Class A†	7,502	745,699

Cable/Satellite TV — 4.1%
Charter Communications, Inc.†	6,089	1,333,100
Comcast Corp., Class A	145,714	9,223,696
DISH Network Corp., Class A†	13,521	674,698
Liberty Global PLC, Class A†	15,141	565,517
Liberty Global PLC, Class C†	34,799	1,257,288

		13,054,299

Cellular Telecom — 0.9%
T-Mobile US, Inc.†	49,017	2,095,967
Vodafone Group PLC ADR#	23,243	790,029

		2,885,996

Commercial Services - Finance — 1.6%
Automatic Data Processing, Inc.	27,398	2,406,640
PayPal Holdings, Inc.†	73,228	2,767,286

		5,173,926

Computer Aided Design — 0.2%
Autodesk, Inc.†	13,495	786,354

Computer Services — 0.7%
Cognizant Technology Solutions Corp., Class A†	36,481	2,241,393

Computer Software — 0.2%
Akamai Technologies, Inc.†	10,586	577,784

Computers — 10.4%
Apple, Inc.	332,075	33,161,009

Computers - Memory Devices — 0.5%
NetApp, Inc.	17,509	447,005
Seagate Technology PLC#	17,753	400,508
Western Digital Corp.	13,941	648,814

		1,496,327

Consulting Services — 0.3%
Verisk Analytics, Inc.†	10,064	798,981

Cruise Lines — 0.2%
Norwegian Cruise Line Holdings, Ltd.†	13,614	631,826

Data Processing/Management — 0.8%
Fiserv, Inc.†	13,352	1,406,366
Paychex, Inc.	21,618	1,172,128

		2,578,494

Security Description	Shares	Value (Note 2)

Distribution/Wholesale — 0.2%
Fastenal Co.#	17,280	$795,398

E-Commerce/Products — 7.3%
Amazon.com, Inc.†	28,200	20,382,678
eBay, Inc.†	70,595	1,726,754
JD.com, Inc. ADR†#	52,244	1,285,725

		23,395,157

E-Commerce/Services — 2.0%
Ctrip.com International, Ltd. ADR†	20,609	943,068
Expedia, Inc.	8,252	917,952
Liberty Ventures, Series A†	8,087	301,726
Priceline Group, Inc.†	2,972	3,757,589
TripAdvisor, Inc.†	7,934	537,449

		6,457,784

Electronic Components - Semiconductors — 6.3%
Broadcom, Ltd.	23,384	3,609,555
Intel Corp.	282,929	8,937,727
Micron Technology, Inc.†	62,135	790,357
NVIDIA Corp.#	32,222	1,505,412
Skyworks Solutions, Inc.#	11,479	766,338
Texas Instruments, Inc.#	60,207	3,648,544
Xilinx, Inc.	15,305	725,304

		19,983,237

Electronic Forms — 0.9%
Adobe Systems, Inc.†	29,846	2,968,782

Enterprise Software/Service — 0.3%
CA, Inc.	24,961	806,740

Entertainment Software — 1.2%
Activision Blizzard, Inc.	44,020	1,728,225
Electronic Arts, Inc.†	18,525	1,421,794
NetEase, Inc. ADR	4,518	803,481

		3,953,500

Food - Misc./Diversified — 3.2%
Kraft Heinz Co.	72,676	6,045,917
Mondelez International, Inc., Class A	93,962	4,180,369

		10,226,286

Food - Retail — 0.2%
Whole Foods Market, Inc.	19,442	628,949

Hazardous Waste Disposal — 0.2%
Stericycle, Inc.†	5,090	498,769

Hotels/Motels — 0.3%
Marriott International, Inc., Class A#	15,181	1,002,553

Internet Content - Entertainment — 5.9%
Facebook, Inc., Class A†	137,448	16,330,197
Netflix, Inc.†	25,639	2,629,792

		18,959,989

Internet Security — 0.2%
Symantec Corp.	39,063	678,134

Medical Information Systems — 0.4%
Cerner Corp.†	20,364	1,132,442

Medical Instruments — 0.4%
Intuitive Surgical, Inc.†	2,239	1,421,116

Medical Products — 0.3%
Henry Schein, Inc.†	4,908	852,667

Medical - Biomedical/Gene — 10.0%
Alexion Pharmaceuticals, Inc.†	13,493	2,036,093
Amgen, Inc.	45,044	7,114,700

179

VALIC Company I Nasdaq-100 Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Medical - Biomedical/Gene (continued)
Biogen, Inc.†	13,097	$3,794,594
BioMarin Pharmaceutical, Inc.†	9,678	867,633
Celgene Corp.†	46,815	4,939,919
Gilead Sciences, Inc.	81,863	7,126,993
Illumina, Inc.†	8,768	1,269,869
Incyte Corp.†	11,212	946,405
Regeneron Pharmaceuticals, Inc.†	6,161	2,457,808
Vertex Pharmaceuticals, Inc.†	14,757	1,374,614

		31,928,628

Medical - Drugs — 0.1%
Endo International PLC†	13,308	210,399

Medical - Generic Drugs — 0.4%
Mylan NV†	29,388	1,273,676

Multimedia — 1.4%
Liberty Braves Group, Series A†#	612	9,523
Liberty Braves Group, Series C†#	1,333	19,995
Liberty Media Group, Series A†	1,530	29,804
Liberty Media Group, Series C†	3,332	63,141
Twenty-First Century Fox, Inc., Class A	67,046	1,936,288
Twenty-First Century Fox, Inc., Class B	47,825	1,398,403
Viacom, Inc., Class B	20,750	920,678

		4,377,832

Networking Products — 2.7%
Cisco Systems, Inc.	301,383	8,755,176

Pharmacy Services — 0.9%
Express Scripts Holding Co.†	40,010	3,022,755

Radio — 0.4%
Sirius XM Holdings, Inc.†#	305,208	1,226,936

Retail - Apparel/Shoe — 0.4%
Ross Stores, Inc.	24,256	1,295,270

Retail - Auto Parts — 0.5%
O’Reilly Automotive, Inc.†	5,821	1,539,247

Retail - Bedding — 0.1%
Bed Bath & Beyond, Inc.†	9,798	438,460

Retail - Catalog Shopping — 0.2%
Liberty Interactive Corp. QVC Group, Class A†	27,444	740,439

Retail - Discount — 1.6%
Costco Wholesale Corp.	26,339	3,918,453
Dollar Tree, Inc.†	14,062	1,273,174

		5,191,627

Retail - Drug Store — 1.6%
Walgreens Boots Alliance, Inc.	64,608	5,000,659

Retail - Gardening Products — 0.2%
Tractor Supply Co.	8,010	769,761

Retail - Perfume & Cosmetics — 0.3%
Ulta Salon Cosmetics & Fragrance, Inc.†	3,815	888,933

Retail - Restaurants — 1.5%
Starbucks Corp.	88,526	4,859,192

Semiconductor Components-Integrated Circuits — 2.9%
Analog Devices, Inc.	18,568	1,086,228
Linear Technology Corp.	14,335	678,332
Maxim Integrated Products, Inc.	17,153	651,128
NXP Semiconductors NV†	20,723	1,958,116
QUALCOMM, Inc.	89,532	4,917,098

		9,290,902

Security Description	Shares/ Principal Amount	Value (Note 2)

Semiconductor Equipment — 0.8%
Applied Materials, Inc.	67,721	$1,653,747
Lam Research Corp.	9,516	788,020

		2,441,767

Toys — 0.2%
Mattel, Inc.	20,364	649,204

Transport - Rail — 0.5%
CSX Corp.	57,685	1,524,615

Web Portals/ISP — 10.5%
Alphabet, Inc., Class A†	17,523	13,122,099
Alphabet, Inc., Class C†	20,695	15,225,725
Baidu, Inc. ADR†	16,232	2,898,061
Yahoo!, Inc.†	56,706	2,151,425

		33,397,310

Total Common Stocks
(cost $173,287,303)		311,737,101

RIGHTS† — 0.0%
Multimedia — 0.0%
Liberty Braves Group# Expires 06/16/2016 (cost $0)	914	2,002

Total Long-Term Investment Securities
(cost $173,287,303)		311,739,103

SHORT-TERM INVESTMENT SECURITIES — 2.6%
Registered Investment Companies — 2.3%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2)	7,482,861	7,482,861

U.S. Government Treasuries — 0.3%
United States Treasury Bills 0.29% due 06/16/2016(3)	$900,000	899,944

Total Short-Term Investment Securities
(cost $8,382,752)		8,382,805

REPURCHASE AGREEMENTS — 2.1%
State Street Bank and Trust Co. Joint Repurchase Agreement(4) (cost $6,690,000)	6,690,000	6,690,000

TOTAL INVESTMENTS
(cost $188,360,055)(5)	102.4%	326,811,908
Liabilities in excess of other assets	(2.4)	(7,590,013)

NET ASSETS —	100.0%	$319,221,895

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $13,217,116. This was secured by collateral of $7,482,861, which was received in cash and subsequently invested in short-term investments currently valued at $7,482,861 as reported in the Portfolio of Investments. Additional collateral of $6,034,284 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	06/23/2016 to 02/02/2017	$126,473
United States Treasury Notes/Bonds	0.13% to 4.75%	10/31/2016 to 08/15/2045	5,907,811

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(4)	See Note 2 for details of Joint Repurchase Agreements.
(5)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

180

VALIC Company I Nasdaq-100 Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of May 31, 2016	Unrealized Appreciation (Depreciation)
85	Long	NASDAQ 100 E-Mini Index	June 2016	$7,444,060	$7,691,225	$247,165

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$311,737,101	$—	$—	$311,737,101
Rights	2,002	—	—	2,002
Short-Term Investment Securities:
Registered Investment Companies	7,482,861	—	—	7,482,861
U.S. Government Treasuries	—	899,944	—	899,944
Repurchase Agreements	—	6,690,000	—	6,690,000

Total Investments at Value	$319,221,964	$7,589,944	$—	$326,811,908

Other Financial Instruments:†
Futures Contracts	$247,165	$—	$—	$247,165

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

181

VALIC Company I Science & Technology Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Applications Software	10.2%
E-Commerce/Products	10.1
Web Portals/ISP	8.4
Registered Investment Companies	8.2
Electronic Components — Semiconductors	6.9
Commercial Services — Finance	6.0
E-Commerce/Services	6.0
Finance — Credit Card	4.3
Internet Content — Entertainment	3.7
Computer Services	3.6
Semiconductor Equipment	2.9
Networking Products	2.9
Enterprise Software/Service	2.7
Semiconductor Components — Integrated Circuits	2.5
Internet Application Software	2.2
Cable/Satellite TV	1.9
Internet Content — Information/News	1.7
Computers	1.6
Entertainment Software	1.6
Computers — Memory Devices	1.6
Electronic Components — Misc.	1.4
Telephone — Integrated	1.3
Data Processing/Management	1.1
Photo Equipment & Supplies	0.7
Electronic Forms	0.7
E-Marketing/Info	0.6
Computers-Other	0.6
Auto/Truck Parts & Equipment — Original	0.6
Electronic Measurement Instruments	0.6
Computer Software	0.6
Auto — Cars/Light Trucks	0.5
Publishing — Newspapers	0.5
Electronic Connectors	0.5
Audio/Video Products	0.4
Multimedia	0.4
Real Estate Investment Trusts	0.4
Computers — Integrated Systems	0.4
Metal Processors & Fabrication	0.3
Electric Products — Misc.	0.3
Optical Recognition Equipment	0.3
Consulting Services	0.3
Finance — Other Services	0.3
Medical — Drugs	0.3
Medical Instruments	0.3
Repurchase Agreements	0.3
Aerospace/Defense	0.2
Telecom Equipment — Fiber Optics	0.2
Decision Support Software	0.2
Time Deposits	0.2
Motion Pictures & Services	0.2
Medical Products	0.2
Industrial Automated/Robotic	0.1
Appliances	0.1
Auto/Truck Parts & Equipment — Replacement	0.1
Distribution/Wholesale	0.1
Circuit Boards	0.1
Power Converter/Supply Equipment	0.1
Lasers — System/Components	0.1
E-Services/Consulting	0.1

104.7%

*	Calculated as a percentage of net assets

182

VALIC Company I Science & Technology Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 94.5%
Advanced Materials — 0.0%
STR Holdings, Inc.†#	91,532	$18,306

Aerospace/Defense — 0.2%
Boeing Co.	17,100	2,157,165

Appliances — 0.1%
iRobot Corp.†#	34,100	1,312,850

Applications Software — 9.9%
Dropbox, Inc. Class B†(2)(3)(4)	135,924	1,067,910
Imperva, Inc.†	91,179	3,481,214
Intuit, Inc.	66,806	7,125,528
Microsoft Corp.	676,440	35,851,320
Paycom Software, Inc.†#	38,850	1,571,094
Red Hat, Inc.†	170,642	13,217,929
Sage Group PLC	195,920	1,739,453
Salesforce.com, Inc.†	246,803	20,659,879
ServiceNow, Inc.†	80,498	5,766,072
Tableau Software, Inc., Class A†	41,575	2,138,618

		92,619,017

Audio/Video Products — 0.4%
Pioneer Corp.†#	1,128,800	2,466,877
Sony Corp.#	54,200	1,517,316

		3,984,193

Auto - Cars/Light Trucks — 0.5%
Tesla Motors, Inc.†#	22,300	4,978,029

Auto/Truck Parts & Equipment-Original — 0.6%
Hota Industrial Manufacturing Co., Ltd.	340,000	1,605,519
Mobileye NV†#	103,335	3,923,630

		5,529,149

Auto/Truck Parts & Equipment - Replacement — 0.1%
Tung Thih Electronic Co., Ltd.	91,000	1,272,396

Cable/Satellite TV — 1.9%
Comcast Corp., Class A	128,764	8,150,761
Liberty Global PLC, Class C†	254,700	9,202,311

		17,353,072

Circuit Boards — 0.1%
Silergy Corp.	105,000	1,242,775

Commercial Services - Finance — 6.0%
Automatic Data Processing, Inc.	107,162	9,413,110
Cardtronics, Inc.†	36,517	1,434,753
Equifax, Inc.	28,173	3,542,191
Global Payments, Inc.	177,668	13,803,027
PayPal Holdings, Inc.†	131,523	4,970,254
Sabre Corp.	213,965	6,027,394
Total System Services, Inc.	76,427	4,104,130
TransUnion†	120,331	3,982,956
Vantiv, Inc., Class A†	104,698	5,629,611
WEX, Inc.†	33,748	3,113,591

		56,021,017

Computer Data Security — 0.0%
Fortinet, Inc.†	7,860	268,891

Computer Services — 3.6%
Accenture PLC, Class A	86,232	10,259,021
Cognizant Technology Solutions Corp., Class A†	130,925	8,044,032
Computer Sciences Corp.	43,475	2,138,970
Fleetmatics Group PLC†	17,800	728,020
Genpact, Ltd.†	188,669	5,318,579
Hewlett Packard Enterprise Co.	382,880	7,071,794

		33,560,416

Security Description	Shares	Value (Note 2)

Computer Software — 0.6%
Akamai Technologies, Inc.†	94,164	$5,139,471

Computers — 1.6%
Apple, Inc.	138,101	13,790,766
Quanta Computer, Inc.	827,000	1,470,786

		15,261,552

Computers - Integrated Systems — 0.4%
VeriFone Systems, Inc.†	128,648	3,396,307

Computers - Memory Devices — 1.6%
EMC Corp.	105,380	2,945,371
NetApp, Inc.	29,335	748,922
Pure Storage, Inc., Class A†#	282,846	3,331,926
Western Digital Corp.	161,576	7,519,747

		14,545,966

Computers - Other — 0.5%
Stratasys, Ltd.†#	194,000	4,427,080

Consulting Services — 0.3%
Huron Consulting Group, Inc.†	46,135	2,700,743

Data Processing/Management — 1.0%
Fidelity National Information Services, Inc.	65,505	4,865,056
Fiserv, Inc.†	36,085	3,800,833
Paychex, Inc.	16,461	892,516

		9,558,405

Decision Support Software — 0.2%
Interactive Intelligence Group, Inc.†#	47,600	1,962,548

Distribution/Wholesale — 0.1%
Ingram Micro, Inc., Class A	36,271	1,256,065

E-Commerce/Products — 10.0%
Alibaba Group Holding, Ltd. ADR†	98,502	8,077,164
Amazon.com, Inc.†	95,954	69,354,592
Etsy, Inc.†#	27,700	256,225
Flipkart Online Services Pvt., Ltd.†(2)(3)(4)	626	67,636
JD.com, Inc. ADR†#	435,800	10,725,038
Vipshop Holdings, Ltd. ADR†#	379,100	4,424,097

		92,904,752

E-Commerce/Services — 5.2%
58.com, Inc. ADR†#	158,009	8,540,387
Angie’s List, Inc.†#	111,101	977,689
Ctrip.com International, Ltd. ADR†#	151,700	6,941,792
Expedia, Inc.	70,359	7,826,735
GrubHub, Inc.†#	19,163	490,381
MercadoLibre, Inc.#	20,788	2,837,562
Priceline Group, Inc.†	15,974	20,196,407
Quotient Technology, Inc.†#	48,825	544,887

		48,355,840

E-Marketing/Info — 0.6%
Criteo SA ADR†	131,505	5,900,629

E-Services/Consulting — 0.1%
CDW Corp.	12,769	543,449

Electric Products - Misc. — 0.3%
Nidec Corp.#	39,045	3,017,186

Electronic Components - Misc. — 1.4%
Bizlink Holding, Inc.	268,990	1,554,760
Corning, Inc.	217,423	4,541,967
Garmin, Ltd.#	113,077	4,808,034
Land Mark Optoelectronics Corp.	141,520	2,085,101

		12,989,862

183

VALIC Company I Science & Technology Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electronic Components - Semiconductors — 6.9%
Broadcom, Ltd.	81,415	$12,567,219
Cavium, Inc.†	10,300	512,425
Infineon Technologies AG	81,630	1,224,330
Intersil Corp., Class A	35,300	477,256
MACOM Technology Solutions Holdings, Inc.†#	17,820	641,520
Microchip Technology, Inc.#	157,280	8,128,230
Micron Technology, Inc.†	832,865	10,594,043
Microsemi Corp.†	100,700	3,406,681
ON Semiconductor Corp.†	100,172	978,680
Silicon Motion Technology Corp. ADR	41,913	1,863,033
SK Hynix, Inc.	560,117	13,488,302
Skyworks Solutions, Inc.	91,713	6,122,760
SunEdison Semiconductor, Ltd.†	77,915	444,115
Texas Instruments, Inc.	27,460	1,664,076
Win Semiconductors Corp.	900,843	1,773,373

		63,886,043

Electronic Connectors — 0.5%
TE Connectivity, Ltd.	70,800	4,248,000

Electronic Forms — 0.7%
Adobe Systems, Inc.†	63,883	6,354,442

Electronic Measurement Instruments — 0.6%
Agilent Technologies, Inc.	46,900	2,152,241
National Instruments Corp.	62,380	1,782,197
Trimble Navigation, Ltd.†	55,600	1,422,248

		5,356,686

Electronic Parts Distribution — 0.0%
Tech Data Corp.†	2,280	172,300

Enterprise Software/Service — 2.7%
Atlassian Corp. PLC, Class A†#	20,791	469,253
Atlassian Corp. PLC, Class A FDR†(1)(3)(4)	56,415	1,209,622
Oracle Corp.	230,256	9,256,291
Proofpoint, Inc.†#	37,796	2,215,602
Veeva Systems, Inc., Class A†#	290,900	9,585,155
Workday, Inc., Class A†	27,113	2,056,250

		24,792,173

Entertainment Software — 1.6%
Activision Blizzard, Inc.	100,591	3,949,203
Electronic Arts, Inc.†	98,935	7,593,261
NetEase, Inc. ADR	17,662	3,141,010

		14,683,474

Finance - Credit Card — 4.3%
Alliance Data Systems Corp.†	27,692	6,152,886
MasterCard, Inc., Class A	53,671	5,147,049
Visa, Inc., Class A	352,763	27,847,111
Worldpay Group PLC†*	115,903	465,162

		39,612,208

Finance - Other Services — 0.3%
WageWorks, Inc.†	46,220	2,590,631

Industrial Automated/Robotic — 0.1%
Cognex Corp.	31,800	1,369,626

Instruments - Controls — 0.0%
Control4 Corp.†#	39,200	307,720

Internet Application Software — 2.2%
Tencent Holdings, Ltd.	930,367	20,664,845

Internet Content - Entertainment — 3.7%
Facebook, Inc., Class A†	285,689	33,942,710
Netflix, Inc.†	4,546	466,283

		34,408,993

Security Description	Shares	Value (Note 2)

Internet Content - Information/News — 1.7%
LinkedIn Corp., Class A†	99,400	$13,568,100
M3, Inc.#	63,070	1,814,042

		15,382,142

Lasers - System/Components — 0.1%
Coherent, Inc.†	7,900	747,498

Medical Instruments — 0.3%
Intuitive Surgical, Inc.†	3,800	2,411,898

Medical Products — 0.2%
CYBERDYNE, Inc.†#	72,500	1,702,262

Medical - Drugs — 0.3%
Grifols SA ADR	155,800	2,575,374

Metal Processors & Fabrication — 0.3%
Catcher Technology Co., Ltd.	409,000	3,110,218

Motion Pictures & Services — 0.2%
Kingpak Technology, Inc.†	162,000	1,711,276

Multimedia — 0.4%
Twenty-First Century Fox, Inc., Class A	132,800	3,835,264

Networking Products — 2.9%
Arista Networks, Inc.†	39,331	2,882,569
Cisco Systems, Inc.	758,643	22,038,579
Palo Alto Networks, Inc.†	13,991	1,825,266

		26,746,414

Optical Recognition Equipment — 0.3%
Lumentum Holdings, Inc.†	107,921	2,734,718

Photo Equipment & Supplies — 0.7%
Largan Precision Co., Ltd.	45,532	3,797,533
Sunny Optical Technology Group Co., Ltd.#	852,785	2,952,085

		6,749,618

Power Converter/Supply Equipment — 0.1%
Voltronic Power Technology Corp.	83,670	1,163,491

Publishing - Newspapers — 0.5%
News Corp., Class A	380,600	4,551,976

Real Estate Investment Trusts — 0.4%
American Tower Corp.	32,433	3,430,763
Crown Castle International Corp.	3,755	340,991

		3,771,754

Semiconductor Components - Integrated Circuits — 2.5%
Analog Devices, Inc.	10,145	593,483
Himax Technologies, Inc. ADR#	261,256	2,557,696
Linear Technology Corp.	126,498	5,985,885
Marvell Technology Group, Ltd.	218,845	2,238,784
Maxim Integrated Products, Inc.	57,590	2,186,117
NXP Semiconductors NV†	7,349	694,407
Parade Technologies, Ltd.	236,000	2,380,805
QUALCOMM, Inc.	70,678	3,881,636
Taiwan Semiconductor Manufacturing Co., Ltd.	561,780	2,695,855

		23,214,668

Semiconductor Equipment — 2.9%
Applied Materials, Inc.	514,498	12,564,041
KLA-Tencor Corp.	25,911	1,889,689
Lam Research Corp.	137,733	11,405,670
MKS Instruments, Inc.	24,495	1,003,805

		26,863,205

Telecom Equipment - Fiber Optics — 0.2%
Acacia Communications, Inc.†	25,294	993,548

184

VALIC Company I Science & Technology Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Telecom Equipment - Fiber Optics (continued)
Oclaro, Inc.†#	227,856	$1,141,559

		2,135,107

Telephone - Integrated — 1.3%
AT&T, Inc.	81,509	3,191,077
SoftBank Group Corp.	163,000	9,167,508

		12,358,585

Web Portals/ISP — 8.3%
Alphabet, Inc., Class A†	52,653	39,429,199
Alphabet, Inc., Class C†	26,818	19,730,539
Baidu, Inc. ADR†	39,003	6,963,596
NAVER Corp.	3,362	2,031,079
Yahoo!, Inc.†	240,000	9,105,600

		77,260,013

Total Common Stocks
(cost $791,617,960)		879,749,753

CONVERTIBLE PREFERRED SECURITIES — 1.5%
Applications Software — 0.3%
Dropbox, Inc. Series A-1†(2)(3)(4)	119,521	939,037
Dropbox, Inc., Series A†(2)(3)(4)	12,378	97,250
Snapchat, Inc. Series F†(2)(3)(4)	38,823	1,192,642

		2,228,929

Computers - Other — 0.1%
Nutanix, Inc. Series E†(2)(3)(4)	95,451	1,140,639

Data Processing/Management — 0.1%
Cloudera, Inc. Series F†(2)(3)(4)	54,446	960,396

E-Commerce/Products — 0.1%
Flipkart Online Services Pvt., Ltd. Series A†(2)(3)(4)	216	23,338
Flipkart Online Services Pvt., Ltd. Series C†(2)(3)(4)	377	40,733
Flipkart Online Services Pvt., Ltd. Series E†(2)(3)(4)	700	75,631
Flipkart Online Services Pvt., Ltd. Series G†(2)(3)(4)	4,085	441,364

		581,066

E-Commerce/Services — 0.8%
Airbnb, Inc. Series E†(2)(3)(4)	26,943	2,865,915
Uber Technologies, Inc. Series E†(2)(3)(4)	86,516	4,219,576
Xiaoju Kuaizhi, Inc. Series A-17†(2)(3)(4)	11,731	448,442

		7,533,933

Web Portals/ISP — 0.1%
Pinterest, Inc. Series G†(2)(3)(4)	205,650	1,291,482

Total Convertible Preferred Securities
(cost $10,742,760)		13,736,445

Total Long-Term Investment Securities
(cost $802,360,720)		893,486,198

Security Description	Shares/ Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES — 8.4%
Registered Investment Companies — 8.2%
State Street Institutional U.S. Government Money Market Fund 0.24%(6)	500,112	$500,112
State Street Navigator Securities Lending Prime Portfolio 0.53%(5)(6)	54,364,372	54,364,372
T. Rowe Price Reserve Investment Fund 0.37%(6)	21,585,856	21,585,656

		76,450,140

Time Deposits — 0.2%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$1,802,000	1,802,000

Total Short-Term Investment Securities
(cost $78,252,140)		78,252,140

REPURCHASE AGREEMENTS — 0.3%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 05/31/2016, to be repurchased 06/01/2016 in the amount $2,299,001 collateralized by $2,320,000 of U.S. Treasury Notes, bearing interest at 1.75% due 04/30/2022 and having an approximate value of $2,346,100 (cost $2,299,000)	2,299,000	2,299,000

TOTAL INVESTMENTS
(cost $882,911,860)(7)	104.7%	974,037,338
Liabilities in excess of other assets	(4.7)	(43,281,145)

NET ASSETS	100.0%	$930,756,193

#	The security or a portion thereof is out on loan (see Note 2).
†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At May 31, 2016, the aggregate value of these securities was $465,162 representing 0.1% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs (see Note 2).
(2)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs (see Note 2).
(3)	Illiquid security. At May 31, 2016, the aggregate value of these securities was $16,081,613 representing 1.7% of net assets.
(4)

Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security.

185

VALIC Company I Science & Technology Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of May 31, 2016, the Fund held the following restricted securities:

Description	Acquistion Date	Shares	Acquistion Cost	Value	Value Per Share	Value as a % of Net Assets
Common Stocks
Atlassian Corp. PLC Class A FDR	4/9/2014	56,415	$902,640	$1,209,622	$21.44	0.13%
Dropbox, Inc., Class B	5/1/2012	135,924	1,230,337	1,067,910	7.86	0.12
Flipkart Online Services Pvt., Ltd.	3/19/2015	626	71,363	67,636	108.04	0.01
Convertible Preferred Securities
Airbnb, Inc. Series E	6/24/2015	16,260	1,513,715
	7/14/2015	10,683	994,527

		26,943	2,508,242	2,865,915	106.37	0.31

Cloudera, Inc. Series F	2/5/2014	54,446	792,733	960,396	17.64	0.10
Dropbox, Inc. Series A-1	5/1/2012	60,803	550,212
	5/29/2012	58,718	531,345

		119,521	1,081,557	939,037	7.86	0.10

Dropbox, Inc. Series A	5/1/2012	12,378	112,010	97,250	7.86	0.01
Flipkart Online Services Pvt., Ltd. Series A	3/19/2015	216	24,624	23,338	108.05	0.00
Flipkart Online Services Pvt., Ltd. Series C	3/19/2015	377	42,978	40,733	108.05	0.00
Flipkart Online Services Pvt., Ltd. Series E	3/19/2015	700	79,799	75,631	108.05	0.01

Description	Acquistion Date	Shares	Acquistion Cost	Value	Value Per Share	Value as a % of Net Assets
Flipkart Online Services Pvt., Ltd. Series G	12/17/2014	4,085	$489,220	$441,364	$108.05	0.05%
Nutanix, Inc. Series E	8/25/2014	95,451	1,278,709	1,140,639	11.95	0.12
Pinterest, Inc. Series G	3/19/2015	205,650	1,476,380	1,291,482	6.28	0.14
Snapchat, Inc. Series F	5/6/2016	38,823	1,192,643	1,192,642	30.72	0.13
Uber Technologies, Inc. Series E	6/5/2014	86,516	1,342,127	4,219,576	48.77	0.45
Xiaoju Kuaizhi, Inc. Series A-17	10/19/2015	11,731	321,737	448,442	38.23	0.05

				$16,081,613		1.73%

(5)	At May 31, 2016, the Fund had loaned securities with a total value of $70,855,376. This was secured by collateral of $54,364,372, which was received in cash and subsequently invested in short-term investments currently valued at $54,364,372 as reported in the Portfolio of Investments. Additional collateral of $17,962,374 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.

The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	09/01/2016 to 09/01/2016	$301
United States Treasury Notes/Bonds	zero coupon to 7.63%	06/15/2016 to 11/15/2045	17,962,073

(6)	The rate shown is the 7-day yield as of May 31, 2016.
(7)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

FDR—Federal Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Applications Software	$91,551,107	$—	$1,067,910	$92,619,017
E-Commerce/Products	92,837,116	—	67,636	92,904,752
Enterprise Software/Service	23,582,551	1,209,622	—	24,792,173
Other Industries	669,433,811	—	—	669,433,811
Convertible Preferred Securities	—	—	13,736,445	13,736,445
Short-Term Investment Securities:
Registered Investment Companies	76,450,140	—	—	76,450,140
Time Deposits	—	1,802,000	—	1,802,000
Repurchase Agreements	—	2,299,000	—	2,299,000

Total Investments at Value	$953,854,725	$5,310,622	$14,871,991	$974,037,338

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

186

VALIC Company I Science & Technology Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $63,840,867 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

	Common Stocks	Convertible Preferred Securities	Preferred Securities
Balance as of 05/31/2015 . . . . . . . . .	$3,231,781	$12,587,019	$498,218
Accrued discounts . . . . . . . . . . . . . .	—	—	—
Accrued premiums . . . . . . . . . . . . . .	—	—	—
Realized Gain . . . . . . . . . . . . . . . . . .	—	—	—
Realized Loss . . . . . . . . . . . . . . . . . .		—	—
Change in unrealized appreciation(1) .	—	1,274,583	—
Change in unrealized depreciation(1) .	(1,613,147)	(3,154,641)	(78,666)
Net Purchases . . . . . . . . . . . . . . . . .	—	4,022,622	—
Net Sales . . . . . . . . . . . . . . . . . . . . .	(483,088)	(993,138)	(419,552)
Transfers into Level 3 . . . . . . . . . . . .	—	—	—
Transfers out of Level 3 . . . . . . . . . .	—	—	—

Balance as of 05/31/2016 . . . . . . . . .	$1,135,546	$13,736,445	$—

(1)	The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at May 31, 2016 includes:

.	Common Stocks	Convertible Preferred Securities	Preferred Securities
	$(1,522,568)	$(1,821,067)	$—

Any differences between the change in appreciation (depreciation) in the Level 3 reconciliation and the total change in unrealized appreciation (depreciation) is attributable to securities sold/no longer held at May 31, 2016.

The following is quantitative information about Level 3 fair value measurements:

Description	Fair Value at 5/31/16	Valuation Technique(s)	Unobservable Input(1)	Range (weighted average)
Common Stocks	$67,636	Market Approach and Income Approach	Enterprise Value/Revenue Multiple* Discount for Lack of Marketability	3.1x - 2.4x (2.75x) 8.25% - 10% (9.125%)
			Weighted Average Cost of Capital	18%
			Perpetual Growth Rate*	4.0%

	$1,067,910	Market Approach with Option Pricing Method (“OPM”)	Estimated 2017 Revenue Multiple* Discount for Lack of Marketability	4.5x - 5.36x (5.037x) 10.0%
			OPM assumptions:
			Volatility*	35.0%
			Term to liquidity event in years	3.1
			Risk-free rate	1.07%

Convertible Preferred Securities	$5,860,660	Market Approach	Transaction Price*	$30.72 - $48.7722 ($39.2398)

	$2,432,121	Market Approach	Enterprise Value/Revenue Multiple*	2.0x - 6.6x (4.3x)
			Discount for Lack of Marketability	10.00%

	$581,066	Market Approach and Income Approach	Enterprise Value/Revenue Multiple* Discount for Lack of Marketability	3.1x - 2.4x (2.75x) 8.25% - 10% (9.125%)
			Weighted Average Cost of Capital	18%
			Perpetual Growth Rate*	4.0%

	$960,396	Market Approach	Transaction Price*	$32.8300
			Estimated 2016 EBITIDA Multiple*	6.0x - 6.5x (6.25x)
			Estimated 2017 EBITIDA Multiple*	4.9x
			Discount for Lack of Marketability	10% - 33% (21.5%)

	$2,865,915	Market Approach	Transaction Price*	$93.0944
			Estimated EBITIDA Multiple*	25.6x
			Estimated Revenue Multiple*	10.0x
			Discount for Lack of Marketability	6.0% - 10.0% (8.0%)
	$1,036,287	Market Approach with Option Pricing Method (“OPM”)	Estimated 2017 Revenue Multiple* Discount for Lack of Marketability	4.5x - 5.36x (5.037x) 10.0%
			OPM assumptions:
			Volatility*	35.0%
			Term to liquidity event in years	3.1
			Risk-free rate	1.07%

(1)	The significant unobservable inputs regarding the Level 3 securities in the table above are attributable to private securities and include assumptions made from non-public financial statements, private transactions, and/or market comparables. For those unobservable inputs indicated with *, a significant increase (decrease) in any of those inputs in isolation may result in a significantly higher (lower) fair value measurement, while the remaining unobservable inputs have an inverse relationship.

See Notes to Financial Statements

187

VALIC Company I Small Cap Aggressive Growth Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Registered Investment Companies	17.1%
Medical — Biomedical/Gene	10.6
Enterprise Software/Service	7.0
Electronic Components — Semiconductors	5.9
Medical Products	5.1
Commercial Services — Finance	3.9
Retail — Restaurants	3.6
Networking Products	3.4
Food — Misc./Diversified	3.0
Medical — Drugs	2.7
Chemicals — Specialty	2.4
Auction Houses/Art Dealers	2.2
Internet Telephone	2.2
Aerospace/Defense — Equipment	2.0
Banks — Commercial	2.0
Entertainment Software	1.8
Industrial Audio & Video Products	1.8
Advanced Materials	1.7
Retail — Apparel/Shoe	1.6
Miscellaneous Manufacturing	1.5
Transactional Software	1.4
Computer Software	1.4
Medical — Outpatient/Home Medical	1.4
Disposable Medical Products	1.4
Retail — Misc./Diversified	1.4
Medical Instruments	1.3
Medical — Hospitals	1.3
Real Estate Investment Trusts	1.3
Electric Products — Misc.	1.2
Building Products — Cement	1.2
Retail — Automobile	1.1
Airlines	1.1
Medical — HMO	1.1
Retail — Convenience Store	1.1
Building Products — Doors & Windows	1.0
Computer Services	1.0
Footwear & Related Apparel	1.0
Transport — Marine	1.0
Office Furnishings — Original	1.0
Internet Content — Information/News	1.0
Optical Recognition Equipment	0.9
Oil Companies — Exploration & Production	0.9
Retail — Discount	0.9
Schools	0.9
Racetracks	0.9
Apparel Manufacturers	0.9
E-Marketing/Info	0.8
Distribution/Wholesale	0.8
Insurance — Property/Casualty	0.8
Drug Delivery Systems	0.8
Repurchase Agreements	0.7
Therapeutics	0.6
Transport — Truck	0.6
Finance-Mortgage Loan/Banker	0.6
Auto/Truck Parts & Equipment — Original	0.5
Diversified Minerals	0.3

117.1%

*	Calculated as a percentage of net assets

188

VALIC Company I Small Cap Aggressive Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 99.3%
Advanced Materials — 1.7%
Hexcel Corp.	39,673	$1,732,520

Aerospace/Defense - Equipment — 2.0%
HEICO Corp., Class A	36,994	2,040,959

Airlines — 1.1%
Spirit Airlines, Inc.†	26,740	1,162,388

Apparel Manufacturers — 0.9%
Carter’s, Inc.	8,801	884,853

Auction Houses/Art Dealers — 2.2%
Ritchie Bros. Auctioneers, Inc.#	68,159	2,230,162

Auto/Truck Parts & Equipment - Original — 0.5%
Gentherm, Inc.†	14,475	529,495

Banks - Commercial — 2.0%
PrivateBancorp, Inc.	17,799	789,386
Western Alliance Bancorp†	33,023	1,244,967

		2,034,353

Building Products - Cement — 1.2%
Headwaters, Inc.†	63,939	1,214,202

Building Products - Doors & Windows — 1.0%
Apogee Enterprises, Inc.	23,953	1,083,155

Chemicals - Specialty — 2.4%
Chemtura Corp.†	52,548	1,401,981
Ingevity Corp.†#	37,246	1,085,348

		2,487,329

Commercial Services — 0.0%
HMS Holdings Corp.†	2,490	41,147

Commercial Services - Finance — 3.9%
Cotiviti Holdings, Inc.†	3,320	60,623
Euronet Worldwide, Inc.†	27,790	2,217,920
LendingTree, Inc.†#	11,043	919,330
MarketAxess Holdings, Inc.	5,765	806,754

		4,004,627

Computer Services — 1.0%
WNS Holdings, Ltd. ADR†	34,490	1,051,945

Computer Software — 1.4%
InterXion Holding NV†	38,334	1,435,992

Disposable Medical Products — 1.4%
STERIS PLC	20,256	1,406,374

Distribution/Wholesale — 0.8%
G-III Apparel Group, Ltd.†	20,273	793,080

Diversified Minerals — 0.3%
US Silica Holdings, Inc.#	11,130	317,539

Drug Delivery Systems — 0.8%
DexCom, Inc.†	12,138	782,780

E-Marketing/Info — 0.8%
comScore, Inc.†	25,417	823,002

Electric Products - Misc. — 1.2%
Littelfuse, Inc.	11,192	1,281,820

Electronic Components - Semiconductors — 5.9%
Cavium, Inc.†	14,188	705,853
Monolithic Power Systems, Inc.	40,415	2,761,557
Tower Semiconductor, Ltd.†#	190,826	2,549,435

		6,016,845

Security Description	Shares	Value (Note 2)

Enterprise Software/Service — 7.0%
Benefitfocus, Inc.†#	39,410	$1,446,741
Proofpoint, Inc.†#	48,062	2,817,394
Ultimate Software Group, Inc.†	14,460	2,956,781

		7,220,916

Entertainment Software — 1.8%
Take-Two Interactive Software, Inc.†	47,648	1,853,984

Finance - Mortgage Loan/Banker — 0.6%
Ellie Mae, Inc.†	7,545	639,137

Food - Misc./Diversified — 3.0%
Pinnacle Foods, Inc.	59,419	2,503,322
Snyder’s-Lance, Inc.	19,877	614,398

		3,117,720

Footwear & Related Apparel — 1.0%
Steven Madden, Ltd.†	30,235	1,037,363

Industrial Audio & Video Products — 1.8%
IMAX Corp.†	55,395	1,846,869

Insurance - Property/Casualty — 0.8%
AmTrust Financial Services, Inc.	29,868	792,099

Internet Content - Information/News — 1.0%
WebMD Health Corp.†#	14,935	981,976

Internet Telephone — 2.2%
RingCentral, Inc.†	112,931	2,229,258

Medical Instruments — 1.3%
AtriCure, Inc.†	75,077	1,087,866
Integra LifeSciences Holdings Corp.†	3,605	269,329

		1,357,195

Medical Products — 5.1%
NxStage Medical, Inc.†	99,184	1,874,578
West Pharmaceutical Services, Inc.	30,368	2,280,029
Zeltiq Aesthetics, Inc.†#	36,586	1,041,238

		5,195,845

Medical - Biomedical/Gene — 10.6%
Bluebird Bio, Inc.†#	14,628	661,917
Blueprint Medicines Corp.†#	27,942	530,619
Celyad SA ADR†	10,616	573,689
Five Prime Therapeutics, Inc.†	20,012	914,949
Intellia Therapeutics, Inc.†#	1,141	33,739
Kite Pharma Inc†#	14,820	759,525
Ligand Pharmaceuticals, Inc.†#	12,229	1,462,466
Lion Biotechnologies, Inc.†#	91,778	541,490
Loxo Oncology, Inc.†#	49,413	1,334,151
Myriad Genetics, Inc.†	18,901	640,555
Pronai Therapeutics, Inc.†#	32,877	206,468
REGENXBIO, Inc.†#	33,553	414,715
Sage Therapeutics, Inc.†#	21,878	720,005
Spark Therapeutics Inc†#	18,430	1,031,158
Ultragenyx Pharmaceutical, Inc.†	13,935	1,018,648

		10,844,094

Medical - Drugs — 2.7%
Aimmune Therapeutics, Inc.†#	28,176	432,502
Amicus Therapeutics, Inc.†#	120,167	850,782
Ascendis Pharma A/S ADR†#	34,569	474,978
Ignyta, Inc.†#	67,567	458,442
Immune Design Corp.†#	40,802	512,065

		2,728,769

189

VALIC Company I Small Cap Aggressive Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Medical - HMO — 1.1%
WellCare Health Plans, Inc.†	11,119	$1,127,689

Medical - Hospitals — 1.3%
Acadia Healthcare Co., Inc.†	22,383	1,317,687

Medical - Outpatient/Home Medical — 1.4%
Amedisys, Inc.†	27,687	1,408,438

Miscellaneous Manufacturing — 1.5%
John Bean Technologies Corp.	25,207	1,529,561

Networking Products — 3.4%
LogMeIn, Inc.†	56,940	3,488,714

Office Furnishings - Original — 1.0%
Interface, Inc.	59,810	1,014,378

Oil Companies - Exploration & Production — 0.9%
Carrizo Oil & Gas, Inc.†	8,259	317,971
Diamondback Energy, Inc.†	6,624	602,453

		920,424

Optical Recognition Equipment — 0.9%
Lumentum Holdings, Inc.†	36,884	934,641

Racetracks — 0.9%
Penn National Gaming, Inc.†	57,503	901,072

Real Estate Investment Trusts — 1.3%
Sovran Self Storage, Inc.	12,148	1,315,264

Retail - Apparel/Shoe — 1.6%
Burlington Stores, Inc.†	27,711	1,672,636

Retail - Automobile — 1.1%
Lithia Motors, Inc., Class A	14,269	1,174,909

Retail - Convenience Store — 1.1%
Casey’s General Stores, Inc.	9,013	1,083,453

Retail - Discount — 0.9%
Ollie’s Bargain Outlet Holdings, Inc.†	36,081	904,551

Retail - Misc./Diversified — 1.4%
Five Below, Inc.†	33,585	1,405,868

Retail - Restaurants — 3.6%
Popeyes Louisiana Kitchen, Inc.†	22,186	1,289,450
Sonic Corp.	45,504	1,355,564
Wingstop, Inc.†#	37,773	1,053,867

		3,698,881

Schools — 0.9%
Grand Canyon Education, Inc.†	21,634	903,436

Therapeutics — 0.6%
Vital Therapies, Inc.†#	80,134	651,489

Security Description	Shares/ Principal Amount	Value (Note 2)

Transactional Software — 1.4%
Black Knight Financial Services, Inc., Class A†#	42,091	$1,473,185

Transport - Marine — 1.0%
Kirby Corp.†	14,655	1,027,022

Transport - Truck — 0.6%
Knight Transportation, Inc.	24,775	647,123

Total Long-Term Investment Securities
(cost $98,755,240)		101,800,213

SHORT-TERM INVESTMENT SECURITIES — 17.1%
Registered Investment Companies — 17.1%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2) (cost $17,556,585)	17,556,585	17,556,585

REPURCHASE AGREEMENTS — 0.7%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 05/31/2016, to be repurchased 06/01/2016 in the amount $720,000 collateralized by $730,000 of U.S. Treasury Notes, bearing interest at 1.75% due 04/30/2022 and having an approximate value of $738,213 (cost $720,000)	$720,000	720,000

TOTAL INVESTMENTS
(cost $117,031,825)(3)	117.1%	120,076,798
Liabilities in excess of other assets	(17.1)	(17,537,246)

NET ASSETS	100.0%	$102,539,552

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $17,548,660. This was secured by collateral of $17,556,585, which was received in cash and subsequently invested in short-term investments currently valued at $17,556,585 as reported in the Portfolio of Investments. Additional collateral of $141,835 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	9/1/2016	$270
United States Treasury Notes/Bonds	0.13% to 7.63%	07/15/2016 to 11/15/2045	141,565

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$101,800,213	$—	$—	$101,800,213
Short-Term Investment Securities	17,556,585	—	—	17,556,585
Repurchase Agreements	—	720,000	—	720,000

Total Investments at Value	$119,356,798	$720,000	$—	$120,076,798

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

190

VALIC Company I Small Cap Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Banks — Commercial	10.4%
Registered Investment Companies	7.2
Retail — Restaurants	3.5
Real Estate Investment Trusts	2.8
Oil Companies — Exploration & Production	2.8
Transport — Truck	2.4
Medical Products	2.3
Computer Services	2.1
Electronic Components — Semiconductors	1.9
Finance — Investment Banker/Broker	1.9
Medical — Biomedical/Gene	1.8
Chemicals — Specialty	1.7
Computer Software	1.7
Building — Heavy Construction	1.7
Insurance — Property/Casualty	1.6
Semiconductor Equipment	1.4
Applications Software	1.4
Gas — Distribution	1.3
Investment Management/Advisor Services	1.3
Oil — Field Services	1.2
Machinery — General Industrial	1.2
Containers — Paper/Plastic	1.2
Food — Misc./Diversified	1.1
Enterprise Software/Service	1.1
Time Deposits	1.1
Commercial Services	1.1
Medical — Hospitals	1.1
Medical — Drugs	1.1
Real Estate Management/Services	1.0
Medical Instruments	1.0
Insurance — Multi-line	1.0
Savings & Loans/Thrifts	1.0
Building & Construction Products — Misc.	1.0
Consumer Products — Misc.	0.9
Food — Canned	0.9
Auto/Truck Parts & Equipment — Original	0.9
Home Furnishings	0.9
Retail — Arts & Crafts	0.9
Oil Field Machinery & Equipment	0.8
Building Products — Doors & Windows	0.8
Insurance — Life/Health	0.8
Non-Hazardous Waste Disposal	0.8
Medical Imaging Systems	0.8
Data Processing/Management	0.8
Human Resources	0.7
Instruments — Controls	0.7
Chemicals — Plastics	0.7
Batteries/Battery Systems	0.7
Entertainment Software	0.7
Storage/Warehousing	0.7
Computers — Integrated Systems	0.7
Electronic Parts Distribution	0.7
Electric — Integrated	0.6
Casino Hotels	0.6
Apparel Manufacturers	0.6
Retail — Misc./Diversified	0.6
Building Products — Cement	0.6
Satellite Telecom	0.6
Broadcast Services/Program	0.6
Transactional Software	0.6
Resorts/Theme Parks	0.6
Medical — Generic Drugs	0.5
Metal Processors & Fabrication	0.5
Wire & Cable Products	0.5
Medical — HMO	0.5
Lasers — System/Components	0.5
Office Automation & Equipment	0.5
Power Converter/Supply Equipment	0.5
Retail — Vitamins & Nutrition Supplements	0.4
Retail — Apparel/Shoe	0.4

Diagnostic Kits	0.4%
Building — Residential/Commercial	0.4
Miscellaneous Manufacturing	0.4
Transport — Marine	0.4
Electronic Measurement Instruments	0.4
Oil & Gas Drilling	0.3
Veterinary Diagnostics	0.3
Aerospace/Defense — Equipment	0.3
Financial Guarantee Insurance	0.3
E-Marketing/Info	0.3
Building Products — Air & Heating	0.3
Aerospace/Defense	0.3
Telecom Equipment — Fiber Optics	0.3
Garden Products	0.3
Disposable Medical Products	0.3
Diversified Manufacturing Operations	0.3
E-Commerce/Services	0.2
Distribution/Wholesale	0.2
Real Estate Operations & Development	0.2
Steel Pipe & Tube	0.2
Steel — Producers	0.2
Electronic Components — Misc.	0.2
Retail — Discount	0.2
Gold Mining	0.2
Food — Flour & Grain	0.2
Environmental Monitoring & Detection	0.2
Auction Houses/Art Dealers	0.2
Building — Maintenance & Services	0.2
Consulting Services	0.2
Filtration/Separation Products	0.2
Therapeutics	0.2
Advanced Materials	0.2
Machinery — Pumps	0.2
Independent Power Producers	0.2
Finance — Consumer Loans	0.2
Computer Graphics	0.2
Office Furnishings — Original	0.2
Recreational Vehicles	0.1
Footwear & Related Apparel	0.1
Retail — Home Furnishings	0.1
Transport — Services	0.1
Telecommunication Equipment	0.1
Seismic Data Collection	0.1
Auto Repair Centers	0.1
Wireless Equipment	0.1
Cable/Satellite TV	0.1
Industrial Audio & Video Products	0.1
Schools	0.1
Internet Security	0.1
Transport — Equipment & Leasing	0.1
Engineering/R&D Services	0.1
Finance — Leasing Companies	0.1
Linen Supply & Related Items	0.1
Paper & Related Products	0.1
Water	0.1
Publishing — Newspapers	0.1
Drug Delivery Systems	0.1
Semiconductor Components — Integrated Circuits	0.1
Leisure Products	0.1
Rental Auto/Equipment	0.1
Funeral Services & Related Items	0.1
Beverages — Non-alcoholic	0.1
Retail — Sporting Goods	0.1
Gambling (Non-Hotel)	0.1
Publishing — Books	0.1
Metal Products — Fasteners	0.1
Web Hosting/Design	0.1
Coal	0.1
Machine Tools & Related Products	0.1

191

VALIC Company I Small Cap Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited) — (continued)

Industry Allocation* (continued)

Networking Products	0.1%
Finance — Other Services	0.1
Retail — Building Products	0.1
Internet Telephone	0.1
Metal Products — Distribution	0.1
Food — Wholesale/Distribution	0.1
Radio	0.1
Energy — Alternate Sources	0.1
Computers — Periphery Equipment	0.1
Machinery — Farming	0.1
Metal — Diversified	0.1
Investment Companies	0.1
Capacitors	0.1
Telecom Services	0.1
Pharmacy Services	0.1
Brewery	0.1
E-Commerce/Products	0.1
Medical Information Systems	0.1
Diversified Operations	0.1
Advertising Services	0.1
Industrial Automated/Robotic	0.1
MRI/Medical Diagnostic Imaging	0.1
Healthcare Safety Devices	0.1
Communications Software	0.1
Electronic Security Devices	0.1
Internet Content — Entertainment	0.1
Retirement/Aged Care	0.1
Retail — Computer Equipment	0.1
Internet Application Software	0.1
Electric Products — Misc.	0.1
Quarrying	0.1
Direct Marketing	0.1

106.9%

*	Calculated as a percentage of net assets

192

VALIC Company I Small Cap Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 98.5%
Advanced Materials — 0.2%
Core Molding Technologies, Inc.†	13,000	$163,930
Hexcel Corp.	8,700	379,929

		543,859

Advertising Agencies — 0.0%
Tremor Video, Inc.†	60,000	108,600

Advertising Services — 0.1%
Marchex, Inc., Class B	28,500	94,905
Sizmek, Inc.†	27,800	67,832

		162,737

Aerospace/Defense — 0.3%
Air Industries Group	25,800	123,324
Teledyne Technologies, Inc.†	7,500	735,975

		859,299

Aerospace/Defense - Equipment — 0.3%
CPI Aerostructures, Inc.†	8,000	49,600
Ducommun, Inc.†	6,400	108,160
LMI Aerospace, Inc.†	6,100	51,362
Moog, Inc., Class A†	6,400	345,152
Triumph Group, Inc.	11,100	418,803

		973,077

Agricultural Operations — 0.0%
Cadiz, Inc.†#	14,400	87,696

Apparel Manufacturers — 0.6%
Columbia Sportswear Co.	28,789	1,530,711
Delta Apparel, Inc.†	10,500	215,670
Lakeland Industries, Inc.†	14,000	123,480

		1,869,861

Applications Software — 1.4%
BSQUARE Corp.†	15,000	79,500
Cvent, Inc.†	10,860	388,897
Demandware, Inc.†#	7,600	364,724
Descartes Systems Group, Inc.†	29,400	615,636
Five9, Inc.†	22,200	226,218
Imperva, Inc.†	1,930	73,687
New Relic, Inc.†#	13,040	393,286
PDF Solutions, Inc.†	7,500	110,325
Progress Software Corp.†	10,750	283,048
SciQuest, Inc.†	13,000	229,320
Tangoe, Inc.†	31,500	252,315
Verint Systems, Inc.†	32,379	1,068,183

		4,085,139

Athletic Equipment — 0.0%
Nautilus, Inc.†	5,300	109,339

Auction Houses/Art Dealers — 0.2%
Ritchie Bros. Auctioneers, Inc.#	18,200	595,504

Audio/Video Products — 0.0%
VOXX International Corp.†	5,000	16,550

Auto Repair Centers — 0.1%
Monro Muffler Brake, Inc.	4,925	310,029

Auto/Truck Parts & Equipment - Original — 0.9%
Accuride Corp.†	67,000	105,860
Gentherm, Inc.†	11,900	435,302
Horizon Global Corp.†	3,680	42,872
SORL Auto Parts, Inc.†#	15,300	26,163
Spartan Motors, Inc.	21,600	138,240
Strattec Security Corp.	3,200	148,032
Supreme Industries, Inc. Class A	16,900	223,080
Visteon Corp.	20,427	1,531,616

		2,651,165

Security Description	Shares	Value (Note 2)

Auto/Truck Parts & Equipment - Replacement — 0.0%
Commercial Vehicle Group, Inc.†	18,700	$69,190

Banks - Commercial — 10.4%
American National Bankshares, Inc.	5,900	159,949
AmeriServ Financial, Inc.	22,000	70,620
Anchor Bancorp, Inc.†	3,000	72,300
Atlantic Capital Bancshares, Inc.†	3,729	53,026
BancorpSouth, Inc.	4,000	95,560
Bank of Commerce Holdings	7,640	48,056
Bank of the Ozarks, Inc.	43,530	1,693,752
BankUnited, Inc.	75,812	2,509,377
Blue Hills Bancorp, Inc.#	7,600	107,844
BNC Bancorp	2,100	50,064
Bridge Bancorp, Inc.	6,600	197,802
C&F Financial Corp.	3,000	131,700
Capital Bank Financial Corp., Class A	15,400	474,936
Chemung Financial Corp.#	5,500	174,680
Citizens Holding Co.	4,500	96,750
CNB Financial Corp.	8,500	151,725
East West Bancorp, Inc.	54,384	2,099,222
Eastern Virginia Bankshares, Inc.	12,000	86,520
Farmers Capital Bank Corp.	7,900	214,801
First Bancorp, Inc.	7,165	144,375
First Bancshares, Inc.#	7,000	117,670
First Horizon National Corp.	44,300	645,008
Glacier Bancorp, Inc.	83,406	2,280,320
Great Western Bancorp, Inc.	56,784	1,931,792
Home BancShares, Inc.	3,400	149,430
IBERIABANK Corp.	27,448	1,701,776
Kearny Financial Corp.	11,700	153,153
MBT Financial Corp.	15,300	121,329
Merchants Bancshares, Inc.	4,600	140,346
MidSouth Bancorp, Inc.#	9,800	101,626
Northrim BanCorp, Inc.	7,100	188,505
Ohio Valley Banc Corp.	6,400	142,592
Old Second Bancorp, Inc.	19,157	138,505
Park Sterling Corp.	24,100	179,545
Penns Woods Bancorp, Inc.#	3,200	135,488
Peoples Bancorp of North Carolina, Inc.	5,500	107,140
Pinnacle Financial Partners, Inc.	40,198	1,976,938
Popular, Inc.	10,700	335,338
Premier Financial Bancorp, Inc.	4,286	69,476
PrivateBancorp, Inc.	41,997	1,862,567
Prosperity Bancshares, Inc.	9,000	484,650
Shore Bancshares, Inc.	8,000	88,160
Sierra Bancorp	9,400	162,338
Simmons First National Corp., Class A	3,600	170,928
Southern National Bancorp of Virginia, Inc.	15,000	178,650
Sussex Bancorp	6,000	80,220
Synovus Financial Corp.	68,782	2,212,717
Talmer Bancorp, Inc., Class A	12,600	251,244
TCF Financial Corp.	2,200	31,614
Texas Capital Bancshares, Inc.†	11,350	581,574
Towne Bank	4,100	89,585
United Security Bancshares†	22,446	121,208
Valley National Bancorp	12,872	122,670
Webster Financial Corp.	55,772	2,184,032
Westamerica Bancorporation#	6,100	296,765
Western Alliance Bancorp†	81,039	3,055,170

		31,223,128

Batteries/Battery Systems — 0.7%
EnerSys	34,981	2,103,058

Beverages - Non-alcoholic — 0.1%
Primo Water Corp.†	21,600	245,160

Brewery — 0.1%
Craft Brew Alliance, Inc.†	18,800	178,224

193

VALIC Company I Small Cap Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Broadcast Services/Program — 0.6%
Nexstar Broadcasting Group, Inc., Class A#	34,068	$1,813,099

Building & Construction Products - Misc. — 1.0%
Aspen Aerogels, Inc.†#	47,900	192,079
Louisiana-Pacific Corp.†	11,900	217,532
Quanex Building Products Corp.	16,100	320,712
Simpson Manufacturing Co., Inc.	12,600	498,582
Trex Co., Inc.†	36,482	1,647,892

		2,876,797

Building & Construction - Misc. — 0.0%
Comfort Systems USA, Inc.	3,200	102,400

Building Products - Air & Heating — 0.3%
AAON, Inc.	10,825	297,038
Lennox International, Inc.	4,300	590,605

		887,643

Building Products - Cement — 0.6%
Eagle Materials, Inc.	21,725	1,701,502
Martin Marietta Materials, Inc.	800	151,232

		1,852,734

Building Products - Doors & Windows — 0.8%
Apogee Enterprises, Inc.	52,250	2,362,745
PGT, Inc.†	3,900	41,808

		2,404,553

Building - Heavy Construction — 1.7%
Dycom Industries, Inc.†	42,004	3,565,719
Orion Group Holdings, Inc.†	16,100	75,187
Primoris Services Corp.	64,740	1,393,205

		5,034,111

Building - Maintenance & Services — 0.2%
ABM Industries, Inc.	16,824	574,876

Building - Residential/Commercial — 0.4%
AV Homes, Inc.†#	11,400	143,184
Beazer Homes USA, Inc.†	86,747	680,964
CalAtlantic Group, Inc.	2,660	98,393
Meritage Homes Corp.†	9,200	335,708

		1,258,249

Cable/Satellite TV — 0.1%
Cable One, Inc.	600	293,994

Capacitors — 0.1%
Kemet Corp.†	70,929	190,799

Casino Hotels — 0.6%
Boyd Gaming Corp.†	99,164	1,875,191

Casino Services — 0.0%
Gaming Partners International Corp.†	8,967	80,793

Chemicals - Diversified — 0.0%
Codexis, Inc.†	33,000	125,400

Chemicals - Plastics — 0.7%
PolyOne Corp.	57,553	2,156,511

Chemicals - Specialty — 1.7%
KMG Chemicals, Inc.	7,800	167,544
Minerals Technologies, Inc.	42,702	2,459,635
Oil-Dri Corp. of America	4,900	159,299
Sensient Technologies Corp.	32,123	2,191,431
Univar, Inc.†	10,900	203,394

		5,181,303

Coal — 0.1%
Westmoreland Coal Co.†	26,600	215,194

Security Description	Shares	Value (Note 2)

Commercial Services — 1.1%
Collectors Universe, Inc.	7,200	$140,112
HMS Holdings Corp.†	105,452	1,742,594
Intersections, Inc.†	12,500	30,125
Performant Financial Corp.†	50,000	88,500
SP Plus Corp.†	5,800	129,456
Team, Inc.†	39,042	1,183,754

		3,314,541

Commercial Services - Finance — 0.0%
PRGX Global, Inc.†	26,500	131,705

Communications Software — 0.1%
Concurrent Computer Corp.#	13,902	90,363
Seachange International, Inc.†	19,500	64,545

		154,908

Computer Aided Design — 0.0%
Exa Corp.†	10,049	121,593

Computer Data Security — 0.0%
Fortinet, Inc.†	3,400	116,314

Computer Graphics — 0.2%
CyberArk Software, Ltd.†	9,990	453,746

Computer Services — 2.1%
Ciber, Inc.†	60,000	74,400
Computer Task Group, Inc.	19,600	103,684
DST Systems, Inc.	16,809	2,032,544
EPAM Systems, Inc.†	2,300	175,973
Fleetmatics Group PLC†	10,800	441,720
Genpact, Ltd.†	63,308	1,784,653
Luxoft Holding, Inc.†	22,625	1,469,267
StarTek, Inc.†	18,100	77,106

		6,159,347

Computer Software — 1.7%
Blackbaud, Inc.	32,686	2,048,432
Computer Modelling Group, Ltd.	10,600	83,823
Guidance Software, Inc.†	18,773	104,190
SS&C Technologies Holdings, Inc.#	47,373	2,917,703

		5,154,148

Computers - Integrated Systems — 0.7%
Cray, Inc.†	51,029	1,700,286
NCI, Inc., Class A	10,000	129,300
Radisys Corp.†	36,000	160,200

		1,989,786

Computers - Memory Devices — 0.0%
Datalink Corp.†	11,100	89,577

Computers - Periphery Equipment — 0.1%
Key Tronic Corp.†	9,633	85,830
TransAct Technologies, Inc.	15,000	111,600

		197,430

Consulting Services — 0.2%
Booz Allen Hamilton Holding Corp.	7,529	220,374
CRA International, Inc.†	7,700	181,412
Information Services Group, Inc.†	42,400	160,272

		562,058

Consumer Products - Misc. — 0.9%
Helen of Troy, Ltd.†	22,853	2,349,974
Tumi Holdings, Inc.†	17,600	472,208

		2,822,182

Containers - Paper/Plastic — 1.2%
Graphic Packaging Holding Co.	204,285	2,737,419
Multi Packaging Solutions International, Ltd.†	13,200	208,824

194

VALIC Company I Small Cap Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Containers - Paper/Plastic (continued)
Multi-Color Corp.#	9,450	$589,208

		3,535,451

Cosmetics & Toiletries — 0.0%
CCA Industries, Inc.†#	3,421	11,152

Data Processing/Management — 0.7%
Innodata, Inc.†#	52,600	127,292
Jack Henry & Associates, Inc.	23,550	1,988,327

		2,115,619

Diagnostic Kits — 0.4%
Alere, Inc.†	22,275	956,711
Meridian Bioscience, Inc.	17,300	337,004

		1,293,715

Diamonds/Precious Stones — 0.0%
Petra Diamonds, Ltd.	44,702	75,103

Direct Marketing — 0.1%
EVINE Live, Inc.†#	90,000	138,150

Disposable Medical Products — 0.3%
STERIS PLC	11,300	784,559

Distribution/Wholesale — 0.2%
Core-Mark Holding Co., Inc.	7,600	650,712
Houston Wire & Cable Co.	14,739	79,591

		730,303

Diversified Manufacturing Operations — 0.3%
AZZ, Inc.	9,600	566,592
Harsco Corp.	14,200	93,436
Synalloy Corp.#	14,400	109,440

		769,468

Diversified Operations — 0.1%
Resource America, Inc., Class A	17,400	167,736

Diversified Operations/Commercial Services — 0.0%
Volt Information Sciences, Inc.†	14,393	89,956

Drug Delivery Systems — 0.1%
Catalent, Inc.†	9,100	255,892

E-Commerce/Products — 0.1%
Etsy, Inc.†#	10,700	98,975
US Auto Parts Network, Inc.†	20,000	77,400

		176,375

E-Commerce/Services — 0.2%
GrubHub, Inc.†#	11,367	290,882
Quotient Technology, Inc.†#	7,790	86,936
Spark Networks, Inc.†#	30,000	45,300
SurveyMonkey.com LLC†(1)(2)(4)	5,062	56,011
United Online, Inc.†	12,500	136,625
Zillow Group, Inc., Class A†#	800	23,392
Zillow Group, Inc., Class C†#	1,600	45,888

		685,034

E-Marketing/Info — 0.3%
Liquidity Services, Inc.†	19,400	129,980
Marketo, Inc.†#	13,100	461,513
New Media Investment Group, Inc.	9,200	160,356
QuinStreet, Inc.†	35,000	129,500
ReachLocal, Inc.†#	15,000	25,650

		906,999

Educational Software — 0.0%
Rosetta Stone, Inc.†	14,000	106,120

Electric Products - Misc. — 0.1%
Graham Corp.	7,800	140,868

Security Description	Shares	Value (Note 2)

Electric - Integrated — 0.6%
El Paso Electric Co.	8,600	$384,076
NorthWestern Corp.	3,400	197,064
PNM Resources, Inc.	23,600	775,024
Portland General Electric Co.	14,000	576,520

		1,932,684

Electronic Components - Misc. — 0.2%
Bel Fuse, Inc., Class B	6,000	108,480
CTS Corp.	10,900	194,892
Gentex Corp.	9,100	150,878
Sparton Corp.†	5,900	114,519
Vishay Precision Group, Inc.†	8,800	118,888

		687,657

Electronic Components - Semiconductors — 1.9%
Cavium, Inc.†	3,800	189,050
Diodes, Inc.†	14,450	278,307
Fairchild Semiconductor International, Inc.†	10,500	208,635
GigPeak, Inc.†	50,000	140,500
GSI Technology, Inc.†	19,800	79,200
Intersil Corp., Class A	125,199	1,692,691
InvenSense, Inc.†#	9,600	59,328
MACOM Technology Solutions Holdings, Inc.†	4,100	147,600
Microsemi Corp.†	66,958	2,265,189
Pixelworks, Inc.†#	22,000	43,560
Richardson Electronics, Ltd.#	15,000	78,000
Semtech Corp.†	24,300	572,022
Silicon Laboratories, Inc.†	400	19,900

		5,773,982

Electronic Measurement Instruments — 0.4%
CyberOptics Corp.†	9,200	155,388
ESCO Technologies, Inc.	11,300	455,051
FARO Technologies, Inc.†	2,500	88,475
National Instruments Corp.	16,300	465,691

		1,164,605

Electronic Parts Distribution — 0.7%
Tech Data Corp.†	26,013	1,965,802

Electronic Security Devices — 0.1%
American Science & Engineering, Inc.	4,500	141,480
Vicon Industries, Inc.†	14,000	11,200

		152,680

Electronics - Military — 0.0%
Arotech Corp.†#	34,800	95,700

Energy - Alternate Sources — 0.1%
Aemetis, Inc.†#	17,800	45,568
Amyris, Inc.†#	50,800	29,210
REX American Resources Corp.†	2,100	122,682

		197,460

Engineering/R&D Services — 0.1%
Exponent, Inc.	5,200	280,332

Enterprise Software/Service — 1.1%
Guidewire Software, Inc.†	10,700	628,090
MicroStrategy, Inc., Class A†	9,707	1,810,744
Proofpoint, Inc.†	14,300	838,266

		3,277,100

Entertainment Software — 0.7%
Take-Two Interactive Software, Inc.†	53,911	2,097,677

Environmental Consulting & Engineering — 0.0%
TRC Cos., Inc.†	8,712	55,408

Environmental Monitoring & Detection — 0.2%
MSA Safety, Inc.	12,000	604,440

195

VALIC Company I Small Cap Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Female Health Care Products — 0.0%
Juniper Pharmaceuticals, Inc.†	17,700	$122,307

Filtration/Separation Products — 0.2%
CLARCOR, Inc.	9,200	545,560

Finance - Auto Loans — 0.0%
Consumer Portfolio Services, Inc.†	24,500	95,795

Finance - Consumer Loans — 0.2%
Asta Funding, Inc.†	13,200	137,676
Regional Management Corp.†	8,200	139,974
SLM Corp.†	29,400	201,978

		479,628

Finance - Investment Banker/Broker — 1.9%
E*TRADE Financial Corp.†	128,517	3,584,339
Evercore Partners, Inc., Class A	33,528	1,743,456
FBR & Co.	5,750	110,515
Houlihan Lokey, Inc.	2,700	65,205
JMP Group LLC	16,300	88,020

		5,591,535

Finance - Leasing Companies — 0.1%
California First National Bancorp	11,000	160,930
Marlin Business Services Corp.	7,500	113,700

		274,630

Finance - Mortgage Loan/Banker — 0.0%
PennyMac Financial Services, Inc., Class A†	6,500	89,505

Finance - Other Services — 0.1%
Bats Global Markets, Inc.†	4,803	133,523
Higher One Holdings, Inc.†	20,300	76,328

		209,851

Financial Guarantee Insurance — 0.3%
Assured Guaranty, Ltd.	21,277	572,139
MGIC Investment Corp.†	10,000	70,500
Radian Group, Inc.	25,400	315,214

		957,853

Food - Canned — 0.9%
TreeHouse Foods, Inc.†	29,651	2,807,950

Food - Dairy Products — 0.0%
Lifeway Foods, Inc.†	10,200	96,594

Food - Flour & Grain — 0.2%
Post Holdings, Inc.†	8,300	630,883

Food - Misc./Diversified — 1.1%
Inventure Foods, Inc.†#	17,900	134,071
Pinnacle Foods, Inc.	75,236	3,169,693
Senomyx, Inc.†#	30,000	84,900

		3,388,664

Food - Wholesale/Distribution — 0.1%
AMCON Distributing Co.	500	42,100
Performance Food Group Co.†#	6,400	158,912

		201,012

Footwear & Related Apparel — 0.1%
Deckers Outdoor Corp.†	1,700	89,403
Rocky Brands, Inc.	10,711	122,105
Wolverine World Wide, Inc.	12,300	223,983

		435,491

Forestry — 0.0%
West Fraser Timber Co., Ltd.	2,900	99,074

Funeral Services & Related Items — 0.1%
Matthews International Corp., Class A	4,500	246,915

Security Description	Shares	Value (Note 2)

Gambling (Non-Hotel) — 0.1%
Dover Downs Gaming & Entertainment, Inc.†	43,334	$46,801
Golden Entertainment, Inc.†	15,200	186,352

		233,153

Garden Products — 0.3%
Toro Co.	8,900	794,859

Gas - Distribution — 1.3%
Chesapeake Utilities Corp.	3,400	196,146
Delta Natural Gas Co., Inc.	3,800	95,000
Gas Natural, Inc.	13,000	92,820
ONE Gas, Inc.	15,800	926,670
South Jersey Industries, Inc.	3,700	106,893
Southwest Gas Corp.	8,800	610,984
UGI Corp.	45,386	1,947,967

		3,976,480

Gold Mining — 0.2%
Franco-Nevada Corp.	3,800	240,341
New Gold, Inc.†	76,600	293,234
Osisko Gold Royalties, Ltd.	12,700	149,144

		682,719

Healthcare Safety Devices — 0.1%
Alpha Pro Tech, Ltd.†	30,000	75,600
Retractable Technologies, Inc.†#	30,000	83,100

		158,700

Heart Monitors — 0.0%
HeartWare International, Inc.†#	2,400	70,560

Home Furnishings — 0.9%
La-Z-Boy, Inc.	64,004	1,694,826
Stanley Furniture Co., Inc.†	47,500	124,925
Tempur Sealy International, Inc.†	14,200	826,724

		2,646,475

Hotels/Motels — 0.0%
Morgans Hotel Group Co.†#	19,000	41,610

Housewares — 0.0%
Lifetime Brands, Inc.	8,000	116,640

Human Resources — 0.7%
Cross Country Healthcare, Inc.†	7,200	98,064
Edgewater Technology, Inc.†	14,600	129,356
Patriot National, Inc.†#	18,700	141,185
RCM Technologies, Inc.	20,000	107,400
Team Health Holdings, Inc.†	36,651	1,758,149

		2,234,154

Import/Export — 0.0%
Castle Brands, Inc.†#	40,000	35,860

Independent Power Producers — 0.2%
Dynegy, Inc.†	2,200	41,448
NRG Energy, Inc.	16,100	263,718
NRG Yield, Inc., Class A#	3,200	46,400
NRG Yield, Inc., Class C#	3,000	46,380
Synthesis Energy Systems, Inc.†#	102,200	111,398

		509,344

Industrial Audio & Video Products — 0.1%
Ballantyne Strong, Inc.†	14,000	70,000
Iteris, Inc.†	51,210	122,904
Turtle Beach Corp.†	100,000	97,500

		290,404

Industrial Automated/Robotic — 0.1%
Hurco Cos., Inc.	5,000	161,150

196

VALIC Company I Small Cap Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Instruments - Controls — 0.7%
Allied Motion Technologies, Inc.	8,000	$182,240
Frequency Electronics, Inc.†	10,000	98,900
Watts Water Technologies, Inc., Class A	32,774	1,886,144
Woodward, Inc.	1,050	59,787

		2,227,071

Insurance - Life/Health — 0.8%
CNO Financial Group, Inc.	102,833	2,086,482
Health Insurance Innovations, Inc., Class A†	7,000	50,750
Independence Holding Co.	10,460	165,686

		2,302,918

Insurance - Multi-line — 1.0%
American Financial Group, Inc.	25,356	1,858,088
Horace Mann Educators Corp.	28,299	963,864
Kemper Corp.	6,700	216,477

		3,038,429

Insurance - Property/Casualty — 1.6%
Enstar Group, Ltd.†	1,700	264,979
First Acceptance Corp.†#	2,558	4,119
Hallmark Financial Services, Inc.†	13,000	127,010
Hanover Insurance Group, Inc.	22,937	1,988,179
Infinity Property & Casualty Corp.	10,000	779,300
RLI Corp.	7,300	482,603
Safety Insurance Group, Inc.	4,200	249,522
Selective Insurance Group, Inc.	19,100	709,565
State Auto Financial Corp.	10,250	210,125

		4,815,402

Insurance - Reinsurance — 0.0%
Essent Group, Ltd.†	3,500	76,510

Internet Application Software — 0.1%
Zendesk, Inc.†#	5,800	142,042

Internet Connectivity Services — 0.0%
PC-Tel, Inc.	21,200	95,612

Internet Content - Entertainment — 0.1%
Pandora Media, Inc.†#	12,700	149,733

Internet Financial Services — 0.0%
TheStreet, Inc.	48,200	56,394

Internet Infrastructure Software — 0.0%
Support.com, Inc.†	106,500	84,135

Internet Security — 0.1%
FireEye, Inc.†	14,200	226,064
iPass, Inc.†#	49,900	63,872

		289,936

Internet Telephone — 0.1%
RingCentral, Inc., Class A†	10,300	203,322

Investment Companies — 0.1%
KCAP Financial, Inc.#	16,700	59,285
Medallion Financial Corp.#	17,100	131,670

		190,955

Investment Management/Advisor Services — 1.3%
Calamos Asset Management, Inc., Class A	14,000	107,660
Cohen & Steers, Inc.	7,700	297,143
Financial Engines, Inc.	13,500	373,140
Janus Capital Group, Inc.	167,572	2,543,743
Manning & Napier, Inc.	8,400	79,128
Silvercrest Asset Management Group, Inc., Class A	10,000	122,500
Waddell & Reed Financial, Inc., Class A	12,200	260,714

		3,784,028

Security Description	Shares	Value (Note 2)

Lasers - System/Components — 0.5%
Coherent, Inc.†	15,553	$1,471,625

Leisure Products — 0.1%
Escalade, Inc.	5,200	59,124
Johnson Outdoors, Inc., Class A	7,200	189,792

		248,916

Linen Supply & Related Items — 0.1%
G&K Services, Inc., Class A	3,600	269,856

Machine Tools & Related Products — 0.1%
Hardinge, Inc.	11,000	114,840
LS Starrett Co, Class A	8,000	97,200

		212,040

Machinery - Farming — 0.1%
Alamo Group, Inc.	3,200	197,248

Machinery - General Industrial — 1.2%
Albany International Corp., Class A	60,681	2,386,584
BWX Technologies, Inc.	7,500	263,775
Chart Industries, Inc.†	9,800	254,408
Gencor Industries, Inc.†	11,100	164,946
Tennant Co.	5,000	268,500
Twin Disc, Inc.	12,800	122,880
Xerium Technologies, Inc.†	15,000	94,800

		3,555,893

Machinery - Pumps — 0.2%
Graco, Inc.	6,600	529,782

Machinery - Thermal Process — 0.0%
Global Power Equipment Group, Inc.†#	34,800	60,552

Medical Imaging Systems — 0.8%
Analogic Corp.	25,693	2,106,826
Digirad Corp.	25,000	125,500
Lantheus Holdings, Inc.†	17,298	33,731

		2,266,057

Medical Information Systems — 0.1%
Everyday Health, Inc.†	25,000	168,250

Medical Instruments — 1.0%
Bio-Techne Corp.	20,280	2,228,366
Bruker Corp.	15,300	403,920
Edwards Lifesciences Corp.†	1,800	177,300
Entellus Medical, Inc.†#	1,700	30,498
Navidea Biopharmaceuticals, Inc.†#	85,500	70,965
Symmetry Surgical, Inc.†	10,000	129,600
Vascular Solutions, Inc.†	1,296	49,365

		3,090,014

Medical Labs & Testing Services — 0.0%
Quorum Health Corp.†	5,714	75,711

Medical Laser Systems — 0.0%
Cutera, Inc.†	9,000	94,320

Medical Products — 2.3%
Accuray, Inc.†#	19,737	107,567
Globus Medical, Inc., Class A†	75,915	1,840,180
Halyard Health, Inc.†	14,000	435,260
Hill-Rom Holdings, Inc.	41,187	2,023,517
InfuSystems Holdings, Inc.†	25,000	75,750
InVivo Therapeutics Holdings Corp.†#	24,300	164,754
K2M Group Holdings, Inc.†#	20,900	261,250
Medgenics, Inc.†	19,000	108,300
Sientra, Inc.†	21,000	122,220
Span-America Medical Systems, Inc.	3,100	53,754
Wright Medical Group NV†	86,375	1,670,492

		6,863,044

197

VALIC Company I Small Cap Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Medical - Biomedical/Gene — 1.8%
Acceleron Pharma, Inc.†	4,500	$153,945
AMAG Pharmaceuticals, Inc.†#	2,300	49,312
ArQule, Inc.†	55,000	96,800
Asterias Biotherapeutics, Inc.†#	9,454	29,686
Aviragen Therapeutics, Inc.†	34,600	51,208
Cambrex Corp.†	25,106	1,227,934
Cascadian Therapeutics, Inc.†	88,300	102,428
Curis, Inc.†	48,225	84,394
Endocyte, Inc.†#	16,000	62,720
Enzo Biochem, Inc.†	33,500	206,025
Exelixis, Inc.†#	28,000	181,720
Fate Therapeutics, Inc.†#	70,000	107,100
Harvard Bioscience, Inc.†	30,000	109,500
Incyte Corp.†	700	59,087
Innoviva, Inc.#	1,100	12,408
Insmed, Inc.†	11,500	135,700
Ionis Pharmaceuticals Inc†#	7,000	158,830
Medicines Co.†#	8,000	300,880
Nivalis Therapeutics, Inc.†	15,000	74,850
Novavax, Inc.†#	28,600	174,174
Onconova Therapeutics, Inc.†	12,000	5,040
PharmAthene, Inc.†#	68,300	152,992
Protalix BioTherapeutics, Inc.†#	22,016	17,613
pSivida Corp.†	32,000	112,000
Retrophin, Inc.†	48,236	857,636
Rigel Pharmaceuticals, Inc.†	40,000	103,200
Seattle Genetics, Inc.†#	4,700	190,021
Sequenom, Inc.†#	84,600	86,292
Spark Therapeutics Inc#	900	50,355
Synthetic Biologics, Inc.†#	88,300	193,377
Theravance Biopharma, Inc.†#	300	6,900
Ultragenyx Pharmaceutical, Inc.†	400	29,240
Veracyte, Inc.†#	19,300	105,957
Verastem, Inc.†#	63,300	94,317

		5,383,641

Medical - Drugs — 1.1%
ACADIA Pharmaceuticals, Inc.†#	7,200	255,096
AcelRx Pharmaceuticals, Inc.†#	32,100	111,066
Achaogen, Inc.†#	30,785	100,975
Agile Therapeutics, Inc.†	7,700	61,600
Alimera Sciences, Inc.†#	25,025	38,538
Alkermes PLC†	8,200	380,562
Ampio Pharmaceuticals, Inc.†	48,900	185,820
BioSpecifics Technologies Corp.†	2,600	97,578
CoLucid Pharmaceuticals, Inc.†#	2,900	20,300
Conatus Pharmaceuticals, Inc.†	9,500	21,850
Cumberland Pharmaceuticals, Inc.†	27,800	125,100
Dicerna Pharmaceuticals, Inc.†#	8,300	30,876
MediciNova, Inc.†#	13,572	88,354
Minerva Neurosciences, Inc.†	19,600	241,080
NanoViricides, Inc.†#	43,000	82,130
Ophthotech Corp.†	1,200	64,440
Pacira Pharmaceuticals, Inc.†#	10,300	479,053
Pain Therapeutics, Inc.†#	57,100	133,043
Pernix Therapeutics Holdings, Inc.†#	29,000	12,760
TESARO, Inc.†#	4,040	187,052
TherapeuticsMD, Inc.†#	25,900	231,546
VIVUS, Inc.†#	75,000	95,250
vTv Therapeutics, Inc., Class A†#	15,000	89,400
Zogenix, Inc.†	11,712	118,057

		3,251,526

Medical - Generic Drugs — 0.5%
Impax Laboratories, Inc.†	46,426	1,585,448

Medical - HMO — 0.5%
Centene Corp.†	10,400	648,440

Security Description	Shares	Value (Note 2)

Medical - HMO (continued)
Universal American Corp.	5,100	$42,024
WellCare Health Plans, Inc.†	8,300	841,786

		1,532,250

Medical - Hospitals — 1.1%
Acadia Healthcare Co., Inc.†	12,300	724,101
Adeptus Health, Inc., Class A†#	4,100	293,150
Community Health Systems, Inc.†	22,858	307,212
LifePoint Health, Inc.†	29,536	1,957,941

		3,282,404

Metal Processors & Fabrication — 0.5%
Ampco-Pittsburgh Corp.	6,500	93,535
Dynamic Materials Corp.	17,500	183,925
Haynes International, Inc.	5,700	164,274
RBC Bearings, Inc.†	8,000	599,200
Rexnord Corp.†	12,200	253,028
Sun Hydraulics Corp.	9,500	278,065

		1,572,027

Metal Products - Distribution — 0.1%
A.M. Castle & Co.†#	38,800	70,616
Olympic Steel, Inc.	5,500	130,405

		201,021

Metal Products - Fasteners — 0.1%
TriMas Corp.†	13,000	222,170

Metal - Aluminum — 0.0%
Constellium NV, Class A†	16,100	80,822

Metal - Diversified — 0.1%
Luxfer Holdings PLC ADR	14,600	193,012

Miscellaneous Manufacturing — 0.4%
Hillenbrand, Inc.	8,300	259,126
John Bean Technologies Corp.	15,000	910,200

		1,169,326

MRI/Medical Diagnostic Imaging — 0.1%
Alliance HealthCare Services, Inc.†	9,200	66,700
RadNet, Inc.†	18,000	93,780

		160,480

Multimedia — 0.0%
Demand Media, Inc.†	25,000	131,500

Networking Products — 0.1%
Infoblox, Inc.†	4,100	77,121
Ixia†	13,200	134,112

		211,233

Non-Hazardous Waste Disposal — 0.8%
Waste Connections, Inc.	34,729	2,273,708

Office Automation & Equipment — 0.5%
Pitney Bowes, Inc.	76,586	1,426,797

Office Furnishings - Original — 0.2%
HNI Corp.	4,300	198,101
Knoll, Inc.	9,800	243,236

		441,337

Oil & Gas Drilling — 0.3%
Precision Drilling Corp.#	216,404	1,019,263

Oil Companies - Exploration & Production — 2.8%
Approach Resources, Inc.†#	77,300	206,391
Comstock Resources, Inc.†	45,000	29,700
Diamondback Energy, Inc.†	6,500	591,175
Earthstone Energy, Inc.†#	9,400	125,020
Energen Corp.	43,919	2,091,423
Evolution Petroleum Corp.	23,100	129,129

198

VALIC Company I Small Cap Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil Companies - Exploration & Production (continued)
FieldPoint Petroleum Corp.†	31,900	$18,502
Gastar Exploration, Inc.†	60,000	55,200
Jones Energy, Inc., Class A†	15,000	57,000
Matador Resources Co.†	17,900	406,688
Newfield Exploration Co.†	48,276	1,968,213
Panhandle Oil and Gas, Inc., Class A	5,000	80,400
Parsley Energy, Inc., Class A†	12,700	331,089
PetroQuest Energy, Inc.†#	10,250	29,827
Rex Energy Corp.†#	30,000	22,203
Rice Energy, Inc.†	8,000	162,000
Ring Energy, Inc.†	17,400	140,766
RSP Permian, Inc.†	57,068	1,879,249
Synergy Resources Corp.†	17,600	106,304
VAALCO Energy, Inc.†	30,000	32,400
Yuma Energy, Inc.†	5,411	1,406

		8,464,085

Oil Field Machinery & Equipment — 0.8%
Dril-Quip, Inc.†	1,300	79,339
Flotek Industries, Inc.†#	12,300	144,648
Forum Energy Technologies, Inc.†	100,882	1,692,800
Gulf Island Fabrication, Inc.	8,400	58,128
Mitcham Industries, Inc.†	22,400	87,808
Natural Gas Services Group, Inc.†#	7,400	149,998
Superior Drilling Products, Inc.†	56,000	100,800
Thermon Group Holdings, Inc.†	6,700	134,670

		2,448,191

Oil Refining & Marketing — 0.0%
Adams Resources & Energy, Inc.	3,314	128,550

Oil - Field Services — 1.2%
Basic Energy Services, Inc.†#	36,000	70,560
Enservco Corp.†#	19,000	14,820
Forbes Energy Services, Ltd.†	17,200	7,344
Helix Energy Solutions Group, Inc.†	67,651	541,885
Independence Contract Drilling, Inc.†	31,100	124,400
Key Energy Services, Inc.†#	111,000	33,655
NOW, Inc.†	5,000	86,700
Oceaneering International, Inc.	3,000	99,180
SEACOR Holdings, Inc.†	7,100	407,327
Superior Energy Services, Inc.	119,196	2,054,939
Tesco Corp.	9,500	69,540
Willbros Group, Inc.†	50,900	164,916

		3,675,266

Paper & Related Products — 0.1%
Clearwater Paper Corp.†	4,300	269,223

Patient Monitoring Equipment — 0.0%
Insulet Corp.†	900	27,018
Masimo Corp.†	200	9,948

		36,966

Pharmacy Services — 0.1%
Diplomat Pharmacy, Inc.†#	5,600	182,448

Power Converter/Supply Equipment — 0.5%
Generac Holdings, Inc.†	35,881	1,360,249

Printing - Commercial — 0.0%
ARC Document Solutions, Inc.†	4,600	19,504

Publishing - Books — 0.1%
Scholastic Corp.	5,849	228,403

Publishing - Newspapers — 0.1%
A.H. Belo Corp., Class A	18,221	93,109
Lee Enterprises, Inc.†#	84,700	165,165

		258,274

Security Description	Shares	Value (Note 2)

Quarrying — 0.1%
Compass Minerals International, Inc.#	1,800	$140,310

Radio — 0.1%
Emmis Communications Corp., Class A†	58,600	30,771
Saga Communications, Inc., Class A	123	5,088
Salem Media Group, Inc.	10,000	66,100
Townsquare Media, Inc., Class A†	11,000	97,130

		199,089

Real Estate Investment Trusts — 2.8%
Acadia Realty Trust	6,300	213,570
American Campus Communities, Inc.	11,500	540,730
CatchMark Timber Trust, Inc., Class A	14,800	159,988
Chesapeake Lodging Trust	9,700	231,248
Colony Capital, Inc., Class A	5,400	98,928
Corporate Office Properties Trust	16,100	435,183
CubeSmart	72,375	2,304,420
DiamondRock Hospitality Co.	19,908	177,977
EastGroup Properties, Inc.	9,000	576,270
Equity One, Inc.	12,000	353,520
First Potomac Realty Trust	11,400	102,030
GEO Group, Inc.	44,529	1,481,035
Outfront Media, Inc.	5,493	122,164
Paramount Group, Inc.	9,800	160,524
PS Business Parks, Inc.	7,900	779,967
Retail Opportunity Investments Corp.	15,100	305,322
Rouse Properties, Inc.	14,800	270,100
Urstadt Biddle Properties, Inc., Class A	10,600	224,296

		8,537,272

Real Estate Management/Services — 1.0%
Jones Lang LaSalle, Inc.	11,404	1,344,076
Kennedy-Wilson Holdings, Inc.	72,420	1,543,994
RE/MAX Holdings, Inc., Class A	5,800	234,262

		3,122,332

Real Estate Operations & Development — 0.2%
Alexander & Baldwin, Inc.	11,600	436,856
Consolidated-Tomoka Land Co.#	3,100	149,110
Forestar Group, Inc.†	11,600	141,984

		727,950

Recreational Centers — 0.0%
Town Sports International Holdings, Inc.†#	45,000	137,250

Recreational Vehicles — 0.1%
Arctic Cat, Inc.#	4,906	77,417
Brunswick Corp.	7,500	359,025

		436,442

Rental Auto/Equipment — 0.1%
Electro Rent Corp.	18,900	247,590

Research & Development — 0.0%
AVEO Pharmaceuticals, Inc.†	66,464	63,141

Resort/Theme Parks — 0.6%
Vail Resorts, Inc.	13,457	1,766,231

Retail - Apparel/Shoe — 0.4%
American Eagle Outfitters, Inc.	8,200	128,248
Burlington Stores, Inc.†	5,000	301,800
Chico’s FAS, Inc.	38,200	414,470
Destination Maternity Corp.#	7,800	41,028
Finish Line, Inc., Class A#	8,700	157,731
Francesca’s Holdings Corp.†	10,300	107,326
New York & Co., Inc.†	33,029	58,131
Tilly’s, Inc., Class A†	14,458	85,302

		1,294,036

199

VALIC Company I Small Cap Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail - Appliances — 0.0%
hhgregg, Inc.†#	17,000	$25,670

Retail - Arts & Crafts — 0.9%
Michaels Cos., Inc.†	89,121	2,612,137

Retail - Automobile — 0.0%
Copart, Inc.†	2,400	118,824

Retail - Building Products — 0.1%
Tile Shop Holdings, Inc.†	11,300	206,225

Retail - Computer Equipment — 0.1%
PCM, Inc.†	13,544	146,275

Retail - Discount — 0.2%
Gordmans Stores, Inc.†#	44,900	76,779
HSN, Inc.	5,400	282,798
Tuesday Morning Corp.†	47,800	325,040

		684,617

Retail - Home Furnishings — 0.1%
Pier 1 Imports, Inc.	41,900	234,640
Restoration Hardware Holdings, Inc.†#	5,800	192,908

		427,548

Retail - Leisure Products — 0.0%
West Marine, Inc.†	10,000	91,800

Retail - Misc./Diversified — 0.6%
Five Below, Inc.†	4,600	192,556
Gaiam, Inc., Class A†	17,400	131,892
Sally Beauty Holdings, Inc.†	53,332	1,531,695

		1,856,143

Retail - Restaurants — 3.5%
Bloomin’ Brands, Inc.	21,900	417,195
Bravo Brio Restaurant Group, Inc.†	11,500	85,330
Brinker International, Inc.	9,000	404,730
Cheesecake Factory, Inc.	6,000	299,220
Cracker Barrel Old Country Store, Inc.#	11,223	1,700,060
Denny’s Corp.†	30,700	329,411
Famous Dave’s of America, Inc.†#	6,800	38,624
J Alexander’s Holdings, Inc.†	13,000	135,200
Jack in the Box, Inc.	5,500	468,600
Jamba, Inc.†#	520	5,933
Kona Grill, Inc.†#	7,700	97,097
Krispy Kreme Doughnuts, Inc.†	25,100	536,638
Luby’s, Inc.†	25,000	124,750
Panera Bread Co., Class A†	8,071	1,768,760
Papa John’s International, Inc.	27,856	1,764,399
Red Robin Gourmet Burgers, Inc.†	6,200	314,402
Sonic Corp.	65,528	1,952,079
Wingstop, Inc.†	1,400	39,060
Zoe’s Kitchen, Inc.†	3,100	114,452

		10,595,940

Retail - Sporting Goods — 0.1%
Zumiez, Inc.†	16,300	242,544

Retail - Toy Stores — 0.0%
Build-A-Bear Workshop, Inc.†	8,000	110,720

Retail - Vitamins & Nutrition Supplements — 0.4%
GNC Holdings, Inc., Class A	50,883	1,325,502

Retirement/Aged Care — 0.1%
AdCare Health Systems, Inc.#	51,100	100,156
Five Star Quality Care, Inc.†	24,000	48,240

		148,396

Rubber/Plastic Products — 0.0%
Proto Labs, Inc.†#	1,300	85,540

Security Description	Shares	Value (Note 2)

Satellite Telecom — 0.6%
Iridium Communications, Inc.†#	209,914	$1,832,549

Savings & Loans/Thrifts — 1.0%
Beneficial Bancorp, Inc.†	23,400	322,218
Capitol Federal Financial, Inc.	40,740	553,249
Clifton Bancorp, Inc.	8,100	122,391
ESSA Bancorp, Inc.	9,000	123,210
First Financial Northwest, Inc.	10,000	132,800
First Niagara Financial Group, Inc.	36,700	400,764
Fox Chase Bancorp, Inc.	5,000	101,200
Home Bancorp, Inc.	6,600	183,018
Lake Shore Bancorp, Inc.	10,000	132,800
Malvern Bancorp, Inc.†	7,200	115,128
Meridian Bancorp, Inc.	13,800	207,000
Provident Financial Holdings, Inc.	6,714	122,329
SI Financial Group, Inc.	8,500	118,235
Southern Missouri Bancorp, Inc.	5,000	120,650
Territorial Bancorp, Inc.	4,000	105,240
Westfield Financial, Inc.	16,000	123,360

		2,983,592

Schools — 0.1%
American Public Education, Inc.†	8,100	228,906
Lincoln Educational Services Corp.†	20,000	30,200
Universal Technical Institute, Inc.	9,500	31,255

		290,361

Seismic Data Collection — 0.1%
Dawson Geophysical Co.†	33,264	240,166
Geospace Technologies Corp.†#	8,900	154,237

		394,403

Semiconductor Components - Integrated Circuits — 0.1%
Integrated Device Technology, Inc.†	10,700	249,845

Semiconductor Equipment — 1.4%
Entegris, Inc.†	138,379	1,973,285
Magnachip Semiconductor Corp.†#	24,100	133,755
Tessera Technologies, Inc.	57,937	1,869,627
Ultra Clean Holdings, Inc.†	14,700	83,790
Veeco Instruments, Inc.†	11,800	209,922

		4,270,379

Steel Pipe & Tube — 0.2%
Mueller Water Products, Inc., Class A	28,600	314,886
Valmont Industries, Inc.	2,900	401,128

		716,014

Steel - Producers — 0.2%
Friedman Industries, Inc.	10,000	60,500
Ryerson Holding Corp.†#	22,900	318,997
Shiloh Industries, Inc.†#	28,100	157,641
Worthington Industries, Inc.	4,700	175,592

		712,730

Storage/Warehousing — 0.7%
Mobile Mini, Inc.	60,608	2,087,946

Telecom Equipment - Fiber Optics — 0.3%
Ciena Corp.†	18,300	319,518
Finisar Corp.†	24,774	416,699
KVH Industries, Inc.†	14,357	121,604

		857,821

Telecom Services — 0.1%
Allot Communications, Ltd.†	13,400	67,000
Consolidated Communications Holdings, Inc.#	1	25
HC2 Holdings, Inc.†#	25,729	115,523

		182,548

200

VALIC Company I Small Cap Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Telecommunication Equipment — 0.1%
ADTRAN, Inc.	11,700	$227,565
Aware, Inc.†	14,500	60,030
Westell Technologies, Inc., Class A†#	41,700	33,402
Wireless Telecom Group, Inc.†	68,200	89,342

		410,339

Telephone - Integrated — 0.0%
Alaska Communications Systems Group, Inc.†	77,000	135,520

Textile - Apparel — 0.0%
Cherokee, Inc.†	6,400	90,304

Textile - Products — 0.0%
Dixie Group, Inc.†#	10,000	33,900

Therapeutics — 0.2%
CorMedix, Inc.†#	40,000	113,200
Egalet Corp.†	25,000	143,000
Flexion Therapeutics, Inc.†	5,000	87,200
Ocera Therapeutics, Inc.†#	37,800	96,012
Zafgen, Inc.†#	15,000	105,900

		545,312

Transactional Software — 0.6%
Bottomline Technologies, Inc.†	70,907	1,776,929

Transport - Equipment & Leasing — 0.1%
General Finance Corp.†#	10,034	41,139
Willis Lease Finance Corp.†	10,000	244,600

		285,739

Transport - Marine — 0.4%
Horizon North Logistics, Inc.	9,400	11,899
Scorpio Tankers, Inc.	196,583	1,155,908

		1,167,807

Transport - Services — 0.1%
Matson, Inc.	9,100	303,303
Radiant Logistics, Inc.†	37,800	123,984

		427,287

Transport - Truck — 2.4%
Celadon Group, Inc.	86,926	858,829
Forward Air Corp.	36,601	1,664,979
Heartland Express, Inc.#	79,452	1,468,273
Knight Transportation, Inc.	17,275	451,223
Landstar System, Inc.	5,800	393,530
Old Dominion Freight Line, Inc.†	32,048	2,062,289
Saia, Inc.†	11,700	305,019
USA Truck, Inc.†	6,900	137,724
XPO Logistics, Inc.†#	1	29

		7,341,895

Veterinary Diagnostics — 0.3%
Phibro Animal Health Corp., Class A	51,354	975,212

Vitamins & Nutrition Products — 0.0%
Nutraceutical International Corp.†	3,200	75,808

Water — 0.1%
California Water Service Group	9,000	262,350
Connecticut Water Service, Inc.	100	4,823

		267,173

Web Hosting/Design — 0.1%
Endurance International Group Holdings, Inc.†#	10,986	103,488
Rightside Group, Ltd.†#	13,000	117,650

		221,138

Wire & Cable Products — 0.5%
Belden, Inc.	23,896	1,545,354

Security Description	Shares/ Principal Amount	Value (Note 2)

Wireless Equipment — 0.1%
CalAmp Corp.†	8,100	$121,743
ID Systems, Inc.†	22,000	109,780
TESSCO Technologies, Inc.#	5,900	76,936

		308,459

Total Common Stocks
(cost $256,258,587)		296,180,786

CONVERTIBLE PREFERRED SECURITIES — 0.1%
Computers - Integrated Systems — 0.0%
Apptio, Inc., Series D†(1)(2)(4)	5,641	82,674

Data Processing/Management — 0.1%
Cloudera, Inc., Series F†(1)(2)(4)	6,715	118,449

E-Commerce/Services — 0.0%
CarGurus, Inc., Series D†(1)(2)(4)	2,567	114,822

Enterprise Software/Service — 0.0%
Plex Systems, Inc., Series B†(1)(2)(4)	50,422	91,768

Internet Infrastructure Software — 0.0%
MongoDB, Inc., Series F†(1)(2)(4)	4,475	32,220

Total Convertible Preferred Securities
(cost $493,694)		439,933

WARRANTS — 0.0%
Medical – Biomedical/Gene — 0.0%
Asterias Biotherapeutics, Inc. Expires 09/30/2016 (strike price $5.00) (cost $1,078)	1,890	1,058

Total Long-Term Investment Securities
(cost $256,753,359)		296,621,777

SHORT-TERM INVESTMENT SECURITIES — 8.3%
Registered Investment Companies — 7.2%
State Street Institutional U.S. Government Money Market Fund 0.24%(5)	495,121	495,121
State Street Navigator Securities Lending Prime Portfolio 0.53%(3)(5)	20,212,405	20,212,405
T. Rowe Price Reserve Investment Fund 0.32%(5)	871,507	871,507

		21,579,033

Time Deposits — 1.1%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$3,350,000	3,350,000

Total Short-Term Investment Securities
(cost $24,929,033)		24,929,033

TOTAL INVESTMENTS
(cost $281,682,392)(6)	106.9%	321,550,810
Liabilities in excess of other assets	(6.9)	(20,816,720)

NET ASSETS	100.0%	$300,734,090

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs (see Note 2).
(2)	Illiquid security. At May 31, 2016, the aggregate value of these securities was $495,944 representing 0.2% of net assets.
(3)

At May 31, 2016, the Fund had loaned securities with a total value of $19,922,035. This was secured by collateral of $20,212,405, which was received in cash and subsequently invested in short-term investments currently value at $20,212,405 as reported in the portfolio of investments. Additional collateral of $401,318 was received in the form of short-term pooled securities, which the Fund cannot sell or repledge and accordingly are

201

VALIC Company I Small Cap Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

not reflected in the Fund’s other assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	09/01/2016 to 12/08/2016	$19,992
United States Treasury Notes/Bonds	0.13% to 7.63%	06/15/2016 to 02/15/2046	381,326

(4)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of May 31, 2016, the Fund held the following restricted securities:

Description	Acquisition Date	Shares/ Principal Amount	Acquisition Cost	Value	Value Per Share	% of Net Assets
Common Stocks
SurveyMonkey.com LLC	11/25/2014	5,062	$83,270	$56,011	$11.06	0.02%
Convertible Preferred Securities
Apptio, Inc., Series D	03/09/2012	5,641	101,069	82,674	14.66	0.03
CarGurus, Inc., Series D	07/07/2015	2,567	104,331	114,822	44.73	0.04
Cloudera, Inc., Series F	02/05/2014	6,715	97,770	118,449	17.64	0.04
MongoDB, Inc., Series F	10/02/2013	4,475	74,840	32,220	7.20	0.01
Plex Systems, Inc., Series B	06/09/2014	50,422	115,683	91,768	1.82	0.03

				$495,944		0.17%

(5)	The rate shown is the 7-day yield as of May 31, 2016.
(6)	See Note 5 for cost of investments on a tax basis.

ADR — American Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
E-Commerce/Services	$629,023	$—	$56,011	$685,034
Other Industries	295,495,752	—	—	295,495,752
Convertible Preferred Securities	—	—	439,933	439,933
Warrants	1,058	—	—	1,058
Short-Term Investment Securities:
Registered Investment Companies	21,579,033	—	—	21,579,033
Time Deposits	—	3,350,000	—	3,350,000

	$317,704,866	$3,350,000	$495,944	$321,550,810

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no material transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

202

VALIC Company I Small Cap Index Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Registered Investment Companies	10.6%
Real Estate Investment Trusts	9.4
Banks — Commercial	8.8
Medical — Biomedical/Gene	3.1
Medical — Drugs	2.1
Repurchase Agreements	2.0
Retail — Restaurants	2.0
Electronic Components — Semiconductors	2.0
Computer Services	1.9
Savings & Loans/Thrifts	1.8
Medical Products	1.7
Electric — Integrated	1.6
Gas — Distribution	1.4
Enterprise Software/Service	1.4
Retail — Apparel/Shoe	1.4
Insurance — Property/Casualty	1.3
Chemicals — Specialty	1.1
Oil Companies — Exploration & Production	1.0
Applications Software	0.9
Commercial Services — Finance	0.9
Aerospace/Defense — Equipment	0.9
Human Resources	0.9
U.S. Government Treasuries	0.9
Medical Instruments	0.8
Electronic Components — Misc.	0.8
Food — Misc./Diversified	0.8
Distribution/Wholesale	0.8
Diversified Manufacturing Operations	0.7
Auto/Truck Parts & Equipment — Original	0.7
Semiconductor Equipment	0.7
Building & Construction Products — Misc.	0.7
Building — Residential/Commercial	0.7
Networking Products	0.7
Transport — Truck	0.7
Medical — Outpatient/Home Medical	0.6
Therapeutics	0.6
Computer Software	0.6
Oil — Field Services	0.6
Finance — Investment Banker/Broker	0.6
Consulting Services	0.6
Data Processing/Management	0.6
Insurance — Life/Health	0.5
Schools	0.5
Medical — HMO	0.5
Semiconductor Components — Integrated Circuits	0.5
Metal Processors & Fabrication	0.5
Telecom Services	0.5
Chemicals — Diversified	0.5
Investment Management/Advisor Services	0.5
Commercial Services	0.5
Disposable Medical Products	0.5
Computers — Integrated Systems	0.5
Office Furnishings — Original	0.5
Building — Heavy Construction	0.5
Wireless Equipment	0.5
Printing — Commercial	0.4
Aerospace/Defense	0.4
Resorts/Theme Parks	0.4
Containers — Paper/Plastic	0.4
Consumer Products — Misc.	0.4
Drug Delivery Systems	0.4
Transport — Marine	0.4
Footwear & Related Apparel	0.4
Steel — Producers	0.4
Airlines	0.4
Retail — Automobile	0.4
Machinery — General Industrial	0.4
Food — Wholesale/Distribution	0.4
Independent Power Producers	0.4
Financial Guarantee Insurance	0.4

Finance — Mortgage Loan/Banker	0.3
Engineering/R&D Services	0.3
Instruments — Controls	0.3
Retail — Discount	0.3
Food — Flour & Grain	0.3
E-Commerce/Services	0.3
Water	0.3
Telecom Equipment — Fiber Optics	0.3
Home Furnishings	0.3
Transactional Software	0.3
Multimedia	0.3
Telephone — Integrated	0.3
Wire & Cable Products	0.3
Electronic Measurement Instruments	0.3
Internet Content — Information/News	0.3
Instruments — Scientific	0.3
Power Converter/Supply Equipment	0.3
Retail — Convenience Store	0.3
Real Estate Management/Services	0.3
E- Commerce/Products	0.3
Physical Therapy/Rehabilitation Centers	0.3
Diagnostic Equipment	0.3
Paper & Related Products	0.3
Building Products — Doors & Windows	0.3
Insurance — Reinsurance	0.3
E- Marketing/Info	0.3
Lasers — System/Components	0.3
Research & Development	0.3
Chemicals — Plastics	0.3
Food — Canned	0.2
Miscellaneous Manufacturing	0.2
Energy — Alternate Sources	0.2
Medical Information Systems	0.2
Retail — Misc./Diversified	0.2
Insurance — Multi — line	0.2
Racetracks	0.2
Hotels/Motels	0.2
Patient Monitoring Equipment	0.2
Telecommunication Equipment	0.2
Satellite Telecom	0.2
Real Estate Operations & Development	0.2
Finance — Consumer Loans	0.2
Finance — Other Services	0.2
Transport — Services	0.2
Web Hosting/Design	0.2
Entertainment Software	0.2
Motion Pictures & Services	0.2
Publishing — Books	0.2
Auto/Truck Parts & Equipment — Replacement	0.2
Electric Products — Misc.	0.2
Computer Aided Design	0.2
Linen Supply & Related Items	0.2
Medical — Generic Drugs	0.2
Internet Application Software	0.2
Steel Pipe & Tube	0.2
Oil Refining & Marketing	0.2
Tobacco	0.2
Security Services	0.2
Building Products — Cement	0.2
Television	0.2
Oil Field Machinery & Equipment	0.2
Apparel Manufacturers	0.2
Filtration/Separation Products	0.2
Food — Retail	0.2
Audio/Video Products	0.2
Health Care Cost Containment	0.2
Electronic Parts Distribution	0.2
Lighting Products & Systems	0.2
Medical — Nursing Homes	0.2
Batteries/Battery Systems	0.2

203

VALIC Company I Small Cap Index Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited) — (continued)

Industry Allocation* (continued)

Building Products — Wood	0.2%
Building & Construction — Misc.	0.2
Firearms & Ammunition	0.1
Communications Software	0.1
Retail — Pawn Shops	0.1
Storage/Warehousing	0.1
Theaters	0.1
Rubber/Plastic Products	0.1
Veterinary Diagnostics	0.1
Medical — Wholesale Drug Distribution	0.1
Broadcast Services/Program	0.1
Computers — Periphery Equipment	0.1
Retail — Home Furnishings	0.1
Internet Connectivity Services	0.1
Publishing — Newspapers	0.1
Internet Telephone	0.1
Funeral Services & Related Items	0.1
Electronic Design Automation	0.1
Casino Hotels	0.1
Industrial Audio & Video Products	0.1
Poultry	0.1
Auto Repair Centers	0.1
Medical — Hospitals	0.1
Diversified Minerals	0.1
Environmental Consulting & Engineering	0.1
Building — Maintenance & Services	0.1
Finance — Credit Card	0.1
Auction Houses/Art Dealers	0.1
Vitamins & Nutrition Products	0.1
Rubber — Tires	0.1
Metal — Aluminum	0.1
Food — Dairy Products	0.1
Transport — Air Freight	0.1
Publishing — Periodicals	0.1
Diagnostic Kits	0.1
Travel Services	0.1
Rental Auto/Equipment	0.1
Computers — Memory Devices	0.1
Agricultural Operations	0.1
Identification Systems	0.1
Internet Security	0.1
Machinery — Construction & Mining	0.1
Machinery — Electrical	0.1
Retail — Building Products	0.1
Transport — Equipment & Leasing	0.1
Brewery	0.1
Silver Mining	0.1
Pharmacy Services	0.1
Gambling (Non-Hotel)	0.1
Building — Mobile Home/Manufactured Housing	0.1
Environmental Monitoring & Detection	0.1
Finance — Leasing Companies	0.1
Machinery — Farming	0.1
Electronic Security Devices	0.1
Pipelines	0.1
Retail — Sporting Goods	0.1
Computers — Other	0.1
Internet Content — Entertainment	0.1
Electric — Generation	0.1
Platinum	0.1
Medical Laser Systems	0.1
Diversified Operations	0.1
MRI/Medical Diagnostic Imaging	0.1
Beverages — Non — alcoholic	0.1
Appliances	0.1
Hazardous Waste Disposal	0.1
Building Products — Air & Heating	0.1
Medical Imaging Systems	0.1
Containers — Metal/Glass	0.1

Cosmetics & Toiletries	0.1
Office Supplies & Forms	0.1
Engines — Internal Combustion	0.1
Decision Support Software	0.1
Banks — Fiduciary	0.1
Machinery — Pumps	0.1
Precious Metals	0.1
Banks — Super Regional	0.1
Circuit Boards	0.1
Computer Data Security	0.1
Oil & Gas Drilling	0.1
Retail — Vitamins & Nutrition Supplements	0.1
Finance — Commercial	0.1
Auto — Truck Trailers	0.1
Computer Graphics	0.1
Retail — Leisure Products	0.1
Diversified Operations/Commercial Services	0.1
Casino Services	0.1
Retail — Bookstores	0.1
Athletic Equipment	0.1
Food — Confectionery	0.1

110.5%

*	Calculated as a percentage of net assets

204

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 97.0%
Advanced Materials — 0.0%
Core Molding Technologies, Inc.†	4,388	$55,333

Advertising Agencies — 0.0%
MDC Partners, Inc., Class A	24,871	446,186

Advertising Services — 0.0%
Marchex, Inc., Class B	18,640	62,071
Sizmek, Inc.†	12,319	30,059

		92,130

Aerospace/Defense — 0.4%
Aerovironment, Inc.†	11,287	325,178
Cubic Corp.	12,398	505,838
Esterline Technologies Corp.†	16,676	1,124,129
Kratos Defense & Security Solutions, Inc.†#	25,898	108,254
National Presto Industries, Inc.	2,777	248,264
Teledyne Technologies, Inc.†	20,227	1,984,876

		4,296,539

Aerospace/Defense - Equipment — 0.9%
AAR Corp.	20,307	495,694
Aerojet Rocketdyne Holdings, Inc.†	35,834	617,778
Astronics Corp.†	12,477	480,365
Astronics Corp., Class B†#	1,644	62,998
Curtiss-Wright Corp.	27,222	2,265,415
Ducommun, Inc.†	6,328	106,943
HEICO Corp.	11,011	732,782
HEICO Corp., Class A	22,849	1,260,579
Kaman Corp.#	15,586	665,678
KLX, Inc.†	30,195	993,114
Moog, Inc., Class A†	20,655	1,113,924

		8,795,270

Agricultural Biotech — 0.0%
Arcadia Biosciences, Inc.†#	4,655	7,029

Agricultural Chemicals — 0.0%
Intrepid Potash, Inc.†	32,149	40,829
Rentech, Inc.†	13,136	33,103

		73,932

Agricultural Operations — 0.1%
Alico, Inc.	2,205	67,142
Andersons, Inc.	16,257	581,676
Limoneira Co.#	6,583	108,290
Tejon Ranch Co.†#	7,864	183,467

		940,575

Airlines — 0.4%
Allegiant Travel Co.#	7,678	1,067,395
Hawaiian Holdings, Inc.†	27,307	1,104,841
Republic Airways Holdings, Inc.†	29,098	24,442
SkyWest, Inc.	29,581	698,112
Virgin America, Inc.†	14,418	807,120

		3,701,910

Apparel Manufacturers — 0.2%
Columbia Sportswear Co.	16,425	873,317
Oxford Industries, Inc.	8,384	531,294
Sequential Brands Group, Inc.†	20,307	163,674
Superior Uniform Group, Inc.	4,254	75,296
Vince Holding Corp.†	8,814	49,623

		1,693,204

Appliances — 0.1%
iRobot Corp.†#	17,015	655,078

Security Description	Shares	Value (Note 2)

Applications Software — 0.9%
Appfolio, Inc.†#	3,210	$44,940
Brightcove, Inc.†	18,619	124,747
Callidus Software, Inc.†#	31,641	587,257
Cvent, Inc.†	13,385	479,317
Demandware, Inc.†	19,112	917,185
Ebix, Inc.#	15,346	694,100
Epiq Systems, Inc.#	18,515	281,983
Five9, Inc.†	13,580	138,380
HubSpot, Inc.†	10,769	514,327
Imperva, Inc.†	15,193	580,069
inContact, Inc.†	35,197	488,534
Jive Software, Inc.†	26,714	101,513
MINDBODY, Inc., Class A†#	4,099	54,886
New Relic, Inc.†#	3,303	99,618
Park City Group, Inc.†	6,092	56,290
Paycom Software, Inc.†#	18,063	730,468
PDF Solutions, Inc.†	15,453	227,314
Progress Software Corp.†	28,963	762,596
RealPage, Inc.†#	30,209	657,046
SciQuest, Inc.†	15,793	278,589
Tangoe, Inc.†	22,325	178,823
Verint Systems, Inc.†	35,123	1,158,708

		9,156,690

Athletic Equipment — 0.1%
Black Diamond, Inc.†	13,027	54,323
Nautilus, Inc.†	17,965	370,618
Performance Sports Group Ltd†#	25,953	84,347

		509,288

Auction Houses/Art Dealers — 0.1%
Sotheby’s#	35,609	1,064,709

Audio/Video Products — 0.2%
Daktronics, Inc.	22,004	175,372
DTS, Inc.†	10,126	261,757
Skullcandy, Inc.†	12,563	48,870
TiVo, Inc.†	55,578	553,001
Universal Electronics, Inc.†#	8,162	529,959
VOXX International Corp.†	11,353	37,578

		1,606,537

Auto Repair Centers — 0.1%
Monro Muffler Brake, Inc.	18,220	1,146,949

Auto - Heavy Duty Trucks — 0.0%
Blue Bird Corp.†#	2,912	31,887
Navistar International Corp.†#	29,201	328,511

		360,398

Auto - Truck Trailers — 0.1%
Wabash National Corp.†	38,878	551,290

Auto/Truck Parts & Equipment - Original — 0.7%
Accuride Corp.†	22,259	35,169
American Axle & Manufacturing Holdings, Inc.†	43,399	723,461
Cooper-Standard Holding, Inc.†	7,774	668,175
Dana Holding Corp.	86,485	1,039,550
Federal-Mogul Holdings Corp.†	17,362	147,230
Gentherm, Inc.†	20,553	751,829
Horizon Global Corp.†	10,370	120,810
Meritor, Inc.†	55,891	494,076
Metaldyne Performance Group, Inc.	6,553	106,814
Miller Industries, Inc.	6,482	138,456
Modine Manufacturing Co.†	27,417	274,170
Strattec Security Corp.	2,053	94,972
Superior Industries International, Inc.	13,415	364,083

205

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Auto/Truck Parts & Equipment - Original (continued)
Tenneco, Inc.†	32,690	$1,756,107
Titan International, Inc.#	24,730	156,788
Tower International, Inc.	12,080	261,774

		7,133,464

Auto/Truck Parts & Equipment - Replacement — 0.2%
Commercial Vehicle Group, Inc.†	17,188	63,596
Dorman Products, Inc.†	15,307	845,099
Douglas Dynamics, Inc.	12,800	278,016
Motorcar Parts of America, Inc.†#	10,283	308,079
Standard Motor Products, Inc.	11,413	440,998

		1,935,788

B2B/E-Commerce — 0.0%
ePlus, Inc.†	3,213	281,234
TechTarget, Inc.†	11,207	89,992

		371,226

Banks - Commercial — 8.8%
1st Source Corp.	9,366	317,414
Access National Corp.	4,160	85,405
Allegiance Bancshares, Inc.†	1,404	33,528
American National Bankshares, Inc.	4,996	135,442
Ameris Bancorp	18,424	586,436
Ames National Corp.#	5,330	134,103
Arrow Financial Corp.	6,413	186,362
BancFirst Corp.	4,170	261,542
Bancorp, Inc.†	19,297	130,255
BancorpSouth, Inc.	55,266	1,320,305
Bank of Marin Bancorp	3,419	173,788
Bank of the Ozarks, Inc.	44,156	1,718,110
Banner Corp.	12,007	534,191
Bar Harbor Bankshares	3,419	115,186
BB&T Corp.	25,711	935,109
BBCN Bancorp, Inc.	45,537	740,432
Blue Hills Bancorp, Inc.#	16,054	227,806
BNC Bancorp	16,668	397,365
Bridge Bancorp, Inc.	8,108	242,997
Bryn Mawr Bank Corp.	10,189	297,926
C1 Financial, Inc.†	3,405	81,209
Camden National Corp.	4,261	183,308
Capital Bank Financial Corp., Class A#	11,875	366,225
Capital City Bank Group, Inc.	6,157	95,434
Cardinal Financial Corp.	18,410	417,907
Cascade Bancorp†	17,685	99,920
Cass Information Systems, Inc.	6,569	315,640
Cathay General Bancorp, Class B	45,745	1,409,861
CenterState Banks, Inc.	26,012	411,510
Central Pacific Financial Corp.	13,165	315,565
Century Bancorp, Inc., Class A	1,988	84,927
Chemical Financial Corp.	19,298	760,341
Citizens & Northern Corp.	6,983	141,615
City Holding Co.	8,709	428,134
CNB Financial Corp.	8,245	147,173
CoBiz Financial, Inc.	20,778	262,842
Columbia Banking System, Inc.	33,025	1,006,272
Community Bank System, Inc.	23,338	962,459
Community Trust Bancorp, Inc.	8,960	323,277
CommunityOne Bancorp†#	7,038	94,168
ConnectOne Bancorp, Inc.	17,114	271,086
CU Bancorp†	9,617	222,153
Customers Bancorp, Inc.†	15,301	411,444
CVB Financial Corp.	60,825	1,067,479
Eagle Bancorp, Inc.†	17,124	881,715
Enterprise Bancorp, Inc.	4,366	101,597

Security Description	Shares	Value (Note 2)

Banks - Commercial (continued)
Enterprise Financial Services Corp.	11,411	$326,355
Equity Bancshares, Inc.†	1,235	29,331
Farmers Capital Bank Corp.	4,289	116,618
FCB Financial Holdings, Inc.†	16,014	592,038
Fidelity Southern Corp.	9,555	156,320
Financial Institutions, Inc.	8,111	226,784
First Bancorp	11,300	222,949
First BanCorp†	66,602	280,394
First Bancorp, Inc.	6,147	123,862
First Busey Corp.	13,801	306,244
First Business Financial Services, Inc.	4,962	122,710
First Citizens BancShares, Inc., Class A#	4,411	1,142,714
First Commonwealth Financial Corp.	50,923	478,167
First Community Bancshares, Inc.	9,652	210,993
First Connecticut Bancorp, Inc.	9,179	148,883
First Financial Bancorp	35,311	698,098
First Financial Bankshares, Inc.#	36,717	1,230,387
First Financial Corp.	6,326	233,682
First Interstate BancSystem, Inc.#	11,254	326,028
First Merchants Corp.	21,628	560,381
First Midwest Bancorp, Inc.	44,630	834,581
First NBC Bank Holding Co.†	8,729	162,970
First of Long Island Corp.	7,004	210,750
FirstMerit Corp.	94,902	2,152,377
FNB Corp.	116,103	1,554,619
Franklin Financial Network, Inc.†	3,119	96,689
Fulton Financial Corp.	101,143	1,441,288
German American Bancorp, Inc.	7,587	244,226
Glacier Bancorp, Inc.	43,236	1,182,072
Great Southern Bancorp, Inc.	6,001	235,419
Great Western Bancorp, Inc.	23,656	804,777
Green Bancorp, Inc.†	5,827	48,422
Guaranty Bancorp	8,484	135,744
Hampton Roads Bankshares, Inc.†#	19,619	34,333
Hancock Holding Co.	44,588	1,225,724
Hanmi Financial Corp.	18,281	444,960
Heartland Financial USA, Inc.	10,200	358,020
Heritage Commerce Corp.	12,035	129,497
Heritage Financial Corp.	17,312	316,117
Heritage Oaks Bancorp	13,429	108,103
Hilltop Holdings, Inc.†	43,591	891,000
Home BancShares, Inc.	32,679	1,436,242
Horizon Bancorp	5,285	130,539
IBERIABANK Corp.	21,857	1,355,134
Independent Bank Corp.	14,968	737,773
Independent Bank Corp.#	13,149	195,131
International Bancshares Corp.	31,004	869,352
Kearny Financial Corp.	53,539	700,826
Lakeland Bancorp, Inc.	21,695	250,360
Lakeland Financial Corp.	9,509	466,607
LegacyTexas Financial Group, Inc.	27,251	733,597
Live Oak Bancshares, Inc.	2,787	44,982
MainSource Financial Group, Inc.	12,404	280,082
MB Financial, Inc.	43,003	1,554,558
Mercantile Bank Corp.	9,669	236,310
Merchants Bancshares, Inc.	2,848	86,892
MidWestOne Financial Group, Inc.	4,507	131,199
National Bankshares, Inc.#	3,978	132,666
National Commerce Corp.†#	3,456	79,868
NBT Bancorp, Inc.	25,216	735,299
OFG Bancorp	25,514	233,198
Old National Bancorp	82,544	1,086,279
Old Second Bancorp, Inc.	16,870	121,970
Opus Bank	5,961	224,491
Pacific Continental Corp.	11,169	185,294

206

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Banks - Commercial (continued)
Park National Corp.#	7,469	$701,638
Park Sterling Corp.	25,759	191,905
Peapack Gladstone Financial Corp.	8,865	168,524
Penns Woods Bancorp, Inc.#	2,740	116,012
Peoples Bancorp, Inc.	10,520	227,127
Peoples Financial Services Corp.#	4,321	159,315
Pinnacle Financial Partners, Inc.	20,537	1,010,010
Preferred Bank	6,685	220,070
PrivateBancorp, Inc.	44,416	1,969,850
Prosperity Bancshares, Inc.	39,353	2,119,159
QCR Holdings, Inc.	6,684	182,406
Renasant Corp.	23,008	791,705
Republic Bancorp, Inc., Class A	5,687	157,701
S&T Bancorp, Inc.	19,918	515,279
Sandy Spring Bancorp, Inc.	14,123	415,075
Seacoast Banking Corp. of Florida†	13,626	229,462
ServisFirst Bancshares, Inc.#	12,755	663,770
Sierra Bancorp	6,759	116,728
Simmons First National Corp., Class A	17,088	811,338
South State Corp.	13,844	1,003,552
Southside Bancshares, Inc.	15,225	448,985
Southwest Bancorp, Inc.	10,895	184,888
State Bank Financial Corp.	20,458	444,757
Stock Yards Bancorp, Inc.	12,713	369,044
Stonegate Bank	6,371	203,617
Suffolk Bancorp	6,713	169,772
Sun Bancorp, Inc./NJ†	5,494	114,001
Talmer Bancorp, Inc., Class A	28,904	576,346
Texas Capital Bancshares, Inc.†	26,203	1,342,642
Tompkins Financial Corp.	8,571	570,314
Towne Bank	26,066	569,542
TriCo Bancshares	13,018	366,587
TriState Capital Holdings, Inc.†	12,178	158,314
Triumph Bancorp, Inc.†	8,506	136,606
TrustCo Bank Corp. NY	54,413	357,493
Trustmark Corp.	38,672	958,292
UMB Financial Corp.#	22,537	1,297,004
Umpqua Holdings Corp.	124,299	1,987,541
Union Bankshares Corp.	25,824	700,863
United Bankshares, Inc.#	39,754	1,582,607
United Community Banks, Inc.	28,759	578,919
Univest Corp. of Pennsylvania	11,261	227,360
Valley National Bancorp	133,104	1,268,481
Washington Trust Bancorp, Inc.	8,486	325,184
Webster Financial Corp.	51,966	2,034,989
WesBanco, Inc.	22,010	718,847
West Bancorporation, Inc.	9,181	172,786
Westamerica Bancorporation#	14,626	711,555
Western Alliance Bancorp†	48,535	1,829,769
Wilshire Bancorp, Inc.	40,399	461,761
Wintrust Financial Corp.	27,145	1,446,014
Yadkin Financial Corp.	24,685	653,412

		86,329,156

Banks - Fiduciary — 0.1%
Boston Private Financial Holdings, Inc.	47,541	598,541

Banks - Mortgage — 0.0%
Walker & Dunlop, Inc.†	15,150	364,055

Banks - Super Regional — 0.1%
Independent Bank Group, Inc.	5,552	211,087
National Bank Holdings Corp., Class A	17,387	369,474

		580,561

Security Description	Shares	Value (Note 2)

Batteries/Battery Systems — 0.2%
EnerSys	25,450	$1,530,054

Beverages - Non-alcoholic — 0.1%
Coca-Cola Bottling Co. Consolidated	2,666	329,251
National Beverage Corp.†	6,537	340,447

		669,698

Beverages - Wine/Spirits — 0.0%
MGP Ingredients, Inc.	6,125	200,410

Bicycle Manufacturing — 0.0%
Fox Factory Holding Corp.†	9,706	161,508

Brewery — 0.1%
Boston Beer Co., Inc., Class A†	5,203	808,546
Craft Brew Alliance, Inc.†	5,860	55,553

		864,099

Broadcast Services/Program — 0.1%
Hemisphere Media Group, Inc.†#	5,782	63,082
Nexstar Broadcasting Group, Inc., Class A#	17,912	953,277
World Wrestling Entertainment, Inc., Class A#	17,227	302,678

		1,319,037

Building & Construction Products - Misc. — 0.7%
Builders FirstSource, Inc.†	26,532	312,016
Drew Industries, Inc.	13,813	1,068,574
Gibraltar Industries, Inc.†	17,725	529,623
Louisiana-Pacific Corp.†	81,543	1,490,606
NCI Building Systems, Inc.†	15,531	250,049
Nortek, Inc.†	5,526	272,266
Patrick Industries, Inc.†	7,290	389,505
Ply Gem Holdings, Inc.†	12,339	185,579
Quanex Building Products Corp.	19,388	386,209
Simpson Manufacturing Co., Inc.	24,108	953,953
Summit Materials, Inc., Class A†	18,011	391,739
Trex Co., Inc.†	18,364	829,502

		7,059,621

Building & Construction - Misc. — 0.2%
Aegion Corp.†	20,990	419,590
Comfort Systems USA, Inc.	21,356	683,392
Hill International, Inc.†	20,941	90,046
MYR Group, Inc.†	11,968	289,506

		1,482,534

Building Products - Air & Heating — 0.1%
AAON, Inc.	23,430	642,919

Building Products - Cement — 0.2%
Continental Building Products, Inc.†	18,019	412,815
Headwaters, Inc.†	42,214	801,644
US Concrete, Inc.†	8,349	535,505

		1,749,964

Building Products - Doors & Windows — 0.3%
Apogee Enterprises, Inc.	16,712	755,717
Griffon Corp.	18,264	307,748
Masonite International Corp.†	17,279	1,206,593
PGT, Inc.†	27,332	292,999

		2,563,057

Building Products - Light Fixtures — 0.0%
LSI Industries, Inc.	12,390	138,149

Building Products - Wood — 0.2%
Boise Cascade Co.†	22,629	519,562
Universal Forest Products, Inc.	11,517	966,737

		1,486,299

207

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Building - Heavy Construction — 0.5%
Dycom Industries, Inc.†#	19,510	$1,656,204
Granite Construction, Inc.	22,523	966,912
MasTec, Inc.†	38,217	878,991
Orion Group Holdings, Inc.†	16,002	74,729
Primoris Services Corp.	22,197	477,680
Tutor Perini Corp.†	21,482	485,923

		4,540,439

Building - Maintenance & Services — 0.1%
ABM Industries, Inc.	32,052	1,095,217

Building - Mobile Home/Manufactured Housing — 0.1%
Cavco Industries, Inc.†	5,073	503,851
Winnebago Industries, Inc.	15,416	347,168

		851,019

Building - Residential/Commercial — 0.7%
AV Homes, Inc.†#	7,086	89,000
Beazer Homes USA, Inc.†	18,548	145,602
CalAtlantic Group, Inc.	44,043	1,629,151
Century Communities, Inc.†	8,714	157,811
Green Brick Partners, Inc.†	12,231	87,329
Hovnanian Enterprises, Inc., Class A†#	68,304	129,778
Installed Building Products, Inc.†	11,391	380,801
KB Home#	46,719	651,263
LGI Homes, Inc.†#	8,008	216,376
M/I Homes, Inc.†	14,038	265,037
MDC Holdings, Inc.	22,364	519,739
Meritage Homes Corp.†	22,699	828,286
New Home Co., Inc.†#	5,094	51,602
PICO Holdings, Inc.†	13,169	121,945
Taylor Morrison Home Corp., Class A†	18,610	277,289
TRI Pointe Group, Inc.†	92,530	1,078,900
WCI Communities, Inc.†	8,838	152,102
William Lyon Homes, Class A†#	11,168	181,145

		6,963,156

Casino Hotels — 0.1%
Boyd Gaming Corp.†	45,674	863,695
Caesars Entertainment Corp.†#	31,722	232,522
Monarch Casino & Resort, Inc.†	5,814	122,792

		1,219,009

Casino Services — 0.1%
Eldorado Resorts, Inc.†	16,141	240,501
Scientific Games Corp., Class A†#	28,751	281,472

		521,973

Cellular Telecom — 0.0%
Leap Wireless CVR(1)(2)	35,827	0

Chemicals - Diversified — 0.5%
Aceto Corp.	16,667	371,841
Axiall Corp.	40,204	936,351
Innophos Holdings, Inc.	11,106	425,804
Innospec, Inc.	13,876	673,818
Koppers Holdings, Inc.†	11,754	297,494
Olin Corp.	93,213	2,144,831

		4,850,139

Chemicals - Fibers — 0.0%
Rayonier Advanced Materials, Inc.	23,277	301,670

Chemicals - Other — 0.0%
American Vanguard Corp.†	16,669	218,364

Security Description	Shares	Value (Note 2)

Chemicals - Plastics — 0.3%
A. Schulman, Inc.	16,766	$424,347
Landec Corp.†	15,425	178,622
PolyOne Corp.	50,367	1,887,251

		2,490,220

Chemicals - Specialty — 1.1%
Balchem Corp.	17,797	1,066,930
Calgon Carbon Corp.	30,171	448,945
Chemtura Corp.†	38,454	1,025,953
Ferro Corp.†	41,780	577,817
H.B. Fuller Co.	28,861	1,317,793
Hawkins, Inc.	6,077	237,125
KMG Chemicals, Inc.	5,535	118,892
Kraton Performance Polymers, Inc.†	17,934	487,625
Minerals Technologies, Inc.	19,881	1,145,146
Oil-Dri Corp. of America	2,808	91,288
OMNOVA Solutions, Inc.†	26,816	184,762
Quaker Chemical Corp.	7,632	659,481
Sensient Technologies Corp.	26,752	1,825,021
Stepan Co.	11,042	637,013
Tronox, Ltd., Class A	36,408	168,569
Univar, Inc.†	22,825	425,915
Valhi, Inc.#	10,932	21,864

		10,440,139

Circuit Boards — 0.1%
Multi-Fineline Electronix, Inc.†	5,204	115,112
Park Electrochemical Corp.	11,670	190,921
TTM Technologies, Inc.†	33,791	264,584

		570,617

Coal — 0.0%
Cloud Peak Energy, Inc.†#	34,938	68,478
Hallador Energy Co.#	6,233	26,615
SunCoke Energy, Inc.	37,340	225,907
Westmoreland Coal Co.†#	10,252	82,939

		403,939

Coatings/Paint — 0.0%
Kronos Worldwide, Inc.#	11,994	70,165

Coffee — 0.0%
Farmer Bros. Co.†	4,432	125,204

Commercial Services — 0.5%
Care.com, Inc.†	10,970	97,962
Collectors Universe, Inc.	4,089	79,572
Healthcare Services Group, Inc.	40,920	1,595,880
HMS Holdings Corp.†	50,684	837,553
Medifast, Inc.	6,219	198,448
National Research Corp., Class A	5,614	76,912
Nutrisystem, Inc.	16,557	449,357
PFSweb, Inc.†#	6,898	86,053
RPX Corp.†	31,068	312,233
ServiceSource International, Inc.†#	33,709	125,397
SP Plus Corp.†	9,590	214,049
Team, Inc.†#	16,549	501,766
Weight Watchers International, Inc.†#	15,801	239,543

		4,814,725

Commercial Services - Finance — 0.9%
Cardtronics, Inc.†	25,687	1,009,242
CBIZ, Inc.†	28,331	299,175
CPI Card Group, Inc.#	9,658	40,177
Euronet Worldwide, Inc.†	29,303	2,338,672
Everi Holdings, Inc.†	37,665	53,861
EVERTEC, Inc.	37,659	576,559

208

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Commercial Services - Finance (continued)
Green Dot Corp., Class A†	26,268	$579,472
LendingTree, Inc.†#	3,316	276,057
Liberty Tax, Inc.	3,405	39,839
MarketAxess Holdings, Inc.	21,104	2,953,294
MoneyGram International, Inc.†	16,747	108,688
Travelport Worldwide, Ltd.	60,423	800,001

		9,075,037

Communications Software — 0.1%
BroadSoft, Inc.†#	16,681	727,292
Digi International, Inc.†	14,269	157,530
pdvWireless, Inc.†	7,434	179,382
Seachange International, Inc.†	19,089	63,185
Xura, Inc.†	12,992	322,461

		1,449,850

Computer Aided Design — 0.2%
Aspen Technology, Inc.†	48,337	1,842,606

Computer Data Security — 0.1%
Qualys, Inc.†	14,226	443,709
Varonis Systems, Inc.†#	5,128	124,713

		568,422

Computer Graphics — 0.1%
Monotype Imaging Holdings, Inc.	22,917	547,258

Computer Services — 1.9%
Barracuda Networks, Inc.†	4,629	79,665
CACI International, Inc., Class A†	13,840	1,394,657
Carbonite, Inc.†	10,377	95,883
Ciber, Inc.†	45,128	55,959
Convergys Corp.	56,574	1,594,821
Engility Holdings, Inc.†	10,266	241,559
EPAM Systems, Inc.†	27,654	2,115,807
ExlService Holdings, Inc.†	19,061	987,360
Fleetmatics Group PLC†	21,882	894,974
Globant SA†#	8,747	351,105
Insight Enterprises, Inc.†	22,189	602,209
KEYW Holding Corp.†#	19,178	171,068
LivePerson, Inc.†	32,658	227,953
Luxoft Holding, Inc.†	10,505	682,195
Manhattan Associates, Inc.†	41,787	2,755,017
MAXIMUS, Inc.	37,228	2,146,194
Science Applications International Corp.	26,354	1,438,138
Sykes Enterprises, Inc.†	22,314	665,403
Syntel, Inc.†	17,964	827,781
TeleTech Holdings, Inc.	9,310	254,163
Unisys Corp.†#	28,575	241,173
Virtusa Corp.†	16,971	597,888

		18,420,972

Computer Software — 0.6%
Apigee Corp.†	2,928	31,710
Avid Technology, Inc.†	18,496	110,051
Blackbaud, Inc.	26,471	1,658,938
Code Rebel Corp.†#	614	135
Cornerstone OnDemand, Inc.†	30,876	1,235,349
Envestnet, Inc.†#	22,168	749,057
Guidance Software, Inc.†	10,897	60,478
j2 Global, Inc.	27,323	1,829,821
Workiva, Inc.†#	4,191	57,836

		5,733,375

Computers — 0.0%
Silicon Graphics International Corp.†#	19,927	104,816

Security Description	Shares	Value (Note 2)

Computers - Integrated Systems — 0.5%
Agilysys, Inc.†	8,781	$103,001
Cray, Inc.†	23,367	778,588
Diebold, Inc.	37,120	959,552
Mercury Systems, Inc.†	19,576	415,990
MTS Systems Corp.	8,532	407,830
NetScout Systems, Inc.†	52,532	1,274,426
Silver Spring Networks, Inc.†	20,859	272,210
Super Micro Computer, Inc.†	21,103	553,743

		4,765,340

Computers - Memory Devices — 0.1%
Brocade Communications Systems, Inc.	32,351	293,102
Datalink Corp.†	11,776	95,032
Imation Corp.†	20,110	35,394
Nimble Storage, Inc.†#	28,999	258,961
Pure Storage, Inc., Class A†#	16,395	193,133
Quantum Corp.†#	123,308	47,067
Violin Memory, Inc.†#	52,011	29,532

		952,221

Computers - Other — 0.1%
ExOne Co.†#	5,998	63,099
Stratasys, Ltd.†#	29,150	665,203

		728,302

Computers - Periphery Equipment — 0.1%
Electronics For Imaging, Inc.†	26,837	1,176,266
Immersion Corp.†	16,037	102,637

		1,278,903

Computers - Voice Recognition — 0.0%
Vocera Communications, Inc.†	14,727	170,097

Consulting Services — 0.6%
Advisory Board Co.†	24,290	797,441
CEB, Inc.	19,154	1,221,259
CRA International, Inc.†	5,245	123,572
Forrester Research, Inc.	5,753	211,768
Franklin Covey Co.†	7,034	107,620
FTI Consulting, Inc.†	23,812	996,532
Hackett Group, Inc.	13,708	200,411
Huron Consulting Group, Inc.†	13,258	776,123
ICF International, Inc.†	11,177	455,798
Navigant Consulting, Inc.†	27,613	439,875
Pendrell Corp.†	95,160	55,193
Vectrus, Inc.†	6,028	153,172

		5,538,764

Consumer Products - Misc. — 0.4%
Central Garden & Pet Co., Class A†	24,209	441,330
CSS Industries, Inc.	5,349	143,032
Helen of Troy, Ltd.†	16,312	1,677,363
Tumi Holdings, Inc.†	32,109	861,485
WD-40 Co.	8,339	928,714

		4,051,924

Containers - Metal/Glass — 0.1%
Greif, Inc., Class A	17,630	632,212

Containers - Paper/Plastic — 0.4%
AEP Industries, Inc.	2,269	136,162
Berry Plastics Group, Inc.†	67,689	2,651,378
KapStone Paper and Packaging Corp.	48,748	743,407
Multi Packaging Solutions International, Ltd.†	10,568	167,186
Multi-Color Corp.#	7,225	450,479

		4,148,612

209

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Cosmetics & Toiletries — 0.1%
Elizabeth Arden, Inc.†#	14,944	$137,186
Inter Parfums, Inc.	9,717	284,125
Revlon, Inc., Class A†	6,585	205,320

		626,631

Data Processing/Management — 0.6%
Acxiom Corp.†	44,749	947,784
Amber Road, Inc.†#	10,114	60,583
CommVault Systems, Inc.†	25,892	1,172,390
CSG Systems International, Inc.	18,747	796,935
Fair Isaac Corp.	17,775	1,980,668
Pegasystems, Inc.	20,464	539,635

		5,497,995

Decision Support Software — 0.1%
Castlight Health, Inc., Class B†#	19,312	81,303
Interactive Intelligence Group, Inc.†	9,904	408,342
QAD, Inc., Class A	5,854	109,997

		599,642

Diagnostic Equipment — 0.3%
Accelerate Diagnostics, Inc.†#	12,315	156,524
BioTelemetry, Inc.†	15,485	269,749
Cepheid†	41,092	1,150,987
GenMark Diagnostics, Inc.†#	24,122	181,639
Genomic Health, Inc.†	10,183	272,904
Oxford Immunotec Global PLC†#	11,530	101,694
Repligen Corp.†	18,805	450,568

		2,584,065

Diagnostic Kits — 0.1%
Meridian Bioscience, Inc.	23,878	465,143
OraSure Technologies, Inc.†	32,295	248,026
Quidel Corp.†#	16,473	273,617

		986,786

Direct Marketing — 0.0%
EVINE Live, Inc.†	28,560	43,840
Harte-Hanks, Inc.	27,608	27,301

		71,141

Disposable Medical Products — 0.5%
ICU Medical, Inc.†	8,091	841,383
Merit Medical Systems, Inc.†	25,204	473,079
STERIS PLC	48,074	3,337,778
Utah Medical Products, Inc.	2,148	140,565

		4,792,805

Distribution/Wholesale — 0.8%
Beacon Roofing Supply, Inc.†	28,406	1,225,719
Core-Mark Holding Co., Inc.	13,219	1,131,811
Essendant, Inc.	21,934	675,348
G-III Apparel Group, Ltd.†	22,831	893,149
H&E Equipment Services, Inc.#	17,868	343,423
Pool Corp.	24,917	2,281,650
ScanSource, Inc.†	15,217	584,028
Systemax, Inc.†	6,471	58,821
Titan Machinery, Inc.†#	9,917	105,814
Veritiv Corp.†	4,662	181,259

		7,481,022

Diversified Financial Services — 0.0%
Ladder Capital Corp., Class A	25,651	315,764
On Deck Capital, Inc.†#	6,629	34,272

		350,036

Security Description	Shares	Value (Note 2)

Diversified Manufacturing Operations — 0.7%
Actuant Corp., Class A	34,093	$930,398
AZZ, Inc.	14,749	870,486
Barnes Group, Inc.	31,361	1,047,144
Chase Corp.	3,959	232,552
EnPro Industries, Inc.	13,065	660,697
Fabrinet†	20,279	719,904
Federal Signal Corp.	35,791	465,641
GP Strategies Corp.†	7,471	179,304
Handy & Harman, Ltd.†	1,499	37,475
Harsco Corp.	45,844	301,654
LSB Industries, Inc.†#	11,296	148,542
Lydall, Inc.†	9,740	368,756
NL Industries, Inc.†	3,899	11,970
Raven Industries, Inc.#	21,638	436,222
Standex International Corp.	7,314	633,904
Tredegar Corp.	14,343	233,074

		7,277,723

Diversified Minerals — 0.1%
Fairmount Santrol Holdings, Inc.†#	36,619	197,010
United States Lime & Minerals, Inc.	1,139	60,925
US Silica Holdings, Inc.#	30,563	871,963

		1,129,898

Diversified Operations — 0.1%
HRG Group, Inc.†	45,017	591,073
Resource America, Inc., Class A	9,142	88,129

		679,202

Diversified Operations/Commercial Services — 0.1%
Civeo Corp.†	61,434	123,482
Viad Corp.	11,481	365,211
Volt Information Sciences, Inc.†	5,462	34,137

		522,830

Drug Delivery Systems — 0.4%
Antares Pharma, Inc.†#	88,584	85,926
BioDelivery Sciences International, Inc.†#	26,490	59,603
Catalent, Inc.†	47,870	1,346,104
Depomed, Inc.†#	34,325	701,260
Heron Therapeutics, Inc.†#	16,540	353,956
Nektar Therapeutics†	75,289	1,162,462
Revance Therapeutics, Inc.†#	10,368	212,544

		3,921,855

E-Commerce/Products — 0.3%
1-800-flowers.com, Inc., Class A†	14,308	115,322
Blue Nile, Inc.	6,794	179,158
Chegg, Inc.†#	43,692	213,217
Etsy, Inc.†	11,442	105,839
FTD Cos., Inc.†	10,453	284,740
Lands’ End, Inc.†#	9,410	157,806
Overstock.com, Inc.†	6,867	117,082
Shutterfly, Inc.†	19,961	964,116
Wayfair, Inc., Class A†#	11,484	472,911

		2,610,191

E-Commerce/Services — 0.3%
Angie’s List, Inc.†#	25,076	220,669
ChannelAdvisor Corp.†	12,409	153,872
GrubHub, Inc.†#	43,039	1,101,368
Quotient Technology, Inc.†#	34,946	389,997
RetailMeNot, Inc.†	21,993	158,790
Stamps.com, Inc.†#	8,162	742,660
TrueCar, Inc.†#	28,012	212,611
United Online, Inc.†	8,402	91,834

		3,071,801

210

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
E-Marketing/Info — 0.3%
comScore, Inc.†	28,051	$908,291
Liquidity Services, Inc.†	13,788	92,380
Marin Software, Inc.†	17,123	40,410
Marketo, Inc.†#	19,917	701,676
New Media Investment Group, Inc.	25,572	445,720
QuinStreet, Inc.†	20,367	75,358
Rocket Fuel, Inc.†#	15,112	38,838
Rubicon Project, Inc.†#	14,697	215,311

		2,517,984

E-Services/Consulting — 0.0%
Perficient, Inc.†	20,284	424,950

Educational Software — 0.0%
2U, Inc.†#	14,864	413,814
Instructure, Inc.†#	2,708	46,984

		460,798

Electric Products - Misc. — 0.2%
Graham Corp.	5,797	104,694
Littelfuse, Inc.	12,923	1,480,071
Novanta, Inc.†	19,695	301,530

		1,886,295

Electric - Distribution — 0.0%
EnerNOC, Inc.†#	15,498	102,287
Genie Energy, Ltd.#	7,169	54,197
Spark Energy, Inc., Class A#	1,722	51,815

		208,299

Electric - Generation — 0.1%
Atlantic Power Corp.	69,776	163,974
Talen Energy Corp.†	47,767	549,320

		713,294

Electric - Integrated — 1.6%
ALLETE, Inc.	27,907	1,611,350
Ameresco, Inc., Class A†	11,484	53,745
Avista Corp.	35,648	1,433,763
Black Hills Corp.#	28,739	1,739,859
El Paso Electric Co.	23,122	1,032,628
Empire District Electric Co.	24,959	836,126
IDACORP, Inc.	28,820	2,109,912
MGE Energy, Inc.	19,845	1,006,340
NorthWestern Corp.	26,927	1,560,689
Otter Tail Corp.	21,457	634,698
PNM Resources, Inc.	45,596	1,497,373
Portland General Electric Co.	49,377	2,033,345
Unitil Corp.	7,995	316,762

		15,866,590

Electronic Components - Misc. — 0.8%
AVX Corp.	26,448	365,247
Bel Fuse, Inc., Class B	5,929	107,196
Benchmark Electronics, Inc.†	29,995	621,796
CTS Corp.	19,003	339,774
Kimball Electronics, Inc.†	16,699	188,198
Knowles Corp.†	48,720	712,286
Methode Electronics, Inc.	21,952	647,803
NVE Corp.	2,781	157,043
OSI Systems, Inc.†	11,340	604,195
Plexus Corp.†	19,237	844,889
Rogers Corp.†	10,662	708,703
Sanmina Corp.†	44,437	1,190,467
Sparton Corp.†	5,673	110,113
Stoneridge, Inc.†	16,038	263,184

Security Description	Shares	Value (Note 2)

Electronic Components - Misc. (continued)
Vishay Intertechnology, Inc.#	77,530	$1,004,789
Vishay Precision Group, Inc.†	7,213	97,448
ZAGG, Inc.†	16,902	81,806

		8,044,937

Electronic Components - Semiconductors — 2.0%
Advanced Micro Devices, Inc.†#	364,120	1,664,028
Alpha & Omega Semiconductor, Ltd.†	12,541	171,686
Ambarella, Inc.†#	17,933	741,350
Amkor Technology, Inc.†	56,621	357,278
Applied Micro Circuits Corp.†#	46,350	304,983
Cavium, Inc.†	31,293	1,556,827
CEVA, Inc.†	11,796	318,964
Diodes, Inc.†	21,462	413,358
DSP Group, Inc.†	12,799	134,006
EMCORE Corp.†	14,220	80,485
Fairchild Semiconductor International, Inc.†	66,650	1,324,335
Inphi Corp.†#	21,921	683,716
Intersil Corp., Class A	75,463	1,020,260
InvenSense, Inc.†#	44,346	274,058
IXYS Corp.	14,205	154,977
Kopin Corp.†	38,064	81,838
Lattice Semiconductor Corp.†	66,862	389,137
MACOM Technology Solutions Holdings, Inc.†	13,428	483,408
Microsemi Corp.†	62,181	2,103,583
Monolithic Power Systems, Inc.	22,628	1,546,171
QLogic Corp.†	49,950	692,307
Rambus, Inc.†#	66,101	799,822
Rovi Corp.†	46,812	786,910
Semtech Corp.†	38,003	894,591
Silicon Laboratories, Inc.†	24,449	1,216,338
Synaptics, Inc.†	21,084	1,430,128

		19,624,544

Electronic Design Automation — 0.1%
Mentor Graphics Corp.	57,248	1,227,397

Electronic Measurement Instruments — 0.3%
Badger Meter, Inc.	8,288	621,600
ESCO Technologies, Inc.#	14,935	601,433
FARO Technologies, Inc.†	9,949	352,095
Itron, Inc.†	22,011	969,585
Mesa Laboratories, Inc.#	1,653	163,035

		2,707,748

Electronic Parts Distribution — 0.2%
Tech Data Corp.†	20,977	1,585,232

Electronic Security Devices — 0.1%
American Science & Engineering, Inc.	4,229	132,960
TASER International, Inc.†#	30,596	684,432

		817,392

Energy - Alternate Sources — 0.2%
Clean Energy Fuels Corp.†#	40,762	132,476
Enphase Energy, Inc.†#	15,784	32,989
FuelCell Energy, Inc.†	11,959	91,486
FutureFuel Corp.	13,971	155,497
Green Plains, Inc.	21,723	403,179
Pacific Ethanol, Inc.†#	14,115	89,348
Pattern Energy Group, Inc.#	31,510	686,288
Plug Power, Inc.†#	99,282	190,621
Renewable Energy Group, Inc.†	25,150	231,631
REX American Resources Corp.†	3,272	191,150
Sunrun, Inc.†#	10,187	64,586
TerraForm Global, Inc.	24,265	67,457
Vivint Solar, Inc.†#	11,828	42,463

		2,379,171

211

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Engineering/R&D Services — 0.3%
Argan, Inc.#	7,422	$257,543
EMCOR Group, Inc.	35,319	1,679,419
Exponent, Inc.	14,873	801,803
Mistras Group, Inc.†	9,592	237,978
NV5 Global, Inc.†	2,927	79,761
VSE Corp.	2,381	160,027

		3,216,531

Engines - Internal Combustion — 0.1%
Briggs & Stratton Corp.	25,530	569,829
Power Solutions International, Inc.†#	2,662	43,178

		613,007

Enterprise Software/Service — 1.4%
Actua Corp.†	23,237	225,631
American Software, Inc., Class A	14,263	137,495
Benefitfocus, Inc.†#	4,512	165,636
Evolent Health, Inc.†#	7,455	114,211
Guidewire Software, Inc.†	39,710	2,330,977
Hortonworks, Inc.†#	4,334	50,621
ManTech International Corp., Class A	13,872	498,421
MicroStrategy, Inc., Class A†	5,316	991,647
MobileIron, Inc.†#	22,260	73,458
Model N, Inc.†	11,979	147,342
Omnicell, Inc.†	20,749	671,230
OPOWER, Inc.†	14,966	154,000
Proofpoint, Inc.†#	22,566	1,322,819
PROS Holdings, Inc.†#	13,680	191,383
Qlik Technologies, Inc.†	52,282	1,500,493
Sapiens International Corp. NV	13,673	166,127
SPS Commerce, Inc.†	9,461	515,624
SYNNEX Corp.	16,457	1,499,233
TubeMogul, Inc.†	7,995	99,218
Tyler Technologies, Inc.†	19,061	2,921,861
Xactly Corp.†	4,364	43,029

		13,820,456

Entertainment Software — 0.2%
Glu Mobile, Inc.†#	68,883	164,630
Take-Two Interactive Software, Inc.†	47,838	1,861,377

		2,026,007

Environmental Consulting & Engineering — 0.1%
Tetra Tech, Inc.	34,494	1,055,516
TRC Cos., Inc.†	9,789	62,258

		1,117,774

Environmental Monitoring & Detection — 0.1%
MSA Safety, Inc.	16,768	844,604

Extended Service Contracts — 0.0%
James River Group Holdings, Ltd.	6,297	222,599

Filtration/Separation Products — 0.2%
CLARCOR, Inc.	28,205	1,672,557

Finance - Commercial — 0.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	21,486	436,810
NewStar Financial, Inc.†	13,828	116,570

		553,380

Finance - Consumer Loans — 0.2%
Encore Capital Group, Inc.†#	14,899	400,634
Enova International, Inc.†	14,922	108,632
Nelnet, Inc., Class A	13,586	498,335
Ocwen Financial Corp.†#	61,498	121,766
PRA Group, Inc.†#	27,660	760,927

Security Description	Shares	Value (Note 2)

Finance - Consumer Loans (continued)
Regional Management Corp.†	6,171	$105,339
World Acceptance Corp.†#	4,312	188,348

		2,183,981

Finance - Credit Card — 0.1%
Blackhawk Network Holdings, Inc.†	31,081	1,069,808

Finance - Investment Banker/Broker — 0.6%
Cowen Group, Inc., Class A†#	63,770	213,630
Diamond Hill Investment Group, Inc.	1,712	308,605
Evercore Partners, Inc., Class A	19,815	1,030,380
GAIN Capital Holdings, Inc.	18,472	127,826
Greenhill & Co., Inc.	16,764	345,674
Houlihan Lokey, Inc.	6,803	164,292
INTL. FCStone, Inc.†	8,609	240,105
Investment Technology Group, Inc.	19,593	361,295
KCG Holdings, Inc., Class A†	19,089	268,582
Ladenburg Thalmann Financial Services, Inc.†	60,298	160,393
Moelis & Co.	10,070	268,466
Oppenheimer Holdings, Inc., Class A	5,932	93,370
Piper Jaffray Cos.†	8,519	359,757
Stifel Financial Corp.†	38,315	1,447,541
Virtu Financial, Inc., Class A	10,883	193,826

		5,583,742

Finance - Leasing Companies — 0.1%
Aircastle, Ltd.#	35,721	755,142
Marlin Business Services Corp.	4,967	75,300

		830,442

Finance - Mortgage Loan/Banker — 0.3%
Arlington Asset Investment Corp., Class A#	13,087	174,057
Ellie Mae, Inc.†	16,832	1,425,839
Federal Agricultural Mtg. Corp., Class C	5,994	216,203
FNFV Group†	45,807	550,600
Impac Mortgage Holdings, Inc.†	4,934	69,717
Nationstar Mtg. Holdings, Inc.†#	22,489	286,960
PennyMac Financial Services, Inc., Class A†	7,578	104,349
PHH Corp.†	28,425	405,909
Stonegate Mtg. Corp.†#	8,335	31,590
Walter Investment Management Corp.†#	21,599	107,347

		3,372,571

Finance - Other Services — 0.2%
BGC Partners, Inc., Class A	104,888	974,410
JG Wentworth Co.†#	8,296	4,812
WageWorks, Inc.†	20,456	1,146,559

		2,125,781

Financial Guarantee Insurance — 0.4%
MBIA, Inc.†#	76,952	554,054
MGIC Investment Corp.†	192,170	1,354,799
NMI Holdings, Inc., Class A†	28,525	177,996
Radian Group, Inc.#	109,575	1,359,826

		3,446,675

Firearms & Ammunition — 0.1%
Smith & Wesson Holding Corp.†#	30,776	750,011
Sturm Ruger & Co., Inc.	10,700	708,661

		1,458,672

Food - Canned — 0.2%
Seneca Foods Corp., Class A†	4,648	145,110
TreeHouse Foods, Inc.†	24,244	2,295,907

		2,441,017

212

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Food - Confectionery — 0.1%
Amplify Snack Brands, Inc.†	8,489	$110,782
Tootsie Roll Industries, Inc.#	10,985	393,153

		503,935

Food - Dairy Products — 0.1%
Dean Foods Co.#	54,013	987,358
Lifeway Foods, Inc.†	2,719	25,749

		1,013,107

Food - Flour & Grain — 0.3%
Post Holdings, Inc.†	34,830	2,647,428
Seaboard Corp.†	150	453,000

		3,100,428

Food - Misc./Diversified — 0.8%
B&G Foods, Inc.	33,177	1,426,279
Cal-Maine Foods, Inc.#	17,927	797,751
Darling Ingredients, Inc.†	94,577	1,451,757
Inventure Foods, Inc.†#	11,191	83,821
J&J Snack Foods Corp.	8,523	899,176
John B. Sanfilippo & Son, Inc.	4,760	225,243
Lancaster Colony Corp.	10,601	1,285,159
Senomyx, Inc.†#	25,079	70,974
Snyder’s-Lance, Inc.	39,646	1,225,458
TerraVia Holdings, Inc.†#	45,833	113,666

		7,579,284

Food - Retail — 0.2%
Ingles Markets, Inc., Class A	7,636	284,670
Smart & Final Stores, Inc.†#	13,897	220,546
SUPERVALU, Inc.†	149,856	693,833
Village Super Market, Inc., Class A	4,099	111,083
Weis Markets, Inc.	6,306	316,372

		1,626,504

Food - Wholesale/Distribution — 0.4%
Calavo Growers, Inc.	8,432	477,335
Chefs’ Warehouse, Inc.†	10,792	163,823
Fresh Del Monte Produce, Inc.#	19,076	999,010
Performance Food Group Co.†	9,144	227,046
SpartanNash Co.	21,530	639,656
United Natural Foods, Inc.†	28,664	1,068,021

		3,574,891

Footwear & Related Apparel — 0.4%
Crocs, Inc.†	44,067	433,619
Deckers Outdoor Corp.†#	18,488	972,284
Iconix Brand Group, Inc.†#	27,325	210,676
Steven Madden, Ltd.†	32,216	1,105,331
Weyco Group, Inc.	3,762	103,680
Wolverine World Wide, Inc.	59,085	1,075,938

		3,901,528

Forestry — 0.0%
Deltic Timber Corp.#	6,290	404,950

Funeral Services & Related Items — 0.1%
Carriage Services, Inc.#	8,480	199,619
Matthews International Corp., Class A	18,869	1,035,342

		1,234,961

Gambling (Non-Hotel) — 0.1%
Caesars Acquisition Co., Class A†	26,464	263,052
Isle of Capri Casinos, Inc.†	12,656	201,104
Pinnacle Entertainment, Inc.†	34,644	390,091

		854,247

Security Description	Shares	Value (Note 2)

Gas - Distribution — 1.4%
Chesapeake Utilities Corp.	8,716	$502,826
New Jersey Resources Corp.	48,989	1,721,963
Northwest Natural Gas Co.	15,646	858,966
ONE Gas, Inc.	30,106	1,765,717
Piedmont Natural Gas Co., Inc.	44,520	2,673,871
South Jersey Industries, Inc.	39,168	1,131,564
Southwest Gas Corp.	26,814	1,861,696
Spire, Inc.	24,797	1,576,593
WGL Holdings, Inc.	28,466	1,856,837

		13,950,033

Golf — 0.0%
Callaway Golf Co.	44,684	449,521

Hazardous Waste Disposal — 0.1%
Heritage-Crystal Clean, Inc.†	7,194	85,609
US Ecology, Inc.#	12,398	561,753

		647,362

Health Care Cost Containment — 0.2%
CorVel Corp.†	4,924	237,042
ExamWorks Group, Inc.†	23,664	826,110
HealthEquity, Inc.†	20,763	535,893

		1,599,045

Healthcare Safety Devices — 0.0%
Tandem Diabetes Care, Inc.†#	10,113	66,240
Unilife Corp.†#	6,628	23,397

		89,637

Heart Monitors — 0.0%
HeartWare International, Inc.†#	9,878	290,413

Home Furnishings — 0.3%
American Woodmark Corp.†	7,347	593,344
Bassett Furniture Industries, Inc.	6,157	171,842
Ethan Allen Interiors, Inc.	14,558	491,623
Flexsteel Industries, Inc.	3,360	137,424
Hooker Furniture Corp.	6,189	149,712
La-Z-Boy, Inc.	29,302	775,917
Select Comfort Corp.†	29,938	671,210

		2,991,072

Hotels/Motels — 0.2%
Belmond, Ltd., Class A†	55,456	527,386
Diamond Resorts International, Inc.†#	23,842	546,697
Interval Leisure Group, Inc.	22,403	321,707
La Quinta Holdings, Inc.†	53,601	636,780
Marcus Corp.	10,510	203,894
Morgans Hotel Group Co.†	15,520	33,989

		2,270,453

Housewares — 0.0%
Libbey, Inc.	12,504	213,693
Lifetime Brands, Inc.	6,162	89,842
NACCO Industries, Inc., Class A	2,370	124,520

		428,055

Human Resources — 0.9%
AMN Healthcare Services, Inc.†	27,223	1,016,507
Barrett Business Services, Inc.	4,088	152,728
CDI Corp.	8,176	51,918
Cross Country Healthcare, Inc.†	18,413	250,785
Heidrick & Struggles International, Inc.	10,487	193,590
Insperity, Inc.	11,090	798,147
Kelly Services, Inc., Class A#	17,033	337,594
Kforce, Inc.	14,117	263,988

213

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Human Resources (continued)
Korn/Ferry International	28,858	$832,553
Monster Worldwide, Inc.†	52,093	138,046
On Assignment, Inc.†	29,610	1,115,409
Patriot National, Inc.†#	4,760	35,938
Paylocity Holding Corp.†#	8,864	325,397
Resources Connection, Inc.	21,508	335,095
Team Health Holdings, Inc.†	40,724	1,953,530
TriNet Group, Inc.†	23,560	474,734
TrueBlue, Inc.†	24,008	475,599

		8,751,558

Identification Systems — 0.1%
Brady Corp., Class A	27,347	869,361
Imprivata, Inc.†	5,213	70,845

		940,206

Import/Export — 0.0%
Castle Brands, Inc.†#	38,115	34,170

Independent Power Producers — 0.4%
Abengoa Yield PLC#	28,079	504,860
Dynegy, Inc.†	68,221	1,285,284
NRG Yield, Inc., Class A#	19,753	286,419
NRG Yield, Inc., Class C#	35,542	549,479
Ormat Technologies, Inc.	21,292	928,544

		3,554,586

Industrial Audio & Video Products — 0.1%
IMAX Corp.†	34,574	1,152,697

Industrial Automated/Robotic — 0.0%
Hurco Cos., Inc.	3,743	120,637

Instruments - Controls — 0.3%
Allied Motion Technologies, Inc.	3,573	81,393
Control4 Corp.†#	11,923	93,595
Watts Water Technologies, Inc., Class A	16,125	927,994
Woodward, Inc.	36,967	2,104,901

		3,207,883

Instruments - Scientific — 0.3%
FEI Co.	23,533	2,528,621
Fluidigm Corp.†#	16,477	162,134

		2,690,755

Insurance Brokers — 0.0%
Crawford & Co., Class B	16,276	139,485
eHealth, Inc.†#	10,252	141,683

		281,168

Insurance - Life/Health — 0.5%
American Equity Investment Life Holding Co.	45,696	740,732
CNO Financial Group, Inc.	104,973	2,129,902
FBL Financial Group, Inc., Class A	5,504	346,257
Fidelity & Guaranty Life#	6,444	153,045
Independence Holding Co.#	4,037	63,946
National Western Life Group, Inc., Class A	1,276	272,439
Primerica, Inc.#	27,194	1,525,855
Trupanion, Inc.†#	9,351	141,387

		5,373,563

Insurance - Multi-line — 0.2%
Citizens, Inc.†#	28,095	224,198
Horace Mann Educators Corp.	23,550	802,113
Kemper Corp.	24,897	804,422
United Fire Group, Inc.	11,589	477,119

		2,307,852

Security Description	Shares	Value (Note 2)

Insurance - Property/Casualty — 1.3%
Ambac Financial Group, Inc.†	25,762	$424,815
AMERISAFE, Inc.	10,864	659,771
Atlas Financial Holdings, Inc.†	5,942	106,897
Baldwin & Lyons, Inc., Class B	5,378	126,060
Donegal Group, Inc., Class A	4,876	78,942
EMC Insurance Group, Inc.	4,260	113,827
Employers Holdings, Inc.	18,256	544,942
Enstar Group, Ltd.†	5,202	810,836
Federated National Holding Co.	8,113	175,079
First American Financial Corp.	61,341	2,345,680
Global Indemnity PLC†	4,753	143,160
Hallmark Financial Services, Inc.†	8,092	79,059
HCI Group, Inc.#	4,907	155,797
Heritage Insurance Holdings, Inc.	14,138	186,056
Infinity Property & Casualty Corp.	6,563	511,455
National General Holdings Corp.	22,459	465,575
National Interstate Corp.	4,081	126,878
Navigators Group, Inc.†	6,072	553,038
OneBeacon Insurance Group, Ltd., Class A	13,001	169,273
RLI Corp.	24,723	1,634,437
Safety Insurance Group, Inc.	8,639	513,243
Selective Insurance Group, Inc.	32,599	1,211,053
State Auto Financial Corp.	8,580	175,890
Stewart Information Services Corp.	13,137	488,959
Third Point Reinsurance, Ltd.†	48,316	565,297
United Insurance Holdings Corp.	9,811	172,281
Universal Insurance Holdings, Inc.#	18,334	356,413

		12,894,713

Insurance - Reinsurance — 0.3%
Argo Group International Holdings, Ltd.	17,589	926,061
Essent Group, Ltd.†	31,816	695,498
Greenlight Capital Re, Ltd., Class A†#	16,556	336,749
Maiden Holdings, Ltd.	28,954	379,876
State National Cos., Inc.	17,882	192,589

		2,530,773

Internet Application Software — 0.2%
Bazaarvoice, Inc.†	34,925	129,921
Box, Inc., Class A†#	7,396	92,894
Connecture, Inc.†#	3,802	5,323
Intralinks Holdings, Inc.†	23,003	180,343
Lionbridge Technologies, Inc.†	36,828	160,202
RealNetworks, Inc.†	13,274	57,078
Textura Corp.†	11,329	294,554
VirnetX Holding Corp.†#	25,913	125,937
Zendesk, Inc.†#	30,763	753,386

		1,799,638

Internet Connectivity Services — 0.1%
Boingo Wireless, Inc.†#	20,966	155,149
Cogent Communications Holdings, Inc.#	26,360	1,049,655
Internap Corp.†	31,466	68,281

		1,273,085

Internet Content - Entertainment — 0.1%
Global Eagle Entertainment, Inc.†#	26,534	192,372
Limelight Networks, Inc.†	34,838	50,863
Shutterstock, Inc.†#	11,238	471,546

		714,781

Internet Content - Information/News — 0.3%
Bankrate, Inc.†	38,198	347,220
DHI Group, Inc.†	25,449	179,415
HealthStream, Inc.†	14,452	339,477
MaxPoint Interactive, Inc.†#	980	10,261

214

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Internet Content - Information/News (continued)
Reis, Inc.	4,876	$114,196
Travelzoo, Inc.†	3,985	32,279
WebMD Health Corp.†#	21,632	1,422,304
XO Group, Inc.†	15,142	256,354

		2,701,506

Internet Incubators — 0.0%
ModusLink Global Solutions, Inc.†#	21,605	29,815

Internet Security — 0.1%
AVG Technologies NV†	23,447	450,651
Corindus Vascular Robotics, Inc.†#	12,885	14,431
Rapid7, Inc.†#	4,594	59,033
VASCO Data Security International, Inc.†	16,801	277,721
Zix Corp.†	32,926	132,362

		934,198

Internet Telephone — 0.1%
8x8, Inc.†	50,461	644,387
RingCentral, Inc.†	30,671	605,446

		1,249,833

Investment Companies — 0.0%
Acacia Research Corp.	29,223	150,791
Real Industry, Inc.†	14,011	94,924
Tiptree Financial, Inc., Class A#	17,138	96,830

		342,545

Investment Management/Advisor Services — 0.5%
Altisource Asset Management Corp.†#	517	9,864
Altisource Portfolio Solutions SA†	8,116	226,680
Ashford, Inc.†	615	32,226
Associated Capital Group, Inc.†	3,614	108,239
Calamos Asset Management, Inc., Class A	10,199	78,430
Cohen & Steers, Inc.	11,606	447,876
Financial Engines, Inc.	29,681	820,383
GAMCO Investors, Inc., Class A	3,614	132,526
Janus Capital Group, Inc.	84,046	1,275,818
Medley Management, Inc.	3,432	20,832
OM Asset Management PLC	14,095	213,962
Pzena Investment Management, Inc., Class A	7,194	62,948
Virtus Investment Partners, Inc.#	3,919	319,046
Westwood Holdings Group, Inc.	4,409	252,724
WisdomTree Investments, Inc.#	65,313	809,881
ZAIS Group Holdings, Inc.†#	2,168	3,837

		4,815,272

Lasers - System/Components — 0.3%
Applied Optoelectronics, Inc.†#	8,553	90,234
Coherent, Inc.†	13,642	1,290,806
II-VI, Inc.†	30,019	611,787
Rofin-Sinar Technologies, Inc.†	16,121	515,066

		2,507,893

Leisure Games — 0.0%
Intrawest Resorts Holdings, Inc.†	10,330	112,287

Leisure Products — 0.0%
Escalade, Inc.	5,708	64,900
Johnson Outdoors, Inc., Class A	2,894	76,286
Marine Products Corp.	6,116	52,964

		194,150

Lighting Products & Systems — 0.2%
Universal Display Corp.†#	23,020	1,545,793

Security Description	Shares	Value (Note 2)

Linen Supply & Related Items — 0.2%
G&K Services, Inc., Class A	11,444	$857,842
UniFirst Corp.	8,505	983,774

		1,841,616

Machine Tools & Related Products — 0.0%
Milacron Holdings Corp.†	8,245	135,218

Machinery - Construction & Mining — 0.1%
Astec Industries, Inc.	10,849	578,685
Hyster-Yale Materials Handling, Inc.	5,428	332,791

		911,476

Machinery - Electrical — 0.1%
Franklin Electric Co., Inc.	27,263	910,039

Machinery - Farming — 0.1%
Alamo Group, Inc.	5,539	341,424
Lindsay Corp.	6,759	482,187

		823,611

Machinery - General Industrial — 0.4%
Albany International Corp., Class A	16,203	637,264
Altra Industrial Motion Corp.	15,115	408,710
Applied Industrial Technologies, Inc.	22,988	1,039,057
Chart Industries, Inc.†	17,484	453,885
DXP Enterprises, Inc.†	7,206	100,019
Kadant, Inc.	6,277	312,343
Tennant Co.	10,534	565,676
Twin Disc, Inc.	4,786	45,946
Xerium Technologies, Inc.†	6,302	39,829

		3,602,729

Machinery - Material Handling — 0.0%
Columbus McKinnon Corp.	11,488	172,090

Machinery - Pumps — 0.1%
Gorman-Rupp Co.	10,907	337,572
NN, Inc.#	15,214	253,465

		591,037

Marine Services — 0.0%
Great Lakes Dredge & Dock Corp.†	34,575	157,662

Medical Imaging Systems — 0.1%
Analogic Corp.	7,102	582,364
EndoChoice Holdings, Inc.†	3,773	16,375
iRadimed Corp.†#	1,610	29,849
Lantheus Holdings, Inc.†	6,890	13,436

		642,024

Medical Information Systems — 0.2%
Computer Programs & Systems, Inc.#	6,478	267,865
Everyday Health, Inc.†	12,359	83,176
Medidata Solutions, Inc.†#	31,642	1,453,633
Press Ganey Holdings, Inc.†	5,859	199,382
Quality Systems, Inc.	28,598	363,481

		2,367,537

Medical Instruments — 0.8%
Abaxis, Inc.#	12,902	593,750
AngioDynamics, Inc.†	14,437	173,388
AtriCure, Inc.†	16,240	235,318
Cardiovascular Systems, Inc.†	18,151	306,571
CONMED Corp.	15,798	629,076
CryoLife, Inc.	14,595	168,572
Endologix, Inc.†#	38,592	488,961
Entellus Medical, Inc.†#	3,093	55,489
Integra LifeSciences Holdings Corp.†	15,969	1,193,044

215

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Medical Instruments (continued)
Invuity, Inc.†#	2,561	$16,006
LivaNova PLC†#	25,079	1,224,106
Natus Medical, Inc.†	18,870	610,067
Navidea Biopharmaceuticals, Inc.†#	86,282	71,614
NuVasive, Inc.†	27,680	1,504,962
Spectranetics Corp.†#	24,265	444,535
SurModics, Inc.†	7,448	164,154
TransEnterix, Inc.†#	19,898	36,413
Vascular Solutions, Inc.†	9,882	376,405

		8,292,431

Medical Labs & Testing Services — 0.0%
Invitae Corp.†#	4,189	38,120
Natera, Inc.†#	5,630	77,637
Teladoc, Inc.†#	5,381	61,505

		177,262

Medical Laser Systems — 0.1%
Cutera, Inc.†	8,289	86,869
Cynosure, Inc., Class A†	12,686	606,010

		692,879

Medical Products — 1.7%
ABIOMED, Inc.†	23,608	2,344,510
Accuray, Inc.†	45,215	246,422
Atrion Corp.	813	319,289
Cantel Medical Corp.	19,664	1,306,280
Cerus Corp.†#	54,593	303,537
ConforMIS, Inc.†#	5,873	44,106
Exactech, Inc.†	5,835	144,008
Glaukos Corp.†	3,872	94,283
Globus Medical, Inc., Class A†	39,288	952,341
Greatbatch, Inc.†	14,607	460,997
Haemonetics Corp.†	29,585	828,380
Halyard Health, Inc.†	26,639	828,206
Hanger, Inc.†	20,202	129,899
Intersect ENT, Inc.†#	8,025	105,368
Invacare Corp.	18,528	198,250
InVivo Therapeutics Holdings Corp.†#	15,205	103,090
K2M Group Holdings, Inc.†#	10,084	126,050
LDR Holding Corp.†#	13,294	279,573
LeMaitre Vascular, Inc.	6,801	95,010
Luminex Corp.†	24,628	507,091
Medgenics, Inc.†	9,633	54,908
MiMedx Group, Inc.†#	62,183	489,380
NanoString Technologies, Inc.†	7,298	99,107
Nevro Corp.†	9,420	656,762
Novocure, Ltd.†#	4,779	53,190
Nuvectra Corp.†	4,869	43,821
NxStage Medical, Inc.†	36,199	684,161
Orthofix International NV†	10,742	475,119
Penumbra, Inc.†	2,593	136,884
Rockwell Medical, Inc.†#	28,776	275,962
SeaSpine Holdings Corp.†	4,887	48,772
Sientra, Inc.†#	3,841	22,355
T2 Biosystems, Inc.†#	5,203	44,850
West Pharmaceutical Services, Inc.	40,808	3,063,865
Wright Medical Group NV†	51,086	988,003
Zeltiq Aesthetics, Inc.†	18,443	524,888

		17,078,717

Medical - Biomedical/Gene — 3.1%
Abeona Therapeutics, Inc.†#	5,914	17,269
Acceleron Pharma, Inc.†#	12,427	425,128
Achillion Pharmaceuticals, Inc.†	67,294	629,199
Acorda Therapeutics, Inc.†	24,495	696,883

Security Description	Shares	Value (Note 2)

Medical - Biomedical/Gene (continued)
Aduro Biotech, Inc.†#	4,779	$58,734
Advaxis, Inc.†#	17,350	160,661
Adverum Biotechnologies, Inc.†#	11,190	50,579
Aegerion Pharmaceuticals, Inc.†#	14,354	25,550
Affimed NV†#	8,756	31,171
Agenus, Inc.†#	43,730	184,541
Alder Biopharmaceuticals, Inc.†#	13,214	397,345
AMAG Pharmaceuticals, Inc.†#	19,513	418,359
ANI Pharmaceuticals, Inc.†#	4,511	244,271
Applied Genetic Technologies Corp.†	5,035	86,602
Aratana Therapeutics, Inc.†#	16,967	120,975
Ardelyx, Inc.†	9,412	86,120
Arena Pharmaceuticals, Inc.†#	138,551	250,777
ARIAD Pharmaceuticals, Inc.†	95,838	848,166
Arrowhead Pharmaceuticals, Inc.†#	34,058	208,776
Assembly Biosciences, Inc.†#	8,212	46,891
Asterias Biotherapeutics, Inc.†#	5,981	18,780
Atara Biotherapeutics, Inc.†#	9,532	172,624
Bellicum Pharmaceuticals, Inc.†#	4,735	55,257
BioCryst Pharmaceuticals, Inc.†	41,513	140,729
BioTime, Inc.†#	29,810	85,257
Blueprint Medicines Corp.†	5,363	101,843
Cambrex Corp.†	17,923	876,614
Celldex Therapeutics, Inc.†#	56,374	258,193
Cellular Biomedicine Group, Inc.†	5,632	82,171
ChemoCentryx, Inc.†#	16,013	86,310
Coherus Biosciences, Inc.†#	13,499	251,756
Corium International, Inc.†#	4,974	20,841
CTI BioPharma Corp.†#	120,062	53,524
Curis, Inc.†	63,665	111,414
Cytokinetics, Inc.†#	19,858	161,843
CytomX Therapeutics, Inc.†#	4,325	46,710
CytRx Corp.†#	31,898	95,375
Dermira, Inc.†	8,811	279,661
Dimension Therapeutics, Inc.†	3,125	25,000
Dynavax Technologies Corp.†#	20,751	344,259
Edge Therapeutics, Inc.†	4,771	39,504
Emergent BioSolutions, Inc.†	17,376	762,459
Endocyte, Inc.†#	21,488	84,233
Epizyme, Inc.†	16,627	183,895
Esperion Therapeutics, Inc.†#	7,511	128,588
Exact Sciences Corp.†#	54,268	360,339
Exelixis, Inc.†#	127,507	827,520
Fibrocell Science, Inc.†#	14,059	32,476
Five Prime Therapeutics, Inc.†	12,312	562,905
Foundation Medicine, Inc.†#	6,823	128,614
Galena Biopharma, Inc.†#	92,571	167,553
Genocea Biosciences, Inc.†#	10,636	49,989
Geron Corp.†#	90,494	267,862
Halozyme Therapeutics, Inc.†#	60,715	610,793
Harvard Bioscience, Inc.†	19,149	69,894
Idera Pharmaceuticals, Inc.†#	48,927	77,305
ImmunoGen, Inc.†#	49,335	278,249
Immunomedics, Inc.†#	55,219	267,260
Infinity Pharmaceuticals, Inc.†	28,073	148,787
Innoviva, Inc.#	48,740	549,787
Inovio Pharmaceuticals, Inc.†#	41,106	465,320
Insmed, Inc.†	35,206	415,431
Karyopharm Therapeutics, Inc.†	13,220	126,515
Kite Pharma Inc#	16,508	846,035
Lexicon Pharmaceuticals, Inc.†#	23,781	337,928
Ligand Pharmaceuticals, Inc.†#	10,042	1,200,923
Lion Biotechnologies, Inc.†#	25,777	152,084
Loxo Oncology, Inc.†	4,455	120,285
MacroGenics, Inc.†	17,827	455,658

216

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Medical - Biomedical/Gene (continued)
Medicines Co.†#	37,912	$1,425,870
Merrimack Pharmaceuticals, Inc.†	62,981	420,083
Momenta Pharmaceuticals, Inc.†	34,969	411,935
Myriad Genetics, Inc.†	39,286	1,331,403
NeoGenomics, Inc.†#	30,646	274,895
NewLink Genetics Corp.†#	11,906	139,657
Nivalis Therapeutics, Inc.†	2,814	14,042
Novavax, Inc.†#	153,429	934,383
Omeros Corp.†#	21,656	253,375
Oncocyte Corp.†#	1,490	6,347
OncoMed Pharmaceuticals, Inc.†#	9,682	143,390
Oncothyreon, Inc.†#	58,560	67,930
Organovo Holdings, Inc.†#	46,646	136,206
Otonomy, Inc.†	8,456	124,219
OvaScience, Inc.†#	13,436	99,292
Pacific Biosciences of California, Inc.†#	34,670	334,219
Paratek Pharmaceuticals, Inc.†#	6,980	112,867
PDL BioPharma, Inc.	93,931	337,212
Peregrine Pharmaceuticals, Inc.†#	107,808	45,473
Pfenex, Inc.†	9,339	64,999
Prothena Corp. PLC†	17,909	869,303
PTC Therapeutics, Inc.†#	19,376	158,108
REGENXBIO, Inc.†	4,092	50,577
Retrophin, Inc.†#	20,013	355,831
Rigel Pharmaceuticals, Inc.†	50,456	130,176
RTI Surgical, Inc.†	32,835	123,788
Sage Therapeutics, Inc.†#	7,892	259,726
Sangamo BioSciences, Inc.†#	39,831	274,834
Second Sight Medical Products, Inc.†#	6,766	26,387
Sequenom, Inc.†#	67,602	68,954
Spark Therapeutics Inc#	4,609	257,874
Spectrum Pharmaceuticals, Inc.†	38,350	287,241
Stemline Therapeutics, Inc.†#	8,943	74,406
Theravance Biopharma, Inc.†#	14,598	335,754
Tobira Therapeutics, Inc.†	1,378	12,746
Tokai Pharmaceuticals, Inc.†#	5,428	39,353
Trius Therapeutics, Inc. CVR(1)(2)	24,953	0
Trovagene, Inc.†#	13,999	73,775
Ultragenyx Pharmaceutical, Inc.†#	21,750	1,589,925
Veracyte, Inc.†#	7,718	42,372
Verastem, Inc.†	18,493	27,555
Versartis, Inc.†#	12,877	118,597
XBiotech, Inc.†#	2,309	35,559
XOMA Corp.†#	52,182	35,750
Zeneca, Inc. CVR(1)(2)	3,950	2,429
ZIOPHARM Oncology, Inc.†#	65,653	511,437

		30,414,603

Medical - Drugs — 2.1%
ACADIA Pharmaceuticals, Inc.†#	45,623	1,616,423
Aclaris Therapeutics, Inc.†	3,244	64,815
Adamas Pharmaceuticals, Inc.†#	5,950	100,079
Aerie Pharmaceuticals, Inc.†#	11,743	209,847
Agile Therapeutics, Inc.†	5,959	47,672
Aimmune Therapeutics, Inc.†#	6,273	96,291
Alimera Sciences, Inc.†#	17,409	26,810
Amicus Therapeutics, Inc.†#	65,613	464,540
Anacor Pharmaceuticals, Inc.†	23,194	2,303,164
Anthera Pharmaceuticals, Inc.†#	20,502	75,447
Aralez Pharmaceuticals, Inc.†#	16,595	66,380
Array BioPharma, Inc.†#	80,748	304,420
BioSpecifics Technologies Corp.†	2,819	105,797
Carbylan Therapeutics, Inc.†#	7,022	7,724
Catalyst Pharmaceuticals, Inc.†#	43,121	26,519
Cempra, Inc.†#	18,215	342,260

Security Description	Shares	Value (Note 2)

Medical - Drugs (continued)
Chiasma, Inc.†#	4,101	$13,164
Chimerix, Inc.†	23,651	115,890
Cidara Therapeutics, Inc.†	2,757	32,588
Clovis Oncology, Inc.†#	15,744	264,972
Collegium Pharmaceutical, Inc.†#	3,818	63,837
Corcept Therapeutics, Inc.†#	35,429	210,803
Dicerna Pharmaceuticals, Inc.†#	8,648	32,171
Durata Therapeutics CVR(1)(2)	9,546	0
Durect Corp.†	64,357	75,298
Eagle Pharmaceuticals, Inc.†#	4,911	233,420
Enanta Pharmaceuticals, Inc.†	9,164	224,793
FibroGen, Inc.†	27,394	511,172
Foamix Pharmaceuticals, Ltd.†#	12,948	94,391
Global Blood Therapeutics, Inc.†#	3,874	92,666
Ignyta, Inc.†	10,505	71,276
Immune Design Corp.†#	6,479	81,311
Insys Therapeutics, Inc.†#	13,468	210,774
Intra-Cellular Therapies, Inc.†#	15,088	583,906
Ironwood Pharmaceuticals, Inc.†#	72,091	900,417
Keryx Biopharmaceuticals, Inc.†#	59,302	356,405
Lannett Co., Inc.†#	15,184	370,338
MyoKardia, Inc.†#	3,574	44,175
NantKwest, Inc.†#	3,785	28,842
Neos Therapeutics, Inc.†#	3,117	32,666
Ocular Therapeutix, Inc.†#	7,460	89,520
Ophthotech Corp.†	13,564	728,387
Orexigen Therapeutics, Inc.†#	58,572	23,429
Pacira Pharmaceuticals, Inc.†#	20,861	970,245
Pernix Therapeutics Holdings, Inc.†#	24,924	10,967
PharMerica Corp.†	17,395	462,185
PRA Health Sciences, Inc.†	11,388	537,855
Prestige Brands Holdings, Inc.†	29,936	1,617,741
Progenics Pharmaceuticals, Inc.†#	39,867	200,332
Radius Health, Inc.†#	18,686	677,554
Raptor Pharmaceutical Corp.†	46,069	254,762
Regulus Therapeutics, Inc.†	16,193	99,425
Relypsa, Inc.†#	18,661	356,425
Sagent Pharmaceuticals, Inc.†	12,669	163,937
SciClone Pharmaceuticals, Inc.†	28,394	401,775
Sorrento Therapeutics, Inc.†#	16,238	113,016
Sucampo Pharmaceuticals, Inc., Class A†	14,232	167,368
Supernus Pharmaceuticals, Inc.†	19,662	383,606
Synergy Pharmaceuticals, Inc.†#	57,269	210,177
Synta Pharmaceuticals Corp.†#	52,018	18,206
TESARO, Inc.†#	13,320	616,716
Tetraphase Pharmaceuticals, Inc.†#	20,682	92,035
TG Therapeutics, Inc.†#	20,233	152,152
TherapeuticsMD, Inc.†#	72,756	650,439
Trevena, Inc.†	18,026	131,950
Vanda Pharmaceuticals, Inc.†	23,927	248,841
VIVUS, Inc.†#	59,427	75,472
vTv Therapeutics, Inc., Class A†	3,396	20,240
XenoPort, Inc.†	33,626	238,408
Zogenix, Inc.†	13,931	140,424
Zynerba Pharmaceuticals, Inc.†#	1,957	17,104

		20,374,156

Medical - Generic Drugs — 0.2%
Amphastar Pharmaceuticals, Inc.†	18,186	286,066
Impax Laboratories, Inc.†	40,583	1,385,910
Teligent, Inc.†#	23,664	141,747

		1,813,723

217

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Medical - HMO — 0.5%
Magellan Health, Inc.†	14,138	$936,643
Molina Healthcare, Inc.†#	22,218	1,076,018
Triple-S Management Corp., Class B†	13,826	317,721
Universal American Corp.#	28,529	235,079
WellCare Health Plans, Inc.†	24,920	2,527,386

		5,092,847

Medical - Hospitals — 0.1%
Adeptus Health, Inc., Class A†#	3,546	253,539
Select Medical Holdings Corp.†	60,110	761,594
Surgery Partners, Inc.†#	8,746	120,301

		1,135,434

Medical - Nursing Homes — 0.2%
Ensign Group, Inc.	29,136	578,349
Genesis Healthcare, Inc.†	20,982	39,656
Kindred Healthcare, Inc.	47,772	567,054
National HealthCare Corp.	5,770	357,336

		1,542,395

Medical - Outpatient/Home Medical — 0.6%
Addus HomeCare Corp.†	3,686	73,720
Air Methods Corp.†	22,478	761,330
Almost Family, Inc.†	4,113	171,964
Amedisys, Inc.†	16,156	821,856
Amsurg Corp.†	30,513	2,282,067
Chemed Corp.	9,775	1,274,758
Civitas Solutions, Inc.†	6,697	145,660
LHC Group, Inc.†	7,447	312,774
Nobilis Health Corp.†#	18,298	50,136
Providence Service Corp.†	7,828	372,300

		6,266,565

Medical - Wholesale Drug Distribution — 0.1%
Owens & Minor, Inc.	36,122	1,346,989

Metal Processors & Fabrication — 0.5%
CIRCOR International, Inc.#	9,816	550,089
Global Brass & Copper Holdings, Inc.	12,301	335,694
Haynes International, Inc.	7,124	205,314
LB Foster Co., Class A	5,948	68,581
Mueller Industries, Inc.	32,611	1,013,876
Park-Ohio Holdings Corp.	5,024	153,483
RBC Bearings, Inc.†	13,391	1,002,986
Rexnord Corp.†	58,283	1,208,789
Sun Hydraulics Corp.	13,004	380,627

		4,919,439

Metal Products - Distribution — 0.0%
Lawson Products, Inc.†	3,314	63,927
Olympic Steel, Inc.	5,210	123,529

		187,456

Metal Products - Fasteners — 0.0%
TriMas Corp.†	25,926	443,075

Metal - Aluminum — 0.1%
Century Aluminum Co.†	28,211	182,243
Kaiser Aluminum Corp.	9,819	841,587

		1,023,830

Metal - Diversified — 0.0%
Ferroglobe PLC	37,195	339,218

Metal - Iron — 0.0%
Cliffs Natural Resources, Inc.†#	87,742	375,536

Security Description	Shares	Value (Note 2)

Miscellaneous Manufacturing — 0.2%
American Railcar Industries, Inc.#	4,970	$197,210
FreightCar America, Inc.	7,052	101,619
Hillenbrand, Inc.	36,022	1,124,607
John Bean Technologies Corp.	16,730	1,015,176

		2,438,612

Motion Pictures & Services — 0.2%
DreamWorks Animation SKG, Inc., Class A†	43,476	1,749,474
Eros International PLC†#	16,192	238,023

		1,987,497

MRI/Medical Diagnostic Imaging — 0.1%
Alliance HealthCare Services, Inc.†	2,896	20,996
RadNet, Inc.†	19,682	102,543
Surgical Care Affiliates, Inc.†	12,319	551,522

		675,061

Multimedia — 0.3%
E.W. Scripps Co., Class A†#	33,852	570,745
Entravision Communications Corp., Class A	36,478	263,371
Media General, Inc.†	54,853	978,577
Meredith Corp.	21,034	1,041,183

		2,853,876

Networking Products — 0.7%
A10 Networks, Inc.†	19,411	125,395
Anixter International, Inc.†	16,331	983,126
Black Box Corp.	8,795	110,377
Calix, Inc.†#	25,429	171,900
Extreme Networks, Inc.†	57,273	211,337
Gigamon, Inc.†	15,657	487,716
Infinera Corp.†	74,201	972,775
Infoblox, Inc.†#	32,434	610,084
Ixia†	34,706	352,613
LogMeIn, Inc.†	14,096	863,662
NeoPhotonics Corp.†	15,983	144,007
NETGEAR, Inc.†	18,153	816,885
Polycom, Inc.†	77,310	927,720

		6,777,597

Non - Ferrous Metals — 0.0%
Energy Fuels, Inc.†#	25,013	55,279
Materion Corp.	11,535	279,031
Uranium Energy Corp.†#	52,660	41,075

		375,385

Non - Hazardous Waste Disposal — 0.0%
Casella Waste Systems, Inc., Class A†	22,661	162,706

Office Automation & Equipment — 0.0%
Eastman Kodak Co.†#	10,046	131,703

Office Furnishings-Original — 0.5%
Herman Miller, Inc.	34,148	1,081,126
HNI Corp.	25,465	1,173,172
Interface, Inc.	37,824	641,495
Kimball International, Inc., Class B	19,658	229,999
Knoll, Inc.	27,941	693,496
Steelcase, Inc., Class A	47,675	760,893

		4,580,181

Office Supplies & Forms — 0.1%
ACCO Brands Corp.#	62,918	625,405

Oil & Gas Drilling — 0.1%
Atwood Oceanics, Inc.#	37,005	394,843
North Atlantic Drilling, Ltd.†#	4,092	14,895

218

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil & Gas Drilling (continued)
Parker Drilling Co.†	70,000	$154,000

		563,738

Oil Companies - Exploration & Production — 1.0%
Abraxas Petroleum Corp.†	53,751	60,739
Approach Resources, Inc.†#	20,683	55,224
Bill Barrett Corp.†#	28,643	203,652
Bonanza Creek Energy, Inc.†#	28,451	74,826
Callon Petroleum Co.†	45,272	515,648
Carrizo Oil & Gas, Inc.†	32,982	1,269,807
Clayton Williams Energy, Inc.†#	3,376	85,041
Contango Oil & Gas Co.†	9,971	107,886
DLB Oil & Gas, Inc.(1)(2)	3,000	0
Earthstone Energy, Inc.†#	744	9,895
Eclipse Resources Corp.†#	27,501	73,428
Erin Energy Corp.†#	7,939	19,212
Evolution Petroleum Corp.	14,089	78,758
EXCO Resources, Inc.†#	90,378	81,512
Gastar Exploration, Inc.†	46,450	42,734
Halcon Resources Corp.†#	42,041	12,793
Isramco, Inc.†#	511	47,625
Jones Energy, Inc., Class A†#	16,580	63,004
Matador Resources Co.†#	41,877	951,445
Northern Oil and Gas, Inc.†#	35,270	153,777
Oasis Petroleum, Inc.†	79,682	800,007
Panhandle Oil and Gas, Inc., Class A	9,463	152,165
Parsley Energy, Inc., Class A†	52,237	1,361,819
PDC Energy, Inc.†#	22,926	1,330,854
Penn Virginia Corp.†	41,019	1,149
Rex Energy Corp.†#	27,533	20,377
Ring Energy, Inc.†	11,866	95,996
RSP Permian, Inc.†#	37,086	1,221,242
Sanchez Energy Corp.†#	30,185	236,650
Stone Energy Corp.†#	32,737	17,678
Synergy Resources Corp.†	59,571	359,809
TransAtlantic Petroleum, Ltd.†#	14,781	13,757
Triangle Petroleum Corp.†#	26,693	4,137
Unit Corp.†	28,851	403,049
W&T Offshore, Inc.†#	20,032	42,268

		9,967,963

Oil Field Machinery & Equipment — 0.2%
Exterran Corp.†	19,866	248,921
Flotek Industries, Inc.†#	30,618	360,067
Forum Energy Technologies, Inc.†	33,955	569,765
Natural Gas Services Group, Inc.†#	7,289	147,748
Thermon Group Holdings, Inc.†	18,359	369,016

		1,695,517

Oil Refining & Marketing — 0.2%
Adams Resources & Energy, Inc.	1,221	47,363
Alon USA Energy, Inc.#	17,877	134,971
Delek US Holdings, Inc.	32,836	452,480
Par Pacific Holdings, Inc.†	9,169	140,286
Trecora Resources†	11,568	130,140
Western Refining, Inc.	40,718	864,850

		1,770,090

Oil - Field Services — 0.6%
Archrock, Inc.	39,733	303,163
Basic Energy Services, Inc.†#	24,406	47,836
Bristow Group, Inc.#	19,943	267,436
C&J Energy Services, Ltd.†#	32,282	17,168
CARBO Ceramics, Inc.#	11,234	138,515
Era Group, Inc.†	11,782	112,754

Security Description	Shares	Value (Note 2)

Oil - Field Services (continued)
Gulfmark Offshore, Inc., Class A†#	14,675	$47,547
Helix Energy Solutions Group, Inc.†	60,628	485,630
Independence Contract Drilling, Inc.†	9,482	37,928
Key Energy Services, Inc.†#	76,165	23,093
Matrix Service Co.†	15,295	253,438
McDermott International, Inc.†	136,584	648,774
MRC Global, Inc.†	58,959	836,628
Newpark Resources, Inc.†	48,146	220,990
Oil States International, Inc.†	29,533	970,455
PHI, Inc.†	7,183	122,829
Pioneer Energy Services Corp.†	36,872	131,633
SEACOR Holdings, Inc.†	10,446	599,287
Tesco Corp.	22,304	163,265
TETRA Technologies, Inc.†	45,587	249,361

		5,677,730

Optical Recognition Equipment — 0.0%
Digimarc Corp.†#	4,379	121,123

Optical Supplies — 0.0%
STAAR Surgical Co.†#	22,240	120,763

Paper & Related Products — 0.3%
Clearwater Paper Corp.†	10,034	628,229
Neenah Paper, Inc.	9,574	664,340
Orchids Paper Products Co.#	5,254	166,867
P.H. Glatfelter Co.	24,754	507,457
Schweitzer-Mauduit International, Inc.	17,444	600,073

		2,566,966

Patient Monitoring Equipment — 0.2%
Insulet Corp.†	32,486	975,230
Masimo Corp.†	25,035	1,245,241

		2,220,471

Pharmacy Services — 0.1%
BioScrip, Inc.†#	39,297	106,102
Diplomat Pharmacy, Inc.†#	20,709	674,699
Vitae Pharmaceuticals, Inc.†#	7,593	76,158

		856,959

Physical Therapy/Rehabilitation Centers — 0.3%
AAC Holdings, Inc.#	4,557	98,021
HealthSouth Corp.	51,728	2,085,673
U.S. Physical Therapy, Inc.	7,098	410,052

		2,593,746

Physicians Practice Management — 0.0%
Healthways, Inc.†	17,769	213,228

Pipelines — 0.1%
SemGroup Corp., Class A	25,130	798,883

Platinum — 0.1%
Stillwater Mining Co.†	69,089	699,181

Pollution Control — 0.0%
CECO Environmental Corp.	16,217	132,169

Poultry — 0.1%
Sanderson Farms, Inc.	12,829	1,150,890

Power Converter/Supply Equipment — 0.3%
Advanced Energy Industries, Inc.†	23,408	893,483
Generac Holdings, Inc.†#	39,584	1,500,630
Powell Industries, Inc.	5,212	185,547
Vicor Corp.†	9,424	95,748

		2,675,408

219

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Precious Metals — 0.1%
Coeur Mining, Inc.†#	77,827	$586,037

Printing - Commercial — 0.4%
ARC Document Solutions, Inc.†	23,358	99,038
Cimpress NV†	18,778	1,880,992
Deluxe Corp.	28,154	1,833,670
Ennis, Inc.	14,775	269,792
Quad/Graphics, Inc.	16,445	315,908

		4,399,400

Private Equity — 0.0%
Fifth Street Asset Management, Inc.#	3,329	14,614

Protection/Safety — 0.0%
Landauer, Inc.#	5,483	217,291

Publishing - Books — 0.2%
Houghton Mifflin Harcourt Co.†	78,365	1,347,878
Scholastic Corp.	15,264	596,059

		1,943,937

Publishing - Newspapers — 0.1%
Daily Journal Corp.†#	619	122,129
New York Times Co., Class A	78,714	951,652
Tribune Publishing Co.	15,060	176,503

		1,250,284

Publishing - Periodicals — 0.1%
Time, Inc.	62,694	994,954

Racetracks — 0.2%
Churchill Downs, Inc.	7,227	907,061
Empire Resorts, Inc.†#	1,773	34,556
International Speedway Corp., Class A	15,975	528,453
Penn National Gaming, Inc.†	45,687	715,915
Speedway Motorsports, Inc.	6,700	115,977

		2,301,962

Radio — 0.0%
Cumulus Media, Inc., Class A†	81,635	26,107
Entercom Communications Corp., Class A	14,540	184,658
Saga Communications, Inc., Class A	2,080	86,050
Townsquare Media, Inc.†	3,917	34,587

		331,402

Real Estate Investment Trusts — 9.4%
Acadia Realty Trust#	39,375	1,334,812
AG Mtg. Investment Trust, Inc.	16,251	227,676
Agree Realty Corp.	11,355	483,382
Alexander’s, Inc.	1,200	439,620
American Assets Trust, Inc.	21,274	851,173
American Capital Mortgage Investment Corp.	29,291	463,677
American Homes 4 Rent, Class A	20,916	383,599
Anworth Mtg. Asset Corp.	59,996	277,781
Apollo Commercial Real Estate Finance, Inc.#	33,447	542,176
Apollo Residential Mortgage, Inc.	18,373	247,301
Ares Commercial Real Estate Corp.	15,521	185,942
Armada Hoffler Properties, Inc.	14,597	176,624
ARMOUR Residential REIT, Inc.#	22,530	437,082
Ashford Hospitality Prime, Inc.	15,720	170,090
Ashford Hospitality Trust, Inc.	47,749	240,177
Bluerock Residential Growth REIT, Inc.#	10,789	128,821
Capstead Mtg. Corp.	54,846	529,812
CareTrust REIT, Inc.	26,922	360,486
CatchMark Timber Trust, Inc., Class A	22,640	244,738
Cedar Realty Trust, Inc.	48,670	330,469
Chatham Lodging Trust	21,923	475,510
Chesapeake Lodging Trust	34,146	814,041

Security Description	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Colony Capital, Inc.#	63,941	$1,171,399
Colony Starwood Homes	21,851	594,784
CorEnergy Infrastructure Trust, Inc.#	5,337	128,355
CoreSite Realty Corp.	13,927	1,056,363
Cousins Properties, Inc.	123,990	1,331,653
CubeSmart	94,307	3,002,735
CyrusOne, Inc.	37,315	1,840,003
CYS Investments, Inc.	90,522	739,565
DCT Industrial Trust, Inc.	50,861	2,193,635
DiamondRock Hospitality Co.	114,893	1,027,143
DuPont Fabros Technology, Inc.	36,144	1,529,253
Dynex Capital, Inc.	24,601	164,581
Easterly Government Properties, Inc.#	7,831	146,596
EastGroup Properties, Inc.	18,492	1,184,043
Education Realty Trust, Inc.	31,604	1,352,335
EPR Properties	32,735	2,333,351
Equity One, Inc.	42,029	1,238,174
FelCor Lodging Trust, Inc.	82,016	542,126
First Industrial Realty Trust, Inc.	63,384	1,569,388
First Potomac Realty Trust	33,617	300,872
Franklin Street Properties Corp.	51,481	587,398
Gaming and Leisure Properties, Inc.#	29,447	969,101
GEO Group, Inc.	42,735	1,421,366
Getty Realty Corp.	14,708	297,396
Gladstone Commercial Corp.	11,867	197,348
Government Properties Income Trust#	40,279	789,468
Gramercy Property Trust	240,176	2,144,772
Great Ajax Corp.	2,484	34,254
Hatteras Financial Corp.	55,406	891,483
Healthcare Realty Trust, Inc.	57,467	1,826,876
Hersha Hospitality Trust#	25,830	457,708
Highwoods Properties, Inc.	53,384	2,597,665
Hudson Pacific Properties, Inc.	42,614	1,197,880
Independence Realty Trust, Inc.	18,446	143,879
InfraREIT, Inc.	12,539	215,295
Invesco Mtg. Capital, Inc.	70,486	1,013,589
Investors Real Estate Trust	70,180	436,520
iStar, Inc.†#	48,954	500,799
Kite Realty Group Trust	47,844	1,285,568
LaSalle Hotel Properties	64,663	1,494,362
Lexington Realty Trust	117,610	1,111,414
LTC Properties, Inc.	20,345	948,484
Mack-Cali Realty Corp.	51,020	1,338,765
Medical Properties Trust, Inc.#	132,129	1,942,296
Monmouth Real Estate Investment Corp.	33,913	403,226
Monogram Residential Trust, Inc.	95,319	966,535
National Health Investors, Inc.#	21,504	1,501,624
National Storage Affiliates Trust	13,110	273,343
New Residential Investment Corp.	130,099	1,766,744
New Senior Investment Group, Inc.	49,059	508,742
New York Mortgage Trust, Inc.#	62,604	372,494
New York REIT, Inc.#	92,999	849,081
NexPoint Residential Trust, Inc.	10,850	153,419
One Liberty Properties, Inc.	7,171	162,495
Orchid Island Capital, Inc.#	10,501	109,000
Parkway Properties, Inc.	48,448	845,418
Pebblebrook Hotel Trust	41,132	1,037,349
Pennsylvania Real Estate Investment Trust#	39,565	834,821
PennyMac Mortgage Investment Trust	42,695	657,076
Physicians Realty Trust	48,733	925,440
Potlatch Corp.	23,285	795,881
Preferred Apartment Communities, Inc., Class A	12,723	176,977
PS Business Parks, Inc.	11,159	1,101,728
QTS Realty Trust, Inc., Class A	15,761	814,371
RAIT Financial Trust	47,450	157,534

220

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Ramco-Gershenson Properties Trust#	45,307	$815,979
Redwood Trust, Inc.	48,232	687,306
Resource Capital Corp.#	19,200	244,416
Retail Opportunity Investments Corp.	53,790	1,087,634
Rexford Industrial Realty, Inc.	31,685	630,531
RLJ Lodging Trust	75,665	1,550,376
Rouse Properties, Inc.	20,948	382,301
Ryman Hospitality Properties, Inc.	24,890	1,221,103
Sabra Health Care REIT, Inc.	36,739	769,315
Saul Centers, Inc.	5,582	313,597
Select Income REIT	35,867	883,404
Silver Bay Realty Trust Corp.	20,813	325,515
Sovran Self Storage, Inc.	20,357	2,204,052
STAG Industrial, Inc.#	37,280	795,928
STORE Capital Corp.	22,184	566,358
Summit Hotel Properties, Inc.	49,955	584,473
Sun Communities, Inc.	28,477	1,988,549
Sunstone Hotel Investors, Inc.	123,169	1,482,955
Terreno Realty Corp.	24,621	589,427
UMH Properties, Inc.	12,774	126,974
United Development Funding IV(1)(2)#	17,540	0
Universal Health Realty Income Trust	7,160	383,060
Urban Edge Properties	50,819	1,364,490
Urstadt Biddle Properties, Inc., Class A	15,940	337,290
Washington Real Estate Investment Trust	39,007	1,155,777
Western Asset Mortgage Capital Corp.#	23,996	222,443
Whitestone REIT	13,299	181,930
Xenia Hotels & Resorts, Inc.	63,924	1,030,455

		92,973,965

Real Estate Management/Services — 0.3%
Altisource Residential Corp.#	32,745	328,105
HFF, Inc., Class A	21,657	697,355
Kennedy-Wilson Holdings, Inc.	53,123	1,132,582
Marcus & Millichap, Inc.†	7,778	197,717
RE/MAX Holdings, Inc., Class A	6,740	272,229

		2,627,988

Real Estate Operations & Development — 0.2%
Alexander & Baldwin, Inc.	27,965	1,053,162
BBX Capital Corp., Class A†#	1,555	23,325
Consolidated-Tomoka Land Co.#	2,497	120,106
Forestar Group, Inc.†	19,245	235,559
FRP Holdings, Inc.†	3,942	120,625
RMR Group, Inc., Class A	3,771	111,772
St. Joe Co.†#	31,114	540,761

		2,205,310

Recreational Centers — 0.0%
ClubCorp Holdings, Inc.	25,147	303,524
Planet Fitness, Inc., Class A†	8,557	152,828

		456,352

Recreational Vehicles — 0.0%
Arctic Cat, Inc.#	7,415	117,009
Malibu Boats, Inc., Class A†	10,222	139,019
MCBC Holdings, Inc.†	3,736	57,460

		313,488

Recycling — 0.0%
Fenix Parts, Inc.†#	7,900	30,573

Rental Auto/Equipment — 0.1%
Electro Rent Corp.	9,535	124,909
McGrath RentCorp	13,355	381,018
Neff Corp.†	5,997	55,592

Security Description	Shares	Value (Note 2)

Rental Auto/Equipment (continued)
Rent-A-Center, Inc.	30,355	$399,775

		961,294

Research & Development — 0.3%
Albany Molecular Research, Inc.†#	14,284	207,403
INC Research Holdings, Inc.†	7,423	322,975
PAREXEL International Corp.†	31,218	1,963,300

		2,493,678

Resorts/Theme Parks — 0.4%
Marriott Vacations Worldwide Corp.	14,797	896,698
SeaWorld Entertainment, Inc.#	39,138	683,350
Vail Resorts, Inc.	20,596	2,703,225

		4,283,273

Respiratory Products — 0.0%
Inogen, Inc.†	9,005	429,899

Retail - Apparel/Shoe — 1.4%
Abercrombie & Fitch Co., Class A	39,813	791,881
American Eagle Outfitters, Inc.#	110,458	1,727,563
Ascena Retail Group, Inc.†	98,247	709,343
bebe stores, Inc.†#	16,299	5,705
Boot Barn Holdings, Inc.†	6,842	52,068
Buckle, Inc.#	16,208	400,824
Burlington Stores, Inc.†	42,681	2,576,225
Caleres, Inc.	25,072	613,261
Cato Corp., Class A	15,061	570,059
Chico’s FAS, Inc.	82,061	890,362
Children’s Place, Inc.	11,802	831,805
Christopher & Banks Corp.†	21,297	41,529
Destination XL Group, Inc.†	20,561	96,225
Duluth Holdings, Inc.†#	4,250	112,625
Express, Inc.†	48,372	703,329
Finish Line, Inc., Class A#	26,360	477,907
Francesca’s Holdings Corp.†	24,224	252,414
Genesco, Inc.†	13,764	889,154
Guess?, Inc.#	35,441	558,905
Shoe Carnival, Inc.	8,573	199,751
Stein Mart, Inc.	16,795	116,725
Tailored Brands, Inc.	27,660	381,431
Tilly’s, Inc., Class A†	6,446	38,031
Vera Bradley, Inc.†	12,177	186,552
Winmark Corp.	1,271	124,876

		13,348,550

Retail - Appliances — 0.0%
Conn’s, Inc.†#	13,722	152,451

Retail - Automobile — 0.4%
America’s Car-Mart, Inc.†#	4,882	116,094
Asbury Automotive Group, Inc.†	14,336	804,250
Group 1 Automotive, Inc.	13,359	830,663
Lithia Motors, Inc., Class A#	13,035	1,073,302
Rush Enterprises, Inc., Class A†#	20,264	446,213
Sonic Automotive, Inc., Class A#	18,840	336,482

		3,607,004

Retail - Bedding — 0.0%
Mattress Firm Holding Corp.†#	11,734	396,375

Retail - Bookstores — 0.1%
Barnes & Noble Education, Inc.†	18,358	174,401
Barnes & Noble, Inc.	29,048	337,828

		512,229

221

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail - Building Products — 0.1%
BMC Stock Holdings, Inc.†	21,259	$417,102
Lumber Liquidators Holdings, Inc.†#	15,502	203,076
Tile Shop Holdings, Inc.†	15,520	283,240

		903,418

Retail - Computer Equipment — 0.0%
PC Connection, Inc.	6,119	140,676

Retail - Convenience Store — 0.3%
Casey’s General Stores, Inc.	22,018	2,646,784

Retail - Discount — 0.3%
Big Lots, Inc.	27,992	1,463,982
Citi Trends, Inc.	8,906	138,488
Fred’s, Inc., Class A#	21,269	312,229
HSN, Inc.	18,609	974,553
Ollie’s Bargain Outlet Holdings, Inc.†	5,673	142,222
Tuesday Morning Corp.†	25,220	171,496

		3,202,970

Retail - Hair Salons — 0.0%
Regis Corp.†	20,165	262,952

Retail - Home Furnishings — 0.1%
Haverty Furniture Cos., Inc.	11,665	216,852
Kirkland’s, Inc.†	9,911	131,717
Pier 1 Imports, Inc.	51,601	288,966
Restoration Hardware Holdings, Inc.†#	19,113	635,699

		1,273,234

Retail - Jewelry — 0.0%
Movado Group, Inc.#	9,182	188,415

Retail - Leisure Products — 0.1%
MarineMax, Inc.†#	14,594	247,806
Party City Holdco, Inc.†	14,400	200,736
West Marine, Inc.†	10,293	94,490

		543,032

Retail - Misc./Diversified — 0.2%
Container Store Group, Inc.†	9,020	48,528
Five Below, Inc.†	31,184	1,305,362
PriceSmart, Inc.	11,141	986,981

		2,340,871

Retail - Pawn Shops — 0.1%
Cash America International, Inc.	14,369	521,164
EZCORP, Inc., Class A†	29,631	200,898
First Cash Financial Services, Inc.#	16,140	705,156

		1,427,218

Retail - Pet Food & Supplies — 0.0%
Freshpet, Inc.†#	11,895	110,148
PetMed Express, Inc.#	11,597	218,371

		328,519

Retail - Regional Department Stores — 0.0%
Stage Stores, Inc.#	18,273	101,050

Retail - Restaurants — 2.0%
Biglari Holdings, Inc.†	949	379,894
BJ’s Restaurants, Inc.†	12,298	550,950
Bloomin’ Brands, Inc.	70,964	1,351,864
Bob Evans Farms, Inc.	11,848	528,539
Bojangles’, Inc.†	4,745	83,038
Bravo Brio Restaurant Group, Inc.†	8,700	64,554
Buffalo Wild Wings, Inc.†	10,735	1,560,762
Carrols Restaurant Group, Inc.†	20,321	246,291
Cheesecake Factory, Inc.	27,913	1,392,021

Security Description	Shares	Value (Note 2)

Retail - Restaurants (continued)
Chuy’s Holdings, Inc.†	9,426	$310,587
Cracker Barrel Old Country Store, Inc.#	10,980	1,663,250
Dave & Buster’s Entertainment, Inc.†	13,043	509,068
Del Frisco’s Restaurant Group, Inc.†	13,511	208,880
Denny’s Corp.†	48,293	518,184
DineEquity, Inc.	9,708	816,055
El Pollo Loco Holdings, Inc.†	7,701	85,712
Fiesta Restaurant Group, Inc.†	15,354	385,846
Fogo De Chao, Inc.†#	2,802	37,659
Habit Restaurants, Inc.†#	6,580	117,716
J Alexander’s Holdings, Inc.†	7,911	82,274
Jack in the Box, Inc.	21,398	1,823,110
Jamba, Inc.†#	7,935	90,538
Kona Grill, Inc.†#	4,836	60,982
Krispy Kreme Doughnuts, Inc.†	37,127	793,775
Noodles & Co.†#	7,238	67,893
Papa John’s International, Inc.	16,572	1,049,671
Papa Murphy’s Holdings, Inc.†#	5,210	39,075
Popeyes Louisiana Kitchen, Inc.†	13,252	770,206
Potbelly Corp.†	12,492	165,144
Red Robin Gourmet Burgers, Inc.†	8,085	409,990
Ruby Tuesday, Inc.†	35,534	137,872
Ruth’s Hospitality Group, Inc.	19,984	331,934
Shake Shack, Inc.†#	3,291	126,045
Sonic Corp.	29,766	886,729
Texas Roadhouse, Inc.	39,432	1,766,948
Wingstop, Inc.†	3,810	106,299
Zoe’s Kitchen, Inc.†	11,056	408,188

		19,927,543

Retail - Sporting Goods — 0.1%
Big 5 Sporting Goods Corp.#	10,466	87,705
Hibbett Sports, Inc.†#	12,746	440,247
Sportsman’s Warehouse Holdings, Inc.†#	10,289	88,897
Zumiez, Inc.†	11,226	167,043

		783,892

Retail - Toy Stores — 0.0%
Build-A-Bear Workshop, Inc.†	8,134	112,575

Retail - Video Rentals — 0.0%
Outerwall, Inc.#	9,773	403,136

Retail - Vitamins & Nutrition Supplements — 0.1%
Flex Pharma, Inc.†#	3,113	38,944
Vitamin Shoppe, Inc.†#	17,026	514,866

		553,810

Retirement/Aged Care — 0.0%
Capital Senior Living Corp.†#	16,876	308,662
Five Star Quality Care, Inc.†	24,732	49,711

		358,373

Rubber - Tires — 0.1%
Cooper Tire & Rubber Co.	32,953	1,058,780

Rubber/Plastic Products — 0.1%
Myers Industries, Inc.	13,960	199,488
Proto Labs, Inc.†#	13,332	877,246
Trinseo SA†	6,559	308,863

		1,385,597

Satellite Telecom — 0.2%
DigitalGlobe, Inc.†	41,506	868,720
Globalstar, Inc.†#	272,543	594,144
Intelsat SA†#	16,082	51,945
Iridium Communications, Inc.†#	47,022	410,502

222

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Satellite Telecom (continued)
Loral Space & Communications, Inc.†	7,502	$287,852

		2,213,163

Savings & Loans/Thrifts — 1.8%
Astoria Financial Corp.	51,505	823,050
Banc of California, Inc.	20,725	415,743
Bank Mutual Corp.	26,693	216,480
BankFinancial Corp.	10,518	133,684
Bear State Financial, Inc.#	7,629	72,628
Beneficial Bancorp, Inc.†	47,345	651,941
Berkshire Hills Bancorp, Inc.	16,897	464,330
BofI Holding, Inc.†#	35,148	659,728
Brookline Bancorp, Inc.	40,099	466,351
BSB Bancorp, Inc.†	4,634	106,443
Capitol Federal Financial, Inc.	80,520	1,093,462
Charter Financial Corp.	9,493	126,067
Clifton Bancorp, Inc.	15,543	234,855
Dime Community Bancshares, Inc.	17,819	327,157
EverBank Financial Corp.	55,392	848,605
First Defiance Financial Corp.	5,302	214,042
Flagstar Bancorp, Inc.†	11,775	285,426
Flushing Financial Corp.	16,835	351,178
Fox Chase Bancorp, Inc.	6,683	135,264
Hingham Institution for Savings	753	100,819
HomeStreet, Inc.†#	12,627	259,611
HomeTrust Bancshares, Inc.†	11,583	220,772
Investors Bancorp, Inc.	195,796	2,343,678
Meridian Bancorp, Inc.	31,453	471,795
Meta Financial Group, Inc.	3,974	198,104
Northfield Bancorp, Inc.	26,849	417,502
Northwest Bancshares, Inc.	54,073	800,821
OceanFirst Financial Corp.	7,612	141,926
Oritani Financial Corp.	25,188	421,899
Pacific Premier Bancorp, Inc.†	12,314	307,850
Provident Financial Services, Inc.	37,565	767,077
Sterling Bancorp	68,623	1,129,535
Territorial Bancorp, Inc.	4,878	128,340
United Community Financial Corp.	28,129	171,306
United Financial Bancorp, Inc.	28,312	376,266
Washington Federal, Inc.	54,285	1,356,582
Waterstone Financial, Inc.	15,139	219,213
WSFS Financial Corp.	17,126	607,459

		18,066,989

Schools — 0.5%
American Public Education, Inc.†	9,815	277,372
Apollo Education Group, Inc.†	54,004	496,297
Bridgepoint Education, Inc.†	9,662	75,074
Bright Horizons Family Solutions, Inc.†	21,398	1,386,376
Cambium Learning Group, Inc.†	7,438	34,289
Capella Education Co.	6,991	366,818
Career Education Corp.†	38,859	228,491
DeVry Education Group, Inc.#	36,475	660,197
Grand Canyon Education, Inc.†	26,947	1,125,307
K12, Inc.†	19,332	229,471
Strayer Education, Inc.†	6,282	302,604
Universal Technical Institute, Inc.	12,101	39,812

		5,222,108

Security Services — 0.2%
Alarm.com Holdings, Inc.†#	4,525	95,930
Ascent Capital Group, Inc., Class A†	7,618	142,761
Brink’s Co.	27,838	811,478
LifeLock, Inc.†#	54,020	706,041

		1,756,210

Security Description	Shares	Value (Note 2)

Seismic Data Collection — 0.0%
Geospace Technologies Corp.†#	7,526	$130,426
ION Geophysical Corp.†#	5,384	37,526

		167,952

Semiconductor Components-Integrated Circuits — 0.5%
Cirrus Logic, Inc.†	36,298	1,306,728
Exar Corp.†	22,515	153,778
Integrated Device Technology, Inc.†	83,975	1,960,816
MaxLinear, Inc., Class A†	29,600	613,312
Power Integrations, Inc.	16,846	840,447
Sigma Designs, Inc.†	20,262	146,494

		5,021,575

Semiconductor Equipment — 0.7%
Axcelis Technologies, Inc.†	64,987	175,465
Brooks Automation, Inc.	38,628	424,135
Cabot Microelectronics Corp.	14,150	610,431
Cascade Microtech, Inc.†	7,781	160,911
Cohu, Inc.	14,831	175,006
Entegris, Inc.†	80,275	1,144,721
FormFactor, Inc.†	32,962	236,338
MKS Instruments, Inc.	30,552	1,252,021
Nanometrics, Inc.†	13,729	255,634
Photronics, Inc.†	38,035	365,136
Rudolph Technologies, Inc.†	18,281	266,903
Tessera Technologies, Inc.	30,118	971,908
Ultra Clean Holdings, Inc.†	18,097	103,153
Ultratech, Inc.†	15,800	360,398
Veeco Instruments, Inc.†	23,117	411,251
Xcerra Corp.†	31,227	203,912

		7,117,323

Silver Mining — 0.1%
Hecla Mining Co.#	211,998	860,712

Software Tools — 0.0%
Digital Turbine, Inc.†#	27,875	28,990

Steel Pipe & Tube — 0.2%
Advanced Drainage Systems, Inc.#	19,260	468,210
Mueller Water Products, Inc., Class A	92,091	1,013,922
Northwest Pipe Co.†	5,469	50,862
Omega Flex, Inc.	1,654	57,394
TimkenSteel Corp.	22,853	204,763

		1,795,151

Steel - Producers — 0.4%
AK Steel Holding Corp.†	101,782	435,627
Carpenter Technology Corp.#	28,853	924,450
Commercial Metals Co.	66,246	1,137,444
Ryerson Holding Corp.†#	6,268	87,313
Schnitzer Steel Industries, Inc., Class A	15,158	243,892
Worthington Industries, Inc.	27,485	1,026,840

		3,855,566

Storage/Warehousing — 0.1%
Mobile Mini, Inc.	26,236	903,830
Wesco Aircraft Holdings, Inc.†	35,329	497,786

		1,401,616

SupraNational Banks — 0.0%
Banco Latinoamericano de Comercio Exterior SA, Class E#	17,206	459,056

Telecom Equipment-Fiber Optics — 0.3%
Alliance Fiber Optic Products, Inc.†	8,315	153,994
Ciena Corp.†	70,649	1,233,531
Clearfield, Inc.†#	6,456	116,918

223

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Telecom Equipment - Fiber Optics (continued)
Finisar Corp.†	59,483	$1,000,504
Harmonic, Inc.†	50,679	144,942
KVH Industries, Inc.†	9,200	77,924
Oclaro, Inc.†#	55,972	280,420

		3,008,233

Telecom Services — 0.5%
Consolidated Communications Holdings, Inc.#	28,913	710,682
EarthLink Holdings Corp.	59,011	387,112
FairPoint Communications, Inc.†	11,937	161,746
GTT Communications, Inc.†#	13,996	262,285
Hawaiian Telcom Holdco, Inc.†	6,158	125,562
HC2 Holdings, Inc.†#	11,277	50,634
Inteliquent, Inc.	19,203	321,074
Lumos Networks Corp.†	13,025	167,632
NeuStar, Inc., Class A†#	31,692	746,347
ORBCOMM, Inc.†	34,215	321,621
RigNet, Inc.†#	6,910	85,891
Spok Holdings, Inc.	12,447	218,320
Straight Path Communications, Inc., Class B†#	5,353	171,349
Vonage Holdings Corp.†	106,275	489,928
West Corp.	29,875	630,362

		4,850,545

Telecommunication Equipment — 0.2%
ADTRAN, Inc.	28,237	549,210
Comtech Telecommunications Corp.	9,305	214,387
Plantronics, Inc.	19,890	885,503
Preformed Line Products Co.	1,527	66,699
ShoreTel, Inc.†	36,953	243,890
Sonus Networks, Inc.†	28,303	259,255

		2,218,944

Telephone - Integrated — 0.3%
Atlantic Tele-Network, Inc.	5,872	437,405
Cincinnati Bell, Inc.†	120,039	477,755
General Communication, Inc., Class A†	20,009	311,941
IDT Corp., Class B	9,577	142,410
Shenandoah Telecommunications Co.	27,682	885,547
Windstream Holdings, Inc.#	57,715	484,229

		2,739,287

Television — 0.2%
Central European Media Enterprises, Ltd., Class A†#	42,187	112,217
Gray Television, Inc.†	36,136	427,128
Sinclair Broadcast Group, Inc., Class A#	37,930	1,199,726

		1,739,071

Textile - Apparel — 0.0%
Cherokee, Inc.†	4,901	69,153
Perry Ellis International, Inc.†	7,000	135,520
Unifi, Inc.†	8,515	213,982

		418,655

Textile - Products — 0.0%
Culp, Inc.	5,911	162,493

Theaters — 0.1%
AMC Entertainment Holdings, Inc., Class A	12,140	348,903
Carmike Cinemas, Inc.†	14,017	418,828
National CineMedia, Inc.	35,185	513,701
Reading International, Inc., Class A†	9,469	118,552

		1,399,984

Therapeutics — 0.6%
Akebia Therapeutics, Inc.†#	13,956	124,348

Security Description	Shares	Value (Note 2)

Therapeutics (continued)
Anika Therapeutics, Inc.†	8,373	$396,210
aTyr Pharma, Inc.†#	3,458	11,446
Axovant Sciences, Ltd.†#	8,031	106,089
Calithera Biosciences, Inc.†#	6,340	33,222
Cara Therapeutics, Inc.†#	11,242	72,623
Catabasis Pharmaceuticals, Inc.†#	2,567	17,327
Concert Pharmaceuticals, Inc.†	8,804	117,181
CorMedix, Inc.†#	17,776	50,306
Dyax Corp. CVR(1)(2)	82,437	91,505
Flexion Therapeutics, Inc.†	7,963	138,875
La Jolla Pharmaceutical Co.†	7,794	125,483
MannKind Corp.†#	141,242	134,180
Mirati Therapeutics, Inc.†#	5,701	103,359
Neurocrine Biosciences, Inc.†	48,337	2,399,932
Northwest Biotherapeutics, Inc.†#	26,795	20,501
Osiris Therapeutics, Inc.#	10,917	54,640
Portola Pharmaceuticals, Inc.†	28,259	776,557
Proteon Therapeutics, Inc.†#	4,413	28,155
Sarepta Therapeutics, Inc.†#	25,334	530,241
Seres Therapeutics, Inc.†#	4,859	147,859
Threshold Pharmaceuticals, Inc.†	36,566	17,095
Vital Therapies, Inc.†	9,605	78,089
Voyager Therapeutics, Inc.†	3,286	45,610
Xencor, Inc.†	16,281	230,051
Zafgen, Inc.†#	9,437	66,625

		5,917,509

Tobacco — 0.2%
Universal Corp.#	12,933	707,435
Vector Group, Ltd.#	49,106	1,054,306

		1,761,741

Toys — 0.0%
JAKKS Pacific, Inc.†#	10,849	80,934

Transactional Software — 0.3%
ACI Worldwide, Inc.†	65,886	1,361,205
Bottomline Technologies de, Inc.†	23,427	587,080
InnerWorkings, Inc.†	21,251	183,184
Synchronoss Technologies, Inc.†	22,190	782,641

		2,914,110

Transport - Air Freight — 0.1%
Air Transport Services Group, Inc.†	30,209	382,144
Atlas Air Worldwide Holdings, Inc.†	14,313	627,482

		1,009,626

Transport - Equipment & Leasing — 0.1%
Greenbrier Cos., Inc.#	15,108	433,599
TAL International Group, Inc.	19,036	273,357
Textainer Group Holdings, Ltd.#	12,668	168,738

		875,694

Transport - Marine — 0.4%
Ardmore Shipping Corp.	10,264	97,303
CAI International, Inc.†	9,871	75,809
DHT Holdings, Inc.	53,151	290,204
Dorian LPG, Ltd.†	14,331	128,119
Eagle Bulk Shipping, Inc.†#	12,721	7,073
Frontline, Ltd.#	27,017	239,911
GasLog, Ltd.#	23,824	296,609
Gener8 Maritime, Inc.†	9,557	69,097
Golden Ocean Group, Ltd.†#	38,256	30,601
Hornbeck Offshore Services, Inc.†#	18,311	152,164
Navios Maritime Acquisition Corp.#	46,952	87,331
Navios Maritime Holdings, Inc.#	46,583	51,707

224

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Transport - Marine (continued)
Nordic American Offshore, Ltd.#	10,838	$53,756
Nordic American Tankers, Ltd.#	51,050	784,639
Safe Bulkers, Inc.	21,693	24,730
Scorpio Bulkers, Inc.†#	15,902	63,131
Scorpio Tankers, Inc.	102,367	601,918
Ship Finance International, Ltd.#	33,940	544,058
Teekay Tankers, Ltd., Class A#	53,712	190,141
Tidewater, Inc.#	26,921	116,568
Ultrapetrol Bahamas, Ltd.†#	12,239	3,794

		3,908,663

Transport - Services — 0.2%
Echo Global Logistics, Inc.†	16,958	384,268
Hub Group, Inc., Class A†	20,654	826,573
Matson, Inc.	24,874	829,051
Radiant Logistics, Inc.†	15,482	50,781

		2,090,673

Transport - Truck — 0.7%
ArcBest Corp.	14,887	256,503
Celadon Group, Inc.	15,651	154,632
Covenant Transportation Group, Inc., Class A†	6,716	143,320
Forward Air Corp.	17,729	806,492
Heartland Express, Inc.#	28,834	532,852
Knight Transportation, Inc.	35,805	935,227
Marten Transport, Ltd.	13,696	271,455
P.A.M. Transportation Services, Inc.†	1,747	35,971
Roadrunner Transportation Systems, Inc.†	16,102	129,621
Saia, Inc.†	14,362	374,417
Swift Transportation Co.†#	50,412	785,419
Universal Truckload Services, Inc.	4,780	69,023
USA Truck, Inc.†	5,615	112,075
Werner Enterprises, Inc.	25,395	632,082
XPO Logistics, Inc.†#	40,942	1,197,963
YRC Worldwide, Inc.†	18,749	172,678

		6,609,730

Travel Services — 0.1%
Liberty TripAdvisor Holdings, Inc., Class A†	42,814	983,438

Venture Capital — 0.0%
Safeguard Scientifics, Inc.†	11,854	156,828

Veterinary Diagnostics — 0.1%
Heska Corp.†	3,259	118,204
Neogen Corp.†	21,204	1,046,841
Phibro Animal Health Corp., Class A	9,996	189,824

		1,354,869

Vitamins & Nutrition Products — 0.1%
Natural Grocers by Vitamin Cottage, Inc.†#	5,143	68,145
Natural Health Trends Corp.#	4,511	134,653
Nature’s Sunshine Products, Inc.	6,057	59,601
Nutraceutical International Corp.†	4,801	113,736
Omega Protein Corp.†	12,432	245,408
Synutra International, Inc.†	12,191	49,983
USANA Health Sciences, Inc.†	3,231	389,820

		1,061,346

Water — 0.3%
American States Water Co.	21,626	844,712
Artesian Resources Corp., Class A	4,486	126,505
California Water Service Group	27,408	798,943
Connecticut Water Service, Inc.	6,384	307,900
Consolidated Water Co., Ltd.	8,434	113,100
Middlesex Water Co.	9,240	341,418
SJW Corp.	9,067	312,721

Security Description	Shares/ Principal Amount	Value (Note 2)

Water (continued)
York Water Co.	7,360	$198,720

		3,044,019

Web Hosting/Design — 0.2%
Endurance International Group Holdings, Inc.†#	33,554	316,079
NIC, Inc.	37,519	744,752
Q2 Holdings, Inc.†#	11,149	278,502
Web.com Group, Inc.†	25,084	425,675
Wix.com, Ltd.†	10,715	296,377

		2,061,385

Web Portals/ISP — 0.0%
Blucora, Inc.†	23,419	210,303

Wire & Cable Products — 0.3%
Belden, Inc.	24,414	1,578,854
Encore Wire Corp.	11,872	462,889
General Cable Corp.#	27,985	382,275
Insteel Industries, Inc.	10,553	292,529

		2,716,547

Wireless Equipment — 0.5%
Aerohive Networks, Inc.†	13,362	83,780
CalAmp Corp.†#	20,736	311,662
Gogo, Inc.†#	32,159	361,467
InterDigital, Inc.	20,646	1,203,662
Novatel Wireless, Inc.†#	21,569	30,628
Telenav, Inc.†	16,175	75,375
Ubiquiti Networks, Inc.†#	17,530	698,746
ViaSat, Inc.†#	24,452	1,687,922

		4,453,242

Total Common Stocks
(cost $782,337,788)		956,250,411

RIGHTS — 0.0%
Medical Products — 0.0%
Second Sight Medical Products, Inc.† Expires 05/31/2016 (cost $0)	6,766	0

WARRANTS — 0.0%
Medical - Biomedical/Gene — 0.0%
Asterias Biotherapeutics, Inc.† Expires 09/30/2016	1,196	670

Real Estate Management/Services — 0.0%
Tejon Ranch Co.† Expires 08/31/2016 (strike price $40.00)	1,332	0

Total Warrants
(cost $10,265)		670

Total Long-Term Investment Securities
(cost $782,348,053)		956,251,081

SHORT-TERM INVESTMENT SECURITIES — 11.5%
Registered Investment Companies — 10.6%
State Street Navigator Securities Lending Prime Portfolio 0.53%(4)(5)	104,558,614	104,558,614

U.S. Government Treasuries — 0.9%
United States Treasury Bills
0.23% due 06/02/2016	$5,000,000	4,999,980
0.29% due 06/16/2016(3)	3,500,000	3,499,783

		8,499,763

Total Short-Term Investment Securities
(cost $113,058,159)		113,058,377

225

VALIC Company I Small Cap Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

REPURCHASE AGREEMENTS — 2.0%
State Street Bank and Trust Co. Joint Repurchase Agreement(6) (cost $20,318,000)	$20,318,000	$20,318,000

TOTAL INVESTMENTS
(cost $915,724,212)(7)	110.5%	1,089,627,458
Liabilities in excess of other assets	(10.5)	(103,794,363)

NET ASSETS	100.0%	$985,833,095

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs (see Note 2).
(2)	Illiquid security. At May 31, 2016, the aggregate value of these securities was $93,934 representing 0.0% of net assets.
(3)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(4)	At May 31, 2016, the Fund had loaned securities with a total value of $137,957,808. This was secured by collateral of $104,558,614, which was received in cash and subsequently invested in short-term investments currently valued at $104,558,614 as reported in the Portfolio of Investments. Additional collateral of $36,374,787 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.

The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
Federal Home Loan Mtg. Corp.	1.96% to 4.00%	11/02/2022 to 06/15/2044	$57
Federal National Mtg. Assoc.	2.00% to 5.50%	11/07/2022 to 02/25/2044	88
Government National Mtg. Assoc.	2.65% to 2.65%	05/16/2048 to 05/16/2048	0
United States Treasury Bills	0.00%	06/23/2016 to 02/02/2017	3,282,488
United States Treasury Notes/Bonds	zero coupon to 8.88%	06/15/2016 to 02/15/2046	33,092,154

(5)	The rate shown is the 7-day yield as of May 31, 2016..
(6)	See Note 2 for details of Joint Repurchase Agreements.
(7)	See Note 5 for cost of investments on a tax basis

CVR—Contigent Value Rights

Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of May 31, 2016	Unrealized Appreciation (Depreciation)
273	Long	Russell 2000 Mini Index	June 2016	$29,405,649	$31,487,820	$2,082,171

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Signifcant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Cellular Telecom	$—	$—	$0	$0
Medical - Biomedical/Gene	30,412,174	—	2,429	30,414,603
Medical - Drugs	20,374,156	—	0	20,374,156
Oil Companies- Exploration & Production	9,967,963	—	0	9,967,963
Real Estate Investment Trusts	92,973,965	—	0	92,973,965
Therapeutics	5,826,004	—	91,505	5,917,509
Other Industries	796,602,215	—	—	796,602,215
Rights	—	0	—	0
Warrants	670	—	—	670
Short-Term Investment Securities:
Registered Investment Companies	104,558,614	—	—	104,558,614
U.S. Government Treasuries	—	8,499,763	—	8,499,763
Repurchase Agreements	—	20,318,000	—	20,318,000

Total Investments at Value	$1,060,715,761	$28,817,763	$93,934	$1,089,627,458

Other Financial Instruments:†
Futures Contracts	$2,082,171	$—	$—	$2,082,171

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation(depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

226

VALIC Company I Small Cap Special Values Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Banks — Commercial	9.3%
Time Deposits	6.8
Retail — Restaurants	4.8
Insurance — Reinsurance	3.9
Real Estate Investment Trusts	3.5
Chemicals — Specialty	3.5
Electronic Components — Misc.	2.9
Building Products — Cement	2.5
Insurance — Property/Casualty	2.4
Registered Investment Companies	2.2
Consumer Products — Misc.	2.1
Electronic Measurement Instruments	2.1
Computer Services	2.1
Paper & Related Products	2.1
Metal Processors & Fabrication	2.0
Food — Canned	1.9
Building & Construction Products — Misc.	1.8
Electric Products — Misc.	1.8
Machinery — Electrical	1.8
Medical Imaging Systems	1.7
Machinery — General Industrial	1.6
Insurance Brokers	1.6
Auto/Truck Parts & Equipment — Replacement	1.4
Investment Management/Advisor Services	1.4
Retail — Apparel/Shoe	1.4
Chemicals — Diversified	1.3
Savings & Loans/Thrifts	1.3
Oil Companies — Exploration & Production	1.3
Dental Supplies & Equipment	1.3
Medical — Biomedical/Gene	1.2
Food — Misc./Diversified	1.2
Office Supplies & Forms	1.2
Medical Products	1.2
Containers — Metal/Glass	1.2
Electric — Integrated	1.1
Beverages — Non-alcoholic	1.1
Human Resources	1.1
Diversified Operations/Commercial Services	1.0
Garden Products	0.9
Oil & Gas Drilling	0.9
Disposable Medical Products	0.9
Investment Companies	0.9
Miscellaneous Manufacturing	0.9
Printing — Commercial	0.9
Batteries/Battery Systems	0.8
Identification Systems	0.8
Applications Software	0.8
Oil — Field Services	0.8
Computers — Integrated Systems	0.8
Networking Products	0.8
Publishing — Periodicals	0.7
Engineering/R&D Services	0.7
Medical — Wholesale Drug Distribution	0.7
Funeral Services & Related Items	0.7
Apparel Manufacturers	0.6
Transactional Software	0.6
Chemicals — Plastics	0.6
E-Marketing/Info	0.5
Publishing — Newspapers	0.5
Electronic Components — Semiconductors	0.5
Food — Retail	0.4
Computers — Memory Devices	0.4
Medical Instruments	0.3
Semiconductor Components — Integrated Circuits	0.3
Commercial Services — Finance	0.3
Textile — Products	0.1
Retail — Office Supplies	0.1
Telecom Services	0.1

102.4%

*	Calculated as a percentage of net assets

227

VALIC Company I Small Cap Special Values Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 93.4%
Apparel Manufacturers — 0.6%
Delta Apparel, Inc.†	69,636	$1,430,323

Applications Software — 0.8%
Progress Software Corp.†	74,964	1,973,802

Auto/Truck Parts & Equipment-Replacement — 1.4%
Douglas Dynamics, Inc.	158,968	3,452,785

Banks - Commercial — 9.3%
Associated Banc-Corp.	149,931	2,802,210
BBCN Bancorp, Inc.	73,146	1,189,354
First Citizens BancShares, Inc., Class A	23,826	6,172,364
FirstMerit Corp.	127,461	2,890,816
Hancock Holding Co.	89,452	2,459,035
TCF Financial Corp.	193,168	2,775,824
UMB Financial Corp.	68,735	3,955,699

		22,245,302

Batteries/Battery Systems — 0.8%
EnerSys	33,643	2,022,617

Beverages - Non-alcoholic — 1.1%
Cott Corp.	180,792	2,617,868

Building & Construction Products - Misc. — 1.8%
Simpson Manufacturing Co., Inc.	109,497	4,332,796

Building Products - Cement — 2.5%
Eagle Materials, Inc.	75,673	5,926,709

Chemicals - Diversified — 1.3%
Innospec, Inc.	65,809	3,195,685

Chemicals - Plastics — 0.6%
A. Schulman, Inc.	54,583	1,381,496

Chemicals - Specialty — 3.5%
H.B. Fuller Co.	30,069	1,372,951
Quaker Chemical Corp.	45,850	3,961,898
Sensient Technologies Corp.	42,685	2,911,971

		8,246,820

Commercial Services - Finance — 0.3%
Liberty Tax, Inc.#	59,550	696,735

Computer Services — 2.1%
DST Systems, Inc.	21,221	2,566,043
Sykes Enterprises, Inc.†	80,889	2,412,110

		4,978,153

Computers - Integrated Systems — 0.8%
NetScout Systems, Inc.†	78,686	1,908,922

Computers - Memory Devices — 0.4%
Imation Corp.†#	494,728	870,721

Consumer Products - Misc. — 2.1%
Central Garden & Pet Co.†	114,473	2,138,356
Central Garden & Pet Co., Class A†	22,141	403,630
Helen of Troy, Ltd.†	24,293	2,498,049

		5,040,035

Containers - Metal/Glass — 1.2%
Silgan Holdings, Inc.	54,774	2,801,142

Dental Supplies & Equipment — 1.3%
Patterson Cos., Inc.	62,463	3,048,819

Disposable Medical Products — 0.9%
ICU Medical, Inc.†	6,005	624,460
STERIS PLC	22,828	1,584,948

		2,209,408

Security Description	Shares	Value (Note 2)

Diversified Operations/Commercial Services — 1.0%
Viad Corp.	78,767	$2,505,578

E-Marketing/Info — 0.5%
New Media Investment Group, Inc.	70,787	1,233,817

Electric Products - Misc. — 1.8%
Novanta, Inc.†	278,573	4,264,953

Electric - Integrated — 1.1%
Hawaiian Electric Industries, Inc.	79,850	2,621,476

Electronic Components - Misc. — 2.9%
AVX Corp.	136,021	1,878,450
Jabil Circuit, Inc.	77,364	1,476,105
Vishay Intertechnology, Inc.#	284,670	3,689,323

		7,043,878

Electronic Components - Semiconductors — 0.5%
DSP Group, Inc.†	104,106	1,089,990

Electronic Measurement Instruments — 2.1%
ESCO Technologies, Inc.	71,233	2,868,553
Orbotech, Ltd.†	76,739	2,140,251

		5,008,804

Engineering/R&D Services — 0.7%
EMCOR Group, Inc.	34,886	1,658,829

Food - Canned — 1.9%
TreeHouse Foods, Inc.†	48,293	4,573,347

Food - Misc./Diversified — 1.2%
Nomad Foods, Ltd.†	166,824	1,621,529
Snyder’s-Lance, Inc.	42,299	1,307,462

		2,928,991

Food - Retail — 0.4%
SUPERVALU, Inc.†	221,742	1,026,666

Funeral Services & Related Items — 0.7%
Matthews International Corp., Class A	28,290	1,552,272

Garden Products — 0.9%
Scotts Miracle-Gro Co., Class A	31,985	2,222,958

Human Resources — 1.1%
Korn/Ferry International	86,980	2,509,373

Identification Systems — 0.8%
Brady Corp., Class A	62,918	2,000,163

Insurance Brokers — 1.6%
Brown & Brown, Inc.	104,438	3,766,034

Insurance - Property/Casualty — 2.4%
ProAssurance Corp.	70,453	3,698,078
Stewart Information Services Corp.	51,520	1,917,574

		5,615,652

Insurance - Reinsurance — 3.9%
Endurance Specialty Holdings, Ltd.	32,208	2,187,567
RenaissanceRe Holdings, Ltd.	23,484	2,712,637
Validus Holdings, Ltd.	88,579	4,312,912

		9,213,116

Investment Companies — 0.9%
Apollo Investment Corp.	175,450	917,604
New Mountain Finance Corp.#	78,919	992,801
Real Industry, Inc.†	39,937	270,573

		2,180,978

228

VALIC Company I Small Cap Special Values Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Investment Management/Advisor Services — 1.4%
CIFC Corp.#	45,648	$322,731
Westwood Holdings Group, Inc.	54,486	3,123,138

		3,445,869

Machinery - Electrical — 1.8%
Franklin Electric Co., Inc.	125,594	4,192,328

Machinery - General Industrial — 1.6%
Kadant, Inc.	78,568	3,909,544

Medical Imaging Systems — 1.7%
Analogic Corp.	48,270	3,958,140

Medical Instruments — 0.3%
CryoLife, Inc.	69,663	804,608

Medical Products — 1.2%
Haemonetics Corp.†	62,960	1,762,880
Halyard Health, Inc.†	35,719	1,110,504

		2,873,384

Medical - Biomedical/Gene — 1.2%
Bio-Rad Laboratories, Inc., Class A†	10,953	1,630,354
Innoviva, Inc.#	115,892	1,307,262

		2,937,616

Medical - Wholesale Drug Distribution — 0.7%
Owens & Minor, Inc.	42,982	1,602,799

Metal Processors & Fabrication — 2.0%
Mueller Industries, Inc.	156,418	4,863,036

Miscellaneous Manufacturing — 0.9%
Hillenbrand, Inc.	67,729	2,114,499

Networking Products — 0.8%
NETGEAR, Inc.†	41,434	1,864,530

Office Supplies & Forms — 1.2%
ACCO Brands Corp.†	289,096	2,873,614

Oil & Gas Drilling — 0.9%
Atwood Oceanics, Inc.#	60,456	645,066
Patterson-UTI Energy, Inc.	84,656	1,575,448

		2,220,514

Oil Companies - Exploration & Production — 1.3%
Energen Corp.	46,376	2,208,425
Memorial Resource Development Corp.†	28,332	447,646
WPX Energy, Inc.†	46,820	481,778

		3,137,849

Oil - Field Services — 0.8%
CARBO Ceramics, Inc.#	56,862	701,108
Steel Excel, Inc.†	124,564	1,215,745

		1,916,853

Paper & Related Products — 2.1%
Neenah Paper, Inc.	35,282	2,448,218
Schweitzer-Mauduit International, Inc.	72,874	2,506,866

		4,955,084

Printing - Commercial — 0.9%
Ennis, Inc.	112,761	2,059,016

Publishing - Newspapers — 0.5%
A.H. Belo Corp., Class A	234,061	1,196,052

Publishing - Periodicals — 0.7%
Time, Inc.	110,098	1,747,255

Security Description	Shares/ Principal Amount	Value (Note 2)

Real Estate Investment Trusts — 3.5%
Apollo Commercial Real Estate Finance, Inc.#	69,385	$1,124,731
Gramercy Property Trust	211,469	1,888,418
Hatteras Financial Corp.	195,773	3,149,988
LaSalle Hotel Properties	90,811	2,098,642

		8,261,779

Retail - Apparel/Shoe — 1.4%
Buckle, Inc.#	90,320	2,233,614
Christopher & Banks Corp.†#	188,005	366,610
Guess?, Inc.#	45,338	714,980

		3,315,204

Retail - Office Supplies — 0.1%
Office Depot, Inc.†	67,361	241,152

Retail - Restaurants — 4.8%
Denny’s Corp.†	175,135	1,879,199
DineEquity, Inc.	35,654	2,997,075
Krispy Kreme Doughnuts, Inc.†	158,408	3,386,763
Ruby Tuesday, Inc.†	171,110	663,907
Wendy’s Co.	242,683	2,494,781

		11,421,725

Savings & Loans/Thrifts — 1.3%
First Niagara Financial Group, Inc.	290,688	3,174,313

Semiconductor Components - Integrated Circuits — 0.3%
Exar Corp.†	115,593	789,500

Telecom Services — 0.1%
Aviat Networks, Inc.†#	260,997	150,073

Textile - Products — 0.1%
Dixie Group, Inc.†#	98,557	334,108

Transactional Software — 0.6%
ACI Worldwide, Inc.†	67,947	1,403,785

Total Long-Term Investment Securities
(cost $206,002,902)		223,161,242

SHORT-TERM INVESTMENT SECURITIES — 9.0%
Registered Investment Companies — 2.2%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2)	5,270,036	5,270,036

Time Deposits — 6.8%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 06/01/2016	$16,261,000	16,261,000

Total Short-Term Investment Securities
(cost $21,531,036)		21,531,036

TOTAL INVESTMENTS
(cost $227,533,938)(3)	102.4%	244,692,278
Liabilities in excess of other assets	(2.4)	(5,804,025)

NET ASSETS	100.0%	$238,888,253

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $8,868,263. This was secured by collateral of $5,270,036, which was received in cash and subsequently invested in short-term investments currently valued at $5,270,036 as reported in the Portfolio of Investments. Additional collateral of $3,752,842 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.

229

VALIC Company I Small Cap Special Values Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Notes/Bonds	0.13% to 6.00%	11/30/2016 to 02/15/2044	$3,752,842

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$223,161,242	$—	$—	$223,161,242
Short-Term Investment Securities:
Registered Investment Companies	5,270,036	—	—	5,270,036
Time Deposits	—	16,261,000	—	16,261,000

Total Investments at Value	$228,431,278	$16,261,000	$—	$244,692,278

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

230

VALIC Company I Small-Mid Growth Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Registered Investment Companies	10.4%
Retail — Restaurants	6.4
Food — Misc./Diversified	4.0
Commercial Services — Finance	4.0
Medical — Biomedical/Gene	4.0
Retail — Apparel/Shoe	3.8
Banks — Commercial	3.5
Medical Products	3.4
Instruments — Controls	3.2
Machinery — Pumps	3.1
Coatings/Paint	2.9
Machinery — General Industrial	2.7
Medical — Drugs	2.6
Retail — Gardening Products	2.5
Computers — Periphery Equipment	2.3
Transactional Software	2.1
Applications Software	2.0
Office Supplies & Forms	2.0
Retail — Perfume & Cosmetics	2.0
Investment Management/Advisor Services	1.9
Food — Canned	1.9
Medical — Hospitals	1.8
Computer Software	1.8
Chemicals — Specialty	1.7
Commercial Services	1.7
Telecom Services	1.7
Building — Heavy Construction	1.7
Veterinary Diagnostics	1.5
Real Estate Management/Services	1.5
Electronic Connectors	1.5
Electronic Components — Semiconductors	1.4
Instruments — Scientific	1.3
Disposable Medical Products	1.3
Web Hosting/Design	1.2
Television	1.2
Enterprise Software/Service	1.1
Retail — Misc./Diversified	1.1
Drug Delivery Systems	1.0
Finance — Consumer Loans	1.0
Electric Products — Misc.	1.0
Auto/Truck Parts & Equipment — Original	1.0
Building & Construction Products — Misc.	1.0
Food — Retail	1.0
Building — Residential/Commercial	0.9
Internet Application Software	0.9
Transport — Rail	0.8
Power Converter/Supply Equipment	0.7
Aerospace/Defense	0.7
Apparel Manufacturers	0.7
Diagnostic Equipment	0.6
Retail — Home Furnishings	0.6
Chemicals — Diversified	0.5
E-Commerce/Services	0.5
Retail — Auto Parts	0.5
Oil Field Machinery & Equipment	0.4
Therapeutics	0.4
Oil Companies — Exploration & Production	0.3
Computers — Memory Devices	0.2

108.9%

*	Calculated as a percentage of net assets

231

VALIC Company I Small-Mid Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 98.5%
Aerospace/Defense — 0.7%
Aerovironment, Inc.†#	27,189	$783,315

Apparel Manufacturers — 0.7%
Under Armour, Inc.†#	19,735	744,602

Applications Software — 2.0%
Red Hat, Inc.†	9,614	744,700
ServiceNow, Inc.†	10,891	780,122
Tableau Software, Inc., Class A†	13,983	719,286

		2,244,108

Auto/Truck Parts & Equipment - Original — 1.0%
BorgWarner, Inc.	15,405	524,232
Mobileye NV†#	14,413	547,262

		1,071,494

Banks - Commercial — 3.5%
Eagle Bancorp, Inc.†	51,651	2,659,510
First Republic Bank	16,260	1,177,387

		3,836,897

Building & Construction Products - Misc. — 1.0%
Fortune Brands Home & Security, Inc.	18,211	1,068,439

Building - Heavy Construction — 1.7%
SBA Communications Corp., Class A†	18,417	1,830,650

Building - Residential/Commercial — 0.9%
M/I Homes, Inc.†	54,670	1,032,170

Chemicals - Diversified — 0.5%
Olin Corp.	25,359	583,511

Chemicals - Specialty — 1.7%
Ashland, Inc.	16,700	1,893,112

Coatings/Paint — 2.9%
Axalta Coating Systems, Ltd.†	40,616	1,143,340
RPM International, Inc.	41,872	2,101,556

		3,244,896

Commercial Services — 1.7%
Healthcare Services Group, Inc.	48,401	1,887,639

Commercial Services - Finance — 4.0%
FleetCor Technologies, Inc.†	7,956	1,184,569
Global Payments, Inc.	17,171	1,334,015
Sabre Corp.	66,364	1,869,474

		4,388,058

Computer Software — 1.8%
InterXion Holding NV†	52,076	1,950,767

Computers - Memory Devices — 0.2%
Pure Storage, Inc., Class A†#	16,813	198,057

Computers-Periphery Equipment — 2.3%
Electronics For Imaging, Inc.†	46,528	2,039,322
Kornit Digital, Ltd.†#	55,240	543,562

		2,582,884

Diagnostic Equipment — 0.6%
Cepheid†	25,280	708,093

Disposable Medical Products — 1.3%
C.R. Bard, Inc.	6,324	1,385,209

Drug Delivery Systems — 1.0%
DexCom, Inc.†	13,932	898,475
Revance Therapeutics, Inc.†#	12,380	253,790

		1,152,265

E-Commerce/Services — 0.5%
Match Group, Inc.†#(3)(4)	39,544	553,616

Electric Products - Misc. — 1.0%
AMETEK, Inc.	22,909	1,095,508

Electronic Components - Semiconductors — 1.4%
Cavium, Inc.†	12,538	623,765
Qorvo, Inc.†	18,009	917,919

		1,541,684

Electronic Connectors — 1.5%
Amphenol Corp., Class A	28,381	1,666,532

Security Description	Shares	Value (Note 2)

Enterprise Software/Service — 1.1%
Evolent Health, Inc.†#	31,384	$480,803
Guidewire Software, Inc.†	12,112	710,974

		1,191,777

Finance - Consumer Loans — 1.0%
SLM Corp.†	162,009	1,113,002

Food - Canned — 1.9%
TreeHouse Foods, Inc.†	21,682	2,053,285

Food - Misc./Diversified — 4.0%
Blue Buffalo Pet Products, Inc.†#	42,769	1,105,151
Hain Celestial Group, Inc.†	21,719	1,073,787
McCormick & Co., Inc.	23,006	2,233,193

		4,412,131

Food - Retail — 1.0%
Whole Foods Market, Inc.	33,008	1,067,809

Instruments - Controls — 3.2%
Mettler - Toledo International, Inc.†	5,584	2,095,787
Sensata Technologies Holding NV†	38,797	1,434,713

		3,530,500

Instruments - Scientific — 1.3%
PerkinElmer, Inc.	26,477	1,449,616

Internet Application Software — 0.9%
Splunk, Inc.†	17,241	990,495

Investment Management/Advisor Services — 1.9%
Affiliated Managers Group, Inc.†	12,190	2,115,209

Machinery - General Industrial — 2.7%
Middleby Corp.†	24,350	3,024,270

Machinery - Pumps — 3.1%
Graco, Inc.	12,814	1,028,580
Xylem, Inc.	52,809	2,358,450

		3,387,030

Medical Products — 3.4%
ABIOMED, Inc.†	8,536	847,710
Henry Schein, Inc.†	8,888	1,544,112
Teleflex, Inc.	8,244	1,328,109

		3,719,931

Medical - Biomedical/Gene — 4.0%
Acceleron Pharma, Inc.†	10,164	347,711
Achillion Pharmaceuticals, Inc.†	44,879	419,619
Alder Biopharmaceuticals, Inc.†#	18,285	549,830
Corium International, Inc.†#	59,423	248,982
Dynavax Technologies Corp.†#	16,835	279,293
Emergent BioSolutions, Inc.†	13,880	609,054
Intellia Therapeutics, Inc.†#	5,601	165,622
Medivation, Inc.†	11,844	716,088
Otonomy, Inc.†	14,487	212,814
Ultragenyx Pharmaceutical, Inc.†#	11,174	816,819

		4,365,832

Medical - Drugs — 2.6%
Alkermes PLC†	21,055	977,163
Cempra, Inc.†#	40,313	757,481
Galapagos NV ADR†#	10,404	601,559
Ophthotech Corp.†	10,429	560,037

		2,896,240

Medical - Hospitals — 1.8%
Acadia Healthcare Co., Inc.†	20,179	1,187,938
Adeptus Health, Inc., Class A†#	10,949	782,853

		1,970,791

Office Supplies & Forms — 2.0%
Avery Dennison Corp.	29,917	2,225,226

Oil Companies - Exploration & Production — 0.3%
Concho Resources, Inc.†	2,556	310,145

232

VALIC Company I Small-Mid Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil Field Machinery & Equipment — 0.4%
Dril-Quip, Inc.†	7,218	$440,514

Power Converter/Supply Equipment — 0.7%
Hubbell, Inc.	7,387	785,016

Real Estate Management/Services — 1.5%
HFF, Inc., Class A	52,278	1,683,352

Retail - Apparel/Shoe — 3.8%
Burlington Stores, Inc.†	36,922	2,228,612
Kate Spade & Co.†	65,876	1,440,049
PVH Corp.	5,046	473,315

		4,141,976

Retail - Auto Parts — 0.5%
Advance Auto Parts, Inc.	3,468	533,517

Retail - Gardening Products — 2.5%
Tractor Supply Co.	28,166	2,706,753

Retail - Home Furnishings — 0.6%
Restoration Hardware Holdings, Inc.†#	20,307	675,411

Retail - Misc./Diversified — 1.1%
Five Below, Inc.†	28,111	1,176,726

Retail - Perfume & Cosmetics — 2.0%
Ulta Salon Cosmetics & Fragrance, Inc.†	9,445	2,200,779

Retail - Restaurants — 6.4%
Chipotle Mexican Grill, Inc.†	2,350	1,038,606
Jack in the Box, Inc.	19,077	1,625,360
Panera Bread Co., Class A†	13,372	2,930,474
Shake Shack, Inc.†#	8,705	333,402
Wingstop, Inc.†	22,837	637,152
Zoe’s Kitchen, Inc.†#	14,376	530,762

		7,095,756

Telecom Services — 1.7%
Level 3 Communications, Inc.†	34,871	1,881,290

Television — 1.2%
AMC Networks, Inc., Class A†	20,335	1,300,220

Therapeutics — 0.4%
Voyager Therapeutics, Inc.†#	31,126	432,029

Transactional Software — 2.1%
Black Knight Financial Services, Inc., Class A†#	66,808	2,338,280

Transport - Rail — 0.8%
Kansas City Southern	10,111	941,334

Veterinary Diagnostics — 1.5%
VCA, Inc.†	26,131	1,696,686

Web Hosting/Design — 1.2%
GoDaddy, Inc., Class A†	40,451	$1,315,871

Total Long-Term Investment Securities
(cost $98,406,101)		108,612,305

Security Description	Shares	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES — 10.4%
Registered Investment Companies — 10.4%
SSgA U.S. Government Money Market Fund 0.00%(2)	1,181,909	1,181,909
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2)	10,216,242	10,216,242

Total Short-Term Investment Securities
(cost $11,398,151)		11,398,151

TOTAL INVESTMENTS
(cost $109,804,252)(5)	108.9%	120,010,456
Liabilities in excess of other assets	(8.9)	(9,780,516)

NET ASSETS —	100.0%	$110,229,940

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $11,652,805. This was secured by collateral of $10,216,242, which was received in cash and subsequently invested in short-term investments currently valued at $10,216,242 as reported in the Portfolio of Investments. Additional collateral of $1,627,879 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	06/23/2016 to 02/02/2017	$140,360
United States Treasury Notes/Bonds	0.13% to 8.88%	09/15/2016 to 08/15/2045	1,487,519

(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	Illiquid security. At May 31, 2016, the aggregate value of these securities was $553,616 representing 0.5% of net assets.
(4)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of May 31, 2016, the Small-Mid Growth Fund held the following restricted securities:

Description	Acquisition Date	Share	Acquisition Cost	Value	Value Per Share	% of Net Assets
Common Stocks
Match Group, Inc.	11/24/2015	4,984	$69,061
	11/24/2015	12,243	164,214
	11/24/2015	22,317	267,804

		39,544	$501,079	$553,616	$14.00	0.50%

(5)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

233

VALIC Company I Small-Mid Growth Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$108,612,305	$—	$—	$108,612,305
Short-Term Investment Securities	11,398,151	—	—	11,398,151

Total Investments at Value	$120,010,456	$—	$—	$120,010,456

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

234

VALIC Company I Stock Index Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Medical — Drugs	6.1%
Diversified Banking Institutions	3.4
Computers	3.1
Oil Companies — Integrated	3.1
Real Estate Investment Trusts	2.9
Applications Software	2.8
Electric — Integrated	2.8
Diversified Manufacturing Operations	2.8
Medical — Biomedical/Gene	2.7
Web Portals/ISP	2.5
Telephone — Integrated	2.5
Banks — Super Regional	2.4
Beverages — Non-alcoholic	1.9
Oil Companies — Exploration & Production	1.9
Electronic Components — Semiconductors	1.9
Finance — Credit Card	1.8
Tobacco	1.7
Internet Content — Entertainment	1.7
E-Commerce/Products	1.7
Cosmetics & Toiletries	1.6
Computer Services	1.6
Aerospace/Defense	1.5
Medical — HMO	1.5
Multimedia	1.5
Retail — Discount	1.4
Insurance — Reinsurance	1.4
Insurance — Multi-line	1.4
Retail — Restaurants	1.3
Retail — Building Products	1.3
Food — Misc./Diversified	1.2
Medical Instruments	1.1
Cable/Satellite TV	1.0
Chemicals — Diversified	1.0
Commercial Services — Finance	1.0
Diagnostic Equipment	1.0
Retail — Drug Store	0.9
Oil — Field Services	0.9
Registered Investment Companies	0.9
Networking Products	0.8
Medical Products	0.7
Transport — Services	0.7
Enterprise Software/Service	0.7
U.S. Government Treasuries	0.7
Transport — Rail	0.7
Investment Management/Advisor Services	0.7
Semiconductor Components — Integrated Circuits	0.6
Airlines	0.6
Insurance — Life/Health	0.6
Banks — Fiduciary	0.5
Auto — Cars/Light Trucks	0.5
Oil Refining & Marketing	0.5
Pipelines	0.5
Aerospace/Defense — Equipment	0.5
Instruments — Controls	0.5
E-Commerce/Services	0.5
Medical — Wholesale Drug Distribution	0.4
Insurance Brokers	0.4
Computers — Memory Devices	0.4
Athletic Footwear	0.4
Retail — Auto Parts	0.4
Finance — Other Services	0.4
Retail — Apparel/Shoe	0.4
Banks — Commercial	0.4
Data Processing/Management	0.4
Agricultural Chemicals	0.4
Consumer Products — Misc.	0.3
Repurchase Agreements	0.3
Industrial Gases	0.3
Apparel Manufacturers	0.3

Retail — Major Department Stores	0.3
Auto/Truck Parts & Equipment — Original	0.3
Insurance — Property/Casualty	0.3
Semiconductor Equipment	0.3
Gas — Distribution	0.3
Electronic Forms	0.3
Pharmacy Services	0.3
Food — Retail	0.2
Electric Products — Misc.	0.2
Finance — Investment Banker/Broker	0.2
Entertainment Software	0.2
Machinery — Construction & Mining	0.2
Chemicals — Specialty	0.2
Electronic Connectors	0.2
Beverages — Wine/Spirits	0.2
Non — Hazardous Waste Disposal	0.2
Distribution/Wholesale	0.2
Medical — Hospitals	0.2
Cruise Lines	0.2
Hotels/Motels	0.2
Medical — Generic Drugs	0.2
Commercial Services	0.2
Finance — Consumer Loans	0.2
Advertising Agencies	0.2
Food — Confectionery	0.2
Television	0.2
Electronic Components — Misc.	0.2
Food — Meat Products	0.2
Building Products — Cement	0.2
Tools — Hand Held	0.1
Electric — Distribution	0.1
Agricultural Operations	0.1
Food — Wholesale/Distribution	0.1
Machinery — Farming	0.1
Electronic Security Devices	0.1
Building — Residential/Commercial	0.1
Medical Labs & Testing Services	0.1
Coatings/Paint	0.1
Home Decoration Products	0.1
Toys	0.1
Auto — Heavy Duty Trucks	0.1
Electronic Measurement Instruments	0.1
Containers — Paper/Plastic	0.1
Dental Supplies & Equipment	0.1
Internet Security	0.1
Oil Field Machinery & Equipment	0.1
Engines — Internal Combustion	0.1
Brewery	0.1
Paper & Related Products	0.1
Machinery — General Industrial	0.1
Instruments — Scientific	0.1
Gold Mining	0.1
Retail — Regional Department Stores	0.1
Medical Information Systems	0.1
Broadcast Services/Program	0.1
Disposable Medical Products	0.1
Telecom Services	0.1
Steel — Producers	0.1
Vitamins & Nutrition Products	0.1
Industrial Automated/Robotic	0.1
Retail — Perfume & Cosmetics	0.1
Retail — Jewelry	0.1
Retail — Automobile	0.1
Machinery — Pumps	0.1
Metal — Copper	0.1
Engineering/R&D Services	0.1
Appliances	0.1
Containers — Metal/Glass	0.1
Water	0.1

235

VALIC Company I Stock Index Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited) — (continued)

Industry Allocation* (continued)

Computer Aided Design	0.1%
Office Automation & Equipment	0.1
Retail — Gardening Products	0.1
Dialysis Centers	0.1
Soap & Cleaning Preparation	0.1
Textile — Home Furnishings	0.1
Consulting Services	0.1
Metal — Aluminum	0.1
Oil & Gas Drilling	0.1
Lighting Products & Systems	0.1
Wireless Equipment	0.1
Building Products — Wood	0.1
Electronics — Military	0.1
Computer Software	0.1
Retail — Consumer Electronics	0.1

100.7%

*	Calculated as a percentage of net assets

236

VALIC Company I Stock Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 98.8%
Advertising Agencies — 0.2%
Interpublic Group of Cos., Inc.	89,652	$2,142,683
Omnicom Group, Inc.	53,415	4,451,072

		6,593,755

Aerospace/Defense — 1.5%
Boeing Co.#	138,839	17,514,540
General Dynamics Corp.	65,209	9,251,201
Lockheed Martin Corp.	58,571	13,836,227
Northrop Grumman Corp.	40,340	8,579,108
Raytheon Co.	66,660	8,643,802
Rockwell Collins, Inc.	29,235	2,584,374

		60,409,252

Aerospace/Defense - Equipment — 0.5%
Harris Corp.	27,791	2,189,097
United Technologies Corp.	173,423	17,442,885

		19,631,982

Agricultural Chemicals — 0.4%
CF Industries Holdings, Inc.	51,964	1,437,324
Monsanto Co.	98,174	11,041,630
Mosaic Co.	78,591	1,982,851

		14,461,805

Agricultural Operations — 0.1%
Archer-Daniels-Midland Co.	132,724	5,676,605

Airlines — 0.6%
Alaska Air Group, Inc.	27,807	1,846,385
American Airlines Group, Inc.	134,439	4,289,949
Delta Air Lines, Inc.	173,563	7,543,048
Southwest Airlines Co.	142,253	6,042,907
United Continental Holdings, Inc.†	75,045	3,383,779

		23,106,068

Apparel Manufacturers — 0.3%
Hanesbrands, Inc.	87,320	2,363,752
Michael Kors Holdings, Ltd.†	40,003	1,708,928
Ralph Lauren Corp.	12,960	1,222,517
Under Armour, Inc., Class A#	40,498	1,527,990
Under Armour, Inc., Class C	40,498	1,416,215
VF Corp.	75,707	4,718,060

		12,957,462

Appliances — 0.1%
Whirlpool Corp.	17,219	3,006,782

Applications Software — 2.8%
Citrix Systems, Inc.†	34,329	2,915,219
Intuit, Inc.	57,256	6,106,925
Microsoft Corp.	1,763,324	93,456,172
Red Hat, Inc.†	40,715	3,153,784
Salesforce.com, Inc.†	140,598	11,769,458

		117,401,558

Athletic Footwear — 0.4%
NIKE, Inc., Class B	300,950	16,618,459

Audio/Video Products — 0.0%
Harman International Industries, Inc.	15,861	1,240,965

Auto - Cars/Light Trucks — 0.5%
Ford Motor Co.#	869,179	11,725,225
General Motors Co.	313,344	9,801,400

		21,526,625

Auto - Heavy Duty Trucks — 0.1%
PACCAR, Inc.	78,333	4,367,065

Security Description	Shares	Value (Note 2)

Auto/Truck Parts & Equipment - Original — 0.3%
BorgWarner, Inc.#	48,744	$1,658,758
Delphi Automotive PLC	61,874	4,204,957
Johnson Controls, Inc.	144,519	6,380,514

		12,244,229

Banks - Commercial — 0.4%
BB&T Corp.	181,016	6,583,552
M&T Bank Corp.	35,469	4,238,545
Regions Financial Corp.	287,112	2,822,311
Zions Bancorporation	45,593	1,277,516

		14,921,924

Banks - Fiduciary — 0.5%
Bank of New York Mellon Corp.	239,842	10,087,754
Citizens Financial Group, Inc.	117,672	2,771,176
Northern Trust Corp.	47,987	3,555,837
State Street Corp.	89,181	5,623,754

		22,038,521

Banks - Super Regional — 2.4%
Capital One Financial Corp.	117,576	8,611,266
Comerica, Inc.	38,988	1,836,335
Fifth Third Bancorp	174,616	3,295,004
Huntington Bancshares, Inc.	177,245	1,852,210
KeyCorp	186,293	2,388,276
PNC Financial Services Group, Inc.	111,718	10,025,573
SunTrust Banks, Inc.	112,586	4,933,519
US Bancorp	364,083	15,590,034
Wells Fargo & Co.	1,029,954	52,239,267

		100,771,484

Beverages - Non-alcoholic — 1.9%
Coca-Cola Co.	868,708	38,744,377
Dr Pepper Snapple Group, Inc.	41,768	3,817,595
Monster Beverage Corp.†	33,477	5,021,550
PepsiCo, Inc.	322,245	32,601,527

		80,185,049

Beverages - Wine/Spirits — 0.2%
Brown-Forman Corp., Class B	22,406	2,197,356
Constellation Brands, Inc., Class A	39,213	6,005,471

		8,202,827

Brewery — 0.1%
Molson Coors Brewing Co., Class B	40,983	4,064,694

Broadcast Services/Program — 0.1%
Discovery Communications, Inc., Class A†#	33,462	931,917
Discovery Communications, Inc., Class C†	53,057	1,420,336
Scripps Networks Interactive, Inc., Class A#	21,149	1,360,726

		3,712,979

Building Products - Cement — 0.2%
Martin Marietta Materials, Inc.#	14,342	2,711,212
Vulcan Materials Co.	29,692	3,466,541

		6,177,753

Building Products - Wood — 0.1%
Masco Corp.	74,448	2,429,983

Building - Residential/Commercial — 0.1%
D.R. Horton, Inc.#	73,369	2,242,157
Lennar Corp., Class A	40,155	1,829,863
PulteGroup, Inc.	70,834	1,328,846

		5,400,866

237

VALIC Company I Stock Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Cable/Satellite TV — 1.0%
Cablevision Systems Corp., Class A	49,610	$1,720,475
Charter Communications, Inc.†	30,886	6,762,181
Comcast Corp., Class A	542,410	34,334,553

		42,817,209

Casino Hotels — 0.0%
Wynn Resorts, Ltd.#	18,148	1,745,475

Chemicals - Diversified — 1.0%
Dow Chemical Co.	249,052	12,791,311
E.I. du Pont de Nemours & Co.	194,335	12,711,452
Eastman Chemical Co.	32,954	2,417,505
FMC Corp.	29,798	1,415,107
LyondellBasell Industries NV, Class A	77,085	6,271,636
PPG Industries, Inc.	59,474	6,404,160

		42,011,171

Chemicals - Specialty — 0.2%
Ecolab, Inc.	59,392	6,963,118
International Flavors & Fragrances, Inc.	17,806	2,296,974

		9,260,092

Coatings/Paint — 0.1%
Sherwin-Williams Co.	17,485	5,089,709

Commercial Services — 0.2%
Cintas Corp.	19,527	1,851,160
Nielsen Holdings PLC	80,678	4,307,398
Quanta Services, Inc.†	33,672	809,138

		6,967,696

Commercial Services - Finance — 1.0%
Automatic Data Processing, Inc.	101,985	8,958,362
Equifax, Inc.	26,465	3,327,445
Global Payments, Inc.	34,353	2,668,885
H&R Block, Inc.	52,603	1,123,600
Moody’s Corp.	37,803	3,728,888
PayPal Holdings, Inc.†	248,054	9,373,961
S&P Global, Inc.	59,147	6,613,226
Total System Services, Inc.	37,569	2,017,455
Western Union Co.	111,898	2,176,416

		39,988,238

Computer Aided Design — 0.1%
Autodesk, Inc.†	50,234	2,927,135

Computer Services — 1.6%
Accenture PLC, Class A	139,989	16,654,491
Cognizant Technology Solutions Corp., Class A†	135,799	8,343,491
CSRA, Inc.	30,381	752,538
Hewlett Packard Enterprise Co.	382,696	7,068,395
International Business Machines Corp.	197,084	30,299,694
Teradata Corp.†	29,651	840,309

		63,958,918

Computer Software — 0.1%
Akamai Technologies, Inc.†	39,405	2,150,725

Computers — 3.1%
Apple, Inc.	1,236,126	123,439,542
HP, Inc.	384,946	5,150,578

		128,590,120

Computers - Memory Devices — 0.4%
EMC Corp.	434,081	12,132,564
NetApp, Inc.	64,449	1,645,383
Seagate Technology PLC#	66,085	1,490,878
Western Digital Corp.#	62,591	2,912,985

		18,181,810

Security Description	Shares	Value (Note 2)

Consulting Services — 0.1%
Verisk Analytics, Inc.†	34,465	$2,736,176

Consumer Products - Misc. — 0.3%
Clorox Co.	28,859	3,709,536
Kimberly-Clark Corp.	80,460	10,221,638

		13,931,174

Containers - Metal/Glass — 0.1%
Ball Corp.#	31,594	2,284,246
Owens-Illinois, Inc.†	35,890	678,321

		2,962,567

Containers - Paper/Plastic — 0.1%
Sealed Air Corp.	43,695	2,029,196
WestRock Co.	56,594	2,241,688

		4,270,884

Cosmetics & Toiletries — 1.6%
Colgate-Palmolive Co.	199,030	14,013,702
Estee Lauder Cos., Inc., Class A	49,475	4,540,816
Procter & Gamble Co.	591,371	47,924,706

		66,479,224

Cruise Lines — 0.2%
Carnival Corp.	100,467	4,796,295
Royal Caribbean Cruises, Ltd.	37,806	2,925,806

		7,722,101

Data Processing/Management — 0.4%
Dun & Bradstreet Corp.	8,064	1,023,322
Fidelity National Information Services, Inc.	61,553	4,571,541
Fiserv, Inc.†	49,702	5,235,112
Paychex, Inc.	71,619	3,883,182

		14,713,157

Dental Supplies & Equipment — 0.1%
DENTSPLY SIRONA, Inc.	53,790	3,343,587
Patterson Cos., Inc.#	18,620	908,842

		4,252,429

Diagnostic Equipment — 1.0%
Abbott Laboratories	328,449	13,016,434
Danaher Corp.	133,281	13,109,519
Thermo Fisher Scientific, Inc.	88,344	13,407,969

		39,533,922

Dialysis Centers — 0.1%
DaVita HealthCare Partners, Inc.†	36,943	2,856,433

Disposable Medical Products — 0.1%
C.R. Bard, Inc.	16,439	3,600,799

Distribution/Wholesale — 0.2%
Fastenal Co.#	64,324	2,960,834
LKQ Corp.†	68,266	2,257,557
WW Grainger, Inc.#	12,661	2,891,139

		8,109,530

Diversified Banking Institutions — 3.4%
Bank of America Corp.	2,302,027	34,046,979
Citigroup, Inc.	657,263	30,608,738
Goldman Sachs Group, Inc.	87,569	13,965,504
JPMorgan Chase & Co.	818,260	53,407,830
Morgan Stanley	340,586	9,321,839

		141,350,890

238

VALIC Company I Stock Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Diversified Manufacturing Operations — 2.8%
3M Co.	134,889	$22,704,516
Dover Corp.	34,558	2,306,746
Eaton Corp. PLC	102,309	6,305,304
General Electric Co.	2,080,194	62,884,265
Illinois Tool Works, Inc.	72,989	7,739,024
Ingersoll-Rand PLC	57,262	3,825,674
Parker-Hannifin Corp.	30,120	3,458,981
Pentair PLC#	40,674	2,450,202
Textron, Inc.	60,456	2,300,955

		113,975,667

Diversified Operations — 0.0%
Leucadia National Corp.	74,299	1,344,812

E-Commerce/Products — 1.7%
Amazon.com, Inc.†	86,076	62,214,872
eBay, Inc.†	241,761	5,913,474

		68,128,346

E-Commerce/Services — 0.5%
Expedia, Inc.	26,417	2,938,627
Priceline Group, Inc.†	11,062	13,986,018
TripAdvisor, Inc.†	25,398	1,720,461

		18,645,106

Electric Products - Misc. — 0.2%
AMETEK, Inc.	52,512	2,511,124
Emerson Electric Co.	143,378	7,458,523

		9,969,647

Electric - Distribution — 0.1%
PPL Corp.	150,232	5,789,941

Electric - Integrated — 2.8%
AES Corp.	147,083	1,631,150
Ameren Corp.	54,094	2,680,358
American Electric Power Co., Inc.	109,477	7,086,446
CMS Energy Corp.	61,792	2,584,141
Consolidated Edison, Inc.	65,454	4,795,160
Dominion Resources, Inc.	132,967	9,606,866
DTE Energy Co.	40,013	3,628,379
Duke Energy Corp.	153,470	12,005,958
Edison International	72,637	5,202,988
Entergy Corp.	39,794	3,021,160
Eversource Energy	70,716	3,906,352
Exelon Corp.	205,091	7,028,469
FirstEnergy Corp.	94,450	3,098,905
NextEra Energy, Inc.	102,688	12,334,883
PG&E Corp.	109,873	6,601,170
Pinnacle West Capital Corp.	24,748	1,821,205
Public Service Enterprise Group, Inc.	112,906	5,052,543
SCANA Corp.	31,862	2,227,472
Southern Co.	203,513	10,061,683
TECO Energy, Inc.	52,502	1,445,905
WEC Energy Group, Inc.	70,372	4,232,172
Xcel Energy, Inc.	113,156	4,681,264

		114,734,629

Electronic Components - Misc. — 0.2%
Corning, Inc.	248,099	5,182,788
Garmin, Ltd.#	26,224	1,115,045

		6,297,833

Electronic Components - Semiconductors — 1.9%
Broadcom, Ltd.	82,667	12,760,478
Intel Corp.	1,053,183	33,270,051
Microchip Technology, Inc.#	47,569	2,458,366

Security Description	Shares	Value (Note 2)

Electronic Components - Semiconductors (continued)
Micron Technology, Inc.†	231,294	$2,942,060
NVIDIA Corp.#	113,946	5,323,557
Qorvo, Inc.†	28,783	1,467,069
Skyworks Solutions, Inc.#	42,731	2,852,722
Texas Instruments, Inc.#	224,115	13,581,369
Xilinx, Inc.	56,971	2,699,856

		77,355,528

Electronic Connectors — 0.2%
Amphenol Corp., Class A	68,675	4,032,596
TE Connectivity, Ltd.	82,417	4,945,020

		8,977,616

Electronic Forms — 0.3%
Adobe Systems, Inc.†	111,099	11,051,018

Electronic Measurement Instruments — 0.1%
Agilent Technologies, Inc.	73,074	3,353,366
FLIR Systems, Inc.	30,668	955,308

		4,308,674

Electronic Security Devices — 0.1%
Allegion PLC	21,424	1,449,119
Tyco International PLC	94,666	4,034,665

		5,483,784

Electronics - Military — 0.1%
L-3 Communications Holdings, Inc.	17,349	2,380,456

Energy - Alternate Sources — 0.0%
First Solar, Inc.†	17,016	844,844

Engineering/R&D Services — 0.1%
Fluor Corp.	30,971	1,634,649
Jacobs Engineering Group, Inc.†	27,319	1,384,800

		3,019,449

Engines - Internal Combustion — 0.1%
Cummins, Inc.	36,143	4,137,289

Enterprise Software/Service — 0.7%
CA, Inc.	65,969	2,132,118
Oracle Corp.	702,474	28,239,455

		30,371,573

Entertainment Software — 0.2%
Activision Blizzard, Inc.	113,065	4,438,932
Electronic Arts, Inc.†	68,959	5,292,603

		9,731,535

Finance - Consumer Loans — 0.2%
Navient Corp.	76,429	1,047,842
Synchrony Financial†	185,896	5,799,955

		6,847,797

Finance - Credit Card — 1.8%
Alliance Data Systems Corp.†	13,212	2,935,574
American Express Co.	182,688	12,013,563
Discover Financial Services	92,343	5,246,006
MasterCard, Inc., Class A	218,603	20,964,028
Visa, Inc., Class A	427,857	33,775,031

		74,934,202

Finance - Investment Banker/Broker — 0.2%
Charles Schwab Corp.	267,905	8,192,535
E*TRADE Financial Corp.†	63,028	1,757,851

		9,950,386

239

VALIC Company I Stock Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Finance - Other Services — 0.4%
CME Group, Inc.	75,447	$7,385,507
Intercontinental Exchange, Inc.	26,505	7,186,035
Nasdaq, Inc.	25,576	1,688,272

		16,259,814

Food - Confectionery — 0.2%
Hershey Co.	31,976	2,968,972
J.M. Smucker Co.	26,683	3,446,109

		6,415,081

Food - Meat Products — 0.2%
Hormel Foods Corp.	60,252	2,073,271
Tyson Foods, Inc., Class A	65,343	4,167,577

		6,240,848

Food - Misc./Diversified — 1.2%
Campbell Soup Co.	40,089	2,428,191
ConAgra Foods, Inc.	96,786	4,423,120
General Mills, Inc.	132,282	8,304,664
Kellogg Co.	56,223	4,181,305
Kraft Heinz Co.	132,560	11,027,666
McCormick & Co., Inc.	25,721	2,496,738
Mondelez International, Inc., Class A	349,766	15,561,089

		48,422,773

Food - Retail — 0.2%
Kroger Co.#	217,308	7,770,934
Whole Foods Market, Inc.#	72,371	2,341,202

		10,112,136

Food - Wholesale/Distribution — 0.1%
Sysco Corp.	117,063	5,631,901

Gas-Distribution — 0.3%
AGL Resources, Inc.	26,839	1,766,006
CenterPoint Energy, Inc.	95,926	2,161,213
NiSource, Inc.	71,284	1,700,836
Sempra Energy	52,569	5,631,191

		11,259,246

Gold Mining — 0.1%
Newmont Mining Corp.	117,973	3,823,505

Hazardous Waste Disposal — 0.0%
Stericycle, Inc.†	18,947	1,856,617

Home Decoration Products — 0.1%
Newell Brands, Inc.	101,831	4,856,320

Home Furnishings — 0.0%
Leggett & Platt, Inc.#	30,252	1,520,466

Hotels/Motels — 0.2%
Marriott International, Inc., Class A#	42,384	2,799,039
Starwood Hotels & Resorts Worldwide, Inc.	37,624	2,762,730
Wyndham Worldwide Corp.	25,083	1,690,344

		7,252,113

Human Resources — 0.0%
Robert Half International, Inc.	29,241	1,216,133

Independent Power Producers — 0.0%
NRG Energy, Inc.	70,203	1,149,925

Industrial Automated/Robotic — 0.1%
Rockwell Automation, Inc.	29,300	3,400,265

Industrial Gases — 0.3%
Air Products & Chemicals, Inc.	43,270	6,172,033
Praxair, Inc.	63,502	6,976,329

		13,148,362

Security Description	Shares	Value (Note 2)

Instruments - Controls — 0.5%
Honeywell International, Inc.	171,515	$19,523,552

Instruments - Scientific — 0.1%
PerkinElmer, Inc.	24,477	1,340,116
Waters Corp.†	18,115	2,491,718

		3,831,834

Insurance Brokers — 0.4%
Aon PLC	60,213	6,579,475
Marsh & McLennan Cos., Inc.	116,204	7,677,598
Willis Towers Watson PLC	30,804	3,943,528

		18,200,601

Insurance - Life/Health — 0.6%
Aflac, Inc.	93,636	6,503,957
Lincoln National Corp.	53,720	2,463,062
Principal Financial Group, Inc.	60,465	2,694,320
Prudential Financial, Inc.	99,433	7,880,065
Torchmark Corp.	25,143	1,549,563
Unum Group	53,251	1,966,027

		23,056,994

Insurance - Multi-line — 1.4%
Allstate Corp.	84,339	5,693,726
American International Group, Inc.(1)	256,261	14,832,387
Assurant, Inc.	14,442	1,262,086
Chubb, Ltd.	102,742	13,008,165
Cincinnati Financial Corp.	32,975	2,278,572
Hartford Financial Services Group, Inc.	88,436	3,994,654
Loews Corp.	59,706	2,416,899
MetLife, Inc.	244,494	11,136,702
XL Group PLC	65,054	2,234,605

		56,857,796

Insurance - Property/Casualty — 0.3%
Progressive Corp.	130,272	4,338,057
Travelers Cos., Inc.	65,763	7,506,189

		11,844,246

Insurance - Reinsurance — 1.4%
Berkshire Hathaway, Inc., Class B†	417,695	58,702,855

Internet Content - Entertainment — 1.7%
Facebook, Inc., Class A†	511,641	60,788,067
Netflix, Inc.†	95,437	9,788,973

		70,577,040

Internet Infrastructure Software — 0.0%
F5 Networks, Inc.†	15,328	1,689,146

Internet Security — 0.1%
Symantec Corp.	135,978	2,360,578
VeriSign, Inc.†#	21,477	1,835,424

		4,196,002

Investment Management/Advisor Services — 0.7%
Affiliated Managers Group, Inc.†	12,037	2,088,660
Ameriprise Financial, Inc.	37,671	3,830,011
BlackRock, Inc.	28,143	10,239,830
Franklin Resources, Inc.	83,240	3,109,014
Invesco, Ltd.	92,837	2,915,082
Legg Mason, Inc.	24,013	828,448
T. Rowe Price Group, Inc.	55,330	4,263,730

		27,274,775

Lighting Products & Systems — 0.1%
Acuity Brands, Inc.	9,761	2,528,489

240

VALIC Company I Stock Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Machinery - Construction & Mining — 0.2%
Caterpillar, Inc.	129,825	$9,413,611

Machinery - Farming — 0.1%
Deere & Co.#	66,785	5,495,738

Machinery - General Industrial — 0.1%
Roper Technologies, Inc.	22,532	3,854,775

Machinery - Pumps — 0.1%
Flowserve Corp.	28,998	1,395,674
Xylem, Inc.	39,792	1,777,110

		3,172,784

Medical Information Systems — 0.1%
Cerner Corp.†	67,466	3,751,784

Medical Instruments — 1.1%
Boston Scientific Corp.†	300,604	6,826,717
Edwards Lifesciences Corp.†	47,843	4,712,535
Intuitive Surgical, Inc.†	8,334	5,289,673
Medtronic PLC	313,493	25,229,917
St. Jude Medical, Inc.	63,230	4,954,703

		47,013,545

Medical Labs & Testing Services — 0.1%
Laboratory Corp. of America Holdings†	22,673	2,901,010
Quest Diagnostics, Inc.	31,827	2,456,090

		5,357,100

Medical Products — 0.7%
Baxter International, Inc.#	122,144	5,271,735
Becton Dickinson and Co.	47,223	7,860,268
Henry Schein, Inc.†	18,268	3,173,700
Stryker Corp.	69,849	7,764,415
Varian Medical Systems, Inc.†#	21,292	1,762,765
Zimmer Biomet Holdings, Inc.	39,896	4,871,700

		30,704,583

Medical - Biomedical/Gene — 2.7%
Alexion Pharmaceuticals, Inc.†	50,227	7,579,254
Amgen, Inc.	167,673	26,483,950
Biogen, Inc.†	48,752	14,124,917
Celgene Corp.†	174,267	18,388,654
Gilead Sciences, Inc.	304,729	26,529,707
Illumina, Inc.†	32,773	4,746,514
Regeneron Pharmaceuticals, Inc.†	17,407	6,944,174
Vertex Pharmaceuticals, Inc.†	54,931	5,116,823

		109,913,993

Medical - Drugs — 6.1%
AbbVie, Inc.	359,214	22,605,337
Allergan PLC†	87,993	20,744,350
Baxalta, Inc.	151,878	6,869,442
Bristol-Myers Squibb Co.	372,194	26,686,310
Eli Lilly & Co.	217,004	16,281,810
Endo International PLC†#	45,576	720,557
Johnson & Johnson	615,180	69,324,634
Mallinckrodt PLC†	24,951	1,580,895
Merck & Co., Inc.	618,725	34,809,468
Pfizer, Inc.	1,348,390	46,789,133
Zoetis, Inc.	101,971	4,835,465

		251,247,401

Medical - Generic Drugs — 0.2%
Mylan NV†#	91,892	3,982,599
Perrigo Co. PLC	32,639	3,128,122

		7,110,721

Security Description	Shares	Value (Note 2)

Medical - HMO — 1.5%
Aetna, Inc.	77,941	$8,825,259
Anthem, Inc.	58,267	7,700,567
Centene Corp.†	37,888	2,362,317
Cigna Corp.	57,021	7,304,960
Humana, Inc.	33,063	5,703,698
UnitedHealth Group, Inc.	211,946	28,330,822

		60,227,623

Medical - Hospitals — 0.2%
HCA Holdings, Inc.†	68,144	5,316,595
Universal Health Services, Inc., Class B	20,151	2,717,564

		8,034,159

Medical - Wholesale Drug Distribution — 0.4%
AmerisourceBergen Corp.	42,718	3,202,995
Cardinal Health, Inc.	73,422	5,796,667
McKesson Corp.	50,962	9,333,181

		18,332,843

Metal - Aluminum — 0.1%
Alcoa, Inc.#	293,136	2,717,371

Metal - Copper — 0.1%
Freeport-McMoRan, Inc.#	279,091	3,092,328

Motorcycle/Motor Scooter — 0.0%
Harley-Davidson, Inc.#	41,027	1,903,243

Multimedia — 1.5%
Time Warner, Inc.	176,159	13,328,190
Twenty-First Century Fox, Inc., Class A	249,573	7,207,668
Twenty-First Century Fox, Inc., Class B	96,133	2,810,929
Viacom, Inc., Class B	77,240	3,427,139
Walt Disney Co.	334,647	33,203,675

		59,977,601

Networking Products — 0.8%
Cisco Systems, Inc.	1,121,876	32,590,498

Non-Hazardous Waste Disposal — 0.2%
Republic Services, Inc.	53,052	2,561,351
Waste Management, Inc.	92,400	5,631,780

		8,193,131

Office Automation & Equipment — 0.1%
Pitney Bowes, Inc.#	42,707	795,631
Xerox Corp.	212,270	2,116,332

		2,911,963

Office Supplies & Forms — 0.0%
Avery Dennison Corp.	19,938	1,482,988

Oil & Gas Drilling — 0.1%
Diamond Offshore Drilling, Inc.#	14,372	371,085
Helmerich & Payne, Inc.#	24,080	1,472,492
Transocean, Ltd.#	76,306	747,036

		2,590,613

Oil Companies - Exploration & Production — 1.9%
Anadarko Petroleum Corp.	113,353	5,878,487
Apache Corp.#	84,339	4,819,130
Cabot Oil & Gas Corp.	102,121	2,447,840
Chesapeake Energy Corp.†#	115,355	494,873
Cimarex Energy Co.	21,139	2,458,043
Concho Resources, Inc.†#	28,790	3,493,379
ConocoPhillips	275,603	12,068,655
Devon Energy Corp.	113,768	4,105,887
EOG Resources, Inc.	122,593	9,974,167
EQT Corp.	37,939	2,779,032

241

VALIC Company I Stock Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil Companies - Exploration & Production (continued)
Hess Corp.#	59,036	$3,538,027
Newfield Exploration Co.†	44,172	1,800,892
Noble Energy, Inc.	95,608	3,417,986
Occidental Petroleum Corp.	170,294	12,846,979
Pioneer Natural Resources Co.#	36,399	5,835,488
Range Resources Corp.	37,808	1,610,243
Southwestern Energy Co.†#	86,873	1,187,554

		78,756,662

Oil Companies - Integrated — 3.1%
Chevron Corp.	419,836	42,403,436
Exxon Mobil Corp.	925,828	82,417,209
Marathon Oil Corp.	188,083	2,458,245
Murphy Oil Corp.#	36,053	1,114,398

		128,393,288

Oil Field Machinery & Equipment — 0.1%
FMC Technologies, Inc.†	50,587	1,377,484
National Oilwell Varco, Inc.	83,782	2,760,617

		4,138,101

Oil Refining & Marketing — 0.5%
Marathon Petroleum Corp.	117,987	4,109,487
Phillips 66	104,658	8,410,317
Tesoro Corp.	26,597	2,076,694
Valero Energy Corp.	104,871	5,736,444

		20,332,942

Oil - Field Services — 0.9%
Baker Hughes, Inc.#	97,616	4,527,430
Halliburton Co.	191,361	8,071,607
Schlumberger, Ltd.	309,982	23,651,627

		36,250,664

Paper & Related Products — 0.1%
International Paper Co.#	91,665	3,864,596

Pharmacy Services — 0.3%
Express Scripts Holding Co.†	141,079	10,658,518

Pipelines — 0.5%
Columbia Pipeline Group, Inc.	89,142	2,276,687
Kinder Morgan, Inc.	407,958	7,375,881
ONEOK, Inc.	46,816	2,024,792
Spectra Energy Corp.	149,706	4,769,633
Williams Cos., Inc.	152,172	3,372,131

		19,819,124

Publishing - Newspapers — 0.0%
News Corp., Class A	84,715	1,013,192
News Corp., Class B#	24,033	296,567

		1,309,759

Real Estate Investment Trusts — 2.9%
American Tower Corp.	94,505	9,996,739
Apartment Investment & Management Co., Class A	34,913	1,489,039
AvalonBay Communities, Inc.	30,544	5,494,255
Boston Properties, Inc.#	34,242	4,301,822
Crown Castle International Corp.	74,412	6,757,354
Digital Realty Trust, Inc.#	32,626	3,114,152
Equinix, Inc.	15,361	5,560,682
Equity Residential	81,406	5,634,109
Essex Property Trust, Inc.	14,583	3,313,695
Extra Space Storage, Inc.#	27,880	2,592,004
Federal Realty Investment Trust	15,532	2,379,347
General Growth Properties, Inc.	129,838	3,488,747
HCP, Inc.	103,787	3,411,479

Security Description	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Host Hotels & Resorts, Inc.#	167,715	$2,582,811
Iron Mountain, Inc.	53,758	1,975,069
Kimco Realty Corp.	92,234	2,599,154
Macerich Co.	28,264	2,157,108
Prologis, Inc.	116,995	5,560,772
Public Storage	32,835	8,330,568
Realty Income Corp.#	55,829	3,354,765
Simon Property Group, Inc.	68,981	13,633,405
SL Green Realty Corp.	22,307	2,261,038
UDR, Inc.	59,555	2,145,767
Ventas, Inc.	74,924	4,969,709
Vornado Realty Trust#	39,519	3,774,855
Welltower, Inc.	79,176	5,456,018
Weyerhaeuser Co.	166,555	5,246,482

		121,580,945

Real Estate Management/Services — 0.0%
CBRE Group, Inc., Class A†	64,830	1,935,175

Rental Auto/Equipment — 0.0%
United Rentals, Inc.†	20,281	1,412,977

Retail - Apparel/Shoe — 0.4%
Coach, Inc.	61,910	2,440,492
Foot Locker, Inc.#	30,602	1,711,264
Gap, Inc.	50,450	907,596
L Brands, Inc.	56,784	3,892,543
PVH Corp.	18,269	1,713,632
Ross Stores, Inc.	90,293	4,821,646
Urban Outfitters, Inc.†	19,355	552,198

		16,039,371

Retail - Auto Parts — 0.4%
Advance Auto Parts, Inc.	16,347	2,514,823
AutoZone, Inc.†	6,735	5,133,417
Genuine Parts Co.	33,334	3,230,731
O’Reilly Automotive, Inc.†	21,668	5,729,669

		16,608,640

Retail - Automobile — 0.1%
AutoNation, Inc.†#	16,494	831,957
CarMax, Inc.†#	43,636	2,341,508

		3,173,465

Retail - Bedding — 0.0%
Bed Bath & Beyond, Inc.†	36,471	1,632,077

Retail - Building Products — 1.3%
Home Depot, Inc.	282,665	37,345,700
Lowe’s Cos., Inc.	204,016	16,347,802

		53,693,502

Retail - Consumer Electronics — 0.1%
Best Buy Co., Inc.	62,810	2,020,598

Retail - Discount — 1.4%
Costco Wholesale Corp.	98,045	14,586,155
Dollar General Corp.	64,862	5,831,094
Dollar Tree, Inc.†	52,346	4,739,407
Target Corp.	134,262	9,234,540
Wal-Mart Stores, Inc.	349,781	24,757,499

		59,148,695

Retail - Drug Store — 0.9%
CVS Health Corp.	244,901	23,620,701
Walgreens Boots Alliance, Inc.	192,399	14,891,683

		38,512,384

242

VALIC Company I Stock Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail - Gardening Products — 0.1%
Tractor Supply Co.	29,816	$2,865,318

Retail - Jewelry — 0.1%
Signet Jewelers, Ltd.	17,731	1,754,837
Tiffany & Co.#	24,868	1,540,821

		3,295,658

Retail - Major Department Stores — 0.3%
Nordstrom, Inc.#	28,624	1,087,140
TJX Cos., Inc.	149,267	11,362,204

		12,449,344

Retail - Office Supplies — 0.0%
Staples, Inc.	143,967	1,266,910

Retail - Perfume & Cosmetics — 0.1%
Ulta Salon Cosmetics & Fragrance, Inc.†	14,201	3,308,975

Retail - Regional Department Stores — 0.1%
Kohl’s Corp.#	42,319	1,525,177
Macy’s, Inc.	69,179	2,297,434

		3,822,611

Retail - Restaurants — 1.3%
Chipotle Mexican Grill, Inc.†#	6,698	2,960,248
Darden Restaurants, Inc.	25,730	1,745,266
McDonald’s Corp.	201,007	24,534,914
Starbucks Corp.#	329,532	18,088,012
Yum! Brands, Inc.	91,119	7,479,959

		54,808,399

Rubber - Tires — 0.0%
Goodyear Tire & Rubber Co.#	59,535	1,665,194

Savings & Loans/Thrifts — 0.0%
People’s United Financial, Inc.	69,210	1,099,055

Semiconductor Components - Integrated Circuits — 0.6%
Analog Devices, Inc.	69,117	4,043,344
Linear Technology Corp.	53,361	2,525,043
QUALCOMM, Inc.	333,275	18,303,463

		24,871,850

Semiconductor Equipment — 0.3%
Applied Materials, Inc.	252,087	6,155,965
KLA-Tencor Corp.	34,704	2,530,963
Lam Research Corp.	35,424	2,933,461

		11,620,389

Soap & Cleaning Preparation — 0.1%
Church & Dwight Co., Inc.	28,921	2,848,140

Steel - Producers — 0.1%
Nucor Corp.	70,883	3,438,534

Telecom Services — 0.1%
Level 3 Communications, Inc.†	64,440	3,476,538

Telecommunication Equipment — 0.0%
Juniper Networks, Inc.	78,475	1,837,100

Telephone - Integrated — 2.5%
AT&T, Inc.	1,371,369	53,689,096
CenturyLink, Inc.#	121,248	3,288,246
Frontier Communications Corp.#	260,437	1,346,459
Verizon Communications, Inc.	908,234	46,229,111

		104,552,912

Security Description	Shares/ Principal Amount	Value (Note 2)

Television — 0.2%
CBS Corp., Class B	94,040	$5,191,008
TEGNA, Inc.#	48,985	1,124,696

		6,315,704

Textile - Home Furnishings — 0.1%
Mohawk Industries, Inc.†	14,180	2,789,064

Tobacco — 1.7%
Altria Group, Inc.	436,507	27,779,305
Philip Morris International, Inc.	345,416	34,085,651
Reynolds American, Inc.	184,565	9,172,881

		71,037,837

Tools - Hand Held — 0.1%
Snap-on, Inc.	12,951	2,095,731
Stanley Black & Decker, Inc.	33,962	3,843,819

		5,939,550

Toys — 0.1%
Hasbro, Inc.	25,040	2,185,741
Mattel, Inc.	75,802	2,416,568

		4,602,309

Transport - Rail — 0.7%
CSX Corp.	214,728	5,675,261
Kansas City Southern	24,189	2,251,996
Norfolk Southern Corp.	66,481	5,588,393
Union Pacific Corp.	188,702	15,886,821

		29,402,471

Transport - Services — 0.7%
C.H. Robinson Worldwide, Inc.	31,935	2,394,486
Expeditors International of Washington, Inc.	40,598	1,971,033
FedEx Corp.	57,145	9,427,211
Ryder System, Inc.#	11,926	830,288
United Parcel Service, Inc., Class B	153,871	15,862,561

		30,485,579

Transport - Truck — 0.0%
J.B. Hunt Transport Services, Inc.	19,862	1,642,985

Vitamins & Nutrition Products — 0.1%
Mead Johnson Nutrition Co.	41,569	3,420,297

Water — 0.1%
American Water Works Co., Inc.	39,686	2,940,733

Web Portals/ISP — 2.5%
Alphabet, Inc., Class A†	65,229	48,846,736
Alphabet, Inc., Class C†	66,251	48,742,186
Yahoo!, Inc.†#	194,198	7,367,872

		104,956,794

Wireless Equipment — 0.1%
Motorola Solutions, Inc.	35,369	2,450,011

X-Ray Equipment — 0.0%
Hologic, Inc.†	55,049	1,894,236

Total Long-Term Investment Securities
(cost $2,289,155,820)		4,075,961,619

SHORT-TERM INVESTMENT SECURITIES — 1.9%
Registered Investment Companies — 0.9%
State Street Navigator Securities Lending Prime Portfolio 0.53%(2)(3)	36,159,121	36,159,121

243

VALIC Company I Stock Index Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES (continued)
U.S. Government Treasuries — 0.7%
United States Treasury Bills
0.20% due 06/02/2016	$10,000,000	$9,999,960
0.25% due 06/09/2016	15,000,000	14,999,490
0.29% due 06/16/2016(4)	4,650,000	4,649,712

		29,649,162

Total Short-Term Investment Securities
(cost $65,807,687)		65,808,283

REPURCHASE AGREEMENTS — 0.3%
State Street Bank and Trust Co. Joint Repurchase Agreement(5) (cost $13,907,000)	13,907,000	13,907,000

TOTAL INVESTMENTS
(cost $2,368,870,507)(6)	100.7%	4,155,676,902
Liabilities in excess of other assets	(0.7)	(30,347,650)

NET ASSETS	100.0%	$4,125,329,252

#	The security or a portion thereof is out on loan (see Note 2).
†	Non-income producing security
(1)	Security represents an investment in an affiliated company (see Note 3).
(2)	At May 31, 2016, the Fund had loaned securities with a total value of $169,518,069. This was secured by collateral of $36,159,121, which was received in cash and subsequently invested in short-term investments currently valued at $36,159,121 as reported in the Portfolio of Investments. Additional collateral of $137,376,788 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities. The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of May 31, 2016
United States Treasury Bills	0.00%	06/23/2016 to 02/02/2017	$5,448,101
United States Treasury Notes/Bonds	zero coupon to 8.88%	06/15/2016 to 02/15/2046	131,928,687

(3)	The rate shown is the 7-day yield as of May 31, 2016
(4)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(5)	See Note 2 for details of Joint Repurchase Agreements.
(6)	See Note 5 for cost of investments on a tax basis.

Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of May 31, 2016	Unrealized Appreciation (Depreciation)
536	Long	S&P 500 E-Mini Index	June 2016	$54,759,388	$56,143,320	$1,383,932

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Signifcant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$4,075,961,619	$—	$—	$4,075,961,619
Short-Term Investment Securities:
Registered Investment Companies	36,159,121	—	—	36,159,121
U.S. Government Treasuries	—	29,649,162	—	29,649,162
Repurchase Agreements	—	13,907,000	—	13,907,000

Total Investments at Value	$4,112,120,740	$43,556,162	$—	$4,155,676,902

Other Financial Instruments:†
Futures Contracts	$1,383,932	$—	$—	$1,383,932

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation(depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See	Notes to Financial Statements

244

VALIC Company I Value Fund

PORTFOLIO PROFILE — May 31, 2016 (unaudited)

Industry Allocation*

Medical — Drugs	8.3%
Diversified Banking Institutions	7.2
Diversified Manufacturing Operations	5.9
Banks — Super Regional	5.9
Oil Companies — Exploration & Production	5.2
Oil Companies — Integrated	5.2
Electric — Integrated	3.6
Investment Management/Advisor Services	3.4
Semiconductor Components — Integrated Circuits	3.4
Networking Products	3.3
Insurance — Multi-line	2.8
Applications Software	2.7
Aerospace/Defense — Equipment	2.2
Repurchase Agreements	2.1
Electronic Components — Semiconductors	2.0
Retail — Building Products	1.9
Food — Misc./Diversified	1.9
Medical Instruments	1.8
Registered Investment Companies	1.8
Medical — Biomedical/Gene	1.7
Telephone — Integrated	1.7
Medical — HMO	1.5
Building & Construction Products — Misc.	1.5
Oil — Field Services	1.3
Insurance Brokers	1.3
Chemicals — Diversified	1.3
Television	1.2
Retail — Drug Store	1.2
Banks — Commercial	1.2
Commercial Services	1.1
Tobacco	1.1
Transport — Rail	1.1
Multimedia	1.1
Cable/Satellite TV	1.1
Retail — Catalog Shopping	1.1
Cruise Lines	1.1
Finance — Other Services	1.0
Insurance — Life/Health	1.0
Building — Residential/Commercial	0.9
Hotels/Motels	0.9
Retail — Apparel/Shoe	0.9
Internet Security	0.8
Retail — Jewelry	0.8
Agricultural Chemicals	0.6
Paper & Related Products	0.6
Medical Products	0.6
Steel — Producers	0.5
Beverages — Wine/Spirits	0.5
Machinery — Construction & Mining	0.5

101.8%

*	Calculated as a percentage of net assets

245

VALIC Company I Value Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 97.9%
Aerospace/Defense - Equipment — 2.2%
Triumph Group, Inc.	22,200	$837,606
United Technologies Corp.	15,770	1,586,147

		2,423,753

Agricultural Chemicals — 0.6%
Agrium, Inc.	7,800	703,560

Applications Software — 2.7%
Microsoft Corp.	54,654	2,896,662

Banks - Commercial — 1.2%
M&T Bank Corp.	10,590	1,265,505

Banks - Super Regional — 5.9%
PNC Financial Services Group, Inc.	25,493	2,287,742
Wells Fargo & Co.	80,966	4,106,595

		6,394,337

Beverages - Wine/Spirits — 0.5%
Diageo PLC ADR	4,620	504,181

Building & Construction Products - Misc. — 1.5%
Fortune Brands Home & Security, Inc.	27,680	1,623,986

Building - Residential/Commercial — 0.9%
PulteGroup, Inc.	54,240	1,017,542

Cable/Satellite TV — 1.1%
Comcast Corp., Class A	18,114	1,146,616

Chemicals - Diversified — 1.3%
Dow Chemical Co.	27,313	1,402,796

Commercial Services — 1.1%
Nielsen Holdings PLC	22,600	1,206,614

Cruise Lines — 1.1%
Norwegian Cruise Line Holdings, Ltd.†	24,540	1,138,901

Diversified Banking Institutions — 7.2%
Citigroup, Inc.	50,780	2,364,825
Goldman Sachs Group, Inc.	6,532	1,041,723
JPMorgan Chase & Co.	66,407	4,334,385

		7,740,933

Diversified Manufacturing Operations — 5.9%
3M Co.	7,620	1,282,599
Eaton Corp. PLC	26,875	1,656,306
General Electric Co.	67,834	2,050,622
Ingersoll-Rand PLC	21,494	1,436,014

		6,425,541

Electric - Integrated — 3.6%
Dominion Resources, Inc.	8,000	578,000
Edison International	16,024	1,147,799
Eversource Energy	26,524	1,465,186
NextEra Energy, Inc.	5,955	715,314

		3,906,299

Electronic Components - Semiconductors — 2.0%
Intel Corp.	69,922	2,208,836

Finance - Other Services — 1.0%
Intercontinental Exchange, Inc.	4,110	1,114,303

Food - Misc./Diversified — 1.9%
Ingredion, Inc.	8,700	1,021,467
Kraft Heinz Co.	12,881	1,071,570

		2,093,037

Security Description	Shares	Value (Note 2)

Hotels/Motels — 0.9%
Hilton Worldwide Holdings, Inc.	47,950	$996,401

Insurance Brokers — 1.3%
Marsh & McLennan Cos., Inc.	21,325	1,408,943

Insurance - Life/Health — 1.0%
Principal Financial Group, Inc.	24,219	1,079,199

Insurance - Multi-line — 2.8%
Chubb, Ltd.	13,774	1,743,926
MetLife, Inc.	27,120	1,235,316

		2,979,242

Internet Security — 0.8%
Symantec Corp.	48,445	841,005

Investment Management/Advisor Services — 3.4%
Ameriprise Financial, Inc.	7,751	788,044
BlackRock, Inc.	4,868	1,771,222
Invesco, Ltd.	37,300	1,171,220

		3,730,486

Machinery - Construction & Mining — 0.5%
Caterpillar, Inc.	6,800	493,068

Medical Instruments — 1.8%
Medtronic PLC	23,575	1,897,316

Medical Products — 0.6%
Baxter International, Inc.	13,930	601,219

Medical - Biomedical/Gene — 1.7%
Amgen, Inc.	7,336	1,158,721
Gilead Sciences, Inc.	8,340	726,081

		1,884,802

Medical - Drugs — 8.3%
Allergan PLC†	5,200	1,225,900
AstraZeneca PLC ADR#	35,300	1,048,410
Bristol-Myers Squibb Co.	24,460	1,753,782
Merck & Co., Inc.	51,758	2,911,905
Pfizer, Inc.	18,024	625,433
Roche Holding AG	5,392	1,415,264

		8,980,694

Medical - HMO — 1.5%
UnitedHealth Group, Inc.	12,555	1,678,227

Multimedia — 1.1%
Thomson Reuters Corp.#	27,380	1,151,329

Networking Products — 3.3%
Cisco Systems, Inc.	123,819	3,596,942

Oil Companies - Exploration & Production — 5.2%
Anadarko Petroleum Corp.	11,460	594,316
Canadian Natural Resources, Ltd.	26,700	794,058
EOG Resources, Inc.	18,160	1,477,497
Occidental Petroleum Corp.	11,410	860,770
Pioneer Natural Resources Co.	7,740	1,240,877
Southwestern Energy Co.†#	50,754	693,807

		5,661,325

Oil Companies - Integrated — 5.2%
Chevron Corp.	25,921	2,618,021
Exxon Mobil Corp.	20,707	1,843,337
Marathon Oil Corp.	87,598	1,144,906

		5,606,264

246

VALIC Company I Value Fund

PORTFOLIO OF INVESTMENTS — May 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil - Field Services — 1.3%
Halliburton Co.	34,050	$1,436,229

Paper & Related Products — 0.6%
International Paper Co.	14,545	613,217

Retail - Apparel/Shoe — 0.9%
PVH Corp.	9,950	933,310

Retail - Building Products — 1.9%
Home Depot, Inc.	7,754	1,024,458
Lowe’s Cos., Inc.	13,450	1,077,749

		2,102,207

Retail - Catalog Shopping — 1.1%
Liberty Interactive Corp. QVC Group, Class A†	42,300	1,141,254

Retail - Drug Store — 1.2%
CVS Health Corp.	13,604	1,312,106

Retail - Jewelry — 0.8%
Signet Jewelers, Ltd.	8,300	821,451

Semiconductor Components - Integrated Circuits — 3.4%
Analog Devices, Inc.	9,969	583,187
Maxim Integrated Products, Inc.	43,875	1,665,495
QUALCOMM, Inc.	25,570	1,404,304

		3,652,986

Steel - Producers — 0.5%
Nucor Corp.	11,465	556,167

Telephone - Integrated — 1.7%
Verizon Communications, Inc.	35,195	1,791,425

Television — 1.2%
CBS Corp., Class B	24,445	1,349,364

Tobacco — 1.1%
British American Tobacco PLC	19,741	1,200,287

Security Description	Shares/ Principal Amount	Value (Note 2)

Transport - Rail — 1.1%
Union Pacific Corp.	14,100	$1,187,079

Total Long-Term Investment Securities
(cost $84,514,502)		105,896,946

SHORT-TERM INVESTMENT SECURITIES — 1.8%
Registered Investment Companies — 1.8%
State Street Navigator Securities Lending Prime Portfolio 0.53%(1)(2) (cost $1,866,883)	1,866,883	1,866,883

REPURCHASE AGREEMENTS — 2.1%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 05/31/2016, to be repurchased 06/01/2016 in the amount $2,287,001 collateralized by $2,310,000 of U.S. Treasury Notes, bearing interest at 1.75% due 04/30/2022 and having an approximate value of $2,335,988 (cost $2,287,000)	$2,287,000	2,287,000

TOTAL INVESTMENTS
(cost $88,668,385)(3)	101.8%	110,050,829
Liabilities in excess of other assets	(1.8)	(1,914,807)

NET ASSETS	100.0%	$108,136,022

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2).
(1)	At May 31, 2016, the Fund had loaned securities with a total value of $1,844,357. This was secured by collateral of $1,866,883, which was received in cash and subsequently invested in short-term investments currently valued at $1,866,883 as reported in the Portfolio of Investments.
(2)	The rate shown is the 7-day yield as of May 31, 2016.
(3)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$105,896,946	$—	$—	$105,896,946
Short-Term Investment Securities	1,866,883	—	—	1,866,883
Repurchase Agreements	—	2,287,000	—	2,287,000

Total Investments at Value	$107,763,829	$2,287,000	$—	$110,050,829

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $2,615,551 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

See Notes to Financial Statements

247

VALIC Company I

STATEMENT OF ASSETS AND LIABILITIES — May 31, 2016

	ASSET ALLOCATION FUND	BLUE CHIP GROWTH FUND	BROAD CAP VALUE INCOME FUND	CAPITAL CONSERVATION FUND	CORE EQUITY FUND	DIVIDEND VALUE FUND	DYNAMIC ALLOCATION FUND
ASSETS:
Investment securities, at value (unaffiliated)*†	$173,353,840	$624,063,274	$57,440,859	$253,446,278	$232,309,737	$601,069,627	$43,337,004
Investment securities, at value (affiliated)*†	–	–	–	–	–	–	202,374,222
Repurchase agreements (cost approximates value)	–	–	–	–	1,528,000	1,365,000	–

Total Investments	173,353,840	624,063,274	57,440,859	253,446,278	233,837,737	602,434,627	245,711,226

Cash	130,049	1,831	793	111	3,785	1,062	–
Foreign cash*	–	–	–	–	–	457	–
Due from broker	–	–	–	–	26,200	–	3,618,945
Receivable for:
Fund shares sold	6,177	14,835	24,303	22,546	1,603	36,806	395
Dividends and interest	638,990	428,720	173,014	1,080,294	459,377	1,677,554	198,024
Investments sold	1,269,604	505,774	1,739,216	2,650,014	441,967	3,372,934	89,934
Securities lending income	2,904	10,233	736	821	5,922	11,449	–
Prepaid expenses and other assets	23,736	13,457	4,652	13,309	16,123	12,810	5,040
Due from investment adviser for expense reimbursements/fee waivers	–	–	5,686	–	23,226	8,522	2,612
Variation margin on futures contracts	198,901	–	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	–	–	–

TOTAL ASSETS	175,624,201	625,038,124	59,389,259	257,213,373	234,815,940	607,556,221	249,626,176

LIABILITIES:
Payable for:
Fund shares reacquired	182,790	217,991	9,905	195,377	103,794	359,924	112,812
Investments purchased	8,005,096	1,408,612	347,027	19,115,164	318,834	2,708,601	38,598
Accrued foreign tax on capital gains	–	–	–	–	–	–	–
Investment advisory and management fees	68,670	376,043	33,627	100,163	153,388	347,496	52,577
Administrative service fee	9,271	34,730	3,243	13,522	12,942	32,236	2,665
Transfer agent fees and expenses	104	278	139	243	104	245	70
Directors’ fees and expenses	5,256	9,776	767	4,711	12,255	9,891	1,741
Other accrued expenses	84,864	89,947	46,523	77,067	61,250	84,390	68,099
Variation margin on futures contracts	248,408	–	–	–	720	–	93,600
Collateral upon return of securities loaned	2,656,697	6,974,101	1,618,344	1,645,620	4,515,976	18,507,962	–
Due to custodian	–	–	–	–	–	–	–
Due to broker	4,547	–	–	–	–	–	–
Call and put options written, at value@	–	–	–	–	–	–	809,947
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	–	–	–

TOTAL LIABILITIES	11,265,703	9,111,478	2,059,575	21,151,867	5,179,263	22,050,745	1,180,109

NET ASSETS	$164,358,498	$615,926,646	$57,329,684	$236,061,506	$229,636,677	$585,505,476	$248,446,067

NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share	$158,245	$397,960	$41,045	$237,157	$117,710	$507,268	$230,949
Additional paid-in capital	160,778,660	371,210,382	46,000,599	227,496,932	186,386,823	465,678,048	253,000,850
Accumulated undistributed net investment income (loss)	3,417,271	(74,993)	838,938	4,811,870	2,602,841	14,358,565	4,579,942
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, and foreign exchange transactions	(3,803,414)	55,534,648	1,542,244	(144,185)	4,441,376	55,515,807	(3,132,858)
Unrealized appreciation (depreciation) on investments	2,163,552	188,858,714	8,906,858	3,659,732	36,053,308	49,445,787	(7,081,409)
Unrealized appreciation (depreciation) on futures contracts and written options contracts	1,682,210	–	–	–	34,619	–	848,593
Unrealized foreign exchange gain (loss) on other assets and liabilities	(38,026)	(65)	–	–	–	1	–
Accrued capital gains tax on unrealized appreciation (depreciation)	–	–	–	–	–	–	–

NET ASSETS	$164,358,498	$615,926,646	$57,329,684	$236,061,506	$229,636,677	$585,505,476	$248,446,067

CAPITAL SHARES:
Authorized (Par value $0.01 per share)	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Outstanding	$15,824,498	$39,795,958	$4,104,477	$23,715,660	$11,770,984	$50,726,764	$23,094,928
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.39	$15.48	$13.97	$9.95	$19.51	$11.54	$10.76

* Cost
Investment securities (unaffiliated)	$171,190,288	$435,204,560	$48,534,001	$249,786,546	$196,256,429	$551,623,840	$42,713,924

Investment securities (affiliated)	$–	$–	$–	$–	$–	$–	$210,078,711

Foreign cash	$–	$–	$–	$–	$–	$456	$–

@ Premiums received on options written	$–	$–	$–	$–	$–	$–	$672,495

† Including securities on loan	$2,731,353	$29,902,954	$1,804,564	$1,614,770	$11,061,338	$21,924,372	$–

See Notes To Financial Statements

248

VALIC Company I

STATEMENT OF ASSETS AND LIABILITIES — May 31, 2016 — (continued)

	EMERGING ECONOMIES FUND	FOREIGN VALUE FUND	GLOBAL REAL ESTATE FUND	GLOBAL SOCIAL AWARENESS FUND	GLOBAL STRATEGY FUND	GOVERNMENT SECURITIES FUND	GROWTH FUND
ASSETS:
Investment securities, at value (unaffiliated)*†	$523,576,628	$909,980,262	$496,512,082	$377,092,380	$451,895,367	$148,312,453	$975,549,500
Investment securities, at value (affiliated)*†	–	–	–	–	–	–	–
Repurchase agreements (cost approximates value)	–	–	–	–	–	6,148,000	–

Total Investments	523,576,628	909,980,262	496,512,082	377,092,380	451,895,367	154,460,453	975,549,500

Cash	486	43	698	289	233,625	915	2,138,460
Foreign cash*	1,204,858	46	248,419	2,043,701	1,625,564	–	762,715
Due from broker	–	–	–	–	1,340,000	–	–
Receivable for:
Fund shares sold	34,672	12,417	21,106	421,922	73,437	266,019	3,175
Dividends and interest	1,354,513	4,574,723	749,961	1,269,319	2,712,849	539,106	1,467,848
Investments sold	4,403,919	3,484,273	510,675	–	381,713	–	2,286,310
Securities lending income	15,772	126,224	37,625	3,287	53,144	44	45,530
Prepaid expenses and other assets	12,643	21,114	12,646	17,190	12,884	10,596	25,181
Due from investment adviser for expense reimbursements/fee waivers	–	–	–	–	–	–	40,114
Variation margin on futures contracts	–	–	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	1,803,513	–	59,246

TOTAL ASSETS	530,603,491	918,199,102	498,093,212	380,848,088	460,132,096	155,277,133	982,378,079

LIABILITIES:
Payable for:
Fund shares reacquired	57,474	347,313	82,724	180,694	160,799	33,469	588,460
Investments purchased	153,285	4,989,055	534,456	–	1,338,700	–	2,045,890
Accrued foreign tax on capital gains	37,170	74,455	–	–	181	–	–
Investment advisory and management fees	339,530	468,207	303,020	156,858	181,857	65,615	562,942
Administrative service fee	29,260	46,762	28,200	21,176	24,551	8,858	54,154
Transfer agent fees and expenses	360	278	243	207	104	313	173
Directors’ fees and expenses	9,475	18,658	5,888	11,823	9,617	4,708	22,536
Other accrued expenses	155,068	128,054	88,757	80,429	103,025	60,333	119,250
Variation margin on futures contracts	–	–	–	16,800	–	–	–
Collateral upon return of securities loaned	12,810,661	93,133,001	6,335,497	3,266,443	23,165,807	117,160	28,971,702
Due to custodian	–	–	–	–	–	–	–
Due to broker	–	–	–	–	–	–	–
Call and put options written, at value@	–	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	3,212,384	–	15,200

TOTAL LIABILITIES	13,592,283	99,205,783	7,378,785	3,734,430	28,197,025	290,456	32,380,307

NET ASSETS	$517,011,208	$818,993,319	$490,714,427	$377,113,658	$431,935,071	$154,986,677	$949,997,772

NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share	$836,184	$932,441	$611,899	$179,488	$412,076	$142,783	$705,371
Additional paid-in capital	739,831,093	934,003,970	449,277,018	400,936,579	440,257,950	148,835,221	828,715,904
Accumulated undistributed net investment income (loss)	10,059,066	14,631,628	10,030,891	5,775,471	(7,892,909)	3,433,111	7,198,302
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, and foreign exchange transactions	(218,252,567)	(45,650,134)	17,925,182	(38,979,535)	5,517,532	(2,157,439)	50,304,501
Unrealized appreciation (depreciation) on investments	(15,400,513)	(84,805,138)	12,880,201	8,883,879	(4,898,099)	4,733,001	63,042,507
Unrealized appreciation (depreciation) on futures contracts and written options contracts	–	–	–	383,817	–	–	–
Unrealized foreign exchange gain (loss) on other assets and liabilities	(25,425)	(44,993)	(10,764)	(66,041)	(1,461,298)	–	31,187
Accrued capital gains tax on unrealized appreciation (depreciation)	(36,630)	(74,455)	–	–	(181)	–	–

NET ASSETS	$517,011,208	$818,993,319	$490,714,427	$377,113,658	$431,935,071	$154,986,677	$949,997,772

CAPITAL SHARES:
Authorized (Par value $0.01 per share)	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Outstanding	$83,618,394	$93,244,112	$61,189,938	$17,948,837	$41,207,591	$14,278,348	$70,537,067
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$6.18	$8.78	$8.02	$21.01	$10.48	$10.85	$13.47

* Cost
Investment securities (unaffiliated)	$538,977,141	$994,785,400	$483,631,881	$368,208,501	$456,793,466	$143,579,452	$912,506,993

Investment securities (affiliated)	$–	$–	$–	$–	$–	$–	$–

Foreign cash	$1,207,232	$47	$250,019	$2,085,260	$1,627,876	$–	$768,475

@ Premiums received on options written	$–	$–	$–	$–	$–	$–	$–

† Including securities on loan	$14,101,194	$103,691,787	$6,144,136	$7,393,063	$25,090,672	$114,720	$42,552,309

See Notes To Financial Statements

249

VALIC Company I

STATEMENT OF ASSETS AND LIABILITIES — May 31, 2016 — (continued)

	GROWTH & INCOME FUND	HEALTH SCIENCES FUND	INFLATION PROTECTED FUND	INTERNATIONAL EQUITIES INDEX FUND	INTERNATIONAL GOVERNMENT BOND FUND	INTERNATIONAL GROWTH FUND	LARGE CAP CORE FUND
ASSETS:
Investment securities, at value (unaffiliated)*†	$113,460,296	$846,391,454	$460,066,960	$1,066,113,857	$202,734,216	$554,722,708	$163,584,808
Investment securities, at value (affiliated)*†	–	–	–	–	–	–	–
Repurchase agreements (cost approximates value)	–	–	–	9,177,000	–	–	2,359,000

Total Investments	113,460,296	846,391,454	460,066,960	1,075,290,857	202,734,216	554,722,708	165,943,808

Cash	–	–	33,220	532	4,287	632,422	356
Foreign cash*	–	–	60,905	6,266,426	618,997	873,335	–
Due from broker	115,000	53,269	–	–	–	–	–
Receivable for:
Fund shares sold	486,297	16,818	162,858	72,190	113,522	23,785	29,417
Dividends and interest	222,439	349,674	1,751,211	6,181,999	1,723,644	2,241,195	276,107
Investments sold	117,874	1,111,570	304,598	–	948,572	–	–
Securities lending income	454	62,469	917	111,384	885	34,532	1,488
Prepaid expenses and other assets	8,025	12,854	9,624	40,313	10,243	19,599	17,466
Due from investment adviser for expense reimbursements/fee waivers	10,609	27,812	–	–	–	22,211	–
Variation margin on futures contracts	–	–	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	–	–	–

TOTAL ASSETS	114,420,994	848,025,920	462,390,293	1,087,963,701	206,154,366	558,569,787	166,268,642

LIABILITIES:
Payable for:
Fund shares reacquired	51,612	498,059	48,184	807,019	23,725	277,125	71,860
Investments purchased	90,104	2,270	4,608,882	11,706	854,503	227,958	267,111
Accrued foreign tax on capital gains	–	51,529	–	–	–	6,966	–
Investment advisory and management fees	71,068	651,736	182,541	250,451	85,615	402,709	95,537
Administrative service fee	6,396	44,803	25,793	56,187	11,558	29,458	9,213
Transfer agent fees and expenses	208	139	243	473	210	243	139
Directors’ fees and expenses	4,227	9,598	6,326	22,738	5,278	16,105	2,821
Other accrued expenses	59,310	105,194	85,815	192,291	72,161	114,034	53,649
Variation margin on futures contracts	1,200	–	–	218,370	–	–	–
Collateral upon return of securities loaned	247,381	42,559,729	1,602,450	95,024,954	3,848,681	36,483,442	1,707,978
Due to custodian	4,661	–	–	–	–	–	–
Due to broker	–	–	–	–	–	–	–
Call and put options written, at value@	–	700,479	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	–	–	–

TOTAL LIABILITIES	536,167	44,623,536	6,560,234	96,584,189	4,901,731	37,558,040	2,208,308

NET ASSETS	$113,884,827	$803,402,384	$455,830,059	$991,379,512	$201,252,635	$521,011,747	$164,060,334

NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share	$61,760	$404,090	$423,451	$1,593,811	$176,009	$447,912	$152,397
Additional paid-in capital	95,881,009	585,959,410	446,880,427	1,171,273,340	208,117,750	487,717,726	133,656,140
Accumulated undistributed net investment income (loss)	1,226,533	(1,426,975)	1,095,770	24,062,375	(3,317,501)	4,400,874	(274,712)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, and foreign exchange transactions	2,714,575	79,660,345	(833,524)	(157,926,413)	(3,898,297)	(13,684,762)	10,058,455
Unrealized appreciation (depreciation) on investments	13,975,145	138,931,636	8,264,300	(48,593,056)	180,289	42,234,019	20,468,054
Unrealized appreciation (depreciation) on futures contracts and written options contracts	25,805	(72,656)	–	1,190,703	–	–	–
Unrealized foreign exchange gain (loss) on other assets and liabilities	–	(1,937)	(365)	(221,248)	(5,615)	(97,056)	–
Accrued capital gains tax on unrealized appreciation (depreciation)	–	(51,529)	–	–	–	(6,966)	–

NET ASSETS	$113,884,827	$803,402,384	$455,830,059	$991,379,512	$201,252,635	$521,011,747	$164,060,334

CAPITAL SHARES:
Authorized (Par value $0.01 per share)	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Outstanding	$6,175,961	$40,408,978	$42,345,120	$159,381,095	$17,600,911	$44,791,201	$15,239,675
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$18.44	$19.88	$10.76	$6.22	$11.43	$11.63	$10.77

* Cost
Investment securities (unaffiliated)	$99,485,151	$707,459,818	$451,802,660	$1,114,706,913	$202,553,927	$512,488,689	$143,116,754

Investment securities (affiliated)	$–	$–	$–	$–	$–	$–	$–

Foreign cash	$–	$–	$63,719	$6,365,188	$620,322	$877,703	$–

@ Premiums received on options written	$–	$627,823	$–	$–	$–	$–	$–

† Including securities on loan	$294,069	$49,583,644	$1,570,699	$107,169,918	$3,771,266	$38,308,622	$2,310,171

See Notes To Financial Statements

250

VALIC Company I

STATEMENT OF ASSETS AND LIABILITIES — May 31, 2016 — (continued)

	LARGE CAPITAL GROWTH FUND	MID CAP INDEX FUND	MID CAP STRATEGIC GROWTH FUND	MONEY MARKET I FUND	NASDAQ-100® INDEX FUND	SCIENCE & TECHNOLOGY FUND	SMALL CAP AGGRESSIVE GROWTH FUND
ASSETS:
Investment securities, at value (unaffiliated)*†	$394,369,124	$3,073,700,169	$257,302,541	$338,461,368	$320,121,908	$971,738,338	$119,356,798
Investment securities, at value (affiliated)*†	–	–	–	–	–	–	–
Repurchase agreements (cost approximates value)	–	19,557,000	–	5,271,000	6,690,000	2,299,000	720,000

Total Investments	394,369,124	3,093,257,169	257,302,541	343,732,368	326,811,908	974,037,338	120,076,798

Cash	2,227,935	844	27,602	463	610	1,412	814
Foreign cash*	248	–	–	–	–	2,281,971	–
Due from broker	–	–	–	–	–	–	–
Receivable for:
Fund shares sold	9,349	17,991	3,413	96,945	16,380	15,163	21,504
Dividends and interest	417,748	3,223,273	271,179	95,156	474,390	887,658	17,827
Investments sold	–	16,225,839	1,317,400	–	–	16,435,089	1,602,502
Securities lending income	3,588	91,263	7,449	–	6,608	45,135	28,081
Prepaid expenses and other assets	15,995	84,769	10,785	24,806	8,599	42,847	5,473
Due from investment adviser for expense reimbursements/fee waivers	–	–	–	42,370	–	–	5,529
Variation margin on futures contracts	–	84,765	–		24,225	–	–
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	–	–	–

TOTAL ASSETS	397,043,987	3,112,985,913	258,940,369	343,992,108	327,342,720	993,746,613	121,758,528

LIABILITIES:
Payable for:
Fund shares reacquired	140,415	1,701,709	171,663	252,680	356,888	629,463	32,796
Investments purchased	590,239	5,096,211	625,830	–	–	7,111,126	1,500,322
Accrued foreign tax on capital gains	–	–	–	–	–	–	–
Investment advisory and management fees	210,776	660,877	144,146	116,353	103,954	667,586	71,572
Administrative service fee	22,231	167,002	13,900	19,634	17,713	51,332	5,683
Transfer agent fees and expenses	174	549	243	417	417	452	104
Directors’ fees and expenses	8,482	72,201	5,784	15,039	4,632	32,355	1,697
Other accrued expenses	73,334	290,836	57,667	97,710	154,360	133,734	50,217
Variation margin on futures contracts	–	–	–	–	–	–	–
Collateral upon return of securities loaned	2,935,545	125,519,258	9,302,599	–	7,482,861	54,364,372	17,556,585
Due to custodian	–	–	–	–	–	–	–
Due to broker	–	–	–	–	–	–	–
Call and put options written, at value@	–	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	–	–	–

TOTAL LIABILITIES	3,981,196	133,508,643	10,321,832	501,833	8,120,825	62,990,420	19,218,976

NET ASSETS	$393,062,791	$2,979,477,270	$248,618,537	$343,490,275	$319,221,895	$930,756,193	$102,539,552

NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share	$321,864	$1,197,863	$197,641	$3,434,897	$321,636	$436,941	$100,844
Additional paid–in capital	323,343,646	2,042,117,584	213,130,270	340,053,696	162,648,455	787,075,988	102,416,662
Accumulated undistributed net investment income (loss)	2,871,680	36,892,520	(3,551)	1,129	2,543,033	(207,692)	(104,409)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, and foreign exchange transactions	12,391,391	243,166,449	11,532,551	553	15,009,753	52,397,332	(2,918,518)
Unrealized appreciation (depreciation) on investments	54,136,785	648,043,051	23,762,497	–	138,451,853	91,125,478	3,044,973
Unrealized appreciation (depreciation) on futures contracts and written options contracts	–	8,059,803	–	–	247,165	–	–
Unrealized foreign exchange gain (loss) on other assets and liabilities	(2,575)	–	(871)	–	–	(71,854)	–
Accrued capital gains tax on unrealized appreciation (depreciation)	–	–	–	–	–	–	–

NET ASSETS	$393,062,791	$2,979,477,270	$248,618,537	$343,490,275	$319,221,895	$930,756,193	$102,539,552

CAPITAL SHARES:
Authorized (Par value $0.01 per share)	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Outstanding	$32,186,412	$119,786,327	$19,764,064	$343,489,733	$32,163,634	$43,694,120	$10,084,372
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.21	$24.87	$12.58	$1.00	$9.92	$21.30	$10.17

* Cost
Investment securities (unaffiliated)	$340,232,339	$2,425,657,118	$233,540,044	$338,461,368	$181,670,055	$880,612,860	$116,311,825

Investment securities (affiliated)	$–	$–	$–	$–	$–	$–	$–

Foreign cash	$250	$–	$–	$–	$–	$2,354,475	$–

@ Premiums received on options written	$–	$–	$–	$–	$–	$–	$–

† Including securities on loan	$14,800,311	$274,268,391	$9,683,130	$–	$13,217,116	$70,855,376	$17,548,660

See Notes To Financial Statements

251

VALIC Company I

STATEMENT OF ASSETS AND LIABILITIES — May 31, 2016 — (continued)

	SMALL CAP FUND	SMALL CAP INDEX FUND	SMALL CAP SPECIAL VALUES FUND	SMALL–MID GROWTH FUND	STOCK INDEX FUND	VALUE FUND
ASSETS:
Investment securities, at value (unaffiliated)*†	$321,550,810	$1,069,309,458	$244,692,278	$120,010,456	$4,126,937,515	$107,763,829
Investment securities, at value (affiliated)*†	–	–	–	–	14,832,387	–
Repurchase agreements (cost approximates value)	–	20,318,000	–	–	13,907,000	2,287,000

Total Investments	321,550,810	1,089,627,458	244,692,278	120,010,456	4,155,676,902	110,050,829

Cash	–	997	762	–	759	366
Foreign cash*	451	–	–	–	–	–
Due from broker	–	–	–	–	–	–
Receivable for:
Fund shares sold	10,393	137,224	159,018	1,140	34,468	3,197
Dividends and interest	211,608	769,496	238,027	60,256	9,034,563	319,810
Investments sold	247,610	652,575	248,109	1,231,250	2,745,155	151,695
Securites lending income	36,115	237,263	11,547	19,507	40,964	3,011
Prepaid expenses and other assets	22,535	29,110	8,794	6,548	203,690	6,991
Due from investment adviser for expense reimbursements/fee waivers	20,967	–	–	1,138	–	9,521
Variation margin on futures contracts	–	90,090	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	–	–

TOTAL ASSETS	322,100,489	1,091,544,213	245,358,535	121,330,295	4,167,736,501	110,545,420

LIABILITIES:
Payable for:
Fund shares reacquired	188,606	344,971	28,991	82,902	2,316,665	72,016
Investments purchased	565,688	274,339	944,901	571,988	2,255,946	341,217
Accrued foreign tax on capital gains	–	–	–	–	–	–
Investment advisory and management fees	221,392	245,242	146,185	76,732	860,686	70,081
Administrative service fee	16,741	54,781	13,157	6,093	233,309	6,065
Transfer agent fees and expenses	104	561	208	104	682	243
Directors’ fees and expenses	14,072	25,299	4,831	2,346	127,835	3,150
Other accrued expenses	69,748	207,311	61,973	50,917	388,685	49,743
Variation margin on futures contracts	–	–	–	–	64,320	–
Collateral upon return of securities loaned	20,212,405	104,558,614	5,270,036	10,216,242	36,159,121	1,866,883
Due to custodian	77,643	–	–	93,031	–	–
Due to broker	–	–	–	–	–	–
Call and put options written, at value@	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	–	–

TOTAL LIABILITIES	21,366,399	105,711,118	6,470,282	11,100,355	42,407,249	2,409,398

NET ASSETS	$300,734,090	$985,833,095	$238,888,253	$110,229,940	$4,125,329,252	$108,136,022

NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share	$274,309	$550,289	$198,315	$98,115	$1,244,834	$72,414
Additional paid–in capital	237,523,519	742,877,045	206,269,721	97,948,344	2,122,833,936	113,394,429
Accumulated undistributed net investment income (loss)	750,499	12,141,600	2,671,311	(124,487)	54,877,464	1,892,629
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, and foreign exchange transactions	22,317,360	54,278,744	12,590,566	2,101,764	158,182,691	(28,603,931)
Unrealized appreciation (depreciation) on investments	39,868,418	173,903,246	17,158,340	10,206,204	1,786,806,395	21,382,444
Unrealized appreciation (depreciation) on futures contracts and written options contracts	–	2,082,171	–	–	1,383,932	–
Unrealized foreign exchange gain (loss) on other assets and liabilities	(15)	–	–	–	–	(1,963)
Accrued capital gains tax on unrealized appreciation (depreciation)	–	–	–	–	–	–

NET ASSETS	$300,734,090	$985,833,095	$238,888,253	$110,229,940	$4,125,329,252	$108,136,022

CAPITAL SHARES:
Authorized (Par value $0.01 per share)	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Outstanding	$27,430,941	$55,028,884	$19,831,484	$9,811,510	$124,483,410	$7,241,352
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.96	$17.91	$12.05	$11.23	$33.14	$14.93

* Cost
Investment securities (unaffiliated)	$281,682,392	$895,406,212	$227,533,938	$109,804,252	$2,346,250,133	$86,381,385

Investment securities (affiliated)	$–	$–	$–	$–	$8,713,374	$–

Foreign cash	$466	$–	$–	$–	$–	$–

@ Premiums received on options written	$–	$–	$–	$–	$–	$–

† Including securities on loan	$19,922,035	$137,957,808	$8,868,263	$11,652,805	$169,518,069	$1,844,357

See Notes To Financial Statements

252

VALIC Company I

STATEMENT OF OPERATIONS — For the Year Ended May 31, 2016

	ASSET ALLOCATION FUND	BLUE CHIP GROWTH FUND	BROAD CAP VALUE INCOME FUND	CAPITAL CONSERVATION FUND	CORE EQUITY FUND	DIVIDEND VALUE FUND	DYNAMIC ALLOCATION FUND
INVESTMENT INCOME:
Dividends (unaffiliated)	$2,110,173	$4,614,004	$1,302,820	$29,397	$4,512,466	$18,701,813	$–
Dividends (affiliated)	–	–	–	–	–	–	3,694,797
Securities lending income	115,321	71,283	13,286	7,814	25,334	324,060	–
Interest (unaffiliated)	2,267,112	4,943	93	5,771,678	136	1,171	948,173

Total investment income*	4,492,606	4,690,230	1,316,199	5,808,889	4,537,936	19,027,044	4,642,970

EXPENSES:
Investment advisory and management fees	833,569	4,594,577	393,956	1,205,202	1,900,202	4,108,682	636,626
Administrative service fee	112,532	424,969	37,989	162,750	160,435	381,203	32,626
Transfer agent fees and expenses	1,049	2,798	1,399	2,481	1,049	2,417	708
Custodian fees	81,941	35,797	20,808	40,415	25,890	25,528	22,093
Reports to shareholders	24,185	95,517	8,857	37,169	33,736	81,288	45,050
Audit and tax fees	52,655	33,296	33,267	45,845	33,252	33,293	36,184
Legal fees	7,355	16,861	5,559	8,720	9,950	15,995	9,675
Directors’ fees and expenses	8,303	31,276	2,840	12,103	11,924	28,262	12,668
Interest expense	266	73	30	–	–	1,788	–
License fees	586	586	586	586	586	586	585
Other expenses	41,206	28,630	12,888	17,200	16,349	27,230	10,836

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	1,163,647	5,264,380	518,179	1,532,471	2,193,373	4,706,272	807,051

Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	–	–	(39,803)	–	(291,925)	(75,365)	7,830
Fees paid indirectly (Note 7)	(3,345)	(5,997)	(1,467)	–	(958)	–	–

Net expenses	1,160,302	5,258,383	476,909	1,532,471	1,900,490	4,630,907	814,881

Net investment income (loss)	3,332,304	(568,153)	839,290	4,276,418	2,637,446	14,396,137	3,828,089

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**	(1,140,576)	56,050,923	1,763,638	508,859	8,323,963	56,517,677	(3,113,572)
Net realized gain (loss) on investments (affiliated)	–	–	–	–	–	–	308,832
Net realized gain (loss) on capital gain distributions from underlying funds (affiliated)	–	–	–	–	–	–	11,257,479
Net realized gain (loss) on futures contracts and written options contracts	(2,504,848)	–	–	–	(12,305)	–	(7,158,232)
Net realized foreign exchange gain (loss) on other assets and liabilities	(8,543)	(57)	–	–	(483)	(8,505)	–
Net increase from payment by affiliates (Note 3)	–	–	–	–	–	–	–

Net realized gain (loss) on investments and foreign currencies	(3,653,967)	56,050,866	1,763,638	508,859	8,311,175	56,509,172	1,294,507

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(5,559,879)	(54,402,442)	(5,205,749)	1,062,222	(19,728,840)	(60,691,220)	549,542
Change in unrealized appreciation (depreciation) on investments (affiliated)	–	–	–	–	–	–	(19,268,696)
Change in unrealized appreciation (depreciation) on futures contracts and written options contracts	1,832,711	–	–	–	17,278	–	592,624
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(37,715)	(32)	–	–	–	44	–
Change in accrued capital gains tax on unrealized appreciation (depreciation)	–	–	–	–	–	–	–

Net unrealized gain (loss) on investments and foreign currencies	(3,764,883)	(54,402,474)	(5,205,749)	1,062,222	(19,711,562)	(60,691,176)	(18,126,530)

Net realized and unrealized gain (loss) on investments and foreign currencies	(7,418,850)	1,648,392	(3,442,111)	1,571,081	(11,400,387)	(4,182,004)	(16,832,023)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,086,546)	$1,080,239	$(2,602,821)	$5,847,499	$(8,762,941)	$10,214,133	$(13,003,934)

* Net of foreign withholding taxes on interest and dividends of	$7,871	$2,958	$8,042	$126	$34,714	$69,004	$–

** Net of foreign withholding taxes on capital gains of	$–	$–	$–	$–	$–	$–	$–

See Notes To Financial Statements

253

VALIC Company I

STATEMENT OF OPERATIONS — For the Year Ended May 31, 2016 — (continued)

	EMERGING ECONOMIES FUND	FOREIGN VALUE FUND	GLOBAL REAL ESTATE FUND	GLOBAL SOCIAL AWARENESS FUND	GLOBAL STRATEGY FUND	GOVERNMENT SECURITIES FUND	GROWTH FUND
INVESTMENT INCOME:
Dividends (unaffiliated)	$15,945,168	$22,247,552	$14,941,193	$8,450,699	$7,547,148	$–	$14,773,980
Dividends (affiliated)	–	–	–	–	–	–	–
Securities lending income	272,677	975,379	117,754	34,559	330,398	212	387,710
Interest (unaffiliated)	659	27,341	298	2,286	5,339,635	4,001,694	789

Total investment income*	16,218,504	23,250,272	15,059,245	8,487,544	13,217,181	4,001,906	15,162,479

EXPENSES:
Investment advisory and management fees	4,227,181	5,681,123	3,600,290	1,865,677	2,277,445	752,259	6,762,856
Administrative service fee	366,442	568,513	335,429	251,866	307,520	101,555	651,267
Transfer agent fees and expenses	3,113	2,807	2,449	2,068	1,049	3,148	1,749
Custodian fees	410,125	152,991	70,414	55,305	136,222	16,635	57,230
Reports to shareholders	75,592	118,123	80,116	55,972	64,388	22,376	145,191
Audit and tax fees	49,555	44,052	37,019	42,493	47,921	39,510	33,602
Legal fees	56,023	37,295	31,120	13,499	14,096	6,890	29,267
Directors’ fees and expenses	27,653	42,692	24,753	18,692	22,788	7,436	48,095
Interest expense	2,984	118	62	411	–	–	363
License fees	586	586	586	586	586	586	586
Other expenses	32,604	38,292	39,447	32,399	27,236	13,821	48,355

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	5,251,858	6,686,592	4,221,685	2,338,968	2,899,251	964,216	7,778,561

Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	–	–	–	–	–	–	(155,123)
Fees paid indirectly (Note 7)	(5,462)	(6,248)	(18,917)	–	(45)	–	–

Net expenses	5,246,396	6,680,344	4,202,768	2,338,968	2,899,206	964,216	7,623,438

Net investment income (loss)	10,972,108	16,569,928	10,856,477	6,148,576	10,317,975	3,037,690	7,539,041

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**	(77,169,515)	(18,719,725)	22,730,077	1,653,198	(2,924,866)	269,066	51,690,849
Net realized gain (loss) on investments (affiliated)	–	–	–	–	–	–	–
Net realized gain (loss) on capital gain distributions from underlying funds (affiliated)	–	–	–	–	–	–	–
Net realized gain (loss) on futures contracts and written options contracts	1,320,170	–	–	(699,615)	–	–	(183,376)
Net realized foreign exchange gain (loss) on other assets and liabilities	(501,022)	(920,743)	(14,337)	125,526	1,761,932	–	(75,810)
Net increase from payment by affiliates (Note 3)	–	–	–	–	–	–	–

Net realized gain (loss) on investments and foreign currencies	(76,350,367)	(19,640,468)	22,715,740	1,079,109	(1,162,934)	269,066	51,431,663

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(53,878,127)	(128,156,868)	(26,113,145)	(19,247,206)	(52,334,930)	546,866	(68,294,062)
Change in unrealized appreciation (depreciation) on investments (affiliated)	–	–	–	–	–	–	–
Change in unrealized appreciation (depreciation) on futures contracts and written options contracts	–	–	–	39,819	–	–	–
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(8,857)	58,441	16,874	(938)	(8,913,677)	–	38,780
Change in accrued capital gains tax on unrealized appreciation (depreciation)	122,892	(29,632)	–	–	(181)	–	–

Net unrealized gain (loss) on investments and foreign currencies	(53,764,092)	(128,128,059)	(26,096,271)	(19,208,325)	(61,248,788)	546,866	(68,255,282)

Net realized and unrealized gain (loss) on investments and foreign currencies	(130,114,459)	(147,768,527)	(3,380,531)	(18,129,216)	(62,411,722)	815,932	(16,823,619)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(119,142,351)	$(131,198,599)	$7,475,946	$(11,980,640)	$(52,093,747)	$3,853,622	$(9,284,578)

* Net of foreign withholding taxes on interest and dividends of	$2,264,166	$1,998,635	$805,659	$427,805	$723,240	$–	$105,215

** Net of foreign withholding taxes on capital gains of	$46,313	$–	$–	$–	$–	$–	$–

See Notes To Financial Statements

254

VALIC Company I

STATEMENT OF OPERATIONS — For the Year Ended May 31, 2016 — (continued)

	GROWTH & INCOME FUND	HEALTH SCIENCES FUND	INFLATION PROTECTED FUND	INTERNATIONAL EQUITIES INDEX FUND	INTERNATIONAL GOVERNMENT BOND FUND	INTERNATIONAL GROWTH FUND	LARGE CAP CORE FUND
INVESTMENT INCOME:
Dividends (unaffiliated)	$2,191,002	$5,119,071	$301,611	$29,981,107	$–	$11,795,457	$2,858,903
Dividends (affiliated)	–	–	–	–	–	–	–
Securities lending income	6,999	503,990	14,646	690,079	4,286	210,479	7,374
Interest (unaffiliated)	88	69,325	8,620,221	34,781	5,118,371	1,884	118

Total investment income*	2,198,089	5,692,386	8,936,478	30,705,967	5,122,657	12,007,820	2,866,395

EXPENSES:
Investment advisory and management fees	853,461	8,484,791	2,173,341	3,097,584	826,444	4,971,927	1,138,144
Administrative service fee	76,811	585,104	307,251	702,774	111,570	365,107	109,749
Transfer agent fees and expenses	2,099	1,399	2,448	4,742	2,157	2,449	1,399
Custodian fees	21,121	49,001	24,201	134,187	28,550	148,115	13,010
Reports to shareholders	17,127	162,030	68,098	150,255	22,746	77,083	23,556
Audit and tax fees	36,513	37,645	41,063	67,698	44,669	44,439	33,213
Legal fees	6,256	36,470	12,680	38,336	6,987	34,234	7,070
Directors’ fees and expenses	5,672	43,870	22,547	51,962	7,964	27,224	8,102
Interest expense	–	–	1,073	–	203	2,172	–
License fees	586	586	586	192,947	586	586	586
Other expenses	15,189	40,968	17,260	35,688	13,854	36,272	17,653

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	1,034,835	9,441,864	2,670,548	4,476,173	1,065,730	5,709,608	1,352,482

Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	(67,578)	(263,890)	–	–	–	(246,527)	–
Fees paid indirectly (Note 7)	(860)	(5,877)	–	–	–	(2,020)	(17,266)

Net expenses	966,397	9,172,097	2,670,548	4,476,173	1,065,730	5,461,061	1,335,216

Net investment income (loss)	1,231,692	(3,479,711)	6,265,930	26,229,794	4,056,927	6,546,759	1,531,179

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**	2,934,310	83,579,730	(2,850,174)	(8,538,283)	(6,423,884)	(642,141)	11,088,007
Net realized gain (loss) on investments (affiliated)	–	–	–	–	–	–	–
Net realized gain (loss) on capital gain distributions from underlying funds (affiliated)	–	–	–	–	–	–	–
Net realized gain (loss) on futures contracts and written options contracts	23,116	683,741	–	(6,694,172)	–	–	–
Net realized foreign exchange gain (loss) on other assets and liabilities	(14)	31,499	(496,745)	265,719	(128,164)	(112,575)	(136)
Net increase from payment by affiliates (Note 3)	–	–	–	–	–	–	–

Net realized gain (loss) on investments and foreign currencies	2,957,412	84,294,970	(3,346,919)	(14,966,736)	(6,552,048)	(754,716)	11,087,871

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(4,515,347)	(209,805,985)	(3,905,625)	(124,663,798)	10,388,607	(60,965,748)	(10,161,625)
Change in unrealized appreciation (depreciation) on investments (affiliated)	–	–	–	–	–	–	–
Change in unrealized appreciation (depreciation) on futures contracts and written options contracts	34,048	113,069	–	140,918	–	–	–
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	–	6,785	513,362	105,067	71,385	(1,033)	–
Change in accrued capital gains tax on unrealized appreciation (depreciation)	–	(1,975)	–	–	–	10,990	–

Net unrealized gain (loss) on investments and foreign currencies	(4,481,299)	(209,688,106)	(3,392,263)	(124,417,813)	10,459,992	(60,955,791)	(10,161,625)

Net realized and unrealized gain (loss) on investments and foreign currencies	(1,523,887)	(125,393,136)	(6,739,182)	(139,384,549)	3,907,944	(61,710,507)	926,246

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(292,195)	$(128,872,847)	$(473,252)	$(113,154,755)	$7,964,871	$(55,163,748)	$2,457,425

* Net of foreign withholding taxes on interest and dividends of	$522	$60,730	$(139)	$2,300,414	$(706)	$1,025,710	$8,710

** Net of foreign withholding taxes on capital gains of	$–	$–	$–	$–	$–	$351	$–

See Notes To Financial Statements

255

VALIC Company I

STATEMENT OF OPERATIONS — For the Year Ended May 31, 2016 — (continued)

	LARGE CAPITAL GROWTH FUND	MID CAP INDEX FUND	MID CAP STRATEGIC GROWTH FUND	MONEY MARKET I FUND	NASDAQ-100® INDEX FUND	SCIENCE & TECHNOLOGY FUND	SMALL CAP AGGRESSIVE GROWTH FUND
INVESTMENT INCOME:
Dividends (unaffiliated)	$5,753,451	$46,202,311	$1,844,875	$–	$4,173,412	$7,807,968	$397,623
Dividends (affiliated)	–	–	–	–	–	–	–
Securities lending income	61,162	1,557,327	267,846	–	58,218	748,043	439,162
Interest (unaffiliated)	1,586	92,698	2,769	928,964	1,590	28,719	97

Total investment income*	5,816,199	47,852,336	2,115,490	928,964	4,233,220	8,584,730	836,882

EXPENSES:
Investment advisory and management fees	2,510,831	7,962,548	1,776,427	1,383,271	1,257,894	8,192,649	946,210
Administrative service fee	264,814	2,025,840	171,773	233,427	214,560	630,740	75,140
Transfer agent fees and expenses	1,791	6,141	2,448	4,166	4,283	4,578	1,049
Custodian fees	19,748	96,929	16,160	12,064	11,698	129,858	21,037
Reports to shareholders	57,467	435,477	50,382	49,173	52,019	140,200	16,328
Audit and tax fees	33,316	36,310	33,467	39,121	36,538	34,166	33,316
Legal fees	11,509	93,344	22,756	14,635	10,420	22,976	6,139
Directors’ fees and expenses	19,649	151,040	12,716	16,755	15,944	46,702	5,567
Interest expense	273	744	787	–	–	606	24
License fees	586	28,436	586	586	145,394	586	586
Other expenses	27,447	84,556	21,051	14,431	15,427	41,287	16,327

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	2,947,431	10,921,365	2,108,553	1,767,629	1,764,177	9,244,348	1,121,723

Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	–	–	–	(873,351)	(79,483)	–	(19,667)
Fees paid indirectly (Note 7)	(9,877)	–	(16,292)	–	–	(69,523)	–

Net expenses	2,937,554	10,921,365	2,092,261	894,278	1,684,694	9,174,825	1,102,056

Net investment income (loss)	2,878,645	36,930,971	23,229	34,686	2,548,526	(590,095)	(265,174)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**	12,794,638	278,184,208	14,383,673	9,480	15,557,975	60,812,790	(2,544,425)
Net realized gain (loss) on investments (affiliated)	–	–	–	–	–	–	–
Net realized gain (loss) on capital gain distributions from underlying funds (affiliated)	–	–	–	–	–	–	–
Net realized gain (loss) on futures contracts and written options contracts	–	(7,507,045)	–	–	519,935	–	–
Net realized foreign exchange gain (loss) on other assets and liabilities	(2,366)	–	8,661	–	–	(132,182)	–
Net increase from payment by affiliates (Note 3)	–	–	–	509,189	–	–	–

Net realized gain (loss) on investments and foreign currencies	12,792,272	270,677,163	14,392,334	518,669	16,077,910	60,680,608	(2,544,425)

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(9,770,921)	(355,940,236)	(23,712,892)	–	(14,749,601)	(59,349,620)	(18,055,405)
Change in unrealized appreciation (depreciation) on investments (affiliated)	–	–	–	–	–	–	–
Change in unrealized appreciation (depreciation) on futures contracts and written options contracts	–	7,283,464	–	–	(33,674)	–	–
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	2,788	–	(871)	–	–	(108,265)	–
Change in accrued capital gains tax on unrealized appreciation (depreciation)	–	–	–	–	–	–	–

Net unrealized gain (loss) on investments and foreign currencies	(9,768,133)	(348,656,772)	(23,713,763)	–	(14,783,275)	(59,457,885)	(18,055,405)

Net realized and unrealized gain (loss) on investments and foreign currencies	3,024,139	(77,979,609)	(9,321,429)	518,669	1,294,635	1,222,723	(20,599,830)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,902,784	$(41,048,638)	$(9,298,200)	$553,355	$3,843,161	$632,628	$(20,865,004)

* Net of foreign withholding taxes on interest and dividends of	$128,599	$–	$23,023	$–	$488	$141,631	$8,850

** Net of foreign withholding taxes on capital gains of	$–	$–	$–	$–	$–	$–	$–

See Notes To Financial Statements

256

VALIC Company I

STATEMENT OF OPERATIONS — For the Year Ended May 31, 2016 — (continued)

	SMALL CAP FUND	SMALL CAP INDEX FUND	SMALL CAP SPECIAL VALUES FUND	SMALL-MID GROWTH FUND	STOCK INDEX FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (unaffiliated)	$3,432,497	$13,914,353	$4,604,090	$559,451	$88,853,957	$2,786,098
Dividends (affiliated)	–	–	–	–	291,093	–
Securities lending income	373,402	3,010,550	188,673	236,289	516,130	13,998
Interest (unaffiliated)	3,122	17,315	935	74	33,711	57

Total investment income*	3,809,021	16,942,218	4,793,698	795,814	89,694,891	2,800,153

EXPENSES:
Investment advisory and management fees	2,768,492	3,023,924	1,660,922	1,002,699	10,243,741	831,048
Administrative service fee	209,928	681,460	149,483	79,626	2,782,263	71,918
Transfer agent fees and expenses	1,049	5,625	2,099	1,049	6,935	2,449
Custodian fees	41,479	62,900	24,090	16,645	120,519	16,146
Reports to shareholders	41,507	142,101	30,618	16,928	601,020	14,893
Audit and tax fees	34,286	38,277	33,717	33,513	36,370	33,254
Legal fees	9,946	23,618	8,053	6,333	83,692	6,514
Directors’ fees and expenses	15,632	50,586	11,001	5,956	205,407	5,295
Interest expense	295	–	44	–	4,464	–
License fees	586	118,847	586	586	38,074	586
Other expenses	30,324	47,925	19,386	17,553	104,365	13,748

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	3,153,524	4,195,263	1,939,999	1,180,888	14,226,850	995,851

Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	(261,177)	–	–	(1,242)	–	(90,221)
Fees paid indirectly (Note 7)	(13,952)	–	(9,824)	(6,896)	–	(426)

Net expenses	2,878,395	4,195,263	1,930,175	1,172,750	14,226,850	905,204

Net investment income (loss)	930,626	12,746,955	2,863,523	(376,936)	75,468,041	1,894,949

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**	23,197,118	63,855,212	16,741,767	2,520,012	203,472,263	7,029,692
Net realized gain (loss) on investments (affiliated)	–	–	–	–	1,872,803	–
Net realized gain (loss) on capital gain distributions from underlying funds (affiliated)	–	–	–	–	–	–
Net realized gain (loss) on futures contracts and written options contracts	–	(5,633,031)	–	–	2,652,974	–
Net realized foreign exchange gain (loss) on other assets and liabilities	358	(78)	–	–	–	(577)
Net increase from payment by affiliates (Note 3)	–	–	–	–	–	–

Net realized gain (loss) on investments and foreign currencies	23,197,476	58,222,103	16,741,767	2,520,012	207,998,040	7,029,115

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(43,103,158)	(142,048,345)	(16,293,817)	(11,065,060)	(238,003,993)	(11,237,382)
Change in unrealized appreciation (depreciation) on investments (affiliated)	–	–	–	–	(2,180,549)	–
Change in unrealized appreciation (depreciation) on futures contracts and written options contracts	–	1,980,371	–	–	1,731,583	–
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(125)	(6)	–	–	–	(1,644)
Change in accrued capital gains tax on unrealized appreciation (depreciation)	–	–	–	–	–	–

Net unrealized gain (loss) on investments and foreign currencies	(43,103,283)	(140,067,980)	(16,293,817)	(11,065,060)	(238,452,959)	(11,239,026)

Net realized and unrealized gain (loss) on investments and foreign currencies	(19,905,807)	(81,845,877)	447,950	(8,545,048)	(30,454,919)	(4,209,911)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,975,181)	$(69,098,922)	$3,311,473	$(8,921,984)	$45,013,122	$(2,314,962)

* Net of foreign withholding taxes on interest and dividends of	$7,842	$5,464	$5,867	$(430)	$1,816	$14,012

** Net of foreign withholding taxes on capital gains of	$–	$–	$–	$–	$–	$–

See Notes To Financial Statements

257

VALIC Company I

STATEMENT OF CHANGES IN NET ASSETS

	ASSET ALLOCATION FUND		BLUE CHIP GROWTH FUND		BROAD CAP VALUE INCOME FUND		CAPITAL CONSERVATION FUND
	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$3,332,304	$3,213,622	$(568,153)	$(733,889)	$839,290	$788,357	$4,276,418	$3,885,145
Net realized gain (loss) on investments and foreign currencies	(3,653,967)	18,672,650	56,050,866	79,081,661	1,763,638	3,622,686	508,859	2,583,098
Net unrealized gain (loss) on investments and foreign currencies	(3,764,883)	(11,258,120)	(54,402,474)	13,747,091	(5,205,749)	1,711,762	1,062,222	(679,768)

Net increase (decrease) in net assets resulting from operations	(4,086,546)	10,628,152	1,080,239	92,094,863	(2,602,821)	6,122,805	5,847,499	5,788,475

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,316,726)	(3,618,858)	–	–	(788,432)	(1,017,689)	(4,434,100)	(4,829,813)
Net realized gain on securities	(18,272,933)	(10,557,797)	(77,865,970)	(58,560,819)	(3,612,115)	(1,884,876)	(480,281)	–

Total distributions to shareholders	(21,589,659)	(14,176,655)	(77,865,970)	(58,560,819)	(4,400,547)	(2,902,565)	(4,914,381)	(4,829,813)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	10,908,583	6,331,045	39,893,782	3,837,529	1,714,029	5,723,984	(20,914,178)	58,533,427

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,767,622)	2,782,542	(36,891,949)	37,371,573	(5,289,339)	8,944,224	(19,981,060)	59,492,089
NET ASSETS:
Beginning of period	179,126,120	176,343,578	652,818,595	615,447,022	62,619,023	53,674,799	256,042,566	196,550,477

End of period†	$164,358,498	$179,126,120	$615,926,646	$652,818,595	$57,329,684	$62,619,023	$236,061,506	$256,042,566

† Includes accumulated undistributed net investment income (loss)	$3,417,271	$3,294,301	$(74,993)	$(279,743)	$838,938	$788,080	$4,811,870	$4,425,263

See Notes to Financial Statements

258

VALIC Company I

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	CORE EQUITY FUND		DIVIDEND VALUE FUND		DYNAMIC ALLOCATION FUND		EMERGING ECONOMIES FUND
	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$2,637,446	$2,532,160	$14,396,137	$13,521,930	$3,828,089	$3,566,690	$10,972,108	$15,137,565
Net realized gain (loss) on investments and foreign currencies	8,311,175	29,762,465	56,509,172	61,681,178	1,294,507	11,018,598	(76,350,367)	(17,115,476)
Net unrealized gain (loss) on investments and foreign currencies	(19,711,562)	(5,653,306)	(60,691,176)	(19,630,379)	(18,126,530)	(4,016,037)	(53,764,092)	(4,925,272)

Net increase (decrease) in net assets resulting from operations	(8,762,941)	26,641,319	10,214,133	55,572,729	(13,003,934)	10,569,251	(119,142,351)	(6,903,183)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,550,301)	(2,463,039)	(13,504,973)	(13,426,887)	(4,920,885)	(3,684,811)	(14,639,003)	(13,724,791)
Net realized gain on securities	–	–	(60,987,882)	(40,820,403)	(9,758,439)	(4,429,198)	–	–

Total distributions to shareholders	(2,550,301)	(2,463,039)	(74,492,855)	(54,247,290)	(14,679,324)	(8,114,009)	(14,639,003)	(13,724,791)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	(25,004,782)	(27,089,715)	8,064,935	19,360,662	3,424,553	15,248,224	2,453,131	(9,438,322)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(36,318,024)	(2,911,435)	(56,213,787)	20,686,101	(24,258,705)	17,703,466	(131,328,223)	(30,066,296)
NET ASSETS:
Beginning of period	265,954,701	268,866,136	641,719,263	621,033,162	272,704,772	255,001,306	648,339,431	678,405,727

End of period†	$229,636,677	$265,954,701	$585,505,476	$641,719,263	$248,446,067	$272,704,772	$517,011,208	$648,339,431

† Includes accumulated undistributed net investment income (loss)	$2,602,841	$2,514,932	$14,358,565	$13,473,128	$4,579,942	$4,899,297	$10,059,066	$14,271,801

See Notes to Financial Statements

259

VALIC Company I

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	FOREIGN VALUE FUND		GLOBAL REAL ESTATE FUND		GLOBAL SOCIAL AWARENESS FUND		GLOBAL STRATEGY FUND
	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$16,569,928	$19,124,198	$10,856,477	$12,122,418	$6,148,576	$7,036,792	$10,317,975	$11,574,202
Net realized gain (loss) on investments and foreign currencies	(19,640,468)	36,447,580	22,715,740	29,617,664	1,079,109	49,643,597	(1,162,934)	40,111,592
Net unrealized gain (loss) on investments and foreign currencies	(128,128,059)	(122,647,199)	(26,096,271)	(12,475,344)	(19,208,325)	(25,770,138)	(61,248,788)	(41,270,153)

Net increase (decrease) in net assets resulting from operations	(131,198,599)	(67,075,421)	7,475,946	29,264,738	(11,980,640)	30,910,251	(52,093,747)	10,415,641

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(18,119,304)	(25,076,265)	(14,771,778)	(13,048,195)	(7,261,309)	(8,510,951)	(25,885,406)	(13,523,654)
Net realized gain on securities	–	–	(21,079,653)	(13,155,063)	–	–	(30,506,161)	(15,854,531)

Total distributions to shareholders	(18,119,304)	(25,076,265)	(35,851,431)	(26,203,258)	(7,261,309)	(8,510,951)	(56,391,567)	(29,378,185)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	(22,652,529)	5,923,567	4,743,100	98,202,846	(26,886,623)	(39,128,693)	25,856,830	(18,547,976)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(171,970,432)	(86,228,119)	(23,632,385)	101,264,326	(46,128,572)	(16,729,393)	(82,628,484)	(37,510,520)
NET ASSETS:
Beginning of period	990,963,751	1,077,191,870	514,346,812	413,082,486	423,242,230	439,971,623	514,563,555	552,074,075

End of period†	$818,993,319	$990,963,751	$490,714,427	$514,346,812	$377,113,658	$423,242,230	$431,935,071	$514,563,555

† Includes accumulated undistributed net investment income (loss)	$14,631,628	$17,101,747	$10,030,891	$11,020,035	$5,775,471	$6,726,364	$(7,892,909)	$14,905,778

See Notes to Financial Statements

260

VALIC Company I

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	GOVERNMENT SECURITIES FUND		GROWTH FUND		GROWTH & INCOME FUND		HEALTH SCIENCES FUND
	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$3,037,690	$3,274,482	$7,539,041	$5,998,863	$1,231,692	$1,252,717	$(3,479,711)	$(4,330,574)
Net realized gain (loss) on investments and foreign currencies	269,066	17,956	51,431,663	148,048,172	2,957,412	6,068,028	84,294,970	117,391,127
Net unrealized gain (loss) on investments and foreign currencies	546,866	1,637,323	(68,255,282)	(49,991,508)	(4,481,299)	6,132,095	(209,688,106)	174,166,195

Net increase (decrease) in net assets resulting from operations	3,853,622	4,929,761	(9,284,578)	104,055,527	(292,195)	13,452,840	(128,872,847)	287,226,748

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,707,716)	(3,617,730)	(5,936,828)	(5,982,168)	(1,404,133)	(1,149,106)	–	–
Net realized gain on securities	–	–	(146,980,763)	(112,075,403)	(5,193,963)	–	(113,494,698)	(105,579,102)

Total distributions to shareholders	(3,707,716)	(3,617,730)	(152,917,591)	(118,057,571)	(6,598,096)	(1,149,106)	(113,494,698)	(105,579,102)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	(7,135,954)	(1,456,780)	84,212,243	27,347,654	(966,931)	(4,966,949)	106,458,769	177,506,268

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,990,048)	(144,749)	(77,989,926)	13,345,610	(7,857,222)	7,336,785	(135,908,776)	359,153,914
NET ASSETS:
Beginning of period	161,976,725	162,121,474	1,027,987,698	1,014,642,088	121,742,049	114,405,264	939,311,160	580,157,246

End of period†	$154,986,677	$161,976,725	$949,997,772	$1,027,987,698	$113,884,827	$121,742,049	$803,402,384	$939,311,160

† Includes accumulated undistributed net investment income (loss)	$3,433,111	$3,694,870	$7,198,302	$5,619,937	$1,226,533	$1,246,544	$(1,426,975)	$(2,208,673)

See Notes to Financial Statements

261

VALIC Company I

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	INFLATION PROTECTED FUND		INTERNATIONAL EQUITIES INDEX FUND		INTERNATIONAL GOVERNMENT BOND FUND		INTERNATIONAL GROWTH FUND
	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$6,265,930	$5,410,272	$26,229,794	$28,107,503	$4,056,927	$4,973,876	$6,546,759	$7,117,962
Net realized gain (loss) on investments and foreign currencies	(3,346,919)	(1,618,369)	(14,966,736)	47,676,640	(6,552,048)	(2,389,351)	(754,716)	32,331,649
Net unrealized gain (loss) on investments and foreign currencies	(3,392,263)	(11,329,130)	(124,417,813)	(87,063,674)	10,459,992	(12,952,133)	(60,955,791)	(25,519,177)

Net increase (decrease) in net assets resulting from operations	(473,252)	(7,537,227)	(113,154,755)	(11,279,531)	7,964,871	(10,367,608)	(55,163,748)	13,930,434

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,388,437)	(9,511,833)	(28,034,486)	(36,655,892)	(4,260,558)	(4,426,307)	(7,078,883)	(8,720,692)
Net realized gain on securities	(819,161)	(946,808)	–	–	(607,428)	(472,375)	(39,002,240)	(3,866,978)

Total distributions to shareholders	(6,207,598)	(10,458,641)	(28,034,486)	(36,655,892)	(4,867,986)	(4,898,682)	(46,081,123)	(12,587,670)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	(24,966,556)	36,416,860	51,394,830	(45,730,797)	26,843,487	(2,662,164)	869,559	(25,987,741)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,647,406)	18,420,992	(89,794,411)	(93,666,220)	29,940,372	(17,928,454)	(100,375,312)	(24,644,977)
NET ASSETS:
Beginning of period	487,477,465	469,056,473	1,081,173,923	1,174,840,143	171,312,263	189,240,717	621,387,059	646,032,036

End of period†	$455,830,059	$487,477,465	$991,379,512	$1,081,173,923	$201,252,635	$171,312,263	$521,011,747	$621,387,059

† Includes accumulated undistributed net investment income (loss)	$1,095,770	$2,915,841	$24,062,375	$25,427,463	$(3,317,501)	$2,927,580	$4,400,874	$4,884,943

See Notes to Financial Statements

262

VALIC Company I

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	LARGE CAP CORE FUND		LARGE CAPITAL GROWTH FUND		MID CAP INDEX FUND		MID CAP STRATEGIC GROWTH FUND
	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,531,179	$1,360,723	$2,878,645	$3,400,577	$36,930,971	$36,974,236	$23,229	$(588,908)
Net realized gain (loss) on investments and foreign currencies	11,087,871	30,092,022	12,792,272	17,638,097	270,677,163	284,384,321	14,392,334	32,441,069
Net unrealized gain (loss) on investments and foreign currencies	(10,161,625)	(7,214,329)	(9,768,133)	22,023,132	(348,656,772)	41,267,162	(23,713,763)	760,724

Net increase (decrease) in net assets resulting from operations	2,457,425	24,238,416	5,902,784	43,061,806	(41,048,638)	362,625,719	(9,298,200)	32,612,885

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,425,443)	(1,848,125)	(3,397,224)	(2,254,711)	(36,978,417)	(32,614,235)	–	–
Net realized gain on securities	(28,528,928)	(26,028,354)	(17,555,254)	(72,380,164)	(282,160,765)	(177,800,174)	(33,964,653)	(40,774,747)

Total distributions to shareholders	(33,954,371)	(27,876,479)	(20,952,478)	(74,634,875)	(319,139,182)	(210,414,409)	(33,964,653)	(40,774,747)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	15,356,069	4,190,074	(13,454,859)	45,090,609	4,021,324	4,401,581	3,743,064	(767,379)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,140,877)	552,011	(28,504,553)	13,517,540	(356,166,496)	156,612,891	(39,519,789)	(8,929,241)
NET ASSETS:
Beginning of period	180,201,211	179,649,200	421,567,344	408,049,804	3,335,643,766	3,179,030,875	288,138,326	297,067,567

End of period†	$164,060,334	$180,201,211	$393,062,791	$421,567,344	$2,979,477,270	$3,335,643,766	$248,618,537	$288,138,326

† Includes accumulated undistributed net investment income (loss)	$(274,712)	$1,360,904	$2,871,680	$3,392,625	$36,892,520	$36,939,966	$(3,551)	$(392,989)

See Notes to Financial Statements

263

VALIC Company I

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	MONEY MARKET I FUND		NASDAQ-100® INDEX FUND		SCIENCE & TECHNOLOGY FUND		SMALL CAP AGGRESSIVE GROWTH FUND
	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$34,686	$35,689	$2,548,526	$2,152,490	$(590,095)	$(1,101,950)	$(265,174)	$(441,868)
Net realized gain (loss) on investments and foreign currencies	518,669	116,175	16,077,910	13,478,489	60,680,608	165,809,413	(2,544,425)	15,743,785
Net unrealized gain (loss) on investments and foreign currencies	–	–	(14,783,275)	41,014,188	(59,457,885)	10,456,136	(18,055,405)	12,467,445

Net increase (decrease) in net assets resulting from operations	553,355	151,864	3,843,161	56,645,167	632,628	175,163,599	(20,865,004)	27,769,362

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(34,686)	(35,689)	(2,158,414)	(2,911,523)	–	–	–	–
Net realized gain on securities	–	–	(13,266,013)	(3,499,947)	(165,679,225)	(99,781,720)	(15,150,061)	(22,156,109)

Total distributions to shareholders	(34,686)	(35,689)	(15,424,427)	(6,411,470)	(165,679,225)	(99,781,720)	(15,150,061)	(22,156,109)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	(391,229)	(23,521,148)	726,075	24,723,396	80,901,102	2,832,046	22,685,982	8,845,436

TOTAL INCREASE (DECREASE) IN NET ASSETS	127,440	(23,404,973)	(10,855,191)	74,957,093	(84,145,495)	78,213,925	(13,329,083)	14,458,689
NET ASSETS:
Beginning of period	343,362,835	366,767,808	330,077,086	255,119,993	1,014,901,688	936,687,763	115,868,635	101,409,946

End of period†	$343,490,275	$343,362,835	$319,221,895	$330,077,086	$930,756,193	$1,014,901,688	$102,539,552	$115,868,635

† Includes accumulated undistributed net investment income (loss)	$1,129	$1,129	$2,543,033	$2,152,921	$(207,692)	$(764,228)	$(104,409)	$(116,255)

See Notes to Financial Statements

264

VALIC Company I

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	SMALL CAP FUND		SMALL CAP INDEX FUND		SMALL CAP SPECIAL VALUES FUND		SMALL-MID GROWTH FUND
	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$930,626	$563,404	$12,746,955	$12,683,299	$2,863,523	$3,039,935	$(376,936)	$(499,503)
Net realized gain (loss) on investments and foreign currencies	23,197,476	47,798,905	58,222,103	73,305,592	16,741,767	22,870,330	2,520,012	11,761,707
Net unrealized gain (loss) on investments and foreign currencies	(43,103,283)	(10,872,132)	(140,067,980)	30,994,644	(16,293,817)	(6,929,716)	(11,065,060)	11,077,235

Net increase (decrease) in net assets resulting from operations	(18,975,181)	37,490,177	(69,098,922)	116,983,535	3,311,473	18,980,549	(8,921,984)	22,339,439

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(604,889)	–	(12,899,400)	(11,430,032)	(3,548,369)	(2,248,647)	–	–
Net realized gain on securities	(47,694,241)	(53,080,700)	(73,928,864)	(58,884,246)	(23,702,879)	(17,856,384)	(11,654,298)	(27,393,016)

Total distributions to shareholders	(48,299,130)	(53,080,700)	(86,828,264)	(70,314,278)	(27,251,248)	(20,105,031)	(11,654,298)	(27,393,016)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	13,714,653	6,077,339	22,297,125	(34,071,129)	23,842,097	(9,468,325)	(964,280)	11,985,271

TOTAL INCREASE (DECREASE) IN NET ASSETS	(53,559,658)	(9,513,184)	(133,630,061)	12,598,128	(97,678)	(10,592,807)	(21,540,562)	6,931,694
NET ASSETS:
Beginning of period	354,293,748	363,806,932	1,119,463,156	1,106,865,028	238,985,931	249,578,738	131,770,502	124,838,808

End of period†	$300,734,090	$354,293,748	$985,833,095	$1,119,463,156	$238,888,253	$238,985,931	$110,229,940	$131,770,502

† Includes accumulated undistributed net investment income (loss)	$750,499	$346,774	$12,141,600	$12,222,351	$2,671,311	$3,010,639	$(124,487)	$(333,698)

See Notes to Financial Statements

265

VALIC Company I

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	STOCK INDEX FUND		VALUE FUND
	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$75,468,041	$76,077,595	$1,894,949	$1,594,689
Net realized gain (loss) on investments and foreign currencies	207,998,040	310,168,969	7,029,115	12,224,906
Net unrealized gain (loss) on investments and foreign currencies	(238,452,959)	99,649,853	(11,239,026)	(1,624,808)

Net increase (decrease) in net assets resulting from operations	45,013,122	485,896,417	(2,314,962)	12,194,787

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(101,986,259)	(72,009,853)	(1,593,878)	(1,711,405)
Net realized gain on securities	(298,270,428)	(162,018,858)	–	–

Total distributions to shareholders	(400,256,687)	(234,028,711)	(1,593,878)	(1,711,405)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	(39,052,760)	(205,245,333)	(4,830,144)	(15,472,382)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(394,296,325)	46,622,373	(8,738,984)	(4,989,000)
NET ASSETS:
Beginning of period	4,519,625,577	4,473,003,204	116,875,006	121,864,006

End of period†	$4,125,329,252	$4,519,625,577	$108,136,022	$116,875,006

† Includes accumulated undistributed net investment income (loss)	$54,877,464	$76,018,733	$1,892,629	$1,592,135

See Notes to Financial Statements

266

VALIC Company I

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization

VALIC Company I (the “Series” or “VC I”) was incorporated under the laws of Maryland on December 7, 1984, by The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”). VALIC, the investment adviser to the Series, is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). The Series is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Series consists of 34 separate mutual funds (each, a “Fund” and collectively, the “Funds”), each of which issues its own separate class of capital shares:

Asset Allocation Fund	International Equities Index Fund
Blue Chip Growth Fund	International Government Bond Fund
Broad Cap Value Income Fund	International Growth Fund
Capital Conservation Fund	Large Cap Core Fund
Core Equity Fund	Large Capital Growth Fund
Dividend Value Fund	Mid Cap Index Fund
Dynamic Allocation Fund*	Mid Cap Strategic Growth Fund
Emerging Economies Fund	Money Market I Fund
Foreign Value Fund	Nasdaq-100® Index Fund
Global Real Estate Fund	Science & Technology Fund
Global Social Awareness Fund	Small Cap Aggressive Growth Fund
Global Strategy Fund	Small Cap Fund
Government Securities Fund	Small Cap Index Fund
Growth Fund	Small Cap Special Values Fund
Growth & Income Fund	Small-Mid Growth Fund
Health Sciences Fund	Stock Index Fund
Inflation Protected Fund	Value Fund

*	The Dynamic Allocation Fund invests, under normal conditions, approximately 70% to 90% of its assets in shares of the underlying funds, which are funds of VC I and VALIC Company II (“VC II”), (collectively, the “Underlying Funds”) (the “Fund-of-Funds Component”) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed income securities and short-term investments (the “Overlay Component”).

Each Fund is diversified with the exception of International Government Bond Fund and Nasdaq-100® Index Fund, which are non-diversified as defined by the 1940 Act.

Indemnifications. Under the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that may contain the obligation to indemnify others. The Funds’ maximum exposure under these arrangements is unknown. Currently, however, the Funds expect the risk of loss to be remote.

Note 2 — Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Series in the preparation of its financial statements:

Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors (the “Board”), etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

267

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Funds’ assets and liabilities classified in the fair value hierarchy as of May 31, 2016, is reported on a schedule following the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

For the Money Market I Fund, securities are valued at amortized cost, which approximates market value and are generally categorized as Level 2. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market I Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Money Market I Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service, and are generally categorized as Level 1. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange on which they are traded, and are generally categorized as Level 1. Option contracts traded in the over-the-counter (“OTC”) market are valued based upon the average of quotations received from at least two brokers in such securities or currencies, and are generally categorized as Level 1. Forward foreign currency contracts (“forward contracts”) are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Series’ fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Derivative Instruments

Forward Foreign Currency Contracts: During the period, the Global Strategy Fund used forward contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to enhance return. The Growth Fund used forward contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates.

268

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by a Fund as unrealized appreciation or depreciation. On the settlement date, a Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to a Fund of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund’s maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statement of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Forward foreign currency contracts outstanding at the end of the period, if any, are reported on a schedule following each Fund’s Portfolio of Investments.

Futures: During the period, the Asset Allocation Fund, Core Equity Fund, Dynamic Allocation Fund, Emerging Economies Fund, Global Social Awareness Fund, Growth Fund, International Equities Index Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund, used futures contracts to increase or decrease exposure to equity or bond markets or to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates. The Growth & Income Fund used futures contracts to increase or decrease exposure to equity or bond markets.

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “broker”). Subsequent payments are made or received by a Fund as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded in the Statement of Assets and Liabilities as variation margin for changes in the value of the contracts and as due to/from broker for the changes in the value of the initial margin requirement. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The primary risk to a Fund of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security(ies). Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While a Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty risk to a Fund since the futures contracts are generally exchange-traded.

Futures contracts outstanding at the end of the period, if any, are reported on a schedule following each Fund’s Portfolio of Investments.

Options: During the period, the Dynamic Allocation Fund and Health Sciences Fund used options contracts to facilitate trading, increase market exposure, generate income or seek protection against a decline in the value of the Funds’ securities or an increase in prices of securities that may be purchased.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Fund’s Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the OTC market.

Risks to a Fund of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Option contracts outstanding at the end of the period, if any, are reported on a schedule following each Fund’s Portfolio of Investments.

269

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

Transactions in options written during the year ended May 31, 2016 are summarized as follows:

	Written Options
	Dynamic Allocation		Health Sciences
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options Outstanding as of May 31, 2015	156,000	$968,230	226	$130,794
Options Written	949,000	10,359,240	1,849	1,210,956
Options terminated in closing purchase transactions	965,000	8,861,850	349	143,730
Options exercised	—	—	305	178,699
Options expired	64,000	1,793,125	572	391,498

Options Outstanding as of May 31, 2016	76,000	$672,494	849	$627,823

Master Agreements: Certain Funds that hold derivative instruments and other financial instruments may be a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements or similar agreements (“Master Agreements”) with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by a Fund and applicable counterparty. Collateral requirements are generally determined based on a Fund’s net position with each counterparty. Master Agreements may also include certain provisions that require a Fund to post additional collateral upon the occurrence of certain events, such as when the Fund’s net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Fund may also occur upon a decline in the Fund’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Fund’s counterparties to elect early termination could cause the Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Fund’s financial statements. The Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables represent the value of derivatives held as of May 31, 2016, by their primary underlying risk exposure and the respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the year ended May 31, 2016. The derivative contracts held during the period are not accounted for as hedging instruments under GAAP. For a detailed presentation of derivatives held as of May 31, 2016, please refer to the Portfolio of Investments.

	Asset Derivatives
	Interest Rate Contracts	Equity Contracts		Foreign Exchange Contracts	Total
Fund	Futures Contracts(1)(6)	Futures Contracts(1)(6)	Options Purchased(2)	Foreign Exchange Contracts(3)
Asset Allocation	$922	$197,979	$—	$—	$198,901
Core Equity	—	—	—	—	—
Dynamic Allocation	—	—	749,971	—	749,971
Global Social Awareness	—	—	—	—	—
Global Strategy	—	—	—	1,803,513	1,803,513
Growth	—	—	—	59,246	59,246
Growth & Income	—	—	—	—	—
Health Sciences	—	—	—	—	—
International Equities Index	—	—	—	—	—
Mid Cap Index	—	84,765	—	—	84,765
Nasdaq-100 Index	—	24,225	—	—	24,225
Small Cap Index	—	90,090	—	—	90,090
Stock Index	—	—	—	—	—

270

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

	Liability Derivatives
	Interest Rate Contracts	Equity Contracts		Foreign Exchange Contracts	Total
Fund	Futures Contracts(1)(6)	Futures Contracts(1)(6)	Options Written(4)	Foreign Exchange Contracts(5)
Asset Allocation	$10,703	$237,705	$—	$—	$248,408
Core Equity	—	720	—	—	720
Dynamic Allocation	—	93,600	809,947	—	903,547
Global Social Awareness	—	16,800	—	—	16,800
Global Strategy	—	—	—	3,212,384	3,212,384
Growth	—	—	—	15,200	15,200
Growth & Income	—	1,200	—	—	1,200
Health Sciences	—	—	700,479	—	700,479
International Equities Index	—	218,370	—	—	218,370
Mid Cap Index	—	—	—	—	—
Nasdaq-100 Index	—	—	—	—	—
Small Cap Index	—	—	—	—	—
Stock Index	—	64,320	—	—	64,320

Statement of Assets and Liabilities Location:

(1)	Variation margin on futures contracts
(2)	Investments, at value
(3)	Unrealized appreciation on forward foreign currency contracts
(4)	Call and put options written, at value
(5)	Unrealized depreciation on forward foreign currency contracts
(6)	The variation margin on futures contracts is included in the cumulative appreciation (depreciation) as reported on each Fund’s Portfolio of Investments in the following amounts:

Fund	Cumulative Appreciation (Depreciation)
Asset Allocation	$1,682,210
Core Equity	34,619
Dynamic Allocation	986,047
Global Social Awareness	383,817
Growth & Income	25,805
International Equities Index	1,190,703
Mid Cap Index	8,059,803
Nasdaq-100 Index	247,165
Small Cap Index	2,082,171
Stock Index	1,383,932

	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
	Interest Rate Contracts	Equity Contracts		Foreign Exchange Contracts	Total
Fund	Futures Contracts(1)	Futures Contracts(1)	Options*	Foreign Exchange Contracts(2)
Asset Allocation	$(93,562)	$(2,411,286)	$—	$—	$(2,504,848)
Core Equity	—	(12,305)	—	—	(12,305)
Dynamic Allocation Fund	—	(9,653,495)	(1,384,417)	—	(11,037,912)
Emerging Economies	—	1,320,170	—	—	1,320,170
Global Social Awareness	—	(699,615)	—	—	(699,615)
Global Strategy	—	—	—	2,258,546	2,258,546
Growth	—	(183,376)	—	2,915	(180,461)
Growth & Income Fund	—	23,116	—	—	23,116
Health Sciences	—	—	683,741	—	683,741
International Equities Index	—	(6,694,172)	—	—	(6,694,172)

271

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
	Interest Rate Contracts	Equity Contracts		Foreign Exchange Contracts	Total
Fund	Futures Contracts(1)	Futures Contracts(1)	Options*	Foreign Exchange Contracts(2)
Mid Cap Index	$—	$(7,507,045)	$—	$—	$(7,507,045)
Nasdaq-100 Index	—	519,935	—	—	519,935
Small Cap Index	—	(5,633,031)	—	—	(5,633,031)
Stock Index	—	2,652,974	—	—	2,652,974

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
	Interest Rate Contracts	Equity Contracts		Foreign Exchange Contracts	Total
Fund	Futures Contracts(3)	Futures Contracts(3)	Options*	Foreign Exchange Contracts(4)
Asset Allocation	$(33,936)	$1,866,647	$—	$—	$1,832,711
Core Equity	—	17,278	—	—	17,278
Dynamic Allocation Fund	—	1,284,960	(246,189)	—	1,038,771
Global Social Awareness	—	39,819	—	—	39,819
Global Strategy	—	—	—	(8,935,472)	(8,935,472)
Growth	—	—	—	44,046	44,046
Growth & Income Fund	—	34,048	—	—	34,048
Health Sciences	—	—	113,069	—	113,069
International Equities Index	—	140,918	—	—	140,918
Mid Cap Index	—	7,283,464	—	—	7,283,464
Nasdaq-100 Index	—	(33,674)	—	—	(33,674)
Small Cap Index	—	1,980,371	—	—	1,980,371
Stock Index	—	1,731,583	—	—	1,731,583

*	Includes amounts relating to purchased and written options as follows:

	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
	Equity Contracts		Equity Contracts
	Options Purchased(6)	Options Written(1)	Options Purchased(5)	Options Written(3)
Dynamic Allocation Fund	$(3,879,680)	$2,495,263	$446,147	$(692,336)
Health Sciences	—	683,741	—	113,069

Statement of Operations Location:

(1)	Net realized gain (loss) on futures contracts and written options contracts
(2)	Net realized foreign exchange gain (loss) on other assets and liabilities
(3)	Change in unrealized appreciation (depreciation) on futures contracts and written options contracts
(4)	Change in unrealized foreign exchange gain (loss) on other assets and liabilities
(5)	Change in unrealized appreciation (depreciation) on investments (unaffiliated)
(6)	Net realized gain (loss) on investments (unaffiliated)

The following table represents the average monthly balances of derivatives held during the year ended May 31, 2016.

	Average Amount Outstanding During the Period
Fund	Futures Contracts(1)	Foreign Exchange Contracts(2)	Purchased Put Options Contracts(1)	Written Call Options Contracts(1)	Written Put Options Contracts(1)
Asset Allocation	$79,844,588	$—	$—	$—	$—
Core Equity	682,448	—	—	—	—
Dynamic Allocation Fund	50,711,542	—	1,173,886	486,055	98,815
Emerging Economies	1,051,308	—	—	—	—
Global Social Awareness	11,971,030	—	—	—	—

272

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

	Average Amount Outstanding During the Period
Fund	Futures Contracts(1)	Foreign Exchange Contracts(2)	Purchased Put Options Contracts(1)	Written Call Options Contracts(1)	Written Put Options Contracts(1)
Global Strategy	$—	$155,467,027	$—	$—	$—
Growth	—	670,968	—	—	—
Growth & Income Fund	1,179,081	—	—	—	—
Health Sciences	—	—	—	157,855	—
International Equities Index	76,931,389	—	—	—	—
Mid Cap Index	109,147,574	—	—	—	—
Nasdaq-100 Index	10,018,253	—	—	—	—
Small Cap Index	42,336,911	—	—	—	—
Stock Index	51,963,445	—	—	—	—

(1)	Amounts represent values in US dollars.
(2)	Amounts represent notional amounts in US dollars.

The following tables set forth the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under Master Agreements and net of the related collateral pledged/(received) as of May 31, 2016. The repurchase agreements held by the Funds and the securities on loan as of May 31, 2016, are also subject to Master Agreements but are not included in the following tables. See the Portfolio of Investments and the Notes to the Financial Statements for more information about the Funds’ holdings in repurchase agreements and securities on loan.

	Dynamic Allocation Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
Citibank N.A.	$—	$—	$185,216	$185,216	$—	$—	$227,703	$227,703	$(42,487)	$—	$(42,487)
Deutsche Bank AG	—	—	319,089	319,089	—	—	298,901	298,901	20,187	—	20,187
Morgan Stanley and Co., Inc.	—	—	102,545	102,545	—	—	107,391	107,391	(4,846)	—	(4,846)
UBS AG	—	—	143,122	143,122	—	—	175,952	175,952	(32,830)	—	(32,830)

Total	$—	$—	$749,971	$749,971	$—	$—	$809,947	$809,947	$(59,976)	$—	$(59,976)

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

	Global Strategy Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
Bank of America, N.A.	$109,102	$—	$—	$109,102	$—	$—	$—	$—	$109,102	$—	$109,102
Barclays Bank PLC	176,369	—	—	176,369	216,249	—	—	216,249	(39,880)	—	(39,880)
Citibank N.A.	81,495	—	—	81,495	341,184	—	—	341,184	(259,689)	259,689	—
Deutsche Bank AG	330,108	—	—	330,108	964,690	—	—	964,690	(634,582)	—	(634,582)
Goldman Sachs International	16,045	—	—	16,045	87,829	—	—	87,829	(71,784)	—	(71,784)
HSBC Bank USA, N.A.	405,708	—	—	405,708	450,444	—	—	450,444	(44,736)	—	(44,736)
JPMorgan Chase Bank	569,102	—	—	569,102	1,003,467	—	—	1,003,467	(434,365)	434,365	—
Morgan Stanley and Co., Inc.	4,273	—	—	4,273	14,089	—	—	14,089	(9,816)	—	(9,816)
Standard Chartered Bank	89,766	—	—	89,766	134,432	—	—	134,432	(44,666)	44,666	—
UBS AG	21,545	—	—	21,545	—	—	—	—	21,545	—	21,545

Total	$1,803,513	$—	$—	$1,803,513	$3,212,384	$—	$—	$3,212,384	$(1,408,871)	$738,720	$(670,151)

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

273

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

	Growth Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
Credit Suisse AG	$841	$—	$—	$841	$—	$—	$—	$—	$841	$—	$841
UBS AG	58,405	—	—	58,405	15,200	—	—	15,200	43,205	—	43,205

Total	$59,246	$—	$—	$59,246	$15,200	$—	$—	$15,200	$44,046	$—	$44,046

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

Inflation-Indexed Bonds: Certain Funds may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and certain other issuers use a structure that reflects inflation in the principal value of the bond. Other issuers pay out any inflation related accruals as part of a semiannual coupon. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rates minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value. Coupon payments received from inflation-indexed bonds are recorded in the Statement of Operations as interest income. In addition, any increase or decrease in the principal amount of an inflation-indexed bond will be recorded in the Statement of Operations as an increase or decrease to interest income, even though principal is not paid until maturity.

Repurchase Agreements: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission (“SEC”), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds’ custodian takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

As of May 31, 2016, the following funds held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

Fund	Percentage Ownership	Principal Amount
Dividend Value	0.79%	$1,365,000
International Equities Index	5.28	9,177,000
Mid Cap Index	11.25	19,557,000
Money Market I	3.03	5,271,000
Nasdaq-100® Index	3.85	6,690,000
Small Cap Index	11.69	20,318,000
Stock Index	8.00	13,907,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

State Street Bank and Trust Co., dated May 31, 2016, bearing interest at a rate of 0.01% per annum, with a principal amount of $173,815,000, a repurchase price of $173,815,048, and a maturity date of June 1, 2016. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Bonds	7.88%	02/15/2021	$25,000,000	$32,944,400
U.S. Treasury Notes	2.25	07/31/2021	63,130,000	66,038,588
U.S. Treasury Notes	2.38	12/31/2020	74,355,000	78,310,612

Stripped Mortgage-Backed Securities: Stripped Mortgage-Backed Securities (“SMBS”) are multiple-class mortgage-backed securities. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Fund‘s yield.

274

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

Mortgage-Backed Dollar Rolls: During the year ended May 31, 2016, the Asset Allocation Fund and Capital Conservation Fund entered into dollar rolls using “to be announced” (“TBA”) mortgage-backed securities (“TBA Rolls”). TBA Roll transactions involve the sale of mortgage or other asset backed securities with the commitment to purchase substantially similar securities on a specified future date. The Funds’ policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The Asset Allocation Fund and Capital Conservation Fund had TBA Rolls outstanding at period end, which are included in receivable for investments sold and payable for investments purchased in the Statements of Assets and Liabilities. TBA Roll transactions involve the risk that the market value of the securities held by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a TBA Roll transaction files bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The return earned by a Fund with the proceeds of the TBA Roll transaction may not exceed the transaction costs.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

Investment Securities Loaned: To realize additional income, each Fund, except for the Dynamic Allocation Fund and the Money Market I Fund, may lend portfolio securities with a value of up to 30% of its total assets. Securities lending arrangements are generally governed by master securities lending authorization agreements which typically provide the securities lending agent with the right to make loans of a Fund’s available securities to an approved list of borrowers. These master securities lending agreements are considered to be Master Agreements as discussed in the Notes to the Financial Statements. Loans made pursuant to these agreements will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash, U.S. government securities, or other collateral as deemed appropriate. A Fund may use the cash collateral received to invest in short-term investments. The description of the short-term investments made with cash collateral from securities lending is included in the applicable Fund’s Portfolio of Investments. Loans by a Fund will only be made to broker-dealers deemed by the securities lending agent to be creditworthy and will not be made unless, in the judgment of VALIC, the consideration to be earned from such loans would justify the risk. It is the Series’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily more or less than the value of the securities on loan. Each Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower, less expenses associated with the loan. In the event of a borrower default, including if the borrower fails to maintain the requisite amount of collateral, the securities lending agent will terminate all outstanding loans to that particular borrower and the lending Fund is permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. The securities lending agent is also required to indemnify a Fund against certain losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the risks in lending fund securities, as with other extensions of secured credit, include possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral. Income and fees are recorded in the Statement of Operations as Securities lending income. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are recorded as components of interest income on the Statement of Operations. For the Dynamic Allocation Fund, distributions from income from the Underlying Funds, if any, are recorded to income on the ex-dividend date. Distributions from net realized capital gains from the Underlying Funds, if any, are recorded to realized gains on the ex-dividend date.

Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates. India, Thailand, and certain other countries’ tax regulations require that taxes be paid on capital gains realized by a Fund.

Distributions received from Real Estate Investment Trust (“REIT”) investments are recharacterized based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The amount recharacterized as ordinary income is recorded as dividend income and the amount recharacterized as capital gain is recorded as realized gain in the Statement of Operations. The amount recharacterized as return of capital is recorded as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

275

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NOTES TO FINANCIAL STATEMENTS — (continued)

Expenses common to all Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. For the Dynamic Allocation Fund, the expenses included in the accompanying financial statements reflect the expenses of the Dynamic Allocation Fund and do not include any expenses associated with the Underlying Funds.

Dividends from net investment income, if any, are normally paid annually, except for the Money Market I Fund, which declares daily and pays monthly. Distributions from net realized capital gains, if any, are normally declared and paid annually.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013 — 2015 or expected to be taken in each Fund’s 2016 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2013.

Note 3 — Advisory Fees and Other Transactions with Affiliates

VALIC serves as investment adviser to VC I. Certain officers and directors of VC I are officers and directors of VALIC or affiliates of VALIC.

VALIC receives from VC I a monthly fee based on each Fund’s average daily net asset value at the following annual rates:

International Equities Index Fund	0.35% on the first $500 million
0.25% on the next $500 million
0.24% on assets over $1 billion
Mid Cap Index Fund	0.35% on the first $500 million
Small Cap Index Fund	0.25% on the next $2.5 billion
Stock Index Fund	0.20% on the next $2 billion
0.15% on assets over $5 billion
Blue Chip Growth Fund	0.75% on the first $250 million
0.725% on the next $250 million
0.70% on assets over $500 million
Core Equity Fund	0.80% on the first $250 million
0.75% on the next $250 million
0.70% on the next $500 million
0.65% on assets over $1 billion
Growth & Income Fund	0.75% on the first $500 million
0.725% on assets over $500 million
Science & Technology Fund	0.90% on first $500 million
0.85% on assets over $500 million
Small Cap Fund	0.90% on the first $250 million
0.85% on the next $250 million
0.80% on the next $500 million
0.75% on assets over $1 billion
Health Sciences Fund*	1.00% on first $500 million
0.95% on assets over $500 million
Inflation Protected Fund	0.50% on the first $250 million
0.45% on the next $250 million
0.40% on assets over $500 million
International Growth Fund**	0.95% on the first $250 million
0.90% on the next $250 million
0.85% on the next $500 million
0.80% on assets over $1 billion

276

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

Large Capital Growth Fund	0.64% on the first $750 million
0.59% on assets over $750 million
Mid Cap Strategic Growth Fund	0.70% on the first $250 million
0.65% on the next $250 million
0.60% on assets over $500 million
Asset Allocation Fund	0.50% on first $300 million
0.475% on next $200 million
0.45% on assets over $500 million
Global Social Awareness Fund	0.50% on first $500 million
0.475% on next $500 million
0.45% on assets over $1 billion
Global Strategy Fund	0.50% on the first $500 million
0.46% on assets over $500 million
Capital Conservation Fund	0.50% on the first $250 million
Government Securities Fund	0.45% on the next $250 million
International Government Bond Fund	0.40% on the next $500 million
0.35% on assets over $1 billion
Money Market I Fund	0.40%
Nasdaq-100® Index Fund	0.40% on the first $250 million
0.38% on the next $250 million
0.36% on assets over $500 million
Dividend Value Fund	0.75% on the first $250 million
0.72% on the next $250 million
0.67% on the next $500 million
0.62% on assets over $1 billion
Value Fund	0.78% on the first $250 million
0.73% on the next $250 million
0.68% on the next $500 million
0.63% on assets over $1 billion
Broad Cap Value Income Fund	0.70% on the first $250 million
Large Cap Core Fund	0.65% on the next $250 million
0.60% on the next $500 million
0.55% on assets over $1 billion
Foreign Value Fund	0.73% on the first $250 million
0.68% on the next $250 million
0.63% on the next $500 million
0.58% on assets over $1 billion
Emerging Economies Fund	0.81% on the first $250 million
0.76% on the next $250 million
0.71% on the next $500 million
0.66% on assets over $1 billion
Small Cap Aggressive Growth Fund	0.85% on the first $250 million
Small-Mid Growth Fund	0.75% on assets over $250 million
Small Cap Special Values Fund	0.75% on the first $500 million
0.70% on assets over $500 million
Growth Fund***	0.73% on the first $500 million
0.67% on the next $500 million
0.64% on the next $500 million
0.61% on assets over $1.5 billion
Global Real Estate Fund	0.75% on the first $250 million
0.70% on the next $250 million
0.65% on assets over $500 million

277

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

Dynamic Allocation Fund	0.25% on the first $1 billion
0.22% on the next $1 billion
0.20% on assets over $2 billion

*	Pursuant to an Advisory Fee Waiver Agreement effective August 17, 2015, VALIC has agreed to waive the Health Sciences Fund’s advisory fees in order that such fees equal: (a) 0.97% of the Fund’s average daily net assets when the Fund’s assets are between $700 million and $750 million; and (b) 0.94% of the Fund’s net average daily net assets when the Fund’s assets exceed $750 million.
**	Pursuant to an Advisory Fee Waiver Agreement effective February 1, 2016, VALIC has agreed to waive the International Growth Fund’s advisory fees in order that such fees equal: 0.92% of the first $250 million, 0.87% on the next $250 million, 0.82% on the next $500 million, and 0.77% thereafter.
***	Pursuant to an Advisory Fee Waiver Agreement effective February 1, 2016, VALIC has agreed to waive the Growth Fund’s advisory fees in order that such fees equal: 0.68% of the first $500 million, 0.62% on the next $500 million, 0.59% on the next $500 million and 0.56% thereafter.

For the year ended May 31, 2016, the amount of investment advisory fees waived were $263,890, $50,565 and $155,123 for the Health Sciences Fund, the International Growth Fund and the Growth Fund, respectively.

VALIC has entered into sub-advisory agreements with the following:

AllianceBernstein L.P. (“AllianceBernstein”)—subadviser for a portion of the Dynamic Allocation Fund.

Allianz Global Investors U.S. LLC (“AGI US”)—subadviser for a portion of the Mid Cap Strategic Growth Fund and a portion of the Science & Technology Fund.

American Century Investment Management, Inc. (“American Century”)—subadviser for the Growth Fund and a portion of the International Growth Fund.

Barrow, Hanley, Mewhinney & Strauss, LLC—subadviser for the Broad Cap Value Income Fund.

BlackRock Investment Management, LLC (“BlackRock”)—subadviser for the Core Equity Fund and a portion of the Dividend Value Fund.

Bridgeway Capital Management, Inc.—subadviser for a portion of the Small Cap Fund.

Columbia Management Investment Advisers, LLC (“Columbia”)—subadviser for the Large Cap Core Fund.

Franklin Advisers, Inc.—subadviser for a portion of the Global Strategy Fund.

Goldman Sachs Asset Management, L.P.—subadviser for the Small-Mid Growth Fund and a portion of the Global Real Estate Fund.

Invesco Advisers, Inc. (“Invesco”)—subadviser for a portion of the International Growth Fund, a portion of the Global Real Estate Fund, and a portion of the Small Cap Fund.

J.P. Morgan Investment Management Inc. (“JPMIM”)—subadviser for the Emerging Economies Fund, Growth & Income Fund and Government Securities Fund.

Janus Capital Management LLC†—subadviser for a portion of the Mid Cap Strategic Growth Fund.

Massachusetts Financial Services Company (“MFS”)—subadviser for the Large Capital Growth Fund and a portion of the International Growth Fund.

PineBridge Investments, LLC (“PineBridge”)—subadviser for the Asset Allocation Fund, Capital Conservation Fund, Inflation Protected Fund, and International Government Bond Fund.

RS Investment Management Co. LLC (“RS Investments”)—subadviser for the Small Cap Aggressive Growth Fund.

SunAmerica Asset Management, LLC (“SunAmerica”)—subadviser for the Global Social Awareness Fund, International Equities Index Fund, Money Market I Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund, a portion of the Dividend Value Fund, and a portion of the Dynamic Allocation Fund.

T. Rowe Price Associates, Inc.—subadviser for the Blue Chip Growth Fund, Health Sciences Fund, a portion of the Science & Technology Fund and a portion of the Small Cap Fund.

Templeton Global Advisors, Limited—subadviser for the Foreign Value Fund.

Templeton Investment Counsel, LLC—subadviser for a portion of the Global Strategy Fund.

Wellington Management Company LLP—subadviser for the Value Fund and a portion of the Science & Technology Fund.

Wells Capital Management Incorporated@—subadviser for the Small Cap Special Values Fund.

@	Effective December 7, 2015, Dreman Value Management, LLC was terminated as a subadviser and Wells Capital Management, Incorporated assumed responsibility of 100% of the Small Cap Special Values Fund.
†	Effective December 7, 2015, Janus Capital Management LLC replaced Morgan Stanley Investment Management, Inc. as subadviser of the Mid Cap Strategic Growth Fund.

The subadvisers are compensated for their services by VALIC.

VALIC contractually agreed to waive fees and/or reimburse expenses, if necessary, at or below the following percentages of each Fund’s average net assets through September 30, 2016. For the purposes of the waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Funds’ business. Prior to October 1, 2016, the contractual fee waivers and/or expense reimbursements may only be terminated by the Board, including a majority of the Directors who are not ”interested persons” of the Series or VALIC as defined by Section 2(a)(19) of the 1940 Act (“the Disinterested Directors”).

278

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

Fund	Maximum Expense Limitation
Blue Chip Growth	0.85%
Broad Cap Value Income	0.85%
Core Equity	0.80%
Dividend Value	0.82%
Dynamic Allocation	0.32%
Global Real Estate	0.95%
Government Securities	0.67%
Growth	0.81%
Growth & Income	0.85%
Inflation Protected	0.65%
International Growth	1.01%
Large Cap Core	0.85%
Large Capital Growth	0.80%
Mid Cap Strategic Growth	0.85%
Money Market I	0.55%
Nasdaq-100® Index	0.53%
Small Cap Aggressive Growth	0.99%
Small Cap	0.93%
Small Cap Special Values	0.90%
Small-Mid Growth	1.00%
Value	0.85%

For the year ended May 31, 2016, pursuant to the contractual expense limitations in the previous table, VALIC has reimbursed expenses as follows:

Fund	Amount
Broad Cap Value Income	$39,803
Core Equity	291,925
Dividend Value	75,365
Dynamic Allocation	2,612
Growth & Income	67,578
International Growth	195,962
Nasdaq-100® Index	79,483
Small Cap Aggressive Growth	19,667
Small Cap	261,177
Small-Mid Growth	1,242
Value	90,221

VALIC may also voluntarily waive fees and/or reimburse expenses, including to avoid a negative yield on the Money Market I Fund. The voluntary waivers and/or reimbursements may be terminated at any time at the option of VALIC. The exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis. There is no guarantee that the Money Market I Fund will be able to avoid a negative yield. For the year ended May 31, 2016, VALIC voluntarily waived $873,351 of expenses for the Money Market I Fund.

Any contractual waivers and/or reimbursements made by VALIC with respect to the Dynamic Allocation Fund are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to VALIC and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made. For the year ended May 31, 2016, the amount recouped by VALIC for the Dynamic Allocation Fund was $10,442.

At May 31, 2016, expenses previously waived and/or reimbursed by VALIC that are subject to recoupment and expire during the time period indicated are as follows:

	Expenses Reimbursed
Fund	May 31, 2017	May 31, 2018
Dynamic Allocation	$23,412	$2,612

VC I, on behalf of each Fund, has entered into an Administrative Services Agreement with SunAmerica (the “Administrator”), an affiliate of the Adviser. The Administrator receives from each Fund, other than the “Fund-of-Funds Component” of the Dynamic Allocation Fund, an annual fee of 0.06% based upon each Fund’s average daily net assets, plus the following Accounting Basis Point Fee@: 0.0075% on the first $75 billion; 0.0060% on the next $25 billion; and 0.0050% in excess of $100 billion. Pursuant to the Administrative Services Agreement, the Administrator provides administrative services to the Funds, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Without limiting the generality of the foregoing, the Administrator (or its appointed service provider): assists with the preparation of prospectuses, statements of additional

@	The Accounting Basis Point Fee is calculated based upon all assets in all registered management investment companies managed and/or administered by the Administrator and VALIC, other than “funds-of-funds” and “feeder funds.” In addition, the Dynamic Allocation Fund shall pay the Administrator an Accounting Basis Point Fee solely with respect to the Overlay Component and no fee with respect to the Fund-of-Funds Component.

279

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

information, registration statements, and proxy materials; develops and prepares communications to shareholders, including the annual and semi-annual reports to shareholders; coordinates and supervises the preparation and filing of Fund tax returns; assists with the design, development, and operation of the Funds; prepares the Funds’ financial statements; determines the net asset value of the Funds’ shares; supervises the Funds’ transfer agent with respect to the payment of dividends and other distributions to shareholders; and calculates performance data of the Funds. During the year ended May 31, 2016, SunAmerica earned fees as reflected in the Statement of Operations based upon the aforementioned rates.

VC I, on behalf of each Fund, has entered into a Master Transfer Agency and Services Agreement with VALIC Retirement Services Company (“VRSCO”), an affiliate of VALIC. VRSCO receives from the Series and VC II an annual fee of $132,510, which is allocated to each Fund in the Series and VC II based on shareholder accounts. Under this agreement, VRSCO provides services which include the issuance and redemption of shares, acting as dividend disbursing agent, and certain shareholder reporting services including confirmation of transactions, statements of account and tax reporting. In addition to the above, VRSCO provides “Blue Sky” registration and reporting in applicable states for each Fund that is sold outside of a variable annuity or variable life contract in order to effect and maintain, as the case may be, including but not limited to, the qualification of shares for sale under the applicable securities laws of such jurisdictions to qualified plans. For the year ended May 31, 2016, VRSCO earned fees as reflected in the Statement of Operations based upon the aforementioned rate.

On January 23, 2001, the Board ratified a Deferred Compensation Plan for its independent directors who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The effective date of the plan was January 1, 2001. The first deferral of compensation was made in March 2001. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation. Amounts deferred may be invested in up to three different investment options that are specified in the plan as selected by the Directors. For the year ended May 31, 2016, certain Directors of VC I have deferred $30,525 of director compensation.

At May 31, 2016, the following affiliates owned outstanding shares of the following Funds:

	Holder
Fund	American General Life Insurance Co.	The United States Life Insurance Co.	VALIC	VC I Dynamic Allocation Fund	VC II Aggressive Growth Lifestyle	VC II Conservative Growth Lifestyle	VC II Moderate Growth Lifestyle
Asset Allocation	—%	—%	100.00%	—%	—%	—%	—%
Blue Chip Growth	0.02	—	92.16	1.57	2.83	0.38	3.04
Broad Cap Value Income	—	—	82.21	17.79	—	—	—
Capital Conservation	—	—	72.89	5.67	3.59	6.25	11.60
Core Equity	—	—	100.00	—	—	—	—
Dividend Value	0.01	—	94.10	1.07	2.30	0.14	2.38
Dynamic Allocation	0.30	—	99.70	—	—	—	—
Emerging Economies	0.01	—	99.05	0.94	—	—	—
Foreign Value	0.00	—	90.78	1.26	3.07	1.44	3.45
Global Real Estate	—	—	73.87	0.42	9.06	3.64	13.01
Global Social Awareness	0.04	—	99.96	—	—	—	—
Global Strategy	—	—	100.00	—	—	—	—
Government Securities	0.96	—	69.77	5.22	6.19	7.98	9.88
Growth	—	—	98.94	1.06	—	—	—
Growth & Income	2.60	—	93.76	3.64	—	—	—
Health Sciences	0.03	—	99.97	—	—	—	—
Inflation Protected	—	—	94.91	0.45	0.70	2.14	1.80
International Equities Index	0.55	0.01	83.22	0.51	5.67	2.68	7.36
International Government Bond	—	—	98.93	1.07	—	0.00	0.00
International Growth	—	—	82.62	1.90	5.14	2.90	7.44
Large Cap Core	—	—	94.96	5.04	—	—	—
Large Capital Growth	—	—	97.94	2.06	—	—	—
Mid Cap Index	0.58	0.02	97.36	0.14	0.85	0.00	1.05
Mid Cap Strategic Growth	—	—	94.75	—	2.61	0.40	2.24
Money Market I	5.38	—	94.62	—	—	—	—
Nasdaq-100® Index	2.39	0.01	90.44	—	4.31	0.25	2.60
Science & Technology	0.30	—	97.71	—	0.95	0.14	0.90
Small Cap Aggressive Growth	—	—	100.00	—	—	—	—
Small Cap Fund	—	—	100.00	—	—	—	—
Small Cap Index	1.21	0.10	91.37	—	2.79	0.51	4.02
Small Cap Special Values	—	—	87.87	—	4.79	1.67	5.67
Small-Mid Growth	—	—	100.00	—	—	—	—
Stock Index	1.14	0.02	94.42	0.74	0.47	—	0.35
Value	—	—	83.60	9.54	3.03	0.76	3.07

The VC I Dynamic Allocation Fund and the VC II Lifestyle Funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the VC I Dynamic Allocation Fund and the VC II Lifestyle Funds within the set limits across their asset allocations may represent a significant portion of net assets of the underlying funds.

280

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

As disclosed in the Portfolio of Investments, certain Funds owned shares of various VC I or VC II Funds and securities issued by AIG or an affiliate thereof. During the year ended May 31, 2016, transactions in these securities were as follows:

Dynamic Allocation Fund

Security	Value at 05/31/2015	Income	Capital Gain Distribution Received	Cost of Purchases	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Value 5/31/2016
VALIC Co. I Blue Chip Growth Fund	$11,055,863	$—	$1,225,042	$1,551,359	$1,707,312	$329,657	$(1,572,730)	$9,656,837
VALIC Co. I Broad Cap Value Income Fund	11,187,528	143,662	658,172	1,128,152	807,312	132,694	(1,442,203)	10,198,859
VALIC Co. I Capital Conservation Fund	15,110,877	259,066	28,061	743,972	2,530,237	(53,179)	111,304	13,382,737
VALIC Co. I Dividend Value Fund	6,603,063	150,853	681,248	1,027,892	684,387	66,439	(779,758)	6,233,249
VALIC Co. I Emerging Economies Fund	6,366,533	139,498	—	1,020,772	1,223,045	(364,564)	(935,783)	4,863,913
VALIC Co. I Foreign Value Fund	10,827,865	230,117	—	1,856,434	807,312	(43,025)	(1,550,315)	10,283,647
VALIC Co. I Global Real Estate Fund	2,133,092	62,153	88,694	216,111	161,462	(13,681)	(106,402)	2,067,658
VALIC Co. I Government Securities Fund	8,651,523	198,230	—	459,284	1,045,850	(14,863)	39,173	8,089,267
VALIC Co. I Growth & Income Fund	4,450,919	51,414	190,181	372,122	422,925	89,224	(340,386)	4,148,954
VALIC Co. I Growth Fund	11,041,206	62,152	1,538,734	1,927,205	1,207,312	131,114	(1,836,794)	10,055,419
VALIC Co. I Inflation Protected Fund	2,154,723	24,559	3,733	93,556	161,462	(6,048)	(23,401)	2,057,368
VALIC Co. I International Equities Index Fund	4,411,092	140,947	—	1,485,990	384,267	(15,483)	(498,746)	4,998,586
VALIC Co. I International Government Bond Fund	2,150,548	55,009	7,843	128,116	161,462	(16,439)	50,033	2,150,796
VALIC Co. I International Growth Fund	11,087,954	136,115	749,945	1,512,377	807,312	18,066	(1,893,321)	9,917,764
VALIC Co. I Large Cap Core Fund	8,942,406	276,023	1,451,428	1,988,507	1,045,850	(25,314)	(1,583,185)	8,276,564
VALIC Co. I Large Capital Growth Fund	8,884,446	72,637	375,354	709,045	1,145,850	(235,247)	(97,094)	8,115,300
VALIC Co. I Mid Cap Index Fund	—	—	—	4,003,730	88,071	2,729	218,797	4,137,185
VALIC Co. I Stock Index Fund	33,286,285	768,305	2,246,996	3,994,255	4,221,936	626,447	(3,343,512)	30,341,539
VALIC Co. I Value Fund	11,001,993	152,827	—	479,145	807,312	157,377	(521,048)	10,310,155
VALIC Co. II Capital Appreciation Fund	6,696,657	22,610	565,454	783,854	884,387	244,788	(781,003)	6,059,909
VALIC Co. II Core Bond Fund	17,296,081	304,438	42,205	867,819	2,969,681	(26,227)	(45,464)	15,122,528
VALIC Co. II High Yield Bond Fund	2,199,358	136,846	—	1,103,042	183,480	(8,208)	(137,619)	2,973,093
VALIC Co. II Mid Cap Growth Fund	4,394,225	—	152,130	280,792	1,978,889	(483,877)	(69,078)	2,143,173
VALIC Co. II Mid Cap Value Fund	4,426,907	5,611	288,604	422,876	2,278,889	(136,860)	(377,454)	2,056,580
VALIC Co. II Small Cap Growth Fund	4,375,680	—	438,227	968,754	322,925	3,699	(893,789)	4,131,419
VALIC Co. II Small Cap Value Fund	4,342,870	50,294	505,729	986,549	322,925	(23,837)	(623,455)	4,359,202
VALIC Co. II Strategic Bond Fund	6,522,000	251,431	19,699	466,921	484,387	(26,550)	(235,463)	6,242,521

	$219,601,694	$3,694,797	$11,257,479	$30,578,631	$28,846,239	$308,832	$(19,268,696)	$202,374,222

Stock Index Fund

Security	Value at 05/31/2015	Income	Capital Gain Distribution Received	Cost of Purchases	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Value at 05/31/2016
American International Group, Inc.
Common Stock	$18,911,630	$291,093	$—	$—	$3,771,497	$1,872,803	$(2,180,549)	$14,832,387

During the year ended May 31, 2016, the following Funds incurred brokerage commissions with brokers which are affiliates of a sub-advisor:

Affiliated Broker	Emerging Economies Fund	Growth Fund	International Growth Fund	Small-Mid Growth Fund
JP Morgan Securities, Inc.	$5,903	$—	$—	$—
Nomura Securities	—	2,024	13,209	—
Wells Fargo Securities, LLC	—	—	—	1,238

As a result of losses on medium-term notes issued by Cheyne Finance LLC, that were previously held in the Money Market I Fund, VALIC made capital contributions to the Money Market I Fund in the amount of $509,189 and $105,000 for the years ended May 31, 2016 and May 31, 2015, respectively.

281

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

Note 4 — Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended May 31, 2016 were as follows:

Fund	Purchases of Investment Securities (Excluding U.S. Government Securities)	Sales of Investment Securities (Excluding U.S. Government Securities)	Purchase of U.S. Government Securities	Sales of U.S. Government Securities
Asset Allocation	$131,634,550	$169,049,268	$20,681,229	$17,079,805
Blue Chip Growth	188,153,151	225,665,726	—	—
Broad Cap Value Income	14,457,002	15,605,595	—	—
Capital Conservation	65,000,563	69,639,014	102,920,693	101,673,564
Core Equity	96,380,798	116,500,088	—	—
Dividend Value	249,169,757	290,777,842	—	—
Dynamic Allocation	32,668,031	41,987,115	16,668,247	19,671,504
Emerging Economies	346,295,340	348,570,554	—	—
Foreign Value	144,679,153	167,318,621	26,199,985	26,200,000
Global Real Estate	346,904,797	369,517,189	—	—
Global Social Awareness	47,953	27,563,664	—	—
Global Strategy	96,826,972	102,219,214	3,799,998	3,800,000
Government Securities	6,073,565	10,913,147	18,734,409	24,619,473
Growth	973,859,870	1,034,435,419	—	—
Growth & Income	37,537,453	43,253,203	—	—
Health Sciences	319,260,943	260,668,330	—	—
Inflation Protected	101,495,696	111,274,758	47,474,832	60,707,641
International Equities Index	48,831,333	40,569,672	—	—
International Government Bond	134,891,095	132,553,879	44,021,063	20,756,940
International Growth	188,553,522	225,937,641	—	—
Large Cap Core	85,217,701	100,806,450	—	—
Large Capital Growth	95,193,215	127,311,305	—	—
Mid Cap Index	425,067,091	600,090,849	—	—
Mid Cap Strategic Growth	237,167,370	256,059,081	—	—
Nasdaq-100® Index	25,996,497	33,420,157	—	—
Science & Technology	972,689,672	1,045,565,498	—	—
Small Cap Aggressive Growth	118,231,453	110,991,850	—	—
Small Cap	89,647,100	117,549,171	—	—
Small Cap Index	130,386,197	154,407,561	—	—
Small Cap Special Values	159,112,740	167,119,506	—	—
Small-Mid Growth	74,648,238	88,868,410	—	—
Stock Index	142,275,639	355,272,219	—	—
Value	16,300,291	21,004,605	—	—

Note 5 — Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, investments in real estate investment trusts, investments in regulated investment companies, straddles, amortization or premium/discount, contingent payment debt instruments, investments in partnerships, treatment of defaulted securities and derivative transactions.

The information in the following table is presented on the basis of cost for Federal Income Tax purposes at May 31, 2016.

Fund	Identified Cost of Investments Owned	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asset Allocation	$171,763,111	$5,222,157	$(3,631,428)	$1,590,729
Blue Chip Growth	435,992,167	202,799,059	(14,727,952)	188,071,107
Broad Cap Value Income	48,735,582	11,342,235	(2,636,958)	8,705,277
Capital Conservation	249,910,668	4,582,446	(1,046,836)	3,535,610
Core Equity	199,142,837	43,799,290	(9,104,390)	34,694,900
Dividend Value	555,568,430	72,403,135	(25,536,938)	46,866,197
Dynamic Allocation	252,949,098	5,059,888	(12,297,760)	(7,237,872)
Emerging Economies	540,787,828	41,376,479	(58,587,679)	(17,211,200)

282

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

Fund	Identified Cost of Investments Owned	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Foreign Value	$995,558,624	$68,374,309	$(153,952,671)	$(85,578,362)
Global Real Estate	493,175,363	35,516,483	(32,179,764)	3,336,719
Global Social Awareness	368,758,270	48,392,900	(40,058,790)	8,334,110
Global Strategy	459,172,901	41,700,955	(48,978,489)	(7,277,534)
Government Securities	149,727,452	5,267,863	(534,862)	4,733,001
Growth	915,791,825	78,515,964	(18,758,289)	59,757,675
Growth & Income	99,674,892	17,761,416	(3,976,012)	13,785,404
Health Sciences	708,038,581	172,177,969	(33,825,096)	138,352,873
Inflation Protected	452,178,943	20,706,239	(12,878,222)	7,888,017
International Equities Index	1,142,404,220	99,566,805	(166,680,168)	(67,113,363)
International Government Bond*	202,574,765	5,890,830	(5,731,379)	159,451
International Growth	518,253,542	66,616,035	(30,146,869)	36,469,166
Large Cap Core	147,462,542	21,109,238	(2,627,972)	18,481,266
Large Capital Growth	340,687,831	65,385,238	(11,703,945)	53,681,293
Mid Cap Index	2,468,548,658	843,339,638	(218,631,127)	624,708,511
Mid Cap Strategic Growth	234,032,549	31,819,609	(8,549,617)	23,269,992
Money Market I	343,732,368	—	—	—
Nasdaq-100® Index	188,987,195	144,591,720	(6,767,007)	137,824,713
Science & Technology	900,139,891	127,494,827	(53,597,380)	73,897,447
Small Cap Aggressive Growth	117,951,739	9,296,445	(7,171,386)	2,125,059
Small Cap	282,907,850	65,173,220	(26,530,260)	38,642,960
Small Cap Index	919,555,506	312,571,436	(142,499,484)	170,071,952
Small Cap Special Values	231,629,912	27,218,426	(14,156,060)	13,062,366
Small-Mid Growth	110,394,286	14,943,190	(5,327,020)	9,616,170
Stock Index	2,415,303,690	1,877,296,364	(136,923,152)	1,740,373,212
Value	88,878,317	26,149,041	(4,976,529)	21,172,512

*	The tax adjustments for International Government Bond Fund are for the 12 months ended, September 30, 2015.

The tax basis distributable earnings at May 31, 2016 and the tax character of distributions paid during the year ended May 31, 2016 were as follows:

	Distributable Earnings			Tax Distributions
	For the year ended May 31, 2016
Fund	Ordinary Income	Long- Term Gains/ Capital And Other Losses	Unrealized Appreciation (Depreciation)@	Ordinary Income	Long-Term Capital Gains
Asset Allocation	$3,425,466	$(474,514)	$2,257,671	$5,354,758	$16,234,901
Blue Chip Growth	—	61,428,180	188,071,042	4,362,148	73,503,822
Broad Cap Value Income	874,094	1,709,105	8,705,277	885,359	3,515,188
Capital Conservation	4,839,811	221,801	3,535,610	4,914,381	—
Core Equity	2,640,815	8,018,311	34,694,900	2,550,301	—
Dividend Value	14,380,753	62,126,737	46,866,198	13,504,973	60,987,882
Dynamic Allocation	4,599,119	1,781,175	(7,237,872)	5,109,861	9,569,463
Emerging Economies	10,536,617	(169,612,629)	(17,273,255)	14,639,003	—
Foreign Value	16,256,905	(18,699,216)	(85,697,810)	18,119,304	—
Global Real Estate	17,674,291	21,783,749	3,325,955	14,771,778	21,079,653
Global Social Awareness	6,283,324	(38,248,729)	8,268,069	7,261,309	—
Global Strategy	3,949,653	7,816,643	(7,133,559)	29,909,199	26,482,368
Government Securities	3,446,180	(2,151,893)	4,733,001	3,707,716	—
Growth	7,513,594	63,915,770	59,744,816	36,277,214	116,640,377
Growth & Income	1,233,011	3,650,323	13,785,404	2,597,152	4,000,944
Health Sciences	10,754,522	69,401,910	138,226,751	21,777,541	91,717,157
Inflation Protected	1,518,378	681,710	7,887,652	6,013,213	194,385
International Equities Index	26,673,238	(128,424,009)	(67,334,611)	28,034,486	—
International Government Bond*	4,865,837	2,149	(10,824,240)	4,865,837	2,149
International Growth	6,100,421	(972,746)	36,365,144	7,078,883	39,002,240
Large Cap Core	1,531,285	11,933,336	18,481,266	8,019,493	25,934,878
Large Capital Growth	2,819,369	12,909,541	53,678,718	4,596,243	16,356,235

283

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

	Distributable Earnings			Tax Distributions
	For the year ended May 31, 2016
Fund	Ordinary Income	Long- Term Gains/ Capital And Other Losses	Unrealized Appreciation (Depreciation)@	Ordinary Income	Long-Term Capital Gains
Mid Cap Index	$36,935,425	$277,969,475	$624,708,511	$41,789,679	$277,349,503
Mid Cap Strategic Growth	—	16,552,587	23,269,121	245,031	33,719,622
Money Market I	10,860	—	—	34,686	—
Nasdaq-100® Index	2,785,946	15,668,894	137,824,713	2,781,422	12,643,005
Science & Technology	—	75,648,071	73,825,593	33,822,432	131,856,793
Small Cap Aggressive Growth	—	4,966,733	2,125,059	1,158,205	13,991,856
Small Cap	1,169,737	23,882,426	38,642,945	1,585,496	46,713,634
Small Cap Index	13,852,728	60,096,933	170,071,952	16,016,490	70,811,774
Small Cap Special Values	2,826,803	18,510,911	13,062,366	5,926,906	21,324,342
Small-Mid Growth	—	5,263,258	9,616,170	4,280,042	7,374,256
Stock Index	58,895,662	203,337,591	1,740,373,212	105,940,512	294,316,175
Value	1,894,530	(28,393,997)	21,170,549	1,593,878	—

*	The Distributable Earnings for International Government Bond Fund are for the tax period ended September 30, 2015.
@	Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

The tax character of distributions paid during the year ended May 31, 2015 were as follows:

	Tax Distributions
Fund	Ordinary Income	Long-Term Capital Gains
Asset Allocation	$7,494,543	$6,682,112
Blue Chip Growth	2,948,071	55,612,748
Broad Cap Value Income	1,017,689	1,884,876
Capital Conservation	4,829,813	—
Core Equity	2,463,039	—
Dividend Value	13,426,887	40,820,403
Dynamic Allocation	4,139,395	3,974,614
Emerging Economies	13,724,791	—
Foreign Value	25,076,265	—
Global Real Estate	13,761,875	12,441,383
Global Social Awareness	8,510,951	—
Global Strategy	13,523,654	15,854,531
Government Securities	3,617,730	—
Growth	18,509,615	99,547,956
Growth & Income	1,149,106	—
Health Sciences	6,580,925	98,998,177
Inflation Protected	10,192,451	266,190
International Equities Index	36,655,892	—
International Government Bond	4,707,653	191,029
International Growth	8,720,692	3,866,978
Large Cap Core	5,174,439	22,702,040
Large Capital Growth	44,123,126	30,511,749
Mid Cap Index	38,094,248	172,320,161
Mid Cap Strategic Growth	7,648,738	33,126,009
Money Market I	35,689	—
Nasdaq-100 Index®	3,665,912	2,745,558
Science & Technology	9,494,752	90,286,968
Small Cap Aggressive Growth	6,915,031	15,241,078
Small Cap	4,466,872	48,613,828
Small Cap Index	14,723,408	55,590,870
Small Cap Special Values	2,248,647	17,856,384
Small-Mid Growth	11,912,196	15,480,820
Stock Index	76,962,802	157,065,909
Value	1,711,405	—

284

VALIC Company I

NOTES TO FINANCIAL STATEMENTS (unaudited) — (continued)

As of May 31, 2016, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

	Capital Loss Carryforward			Unlimited
Fund	2017	2018	2019	ST	LT
Asset Allocation	$—	$—	$—	$474,514	$—
Blue Chip Growth	—	—	—	—	—
Broad Cap Value Income	—	—	—	—	—
Capital Conservation	—	—	—	—	—
Core Equity	—	—	—	—	—
Dividend Value	—	—	—	—	—
Dynamic Allocation	—	—	—	—	—
Emerging Economies	26,872,567	71,874,688	—	62,841,523	8,023,851
Foreign Value	—	18,699,216	—	—	—
Global Real Estate	—	—	—	—	—
Global Social Awareness	—	38,248,729	—	—	—
Global Strategy	—	—	—	—	—
Government Securities	—	—	—	1,033,202	1,118,691
Growth	—	—	—	—	—
Growth & Income	—	—	—	—	—
Health Sciences	—	—	—	—	—
Inflation Protected	—	—	—	—	—
International Equities Index	—	124,862,188	—	1,603,449	1,958,372
International Government Bond	—	—	—	—	—
International Growth	—	—	—	972,746	—
Large Cap Core	—	—	—	—	—
Large Capital Growth	—	—	—	—	—
Mid Cap Index	—	—	—	—	—
Mid Cap Strategic Growth	—	—	—	—	—
Money Market I	—	—	—	—	—
Nasdaq-100® Index	—	—	—	—	—
Science & Technology	—	—	—	—	—
Small Cap Aggressive Growth	—	—	—	—	—
Small Cap	—	—	—	—	—
Small Cap Index	—	—	—	—	—
Small Cap Special Values	—	—	—	—	—
Small-Mid Growth	—	—	—	—	—
Stock Index	—	—	—	—	—
Value	—	28,393,997	—	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, a fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the current year.

Fund	Capital Loss Carryforward Utilized
Asset Allocation	$—
Blue Chip Growth	—
Broad Cap Value Income	—
Capital Conservation	—
Core Equity	2,859,623
Dividend Value	—
Dynamic Allocation	—
Emerging Economies	—
Foreign Value	8,231,191
Global Real Estate	—

285

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

Fund	Capital Loss Carryforward Utilized
Global Social Awareness	$1,254,250
Global Strategy	—
Government Securities	—
Growth	—
Growth & Income	—
Health Sciences	—
Inflation Protected	—
International Equities Index	—
International Government Bond	—
International Growth	—
Large Cap Core	—
Large Capital Growth	—
Mid Cap Index	—
Mid Cap Strategic Growth	—
Money Market I	518,114
Nasdaq-100® Index	—
Science & Technology	—
Small Cap Aggressive Growth	—
Small Cap	—
Small Cap Index	—
Small Cap Special Values	—
Small-Mid Growth	—
Stock Index	—
Value	7,039,446

Under the current tax law, capital losses realized after October 31 and late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the year ended May 31, 2016, the Funds elected to defer late year ordinary losses and post October capital losses as follows:

Fund	Deferred Late Year Ordinary Loss	Deferred Post-October Short-Term Capital Loss	Deferred Post-October Long-Term Capital Loss
Asset Allocation	$—	$2,664,248	$(922,680)
Blue Chip Growth	69,232	5,105,925	—
Broad Cap Value Income	—	—	—
Capital Conservation	—	(398,054)	654,422
Core Equity	575	2,187,118	—
Dividend Value	4,410	4,031,343	—
Dynamic Allocation	—	2,540,850	—
Emerging Economies	243,158	21,054,347	25,906,390
Foreign Value	677,414	809,602	26,141,309
Global Real Estate	—	1,923,070	—
Global Social Awareness	—	—	297,705
Global Strategy	13,221,804	—	—
Government Securities	—	5,546	—
Growth	59,761	10,519,593	—
Growth & Income	—	720,203	—
Health Sciences	1,338,899	—	—
Inflation Protected	115,578	(165,422)	1,607,197
International Equities Index	—	4,937,052	7,205,624
International Government Bond*	5,640,629	—	515,399
International Growth	334,950	6,636,985	1,602,339
Large Cap Core	—	1,692,391	—
Large Capital Growth	5,165	—	—
Mid Cap Index	—	3,408,676	—
Mid Cap Strategic Growth	—	4,527,532	—
Money Market I	—	—	—
Nasdaq-100 Index ®	—	21,784	—
Science & Technology	188,868	6,022,709	—
Small Cap Aggressive Growth	103,389	9,658,198	(2,692,858)

286

VALIC Company I

NOTES TO FINANCIAL STATEMENTS (unaudited) — (continued)

Fund	Deferred Late Year Ordinary Loss	Deferred Post-October Short-Term Capital Loss	Deferred Post-October Long-Term Capital Loss
Small Cap	$—	$717,139	$—
Small Cap Index	54,347	1,546,331	—
Small Cap Special Values	122,834	1,854,104	—
Small-Mid Growth	123,044	2,571,460	—
Stock Index	—	—	—
Value	—	—	—

*	The deferred late ordinary losses and deferred post October capital losses are for the tax period ended September 30, 2015.

For the year ended May 31, 2016, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of net investment losses, principal paydown adjustments, disposition of passive foreign investment companies securities, and foreign currency transactions to the components of net assets as follows:

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Asset Allocation	$107,392	$(107,392)	$—
Blue Chip Growth	772,903	(120)	(772,783)
Broad Cap Value Income	—	—	—
Capital Conservation	544,289	(544,289)	—
Core Equity	764	(764)	—
Dividend Value	(5,727)	5,727	—
Dynamic Allocation	773,441	(773,441)	—
Emerging Economies	(545,840)	545,840	—
Foreign Value	(920,743)	920,743	—
Global Real Estate	2,926,157	(2,926,157)	—
Global Social Awareness	161,840	(161,840)	—
Global Strategy	(7,231,256)	7,231,256	—
Government Securities	408,267	(408,267)	—
Growth	(23,848)	23,848	—
Growth & Income	152,430	(152,430)	—
Health Sciences	4,261,409	(4,261,409)	—
Inflation Protected	(2,697,564)	2,697,564	—
International Equities Index	439,604	(439,604)	—
International Government Bond*	(6,041,450)	6,041,450	—
International Growth	48,055	(48,055)	—
Large Cap Core	2,258,648	(2,258,648)	—
Large Capital Growth	(2,366)	2,366	—
Mid Cap Index	—	—	—
Mid Cap Strategic Growth	366,209	(8,661)	(357,548)
Money Market I	—	—	—
Nasdaq-100 Index®	—	—	—
Science & Technology	1,146,631	(534,682)	(611,949)
Small Cap Aggressive Growth	277,020	(152)	(276,868)
Small Cap	77,988	(77,988)	—
Small Cap Index	71,694	(71,694)	—
Small Cap Special Values	345,518	(345,518)	—
Small-Mid Growth	586,147	(144,845)	(441,302)
Stock Index	5,376,949	(5,376,949)	—
Value	(577)	577	—

*	The reclassifications arising from book/tax differences for International Government Bond Fund are for the tax year ended September 30, 2015.

287

VALIC Company I

NOTES TO FINANCIAL STATEMENTS (unaudited) — (continued)

Note 6 — Capital Share Transactions

Transactions in capital shares of each class of each Fund were as follows:

	Asset Allocation				Blue Chip Growth
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	902,112	$10,229,834	1,005,187	$12,765,796	2,275,618	$38,751,337	1,726,744	$30,725,258
Reinvested dividends	2,291,896	21,589,659	1,180,404	14,176,655	5,696,121	77,865,970	3,396,799	58,560,819
Shares redeemed	(1,842,649)	(20,910,910)	(1,629,347)	(20,611,406)	(4,529,508)	(76,723,525)	(4,727,005)	(85,448,548)

Net increase (decrease)	1,351,359	$10,908,583	556,244	$6,331,045	3,442,231	$39,893,782	396,538	$3,837,529

	Broad Cap Value Income				Capital Conservation
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	505,099	$7,270,588	712,531	$11,133,762	2,354,264	$23,243,528	8,296,539	$82,863,706
Reinvested dividends	361,293	4,400,547	188,846	2,902,565	501,980	4,914,381	486,876	4,829,813
Shares redeemed	(667,635)	(9,957,106)	(528,497)	(8,312,343)	(4,962,151)	(49,072,087)	(2,926,524)	(29,160,092)

Net increase (decrease)	198,757	$1,714,029	372,880	$5,723,984	(2,105,907)	$(20,914,178)	5,856,891	$58,533,427

	Core Equity				Dividend Value
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	49,088	$933,895	94,347	$1,856,186	5,207,271	$61,028,262	6,615,982	$89,238,667
Reinvested dividends	150,018	2,550,301	124,711	2,463,039	7,274,693	74,492,855	4,172,868	54,247,290
Shares redeemed	(1,475,033)	(28,488,978)	(1,604,756)	(31,408,940)	(10,259,670)	(127,456,182)	(9,220,834)	(124,125,295)

Net increase (decrease)	(1,275,927)	$(25,004,782)	(1,385,698)	$(27,089,715)	2,222,294	$8,064,935	1,568,016	$19,360,662

	Dynamic Allocation				Emerging Economies
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,110,246	$12,487,234	2,294,451	$27,634,472	9,578,559	$61,720,942	12,063,329	$94,071,720
Reinvested dividends	1,476,793	14,679,324	684,726	8,114,009	2,686,056	14,639,003	1,837,321	13,724,791
Shares redeemed	(2,138,149)	(23,742,005)	(1,705,848)	(20,500,257)	(11,327,875)	(73,906,814)	(14,812,385)	(117,234,833)

Net increase (decrease)	448,890	$3,424,553	1,273,329	$15,248,224	936,740	$2,453,131	(911,735)	$(9,438,322)

	Foreign Value				Global Real Estate
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,763,051	$32,184,197	7,042,747	$73,899,532	6,281,684	$51,283,024	15,425,938	$132,638,526
Reinvested dividends	2,390,410	18,119,304	2,603,974	25,076,265	5,128,960	35,851,431	3,001,519	26,203,258
Shares redeemed	(7,841,025)	(72,956,030)	(8,845,962)	(93,052,230)	(10,015,479)	(82,391,355)	(6,800,584)	(60,638,938)

Net increase (decrease)	(1,687,564)	$(22,652,529)	800,759	$5,923,567	1,395,165	$4,743,100	11,626,873	$98,202,846

	Global Social Awareness				Global Strategy
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	908,240	$18,674,882	775,485	$16,519,157	824,165	$9,965,283	764,123	$10,574,022
Reinvested dividends	393,354	7,261,309	400,515	8,510,951	5,880,247	56,391,567	2,259,860	29,378,185
Shares redeemed	(2,492,157)	(52,822,814)	(2,985,796)	(64,158,801)	(3,388,197)	(40,500,020)	(4,240,483)	(58,500,183)

Net increase (decrease)	(1,190,563)	$(26,886,623)	(1,809,796)	$(39,128,693)	3,316,215	$25,856,830	(1,216,500)	$(18,547,976)

288

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

	Government Securities				Growth
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,729,509	$29,827,388	3,012,850	$32,852,788	3,816,625	$59,864,609	2,434,588	$40,358,966
Reinvested dividends	342,989	3,707,716	334,665	3,617,730	12,711,354	152,917,591	7,397,091	118,057,571
Shares redeemed	(3,761,297)	(40,671,058)	(3,495,111)	(37,927,298)	(8,655,379)	(128,569,957)	(7,710,195)	(131,068,883)

Net increase (decrease)	(688,799)	$(7,135,954)	(147,596)	$(1,456,780)	7,872,600	$84,212,243	2,121,484	$27,347,654

	Growth & Income				Health Sciences
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	767,632	$14,260,292	754,517	$14,222,517	3,165,032	$77,882,093	4,161,559	$103,722,079
Reinvested dividends	408,298	6,598,096	59,663	1,149,106	6,368,951	113,494,698	4,447,308	105,579,102
Shares redeemed	(1,180,150)	(21,825,319)	(1,082,664)	(20,338,572)	(3,900,551)	(84,918,022)	(1,325,437)	(31,794,913)

Net increase (decrease)	(4,220)	$(966,931)	(268,484)	$(4,966,949)	5,633,432	$106,458,769	7,283,430	$177,506,268

	Inflation Protected				International Equities Index
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,752,199	$61,437,441	6,249,169	$70,056,193	29,835,353	$195,978,925	18,814,065	$131,144,936
Reinvested dividends	592,894	6,207,598	960,389	10,458,641	5,060,377	28,034,486	5,495,636	36,655,892
Shares redeemed	(8,643,585)	(92,611,595)	(3,979,230)	(44,097,974)	(27,232,607)	(172,618,581)	(30,416,706)	(213,531,625)

Net increase (decrease)	(2,298,492)	$(24,966,556)	3,230,328	$36,416,860	7,663,123	$51,394,830	(6,107,005)	$(45,730,797)

	International Government Bond				International Growth
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,297,466	$59,529,045	3,222,162	$38,342,743	1,753,785	$22,281,413	3,679,653	$50,373,079
Reinvested dividends	442,544	4,867,986	433,896	4,898,682	4,409,677	46,081,123	949,296	12,587,670
Shares redeemed	(3,358,674)	(37,553,544)	(3,895,416)	(45,903,589)	(5,189,474)	(67,492,977)	(6,496,505)	(88,948,490)

Net increase (decrease)	2,381,336	$26,843,487	(239,358)	$(2,662,164)	973,988	$869,559	(1,867,556)	$(25,987,741)

	Large Cap Core				Large Capital Growth
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	547,879	$6,581,014	1,061,546	$15,477,448	386,633	$4,699,521	916,273	$12,937,493
Reinvested dividends	3,574,144	33,954,371	2,108,660	27,876,479	1,943,644	20,952,478	6,018,942	74,634,875
Shares redeemed	(1,992,924)	(25,179,316)	(2,665,981)	(39,163,853)	(3,214,702)	(39,106,858)	(3,078,765)	(42,481,759)

Net increase (decrease)	2,129,099	$15,356,069	504,225	$4,190,074	(884,425)	$(13,454,859)	3,856,450	$45,090,609

	Mid Cap Index				Mid Cap Strategic Growth
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,166,940	$55,827,599	3,161,621	$89,153,762	137,665	$1,875,136	661,786	$10,592,873
Reinvested dividends	15,247,930	319,139,182	7,626,472	210,414,409	3,219,398	33,964,653	2,711,087	40,774,747
Shares redeemed	(14,597,990)	(370,945,457)	(10,509,490)	(295,166,590)	(2,369,616)	(32,096,725)	(3,179,692)	(52,134,999)

Net increase (decrease)	2,816,880	$4,021,324	278,605	$4,401,581	987,447	$3,743,064	193,181	$(767,379)

289

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

	Money Market I				Nasdaq-100® Index
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	79,992,837	$79,992,837	88,396,025	$88,396,025	3,001,002	$30,202,304	4,889,469	$47,302,021
Reinvested dividends	34,686	34,686	35,689	35,689	1,754,770	15,424,427	650,251	6,411,470
Shares redeemed	(80,418,752)	(80,418,752)	(111,952,862)	(111,952,862)	(4,446,410)	(44,900,656)	(2,960,797)	(28,990,095)

Net increase (decrease)	(391,229)	$(391,229)	(23,521,148)	$(23,521,148)	309,362	$726,075	2,578,923	$24,723,396

	Science & Technology				Small Cap Aggressive Growth
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	587,266	$14,080,856	589,915	$15,684,928	1,762,818	$23,626,180	935,295	$13,843,984
Reinvested dividends	9,178,904	165,679,225	3,975,367	99,781,720	1,725,519	15,150,061	1,658,391	22,156,109
Shares redeemed	(4,107,515)	(98,858,979)	(4,255,505)	(112,634,602)	(1,363,307)	(16,090,259)	(1,814,359)	(27,154,657)

Net increase (decrease)	5,658,655	$80,901,102	309,777	$2,832,046	2,125,030	$22,685,982	779,327	$8,845,436

	Small Cap				Small Cap Index
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	189,282	$2,291,392	212,330	$3,195,651	4,162,452	$82,747,624	2,055,330	$43,395,413
Reinvested dividends	5,238,517	48,299,130	3,891,547	53,080,700	5,784,694	86,828,264	3,448,469	70,314,278
Shares redeemed	(2,986,581)	(36,875,869)	(3,365,487)	(50,199,012)	(7,652,537)	(147,278,763)	(7,029,329)	(147,780,820)

Net increase (decrease)	2,441,218	$13,714,653	738,390	$6,077,339	2,294,609	$22,297,125	(1,525,530)	$(34,071,129)

	Small Cap Special Values				Small-Mid Growth
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,606,569	$19,758,728	294,003	$4,118,460	516,255	$6,438,763	742,968	$10,765,123
Reinvested dividends	2,663,856	27,251,248	1,502,618	20,105,031	1,259,924	11,654,298	2,138,409	27,393,016
Shares redeemed	(1,833,250)	(23,167,879)	(2,395,704)	(33,691,816)	(1,677,649)	(19,057,341)	(1,752,440)	(26,172,868)

Net increase (decrease)	2,437,175	$23,842,097	(599,083)	$(9,468,325)	98,530	$(964,280)	1,128,937	$11,985,271

	Stock Index				Value
	For the year ended May 31, 2016		For the year ended May 31, 2015		For the year ended May 31, 2016		For the year ended May 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,259,310	$147,218,423	5,150,180	$185,842,811	446,110	$6,382,444	209,472	$3,116,598
Reinvested dividends	13,660,638	400,256,687	6,549,922	234,028,711	122,890	1,593,878	114,170	1,711,405
Shares redeemed	(16,935,608)	(586,527,870)	(17,310,454)	(625,116,855)	(886,931)	(12,806,466)	(1,359,828)	(20,300,385)

Net increase (decrease)	984,340	$(39,052,760)	(5,610,352)	$(205,245,333)	(317,931)	$(4,830,144)	(1,036,186)	$(15,472,382)

Note 7 — Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Funds have been reduced. For the year ended May 31, 2016, the amount of expense reductions received by each Fund used to offset non-affiliated expenses is reflected as Fees paid indirectly in the Statement of Operations.

Note 8 — Investment Concentration

Certain Funds invest internationally, including in “emerging market” countries. Emerging market securities involve risks not typically associated with investing in securities of issuers in more developed markets. The markets of emerging market countries are typically more volatile and potentially less liquid than more developed countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. These risks are primary risks of the Emerging Economies Fund, the Foreign Value Fund, the Global Real Estate Fund, the Global Strategy Fund, the International Equities Index Fund, the International Government Bond Fund and the International Growth Fund.

290

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

Each Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, and if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the Capital Conservation Fund, the Government Securities Fund and the Money Market I Fund’s concentration in such investments, these funds may be subject to risks associated with the U.S. Government agencies or instrumentalities.

The Health Sciences Fund is concentrated in the health services industry and is less diversified than stock funds investing in a broader range of industries. The Fund may also invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management or managed care. Developments that could adversely affect the Fund include increased competition in the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and obsolescence of popular products.

The Nasdaq-100® Index Fund and Science & Technology Fund invest primarily in the technology sector. There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the prices of securities in this sector have tended to be volatile. A fund that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of its investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

The Global Real Estate Fund invests primarily in the real estate industry. A fund that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate and could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If a fund has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Note 9 — Line of Credit

The Series, along with certain other funds managed by the Adviser, has access to a $85 million committed unsecured line of credit and a $40 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company, the Series’ custodian. The interest payable under the committed line of credit is the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points. In addition, the commitment fee on the daily unused portion of the committed line of credit is equal to 20 basis points per annum. Borrowings under the line of credit will commence when the respective Fund’s cash shortfall exceeds $100,000. For the year ended May 31, 2016, the following Funds had borrowings:

Fund	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Asset Allocation	11	$266	$540,250	1.63%
Blue Chip Growth	2	73	781,025	1.69%
Broad Cap Value Income	5	30	157,775	1.38%
Dividend Value	19	1,788	2,261,067	1.53%
Emerging Economies	36	2,984	1,920,880	1.53%
Foreign Value	2	118	1,267,193	1.37%
Global Real Estate	4	62	381,177	1.46%
Global Social Awareness	9	411	1,183,933	1.39%
Growth	24	363	388,342	1.40%
Inflation Protected	7	1,073	3,971,383	1.39%
International Government Bond	8	203	656,172	1.38%
International Growth	73	2,172	723,772	1.48%
Large Capital Growth	18	273	379,865	1.42%
Mid Cap Index	4	744	4,106,933	1.61%
Mid Cap Strategic Growth	50	787	349,713	1.52%
Science & Technology	16	606	873,448	1.56%
Small Cap Aggressive Growth	4	24	153,146	1.39%
Small Cap	48	295	135,382	1.61%
Small Cap Special Values	3	44	331,086	1.58%
Stock Index	20	4,464	4,768,157	1.68%

As of May 31, 2016, there were no outstanding borrowings.

291

VALIC Company I

NOTES TO FINANCIAL STATEMENTS — (continued)

Note 10 — Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction.

For the year ended May 31, 2016, none of the Funds participated in this program.

Note 11 — Security Transactions with Affiliated Portfolios

The Funds are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common Directors, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the year ended May 31, 2016, the following Funds engaged in security transactions with affiliated Funds:

Fund	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss)
Blue Chip Growth	$—	$127,932	$27,486
Growth	9,633,626	10,832,018	(448,339)
Health Sciences	124,227	3,294,161	364,555
International Growth	327,916	208,964	37,777
Large Capital Growth	585,257	249,967	66,847
Science & Technology	608,608	—	—
Small Cap	20,120	3,859,269	653,474

Note 12 — Subsequent Event Note

At an in-person meeting held on January 25-26, 2016 (the “Meeting”), the Board approved a proposal to convert the Money Market I Fund (the “Fund”) into a “government money market fund” as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended. In connection with this approval, the Board also approved a change in the Fund’s name to the “Government Money Market I Fund.” The conversion and change in the Fund’s name will become effective on or about September 28, 2016. In order to qualify as a government money market fund, the Fund must invest at least 99.5% of its total assets in government securities, cash, or repurchase agreements collateralized by government securities or cash. As a government money market fund, the Fund will seek to maintain a stable $1.00 net asset value per share and will not be subject to liquidity fees and/or redemption gates.

292

VALIC Company I

FINANCIAL HIGHLIGHTS

	Asset Allocation Fund					Blue Chip Growth Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$12.38	$12.67	$12.20	$10.89	$11.05	$17.96	$17.12	$14.19	$11.63	$11.18

Income (loss) from investment operations:
Net investment income (loss)(d)	0.23	0.23	0.25	0.21	0.23	(0.02)	(0.02)	(0.02)	0.03	0.00
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.66)	0.53	1.17	1.39	(0.12)	(0.24)	2.62	3.66	2.54	0.45

Total income (loss) from investment operations	(0.43)	0.76	1.42	1.60	0.11	(0.26)	2.60	3.64	2.57	0.45

Distributions from:
Net investment income	(0.24)	(0.27)	(0.23)	(0.24)	(0.27)	–	–	(0.03)	(0.01)	(0.00)
Net realized gain on securities	(1.32)	(0.78)	(0.72)	(0.05)	–	(2.22)	(1.76)	(0.68)	–	–

Total distributions	(1.56)	(1.05)	(0.95)	(0.29)	(0.27)	(2.22)	(1.76)	(0.71)	(0.01)	(0.00)

Net asset value at end of period	$10.39	$12.38	$12.67	$12.20	$10.89	$15.48	$17.96	$17.12	$14.19	$11.63

TOTAL RETURN(a)	(2.16)%	6.24%	12.04%	14.93%	1.10%	0.17%	15.61%	25.69%	22.08%	4.04%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.70%	0.68%	0.69%	0.75%	0.75%	0.84%	0.83%	0.84%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.70%	0.68%	0.69%	0.75%	0.75%	0.84%	0.83%	0.84%	0.86%	0.86%
Ratio of expense reductions to average net assets	0.00%	–	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	2.00%	1.81%	1.96%	1.79%	2.16%	(0.09)%	(0.12)%	(0.10)%	0.21%	0.04%
Ratio of net investment income (loss) to average net assets(c)	2.00%	1.81%	1.96%	1.79%	2.16%	(0.09)%	(0.12)%	(0.10)%	0.20%	0.02%
Portfolio turnover rate	102%	131%	99%	119%	115%	30%	30%	34%	32%	25%
Number of shares outstanding at end of period (000’s)	15,824	14,473	13,917	13,421	13,302	39,796	36,354	35,957	34,888	34,789
Net assets at end of period (000’s)	$164,358	$179,126	$176,344	$163,788	$144,854	$615,927	$652,819	$615,447	$495,226	$404,646

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

293

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Broad Cap Value Income Fund					Capital Conservation Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$16.03	$15.19	$13.02	$10.02	$10.72	$9.92	$9.84	$10.01	$10.11	$9.77

Income (loss) from investment operations:
Net investment income (loss)(d)	0.22	0.21	0.31	0.22	0.20	0.18	0.17	0.19	0.18	0.27
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.11)	1.38	2.06	2.85	(0.73)	0.06	0.10	0.07	(0.05)	0.38

Total income (loss) from investment operations	(0.89)	1.59	2.37	3.07	(0.53)	0.24	0.27	0.26	0.13	0.65

Distributions from:
Net investment income	(0.21)	(0.26)	(0.20)	(0.07)	(0.17)	(0.19)	(0.19)	(0.29)	(0.23)	(0.31)
Net realized gain on securities	(0.96)	(0.49)	–	–	–	(0.02)	–	(0.14)	–	–

Total distributions	(1.17)	(0.75)	(0.20)	(0.07)	(0.17)	(0.21)	(0.19)	(0.43)	(0.23)	(0.31)

Net asset value at end of period	$13.97	$16.03	$15.19	$13.02	$10.02	$9.95	$9.92	$9.84	$10.01	$10.11

TOTAL RETURN(a)	(4.47)%	10.70%	18.24%	30.82%	(4.87)%	2.47%	2.76%	2.73%	1.28%	6.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.85%	0.85%	0.85%	0.85%	0.85%	0.64%	0.63%	0.64%	0.66%	0.66%
Ratio of expenses to average net assets(c)	0.92%	0.92%	0.95%	1.01%	1.06%	0.64%	0.63%	0.64%	0.66%	0.66%
Ratio of expense reductions to average net assets	0.00%	0.00%	0.01%	0.01%	0.01%	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	1.49%	1.33%	2.14%	1.96%	1.97%	1.77%	1.72%	1.95%	1.73%	2.79%
Ratio of net investment income (loss) to average net assets(c)	1.42%	1.26%	2.04%	1.80%	1.76%	1.77%	1.72%	1.95%	1.73%	2.79%
Portfolio turnover rate	26%	23%	27%	34%	18%	71%	193%	129%	149%	141%
Number of shares outstanding at end of period (000’s)	4,104	3,906	3,533	3,217	2,841	23,716	25,822	19,965	22,968	23,049
Net assets at end of period (000’s)	$57,330	$62,619	$53,675	$41,901	$28,476	$236,062	$256,043	$196,550	$230,018	$232,990

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

294

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Core Equity Fund					Dividend Value Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$20.38	$18.63	$15.61	$12.27	$13.44	$13.23	$13.23	$11.62	$9.33	$9.31

Income (loss) from investment operations:
Net investment income (loss)(d)	0.21	0.19	0.16	0.19	0.18	0.31	0.28	0.28	0.27	0.23
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.87)	1.74	3.07	3.36	(1.21)	(0.24)	0.85	1.59	2.17	(0.08)

Total income (loss) from investment operations	(0.66)	1.93	3.23	3.55	(1.03)	0.07	1.13	1.87	2.44	0.15

Distributions from:
Net investment income	(0.21)	(0.18)	(0.21)	(0.21)	(0.14)	(0.32)	(0.28)	(0.26)	(0.15)	(0.13)
Net realized gain on securities	–	–	–	–	–	(1.44)	(0.85)	–	–	–

Total distributions	(0.21)	(0.18)	(0.21)	(0.21)	(0.14)	(1.76)	(1.13)	(0.26)	(0.15)	(0.13)

Net asset value at end of period	$19.51	$20.38	$18.63	$15.61	$12.27	$11.54	$13.23	$13.23	$11.62	$9.33

TOTAL RETURN(a)	(3.07)%	10.41%	20.78%	29.19%	(7.63)%	2.20%	8.69%	16.22%	26.34%	1.62%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.80%	0.80%	0.80%	0.80%	0.80%	0.82%	0.82%	0.82%	0.82%	0.82%
Ratio of expenses to average net assets(c)	0.92%	0.92%	0.93%	0.95%	0.94%	0.83%	0.82%	0.83%	0.86%	0.89%
Ratio of expense reductions to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	–	–	0.00%	–	–
Ratio of net investment income (loss) to average net assets(b)	1.11%	0.94%	0.95%	1.38%	1.48%	2.55%	2.06%	2.20%	2.62%	2.58%
Ratio of net investment income (loss) to average net assets(c)	0.99%	0.82%	0.82%	1.23%	1.34%	2.54%	2.05%	2.19%	2.58%	2.52%
Portfolio turnover rate	41%	40%	39%	72%	81%	45%	35%	37%	27%	12%
Number of shares outstanding at end of period (000’s)	11,771	13,047	14,433	15,531	17,200	50,727	48,504	46,936	48,835	37,111
Net assets at end of period (000’s)	$229,637	$265,955	$268,866	$242,367	$210,989	$585,505	$641,719	$621,033	$567,499	$346,432

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

295

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Dynamic Allocation Fund					Emerging Economies Fund
	Year Ended May 31,			December 19, 2012* to May 31, 2013		Year Ended May 31,
	2016	2015	2014			2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$12.04	$11.93	$10.87	$10.00		$7.84	$8.12	$8.09	$7.09	$8.53

Income (loss) from investment operations:
Net investment income (loss)(d)	0.17	0.16	0.18	(0.00)		0.13	0.18	0.17	0.13	0.11
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.79)	0.32	0.92	0.87		(1.61)	(0.30)	(0.02)	0.92	(1.47)

Total income (loss) from investment operations	(0.62)	0.48	1.10	0.87		(1.48)	(0.12)	0.15	1.05	(1.36)

Distributions from:
Net investment income	(0.22)	(0.17)	–	–		(0.18)	(0.16)	(0.12)	(0.05)	(0.08)
Net realized gain on securities	(0.44)	(0.20)	(0.04)	–		–	–	–	–	–

Total distributions	(0.66)	(0.37)	(0.04)	–		(0.18)	(0.16)	(0.12)	(0.05)	(0.08)

Net asset value at end of period	$10.76	$12.04	$11.93	$10.87		$6.18	$7.84	$8.12	$8.09	$7.09

TOTAL RETURN(a)	(4.70)%	4.04%	10.11%	8.70%		(18.60)%	(1.35)%	1.97%	14.79%	(15.99)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.32%	0.32%	0.32%	0.32	%@	0.97%	0.94%	0.95%	0.98%	1.04%
Ratio of expenses to average net assets(c)	0.32%	0.32%	0.34%	0.63	%@	0.97%	0.94%	0.95%	0.98%	1.04%
Ratio of expense reductions to average net assets	–	–	0.00%	–		0.00%	0.00%	–	0.00%	–
Ratio of net investment income (loss) to average net assets(b)	1.50%	1.33%	1.65%	(0.04	)%@	2.02%	2.23%	2.18%	1.71%	1.50%
Ratio of net investment income (loss) to average net assets(c)	1.51%	1.33%	1.63%	(0.35	)%@	2.02%	2.23%	2.18%	1.71%	1.50%
Portfolio turnover rate	20%	31%	9%	2%		64%	65%	55%	53%	108%
Number of shares outstanding at end of period (000’s)	23,095	22,646	21,373	7,996		83,618	82,682	83,593	86,346	70,660
Net assets at end of period (000’s)	$248,446	$272,705	$255,001	$86,904		$517,011	$648,339	$678,406	$698,480	$501,317

@	Annualized
*	Commencement of operations.
(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

296

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Foreign Value Fund					Global Real Estate Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$10.44	$11.44	$9.61	$7.30	$10.18	$8.60	$8.58	$8.95	$7.46	$9.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.18	0.20	0.27	0.20	0.25	0.18	0.21	0.22	0.15	0.17
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.64)	(0.94)	1.78	2.39	(2.89)	(0.14)	0.28	0.48	1.72	(0.95)

Total income (loss) from investment operations	(1.46)	(0.74)	2.05	2.59	(2.64)	0.04	0.49	0.70	1.87	(0.78)

Distributions from:
Net investment income	(0.20)	(0.26)	(0.22)	(0.28)	(0.24)	(0.26)	(0.23)	(0.49)	(0.13)	(0.29)
Net realized gain on securities	–	–	–	–	–	(0.36)	(0.24)	(0.58)	(0.25)	(0.47)

Total distributions	(0.20)	(0.26)	(0.22)	(0.28)	(0.24)	(0.62)	(0.47)	(1.07)	(0.38)	(0.76)

Net asset value at end of period	$8.78	$10.44	$11.44	$9.61	$7.30	$8.02	$8.60	$8.58	$8.95	$7.46

TOTAL RETURN(a)	(13.72)%	(6.23)%	21.39%	35.97%	(26.11)%	1.53%	5.61%	8.76%	25.49%	(7.94)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.79%	0.79%	0.80%	0.83%	0.83%	0.85%	0.85%	0.86%	0.89%	0.92%
Ratio of expenses to average net assets(c)	0.79%	0.79%	0.80%	0.83%	0.83%	0.85%	0.85%	0.86%	0.89%	0.92%
Ratio of expense reductions to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	1.97%	1.90%	2.53%	2.33%	2.94%	2.18%	2.46%	2.51%	1.79%	2.25%
Ratio of net investment income (loss) to average net assets(c)	1.97%	1.90%	2.53%	2.33%	2.94%	2.18%	2.46%	2.51%	1.79%	2.25%
Portfolio turnover rate	21%	31%	27%	23%	25%	71%	44%	41%	52%	88%
Number of shares outstanding at end of period (000’s)	93,244	94,932	94,131	94,998	103,881	61,190	59,795	48,168	42,969	37,728
Net assets at end of period (000’s)	$818,993	$990,964	$1,077,192	$913,025	$758,094	$490,714	$514,347	$413,082	$384,543	$281,639

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

297

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Global Social Awareness Fund					Global Strategy Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$22.11	$21.00	$17.38	$13.72	$15.79	$13.58	$14.12	$12.66	$10.41	$12.19

Income (loss) from investment operations:
Net investment income (loss)(d)	0.34	0.35	0.42	0.33	0.29	0.27	0.30	0.39	0.34	0.41
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.02)	1.20	3.49	3.61	(2.06)	(1.80)	(0.03)	1.53	2.65	(1.66)

Total income (loss) from investment operations	(0.68)	1.55	3.91	3.94	(1.77)	(1.53)	0.27	1.92	2.99	(1.25)

Distributions from:
Net investment income	(0.42)	(0.44)	(0.29)	(0.28)	(0.30)	(0.72)	(0.37)	(0.46)	(0.74)	(0.53)
Net realized gain on securities	–	–	–	–	–	(0.85)	(0.44)	–	–	–

Total distributions	(0.42)	(0.44)	(0.29)	(0.28)	(0.30)	(1.57)	(0.81)	(0.46)	(0.74)	(0.53)

Net asset value at end of period	$21.01	$22.11	$21.00	$17.38	$13.72	$10.48	$13.58	$14.12	$12.66	$10.41

TOTAL RETURN(a)	(2.83)%	7.45%	22.60%	28.99%	(11.20)%	(10.23)%	2.14%	15.32%	29.44%	(10.28)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.63%	0.62%	0.64%	0.68%	0.68%	0.64%	0.64%	0.64%	0.67%	0.67%
Ratio of expenses to average net assets(c)	0.63%	0.62%	0.64%	0.68%	0.68%	0.64%	0.64%	0.64%	0.67%	0.67%
Ratio of expense reductions to average net assets	–	–	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	1.65%	1.63%	2.18%	2.07%	1.98%	2.26%	2.20%	2.90%	2.84%	3.65%
Ratio of net investment income (loss) to average net assets(c)	1.65%	1.63%	2.18%	2.07%	1.98%	2.26%	2.20%	2.90%	2.84%	3.65%
Portfolio turnover rate	0%	88%	99%	101%	102%	26%	28%	25%	23%	28%
Number of shares outstanding at end of period (000’s)	17,949	19,139	20,949	17,295	17,590	41,208	37,891	39,108	36,722	42,243
Net assets at end of period (000’s)	$377,114	$423,242	$439,972	$300,545	$241,281	$431,935	$514,564	$552,074	$465,060	$439,884

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

298

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Government Securities Fund						Growth Fund
	Year Ended May 31,						Year Ended May 31,
	2016	2015	2014	2013	2012		2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$10.82	$10.73	$10.95	$11.34	$10.70		$16.40	$16.76	$13.93	$11.67	$11.85

Income (loss) from investment operations:
Net investment income (loss)(d)	0.22	0.22	0.24	0.23	0.27		0.12	0.10	0.10	0.12	0.09
Net realized and unrealized gain (loss) on investments and foreign currencies	0.08	0.11	(0.17)	(0.28)	0.70		(0.52)	1.67	2.87	2.23	(0.19)

Total income (loss) from investment operations	0.30	0.33	0.07	(0.05)	0.97		(0.40)	1.77	2.97	2.35	(0.10)

Distributions from:
Net investment income	(0.27)	(0.24)	(0.25)	(0.28)	(0.33)		(0.10)	(0.11)	(0.14)	(0.09)	(0.08)
Net realized gain on securities	–	–	(0.04)	(0.06)	–		(2.43)	(2.02)	–	–	–

Total distributions	(0.27)	(0.24)	(0.29)	(0.34)	(0.33)		(2.53)	(2.13)	(0.14)	(0.09)	(0.08)

Net asset value at end of period	$10.85	$10.82	$10.73	$10.95	$11.34		$13.47	$16.40	$16.76	$13.93	$11.67

TOTAL RETURN(a)	2.74%	3.07%	0.67%	(0.49)%	9.19	%(e)	(0.63)%	10.89%	21.34%	20.22%	(0.78)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.64%	0.64%	0.65%	0.66%	0.67%		0.79%	0.80%	0.81%	0.81%	0.81%
Ratio of expenses to average net assets(c)	0.64%	0.64%	0.65%	0.66%	0.69%		0.81%	0.80%	0.81%	0.83%	0.84%
Ratio of expense reductions to average net assets	–	–	–	–	–		–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	2.02%	2.01%	2.19%	2.04%	2.51%		0.78%	0.60%	0.65%	0.95%	0.77%
Ratio of net investment income (loss) to average net assets(c)	2.02%	2.01%	2.19%	2.04%	2.49%		0.77%	0.60%	0.65%	0.93%	0.74%
Portfolio turnover rate	17%	7%	28%	64%	230%		102%	99%	90%	81%	87%
Number of shares outstanding at end of period (000’s)	14,278	14,967	15,115	12,492	12,866		70,537	62,664	60,543	59,131	65,596
Net assets at end of period (000’s)	$154,987	$161,977	$162,121	$136,786	$145,929		$949,998	$1,027,988	$1,014,642	$823,541	$765,515

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

299

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Growth & Income Fund					Health Sciences Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$19.70	$17.74	$14.78	$12.03	$12.80	$27.01	$21.10	$16.52	$12.61	$12.78

Income (loss) from investment operations:
Net investment income (loss)(d)	0.20	0.20	0.18	0.13	0.11	(0.09)	(0.14)	(0.12)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.34)	1.94	2.91	2.74	(0.79)	(3.83)	9.66	5.43	4.82	0.68

Total income (loss) from investment operations	(0.14)	2.14	3.09	2.87	(0.68)	(3.92)	9.52	5.31	4.75	0.61

Distributions from:
Net investment income	(0.24)	(0.18)	(0.13)	(0.12)	(0.09)	–	–	–	–	(0.26)
Net realized gain on securities	(0.88)	–	–	–	–	(3.21)	(3.61)	(0.73)	(0.84)	(0.52)

Total distributions	(1.12)	(0.18)	(0.13)	(0.12)	(0.09)	(3.21)	(3.61)	(0.73)	(0.84)	(0.78)

Net asset value at end of period	$18.44	$19.70	$17.74	$14.78	$12.03	$19.88	$27.01	$21.10	$16.52	$12.61

TOTAL RETURN(a)	0.08%	12.11%	20.97%	24.00%	(5.23)%	(13.12)%	47.50%	32.09%	39.14%	5.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.85%	0.85%	0.85%	0.85%	0.85%	1.06%	1.09%	1.11%	1.15%	1.16%
Ratio of expenses to average net assets(c)	0.91%	0.90%	0.93%	0.96%	0.98%	1.09%	1.09%	1.11%	1.15%	1.16%
Ratio of expense reductions to average net assets	0.00%	0.00%	0.00%	0.01%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	1.08%	1.05%	1.10%	1.01%	0.92%	(0.40)%	(0.59)%	(0.59)%	(0.48)%	(0.60)%
Ratio of net investment income (loss) to average net assets(c)	1.02%	1.00%	1.02%	0.90%	0.79%	(0.43)%	(0.59)%	(0.59)%	(0.48)%	(0.60)%
Portfolio turnover rate	33%	38%	169%	299%	227%	31%	26%	59%	16%	21%
Number of shares outstanding at end of period (000’s)	6,176	6,180	6,449	6,471	6,737	40,409	34,776	27,492	24,949	20,668
Net assets at end of period (000’s)	$113,885	$121,742	$114,405	$95,667	$81,057	$803,402	$939,311	$580,157	$412,098	$260,654

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

300

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Inflation Protected Fund					International Equities Index Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$10.92	$11.33	$11.53	$11.79	$10.89	$7.13	$7.44	$6.47	$5.22	$6.84

Income (loss) from investment operations:
Net investment income (loss)(d)	0.15	0.12	0.24	0.23	0.37	0.16	0.19	0.23	0.17	0.16
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.16)	(0.30)	(0.17)	(0.18)	0.70	(0.89)	(0.25)	0.92	1.25	(1.60)

Total income (loss) from investment operations	(0.01)	(0.18)	0.07	0.05	1.07	(0.73)	(0.06)	1.15	1.42	(1.44)

Distributions from:
Net investment income	(0.13)	(0.21)	(0.22)	(0.31)	(0.17)	(0.18)	(0.25)	(0.18)	(0.17)	(0.18)
Net realized gain on securities	(0.02)	(0.02)	(0.05)	–	–	–	–	–	–	–

Total distributions	(0.15)	(0.23)	(0.27)	(0.31)	(0.17)	(0.18)	(0.25)	(0.18)	(0.17)	(0.18)

Net asset value at end of period	$10.76	$10.92	$11.33	$11.53	$11.79	$6.22	$7.13	$7.44	$6.47	$5.22

TOTAL RETURN(a)	(0.09)%	(1.57)%	0.73%	0.32%	9.93%	(9.99)%	(0.57)%	17.90%	27.39%	(21.18)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.59%	0.58%	0.59%	0.60%	0.61%	0.43%	0.44%	0.46%	0.53%	0.52%
Ratio of expenses to average net assets(c)	0.59%	0.58%	0.59%	0.60%	0.61%	0.43%	0.44%	0.46%	0.53%	0.52%
Ratio of expense reductions to average net assets	–	–	–	–	–	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	1.38%	1.12%	2.16%	1.94%	3.22%	2.52%	2.62%	3.27%	2.85%	2.78%
Ratio of net investment income (loss) to average net assets(c)	1.38%	1.12%	2.16%	1.94%	3.22%	2.52%	2.62%	3.27%	2.85%	2.78%
Portfolio turnover rate	33%	33%	45%	60%	52%	4%	40%	60%	51%	99%
Number of shares outstanding at end of period (000’s)	42,345	44,644	41,413	38,711	35,093	159,381	151,718	157,825	154,632	132,279
Net assets at end of period (000’s)	$455,830	$487,477	$469,056	$446,317	$413,818	$991,380	$1,081,174	$1,174,840	$1,000,950	$689,840

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

301

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	International Government Bond Fund					International Growth Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$11.26	$12.24	$12.12	$12.62	$12.86	$14.18	$14.14	$12.36	$9.81	$12.04

Income (loss) from investment operations:
Net investment income (loss)(d)	0.27	0.32	0.33	0.35	0.39	0.15	0.16	0.16	0.17	0.18
Net realized and unrealized gain (loss) on investments and foreign currencies	0.23	(0.98)	0.15	(0.06)	(0.03)	(1.58)	0.17	1.87	2.55	(2.22)

Total income (loss) from investment operations	0.50	(0.66)	0.48	0.29	0.36	(1.43)	0.33	2.03	2.72	(2.04)

Distributions from:
Net investment income	(0.29)	(0.29)	(0.22)	(0.45)	(0.46)	(0.17)	(0.20)	(0.25)	(0.17)	(0.19)
Net realized gain on securities	(0.04)	(0.03)	(0.14)	(0.34)	(0.14)	(0.95)	(0.09)	–	–	–

Total distributions	(0.33)	(0.32)	(0.36)	(0.79)	(0.60)	(1.12)	(0.29)	(0.25)	(0.17)	(0.19)

Net asset value at end of period	$11.43	$11.26	$12.24	$12.12	$12.62	$11.63	$14.18	$14.14	$12.36	$9.81

TOTAL RETURN(a)	4.61%	(5.43)%	4.12%	2.03%	2.86%	(9.20)%	2.48%	16.48%	27.92%	(16.96)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.64%	0.65%	0.65%	0.66%	0.67%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of expenses to average net assets(c)	0.64%	0.65%	0.65%	0.66%	0.67%	1.06%	1.06%	1.06%	1.10%	1.11%
Ratio of expense reductions to average net assets	–	–	–	–	–	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	2.45%	2.69%	2.78%	2.75%	3.08%	1.21%	1.15%	1.22%	1.51%	1.72%
Ratio of net investment income (loss) to average net assets(c)	2.45%	2.69%	2.78%	2.75%	3.08%	1.16%	1.11%	1.17%	1.42%	1.62%
Portfolio turnover rate	95%	43%	42%	74%	126%	36%	44%	53%	55%	53%
Number of shares outstanding at end of period (000’s)	17,601	15,220	15,459	15,235	15,494	44,791	43,817	45,685	48,797	49,532
Net assets at end of period (000’s)	$201,253	$171,312	$189,241	$184,590	$195,494	$521,012	$621,387	$646,032	$603,086	$485,839

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

302

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Large Cap Core Fund					Large Capital Growth Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$13.74	$14.25	$12.85	$11.22	$12.33	$12.75	$13.97	$12.46	$11.48	$12.31

Income (loss) from investment operations:
Net investment income (loss)(d)	0.12	0.11	0.15	0.14	0.12	0.09	0.11	0.08	0.07	0.02
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.25)	1.84	2.40	3.10	(0.73)	0.04	1.35	2.58	1.94	(0.82)

Total income (loss) from investment operations	(0.13)	1.95	2.55	3.24	(0.61)	0.13	1.46	2.66	2.01	(0.80)

Distributions from:
Net investment income	(0.45)	(0.16)	(0.14)	(0.12)	(0.11)	(0.11)	(0.08)	(0.07)	(0.03)	(0.03)
Net realized gain on securities	(2.39)	(2.30)	(1.01)	(1.49)	(0.39)	(0.56)	(2.60)	(1.08)	(1.00)	–

Total distributions	(2.84)	(2.46)	(1.15)	(1.61)	(0.50)	(0.67)	(2.68)	(1.15)	(1.03)	(0.03)

Net asset value at end of period	$10.77	$13.74	$14.25	$12.85	$11.22	$12.21	$12.75	$13.97	$12.46	$11.48

TOTAL RETURN(a)	1.84%	14.34%	20.28%	31.57%	(4.78)%	1.73%	11.01%	21.79%	18.63%	(6.45)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.83%	0.83%	0.84%	0.85%	0.85%	0.75%	0.75%	0.76%	0.77%	0.78%
Ratio of expenses to average net assets(c)	0.83%	0.83%	0.84%	0.85%	0.89%	0.75%	0.75%	0.76%	0.77%	0.78%
Ratio of expense reductions to average net assets	0.01%	0.01%	0.01%	0.01%	–	0.00%	0.00%	0.00%	0.01%	0.01%
Ratio of net investment income (loss) to average net assets(b)	0.93%	0.75%	1.09%	1.14%	1.04%	0.73%	0.83%	0.57%	0.58%	0.19%
Ratio of net investment income (loss) to average net assets(c)	0.93%	0.75%	1.09%	1.14%	0.99%	0.73%	0.83%	0.57%	0.58%	0.19%
Portfolio turnover rate	53%	64%	76%	64%	106%	24%	26%	137%	195%	173%
Number of shares outstanding at end of period (000’s)	15,240	13,111	12,606	12,501	11,170	32,186	33,071	29,214	29,489	29,965
Net assets at end of period (000’s)	$164,060	$180,201	$179,649	$160,617	$125,281	$393,063	$421,567	$408,050	$367,527	$343,971

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

303

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Mid Cap Index Fund					Mid Cap Strategic Growth Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$28.52	$27.24	$24.44	$19.74	$22.71	$15.35	$15.99	$14.16	$11.83	$13.62

Income (loss) from investment operations:
Net investment income (loss)(d)	0.32	0.32	0.28	0.29	0.21	0.00	(0.03)	(0.01)	0.08	0.01
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.06)	2.86	3.99	5.38	(1.74)	(0.82)	1.83	2.12	2.55	(1.74)

Total income (loss) from investment operations	(0.74)	3.18	4.27	5.67	(1.53)	(0.82)	1.80	2.11	2.63	(1.73)

Distributions from:
Net investment income	(0.34)	(0.29)	(0.31)	(0.22)	(0.26)	–	–	(0.08)	–	(0.06)
Net realized gain on securities	(2.57)	(1.61)	(1.16)	(0.75)	(1.18)	(1.95)	(2.44)	(0.20)	(0.30)	–

Total distributions	(2.91)	(1.90)	(1.47)	(0.97)	(1.44)	(1.95)	(2.44)	(0.28)	(0.30)	(0.06)

Net asset value at end of period	$24.87	$28.52	$27.24	$24.44	$19.74	$12.58	$15.35	$15.99	$14.16	$11.83

TOTAL RETURN(a)	(0.69)%	11.92%	17.69%	29.61%	(6.38)%	(2.91)%	11.60%	14.78%	22.76%	(12.67)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.36%	0.36%	0.36%	0.38%	0.38%	0.83%	0.81%	0.82%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.36%	0.36%	0.36%	0.38%	0.38%	0.83%	0.81%	0.82%	0.86%	0.86%
Ratio of expense reductions to average net assets	–	–	–	–	–	0.01%	0.01%	0.01%	0.01%	0.01%
Ratio of net investment income (loss) to average net assets(b)	1.23%	1.15%	1.06%	1.33%	1.02%	0.00%	(0.21)%	(0.06)%	0.63%	0.09%
Ratio of net investment income (loss) to average net assets(c)	1.23%	1.15%	1.06%	1.33%	1.02%	0.00%	(0.21)%	(0.06)%	0.62%	0.08%
Portfolio turnover rate	15%	13%	11%	8%	11%	95%	47%	65%	61%	62%
Number of shares outstanding at end of period (000’s)	119,786	116,969	116,691	119,703	122,335	19,764	18,777	18,583	18,378	20,800
Net assets at end of period (000’s)	$2,979,477	$3,335,644	$3,179,031	$2,925,308	$2,415,464	$248,619	$288,138	$297,068	$260,138	$246,037

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

304

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Money Market I Fund								Nasdaq-100® Index Fund
	Year Ended May 31,								Year Ended May 31,
	2016		2015		2014	2013	2012		2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00		$10.36	$8.71	$6.98	$6.03	$6.45

Income (loss) from investment operations:
Net investment income (loss)(d)	0.00		0.00		0.00	0.00	0.00		0.08	0.07	0.10	0.07	0.04
Net realized and unrealized gain (loss) on investments and foreign currencies	0.00		0.00		–	0.00	0.00		(0.02)	1.79	1.74	1.06	0.31

Total income (loss) from investment operations	0.00		0.00		0.00	0.00	0.00		0.06	1.86	1.84	1.13	0.35

Distributions from:
Net investment income	(0.00)		(0.00)		(0.00)	(0.00)	(0.00)		(0.07)	(0.09)	(0.07)	(0.03)	(0.02)
Net realized gain on securities	–		–		–	–	–		(0.43)	(0.12)	(0.04)	(0.15)	(0.75)

Total distributions	(0.00)		(0.00)		(0.00)	(0.00)	(0.00)		(0.50)	(0.21)	(0.11)	(0.18)	(0.77)

Net asset value at end of period	$1.00		$1.00		$1.00	$1.00	$1.00		$9.92	$10.36	$8.71	$6.98	$6.03

TOTAL RETURN(a)	0.01	%(f)	0.01	%(f)	0.01%	0.01%	0.01	%(e)	1.18%	21.42%	26.44%	19.16%	6.91%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.26%		0.14%		0.16%	0.21%	0.17%		0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of expenses to average net assets(c)	0.51%		0.51%		0.51%	0.52%	0.52%		0.56%	0.54%	0.57%	0.57%	0.59%
Ratio of expense reductions to average net assets	–		–		–	–	–		–	–	0.00%	–	–
Ratio of net investment income (loss) to average net assets(b)	0.01%		0.01%		0.01%	0.01%	0.01%		0.80%	0.72%	1.28%	1.06%	0.59%
Ratio of net investment income (loss) to average net assets(c)	(0.24)%		(0.36)%		(0.34)%	(0.30)%	(0.33)%		0.78%	0.71%	1.25%	1.02%	0.52%
Portfolio turnover rate	N/A		N/A		N/A	N/A	N/A		8%	7%	8%	5%	12%
Number of shares outstanding at end of period (000’s)	343,490		343,881		367,402	378,729	409,147		32,164	31,854	29,275	29,011	27,028
Net assets at end of period (000’s)	$343,490		$343,363		$366,768	$378,086	$408,487		$319,222	$330,077	$255,120	$202,595	$162,983

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from the effect of payments by an affiliate.
(f)	The Fund’s performance figure was increased by less than 0.01% from the effect of payments by an affiliate (See Note 3).

See Notes to Financial Statements

305

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Science & Technology Fund					Small Cap Aggressive Growth Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$26.68	$24.83	$19.19	$15.84	$17.57	$14.56	$14.12	$13.18	$10.33	$12.63

Income (loss) from investment operations:
Net investment income (loss)(d)	(0.02)	(0.03)	(0.04)	0.03	(0.01)	(0.03)	(0.06)	(0.11)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.71)	4.70	5.71	3.32	(1.72)	(2.61)	4.01	2.50	3.08	(1.46)

Total income (loss) from investment operations	(0.73)	4.67	5.67	3.35	(1.73)	(2.64)	3.95	2.39	3.01	(1.52)

Distributions from:
Net investment income	–	–	(0.03)	–	–	–	–	–	–	–
Net realized gain on securities	(4.65)	(2.82)	–	–	–	(1.75)	(3.51)	(1.45)	(0.16)	(0.78)

Total distributions	(4.65)	(2.82)	(0.03)	–	–	(1.75)	(3.51)	(1.45)	(0.16)	(0.78)

Net asset value at end of period	$21.30	$26.68	$24.83	$19.19	$15.84	$10.17	$14.56	$14.12	$13.18	$10.33

TOTAL RETURN(a)	0.39%	19.52%	29.55%	21.15%	(9.85)%	(16.21)%	30.24%	17.46%	29.43%	(11.72)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.99%	0.98%	0.99%	1.02%	1.02%	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets(c)	0.99%	0.98%	0.99%	1.02%	1.02%	1.01%	1.01%	1.02%	1.05%	1.10%
Ratio of expense reductions to average net assets	0.01%	0.01%	0.01%	0.01%	0.01%	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	(0.07)%	(0.12)%	(0.18)%	0.15%	(0.10)%	(0.24)%	(0.42)%	(0.70)%	(0.61)%	(0.59)%
Ratio of net investment income (loss) to average net assets(c)	(0.07)%	(0.12)%	(0.18)%	0.15%	(0.10)%	(0.26)%	(0.44)%	(0.72)%	(0.67)%	(0.70)%
Portfolio turnover rate	107%	101%	102%	99%	113%	101%	94%	111%	97%	169%
Number of shares outstanding at end of period (000’s)	43,694	38,035	37,726	40,253	45,092	10,084	7,959	7,180	6,240	6,994
Net assets at end of period (000’s)	$930,756	$1,014,902	$936,688	$772,614	$714,118	$102,540	$115,869	$101,410	$82,222	$72,224

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

306

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Small Cap Fund					Small Cap Index Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$14.18	$15.00	$13.46	$10.33	$11.22	$21.23	$20.40	$18.13	$14.03	$15.60

Income (loss) from investment operations:
Net investment income (loss)(d)	0.04	0.02	0.00	0.04	0.00	0.24	0.24	0.21	0.24	0.18
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.17)	1.55	2.31	3.10	(0.88)	(1.86)	1.99	2.80	4.06	(1.61)

Total income (loss) from investment operations	(1.13)	1.57	2.31	3.14	(0.88)	(1.62)	2.23	3.01	4.30	(1.43)

Distributions from:
Net investment income	(0.03)	–	(0.05)	(0.01)	(0.01)	(0.25)	(0.23)	(0.26)	(0.20)	(0.14)
Net realized gain on securities	(2.06)	(2.39)	(0.72)	–	–	(1.45)	(1.17)	(0.48)	–	–

Total distributions	(2.09)	(2.39)	(0.77)	(0.01)	(0.01)	(1.70)	(1.40)	(0.74)	(0.20)	(0.14)

Net asset value at end of period	$10.96	$14.18	$15.00	$13.46	$10.33	$17.91	$21.23	$20.40	$18.13	$14.03

TOTAL RETURN(a)	(5.20)%	11.10%	17.13%	30.40%	(7.81)%	(6.05)%	11.23%	16.64%	30.91%	(9.13)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.93%	0.93%	0.93%	0.93%	0.93%	0.42%	0.40%	0.40%	0.44%	0.44%
Ratio of expenses to average net assets(c)	1.01%	1.00%	1.01%	1.04%	1.05%	0.42%	0.40%	0.40%	0.44%	0.44%
Ratio of expense reductions to average net assets	0.00%	0.01%	0.00%	0.01%	0.01%	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	0.29%	0.15%	0.01%	0.35%	0.01%	1.26%	1.15%	1.03%	1.51%	1.26%
Ratio of net investment income (loss) to average net assets(c)	0.21%	0.08%	(0.07)%	0.24%	(0.11)%	1.26%	1.15%	1.03%	1.51%	1.26%
Portfolio turnover rate	29%	32%	32%	27%	39%	13%	14%	13%	12%	14%
Number of shares outstanding at end of period (000’s)	27,431	24,990	24,251	26,071	28,964	55,029	52,734	54,260	54,297	57,427
Net assets at end of period (000’s)	$300,734	$354,294	$363,807	$350,845	$299,145	$985,833	$1,119,463	$1,106,865	$984,357	$805,784

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursements, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

307

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Small Cap Special Values Fund					Small-Mid Growth Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$13.74	$13.87	$11.32	$8.99	$9.67	$13.57	$14.54	$12.67	$10.56	$11.72

Income (loss) from investment operations:
Net investment income (loss)(d)	0.16	0.18	0.12	0.07	0.05	(0.04)	(0.06)	(0.07)	0.00	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.24)	0.92	2.53	2.32	(0.66)	(1.07)	2.72	2.45	2.11	(1.11)

Total income (loss) from investment operations	(0.08)	1.10	2.65	2.39	(0.61)	(1.11)	2.66	2.38	2.11	(1.16)

Distributions from:
Net investment income	(0.21)	(0.14)	(0.10)	(0.06)	(0.07)	–	–	(0.01)	–	–
Net realized gain on securities	(1.40)	(1.09)	–	–	–	(1.23)	(3.63)	(0.50)	–	–

Total distributions	(1.61)	(1.23)	(0.10)	(0.06)	(0.07)	(1.23)	(3.63)	(0.51)	–	–

Net asset value at end of period	$12.05	$13.74	$13.87	$11.32	$8.99	$11.23	$13.57	$14.54	$12.67	$10.56

TOTAL RETURN(a)	1.49%	8.16%	23.43%	26.67%	(6.27)%	(6.27)%	19.75%	18.77%	19.98%	(9.90)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.88%	0.87%	0.88%	0.90%	0.90%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets(c)	0.88%	0.87%	0.88%	0.92%	0.93%	1.00%	1.00%	1.03%	1.05%	1.06%
Ratio of expense reductions to average net assets	0.00%	0.01%	0.00%	0.01%	0.01%	0.01%	0.01%	0.00%	0.01%	0.02%
Ratio of net investment income (loss) to average net assets(b)	1.29%	1.23%	0.89%	0.74%	0.59%	(0.33)%	(0.41)%	(0.50)%	0.03%	(0.52)%
Ratio of net investment income (loss) to average net assets(c)	1.29%	1.23%	0.89%	0.72%	0.57%	(0.33)%	(0.41)%	(0.52)%	(0.02)%	(0.58)%
Portfolio turnover rate	74%	52%	65%	58%	60%	64%	55%	148%	107%	120%
Number of shares outstanding at end of period (000’s)	19,831	17,394	17,993	19,976	20,167	9,812	9,713	8,584	8,625	9,581
Net assets at end of period (000’s)	$238,888	$238,986	$249,579	$226,140	$181,376	$110,230	$131,771	$124,839	$109,283	$101,132

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

308

VALIC Company I

FINANCIAL HIGHLIGHTS — (continued)

	Stock Index Fund					Value Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$36.60	$34.65	$30.07	$24.50	$26.71	$15.46	$14.18	$12.40	$9.63	$10.28

Income (loss) from investment operations:
Net investment income (loss)(d)	0.63	0.62	0.55	0.53	0.45	0.26	0.21	0.19	0.20	0.18
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.59)	3.29	5.38	5.91	(0.76)	(0.57)	1.29	1.81	2.83	(0.70)

Total income (loss) from investment operations	0.04	3.91	5.93	6.44	(0.31)	(0.31)	1.50	2.00	3.03	(0.52)

Distributions from:
Net investment income	(0.89)	(0.60)	(0.56)	(0.46)	(0.46)	(0.22)	(0.22)	(0.22)	(0.26)	(0.13)
Net realized gain on securities	(2.61)	(1.36)	(0.79)	(0.41)	(1.44)	–	–	–	–	–

Total distributions	(3.50)	(1.96)	(1.35)	(0.87)	(1.90)	(0.22)	(0.22)	(0.22)	(0.26)	(0.13)

Net asset value at end of period	$33.14	$36.60	$34.65	$30.07	$24.50	$14.93	$15.46	$14.18	$12.40	$9.63

TOTAL RETURN(a)	1.38%	11.41%	20.01%	26.86%	(0.76)%	(1.80)%	10.65%	16.26%	31.97%	(5.00)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.35%	0.34%	0.35%	0.36%	0.37%	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.35%	0.34%	0.35%	0.36%	0.37%	0.93%	0.93%	0.93%	0.95%	0.97%
Ratio of expense reductions to average net assets	–	–	–	–	–	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	1.83%	1.68%	1.71%	1.94%	1.83%	1.78%	1.33%	1.46%	1.87%	1.87%
Ratio of net investment income (loss) to average net assets(c)	1.83%	1.68%	1.71%	1.94%	1.83%	1.69%	1.25%	1.38%	1.77%	1.75%
Portfolio turnover rate	3%	3%	4%	3%	3%	15%	16%	16%	23%	13%
Number of shares outstanding at end of period (000’s)	124,483	123,499	129,109	132,191	138,507	7,241	7,559	8,595	8,978	10,469
Net assets at end of period (000’s)	$4,125,329	$4,519,626	$4,473,003	$3,974,531	$3,393,666	$108,136	$116,875	$121,864	$111,303	$100,820

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

309

VALIC Company I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

VALIC Company I

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the thirty-four funds constituting VALIC Company I (the “Series”) at May 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas

July 28, 2016

310

VALIC Company I

APPROVAL OF ADVISORY AGREEMENTS (unaudited)

Approval of the Victory Sub-Advisory Agreement with respect to the VC I Small Cap Aggressive Growth Fund

At an in-person meeting held on April 25-26, 2016 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I (“VC I”), including the Directors who are not interested persons of VC I, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Victory Capital Management Inc. (“Victory”) respect to the VC I Small Cap Aggressive Growth Fund (the “Fund”). The approval of the Sub-Advisory Agreement was made in connection with Victory’s anticipated acquisition of RS Investment Management Co. LLC (“RS”), which once completed, would be deemed a change in control of RS and the prior sub-advisory agreement then in effect between VALIC and RS (the “Prior Sub-Advisory Agreement”) would therefore automatically terminate in accordance with its terms and pursuant to the 1940 Act.

In connection with the approval of the Sub-Advisory Agreement, the Board, including the Independent Directors, received materials relating to certain factors the Board considered in determining whether to approve the Sub-Advisory Agreement. Those factors included: (1) the nature, extent and quality of the services to be provided to the Fund by Victory; (2) the sub-advisory fees proposed to be charged in connection with Victory’s management of the Fund, compared to sub-advisory fee rates of a group of funds with similar investment objectives, as selected by an independent third-party provider of investment company data (“Subadvisory Expense Group/Universe”); (3) the investment performance of the Fund compared to the performance of comparable funds as selected by an independent third-party provider of investment company data (“Performance Group”), and against the Fund’s benchmark (“Benchmark”), and the performance of comparable funds managed by RS against the Benchmark; (4) the costs of services and the benefits potentially to be derived by Victory; (5) whether the Fund will benefit from possible economies of scale from engaging Victory; (6) information regarding Victory’s brokerage and trading practices and compliance and regulatory history; and (7) the terms of the proposed Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board also took into account a presentation made at the Meeting by members of management as well as a presentation made by representatives from Victory who responded to questions posed by the Board and management. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by Victory. The Board reviewed information provided by Victory relating to its operations and personnel. The Board also took into account that the individuals at RS currently responsible for managing the Fund’s portfolio will continue to manage the Fund’s portfolio at Victory. The Board also noted that Victory’s management of the Fund will be subject to the oversight of the VALIC and the Board, and must be made in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. The Board also noted that the Fund’s principal investment strategies and techniques were not expected to change in connection with the appointment of Victory.

The Board considered information provided to them regarding the services to be provided by Victory. The Board noted that Victory will (i) determine the securities to be purchased or sold on behalf of the Fund; (ii) provide VALIC with records concerning its activities, which VALIC or the Fund is required to maintain; and (iii) render regular reports to VALIC and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities. The Board reviewed Victory’s history and investment experience as well as information regarding the qualifications, background and responsibilities of Victory’s investment and compliance personnel who would provide services to the Fund. The Board also took into account the financial condition of Victory. The Board also reviewed Victory’s brokerage practices. The Board also considered Victory’s risk management processes and regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Fund.

The Board concluded that the scope and quality of the sub-advisory services to be provided by Victory were expected to be satisfactory and that there was a reasonable basis to conclude that Victory would provide a high quality of investment services to the Fund.

Fees and Expenses; Investment Performance. The Board received and reviewed information regarding the fees proposed to be charged by Victory for sub-advisory services compared against the sub-advisory fees of the funds in the Fund’s Subadvisory Expense Group/Universe. The Board noted that VALIC negotiated the sub-advisory fee with Victory at arm’s length. The Board also noted that the sub-advisory fee rate to be payable to Victory pursuant to the Sub-Advisory Agreement is identical to the sub-advisory fee rate payable to RS pursuant to the Prior Sub-Advisory Agreement. The Board also considered that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Fund, that the sub-advisory fees are not paid by the Fund, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. Therefore, the Board considered that the appointment of Victory will not result in any change to the management fee paid by the Fund to VALIC. The Board also considered expense information of comparable funds or accounts managed by Victory that have comparable investment objectives and strategies to the Fund.

The Board considered that the proposed sub-advisory fees payable to Victory are above the medians of the Fund’s Subadvisory Expense Group/Universe. The Board also considered that the sub-advisory fee rate payable to Victory contains breakpoints. The Board also took account of management’s discussion of the Fund’s proposed sub-advisory fees and concluded in light of all factors considered that such fees were reasonable.

The Board also received and reviewed information prepared by an independent third-party provider of mutual fund data regarding the Fund’s investment performance compared against the Performance Group as of the period ended February 29, 2016. The Board noted that the Fund underperformed the median of the Performance Group for the 1- year period, and outperformed the median of the Performance Group for the 3- and 5- year periods. The Board also noted that the Fund underperformed its Benchmark for the 1- year period ended March 31, 2016 and outperformed its Benchmark for the 3- and 5- year periods ended March 31, 2016. The Board also noted that the Fund outperformed its Lipper Index for the 1-, 3- and 5- year periods ended February 29, 2016. The Board also considered the performance of funds managed by Victory with a similar investment strategy as the Fund (“Comparable Funds”). The Board noted that the Comparable Funds outperformed the Benchmark for the 1-, 3- and 5- year periods ended December 31, 2015.

Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits expected to be realized in connection with the Sub-Advisory Agreement. The Board was previously apprised that VALIC generally reviews a number of factors in determining appropriate sub-advisory fee levels. Such factors may include a

311

VALIC Company I

APPROVAL OF ADVISORY AGREEMENTS (unaudited) — (continued)

review of (1) style class peers primarily within the variable annuity and qualified plan universe; (2) key competitor analysis; (3) analysis of the strategies managed by the sub-advisers; (4) product suitability; and (5) special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

The Board noted that the sub-advisory fee rate proposed to be paid pursuant the Sub-Advisory Agreement is identical to the sub-advisory fee rate payable pursuant to the Prior Sub-Advisory Agreement. The Board considered that the sub-advisory fee rate was negotiated with Victory at arm’s length. In considering the anticipated profitability to Victory in connection with its relationship to the Fund, the Directors noted that the fees under the Sub-Advisory Agreement will be paid by VALIC out of the advisory fees that VALIC will receive from the Fund.

In light of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of Victory from its relationship with the Fund was not material to their deliberations with respect to consideration of approval of the Sub-Advisory Agreement.

Economies of Scale. For similar reasons as stated above with respect to Victory’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in Victory’s management of the Fund are not a material factor to the approval of the Sub-Advisory Agreement, although the Board noted that the Fund has breakpoints at the sub-advisory fee level.

Terms of the Sub-Advisory Agreement. The Board reviewed the terms of the Sub-Advisory Agreement including the duties and responsibilities to be undertaken. The Board noted that the terms of the Sub-Advisory Agreement will not differ materially from the terms of the Prior Sub-Advisory Agreement except for the parties to the Sub-Advisory Agreement and the effective date and the term of the Sub-Advisory Agreement. The Board concluded that the terms of the Sub-Advisory Agreement were reasonable.

Conclusions. In reaching its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that Victory possesses the capability and resources to perform the duties required of it under the Sub-Advisory Agreement.

312

VALIC Company I

DIRECTOR AND OFFICER INFORMATION — May 31, 2016 (unaudited)

Name, Age and Address at May 31, 2016*	Position Held With VALIC Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director(3)
Independent Directors
Thomas J. Brown Age: 70	Director	2005- Present	Retired	49	Trustee, Virtus Series Fund (2011-Present).
Dr. Judith L. Craven Age: 70	Director	1998- Present	Retired	77	Director, A.G. Belo Corporation, a media company (1992-2014); Director, SYSCO Corporation, a food marketing and distribution company (1996-Present); Director, Luby’s Restaurant (1998-Present); Director, Hilton Hotel — Downtown Houston (1998-2011).
William F. Devin Age: 77	Chairman and Director(5)	2001- Present	Retired, Executive Vice President, Fidelity Management Resources, a broker-dealer (since 1996).	77	Director, Boston Options Exchange (2001-2011)
Dr. Timothy J. Ebner Age: 66	Director	1998- Present	Professor and Head, Department of Neuroscience Medical School (1980-Present), and Visscher Chair of Physiology, University of Minnesota (1999-2013); Pickworth Chair (2000-Present) and Scientific Director, Society for Research on the Cerebellum (2008-Present); President, Association of Medical School Neuroscience Department Chairpersons (2011-2014).	49	Trustee, Minnesota Medical Foundation (2003-2013).
Judge Gustavo E. Gonzales, Jr. Age: 75	Director	1998- Present	Semi-Retired. Attorney At Law, Criminal Defense and General Practice (2004-2014). Retired Municipal Court Judge, Dallas, TX (since 2004).	49	None.
Kenneth J. Lavery Age: 66	Director	2001- Present	Retired, Vice President, Massachusetts Capital Resources Co. (1982-2012).	49	None.
Dr. John E. Maupin, Jr. Age: 69	Director	1998- Present	Retired, President, Morehouse School of Medicine, Atlanta, Georgia (2006-2014).	49	Director, LifePoint Hospitals, Inc., hospital management (1999-Present); Director, HealthSouth, Corporation, rehabilitation health care services (2004-Present); Director, Regions Financials Inc., bank holding company (2007-Present).
Interested Directors
Peter A. Harbeck(1) Age: 62	Director	2001- Present	President, CEO and Director, SAAMCo (1995-Present); Director, AIG Capital Services, Inc. (“ACS”) (1993-Present); Chairman, President and CEO, Advisor Group, Inc. (2004-2016)	140	None.
Officers
John T. Genoy Age: 47	President and Principal Executive Officer	2014- Present	Chief Financial Officer (2002-Present), Senior Vice President, (2003-Present), Chief Operating Officer (2006-Present) and Director (2014 to Present), SAAMCo.	N/A	N/A

313

VALIC Company I

DIRECTOR AND OFFICER INFORMATION — May 31, 2016 (unaudited) — (continued)

Name, Age and Address at May 31, 2016*	Position Held With VALIC Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director(3)
Officers
John Packs Age: 60	Vice President and Senior Investment Officer	2001- Present	Senior Investment Officer, VALIC (2001-2013); Senior Vice President, SAAMCo (2008-Present).	N/A	N/A
Gregory R. Kingston Age: 50	Treasurer and Principal Financial Officer	2000- Present	Vice President (2001-2014) and Head of Mutual Fund Administration (2014-Present), SAAMCo.	N/A	N/A
Gregory N. Bressler Age: 49	Vice President	2005- Present	Senior Vice President, General Counsel (2005-Present) and Assistant Secretary (2013-Present), SAAMCo.	N/A	N/A
Katherine Stoner Age: 59	Vice President and Chief Compliance Officer	2011- 2016	Vice President, SAAMCo (May 2011- Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”), Western National Life Insurance Company (“WNL”) and American General Distributors, Inc. (2006-2011); 38a-1 Chief Compliance Officer, VALIC and American General Life Insurance Company (2005-Present); Deputy General Counsel and Secretary, VALIC and WNL (2007-2011); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010-2011).	N/A	Director, American General Distributors, Inc. (2006-2011)
Matthew J. Hackethal Age: 44	Anti-Money Laundering (“AML”) Compliance Officer	2007- Present	Chief Compliance Officer (2006-Present) and Vice President (2011-Present), SAAMCo; AML Compliance Officer, SunAmerica Fund Complex (2006-Present).	N/A	N/A
Thomas M. Ward Age: 49	Vice President	2008- Present	Vice President (2009-Present), VALIC and VALIC Financial Advisors, Inc.	N/A	N/A
Kathleen Fuentes Age: 47	Chief Legal Officer, Vice President and Secretary	2015- Present	Vice President and Deputy General Counsel, SAAMCo (2006-Present).	N/A	N/A
Shawn Parry Age: 43	Vice President and Assistant Treasurer	2014- Present	Vice President (2014-Present) and Assistant Vice President (2005-2014), SAAMCo; and Product Manager (2009-2010), Invesco Advisers, Inc.	N/A	N/A
Donna McManus Age: 55	Vice President and Assistant Treasurer	2014- Present	Vice President, SAAMCo (2014-Present); Managing Director, BNY Mellon (2009-2014).	N/A	N/A
*	The business address for each Director and Officer is, 2929 Allen Parkway, Houston, TX, 77019.
(1)	Interested Director, as defined within the Investment Company Act of 1940 (the “1940 Act”), because of current employment with SunAmerica, an affiliated company with VALIC.
(2)	The “Fund Complex” consists of all registered investment company portfolios for which VALIC or an affiliated person of VALIC serves as investment adviser or administrator. The “Fund Complex” includes the Series (34 funds), SunAmerica Speciality Series (7 funds), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (8 portfolios), Seasons Series Trust (20 portfolios), SunAmerica Series Trust (43 portfolios), and VALIC Company II (15 funds).
(3)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.
(4)	Directors serve until their successors are duly elected and qualified.
(5)	Effective July 27, 2005, Mr. Devin became Chairman of the Board.

Additional Information concerning the Directors and Officers is contained in the Statement of Additional Information and is available without charge by calling 1-800-448-2542.

314

VALIC Company I

SHAREHOLDER TAX INFORMATION (unaudited)

Certain tax information regarding the VALIC Company I Series is required to be provided to the shareholders based upon each Fund’s income and distributions for the year ended May 31, 2016.

During the year ended May 31, 2016, the Funds paid the following long-term capital gains dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

Fund	Net Long-term Capital Gains	Foreign Tax Credit*	Foreign Source Income	Qualifying % for the 70% Dividends Received Deduction
Asset Allocation	$16,234,901	$—	$—	24.84%
Blue Chip Growth	73,503,822	—	—	84.07
Broad Cap Value Income	3,515,188	—	—	100.00
Capital Conservation	—	—	—	—
Core Equity	—	—	—	100.00
Dividend Value	60,987,882	—	—	100.00
Dynamic Allocation*	9,569,463	51,342	522,092	28.93
Emerging Economies*	—	1,529,246	16,668,859	0.51
Foreign Value*	—	1,161,237	13,766,856	0.26
Global Real Estate*	21,079,653	373,823	7,648,308	—
Global Social Awareness	—	—	—	43.43
Global Strategy*	26,482,368	453,519	8,662,955	6.57
Government Securities	—	—	—	—
Growth	116,640,377	—	—	30.82
Growth & Income	4,000,944	—	—	77.92
Health Sciences	91,717,157	—	—	12.01
Inflation Protected	194,385	—	—	1.80
International Equities*	—	1,213,468	20,548,361	—
International Government Bond	2,149	—	—	—
International Growth*	39,002,240	603,280	9,600,924	—
Large Cap Core	25,934,878	—	—	44.80
Large Capital Growth	16,356,235	—	—	83.53
Mid Cap Index	277,349,503	—	—	71.70
Mid Cap Strategic Growth	33,719,622	—	—	100.00
Money Market I	—	—	—	—
Nasdaq-100 Index®	12,643,005	—	—	100.00
Science & Technology	131,856,793	—	—	16.99
Small Cap Aggressive Growth	13,991,856	—	—	29.21
Small Cap	46,713,634	—	—	100.00
Small Cap Index	70,811,774	—	—	52.52
Small Cap Special Values	21,324,342	—	—	54.48
Small-Mid Growth	7,374,256	—	—	12.15
Stock Index	294,316,175	—	—	99.44
Value	—	—	—	—

*	The Funds make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid to shareholders.

315

VALIC Company I

COMPARISONS: FUNDS VS. INDEXES (unaudited)

In the following pages, we have included graphs that compare the Fund’s performance with certain market indices. These graphs show the hypothetical growth of a $10,000 investment in each Fund versus the same $10,000 investment in comparable market indices. Descriptions of these market indices are provided below the individual graphs. It is important to note that the VC I Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged.

Please note that the graphs and tables that accompany the following investment comments include all fund expenses, but do not reflect the charges imposed by the variable annuity contract or variable life insurance policy (collectively, the “Contracts”), qualifying employer-sponsored retirement plan (the “Plans”), or Individual Retirement Accounts (“IRAs”). All dividends are assumed to be reinvested. No expenses are deducted from the performance of the indices.

Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks are subject to additional risks, including political and social instability, differing securities regulations and accounting standards, and limited public information. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other federal government entity. Lower rated high yield, high-risk securities generally involve more credit risk. These securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities. The common stocks of medium-sized companies may be more volatile than those of larger, more established companies. Investing in real estate involves special risks, which may not be associated with investing in stocks, including possible declines in real estate values, adverse economic conditions, and changes in interest rates. Investments in small capitalization and emerging growth companies involve greater than average risk. Such securities may have limited marketability and the issuers may have limited product lines, markets and financial resources. The value of such investments may fluctuate more widely than investments in larger, more established companies. The technology industry can be significantly affected by obsolescence, short product cycles, falling prices and profits, and competition from new market participants. Funding choices that primarily invest in one sector are more volatile than those that diversify across many industry sectors and companies.

316

VALIC Company I Asset Allocation Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with Pinebridge Investments, LLC

The Asset Allocation Fund posted a return of -2.16% for the twelve-month period ended May 31, 2016, compared to a return of 1.72% for the S&P 500® Index, 2.99% for the Barclays U.S. Aggregate Bond Index, 0.12% for the Citi Treasury Bill 3 Month Index, and 2.25% for the Blended Index.

The Fund consists of four equity components (Index, Growth, Value, and Research Enhanced), a fixed income component, and a cash component. Overall, asset allocation was the primary factor leading to the underperformance. Both the Research Enhanced and the Growth Equity components beat the S&P 500® Index return of 1.72% over the period. Lagging the S&P 500® Index’s return were the Value Equity component and the Index Equity component. The top performing component over the past twelve months in absolute terms was the fixed income portfolio, but it underperformed the Barclays U.S. Aggregate Bond Index’s return of 2.99%.

Benchmark allocations are: 55% equity, 35% fixed income, and 10% cash. With few exceptions, an equity overweight versus the benchmark allocation of 55% was maintained throughout the year, with a growing allocation to international equities (primarily Europe and Japan). The fund had a fixed income underweight versus the benchmark allocation of 35% at the beginning of the period, moved to an overweight in the second half of 2015, and was brought back to an underweight position after January 2016. Cash allocations in the fund were underweight versus the benchmark allocation of 10% throughout the year.

Treasury futures contracts were used to hedge interest rate risk while equity index futures were used for hedging and efficient portfolio management. In aggregate, these positions produced a 0.20% contribution to the fund’s performance during the year.

For the year ended May 31, 2016, the Asset Allocation Fund returned -2.16% compared to 1.72% for the S&P 500® Index, 2.99% for the Barclays U.S. Aggregate Bond Index, 0.12% for the Citi Treasury Bill 3 Month Index and 2.25% for the Blended Index.

*

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

**	The Blended Index consists of the S&P 500® Index (55%), the Barclays U.S. Aggregate Bond Index (35%), and the Citi Treasury Bill 3 Month Index (10%).

***	The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities and commercial mortgage-backed securities.

†	The Citi Treasury Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-2.16%	6.24%	6.31%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

317

VALIC Company I Blue Chip Growth Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with T. Rowe Price Associates, Inc.

The Blue Chip Growth Fund posted a return of 0.17% for the twelve-month period ended May 31, 2016, compared to a return of 1.72% for the S&P 500® Index.

The Fund’s relative underperformance was driven by both sector allocation as well as stock selection.

On the positive side, the information technology and consumer discretionary sectors contributed the most to relative results due to effective stock selection and the overweight positioning.

The top performing names in the Fund included Amazon.com, Inc., Alphabet, Inc. (formerly Google, Inc.), and Facebook, Inc.

Conversely, the healthcare sector detracted the most from relative performance due to both an unfavorable overweight allocation and adverse stock selection. Consumer staples also detracted from relative results due to the underweight allocation and stock selection.

The bottom performing names in the Fund included Valeant Pharmaceuticals International, Inc., McKesson Corp., and Biogen, Inc.

For the year ended May 31, 2016, the Blue Chip Growth Fund returned 0.17% compared to 1.72% for the S&P 500® Index.

*

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
0.17%	13.08%	8.91%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

318

VALIC Company I Broad Cap Value Income Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with Barrow, Hanley, Mewhinney & Strauss, LLC

The Broad Cap Value Income Fund posted a return of -4.47% for the twelve-month period ended May 31, 2016, compared to a return of -0.06% for the Russell 1000® Value Index.

The largest detractors for the period included stock selection within the financials and the industrials sectors, and lack of exposure to the strong utilities sector.

Stock selection in the consumer staples sector was the largest relative contributor for the period. Underweighting the poorly-performing energy sector was also beneficial.

The largest individual detractors for the period were Rolls-Royce Holdings PLC ADR (industrials), Joy Global, Inc. (industrials), and SLM Corp. (financials).

Top individual contributors for the year included Reynolds American, Inc. (consumer staples), NVR, Inc. (consumer discretionary) and Altria Group, Inc. (consumer staples).

For the year ended May 31, 2016, the Broad Cap Value Income Fund returned -4.47% compared to -0.06% for the Russell 1000® Value Index.

*	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-4.47%	9.25%	6.40%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

319

VALIC Company I Capital Conservation Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with PineBridge Investments, LLC

The Capital Conservation Fund posted a return of 2.47% for the twelve-month period ended May 31, 2016, compared to a return of 2.99% for the Barclays U.S. Aggregate Bond Index.

In aggregate, sector selection had a positive effect on the relative performance of the Fund. Underweight allocations to U.S. treasury securities, government related agency securities, industrials and sovereign bonds all contributed to performance. An overweight to fixed rate agency mortgage backed securities “MBS” detracted from performance. Underweight positioning in government-related authorities also detracted from relative performance.

Security selection was positive overall, primarily due to the financial sector, which in turn was due in large part to the Fund’s exposure to subordinated debt within the sector . Security selection within fixed rate agency MBS, particularly longer-dated bonds, contributed to performance as well. Security selection had a negative impact within the industrial and utilities sectors.

The Fund’s yield curve positioning detracted from performance as rates were volatile during the period.

Top performing individual securities were First Niagara Financial Group, Inc. (6.75% due 03/19/2020) and Verizon Communications, Inc. (4.67% due 03/15/2055). Top individual detractors were Anadarko Petroleum Corp. (6.45% due 09/15/2036), Marathon Oil Corp. (6.60% due 10/11/2037) and Hewlett Packard Corp. (6.00% due 9/15/2041).

For the year ended May 31, 2016, the Capital Conservation Fund returned 2.47% compared to 2.99% for the Barclays U.S. Aggregate Bond Index.

*	The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities and commercial mortgage-backed securities.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
2.47%	3.19%	4.36%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

320

VALIC Company I Core Equity Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with BlackRock Investment Management, LLC

The Core Equity Fund posted a return of -3.07% for the twelve-month period ended May 31, 2016, compared to a return of 0.78% for the Fund’s benchmark, the Russell 1000® Index.

At the sector level, the greatest detractors from performance were energy and health care followed by consumer staples and industrials. The materials and utilities sectors generated positive results.

Stock selection was the greatest detractor overall, driven most by financials and information technology sectors. Positive stock selection in the health care sector offset the headwind from being overweight the sector as did selection within the consumer staples sector.

At the stock level, Apple, Inc., Tyson Foods, Inc. and Raytheon Co. were the top contributors in the portfolio overall.

The greatest individual detractors were Western Digital, Amazon and Citigroup Inc.

For the year ended May 31, 2016, the Core Equity Fund returned -3.07% compared to 0.78% for the Russell 1000® Index.

*	The Russell 1000® Index is a market capitalization-weighted benchmark index made up of the 1,000 largest U.S. stocks in the Russell 3000® Index.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-3.07%	9.05%	5.42%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

321

VALIC Company I Dividend Value Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

The Dividend Value Fund posted a return of 2.20% for the twelve-month period ended May 31, 2016, compared to a return of -0.06% for the Russell 1000® Value Index.

A discussion with Blackrock Investment Management, LLC—regarding their portion of the Fund (the “portfolio”)

The largest contributor to relative returns during the annual period was a combination of stock selection and an underweight position in the energy sector. Stock selection in both the industrials and the consumer discretionary sectors also provided large contributions to relative returns for the period.

The largest detractor from relative performance during the year was stock selection in financials. Stock selection in the materials and the telecommunication services sectors also dampened returns during the period.

Top individual contributors included Home Depot, Inc. (consumer discretionary), Raytheon Co. (industrials), and Northrop Grumman Corp. (industrials).

Individual detractors included Gap, Inc. (consumer discretionary), Citigroup, Inc. (financials), and Marathon Oil Corp. (energy).

A discussion with SunAmerica Asset Management, LLC—regarding their portion of the Fund (the “portfolio”)

On a sector basis, the primary driver of outperformance during the fiscal period were positions among industrials and consumer staples companies. An overweight allocation to the consumer staples sector was also beneficial.

Detracting from performance were positions in the energy group. Overweight exposure in the consumer discretionary sector and lack of exposure to the utilities sector also weighed on relative returns.

In terms of individual holdings, McDonald’s Corp., Altria Group, Inc., and Reynolds American, Inc. were the top contributors to performance on a relative basis.

Larger detractors were positions in Staples, Inc., National Oilwell Varco, Inc., and GameStop Corp., Class A.

For the year ended May 31, 2016, the Dividend Value Fund returned 2.20% compared to -0.06% for the Russell 1000® Value Index.

*	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forcasted growth values.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
2.20%	10.63%	6.17%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

322

VALIC Company I Dynamic Allocation Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

The Dynamic Allocation Fund posted a return of -4.70% for the twelve-month period ended May 31, 2016, compared to a return of 1.72% for the S&P 500® Index, 2.99% for the Barclays Capital U.S. Aggregate Bond Index, and 2.46% for the blended benchmark.

The Fund consists of two components: A fund-of-funds component representing a combination of VC I and VC II Funds, and an overlay component which invests in cash, treasuries and futures, to manage the Fund’s net equity exposure.

For the fiscal period, the fund-of-funds component and the overly component underperformed the blended benchmark.

A discussion with Alliance Bernstein, L.P.—regarding their portion of the Fund (the “portfolio”)

The overlay component performed in-line with expectations given the volatile but range bound market environment during this period. The process to manage the portfolio’s net equity exposure using futures reduced risk but resulted in a drag on performance of 3.5%, within expectations in an environment with frequent large changes in market volatility. The underlying cash assets invested in longer duration U.S. Treasury bonds performed strongly during the period, up 4.4%.

The options hedging program, designed to protect against large and unexpected market declines, also modestly detracted from performance.

A discussion with SunAmerica Asset Management, LLC—regarding their portion of the Fund (the “portfolio”)

The fund-of-funds component underperformed the blended benchmark during the period primarily due to its investments in underlying funds investing primarily in non-U.S. equities, which underperformed the S&P 500® Index. Exposure to underlying funds investing primarily in small- and mid-cap U.S. equities also detracted from returns. In addition, both equity and fixed income underlying funds in aggregate underperformed their respective indices during the period.

Leading detractors from performance included the VC I Foreign Value, VC I International Growth, VC I Emerging Economies, and VC I Broad Cap Value Income Funds. VC I International Government Bond Fund and VC I Government Securities Fund each contributed modestly to performance relative to the blended benchmark.

For the year ended May 31, 2016, the Dynamic Allocation Fund returned -4.70% compared to 1.72% for the S&P 500® Index, 2.99% for the Barclays U.S. Aggregate Bond Index and 2.46% for the Blended Index.

*

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

**	The Blended Index consists of the S&P 500® Index (60%) and the Barclays U.S. Aggregate Bond Index (40%).

***	The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities and commercial mortgage-backed securities.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	Since Inception*
-4.70%	5.09%
*	Inception date of Fund: December 19, 2012

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

323

VALIC Company I Emerging Economies Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with J.P. Morgan Investment Management, Inc.

The Emerging Economies Fund posted a return of -18.60% for the twelve-month period ended May 31, 2016, compared to a return of -17.63% for the MSCI Emerging Markets Index (net).

For the Fund, stock selection was the key detractor. Security selection in Brazil, Turkey, and Thailand all detracted from performance. An overweight to China also weighed on relative performance.

On the positive side, stock selection in China and the energy sector were important drivers of performance. Overweights to Russia and South Korea were additional positive factors.

At the stock level, positions in Great Wall Motor Co., Ltd., Belle International Holdings, Ltd., and SK Hynix, Inc. were among the larger detractors. Among the positive individual performers were Sberbank of Russia OJSC Preferred Shares, NetEase, Inc. ADR, and KT&G Corp.

For the year ended May 31, 2016, the Emerging Economies Fund returned -18.60% compared to -17.63% for the MSCI Emerging Markets Index (net).

*	MSCI Emerging Markets Index (net) is a free-float adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-18.60%	-4.61%	-2.23%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

324

VALIC Company I Foreign Value Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with Templeton Global Advisors, Ltd.

The Foreign Value Fund posted a return of -13.72% for the twelve-month period ended May 31, 2016, compared to a return of -9.68% for the MSCI EAFE Index (net).

The Fund’s stock selection and underweighting in the consumer staples sector were large detractors from relative returns. Stock selection in the financials sector also detracted from relative returns.

Turning to contributors, stock selection in the materials sector notably outperformed. In addition, stock selection in the industrials and materials sectors contributed to performance.

From a regional standpoint, positions in Asia hurt the Fund’s overall performance. The Fund’s overweighted allocation to a weak Chinese market was a large detractor from relative performance during the period, in addition to an overweight position in South Korea. In Europe, stock selection in the United Kingdom and Italy weighed on performance. In contrast, the Fund’s exposure to off-benchmark Canada strongly contributed, in addition to positive selection in Germany.

Among individual performers, some of the largest detractors were Credit Suisse Group AG, UniCredit SpA, and GCL-Poly Energy Holdings, Ltd. Sizeable contributions to performance came from Barrick Gold Corp., Silver Wheaton Corp., and Glencore PLC.

For the year ended May 31, 2016, the Foreign Value Fund returned -13.72% compared to -9.68% for the MSCI EAFE Index (net).

*	The MSCI EAFE Index (Europe, Australasia, Far East) (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index (net) consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-13.72%	-0.27%	1.99%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

325

VALIC Company I Global Real Estate Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

The Global Real Estate Fund posted a return of 1.53% for the twelve-month period ended May 31, 2016, compared to a return of 4.29% for the FTSE EPRA/NAREIT Developed Index.

A discussion with Invesco Advisers, Inc. — regarding their portion of the Fund (the “portfolio”)

The portfolio underperformed the U.S. portion of the FTSE EPRA/NAREIT Index but outperformed the FTSE EPRA/NAREIT Index in total during the period. Both stock selection and sector selection detracted relative to the index. Healthcare, industrial office and timber were the primary detractors. Positive sector contributors included data centers and residential apartments.

The top performing countries in the index were the U.S., Continental Europe and Australia.

The top individual contributors were Simon Property Group, Inc., Equinix, Inc., and Public Storage.

Bottom performing securities were HCP, Inc., Diamondrock Hospitality Co., and Hilton Worldwide Holdings, Inc.

A discussion with Goldman Sachs Asset Management, L.P. — regarding their portion of the Fund (the “portfolio”)

Within the index, United States, New Zealand and Continental Europe were the top absolute performers during the reporting period. Conversely, Hong Kong and Singapore were the weakest absolute performers during the period.

The portfolio underperformed the FTSE EPRA/NAREIT Developed Index during the period. An underweight to the United States was the largest detractor from performance. With regards to positions held, investments in Japan and Hong Kong detracted from performance. Within Japan, positions in Mitsubishi Estate Co., Ltd, Mitsui Fudosan Co., Ltd., and Sumitomo Realty & Development, Co., Ltd. detracted most from performance. Conversely, Australia and Continental Europe were top contributors to the portfolio’s relative returns. Within Australia, positions in Vicinity Centres, GPT Group and Charter Hall Group contributed most to performance.

For the year ended May 31, 2016, the Global Real Estate Fund returned 1.53% compared to 4.29% for the FTSE EPRA/NAREIT Developed Index.

*	The FTSE EPRA/NAREIT Developed Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	Since Inception*
1.53%	6.14%	4.89%
*	Inception date of Fund: March 10, 2008

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

326

VALIC Company I Global Social Awareness Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with SunAmerica Asset Management, LLC — (“SAAMCo”)

The Global Social Awareness Fund posted a return of -2.83% for the twelve-month period ended May 31, 2016, compared to a return of -3.96% for the MSCI World Index (net).

During the period, the MSCI World Index (net) underperformed the major U.S. market indices, returning -3.96%, while the S&P 500® and Russell 1000® gained 1.72% and 0.78%, respectively. Materials and energy sectors dragged the MSCI World Index (net) lower, returning -12.90% and -9.59%, on average, respectively. Losses were offset, however, by the consumer staples and telecom services companies which gained 8.57% and 3.92%, respectively.

Top portfolio contributors on a relative basis included Fiserv, Inc., Johnson & Johnson, Clorox Co., Chubb, Ltd., and Kimberly-Clark Corp. Gains were offset, however, by positions in AT&T, Inc., Amec Foster Wheeler PLC, Hong Kong Exchanges & Clearing, Ltd., Williams Cos., Inc., and Weatherford International PLC.

Stock selection among Japanese, U.S., and Australian equities helped drive outperformance during the annual period, while positioning in Hong Kong, Canada, and Singapore negatively impacted returns.

The Fund utilized stock index futures contracts to keep its cash position fully exposed to the market. Because the futures contracts are tied to the Fund’s underlying benchmark and represent a very small portion of the total portfolio, their impact on Fund performance is negligible.

For the year ended May 31, 2016, the Global Social Awareness Fund returned -2.83% compared to -3.96% for MSCI World Index (net).

*

The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (net) consists of the following 23 developed market country Indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-2.83%	7.95%	5.01%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

327

VALIC Company I Global Strategy Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

The Global Strategy Fund posted a return of -10.23% for the twelve-month period ended May 31, 2016, compared to a return of -5.42% for the MSCI ACWI (net), 7.28% for the JPMorgan GBI Global Index (unhedged) and -0.23% for the Blended Index.

A discussion with Templeton Investment Counsel, LLC — regarding their portion of the Fund (the “portfolio”) (Equity)

During the 12-month period, the portfolio underperformed relative to the benchmark MSCI ACWI (net). From a sector perspective, both stock selection and sector allocation detracted from relative performance. Stock selection in the financials, consumer staples, and industrials sectors detracted from relative returns.

Select sectors, which included information technology, materials, and energy, aided performance based on stock selection within each sector.

From a regional perspective, stock selection and an underweighting in the U.S. detracted from relative performance. An overweighting in Europe, particularly in the U.K., also hurt relative returns as did stock selection in Asia. In contrast, stock selection in Germany and Taiwan contributed to relative returns. Also, the portfolio’s lack of exposure to Hong Kong and an underweight to Japan aided performance relative to the index.

Some large individual detractors during the period were UniCredit SpA (Italy), Allegheny Technologies, Inc. (U.S.), and Credit Suisse Group AG (Switzerland). Significant individual contributors included Applied Materials, Inc. (U.S.), Microsoft Corp. (U.S.), and Alphabet Inc., Class A (U.S.).

A discussion with Franklin Advisers, Inc. — regarding their portion of the Fund (the “portfolio”) (Fixed Income)

The portfolio underperformed the benchmark JPMorgan GBI Global Index (unhedged) for the twelve-month period. The portfolio’s fixed income benchmark index consists solely of investment-grade global government bonds, while the portfolio’s holdings include investment-grade and below investment-grade global government bonds, sovereign debt and cash. The portfolio also invests in currency-related transactions. The portfolio’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Overall, currency positions and interest rate strategies detracted from relative performance during the period. Exposure to the Japanese Yen and the Euro detracted from relative returns, as did currency positions in the Mexican peso and in Asia ex-Japan, including the Malaysian Ringgit and the South Korean Won. Select duration exposures in Europe detracted from relative performance as did duration exposures in Japan and the U.S.

During the period, sovereign credit exposures contributed to relative performance. Further additions to overall performance came from currency positions in the British Pound and the Australian Dollar.

328

VALIC Company I Global Strategy Fund

COMPARISON: FUND VS. INDEX (unaudited) — (continued)

For the year ended May 31, 2016, the Global Strategy Fund returned -10.23% compared to -5.42% for the MSCI ACWI (net), 7.28% for the JPMorgan GBI Global Index (unhedged) and -0.23% for the Blended Index.

*	The MSCI ACWI (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand and Turkey, and United Arab Emirates. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

**	The Blended Index is comprised of the JPMorgan GBI Global Index (unhedged) (40%) and the MSCI ACWI Index (net) (60%).

***	The JPMorgan GBI Global Index (unhedged) measures local currency denominated fixed rate government debt issued in 13 developed markets countries. The developed markets consist of regularly traded, fixed rate, domestic government bonds that are available to international investors. The index includes only the most liquid developed markets.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-10.23%	4.19%	6.10%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

329

VALIC Company I Government Securities Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with J.P. Morgan Investment Management, Inc.

The Government Securities Fund posted a return of 2.74% for the twelve-month period ended May 31, 2016, compared to a return of 2.94% for the Barclays U.S. Government Index.

At the end of the 2015 calendar year, the U.S. Federal Reserve Open Market Committee (FOMC) began to tighten monetary policy and raised the federal funds rate for the first time since 2006. As a result, the U.S. Treasury yield curve flattened significantly between the two- and 10-year bellwethers.

The Fund’s duration and yield curve positioning was a net positive for performance, as the Fund maintained an overweight in the belly of the curve (5-10 years), underweight in the 20-plus year bucket, and maintained a shorter duration than the index. The Fund continued to have a yield advantage over the benchmark, which contributed to results over the period. The Fund’s allocation in mortgage-backed securities and commercial mortgage-backed securities was a positive as those sectors outpaced comparable-duration Treasuries. However, the allocation in credit in lieu of treasuries hindered performance, given treasuries relative outperformance over credit.

For the year ended May 31, 2016, the Government Securities Fund returned 2.74% compared to 2.94% for the Barclays U.S. Government Index.

*	The Barclays U.S. Government Index is a market-value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
2.74%	2.98%	3.95%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

330

VALIC Company I Growth Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with American Century Investment Management, Inc.

The Growth Fund posted a return of -0.63% for the twelve-month period ended May 31, 2016, compared to return of 1.61% for the Russell 1000® Growth Index.

The Fund’s relative underperformance was driven predominately by weak stock selection. Sector allocation was positive for the period.

From a sector perspective, consumer discretionary added the most to relative performance due to stock selection, though its modest underweight was just slightly negative. Stock selection in the energy sector also added to relative performance, however, the overweight position detracted.

The top performing names in the Fund included Facebook, Inc., Lockheed Martin Corp., and Amazon.com, Inc.

Conversely, stock selection and the underweight positioning in the consumer staples and telecommunications sectors were key sources of underperformance.

The bottom performing names included Perrigo Co. PLC., Biogen, Inc., and Altria Group, Inc.

Futures were used to hedge cash positions. The positions had a negligible impact on performance over the period.

For the year ended May 31, 2016, the Growth Fund returned -0.63% compared to 1.61% for the Russell 1000® Growth Index.

*	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-0.63%	9.77%	7.60%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

331

VALIC Company I Growth & Income Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with J.P. Morgan Investment Management Inc.

The Growth & Income Fund posted a return of 0.08% for the twelve-month period ended May 31, 2016, compared to a return of 1.72% for the S&P 500® Index.

Stock selection in the industrial cyclical, pharmaceutical/medical technology and financial sectors detracted from results. Offsetting these were positive results in the technology, utilities and retail sectors.

Top individual stock contributors were Walt Disney Co., Accenture PLC, and Adobe Systems, Inc.

Bottom contributors were Valeant Pharmaceuticals International, Inc., Time Warner, Inc., and Twenty-First Century Fox, Inc.

Exchange-traded funds and futures are occasionally used to equitize cash and temporarily gain sector exposure. The cumulative impact to performance of these positions was negligible.

For the year ended May 31, 2016, the Growth & Income Fund returned 0.08% compared to 1.72% for the S&P 500® Index.

*

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
0.08%	9.78%	5.76%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

332

VALIC Company I Health Sciences Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with T. Rowe Price Associates, Inc.

The Health Sciences Fund posted a return of -13.12% for the twelve-month period ended May 31, 2016, compared to a return of -3.28% for the S&P 500® Health Care Index.

Overall, stock selection was the main detractor from relative underperformance, although industry allocation also weighed on relative results. The pharmaceuticals sector detracted the most from relative performance, principally due to stock selection. Negative results in the biotechnology sector also detracted significantly. Stock selection was the primary detractor in that sector, but sector allocation also weighed on results.

Stock selection and an overweight position the in life sciences sector contributed to relative performance.

Significant individual detractors included Valeant Pharmaceuticals International, Inc., Allergan PLC, and Puma Biotechnology, Inc. On the positive side, Thermo Fisher Scientific, Inc., Becton Dickinson and Co., and UnitedHealth Group, Inc. were large contributors to performance.

For the year ended May 31, 2016, the Health Sciences Fund returned -13.12% compared to -3.28% for the S&P 500® Health Care Index.

*

The S&P 500® Health Care Index is an unmanaged, market-capitalization weighted index consisting of healthcare companies in the S&P 500® Index and is designed to measure the performance of the healthcare sector.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-13.12%	20.03%	15.45%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

333

VALIC Company I Inflation Protected Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with PineBridge Investments, LLC

The Inflation Protected Fund posted a return of -0.09% for the twelve-month period ended May 31, 2016, compared to a return of 1.23% for the Barclays U.S. Treasury Inflation-Protected Securities (“TIPS”) Index.

Shorter duration positioning (yield curve) had a negative impact on performance.

Asset allocation had a meaningful positive impact on portfolio performance versus the benchmark index largely through allocation to credit and securitized products (mortgage-backed securities, collateralized mortgage obligations).

Security selection had a modestly negative impact on performance. Among specific securities, U.S. TIPS (0.13% due 04/15/2016) and U.S. TIPS (2.00% due 01/15/2016) were among the best performers, while U.S. TIPS (3.88% due 04/15/2029) and U.S. TIPS (1.75% due 01/15/2028) were among the worst performers.

Foreign currencies had a negative impact on performance versus the benchmark due to an allocation to non-U.S. TIPS.

For the year ended May 31, 2016, the Inflation Protected Fund returned -0.09% compared to 1.23% for the Barclays U.S. TIPS Index.

*	The Barclays U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-0.09%	1.80%	3.66%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

334

VALIC Company I International Equities Index Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with SunAmerica Asset Management, LLC

The International Equities Index Fund posted a return of -9.99% for the twelve-month period ended May 31, 2016, compared to a return of -9.68% for the MSCI EAFE Index (net).

For the year period ended May 31, 2016, the MSCI EAFE Index (net) underperformed the major U.S. market indices, returning -9.68%, while the S&P 500® Index, Russell 2000® Index, Russell Midcap® Growth Index gained 1.72%, -5.97%, and -3.70%, respectively. The materials and financials sectors dragged the MSCI EAFE Index (net) lower, returning -18.72% and -16.88%, on average, respectively. Losses were offset, however, by the consumer staples sector which gained 5.84%, on average, the only industry constituent to post positive results.

Top stock contributors on a relative basis during the period included British American Tobacco PLC, adidas AG, KDDI Corp., SABMiller PLC, and NTT DOCOMO, Inc. Conversely, notable detractors included HSBC Holdings PLC, Novartis AG, Toyota Motor Corp., Bayer AG, and Mitsubishi UFJ Financial Group, Inc.

For the year ended May 31, 2016, the International Equities Index Fund returned -9.99% compared to -9.68% for the MSCI EAFE Index (net).

*	The MSCI EAFE Index (Europe, Australasia, Far East) (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index (net) consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-9.99%	1.16%	1.02%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

335

VALIC Company I International Government Bond Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with PineBridge Investments, LLC

For the year ended May 31, 2016, the International Government Bond Fund posted a return of 4.61% compared to 4.55% for the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified Index, 7.00% for the Citigroup World Government Bond Index (WGBI) Index (unhedged) and 6.29% for the Blended Index.

Asset allocation contributed negatively to performance overall. An underweight position in Ukraine was the main contributor to performance, while an underweight position in Argentina was the main detractor.

Foreign currencies (FX) had a negative impact on performance. The Fund generated positive contributions from an overweight position in Norwegian Krone (NOK) and an underweight position in British Pound (GBP), while holdings in Australian Dollar (AUD) and Canadian Dollar (CAD) were the main detractors from performance.

Security selection was in line with the benchmark over the trailing twelve months. Security selection in Japanese government bonds (JGBs) contributed positively to performance. Columbia and Peru were among the largest detractors.

The top three individual securities were JGB (2.00% due 09/20/2040), JGB (1.50% due 12/20/2044) and JGB (1.80% due 03/20/2043).

The bottom three contributors were JGB (1.50% due 09/20/2018), JGB (1.30% due 12/20/2019) and Republic of Columbia Notes (5.13% due 03/28/2023).

For the year ended May 31, 2016, the International Government Bond Fund returned 4.61% compared to 4.55% for the JP Morgan EMBI Global Diversified Index, 7.00% for the Citigroup WGBI Index (unhedged) and 6.29% for the Blended Index.

*	The Citigroup WGBI Index (unhedged) is an unmanaged index of debt securities of major foreign government bond markets.

**	The JP Morgan EMBI Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments (Eurobonds, loans, etc) issued by emerging markets sovereign and quasi-sovereign entities. The Index is uniquely weighted and limits the weights of the countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

***	The Blended Index is comprised of the Citigroup WGBI Index (unhedged) (70%) and the JPMorgan EMBI Global Diversified Index (30%).

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
4.61%	1.57%	4.33%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

336

VALIC Company I International Growth Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

The International Growth Fund posted a return of -9.20% for the twelve-month period ended May 31, 2016, compared to a return of -9.68% for the MSCI EAFE Index (net).

A discussion with American Century Investment Management, Inc. — regarding their portion of the Fund (the “portfolio”)

The portfolio outperformed the benchmark during the period. Sector allocation and stock selection both contributed to the relative outperformance. Positioning in consumer discretionary and financials sectors bolstered performance, while currency factors detracted overall.

From a geographic perspective, stock selection and positioning in the Denmark and Japan enhanced relative performance. The top performing names included Pandora A/S, Ono Pharmaceutical Co., Ltd., and Reckitt Benckiser Group PLC. Conversely, stock selection within telecommunication services and industrials detracted from overall performance. Holdings in the United Kingdom and France proved detrimental. The bottom performing names included Minebea Co., Ltd., Intesa Sanpaolo SpA, and Liberty Global PLC.

A discussion with Invesco Advisers, Inc. — regarding their portion of the Fund (the “portfolio”)

The portfolio outperformed the benchmark during the period. At the sector level, overweight exposure and stock selection in the information technology sector added to performance. Stock selection in the materials and financials sectors also contributed to relative performance.

From a geographic perspective, stock selection in the European region was the leading contributor to positive results. Positive stock selection in the United Kingdom, Germany and Australia led relative performance. The top preforming names included BM&F Bovespa SA, CGI Group Inc., and British American Tobacco PLC. Conversely, negative stock selection in the industrials sector was the leading detractor. Additionally, lack of exposure to both the telecommunications sector and stock selection in the healthcare sector detracted from relative performance. Lack of exposure to China was the leading detractor. While positioning in France and Switzerland also detracted from performance. The bottom performing names included Great Wall Motor Co., Ltd., Banco Bradesco SA ADR., and Grupo Televisa SAB ADR.

A discussion with Massachusetts Financial Services Company — regarding their portion of the Fund (the “portfolio”)

The portfolio outperformed the benchmark during the period. At the sector level, the information technology and consumer discretionary sectors were the most additive to performance. The overweight allocation to the consumer staples sector also helped boost performance.

From a geographic perspective, holdings in Japan, Spain and the United Kingdom enhanced relative performance. The top preforming names included Terumo Corp., Compass Group PLC, and Reckitt Benckiser Group PLC. Conversely, stock selection in the healthcare sector, limited exposure to the telecommunications sector as well as stock selection and currency effects within the industrials sector detracted from overall performance. Holdings in Canada, Hong Kong and Germany detracted from performance. The bottom performing names included Valeant Pharmaceuticals International, Inc., Bayer AG., and Rolls-Royce Holdings PLC.

337

VALIC Company I International Growth Fund

COMPARISON: FUND VS. INDEX (unaudited) — (continued)

For the year ended May 31, 2016, the International Growth Fund returned -9.20% compared to -9.68% for the MSCI EAFE Index (net).

*	The MSCI EAFE Index (Europe, Australasia, Far East) (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index (net) consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-9.20%	2.86%	3.85%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

338

VALIC Company I Large Cap Core Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with Columbia Management Investment Advisers, LLC

The Large Cap Core Fund posted a return of 1.84% for the twelve-month period ended May 31, 2016, compared to a return of 0.78% for the Russell 1000® Index.

During the period, the strategy benefited from strong security selection in the information technology, consumer discretionary and industrials sectors, which more than offset poorer performance in the financials and consumer staples sectors.

In the technology sector, the top contributor in the portfolio for the period was Activision Blizzard, Inc. Alphabet, Inc. was also a top contributor in the period as the company delivered strong results.

In the industrials sector, Nielsen Holdings PLC, was a top contributor. The stock rallied after the company announced a deal with Cumulus Media, Inc. for the use of Nielsen’s voter rating system.

Other than not owning high flying Amazon.com, Inc., the top detractor was Range Resources Inc., an independent oil and natural gas company, which has since been sold.

In the financials sector, Citigroup, Inc. was a leading detractor for the period. Financial stocks were hurt significantly during the selloff at the beginning of 2016 due to the negative implications of falling interest rates, slightly worsening credit, and weak capital markets.

For the year ended May 31, 2016, the Large Cap Core Fund returned 1.84% compared to 0.78% for the Russell 1000® Index.

*	The Russell 1000® Index is a market capitalization weighted benchmark index made up of the 1000 largest U.S. stocks in the Russell 3000® Index.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
1.84%	11.90%	9.56%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

339

VALIC Company I Large Capital Growth Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with Massachusetts Financial Services Company

The Large Capital Growth Fund posted a return of 1.73% for the twelve-month period ended May 31, 2016, compared to a return of 1.61% for the Russell 1000® Growth Index.

The Fund’s outperformance was driven predominately by strong stock selection.

Stock selection within both the information technology and healthcare sectors was the most additive to performance.

The top performing names in the Fund included Apple, Inc., Accenture PLC and Alphabet, Inc. (formerly Google, Inc.).

Weak selection within the consumer staples and consumer discretionary sectors (and the underweight allocation) detracted from overall results.

The bottom performing names included Amazon.com Inc., Burberry Group PLC, and Twenty-First Century Fox, Inc.

For the year ended May 31, 2016, the Large Capital Growth Fund returned 1.73% compared to 1.61% for the Russell 1000® Growth Index.

*	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
1.73%	8.82%	6.60%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

340

VALIC Company I Mid Cap Index Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with SunAmerica Asset Management, LLC

The Mid Cap Index Fund posted a return of -0.69% for the twelve-month period ended May 31, 2016, compared to a return of -0.42% for the S&P MidCap 400® Index.

The Fund is passively managed to match the S&P MidCap 400® Index. As with all funds, there will be performance discrepancies due to trading, cash, and pricing effects.

In terms of sectors, the utilities and financials groups led the mid-cap benchmark higher, while the information technology and energy sectors were the most notable laggards.

Among individual holdings, positions in Westar Energy, Inc., Acuity Brands, Inc., and Global Payments, Inc. were the top contributors to relative performance during the fiscal period.

Conversely, Polaris Industries Inc., Community Health Systems, Inc. and not owning SunEdison, Inc. detracted the most from performance during the twelve-month period.

The Fund utilized stock index futures contracts to keep its cash position fully exposed to the market. The contracts are designed to provide returns equal to that of the portfolio’s benchmark, the S&P Mid Cap 400®, and, therefore, had no material impact on the portfolio performance.

For the year ended May 31, 2016, the Mid Cap Index Fund returned -0.69% compared to -0.42% for the S&P MidCap 400® Index.

*

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

“Standard & Poor’s®, “S&P®,” and “S&P MidCap 400®,” are trademarks of S&P. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-0.69%	9.68%	8.20%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

341

VALIC Company I Mid Cap Strategic Growth Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

The Mid Cap Strategic Growth Fund posted a return of -2.91% for the twelve-month period ended May 31, 2016, compared to a return of -3.70% for the Russell Midcap® Growth Index.

Effective December 7, 2015, Janus Capital Management LLC replaced Morgan Stanley Investment Management, Inc. as subadviser of the Mid Cap Strategic Growth Fund.

A discussion with Allianz Global Investors U.S. LLC — regarding their portion of the Fund (the “portfolio”).

The portfolio’s outperformance relative to the benchmark was primarily driven by strong stock selection. Sector allocation was slightly negative for the period.

Stock selection added to returns in every economic sector outside of information technology. The underweight exposure in both the energy and telecommunication services sectors was additive for the period.

The top performing names in the portfolio included Activision Blizzard, Inc., Tyson Foods, Inc., and Equinix, Inc.

Conversely, overweight positioning in the healthcare, consumer discretionary, information technology and materials sectors detracted the most from relative performance.

The bottom performing names for the portfolio included Western Digital Corp., Endo International PLC, and MGIC Investment Corp.

A discussion with Janus Capital Management LLC — regarding their portion of the Fund (the “portfolio”).

For the period December 7, 2015 through May 31, 2016, the portfolio’s outperformance relative to the benchmark was driven by strong stock selection. Sector allocation was negative for the period.

Stock selection in the health care and information technology sectors contributed to relative performance, as did both stock selection and an underweight allocation in the consumer discretionary sector.

The top performing names in the portfolio included Ritchie Bros. Auctioneers, Inc., Medivation, Inc. and Boston Scientific Corp.

Relative detractors included underweight allocations to the materials and consumer staples sectors, as well as stock selection in the financial sector.

The bottom performing names for the portfolio included LPL Financial Holdings, Inc., Sensata Technologies Holding NV, and athenahealth, Inc.

A discussion with Morgan Stanley Investment Management, Inc. — regarding their portion of the Fund (the “portfolio”).

For the period June 1, 2015 through December 6, 2015, the portfolio’s underperformance relative to the benchmark was primarily driven by the overall negative impact of stock selection. Sector allocation was positive for the period.

The lack of exposure to both the energy and materials sectors had a positive effect on relative performance.

The top performing names in the portfolio included Airbnb, Inc., Macy’s, Inc., and Ulta Salon Cosmetics & Fragrance, Inc.

Conversely, weak security selection in the information technology, consumer staples and consumer discretionary sectors diminished relative performance during the partial period.

The bottom performing names for the portfolio included Twitter, Inc., FireEye, Inc., and Splunk, Inc.

For the year ended May 31, 2016, the Mid Cap Strategic Growth Fund returned -2.91% compared to -3.70% for the Russell Midcap® Growth Index.

*

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-2.91%	5.92%	6.66%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

342

VALIC Company I Money Market I Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with SunAmerica Asset Management, LLC

The Money Market I Fund posted a return of 0.01% for the twelve-month period ended May 31, 2016, compared to a return of 0.12% for the Citi Treasury Bill 3 Month Index.*

Fund performance was mostly affected by historically low interest rates that persisted during the fiscal period ended May 31, 2016. Yields on money market securities increased steadily throughout the twelve-month period, with one-month certificates of deposit (CDs) yielding approximately 0.46% on May 31, 2016, up from roughly 0.16% from the prior year.

While money market yields were higher throughout the fiscal period, the Fund’s investment strategy helped provide current income while meeting its two primary objectives — liquidity and capital preservation. Interest rate risk was navigated by adjusting the Fund’s weighted average maturity as market conditions shifted. Potential credit risk was mitigated by buying high quality, creditworthy names.

Throughout the annual period, the Fund’s weighted average maturity had achieved a one year average of 43 days. In the last months of the annual period, we kept constant the Fund’s weighted average maturity while maintaining the quality and liquidity of the portfolio. As of May 31, 2016, the Fund’s weighted average maturity stood at approximately 23 days.

Throughout the annual period, the Fund was focused primarily on investments in government agency securities and U.S. Treasury securities, with lesser allocations to shorter-term repurchase agreements, commercial paper and certificates of deposit.

*	The Citi Treasury Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
0.01%	0.01%	1.00%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

343

VALIC Company I Nasdaq-100® Index Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with SunAmerica Asset Management, LLC

The Nasdaq-100® Index Fund posted a return of 1.18% for the twelve-month period ended May 31, 2016, compared to a return of 1.67% for the Nasdaq-100® Index.

The Fund is passively managed to match the NASDAQ 100® Index. As with all funds, there will be performance discrepancies due to trading, cash, and pricing effects.

In terms of sectors, information technology and consumer discretionary led the benchmark higher. The healthcare and telecommunications services sectors were the most notable laggards.

Top-contributing index holdings during the fiscal period included Amazon.com, Inc., Facebook, Inc., Alphabet, Inc. (formerly Google, Inc.). Conversely, Apple, Inc., Gilead Sciences, Inc., and Biogen, Inc., were featured among the index holdings which detracted most significantly from the Fund’s performance.

The Fund uses stock index futures contracts to keep its cash position fully exposed to the market. Because the futures contracts are tied to the Fund’s underlying benchmark and represent a very small portion of the total portfolio, their impact on Fund performance is negligible.

For the year ended May 31, 2016, the Nasdaq-100® Index Fund returned 1.18% compared to 1.67% for the Nasdaq-100® Index.

*

The Nasdaq-100® Index includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by VALIC Company I. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product(s).

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
1.18%	14.63%	11.58%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

344

VALIC Company I Science & Technology Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

The Science & Technology Fund posted a return of 0.39% for the twelve-month period ended May 31, 2016, compared to a return of 6.17% for the S&P® North American Technology Sector Index.

A discussion with Allianz Global Investors U.S. LLC — regarding their portion of the Fund (the “portfolio”)

The portfolio underperformed the benchmark during the one year period. During the period, stock selection and, to a lesser extent, industry allocation had a negative impact on relative performance.

The allocation effects of the overweight to the technology hardware storage & peripherals and internet catalog & retail industries positively contributed to relative returns.

The top performing names in the portfolio included Apple, Inc., Intel Corp., and QUALCOMM, Inc.

Conversely, stock selection in the software, semiconductor, and internet software & services segments had the largest negative impact on relative returns.

The bottom performing names in the portfolio included Akamai Technologies, Inc., Fizerv, Inc., and Nidec Corp.

A discussion with T. Rowe Price Associates, Inc. — regarding their portion of the Fund (the “portfolio”)

The portfolio underperformed the benchmark during the one year period, due mostly to security selection.

Stock selection in the software and telecommunication services sectors boosted relative performance. An underweight allocation to the telecommunication equipment sector and an overweight to the healthcare sector also added to performance.

The top performing names in the portfolio included Dearlertrack Holdings, Inc., Veeva Systems, Inc., and Yahoo, Inc.

Conversely, stock selections in the internet, media and semiconductors sectors created a drag to the performance.

The bottom performing names in the portfolio included Vipshop Holdings, Ltd., SK Hynix, Inc., and Alibaba Group Holdings, Ltd.

A discussion with Wellington Management Company LLP — regarding their portion of the Fund (the “portfolio”)

The portfolio underperformed the benchmark during the one year period, due mostly to security selection.

Stock selection in the software and IT services sectors boosted performance. An allocation (compared to a non-benchmark weight) within the professional services healthcare technology and hotels, restaurants & leisure sectors also helped boost performance.

The top performing names in the portfolio included Heartland Payment Systems, Inc., Apple, Inc., and Sunny Optical Technology Group Co., Ltd.

Conversely, stock selection within the semiconductors and semiconductor services and communications equipment sectors detracted from overall performance. Additionally, the allocation to household durables (in which the benchmark has no exposure) also detracted from results.

The bottom performing names in the portfolio included GoPro, Inc., QUALCOMM, Inc., and Nimble Storage, Inc.

For the year ended May 31, 2016, the Science & Technology Fund returned 0.39% compared to 6.17% for the S&P® North American Technology Sector Index.

*

The S&P® North American Technology Sector Index measures the performance of U.S.-traded stocks of technology-related companies in the U.S. and Canada. The Index includes companies in the following categories: producers of sophisticated computer-related devices; communications equipment and internet services; producers of computer and internet software; consultants for information technology; providers of computer services; and semiconductor equipment manufacturers.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
0.39%	11.17%	10.01%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

345

VALIC Company I Small Cap Aggressive Growth Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with RS Investment Management Co. LLC.

The Small Cap Aggressive Growth Fund posted a return of -16.21% for the twelve-month period ended May 31, 2016, compared to a return of -9.13% for the Russell 2000® Growth Index.

The Fund’s underperformance was driven by weak stock selection.

Stock selection in both the energy and financials sectors contributed the most to performance.

The top performing names included Take-Two Interactive Software, Inc., Euronet Worldwide, Inc., and Loxo Oncology, Inc.

Conversely, an overweight allocation to healthcare hindered performance. Lackluster stock selection in the healthcare and consumer discretionary sectors weighed on overall performance.

The bottom performing names included Restoration Hardware Holdings, Inc., Bluebird Bio, Inc., and comScore, Inc.

For the year ended May 31, 2016, the Small Cap Aggressive Growth Fund returned -16.21% compared to -9.13% for the Russell 2000® Growth Index.

*	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-16.21%	7.93%	7.77%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

346

VALIC Company I Small Cap Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

The Small Cap Fund posted a return of -5.20% for the twelve-month period ended May 31, 2016, compared to a return of -5.97% for the Russell 2000® Index.

A discussion with Invesco Advisers, Inc. — regarding their portion of the Fund (the “portfolio”)

Stock selection for the portfolio was positive for performance, although modest market allocation decisions largely offset those contributions. The portfolio outperformed in the consumer discretionary, health care, energy and industrials sectors versus the index. The portfolio lagged the index in the financials, utilities and telecommunication services sectors.

The portfolio outperformed by the widest margin in the consumer discretionary sector due to strong stock selection. This included Vail Resorts, Inc. The portfolio has been modestly overweight to restaurants, certain restaurant holdings including Cracker Barrel Old Country Store, Inc., Papa John’s International, Inc., Sonic Corp. and Panera Bread Co. benefitted relative performance.

Strong stock selection within the health care sector also contributed to relative portfolio performance. Affymetrix, Inc. and Alere, Inc. were top contributors.

The area of greatest challenge to the portfolio was the financials sector. One of the biggest detractors in this sector was the portfolio’s intentional underweight exposure to REIT’s, which outperformed during the year as interest rates remained low and market expectations for future rate hikes were tempered.

The portfolio also trailed the index within the relatively small utilities sector due to an underweight exposure.

A discussion with T. Rowe Price Associates, Inc — regarding their portion of the Fund (the “portfolio”)

For the period ended May 31, 2016, the portfolio outperformed the Russell 2000® Index. Broadly speaking, stock selection drove relative outperformance. At the sector level, industrials and business services, energy, and health care added to relative results the most, while financials was the greatest detractor from relative returns for the period.

Stock selection in industrials and business services was the largest contributor to relative performance for the period. The energy and health care sectors were positive contributors as well.

Conversely, an underweight position in the financials sector detracted most from relative performance for the period. Waddell & Reed Financial, Inc. has continued to suffer negative flows in the wake of several high-profile departures and poorer recent performance in its Ivy Asset Strategy Fund.

A discussion with Bridgeway Capital Management, Inc. — regarding their portion of the Fund (the “portfolio”)

For the period ended May 31, 2016, the portfolio outperformed the Russell 2000® Index.

Sector allocation versus the Russell 2000® Index contributed negatively to relative performance led by an overweighting in the energy sector. An overweighting in the telecommunications sector contributed the most to the relative performance of the portfolio during the period.

Stock selection versus the Russell 2000® Index contributed to the bulk of outperformance. The health care, financials and materials sectors had the biggest positive effect on stock selection. Conversely, stock picks in the utilities and energy sectors contributed negatively to performance.

The top contributors to performance over the twelve-month period were Ryerson Holding Corp., CyberOptics Corp. and Synergy Pharmaceuticals, Inc.

The bottom detractors to performance over the twelve-month period were Key Energy Services, Inc., Xerium Technologies, Inc., and Seventy Seven Energy, Inc.

For the year ended May 31, 2016, the Small Cap Fund returned -5.20% compared to -5.97% for the Russell 2000® Index.

*

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-5.20%	8.20%	5.88%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

347

VALIC Company I Small Cap Index Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with SunAmerica Asset Management, LLC

The Small Cap Index Fund posted a return of -6.05% for the twelve-month period ended May 31, 2016, compared to a return of -5.97% for the Russell 2000® Index.

The Fund is passively managed to match the Russell 2000® Index. As with all funds, there will be performance discrepancies due to trading, cash, and pricing effects.

By sector, utilities, consumer staples and financials outperformed the Russell 2000®, while energy and healthcare were the notable laggards.

In terms of contribution, MarketAxess Holdings, Inc., Post Holdings, Inc., and Piedmont Natural Gas Co., Inc., were the most additive index positions during the fiscal period. At the other end of the spectrum, Celldex Therapeutics, Inc., Restoration Hardware Holdings, Inc., and Cepheid, detracted the most from performance.

The Fund utilized stock index futures contracts to keep its cash position fully exposed to the market. Because the futures contracts are tied to the Fund’s underlying benchmark and represent a very small portion of the total portfolio, their impact on Fund performance is negligible.

For the year ended May 31, 2016, the Small Cap Index Fund returned -6.05% compared to -5.97% for the Russell 2000® Index.

*

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Russell 2000® Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-6.05%	7.73%	6.10%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

348

VALIC Company I Small Cap Special Values Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

The Small Cap Special Values Fund posted a return of 1.49% for the twelve-month period ended May 31, 2016, compared to a return of -2.75% for the Russell 2000® Value Index.

A discussion with Wells Capital Management Incorporated — regarding their portion of the Fund (“the portfolio”)

The portfolio outperformed the benchmark index for the twelve-month period. Relative outperformance was driven by strong stock selection. Selection was strongest in the industrials, consumer staples, and health care sectors over the twelve month period.

Significant underweights in the financials and utilities sectors were the primary detractors by sector. Additionally, an overweight in the materials sector detracted from relative returns.

Among the largest individual contributors were consumer staples holdings Central Garden & Pet Co., Cott Corp., and TreeHouse Foods, Inc. The largest individual detractors included energy positions CARBO Ceramics, Inc., Steel Excel, Inc., and Atwood Oceanics, Inc.

Effective December 7, 2015, Dreman Value Management, LLC ceased to be a sub-adviser to the Fund and Wells Capital Management, Incorporated assumed responsibility for 100% of the Fund.

A discussion with Dreman Value Management, LLC — regarding their portion of the Fund (“the portfolio”)

For the period June 1, 2015 through December 6, 2015, the portfolio outperformed the benchmark index. Both allocation and selection were positive during the period. An underweight to energy and positive stock selection in materials and utilities were the most significant contributions to relative returns.

Significant detractors included stock selection in energy and financials. An underweight to financials was an additional detractor.

Some of the top individual contributors were financials holdings First Niagara Financial Group, Inc., Mack-Cali Realty Corp., and Hanover Insurance Group, Inc. Significant detractors included Ultra Petroleum Corp., Triumph Group, Inc., and Atwood Oceanics, Inc.

For the year ended May 31, 2016, the Small Cap Special Values Fund returned 1.49% compared to -2.75% for the Russell 2000® Value Index.

*	The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
1.49%	9.97%	5.63%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

349

VALIC Company I Small-Mid Growth Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with Goldman Sachs Asset Management, L.P.

The Small-Mid Growth Fund posted a return of -6.27% for the twelve-month period ended May 31, 2016, compared to a return of -7.31% for the Russell 2500 Growth® Index.

During the reporting period, outperformance was driven by strong stock selection.

Stock selection in the consumer discretionary and energy sectors contributed the most to relative returns

The top performing names in the Fund included Ulta Salon Cosmetics & Fragrance, Inc., Equinix, Inc., and Eagle Bancorp, Inc.

Conversely, positioning and stock selection within the materials and industrials sectors detracted from performance.

The bottom performing names in the Fund included Restoration Hardware Holdings, Inc., Cepheid, and Cempra, Inc.

For the year ended May 31, 2016, the Small-Mid Growth Fund returned -6.27% compared to -7.31% for the Russell 2500® Growth Index.

*

The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-6.27%	7.58%	5.57%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

350

VALIC Company I Stock Index Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with SunAmerica Asset Management, LLC

The Stock Index Fund posted a return of 1.38% for the twelve-month period ended May 31, 2016, compared to a return of 1.72% for the S&P 500® Index.

The Fund is passively managed to match the S&P 500® Index. As with all funds, there will be performance discrepancies due to trading, cash, and pricing effects.

By sector, telecommunication services, consumer staples, consumer discretionary, utilities, industrials and information technology outperformed, while energy, materials, healthcare and financials underperformed the broader market.

In terms of style, large-cap companies outpaced small-cap companies. Within the large-cap segment, growth stocks outperformed value stocks.

Top-performing index holdings during the fiscal period included Amazon.com, Inc., Facebook, Inc., and Microsoft Corp.

Conversely, Apple, Inc., Kinder Morgan, Inc., and Gilead Sciences, Inc., hindered performance the most during the twelve month period.

The Fund utilized stock index futures contracts to keep its cash position fully exposed to the market. The contracts are designed to provide returns equal to that of the portfolio’s benchmark, the S&P 500®, and, therefore, had no material impact on the portfolio performance.

For the year ended May 31, 2016, the Stock Index Fund returned
1.38% compared to 1.72% for the S&P 500® Index.

*

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

“Standard & Poor’s®,” “S&P®,” and “S&P 500®,” are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
1.38%	11.28%	7.06%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

351

VALIC Company I Value Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with Wellington Management Company LLP

The Value Fund posted a return of -1.80% for the twelve-month period ended May 31, 2016, compared to a return of -0.06% for the Russell 1000® Value Index.

Sector allocation was the primary driver of relative underperformance during the period. The Fund’s overweight allocation to the consumer discretionary sector and underweight allocation to the utilities sector together detracted the most from relative performance. Stock selection within the financials sector also detracted from relative performance during the period.

On the positive side, favorable security selection among the consumer discretionary and consumer staples sectors partially offset unfavorable performance elsewhere in the portfolio. An underweight to energy also added to relative performance.

Top individual detractors from benchmark-relative returns were Marathon Oil Corp., Southwestern Energy Co., and Marvell Technology Group, Ltd. Top contributors were Fortune Brands Home & Security, Inc. and Home Depot, Inc. Not owning benchmark constituent Kinder Morgan, Inc. also aided relative results.

For the year ended May 31, 2016, the Value Fund returned -1.80% compared to -0.06% for the Russell 1000® Value Index.

*	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not managed and an investor cannot invest directly into an index.

Average Annual Total Returns as of May 31, 2016
1 Year	5 Years	10 Years
-1.80%	9.63%	5.95%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Contract or Plans that invest in the Fund are not included in the Fund’s returns.

352

VALIC COMPANY I

SUPPLEMENTS TO THE PROSPECTUS

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I (“VC I”)

Dividend Value Fund

Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 14, 2016 to the Funds’

Prospectus dated October 1, 2015, as amended

All reference to Kathleen M. Anderson, Managing Director and Portfolio Manager with BlackRock Investment Management, LLC, a sub-adviser to the Dividend Value Fund, is hereby deleted.

In addition, in the section entitled “Fund Summary: Growth Fund – Investment Adviser,” the portfolio managers table is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Gregory J. Woodhams, CFA	2007	Chief Investment Officer, U.S. Growth Equity – Large Cap, Senior Vice President and Senior Portfolio Manager
Justin M. Brown, CFA	2016	Vice President and Portfolio Manager
William Martin, CFA	2007	Senior Vice President and Senior Portfolio Manager
Lynette Pang, CFA	2007	Portfolio Manager
Keith Creveling, CFA	2007	Chief Investment Officer, Global and Non-U.S. Equity, Senior Vice President and Senior Portfolio Manager
Brent Puff	2008	Vice President and Senior Portfolio Manager
Ted Harlan, CFA	2014	Portfolio Manager

The information in the section entitled “Management – Investment Sub-Advisers” under the subheading American Century Investment Management, Inc. (“American Century”) with respect to the Growth Strategy team is deleted in its entirety and replaced with the following:

American Century’s Growth Strategy team is managed by Gregory J. Woodhams and Justin M. Brown. Mr. Woodhams, Chief Investment Officer, U.S. Growth Equity – Large Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the growth strategy team since he joined American Century in September 1997. He is a CFA charterholder. Mr. Brown, Vice President and Portfolio Manager, has been a member of the team since 2016. He joined American Century Investments in 2000 as an investment analyst and became a portfolio manager in 2006. He has a bachelor’s degree in business administration and finance from Texas Christian University. He is a CFA charterholder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

International Growth Fund

(the “Fund”)

Supplement dated June 16, 2016 to the Statutory

Prospectus dated October 1, 2015, as supplemented and amended to date

The following changes to the Fund’s Prospectus are effective immediately:

In the section entitled “Fund Summary: International Growth Fund – Investment Adviser,” the information with respect to Massachusetts Financial Services Company (“MFS”) in the table captioned “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Marcus L. Smith*	2005	Investment Officer and Portfolio Manager
Daniel Ling, CFA	2009	Investment Officer and Portfolio Manager
Filipe M. G. Benzinho	2016	Investment Officer and Portfolio Manager

*	As of April 1, 2017, Marcus L. Smith will no longer be a portfolio manager of the Fund.

The information in the section entitled “Management – Investment Sub-Advisers” under the subheading Massachusetts Financial Services Company (“MFS”) with respect to the Fund is deleted in its entirety and replaced with the following:

MFS manages a portion of the assets of the International Growth Fund using a team of portfolio managers. The team is comprised of Marcus L. Smith, Filipe M.G. Benzinho and Daniel Ling, CFA, each an Investment Officer and Portfolio Manager of MFS. Mr. Benzinho has been employed in the investment area of MFS since 2009. Mr. Smith has been employed in the investment area of MFS since 1994. As of April 1, 2017, Mr. Smith will no longer be a portfolio manager of the Fund. Mr. Ling has been employed in the investment area of MFS since 2006. They have joint responsibility for making day-to-day investment decisions on behalf of MFS’ portion of the Fund’s assets.

Capitalized terms used but not defined herein shall the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

353

VALIC Company I

BOARD OF DIRECTORS

Thomas J. Brown

Judith L. Craven

William F. Devin

Timothy J. Ebner

Gustavo E. Gonzales, Jr.

Peter A. Harbeck

Kenneth J. Lavery

John E. Maupin, Jr.

CUSTODIAN

State Street Bank and Trust Company

One Lincoln St.

Boston, Massachusetts 02111

INVESTMENT ADVISER

The Variable Annuity

Life Insurance Company (VALIC)

2929 Allen Parkway

Houston, Texas 77019

INVESTMENT SUB-ADVISERS

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Allianz Global Investors U.S. LLC

555 Mission St. Suite 1700

San Francisco, CA 94105

American Century Investment Management, Inc.

4500 Main Street

Kansas City, MO 64111

Barrow, Hanley, Mewhinney & Strauss, LLC

2200 Ross Avenue, 31st Floor

Dallas, TX 75201-2761

BlackRock Investment Management, LLC

1 University Square Dr.

Princeton, NJ 08540

Bridgeway Capital Management, Inc.

20 Greenway Plaza

Suite 450

Houston, TX 77046

Columbia Management

Investment Advisors, LLC

100 Federal Street

Boston, MA 02110

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, CA 94403-1906

Goldman Sachs

Asset Management, L.P.

200 West Street

New York, NY 10282

Invesco Advisers, Inc.

1555 Peachtree St. NE

Atlanta, GA 30309

Janus Capital Management LLC

151 Detroit Street

Denver, Colorado 80206

J.P. Morgan Investment

Management Inc.

270 Park Avenue

New York, NY 10017

Massachusetts Financial Services Company

500 Boylston Street

Boston, MA 02116

PineBridge Investments, LLC

399 Park Avenue

New York, NY 10022

RS Investment

Management Co., LLC

388 Market Street

Suite 1700

San Francisco, CA 94111

SunAmerica Asset Management, LLC

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Templeton Global Advisors, Limited

Lyford Cay

Nassau, Bahamas

Templeton Investment Counsel, LLC

300 SE 2nd St.

Ft. Lauderdale, FL 33301

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

Wells Capital Management Incorporated

525 Market St.

10th Floor

San Francisco, CA 94105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002

TRANSFER AND SHAREHOLDER SERVICE AGENT

VALIC Retirement

Services Company (VRSCO)

2929 Allen Parkway

Houston, Texas 77019

OFFICERS

John T. Genoy,

President and Principal Executive Officer

John Packs,

Vice President and Senior Investment Officer

Gregory R. Kingston,

Treasurer and Principal Financial Officer

Kathleen Fuentes,

Vice President, Chief Legal Officer and Secretary

Gregory N. Bressler,

Vice President

Thomas M. Ward,

Vice President

Shawn Parry,

Vice President and Assistant Treasurer

Donna McManus,

Vice President and Assistant Treasurer

Diedre L. Phipps,

Assistant Treasurer

John E. Smith, Jr.

Assistant Treasurer

Matthew J. Hackethal,

Anti-Money Laundering

Compliance Officer

Christopher J. Tafone,

Assistant Secretary

Louis O. Ducote, II

Assistant Secretary

Shana L. Walker,

Assistant Secretary

354

VALIC Company I

DISCLOSURE OF QUARTERLY FUND HOLDINGS

VC I is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. VC I’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. You can also review and obtain copies of Forms N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

VOTING PROXIES ON VALIC COMPANY I PORTFOLIO SECURITIES

A description of the policies and procedures that VC I uses to determine how to vote proxies related to securities held in the Fund’s portfolios which is available in VC I’s Statement of Additional Information, which may be obtained without charge upon request, by calling 1-800-448-2542. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

PROXY VOTING RECORD ON VALIC COMPANY I PORTFOLIO SECURITIES

Information regarding how VC I voted proxies relating to securities held in the VC I Funds during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling 1-800-448-2542 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is for the information of the shareholders and variable contract owners participating in VC I. It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

If you would like further information about this material or products issued by VALIC or American General Life Insurance Company, please contact your financial professional.

355

VALIC Company I P.O. Box 3206 Houston, TX 77253-3206	PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1765

VC 9530 (05/2016) J74462

Item 2.	Code of Ethics.

VALIC Company I (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2016, there were no reportable amendments, waivers, or implicit waivers to a provision of the Code of Ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Thomas J. Brown qualifies as an audit committee financial expert, as defined in the instructions to Item 3(b) of Form N-CSR. Mr. Brown is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2016	2015
(a) Audit Fees	$872,440	$847,030
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2016	2015
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$401,110	$236,770

All other fees are for professional services rendered by the registrant’s principal accountant for services associated with issuing a SSAE16 report and Third Party Assurance report.

(e) (1)

The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

(2)	No services included in (b) - (d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2016 and 2015 were $426,045 and $297,640 respectively.

(h)	Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliates that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.	Controls and Procedures.

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.3a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406.Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(b)	Certification pursuant to Rule 30a-2 (b) under the Investment Company Act of 1940 (17 CFR 270.30a-2 (a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VALIC Company I

By:	/s/ John T. Genoy
John T. Genoy
President

Date: August 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: August 8, 2016

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: August 8, 2016